UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

March 31, 2018

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Multi Asset Income Fund (formerly AllianzGI Retirement Income Fund)

AllianzGI Global Allocation Fund

AllianzGI Best Styles Emerging Markets Equity Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles International Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI Convertible Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Europe Equity Dividend Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global High Yield Fund

AllianzGI Global Sustainability Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Growth Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI PerformanceFee Managed Futures Strategy Fund

AllianzGI PerformanceFee Structured US Equity Fund

AllianzGI PerformanceFee Structured US Fixed Income Fund

AllianzGI Real Estate Debt Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI Ultra Micro Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds, prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President
4–105	Fund Summaries
106–107	Important Information
108–111	Benchmark Descriptions
112–197	Schedules of Investments
198–211	Statements of Assets and Liabilities
212–224	Statements of Operations
226–241	Statements of Changes in Net Assets
242–301	Financial Highlights
302–379	Notes to Financial Statements
380	Changes to the Board of Trustees and Fund Officers
381–385	Matters Relating to the Trustees’ Consideration of the Investment Management Agreements
386–387	Privacy Policy

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to each Fund’s applicable current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy continued to expand during the six-month period ended March 31, 2018. This trend also occurred outside the US, and global inflation remained well-contained. Against this backdrop, US and international equities generated positive results. Elsewhere, the US bond market posted a modest decline during the reporting period.

Six Months in Review

For the six-month period ended March 31, 2018, US stocks, as measured by the Standard & Poor’s 500 Index, gained 5.84%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index (net) and the MSCI World Index (net), returned 2.63% and 4.15%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index (net) rose 8.96%. With respect to bonds, the Bloomberg Barclays US Credit Index returned -1.10%, whereas the Bloomberg Barclays Global High Yield Index rose 0.50%. The Bloomberg Barclays US Government Bond Index returned 0.51%, while the broader bond market index, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned -1.08%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 3.2% and 2.9% during the third and fourth quarters of 2017, respectively. The Commerce Department’s initial estimate for the first quarter of 2018 — released after the reporting period had ended — showed that GDP grew at an annual pace of 2.3%.

The US Federal Reserve (the “Fed”) raised interest rates twice during the reporting period, in December 2017 and March 2018. With the rate hike in March, the federal funds rate moved to a range between 1.50% and 1.75%. This marked the Fed’s sixth rate hike since December 2015 and the first under new Chairman Jerome Powell. Meanwhile, in October 2017, the Fed started to gradually reduce its balance sheet — a process that will likely take several years. The Fed’s actions during the reporting period were well telegraphed and there were minimal market disruptions.

2	March 31, 2018 |	Semiannual Report

Outlook

Since the depths of the global financial crisis, central banks have supported financial markets and the economies they serve through expansionary monetary policies, increasing their balance sheets to previously unheard-of sizes. In our opinion, the strong growth in corporate profits and diminishing fears of deflation show that this approach has worked, and central banks will be careful not to stifle current gains.

So, while we anticipate the scale of central bank support will diminish in 2018 — led by the Fed — we expect the overall shift to be slow and the precise actions to vary from one central bank to the next. In our view, interest rates will stay low overall in 2018. Consequently, we believe investors should continue to keep a careful eye on inflation, particularly because official data appear to understate rises in real-world costs. In addition to macroeconomic considerations, we believe several dominant investment themes, including geopolitical risk and business disruption, will persist in 2018.

Against this backdrop, we will continue to use our fundamental research and insights — and our strong global network — to help our clients balance risk and reward. Where appropriate, we will also seek to capitalize on volatility spikes and prepare to trim exposure to risky assets if cyclical data start to lose momentum.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Semiannual Report	| March 31, 2018	3

Unaudited

AllianzGI Target-Date Funds*

For the period of October 1, 2017 through March 31, 2018, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Target-Date Funds (the “Funds”) returned between 0.74% and 3.38% with longer dated Funds posting more favorable results. In terms of relative performance, all strategies underperformed their respective benchmarks (Morningstar Lifetime Moderate series) for the six-month period.

Market Overview

The six-month period ending on March 31, 2018 is best characterized as one which began with markets being supported by optimism about global growth and mostly positive political developments. About midway through the period, however, market expectations began to reset.

Global equities appreciated through January buoyed by optimism about the trajectory of global growth. Late in the fourth quarter, the passage of the Tax Cuts and Jobs Act provided an additional boost to sentiment around US equities in light of positive implications for corporate earnings. In terms of economic expansion, we received confirmation that the US economy expanded at a greater than 3.0% rate for two consecutive quarters (on a quarter-over-quarter annualized rate) and that in the US and almost all major economies, the labor market continued to tighten. And yet inflation failed to materialize in spite of such improvements, while official forecasts (from the US Federal Reserve (the “Fed”)) and unofficial ones (from consumer sentiment surveys) suggested that the absence of inflation would continue in the US and in most major economies. Emerging market assets continued to benefit from the “spillover” effects of strong global growth, with its attendant boost to international trade and support for some industrial commodity prices (such as copper) that benefit key commodity exporters. In addition, emerging markets benefited from a weaker US dollar and persistent inflows of foreign capital.

However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in early February. For the remainder of the period macroeconomic and policy uncertainty forced a recalibration of expectations among market participants across asset classes. As of January, markets expected the Fed to increase its benchmark interest rate two times during 2018 and markets seemed to have grown complacent with the low volatility environment of the previous two years. Several new themes arose during the reporting period including (i) a re-emergence of volatility, (ii) renewed vigilance about the possibility of creeping inflation, and (iii) revised forecasts for the pace and magnitude of increases in the Fed’s benchmark interest rate. In this new context, we observed a spike in the Chicago Board Options Exchange Volatility Index (“VIX”) of around 300% during the first week of February, a correction in US equities of more than 6% intraday during the day following a report showing that US wages in January increased more than expected, and an increase in yields on 10-Year Treasuries of roughly 40 basis points by the end of the period.

In March, these factors, combined with the looming threat of a global trade war linked to the White House’s announcement of steep tariffs on steel and aluminum, weighed on markets. Later in March, the technology sector suffered in the wake of several company-specific events, including the launch of a federal investigation into Facebook’s alleged privacy breach.

Overall, the best performing assets for the six-month period were emerging market equities and emerging market bonds followed by global and US equities. Among the worst performing assets were corporate and US government bonds.

Portfolio Review

An overweight to global equities, especially in emerging markets and US equities, provided a tailwind to performance during the reporting period across the board. In addition, selection in equities detracted from performance as the Funds underperformed their respective benchmarks. In addition, selection in bonds also had a negative impact as the AllianzGI Advanced Core Bond Portfolio also underperformed the Bloomberg Barclays US Aggregate Bond Index. Lastly, opportunistic positions in energy and industrial metals commodities also detracted from the Funds’ performance.

At the end of the reporting period, the Funds maintained an underweight position in US government bonds (duration weighted) and an overweight position in global equities including emerging markets, although less so than at the start of the period. The Funds also have an opportunistic position in US bank loans, which are floating rate instruments and which we believe should outperform traditional corporate credit in a rising interest rate environment.

Outlook

Overall, despite the recent volatility in markets, there is still evidence to support a prolonged period of synchronized global growth. As of the end of the quarter, around the world more than two-thirds of countries (developed and emerging) were producing above-average economic data changes. In addition, monetary policy remains accommodative in historical terms as the removal of excess liquidity has been gradual and we believe monetary policy will likely remain accommodative. Although the Fed raised its benchmark interest rate in March and provided more hawkish guidance for the next two years, comments from new Fed Chair Jerome Powell suggest that policy will move at a measured pace. For its part, the European Central Bank signaled that it will not increase the policy rate in 2018. Inflation remains low albeit higher than at the end of last year. Inflation expectations, especially survey-based measures, however, are more elevated.

As of the end of the quarter, our market cycle signals and fundamental analysis recommend a neutral position for global equities favoring emerging markets and US equities and with a small underweight to Europe and the United Kingdom. On the fixed income side, we are neutral to modestly underweight US bonds and long periphery European bonds and emerging market local bonds.

* The “Target-Date Funds” are the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

4	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	0.74%	6.87%	3.64%	7.17%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–4.80%	0.99%	2.47%	6.51%
AllianzGI Retirement 2020 Fund Class C	0.33%	6.09%	2.86%	6.35%
AllianzGI Retirement 2020 Fund Class C (adjusted)	–0.65%	5.09%	2.86%	6.35%
AllianzGI Retirement 2020 Fund Class R	0.58%	7.71%	2.89%	6.61%
AllianzGI Retirement 2020 Fund Class P	0.87%	7.15%	3.94%	7.46%
AllianzGI Retirement 2020 Fund Class R6	0.90%	7.29%	4.04%	7.56%
AllianzGI Retirement 2020 Fund Administrative Class	0.80%	6.94%	3.68%	7.21%
Morningstar Lifetime Moderate 2020 Index	2.67%	8.19%	6.12%	9.67%
AllianzGI 2020 Strategic Benchmark	1.78%	7.31%	4.06%	6.57%
Lipper Mixed-Asset Target 2020 Funds Average	1.95%	7.14%	5.32%	8.63%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.19% for Class A shares, 1.94% for Class C shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares, and 1.04% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Fund Allocation (as of March 31, 2018)

AllianzGI Global Dynamic Allocation	63.3%
AllianzGI Advanced Core Bond	17.2%
AllianzGI Best Styles U.S. Equity	6.0%
Vanguard Mortgage-Backed Securities	2.3%
AllianzGI Short Duration High Income	1.2%
iShares TIPS Bond	1.1%
Vanguard Intermediate-Term Corporate Bond	0.9%
AllianzGI Emerging Markets Small-Cap	0.7%
Other	0.7%
Cash & Equivalents — Net	6.6%

Semiannual Report	| March 31, 2018	5

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,007.40	$1,003.30	$1,005.80	$1,008.70	$1,009.00	$1,008.00
Expenses Paid During Period	$1.75	$5.49	$3.50	$0.25	$0.02	$1.50

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,023.19	$1,019.45	$1,021.44	$1,024.68	$1,024.92	$1,023.44
Expenses Paid During Period	$1.77	$5.54	$3.53	$0.25	$0.02	$1.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 1.10% for Class C, 0.70% for Class R, 0.05% for Class P, less than 0.005% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

6	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	1.76%	8.99%	4.50%	6.00%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–3.84%	3.00%	3.32%	5.05%
AllianzGI Retirement 2025 Fund Class R	1.57%	8.61%	4.12%	5.61%
AllianzGI Retirement 2025 Fund Class P	1.88%	9.31%	4.81%	6.31%
AllianzGI Retirement 2025 Fund Class R6	1.91%	9.38%	4.91%	6.41%
AllianzGI Retirement 2025 Fund Administrative Class	1.76%	9.05%	4.55%	6.04%
Morningstar Lifetime Moderate 2025 Index	3.08%	9.31%	7.00%	9.25%
AllianzGI 2025 Strategic Benchmark	2.56%	8.99%	4.89%	6.06%
Lipper Mixed-Asset Target 2025 Funds Average	2.48%	8.65%	6.45%	8.30%

* Cumulative returns

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.23% for Class A shares, 1.48% for Class R shares, 0.83% for Class P shares, 0.73% for Class R6 shares and 1.08% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Fund Allocation (as of March 31, 2018)

AllianzGI Global Dynamic Allocation	72.0%
AllianzGI Advanced Core Bond	13.6%
AllianzGI Best Styles U.S. Equity	9.4%
AllianzGI Emerging Markets Small-Cap	0.6%
AllianzGI Short Duration High Income	0.5%
iShares TIPS Bond	0.5%
AllianzGI Emerging Markets Debt	0.3%
Cash & Equivalents — Net	3.1%

Semiannual Report	| March 31, 2018	7

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,017.60	$1,015.70	$1,018.80	$1,019.10	$1,017.60
Expenses Paid During Period	$1.56	$3.32	$0.05	$0.02	$1.31

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,023.39	$1,021.64	$1,024.88	$1,024.92	$1,023.64
Expenses Paid During Period	$1.56	$3.33	$0.05	$0.02	$1.31

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.31% for Class A, 0.66% for Class R, 0.01% for Class P, less than 0.005% for Class R6 and 0.26% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

8	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	2.31%	10.62%	5.22%	8.77%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–3.32%	4.54%	4.04%	8.11%
AllianzGI Retirement 2030 Fund Class C	1.95%	9.77%	4.43%	8.00%
AllianzGI Retirement 2030 Fund Class C (adjusted)	0.98%	8.77%	4.43%	8.00%
AllianzGI Retirement 2030 Fund Class R	2.17%	10.26%	4.85%	8.47%
AllianzGI Retirement 2030 Fund Class P	2.46%	10.91%	5.53%	9.11%
AllianzGI Retirement 2030 Fund Class R6	2.54%	11.02%	5.64%	9.21%
AllianzGI Retirement 2030 Fund Administrative Class	2.38%	10.68%	5.27%	8.87%
Morningstar Lifetime Moderate 2030 Index	3.61%	10.66%	7.92%	11.57%
AllianzGI 2030 Strategic Benchmark	3.24%	10.47%	5.70%	8.36%
Lipper Mixed-Asset Target 2030 Funds Average	3.15%	10.12%	7.17%	10.23%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.97% for Class C shares, 1.47% for Class R shares, 0.82% for Class P shares, 0.72% for Class R6 shares and 1.07% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Fund Allocation (as of March 31, 2018)

AllianzGI Global Dynamic Allocation	70.4%
AllianzGI Best Styles U.S. Equity	13.0%
AllianzGI Best Styles Global Equity	9.0%
AllianzGI Advanced Core Bond	3.0%
AllianzGI Emerging Markets Small-Cap	1.1%
Vanguard FTSE All World ex-U.S. Small-Cap	0.5%
Cash & Equivalents — Net	3.0%

Semiannual Report	| March 31, 2018	9

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,023.10	$1,019.50	$1,021.70	$1,024.60	$1,025.40	$1,023.80
Expenses Paid During Period	$1.61	$5.39	$3.38	$0.10	$0.02	$1.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,023.34	$1,019.60	$1,021.59	$1,024.83	$1,024.92	$1,023.59
Expenses Paid During Period	$1.61	$5.39	$3.38	$0.10	$0.02	$1.36

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.32% for Class A, 1.07% for Class C, 0.67% for Class R, 0.02% for Class P, less than 0.005% for Class R6 and 0.27% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

10	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	2.78%	11.75%	5.93%	7.85%
AllianzGI Retirement 2035 Fund Class A (adjusted)	–2.88%	5.60%	4.74%	6.88%
AllianzGI Retirement 2035 Fund Class R	2.63%	11.41%	5.57%	7.48%
AllianzGI Retirement 2035 Fund Class P	2.96%	12.07%	6.26%	8.19%
AllianzGI Retirement 2035 Fund Class R6	3.00%	12.22%	6.37%	8.29%
AllianzGI Retirement 2035 Fund Administrative Class	2.77%	11.77%	5.98%	7.90%
Morningstar Lifetime Moderate 2035 Index	4.14%	11.95%	8.65%	11.21%
AllianzGI 2035 Strategic Benchmark	3.84%	11.82%	6.43%	8.20%
Lipper Mixed-Asset Target 2035 Funds Average	3.76%	11.74%	8.13%	9.91%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.15% for Class A shares, 1.40% for Class R shares, 0.75% for Class P shares, 0.65% for Class R6 shares and 1.00% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Fund Allocation (as of March 31, 2018)

AllianzGI Global Dynamic Allocation	46.7%
AllianzGI Best Styles Global Equity	30.6%
AllianzGI Best Styles U.S. Equity	15.5%
AllianzGI Advanced Core Bond	2.5%
AllianzGI Emerging Markets Small-Cap	1.1%
Vanguard FTSE All World ex-U.S. Small-Cap	0.9%
Cash & Equivalents — Net	2.7%

Semiannual Report	| March 31, 2018	11

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,027.80	$1,026.30	$1,029.60	$1,030.00	$1,027.70
Expenses Paid During Period	$1.97	$3.74	$0.46	$0.02	$1.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,022.99	$1,021.24	$1,024.48	$1,024.92	$1,023.24
Expenses Paid During Period	$1.97	$3.73	$0.45	$0.02	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.39% for Class A, 0.74% for Class R, 0.09% for Class P, 0.005% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

12	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	3.08%	12.52%	6.42%	10.12%
AllianzGI Retirement 2040 Fund Class A (adjusted)	–2.59%	6.33%	5.22%	9.45%
AllianzGI Retirement 2040 Fund Class C	2.69%	11.63%	5.63%	9.28%
AllianzGI Retirement 2040 Fund Class C (adjusted)	1.72%	10.63%	5.63%	9.28%
AllianzGI Retirement 2040 Fund Class R	2.93%	12.11%	6.06%	9.77%
AllianzGI Retirement 2040 Fund Class P	3.24%	12.85%	6.76%	10.43%
AllianzGI Retirement 2040 Fund Class R6	3.28%	12.98%	6.86%	10.53%
AllianzGI Retirement 2040 Fund Administrative Class	3.07%	12.56%	6.48%	10.16%
Morningstar Lifetime Moderate 2040 Index	4.51%	12.86%	9.03%	12.47%
AllianzGI 2040 Strategic Benchmark	4.31%	12.85%	6.97%	9.72%
Lipper Mixed-Asset Target 2040 Funds Average	4.03%	12.25%	8.25%	11.12%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.09% for Class A shares, 1.84% for Class C shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Class R6 shares and 0.94% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Fund Allocation (as of March 31, 2018)

AllianzGI Best Styles Global Equity	44.7%
AllianzGI Global Dynamic Allocation	32.8%
AllianzGI Best Styles U.S. Equity	18.1%
Vanguard FTSE All World ex-U.S. Small-Cap	1.1%
AllianzGI Emerging Markets Small-Cap	1.1%
Cash & Equivalents — Net	2.2%

Semiannual Report	| March 31, 2018	13

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,030.80	$1,026.90	$1,029.30	$1,032.40	$1,032.80	$1,030.70
Expenses Paid During Period	$2.23	$6.01	$4.00	$0.71	$0.20	$1.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,022.74	$1,019.00	$1,020.99	$1,024.23	$1,024.73	$1,022.99
Expenses Paid During Period	$2.22	$5.99	$3.98	$0.71	$0.20	$1.97

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.44% for Class A, 1.19% for Class C, 0.79% for Class R, 0.14% for Class P, 0.04% for Class R6 and 0.39% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

14	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	3.20%	13.03%	6.84%	8.93%
AllianzGI Retirement 2045 Fund Class A (adjusted)	–2.48%	6.81%	5.64%	7.95%
AllianzGI Retirement 2045 Fund Class R	2.98%	12.60%	6.47%	8.55%
AllianzGI Retirement 2045 Fund Class P	3.32%	13.31%	7.18%	9.27%
AllianzGI Retirement 2045 Fund Class R6	3.41%	13.44%	7.30%	9.37%
AllianzGI Retirement 2045 Fund Administrative Class	3.24%	13.11%	6.90%	8.97%
Morningstar Lifetime Moderate 2045 Index	4.68%	13.31%	9.11%	11.70%
AllianzGI 2045 Strategic Benchmark	4.56%	13.40%	7.22%	9.29%
Lipper Mixed-Asset Target 2045 Funds Average	4.31%	13.10%	8.84%	10.76%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.06% for Class A shares, 1.31% for Class R shares, 0.66% for Class P shares, 0.56% for Class R6 shares and 0.91% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Fund Allocation (as of March 31, 2018)

AllianzGI Best Styles Global Equity	53.9%
AllianzGI Global Dynamic Allocation	22.0%
AllianzGI Best Styles U.S. Equity	18.9%
Vanguard FTSE All World ex-U.S. Small-Cap	1.3%
AllianzGI Emerging Markets Small-Cap	1.0%
Cash & Equivalents — Net	2.9%

Semiannual Report	| March 31, 2018	15

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,032.00	$1,029.80	$1,033.20	$1,034.10	$1,032.40
Expenses Paid During Period	$2.43	$4.20	$0.91	$0.41	$2.18

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,022.54	$1,020.79	$1,024.03	$1,024.53	$1,022.79
Expenses Paid During Period	$2.42	$4.18	$0.91	$0.40	$2.17

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.48% for Class A, 0.83% for Class R, 0.18% for Class P, 0.08% for Class R6 and 0.43% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

16	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	3.31%	13.14%	6.89%	10.55%
AllianzGI Retirement 2050 Fund Class A (adjusted)	–2.37%	6.92%	5.68%	9.88%
AllianzGI Retirement 2050 Fund Class C	2.91%	12.30%	6.08%	9.74%
AllianzGI Retirement 2050 Fund Class C (adjusted)	1.94%	11.30%	6.08%	9.74%
AllianzGI Retirement 2050 Fund Class R	3.13%	12.77%	6.50%	10.22%
AllianzGI Retirement 2050 Fund Class P	3.47%	13.50%	7.22%	10.88%
AllianzGI Retirement 2050 Fund Class R6	3.47%	13.56%	7.32%	10.98%
AllianzGI Retirement 2050 Fund Administrative Class	3.31%	13.16%	6.94%	10.62%
Morningstar Lifetime Moderate 2050 Index	4.72%	13.47%	9.05%	12.51%
AllianzGI 2050 Strategic Benchmark	4.66%	13.61%	7.28%	9.90%
Lipper Mixed-Asset Target 2050+ Funds Average	4.23%	12.76%	8.69%	11.37%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.05% for Class A shares, 1.80% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Fund Allocation (as of March 31, 2018)

AllianzGI Best Styles Global Equity	58.9%
AllianzGI Best Styles U.S. Equity	18.4%
AllianzGI Global Dynamic Allocation	17.5%
Vanguard FTSE All World ex-U.S. Small-Cap	1.4%
AllianzGI Emerging Markets Small-Cap	1.0%
Cash & Equivalents — Net	2.8%

Semiannual Report	| March 31, 2018	17

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,033.10	$1,029.10	$1,031.30	$1,034.70	$1,034.70	$1,033.10
Expenses Paid During Period	$2.48	$6.27	$4.25	$0.96	$0.46	$2.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,022.49	$1,018.75	$1,020.74	$1,023.98	$1,024.48	$1,022.74
Expenses Paid During Period	$2.47	$6.24	$4.23	$0.96	$0.45	$2.22

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.49% for Class A, 1.24% for Class C, 0.84% for Class R, 0.19% for Class P, 0.09% for Class R6 and 0.44% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

18	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	3.38%	13.18%	6.90%	9.08%
AllianzGI Retirement 2055 Fund Class A (adjusted)	–2.31%	6.95%	5.69%	8.11%
AllianzGI Retirement 2055 Fund Class R	3.20%	12.81%	6.52%	8.71%
AllianzGI Retirement 2055 Fund Class P	3.51%	13.48%	7.21%	9.42%
AllianzGI Retirement 2055 Fund Class R6	3.58%	13.64%	7.33%	9.53%
AllianzGI Retirement 2055 Fund Administrative Class	3.39%	13.24%	6.94%	9.13%
Morningstar Lifetime Moderate 2055 Index	4.73%	13.57%	8.96%	11.57%
AllianzGI 2055 Strategic Benchmark	4.66%	13.61%	7.28%	9.34%
Lipper Mixed-Asset Target 2055+ Funds Average	4.51%	13.57%	9.19%	11.11%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.05% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Fund Allocation (as of March 31, 2018)

AllianzGI Best Styles Global Equity	58.8%
AllianzGI Best Styles U.S. Equity	18.3%
AllianzGI Global Dynamic Allocation	17.5%
Vanguard FTSE All World ex-U.S. Small-Cap	1.4%
AllianzGI Emerging Markets Small-Cap	1.0%
Cash & Equivalents — Net	3.0%

Semiannual Report	| March 31, 2018	19

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,033.80	$1,032.00	$1,035.10	$1,035.80	$1,033.90
Expenses Paid During Period	$2.48	$4.26	$0.96	$0.46	$2.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,022.49	$1,020.74	$1,023.98	$1,024.48	$1,022.74
Expenses Paid During Period	$2.47	$4.23	$0.96	$0.45	$2.22

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.49% for Class A, 0.84% for Class R, 0.19% for Class P, 0.09% for Class R6 and 0.44% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

20	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Multi Asset Income Fund (formerly AllianzGI Retirement Income Fund)

For the period of October 1, 2017 through March 31, 2018, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Multi Asset Income Fund (the “Fund”) returned -1.59%, underperforming the Bloomberg Barclays US Universal Bond Index (the “benchmark”), which returned -1.00%.

Market Overview

The six-month period ending on March 31, 2018 is best characterized as one which began with markets being supported by optimism about global growth and mostly positive political developments. About midway through the period, however, market expectations began to reset.

Global equities appreciated through January buoyed by optimism about the trajectory of global growth. Late in the fourth quarter, the passage of the Tax Cuts and Jobs Act provided an additional boost to sentiment around US equities in light of positive implications for corporate earnings. In terms of economic expansion, we received confirmation that the US economy expanded at a greater than 3.0% rate for two consecutive quarters (on a quarter-over-quarter annualized rate) and that in the US and almost all major economies, the labor market continued to tighten. And yet inflation failed to materialize in spite of such improvements, while official forecasts (from the US Federal Reserve (the “Fed”)) and unofficial ones (from consumer sentiment surveys) suggested that the absence of inflation would continue in the US and in most major economies. Emerging market assets continued to benefit from the “spillover” effects of strong global growth, with its attendant boost to international trade and support for some industrial commodity prices (such as copper) that benefit key commodity exporters. In addition, emerging markets benefited from a weaker US dollar and persistent inflows of foreign capital.

However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in early February. For the remainder of the period macroeconomic and policy uncertainty forced a recalibration of expectations among market participants across asset classes. As of January, markets expected the Fed to increase its benchmark interest rate two times during 2018 and markets seemed to have grown complacent with the low volatility environment of the previous two years. Several new themes arose including (i) a re-emergence of volatility, (ii) renewed vigilance about the possibility of creeping inflation, and (iii) revised forecasts for the pace and magnitude of increases in the Fed’s benchmark interest rate. In this new context, we observed a spike in the Chicago Board Options Exchange Volatility Index (“VIX”) of around 300% during the first week of February, a correction in US equities of more than 6% intraday during the day following a report showing that US wages in January increased more than expected, and an increase in yields on 10-Year Treasuries of roughly 40 basis points by the end of the period.

In March, these factors, combined with the looming threat of a global trade war linked to the White House’s announcement of steep tariffs on steel and aluminum, weighed on markets. Later in March, the technology sector suffered in the wake of several company-specific events including the launch of a federal investigation into Facebook’s alleged privacy breach.

Overall, the best performing assets for the six-month period were emerging market equities and emerging market bonds followed by global and US equities. Among the worst performing assets were corporate and US government bonds.

Portfolio Review

Given the Fund’s focus on generating a relatively high level of income via dividends and interest, the Fund was overweight with respect to REITs and held an opportunistic position in MLPs during the reporting period; these two positions were responsible for most of the Fund’s underperformance. The Fund benefited from the use of high dividend paying equities and from a positive allocation effect in developed Asian and emerging market equities. The use of flexible income-oriented core strategies and the AllianzGI Short Duration High Income Fund offset the negative contribution from the Fund’s treasury positions.

The Fund is currently overweight with respect to equities, including preferred stocks and convertible securities, bank loans and emerging market debt, and underweight with respect to traditional high yield bonds, investment grade bonds and overall duration.

Overall, the Fund seeks to maintain a highly diversified mix of income sources throughout all market environments to mitigate portfolio risks.

Outlook

Overall, despite the recent volatility in markets, there is still evidence to support a prolonged period of synchronized global growth. As of the end of the quarter, around the world more than two-thirds of countries (developed and emerging) were producing above-average economic data changes. In addition, monetary policy remains accommodative in historical terms as the removal of excess liquidity has been gradual and we believe monetary policy will likely remain accommodative. Although the Fed raised its benchmark interest rate in March and provided more hawkish guidance for the next two years, comments from new Fed Chair Jerome Powell suggest that policy will move at a measured pace. For its part, the European Central Bank signaled that it will not increase the policy rate in 2018. Inflation remains low albeit higher than at the end of last year. Inflation expectations, especially survey-based measures, however, are more elevated.

As of the end of the quarter, our market cycle signals and fundamental analysis recommend a neutral position for global equities favoring emerging markets and US equities and with a small underweight to Europe and the United Kingdom. On the fixed income side, we are neutral to modestly underweight US bonds and long periphery European bonds and emerging market local bonds.

Semiannual Report	| March 31, 2018	21

Unaudited

AllianzGI Multi Asset Income Fund (formerly AllianzGI Retirement Income Fund) (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Multi Asset Income Fund Class A	–1.59%	2.28%	2.95%	6.48%
AllianzGI Multi Asset Income Fund Class A (adjusted)	–7.00%	–3.34%	1.79%	5.83%
AllianzGI Multi Asset Income Fund Class C	–2.01%	1.47%	2.16%	5.69%
AllianzGI Multi Asset Income Fund Class C (adjusted)	–2.95%	0.51%	2.16%	5.69%
AllianzGI Multi Asset Income Fund Class R	–1.76%	1.87%	2.59%	6.14%
AllianzGI Multi Asset Income Fund Class P	–1.43%	2.56%	3.26%	6.78%
AllianzGI Multi Asset Income Fund Class R6	–1.37%	2.68%	3.37%	6.88%
AllianzGI Multi Asset Income Fund Administrative Class	–1.57%	2.32%	2.79%	6.42%
AllianzGI Multi Asset Income Fund Institutional Class	–1.45%	2.57%	3.30%	6.82%
Bloomberg Barclays US Universal Bond Index	–1.00%	1.52%	2.19%	4.26%
AllianzGI Multi Asset Income Strategic Benchmark	0.81%	5.15%	2.93%	5.36%
MSCI World High Dividend Yield Index	0.24%	8.04%	6.87%	10.53%
Lipper Mixed-Asset Target Today Funds Average	1.11%	5.04%	3.62%	6.37%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.20% for Class A shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.75% for Institutional Class, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.60% for Institutional Class, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

22	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Multi Asset Income Fund (formerly AllianzGI Retirement Income Fund) (cont’d)

Cumulative Returns Through March 31, 2018

Fund Allocation (as of March 31, 2018)

PIMCO Income	12.8%
AllianzGI Short Duration High Income	10.2%
PIMCO Investment Grade Corporate Bond	7.6%
AllianzGI Emerging Markets Debt	7.4%
AllianzGI Europe Equity Dividend	6.8%
PIMCO Preferred and Capital Securites	6.0%
PIMCO Mortgage Opportunities	5.0%
AllianzGI High Yield Bond	5.0%
Other	26.8%
Cash & Equivalents — Net	12.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class*	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$984.10	$979.90	$982.40	$985.70	$969.60	$986.30	$984.30
Expenses Paid During Period	$1.93	$5.63	$3.66	$0.45	$0.06	$0.01	$1.68

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class*	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,022.99	$1,019.25	$1,021.24	$1,024.48	$1,024.73	$1,024.92	$1,023.24
Expenses Paid During Period	$1.97	$5.74	$3.73	$0.45	$0.20	$0.02	$1.72

* Institutional Class commenced operations on February 1, 2018. The Actual expense example for Institutional Class is based on the period since inception; the Actual expense example for Class A, Class C, Class R, Class P, Class R6, and Administrative Class and the Hypothetical expense example for all classes are based on the period beginning October 1, 2017. If the Hypothetical expense example for Institutional Class had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,007.88 and $0.06, respectively.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.39% for Class A, 1.14% for Class C, 0.74% for Class R, 0.09% for Class P, 0.04% for Institutional Class, less than 0.005% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 182 (58 for Institutional Class)/365 for the Actual expense example and 182/365 for the Hypothetical expense example. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2018	23

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2017 through March 31, 2018, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Allocation Fund (the “Fund”) returned 1.80%, underperforming the 60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned 2.45%.

Market Overview

The six-month period ending on March 31, 2018 is best characterized as one which began with markets being supported by optimism about global growth and mostly positive political developments. About midway through the period, however, market expectations began to reset.

Global equities appreciated through January buoyed by optimism about the trajectory of global growth. Late in the fourth quarter, the passage of the Tax Cuts and Jobs Act provided an additional boost to sentiment around US equities in light of positive implications for corporate earnings. In terms of economic expansion, we received confirmation that the US economy expanded at a greater than 3.0% rate for two consecutive quarters (on a quarter-over-quarter annualized rate) and that in the US and almost all major economies, the labor market continued to tighten. And yet inflation failed to materialize in spite of such improvements, while official forecasts (from the US Federal Reserve (the “Fed”)) and unofficial ones (from consumer sentiment surveys) suggested that the absence of inflation would continue in the US and in most major economies. Emerging market assets continued to benefit from the “spillover” effects of strong global growth, with its attendant boost to international trade and support for some industrial commodity prices (such as copper) that benefit key commodity exporters. In addition, emerging markets benefited from a weaker US dollar and persistent inflows of foreign capital.

However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in early February. For the remainder of the reporting period macroeconomic and policy uncertainty forced a recalibration of expectations among market participants across asset classes. As of January, markets expected the Fed to increase its benchmark interest rate two times during 2018 and seemed to have grown complacent with the low volatility environment of the previous two years. Several new themes arose during the reporting period including (i) a re-emergence of volatility, (ii) renewed vigilance about the possibility of creeping inflation, and (iii) revised forecasts for the pace and magnitude of increases in the Fed’s benchmark interest rate. In this new context, we observed a spike in the Chicago Board Options Exchange Volatility Index (“VIX”) of around 300% during the first week of February, a correction in US equities of more than 6% intraday during the day following a report showing that US wages in January increased more than expected, and an increase in yields on 10-Year Treasuries of roughly 40 basis points by the end of the period.

In March, these factors, combined with the looming threat of a global trade war linked to the White House’s announcement of steep tariffs on steel and aluminum, weighed on markets. Later in March, the technology sector suffered in the wake of several company-specific events, including the launch of a federal investigation into Facebook’s alleged privacy breach.

Overall, the best performing assets for the six-month period were emerging market equities and emerging market bonds followed by global and US equities. Among the worst performing assets were corporate and US government bonds.

Portfolio Review

An overweight to global equities, especially in emerging markets and US equities, provided a tailwind to performance during the reporting period across the board. In addition, selection in equities detracted from performance as the Fund underperformed its benchmark. In the opportunistic portion of the portfolio, performance benefitted from exposure to small-cap stocks in both emerging markets and the US. Other opportunistic holdings such as high yield bonds and UK government bonds detracted from the Fund’s performance. In addition, exposure to commodities and selected currencies through a managed futures strategy detracted from the Fund’s performance. The Fund’s exposure to US Treasuries ultimately detracted, although positioning helped intermittently, including as exposure was decreased when yields went up in February.

At the end of the reporting period, the Fund maintained an underweight position in US government bonds (duration weighted) and an overweight position with respect to global equities including emerging markets, although less so than at the start of the reporting period.

Outlook

Overall, despite the recent volatility in markets, there is still evidence to support a prolonged period of synchronized global growth. As of the end of the quarter, around the world more than two-thirds of countries (developed and emerging) were producing above-average economic data changes. In addition, monetary policy remains accommodative in historical terms as the removal of excess liquidity has been gradual and we believe monetary policy will likely remain accommodative. Although the Fed raised its benchmark interest rate in March and provided more hawkish guidance for the next two years, comments from new Fed Chair Jerome Powell suggest that policy will move at a measured pace. For its part, the European Central Bank signaled that it will not increase the policy rate in 2018. Inflation remains low albeit higher than at the end of last year. Inflation expectations, especially survey-based measures, however, are more elevated.

As of the end of the quarter, our market cycle signals and fundamental analysis recommend a neutral position for global equities favoring emerging markets and US equities and with a small underweight to Europe and the United Kingdom. On the fixed income side, we are neutral to modestly underweight US bonds and long periphery European bonds and Emerging Market local bonds.

24	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	1.80%	9.64%	4.84%	5.09%	5.72%
AllianzGI Global Allocation Fund Class A (adjusted)	–3.80%	3.61%	3.66%	4.50%	5.42%
AllianzGI Global Allocation Fund Class C	1.47%	8.85%	4.06%	4.32%	4.94%
AllianzGI Global Allocation Fund Class C (adjusted)	0.54%	7.85%	4.06%	4.32%	4.94%
AllianzGI Global Allocation Fund Class R	1.77%	9.52%	4.68%	4.89%	5.49%
AllianzGI Global Allocation Fund Class P	1.96%	9.97%	5.12%	5.34%	5.96%
AllianzGI Global Allocation Fund Institutional Class	1.97%	9.79%	5.07%	5.40%	6.14%
AllianzGI Global Allocation Fund Administrative Class	1.85%	9.80%	4.86%	5.13%	5.78%
AllianzGI Global Allocation Fund R6	1.95%	10.08%	5.18%	5.51%	6.25%
MSCI ACWI	4.71%	14.85%	9.20%	5.57%	6.15%
60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index	2.45%	9.29%	6.33%	5.15%	5.86%
Bloomberg Barclays US Aggregate Bond Index	–1.08%	1.20%	1.82%	3.63%	4.61%
Lipper Alternative Global Macro Funds Average	0.64%	4.89%	2.17%	3.17%	5.12%

* Cumulative return

† The Fund began operations on September 30,1998. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 1998.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.53% for Class A shares, 2.28% for Class C shares, 1.72% for Class R shares, 1.26% for Class P shares, 1.36% for Institutional Class shares, 1.21% for Class R6 shares and 1.47% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.78% for Class C shares, 1.21% for Class R shares, 0.81% for Class P shares, 0.81% for Institutional Class shares, 0.71% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Fund Allocation (as of March 31, 2018)

AllianzGI Best Styles Global Equity	39.7%
AllianzGI Advanced Core Bond	25.6%
AllianzGI Best Styles Global Managed Volatility	10.4%
AllianzGI International Growth	5.3%
AllianzGI Emerging Markets Debt	4.3%
AllianzGI PerformanceFee Managed Futures Strategy	4.1%
iShares iBoxx $ Investment Grade Corporate Bond	2.9%
iShares MBS	1.9%
Other	2.8%
Cash & Equivalents — Net	3.0%

Semiannual Report	| March 31, 2018	25

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,018.00	$1,014.70	$1,017.70	$1,019.60	$1,019.70	$1,019.50	$1,018.50
Expenses Paid During Period	$3.02	$6.83	$4.02	$1.86	$2.01	$1.52	$2.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,021.94	$1,018.15	$1,020.94	$1,023.09	$1,022.94	$1,023.44	$1,022.19
Expenses Paid During Period	$3.02	$6.84	$4.03	$1.87	$2.02	$1.51	$2.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class A, 1.36% for Class C, 0.80% for Class R, 0.37% for Class P, 0.40% for Institutional Class, 0.30% for Class R6 and 0.55% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

26	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles Emerging Markets Equity Fund (the “Fund”) returned 9.07%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 8.96%.

Market Overview

Emerging market equities outperformed developed market ones, ending a volatile quarter with slight gains. Optimism over the strength of the global economy helped emerging markets to lead the global equity rally in January, with US dollar weakness also boosting sentiment. However, in February emerging markets joined the global equities sell-off and fears that more protectionist policies would spark a global trade war further weighed on returns in March. All regions rose, with Latin America faring the best, followed by Eastern Europe and Asia. Chinese equities defied the broader equity sell-off to end a volatile quarter modestly higher as robust gains in January were followed by steep declines in February. Economic data was affected by the timing of the Lunar New Year holiday, but appeared to indicate steady growth. President Xi consolidated his power, with China removing its two-term limit on its presidency, and the country said it was planning retaliatory tariffs to President Trump’s proposed 25% tariffs on a wide range of Chinese imports

Portfolio Review

The Fund implements a blend of five investment styles that are well-diversified and successful over the long term. This blend of investment styles includes: Value, Price Momentum, Earnings Change, Growth and Quality. Over the trailing six months, the style value underperformed the benchmark, but the trend following styles of Price Momentum and Earnings Change, which tend to have a low correlation with Value, outperformed the benchmark. Towards the end of the six-month period, low volatility stocks started to meaningfully outperform as the equity markets turned negative.

The Fund has only moderate leeway for sector and regional allocation with a maximum deviation of 3% vs. the benchmark for active sector weightings. The overall contribution from active sector and country allocation was positive, especially from a country perspective. However, the consumer discretionary sector was the only significant contributor to excess returns at 36 basis points. All other sectors and country attributions were within +/- 20 basis points.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Stock selection in the REIT and energy sectors was positive, along with China from a country perspective. Stock selection within healthcare and South Korea was the largest detractors from excess returns.

Outlook

The Fund’s strategy is a diversified mix of hundreds of securities that seeks to harvest the long term risk premiums associated with Value, Price Momentum, Earning Change Growth and Quality. Around these premiums we use a quantitative process, that we believe helps to minimize risk and create a stable excess return stream independent of market and economic environments. Therefore we do not provide a market or economic outlook.

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles Emerging Markets Equity Fund Class A	9.07%	23.84%	8.55%
AllianzGI Best Styles Emerging Markets Equity Fund Class A (adjusted)	3.07%	17.03%	6.71%
AllianzGI Best Styles Emerging Markets Equity Fund Class C	8.62%	22.93%	7.73%
AllianzGI Best Styles Emerging Markets Equity Fund Class C (adjusted)	7.62%	21.93%	7.73%
AllianzGI Best Styles Emerging Markets Equity Fund Class P	9.11%	24.00%	8.70%
AllianzGI Best Styles Emerging Markets Equity Fund Institutional Class	9.20%	24.10%	8.82%
AllianzGI Best Styles Emerging Markets Equity Fund R6	9.20%	24.15%	8.90%
MSCI Emerging Markets Index	8.96%	24.93%	8.44%
Lipper Emerging Markets Funds Average	8.34%	23.20%	6.08%

* Cumulative return

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 4.96% for Class A shares, 6.05% for Class C shares, 5.09% for Class P shares, 6.68% for Institutional Class shares and 5.62% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.85% for Class A shares, 1.60% for Class C shares, 0.70% for Class P shares, 0.60% for Institutional Class shares and 0.60% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Semiannual Report	| March 31, 2018	27

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund (cont’d)

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

China	31.3%
Korea (Republic of)	15.2%
Taiwan	8.7%
Brazil	7.4%
Thailand	3.9%
South Africa	3.7%
Mexico	2.7%
Turkey	2.5%
Other	8.7%
Cash & Equivalents — Net	15.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,090.70	$1,086.20	$1,091.10	$1,092.00	$1,092.00
Expenses Paid During Period	$4.43	$8.32	$3.65	$3.13	$3.13

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,020.69	$1,016.95	$1,021.44	$1,021.94	$1,021.94
Expenses Paid During Period	$4.28	$8.05	$3.53	$3.02	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.70% for Class P, 0.60% for Institutional Class and 0.60% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

28	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned 3.02%, underperforming the MSCI ACWI (the “benchmark”), which returned 4.71%.

Market Overview

It was a volatile quarter for global equities, which started the year strongly before suffering sell-offs in February and March. Initially stocks rallied, boosted by ongoing optimism over the health of the global economy and by expectations that tax reforms would help to lift US company profits. However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in February. While stocks later recovered some of these losses, the Trump administration’s decision to impose tariffs on a raft of imports led to escalating fears of a global trade war, causing stocks to retreat once more. Despite record levels of global M&A activity, most equity markets ended the quarter with losses.

Portfolio Review

The Fund implements a blend of five investment styles that are well-diversified and successful over the long term. This blend of investment styles includes: Value, Price Momentum, Earnings Change, Growth and Quality. Over the trailing six months, the style Value underperformed globally, and across most regions except for emerging markets. The trend following styles of Price Momentum and Earnings Change outperformed while Growth was the worst relative performer of our five target investment styles.

The Fund has only moderate leeway for sector and regional allocation with a maximum deviation of 3% vs. the benchmark for active weightings. The overall contribution from active country/sector allocation was neutral with no sector or individual country contributing more than +\- 10 bps.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past six months. Stock selection in the consumer discretionary and information technology sectors were the largest detractors along with the US from a country context. Individually, technology stocks such as Microsoft and tech oriented consumer discretionary stocks such s Netflix and Amazon were big detractors.

Outlook

The Fund is a diversified mix of hundreds of securities that seeks to harvest the long-term risk premiums associated with Value, Price Momentum, Earnings Change, Growth, and Quality. Around these premiums we use a quantitative process, that we believe helps to minimize risk and create a stable excess return stream independent of market and economic environments. Therefore, we do not provide a market or economic outlook.

March 31, 2018 |	Semiannual Report	29

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	3.02%	14.11%	7.76%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	–2.65%	7.83%	6.36%
AllianzGI Best Styles Global Equity Fund Class C	2.65%	13.30%	7.03%
AllianzGI Best Styles Global Equity Fund Class C (adjusted)	1.75%	12.31%	7.03%
AllianzGI Best Styles Global Equity Fund Class P	3.09%	14.32%	7.99%
AllianzGI Best Styles Global Equity Fund Institutional Class	3.16%	14.50%	8.09%
AllianzGI Best Styles Global Equity Fund R6	3.17%	14.50%	8.17%
MSCI ACWI	4.71%	14.85%	7.66%
Lipper Global Multi-Cap Value Average	2.30%	10.45%	5.39%

* Cumulative return

† The Fund began operations on December 2, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.07% for Class A shares, 1.44% for Class C shares, 0.56% for Class P shares, 0.54% for Institutional Class shares and 0.43% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Funds expense ratios net of this reduction are 0.70% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

United States	51.0%
Japan	7.9%
United Kingdom	4.9%
China	4.9%
France	4.4%
Canada	4.2%
Korea (Republic of)	2.9%
Netherlands	1.7%
Other	17.3%
Cash & Equivalents — Net	0.8%

30	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,030.20	$1,026.50	$1,030.90	$1,031.60	$1,031.70
Expenses Paid During Period	$3.54	$7.07	$2.53	$2.03	$2.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,021.44	$1,017.95	$1,022.44	$1,022.94	$1,022.94
Expenses Paid During Period	$3.53	$7.04	$2.52	$2.02	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.40% for Class C, 0.50% for Class P, 0.40% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investent companies in which the Fund invests, which are indirectly borne by Fund shareholders.

March 31, 2018 |	Semiannual Report	31

Unaudited

AllianzGI Best Styles International Equity Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles International Equity Fund (the “Fund”) returned 3.05%, outperforming the MSCI EAFE Index (the “benchmark”), which returned 2.63%.

Market Overview

Euro-zone equities ended the quarter with negative returns (in EUR terms). Company earnings remained supportive, but the strength of the euro tempered investors’ sentiment and politics remained a concern as Italy’s elections resulted in no outright winner, with populist parties gathering the largest votes. After modest gains in January, euro-zone equities joined the global sell-off in February and March amid growing fears of a global trade war following the Trump administration’s decision to implement tariffs on key imports. Almost all sectors lost ground, with the exception of the energy and information technology sectors which experience slight gains. The largest declines were seen in health care and telecoms stocks. Japanese equities sold off over the quarter, lagging most other regions as the strength of the Japanese yen weighed on returns. Japan’s fourth-quarter Gross Domestic Product (“GDP”) growth was revised up to 1.6% on an annualized basis, from an initial estimate of 0.5%. This is the eighth consecutive quarter of growth and the longest unbroken period of expansion in almost three decades.

Portfolio Review

The Fund implements a blend of five investment styles that are well-diversified and successful over the long term. This blend of investment styles includes: Value, Price Momentum, Earnings Change, Growth and Quality. Over the trailing six months, the style Value underperformed the benchmark, primarily driven by significant underperformance in Japan. Value was flat in Europe. The trend following styles of Price Momentum and Earnings Change, which tend to have a low correlation with Value, outperformed the benchmark. Towards the end of the six month period, low volatility stocks started to meaningfully outperform as the equity markets turned negative.

The Fund has only moderate leeway for sector and regional allocation with a maximum deviation of 3% vs. the benchmark for active sector weightings. The overall contribution from active sector and country allocation was positive, but no single one contributed more than +/- 20 basis points to the relative performance.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Stock selection in Japan and France were detractors to performance, in addition to the healthcare sector. Stock selection in the UK was positive, and for from a sector context, selection in Materials and Finance were the strongest.

Outlook

The Fund is a diversified mix of hundreds of securities that seeks to harvest the long term risk premiums associated with Value, Price Momentum, Earnings Change, Growth, and Quality. Around these premiums we use a quantitative process, that we believe helps to minimize risk and create a stable excess return stream independent of market and economic environments. Therefore we do not provide a market or economic outlook.

32	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles International Equity Fund Class A	3.05%	16.13%	5.89%
AllianzGI Best Styles International Equity Fund Class A (adjusted)	–2.62%	9.74%	4.09%
AllianzGI Best Styles International Equity Fund Class C	2.64%	15.29%	5.11%
AllianzGI Best Styles International Equity Fund Class C (adjusted)	1.66%	14.29%	5.11%
AllianzGI Best Styles International Equity Fund Class P	3.12%	16.36%	6.07%
AllianzGI Best Styles International Equity Fund Institutional Class	3.18%	16.48%	6.16%
AllianzGI Best Styles International Equity Fund R6	3.15%	16.47%	6.21%
MSCI EAFE Index	2.63%	14.80%	5.91%
Lipper Int’l. Multi-Cap Value Funds Average	1.96%	12.89%	4.68%

* Cumulative return

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.99% for Class A shares, 2.69% for Class C shares, 1.73% for Class P shares, 1.66% for Institutional Class shares and 1.50% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Class P shares, 0.45% for Institutional Class shares and 0.45% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

Japan	25.7%
United Kingdom	15.9%
France	10.6%
Switzerland	7.4%
Germany	5.1%
Italy	4.1%
Hong Kong	3.3%
Netherlands	3.3%
Other	23.7%
Cash & Equivalents — Net	0.9%

Semiannual Report	| March 31, 2018	33

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,030.50	$1,026.40	$1,031.20	$1,031.80	$1,031.50
Expenses Paid During Period	$3.54	$7.33	$2.79	$2.28	$2.28

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,021.44	$1,017.70	$1,022.19	$1,022.69	$1,022.69
Expenses Paid During Period	$3.53	$7.29	$2.77	$2.27	$2.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.45% for Class C, 0.55% for Class P, 0.45% for Institutional Class and 0.45% for Class R6), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

34	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned 5.95%, outperforming the S&P 500 Index (the “benchmark”), which returned 5.84%.

Market Overview

US equities commenced the New Year on a strong footing, buoyed by better-than-expected corporate earnings and optimism that tax reform would provide a further uplift to profits. However, rising bond yields and signs of a pick-up in wage growth led to a sharp correction in February. While stocks subsequently recovered some of these losses, escalating fears of a global trade war following the Trump administration’s decision to impose tariffs on key imports caused a further sell-off in late March. Overall, US equities ended the quarter with slight losses, but finished the six month period with a solid gain.

Portfolio Review

The Fund implements a blend of five investment styles that are well-diversified and successful over the long term. This blend of investment styles includes: Value, Price Momentum, Earnings Change, Growth and Quality. Over the trailing six months, the style Value significantly underperformed the benchmark, despite what was overall a more conducive macro-economic environment for cyclical stocks. Price Momentum outperformed and Earnings Change was slightly ahead.

The Fund has only moderate leeway for sector allocation with a maximum deviation of 3% vs. the benchmark for active sector weightings. The overall contribution from active sector allocation was positive, but rather benign. Information technology was the largest relative contributor at only +16 basis points, but healthcare was the largest detractor at -11 basis points. Overall, no sector contributed more than +/- 20 basis points of relative performance.

The Fund holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Stock selection in industrials was a positive, but was negative in consumer discretionary. In terms of individual holdings, interestingly the two largest relative winners and losers were all underweights. General Electric and Celgene had significant underperformance and therefore the underweight helped, but the Fund did not hold Mastercard or Adobe Systems, which had strong absolute performance and therefore were large detractors.

Outlook

The Fund is a diversified mix of hundreds of securities that seeks to harvest the long term risk premiums associated with Value, Price Momentum, Earnings Change, Growth, and Quality. Around these premiums we use a quantitative process, that we believe helps to minimize risk and create a stable excess return stream independent of market and economic environments. Therefore we do not provide a market or economic outlook.

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class A	5.95%	15.68%	9.26%
AllianzGI Best Styles U.S. Equity Fund Class A (adjusted)	0.12%	9.31%	7.42%
AllianzGI Best Styles U.S. Equity Fund Class C	5.56%	14.81%	8.45%
AllianzGI Best Styles U.S. Equity Fund Class C (adjusted)	4.56%	13.81%	8.45%
AllianzGI Best Styles U.S. Equity Fund Class P	6.04%	15.90%	9.42%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	6.00%	15.85%	9.50%
AllianzGI Best Styles U.S. Equity Fund R6	6.07%	16.02%	9.62%
S&P 500 Index	5.84%	13.99%	10.12%
Lipper Multi-Cap Core Funds Average	5.06%	12.48%	7.66%

* Cumulative return

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.02% for Class A shares, 1.56% for Class C shares, 0.57% for Class P shares, 0.66% for Institutional Class shares and 0.56% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.65% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Semiannual Report	| March 31, 2018	35

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Cumulative Returns Through March 31, 2018

Industry Allocation (as of March 31, 2018)

Semiconductors & Semiconductor Equipment	6.4%
Banks	6.3%
Software	5.2%
Technology Hardware, Storage & Peripherals	5.2%
Oil, Gas & Consumable Fuels	4.7%
Health Care Providers & Services	4.5%
Internet Software & Services	4.3%
Pharmaceuticals	3.6%
Other	58.0%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,059.50	$1,055.60	$1,060.40	$1,060.00	$1,060.70
Expenses Paid During Period	$3.34	$7.17	$2.57	$2.57	$2.06

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,021.69	$1,017.95	$1,022.44	$1,022.44	$1,022.94
Expenses Paid During Period	$3.28	$7.04	$2.52	$2.52	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.65% for Class A, 1.40% for Class C, 0.50% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

36	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2017, through March 31, 2018, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Convertible Fund (the “Fund”) returned 6.14%, outperforming the ICE BofA Merrill Lynch All Convertibles Index (the “benchmark”), which returned 4.00%.

Market Overview

The convertible bond market advanced over the trailing six months. The asset class was a beneficiary of higher stock prices earlier in the period and into the new year and effectively weathered the surge in equity market volatility and interest rate volatility over the remainder of the reporting period.

Corporate fundamentals continued to improve with most issuers reporting better-than-expected financial results and positive outlooks, citing increasing demand, a more favorable regulatory environment and recent tax-reform benefits.

Major US economic reports were predominately healthy and supported a positive operating environment for convertible issuers. Manufacturing and service surveys signaled continued expansionary activity, consumer confidence hit a 14-year high, payrolls surged and fourth-quarter Gross Domestic Product (“GDP”) was revised higher to 2.9%.

The 10-year US Treasury yield climbed from 2.33% to 2.94%, before closing the period at 2.74%. The rise in interest rates helped drive a surge in convertible new issuance during the first quarter of 2018 as companies acted to lock-in lower coupon rates.

The US Federal Reserve (the “Fed”) increased its benchmark interest rate by 25 basis points twice over the last six months, once in December and once in March, to settle at a range of 1.50% to 1.75%. The Fed’s decision and commentary minimally influenced convertible bonds.

Finally, fear of a global trade war potentially disrupting global growth and higher inflation weighed on investor sentiment in the second half of the reporting period, but had little impact on convertible bonds.

Against this backdrop, equity-like convertibles outperformed total-return convertibles, which outperformed bond-like, or busted, convertibles.

Portfolio Review

The Fund gained along with the market for the six-month period and outperformed the benchmark return.

The attribution for the period included several positive single-name performers from a variety of industries. The majority of the portfolio’s issuers exceeded earnings expectations, which contributed to absolute performance during the reporting period.

Sector allocations that helped relative performance in the period included technology, financials, and energy. In technology, credit selection and a portfolio overweight contributed to relative performance. In financials, a portfolio underweight and issue selection helped. In energy, the portfolio benefited from security selection and a slight relative underweight.

Sector allocations that hurt relative performance during the period included consumer staples, transportation and industrials. In consumer staples, issue selection and a portfolio underweight detracted. In transportation, a portfolio overweight and credit selection were sources of weakness. In industrials, the portfolio underperformed the peer group return.

Outlook

Despite the increased equity market volatility in 2018, we believe positive market fundamentals remain. Solid corporate earnings growth and an improving global economic outlook, in our opinion, continue to be supportive of investments in risk assets.

New convertible issuance accelerated in the first quarter of the new year and, in our opinion, will likely continue remain strong throughout 2018, given rising interest rates and attractive market dynamics for new convertible issuers. Further, we expect redemptions and maturities to decline over the next couple of years, which if new issuance improves, could cause the convertible market to grow significantly. In our opinion, this would provide more balanced convertible opportunities and could also improve sector diversification.

Semiannual Report	| March 31, 2018	37

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	6.14%	13.52%	8.66%	8.46%	9.99%
AllianzGI Convertible Fund Class A (adjusted)	0.30%	7.28%	7.44%	7.85%	9.74%
AllianzGI Convertible Fund Class C	5.73%	12.70%	7.89%	7.67%	9.18%
AllianzGI Convertible Fund Class C (adjusted)	4.86%	11.77%	7.89%	7.67%	9.18%
AllianzGI Convertible Fund Class R	5.92%	13.17%	8.23%	8.10%	9.68%
AllianzGI Convertible Fund Class P	6.27%	13.84%	8.95%	8.71%	10.24%
AllianzGI Convertible Fund Institutional Class	6.27%	13.84%	9.01%	8.80%	10.34%
AllianzGI Convertible Fund Administrative Class	6.17%	13.62%	8.76%	8.52%	10.02%
ICE BofA Merrill Lynch All Convertibles Index	4.00%	10.57%	9.65%	8.22%	8.33%
Lipper Conv. Securities Funds Average	4.07%	10.29%	7.85%	6.67%	7.01%

* Cumulative return

† The Fund began operations on April 19,1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30,1993.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s expense ratios are 1.02% for Class A shares, 1.69% for Class C shares, 1.42% for Class R shares, 0.72% for Class P shares, 0.68% for Institutional Class shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Industry Allocation (as of
March 31, 2018)

Internet	12.7%
Software	12.1%
Semiconductors	11.1%
Pharmaceuticals	5.1%
Biotechnology	4.1%
Oil, Gas & Consumable Fuels	3.9%
Healthcare-Products	3.9%
Transportation	3.9%
Other	39.8%
Cash & Equivalents — Net	3.4%

S&P Ratings* (as of March 31, 2018)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

38	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,061.40	$1,057.30	$1,059.20	$1,062.70	$1,062.70	$1,061.70
Expenses Paid During Period	$5.24	$9.03	$7.19	$3.75	$3.70	$4.83

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,019.85	$1,016.16	$1,017.95	$1,021.29	$1,021.34	$1,020.24
Expenses Paid During Period	$5.14	$8.85	$7.04	$3.68	$3.63	$4.73

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.02% for Class A, 1.76% for Class C, 1.40% for Class R, 0.73% for Class P, 0.72% for Institutional Class and 0.94% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2018	39

Unaudited

AllianzGI Emerging Markets Consumer Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned 8.17%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 8.96%.

Market Overview

Emerging market equities advanced thanks to positive sentiment and a more favorable growth and valuation mix relative to developed market equities. The benchmark rose in the initial four months during the reporting period, as investors were optimistic over the economic health and global demand expectations. Performance moderated in the last two months of the reporting period as volatility increased amid apprehension over a global trade war as well as concerns that rising inflation expectations could lead the US Federal Reserve (the “Fed”) to accelerate rate hikes.

Benchmark sector performance was broad-based, with 10 out of 11 sectors positing positive results. Health care was the top performer, followed by gains in cyclically-oriented sectors of energy, financials and materials which benefitted from higher demand and rising inflation expectations. Meanwhile, telecommunication services posted a modest decline during the reporting period.

Country results were predominantly higher, with 19 out of 24 countries posting gains. Thailand, Peru and Malaysia were the top three performers thanks to rebounds in growth expectations. Conversely, Mexico led the decliners due to uncertainty over The North American Free Trade Agreement (“NAFTA”) and concerns of rising inflation, followed by the Philippines and the United Arab Emirates.

Portfolio Review

The Fund is strategically focused on local emerging markets consumption while avoiding hard-asset and export-oriented stocks which do not capture secular growth of the rising middle class. The Fund modestly trailed the benchmark due primarily to asset allocation decisions, given the exclusion of energy, non-consumer financials and materials, which were among the top benchmark performers during the reporting period.

Industrials was the top performing sector, outpacing the benchmark on a relative basis thanks to selections in the airlines industry. Bottom-up stock selection in real estate, information technology and telecommunication services also topped the benchmark. Conversely, more conservative stock selection in health care offset results, as did the exclusion of cyclically-oriented segments of the benchmark which do not directly capture growth of the local emerging markets consumer. Country results were led by stockpicking in Turkey, as well as a relative underweight and positive selections in Mexico, and an overweight allocation to Thailand. Meanwhile, South Korea was the primary source of underperformance, followed by emerging market consumer-related securities in Japan.

Outlook

While uncertainty regarding the trade and political climate may cloud short-term visibility, our viewpoint for emerging markets equities remains constructive. In our view, emerging markets are more stable than the past and are increasingly driven by favorable demographics and growth within emerging countries; as such, the direct impact from a trade war and geopolitical impacts may be limited. However, results may be impacted by ebbs and flows of sentiment, which could increase volatility for the coming periods.

Emerging market calendar year earnings expectations have increased from the onset of the calendar year to the end of the reporting period, a signal in the confidence of the asset class. Many investors are gradually increasing their exposure to the asset class, after emerging markets have outperformed developed markets in the last two calendar years. This is consistent with past market cycles as sentiment oscillates from fear to optimism, suggesting the potential for future upside should allocations meaningfully increase. In addition, we continue to have a bullish medium and long-term viewpoint on the local emerging markets consumer, which we believe stands to benefit from rising wages, the backdrop of favorable demographics and expanding middle class consumption.

40	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	8.17%	20.47%	4.37%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	2.21%	13.85%	2.61%
AllianzGI Emerging Markets Consumer Fund Institutional Class	8.32%	20.82%	4.73%
MSCI Emerging Markets Index	8.96%	24.93%	7.73%
Lipper Emerging Markets Funds Average	8.34%	23.20%	6.08%

* Cumulative return

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 16.84% for Class A shares and 1.64% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.55% for Class A shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018 )

China	28.1%
United States	9.6%
Korea (Republic of)	9.6%
Taiwan	8.7%
South Africa	6.8%
Brazil	6.4%
Thailand	5.8%
India	4.0%
Other	17.0%
Cash & Equivalents — Net	4.0%

Semiannual Report	| March 31, 2018	41

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,081.70	$1,083.20
Expenses Paid During Period	$8.04	$6.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,017.20	$1,018.95
Expenses Paid During Period	$7.80	$6.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A and 1.20% forInstitutional Class), multiplied by the average account value over the period, multiplied by 182/365.

42	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Debt Fund

For the period of October 1, 2017 through March 31, 2018, as provided by the AllianzGI Emerging Markets Debt Team.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Debt Fund (the “Fund”) returned -0.05%, underperforming the 40% JPM EMBI Global Diversified, 40% JPM CEMBI Broad Diversified, 20% JPM GBI-EM Index (the “benchmark”), which returned 0.64%.

Portfolio Review

Over the reporting period, the emerging markets hard currency sovereign debt universe posted a negative -0.63% return and hard currency corporate debt posted a negative -0.46% return. Relative to the US dollar, emerging markets local currencies saw a positive performance of +5.81% for the period. US dollar weakness helped to bolster emerging markets local currency returns during the reporting period. Our weighting in local currency markets throughout the reporting period averaged 11.4%. While a positive contributor to returns, our lower allocation to Local Currencies and Foreign Exchange (“LCFX”) dragged on relative performance versus the reference benchmark, given the substantial outperformance of local currency versus hard currency assets during the reporting period.

As the reporting period moved forward, rising rates and US Treasuries (“UST”) led to increased volatility and weakness in risk markets. The front end of the curve steepened by +78 basis points in the UST 2yr. The 5yr and 10yr treasuries widened by +63 basis points and +41 basis points, respectively. The 30yr part of the curve performed best, widening by +11 basis points through March end. Against this backdrop, the spread of the Emerging Markets Bond Index Global Diversified (“EMBIG-D”) widened by +17 basis points, and the Corporate Emerging Markets Bond Index Broad Diversified (“CEMBI-BD”) widened by +10 basis points.

The LCFX markets saw inflows during each month of the reporting period, whereas the hard currency asset class saw some outflows during February of this year. During the first quarter of 2018, inflows to hard currency and local currency markets were approximately equal, at $10.5bn each. Asset allocators were actively moving money into the local currency space, taking advantage of the high current carry, investment grade ratings and opportunity to reflect views on the weakening US dollar. On a regional basis, Africa was the best performer, with gains largely stemming from South Africa, which returned +26.4%, during the reporting period as Ramaphosa took office in February and installed a market friendly, reform minded finance minister, Nhlanhla Nene.

As noted, emerging markets asset prices were supported by the significant inflows during the six-months ended March 31, 2018. Improving economic fundamentals in many emerging market economies, upward revisions to Chinese and other developing markets GDP growth expectations, and a continued widening of the differential between emerging markets economic growth and the growth of advanced economies continues to drive investors to the asset class. Inflation has generally remained subdued, across emerging market economies.

Commodities were largely supportive to the asset class during the reporting period. Oil continued its upward trajectory during the reporting period, with Brent Crude gaining more than 22%, ending March at $70.27/bbl. Copper and zinc returned a positive +2.4% and +3.0%, respectively, and iron declined by -2.6% in volatile trading.

Corporate bonds were slightly more resilient than sovereigns during the reporting period with the CEMBI-BD widening a mere +10 basis points. Corporates continue to be supported by dedicated and cross-over buyers, owing in part to the shorter duration and investment grade nature of the asset class. New issuance came in at record levels in Q1, but this was easily absorbed, with new issues outperforming the secondary market, even given underlying volatility in global markets. Issuance remains largely Asia/China skewed and net issuance, ex-Asia, is anticipated to be flat, this year. Given that investors diversify across all geographies, one should expect the technical bid for Central Eastern Europe Middle East and Africa (“CEEMEA”) and Latin America (LATAM) assets to remain supportive through year end.

Within hard currency sovereigns, the more treasury sensitive investment grade component of the EMBIG-D returned a negative -1.46% during the six month period ended March 29, 2018, whereas the high yield component returned +0.18%. On a regional basis, commodity-rich Africa saw the largest gains (+2.36), followed by the Middle East (+0.12%), Europe (-0.43%), Latin America (-1.19%), and Asia (-1.54%).

Unsurprisingly, within the EMBIG-D index, oil exporting regions tended to fare well. Africa benefited not only from its commodity exposure, but from demand emanating from China, where growth in this transitioning economy is still targeted at 6.5%. Actual growth in 2017 actually exceeded government targets, reaching 6.9%. Within the CEEMEA region, Angola, Ghana, and Gabon led returns. Mongolia was the top performer in Asia, and El Salvador, Ecuador and Trinidad were the top performers in LATAM. Venezuela was the worst performer, returning -20.2%, during the reporting period, as defaulted securities see little prospect for improvement until the current administration is removed from office, something which is not, at the moment, imminent.

Within our Fund, positive contributions were derived from our Arbitrage, Sovereign, Corporate, and Local Currency sub-strategies over the reporting period. We held no positions in the Income strategy, and the Momentum strategy was a negative contributor to returns. Local Currency holdings, with an average weight of 11.4%, generated the most alpha within the Fund, led by S. Africa, Poland and Russia. Local currency markets in the 1Q 2018 have proven the star performer, with the JP Morgan Government Bond Index-Emerging Markets (GBI-EM) index returning +4.42%, whereas hard currency sovereigns (EMBIG-D index) returned negative -1.74%, and hard currency corporates (CEMBI-BD index) negative -1.12%.

Within our Sovereign Strategy, CEEMEA provided the greatest source of Alpha with Nigeria, Ukraine and Egypt topping returns. The LATAM region yielded flat returns, with gains in quasi-sovereigns being effectively offset by losses in sovereigns. Argentina was the biggest drag on returns, as the pace of reforms slowed and investors in a crowded trade cut positions.

Semiannual Report	| March 31, 2018	43

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Within Corporates, high yield holdings outperformed investment grade holdings in all regions during the reporting period. Within our regional baskets (CEEMEA, LATAM, and Asia) Latin America was the largest contributor to returns. Brazilian holdings made up the largest average weighting in LATAM corporates and were the greatest contributors to return. Holdings there were reasonably well diversified across industry sectors. Jamaican holdings in the telco sector (Digicel) proved to be the sole negative country returns within LATAM corporates. Within CEEMEA, Nigerian corporates led performance whereas holdings in Qatar dragged on returns. Within Asian credit, China led and Malaysia detracted from returns. Perpetual securities underperformed in the rising rate environment. Across the credit space, energy names were the best performers, as oil prices rose, followed by financials and utilities. Diversified holdings and communications positions were negative contributors to returns.

Momentum positions detracted slightly from performance as LATAM holdings in Mexico and Argentina yielded negative returns. Arbitrage positions contributed modestly over the six month period, adding to the fund’s overall performance.

The ratings of our fund remained in the BB range throughout the reporting period, reflecting our weightings in hard currency sovereigns and high yield credit.

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Debt Fund Class A	–0.05%	4.44%	3.96%
AllianzGI Emerging Markets Debt Fund Class A (adjusted)	–3.80%	0.53%	2.84%
AllianzGI Emerging Markets Debt Fund Class C	–0.48%	3.63%	3.18%
AllianzGI Emerging Markets Debt Fund Class C (adjusted)	–1.46%	2.64%	3.18%
AllianzGI Emerging Markets Debt Fund Class P	–0.01%	4.57%	4.10%
AllianzGI Emerging Markets Debt Fund Institutional Class	0.02%	4.61%	4.20%
40% JPM EMBI Global Diversified, 40% JPM CEMBI Broad Diversified, 20% JPM GBI-EM Index	0.64%	5.76%	4.10%
Lipper Emerging Market Hard Currency Debt Funds Average	0.34%	5.64%	3.93%

* Cumulative return

† The Fund began operations on September 15, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.66% for Class A shares, 2.41% for Class C shares, and 1.34% for Class P shares and 1.35% shares for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

Argentina	11.5%
Russian Federation	7.2%
China	6.5%
Turkey	6.3%
Brazil	4.9%
South Africa	4.4%
Indonesia	3.8%
Nigeria	3.3%
Other	43.2%
Cash & Equivalents — Net	8.9%

44	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Moody’s Ratings* (as of March 31, 2018)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Securities not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$999.50	$995.20	$999.90	$1,000.20
Expenses Paid During Period	$6.08	$9.80	$5.34	$4.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,018.85	$1,015.11	$1,019.60	$1,020.09
Expenses Paid During Period	$6.14	$9.90	$5.39	$4.89

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.22% for Class A, 1.97% for Class C, 1.07% for Class P and 0.97% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2018	45

Unaudited

AllianzGI Emerging Markets Small-Cap Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Jie Wei, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned 7.53%, underperforming the MSCI Emerging Markets Small Cap Index (the “benchmark”), which returned 9.41%.

Market Overview

Emerging market small-cap equities advanced thanks to positive sentiment and a more favorable growth and valuation mix relative to developed market small-cap equities. The benchmark rose in the initial four months during the reporting period, as investors were optimistic over the economic health and global demand expectations. Performance moderated in the last two months of the reporting period as volatility increased amid apprehension over a global trade war as well as concerns that rising inflation expectations could lead the US Federal Reserve to accelerate rate hikes.

Benchmark sector performance was broad-based, with 10 out of 11 sectors positing positive results. Health care was by far the top performer, followed by double-digit gains in consumer staples and information technology. Meanwhile, utilities posted a modest decline during the reporting period.

Country results were mostly higher, with 16 out of 24 countries posting gains. Egypt, South Korea and South Africa were the three top performers thanks to improving growth expectations in local small-cap shares. Conversely, Poland, Peru and the Philippines led results to the downside.

Portfolio Review

The Fund seeks to benefit from bottom-up stock selection to capture greater levels of inefficiencies in emerging market small-cap equities. During the reporting period, the Fund trailed the benchmark due to more conservative stock selection and an underweight in growth-related segments of the market.

Consumer discretionary was the top performing sector, outpacing the benchmark thanks to bottom-up stock selection. Stockpicking in materials and financials also contributed positively to results during the reporting period. Conversely, health care was the primary source of underperformance given the combination of a relative underweight allocation and bottom-up selections which trailed the benchmark. Stock selection in utilities and energy offset results more modestly. From a country standpoint, bottom-up stockpicking in South Africa, India and Brazil topped the benchmark. Meanwhile, an underweight to higher growth-oriented securities in South Korea and China detracted from results as did a modest overweight allocation to Poland, which was the worst benchmark performer during the reporting period.

Outlook

While uncertainty regarding the trade and political climate may cloud short-term visibility, our viewpoint for emerging markets small-cap equities remains optimistic. We believe emerging markets are more stable than the past and are increasingly driven by favorable demographics and growth within emerging countries; as such, in our view, the direct impact from a trade war and geopolitical impacts may be limited. However, results may be impacted by ebbs and flows of sentiment, which could increase volatility for the coming periods.

In our view, emerging market small-cap equities are attractive in light of superior earnings growth expectations and higher idiosyncratic opportunities than emerging market large-cap equities. In addition, the fact that emerging market small-cap equities have underperformed their large-cap counterparts in each of the last two calendar years, in our opinion, suggests the potential for outperformance, as small had outperformed large in six of the seven prior calendar year periods as investors have historically been rewarded for the size premium in emerging markets over time.

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	7.53%	18.15%	9.10%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	1.62%	11.65%	7.26%
AllianzGI Emerging Markets Small-Cap Fund Institutional Class	7.77%	18.62%	9.48%
MSCI Emerging Markets Small Cap Index	9.41%	18.62%	7.16%
Lipper Emerging Markets Funds Average	8.34%	23.20%	6.08%

* Cumulative return

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 15.72% for Class A shares and 3.38% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.85% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

46	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

Korea (Republic of)	17.3%
Taiwan	15.5%
India	11.0%
China	10.5%
Thailand	6.6%
Hong Kong	6.5%
Malaysia	5.9%
South Africa	4.6%
Other	20.6%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,075.30	$1,077.70
Expenses Paid During Period	$9.57	$7.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,015.71	$1,017.45
Expenses Paid During Period	$9.30	$7.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.85% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2018	47

Unaudited

AllianzGI Europe Equity Dividend Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Christian McCormick, Senior European Inter-Regional Product Specialist.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Europe Equity Dividend Fund (the “Fund”) returned -1.50%, underperforming the MSCI Europe Index (Net) (the “benchmark”), which returned 0.18%.

Market Overview

In USD terms, European companies closed the reporting period unchanged. Markets trended positively until January, but subsequently experienced a setback driven by interest rate concerns and growing fears of a global trade war. The strategy lagged the market impacted by a taper tantrum-like market environment in February and March putting temporary pressure on higher yielding stocks in general.

European equities ended the fourth quarter 2017 slightly higher despite political risks weighing on investor sentiment. In October, Catalonia voted for independence from Spain and snap elections in December failed to resolve the situation. In Germany, attempts to establish a coalition government failed. However, economic news continued to paint a very positive picture. The Eurozone economy showed a year-on-year growth rate of 2.6%, and the unemployment rate slipped below 9% for the first time since the start of 2009. After more gains in January, European equities joined the global sell-off in February and March driven by interest rate concerns and later on growing fears of a global trade war following the Trump administration’s decision to implement tariffs on key imports. Company earnings remained supportive, but the Euro strength tempered investor sentiment and politics remained a concern as Italy’s elections resulted in no outright winner. Eurozone economic activity lost some momentum in early 2018 but leading indicators remained solidly in expansionary activity. The ECB dropped its commitment to increase its bond-buying program should growth weaken, but reiterated that rates would not rise until “well past” the programme’s end. The UK and EU reached broad agreement on a 21-month transition period following Brexit.

In the tug-of-war between a buoyant economic environment and concerns with regard to the liquidity withdrawal by Central Banks, the Fund underperformed the broader European equity market in a falling market. This rather unusual behavior has to be seen against the background of the taper tantrum-like market environment. Dividend stocks generally performed weaker as May 2013 market participants played a stronger and faster than the previously expected surge in interest rates—a situation with a certain resemblance to relative performance of the Fund also came under pressure. However, as expectations did not further materialize, the discount that applied to the dividend stocks quickly got priced out again. Similarly, the relative performance of the Fund started to recover towards the end of the period (into the second quarter). Stock selection was the main driver of underperformance with contributions broadly distributed. Selection particularly hurt within consumer staples, industrials and telecommunication services. Selection was most successful within financials and health care.

Portfolio Review

During the reporting period, the Fund’s largest overweights relative to the benchmark were in telecommunication services and energy whilst the largest underweights were in health care followed by consumer staples. With regard to country exposure, the largest overweights were in the UK and Spain whilst the largest underweights were in Switzerland and Sweden.

The largest detractors on single stock basis were the positions in SES (France), Imperial Brands (UK) and KPN (Netherlands). The most significant positive contributors were the positions in TUI (Germany), a tourism service provider, and IG Group (UK), a provider of online trading services for CFDs and other products, which both continued to present good results. Shares of Munich Re (Germany), the global leader in the reinsurance sector, also performed strongly after it became clear that it had weathered the difficulties of 2017 with generally high claims due to hurricane activity better than competitors.

48	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Europe Equity Dividend Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Europe Equity Dividend Fund Class A	–1.50%	12.31%	4.35%
AllianzGI Europe Equity Dividend Fund Class A (adjusted)	–6.92%	6.13%	2.50%
AllianzGI Europe Equity Dividend Fund Class C	–1.85%	11.49%	3.57%
AllianzGI Europe Equity Dividend Fund Class C (adjusted)	–2.81%	10.49%	3.57%
AllianzGI Europe Equity Dividend Fund Class P	–1.39%	12.50%	4.50%
AllianzGI Europe Equity Dividend Fund Institutional Class	–1.33%	12.60%	4.63%
MSCI Europe Index (Net)	0.18%	14.49%	5.46%
Lipper International Equity Income Funds Average	2.21%	12.82%	5.21%

* Cumulative return

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 5.63% for Class A shares, 6.66% for Class C shares, 5.31% for Class P shares and 5.69% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

United Kingdom	32.3%
France	17.1%
Spain	10.2%
Germany	10.2%
Netherlands	9.9%
Norway	6.1%
Italy	6.1%
Switzerland	2.3%
Other	2.0%
Cash & Equivalents — Net	3.8%

Semiannual Report	| March 31, 2018	49

Unaudited

AllianzGI Europe Equity Dividend Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$985.00	$981.50	$986.10	$986.70
Expenses Paid During Period	$5.94	$9.63	$5.20	$4.70

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,018.95	$1,015.21	$1,019.70	$1,020.19
Expenses Paid During Period	$6.04	$9.80	$5.29	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

50	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund

For the period of October 1, 2017 through March 31, 2018, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned 1.40%, underperforming the 60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned 2.45%.

Market Overview

The six-month period ending on March 31, 2018 is best characterized as one which began with markets being supported by optimism about global growth and mostly positive political developments. About midway through the period, however, market expectations began to reset.

Global equities appreciated through January buoyed by optimism about the trajectory of global growth. Late in the fourth quarter, the passage of the Tax Cuts and Jobs Act provided an additional boost to sentiment around US equities in light of positive implications for corporate earnings. In terms of economic expansion, we received confirmation that the US economy expanded at a greater than 3.0% rate for two consecutive quarters (on a quarter-over-quarter annualized rate) and that in the US and almost all major economies, the labor market continued to tighten. And yet inflation failed to materialize in spite of such improvements, while official forecasts (from the US Federal Reserve (the “Fed”)) and unofficial ones (from consumer sentiment surveys) suggested that the absence of inflation would continue in the US and in most major economies. Emerging market assets continued to benefit from the “spillover” effects of strong global growth, with its attendant boost to international trade and support for some industrial commodity prices (such as copper) that benefit key commodity exporters. In addition, emerging markets benefited from a weaker US dollar and persistent inflows of foreign capital.

However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in early February. For the remainder of the reporting period macroeconomic and policy uncertainty forced a recalibration of expectations among market participants across asset classes. As of January, markets expected the Fed to increase its benchmark interest rate two times during 2018 and markets seemed to have grown complacent with the low volatility environment of the previous two years. Several new themes arose during the reporting period including (i) a re-emergence of volatility, (ii) renewed vigilance about the possibility of creeping inflation, and (iii) revised forecasts for the pace and magnitude of increases in the Fed’s benchmark interest rate. In this new context, we observed a spike in the Chicago Board Options Exchange Volatility Index (“VIX”) of around 300% during the first week of February, a correction in US equities of more than 6% intraday during the day following a report showing that US wages in January increased more than expected, and an increase in yields on 10-Year Treasuries of roughly 40 basis points by the end of the period.

In March, these factors, combined with the looming threat of a global trade war linked to the White House’s announcement of steep tariffs on steel and aluminum, weighed on markets. Later in March, the technology sector suffered in the wake of several company-specific events, including the launch of a federal investigation into Facebook’s alleged privacy breach.

Overall, the best performing assets for the six-month period were emerging market equities and emerging market bonds followed by global and US equities. Among the worst performing assets were corporate and US government bonds.

Portfolio Review

Selection in equities was the single largest detractor from performance as the Fund underperformed its benchmark. Allocation within equities had a positive effect, as overweight positions in emerging markets and Asian developed contributed to Fund performance. Detractors from performance were an overweight in corporate bonds and opportunistic positions in energy and industrial metal commodities. The Fund modestly benefitted from opportunistic positions in US small-cap stocks and Italian bond futures. Lastly, the Fund’s positions in the Australian and Canadian dollars detracted from overall performance.

At the end of the period, the Fund maintained a slight underweight position in US government bonds (duration weighted) and an overweight to global equities including emerging markets, against a backdrop of favorable trends and fundamental views across risk assets. The Fund also has an opportunistic position in U.S. bank loans, which are floating rate instruments and which we believe should outperform traditional corporate credit in a rising rate environment.

Outlook

Overall, despite the recent volatility in markets, there is still evidence to support a prolonged period of synchronized global growth. As of the end of the quarter, around the world more than two-thirds of countries (developed and emerging) were producing above-average economic data changes. In addition, monetary policy remains accommodative in historical terms as the removal of excess liquidity has been gradual and we believe monetary policy will likely remain accommodative. Although the Fed raised its benchmark interest rate in March and provided more hawkish guidance for the next two years, comments from new Fed Chair Jerome Powell suggest that policy will move at a measured pace. For its part, the European Central Bank signaled that it will not increase the policy rate in 2018. Inflation remains low albeit higher than at the end of last year. Inflation expectations, especially survey-based measures, however, are more elevated.

As of the end of the quarter, our market cycle signals and fundamental analysis recommend a neutral position for global equities favoring emerging markets and US equities and with a small underweight to Europe and the United Kingdom. On the fixed income side, we are neutral to modestly underweight US bonds and long periphery European bonds and Emerging Market local bonds.

Semiannual Report	| March 31, 2018	51

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	1.40%	9.34%	4.61%	9.63%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	–4.18%	3.33%	3.44%	8.93%
AllianzGI Global Dynamic Allocation Fund Class C	0.95%	8.47%	3.80%	8.80%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	–0.02%	7.47%	3.80%	8.80%
AllianzGI Global Dynamic Allocation Fund Class R	1.16%	8.92%	4.32%	9.34%
AllianzGI Global Dynamic Allocation Fund Class P	1.49%	9.56%	4.78%	9.83%
AllianzGI Global Dynamic Allocation Fund Institutional Class	1.49%	9.58%	4.87%	9.93%
AllianzGI Global Dynamic Allocation Fund Class R6	1.50%	9.60%	4.97%	10.03%
AllianzGI Global Dynamic Allocation Fund Administrative Class	1.35%	9.33%	4.61%	9.65%
60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index	2.45%	9.29%	6.33%	8.88%
MSCI ACWI	4.71%	14.85%	9.20%	12.07%
Bloomberg Barclays US Aggregate Bond Index	–1.08%	1.20%	1.82%	3.64%
Lipper Alternative Global Macro Funds Average	0.64%	4.89%	2.17%	6.27%

* Cumulative return

† The Fund began operations on April 27, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2009.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.38% for Class A shares, 2.11% for Class C shares, 1.73% for Class R shares, 1.14% for Class P shares, 1.06% for Institutional Class shares, 1.02% for Class R6 shares and 1.28% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.00% for Class A shares, 1.77% for Class C shares, 1.37% for Class R shares, 0.83% for Class P shares, 0.73% for Institutional Class shares, 0.73% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018 )

United States	56.0%
Japan	5.5%
Canada	4.2%
United Kingdom	3.3%
China	2.8%
France	2.6%
Korea (Republic of)	1.9%
Germany	1.7%
Other	26.4%
Cash & Equivalents — Net	–4.4%

52	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,014.00	$1,009.50	$1,011.60	$1,014.90	$1,014.90	$1,015.00	$1,013.50
Expenses Paid During Period	$4.87	$8.72	$6.72	$4.02	$3.52	$3.52	$4.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,020.09	$1,016.26	$1,018.25	$1,020.94	$1,021.44	$1,021.44	$1,020.09
Expenses Paid During Period	$4.89	$8.75	$6.74	$4.03	$3.53	$3.53	$4.89

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.97% for Class A, 1.74% for Class C, 1.34% for Class R, 0.80% for Class P, 0.70% for Institutional Class, 0.70% for Class R6 and 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2018	53

Unaudited

AllianzGI Global Fundamental Strategy Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Neil Dwane, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Fundamental Strategy Fund (the “Fund”) returned -2.43% underperforming the USD Overnight LIBOR (the “benchmark”), which returned 0.68%.

Market Overview

Global bond markets yielded mixed performance during the last six months. The yield on 10-year US Treasuries reached a four year high of just under 3% in February and remained elevated, while the yield on 10-year German Bunds jumped to an intraday peak of 0.8% in February only to fall back to around 0.5% at the end of March. Peripheral euro area bonds outperformed German Bunds. UK and Japanese bonds also posted moderate gains over the six-month period. Emerging market US dollar-denominated fell broadly, following the sell-off in US bond markets, while local currency bonds overall gained. Against the backdrop of positive economic data, the US Federal Reserve raised rates in December and in March, signaling a more tightening policy stance ahead as did the European Central Bank and the Bank of England.

Global equities advanced further over the four months to January, supported by positive sentiment on global growth, US tax cuts and corporate earnings, but pulled back sharply in February as bond yields jumped higher. While stocks later recouped some of their losses, the Trump administration’s decision to impose import tariffs led major equity indices to fall again in March. Emerging market equities outperformed developed markets over the six-month period. Oil prices rallied and the US dollar weakened against other major currencies, with the British pound rising back above USD 1.40 as the EU and UK reached a broad agreement on a 21-month transition period following Brexit.

Portfolio Review

During the last six months we continued to review and evolve our investment themes. Following our annual Investment Forum in Hong Kong in January, we decided to have Infrastructure & Security and Oil & Energy subsumed under Hunt for Income, Real Assets, Winners from Disruption and Structural Growth. We have since recast and split out Structural Growth into two new themes: Rise of Asia and Global Capex (Capital Expenditure) Revival. Asia merits its own stand-alone investment theme since in our view it represents the biggest economic story of the 21st century so far – in large part due to China’s ongoing transformation from an export-led economy to one fueled by domestic consumption. Meanwhile corporate capex spending outside of Asia has remained too low for too long to meet future demand, relative to the cyclical upturn and to the declining economic value and life of corporate assets. A select group of companies are bucking the trend of continuing record share buybacks and (re)investing more in their hard assets as well as in research and digitalization. We believe these are the companies that will help us express some of our best investment ideas in the future as they develop the right capacity and supply chains needed to grow productivity and earnings.

Outlook

Looking ahead we expect recurring bouts of downside volatility in equity, bond and currency markets throughout this year. Therefore, alongside rotating and adding prudently to long exposures to our core investment themes, we are maintaining tactical tail-risk protection and cash-equivalent positions. At the same time we are aiming to minimize the cost, to shorter term performance, from hedging and the mark-to-market value of derivatives. Currency pair gyrations in the short term remain particularly challenging as they are driven by a mix of interacting factors, including differences in bond yields, fiscal and trade deficits/surpluses, (geo)political risks and perceived safe haven merits, and of course differences in the cost of hedging. At the end of March the Fund’s realized monthly volatility over a one year period was approximately 3.5%.

54	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Global Fundamental Strategy Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Global Fundamental Strategy Fund Class A	–2.43%	3.00%	3.34%
AllianzGI Global Fundamental Strategy Fund Class A (adjusted)	–7.80%	–2.67%	2.11%
AllianzGI Global Fundamental Strategy Fund Class C	–2.76%	2.25%	2.56%
AllianzGI Global Fundamental Strategy Fund Class C (adjusted)	–3.71%	1.25%	2.56%
AllianzGI Global Fundamental Strategy Fund Class P	–2.39%	3.13%	3.47%
AllianzGI Global Fundamental Strategy Fund Institutional Class	–2.36%	3.21%	3.59%
USD Overnight LIBOR	0.68%	1.23%	0.45%
70% MSCI ACWI, 30% Bloomberg Barclays Global Aggregate Bond Index	4.08%	12.49%	7.46%
USD Overnight LIBOR + 4%	2.74%	5.41%	4.60%
Lipper Absolute Return Funds Average	0.79%	2.94%	2.62%

* Cumulative return

† The Fund began operations on July 1, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.40% for Class A shares, 3.21% for Class C shares, 2.14% for Class P shares and 2.15% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.14% for Class A shares, 1.89% for Class C shares, 0.99% for Class P shares and 0.89% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

United States	16.5%
United Kingdom	13.9%
Japan	10.2%
Canada	9.4%
Germany	5.4%
Russian Federation	4.6%
Argentina	4.6%
Supranational	3.7%
Other	25.4%
Cash & Equivalents — Net	6.3%

Semiannual Report	| March 31, 2018	55

Unaudited

AllianzGI Global Fundamental Strategy Fund (cont’d)

Moody’s Ratings* (as of March 31, 2018)

* As a percentage of fixed-income investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Securities not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$975.70	$972.40	$976.10	$976.40
Expenses Paid During Period	$5.66	$9.34	$4.93	$4.43

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,019.20	$1,015.46	$1,019.95	$1,020.44
Expenses Paid During Period	$5.79	$9.55	$5.04	$4.53
For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.15% for Class A, 1.90% for Class C, 1.00% for Class P and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

56	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Global High Yield Fund

For the period of October 1, 2017 through March 31, 2018, as provided by David Newman, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Global High Yield Fund (the “Fund”) returned -0.04%, performing in line with the ICE BofA Merrill Lynch Global High Yield Constrained Index USD Hedged (the “benchmark”), which returned -0.02%.

Market Overview

The reporting period was marked with bouts of volatility primarily due to geopolitics and the theme of flattening global yield curves. The eventual passage of the tax bill in late December fuelled a rally into early 1st quarter of 2018. However, the optimism came to an abrupt halt in February when higher than expected wage and inflation data led to fears of a more aggressive interest rate hiking policy by the US Federal Reserve (the “Fed”). Market volatility surged again in the latter half of March as the equity market priced in the potential impact of a trade war resulting from President Donald Trump’s rhetoric on the imposition of tariffs.

The small negative return of -0.02% of the global high market was primarily due to a sell-off in government bonds rather than any deterioration in credit fundamentals as the 10-year US Treasury yield rose by 41 basis points. In fact, the fundamentals of the global high yield market remain strong as companies continue to report solid earnings growth. By region, GBP-denominated credit returned 1.54% (hedged to the US dollar (“USD”)) and Euro (“EUR”)-denominated credit returned 1.46% (hedged to the USD), outperforming the USD credit return of -0.51% as yields rose in the US due to expectations the Fed would continue to raise interest rates, albeit slowly, whereas the European Central Bank (“ECB”) and the Bank of England (“BOE”) remained on hold.

The longer duration profile of BB issuers resulted in a modest negative return of -0.19% (hedged to US dollars) when compared to a return of 0.27% for B-rated issues and 0.15% for CCC and lower issues which have a lower duration.

Portfolio Review

In terms of the geographic selection within the Fund, we have maintained a preference for EUR and GBP-denominated holdings versus USD holdings which helped performance as financial conditions remain favorable in Europe due to ECB maintaining an accommodative monetary policy while the Fed has been tightening policy. Specifically, European B-rated issues in particular appear cheap compared to USD issues while GBP issuers trade cheap to EUR due to Brexit risks. Although, emerging market fundamentals are continuing to improve, we have an underweight exposure due to tight valuations which detracted performance modestly.

Within credit ratings category, an overweight position in B-rated issues versus BB’s helped performance. We continue to maintain this exposure, as we view B’s to be sweet spot on the credit curve as it would benefit from a continuing global growth environment while providing a higher spread cushion in the event of rising interest rates when compared to BB which has a higher duration profile. The high yield market is efficiently identifying and pricing high risk issuers, as such, we are neutral among CCC issues and underweight below CCC. In terms of sector allocations, our main overweights have been in leisure, capital goods and insurance, while our primary underweights have been in telecommunications, retail and media where underlying credit trends remain structurally challenged. Sector allocation was a small positive contribution as overweights in consumer cyclicals and energy added value as oil prices recovered along with companies cutting costs to a much lower breakeven whereas our underweight in utilities detracted from performance.

Security selection among industries such as energy and retail contributed positively to performance whereas issuer selection within cable/satellite, telecommunications and consumer products detracted performance. It is important to note that during a flat to rising interest rate environment, the higher carry sectors periodically outperform sectors with strong credit fundamentals, for example, our underweight in select wirelines issuers which is a flawed business model performed well during the reporting period, as such, our underweight detracted from performance.

Outlook

While recent market volatility has risen from the historically low levels of 2017, this should not distract long-term investors from the fact that the fundamentals of the high yield market remain positive. We expect default rates to remain below long term averages, while earnings momentum is strong and is supported by a growing global economy. We believe this constructive backdrop is supportive for investors that seek to harvest returns from credit risk premium. While there is a possibility that spreads widen, we expect the global high yield asset class to provide positive returns, which is still attractive against other fixed-income alternatives for long-term investors.

Semiannual Report	| March 31, 2018	57

Unaudited

AllianzGI Global High Yield Fund (cont’d)

Cumulative Total Return for the period ended March 31, 2018

	6 Month	Since Inception†
AllianzGI Global High Yield Fund Institutional Class	–0.04%	2.92%
AllianzGI Global High Yield Fund Class P	–0.05%	2.85%
ICE BofA Merrill Lynch Global High Yield Constrained Index USD Hedged	–0.02%	2.92%
Lipper High Yield Fund Average	–0.41%	2.20%

† The Fund began operations on May 3, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.00% for Class P shares and 2.02% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.80% for Class P shares and 0.70% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

United States	47.8%
United Kingdom	9.9%
Canada	6.1%
Netherlands	3.2%
Luxembourg	2.8%
France	2.7%
Spain	2.0%
Italy	2.0%
Other	19.1%
Cash & Equivalents — Net	4.4%

Credit Ratings* (as of March 31, 2018)

* Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the lowest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency. Previous shareholder reports for the Fund displayed bond ratings provided by S&P.

58	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Global High Yield Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$ 999.50	$ 999.60
Expenses Paid During Period	$ 4.04	$ 3.54

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,020.89	$1,021.39
Expenses Paid During Period	$4.08	$3.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.81% for Class P and 0.71% for Institutional Class), multiplied by the average account value over the period, multiplied 182/365.

Semiannual Report	| March 31, 2018	59

Unaudited

AllianzGI Global Sustainability Fund

For the period of October 1, 2017 through March 31, 2018, as provided by the Global Equity Team.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Sustainability Fund (the “Fund”) returned 4.56%, underperforming the MSCI ACWI (the “benchmark”), which returned 4.71%.

Market Overview

Global equities rose steadily over the four months to January boosted by optimism over the health of the global economy and by expectations that tax reforms would help lift US company profits. However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in February. While stocks later recovered some of these losses, the Trump administration’s decision to impose tariffs on a raft of imports led to escalating fears of a global trade war, causing stocks to retreat once more in March. In general, emerging market equities recorded strong gains over the six-month period. Despite record levels of global mergers and acquisitions activity, developed equity delivered mixed returns, with US stocks rallying while European stocks fell.

With data indicating the US economy was in robust health, the US Federal Reserve (the “Fed”) raised rates twice (in December and again in March) and provided more hawkish forecasts for rate rises in 2019 and 2020. The Bank of England also raised rates in November, and hinted that it would do so again in May. The European Central Bank dropped its reference to committing to buy more bonds should growth disappoint but signaled that, when rates did rise, the pace of increases would be “measured”. The Bank of Japan maintained its policy measures, but its governor suggested that it could start to move away from its ultra-loose monetary policy as early as next year.

Oil prices rallied, with Brent crude rising to a two-year high back above $70 a barrel. Gold also rose modestly as it benefitted from investors’ rising risk aversion in early 2018.

Portfolio Review

Estee Lauder made the top contribution to performance, rallying strongly after the release of its first quarter 2018 results and continuing its upward trajectory. Estee Lauder continues to do well on the back of rising Chinese demand, as well as its e-commerce initiative, which grew 33%. At over thirty times price to earnings, Estee Lauder is richly valued and we have taken some profit.

S&P Global has also contributed positively to returns following strong fourth quarter results. The provider of financial services and data delivered total revenues that were up 13.6% year on year, significantly beating the consensus 8%. This was largely driven by better than expected performance from the ratings business, where revenues were up 40%. Looking ahead, the company has guided for mid-single digit organic revenue growth, thanks to a lower tax rate and expenses which should improve earnings and free cash flow.

Inditex has detracted from performance. The multinational clothing company saw its shares decline after difficult Christmas trading and slowing like for like sales. However, the company remains a best-in-class retailer and is one of few retailers well-positioned to deal with the shifting channel mix. In combination with its short lead times and fast feedback model, this makes Zara much more capable of competing with pure-play online fashion retailers. While fourth quarter may prove a tough one, the long-term investment thesis remains intact.

Skandinaviska Enskilda Banken (“SEB”) has also detracted from returns. The Swedish bank posted third quarter results with net profit 3% ahead of consensus at 4.2 billion SEK. However, despite this positive headline number, a failure to deliver on its core corporate banking business has been punished by the market. Despite this, the bank remains one of the highest quality financial institutions in Europe, with almost unrivalled environmental, social, and corporate governance (“ESG”) scores. As a result, SEB continues to be a high conviction holding for the fund.

Outlook

The recent jitters in global equity markets are a stark change from the relative tranquility of 2017.

After years of low and, in some cases, negative rates, monetary policy is steadily marching towards normalization. The arrival at ‘Peak Liquidity’ is important for all asset markets, not just equities. At the same time, macroeconomic indicators like Purchasing Manager Indices and employment data are starting to top out. Figures for key industrial regions such as the US, the euro area and Japan have noticeably weakened. The data continues to be positive but, in our opinion, does suggest slowing economic momentum will bring us to ‘Peak Growth’.

Companies also face the prospect of lower profit growth in 2019, as the main benefit of the Tax Cuts and Jobs Act is captured this year. Thanks to the low interest rate environment, valuations are already high. With this passing, it seems that ‘Peak Valuation’ too has been reached. Combined with increasing geopolitical noise, we believe these factors have brought volatility back to more normal levels.

Overall, our investment philosophy of looking for businesses capable of growing independently from market trends remains the same. In the current market, we have been taking profits where valuations appear stretched and continue to search further a field for quality companies on more reasonable multiples.

60	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI Global Sustainability Fund Class A	4.56%	15.00%	7.82%
AllianzGI Global Sustainability Fund Class A (adjusted)	–1.19%	8.67%	5.99%
AllianzGI Global Sustainability Fund Class P	4.67%	15.22%	7.99%
AllianzGI Global Sustainability Fund Institutional Class	4.64%	15.26%	8.07%
MSCI ACWI	4.71%	14.85%	7.87%
Dow Jones Sustainability World Total Return Index	3.47%	16.31%	7.44%
Lipper Global Large-Cap Growth Funds Average	6.76%	19.13%	8.41%

* Cumulative return

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 7.55% for Class A shares, 1.62% for Class P shares and 1.63% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 0.94% for Class P shares and 0.84% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018 )

United States	48.4%
United Kingdom	13.4%
Germany	9.1%
Sweden	5.0%
Japan	4.8%
Spain	4.3%
Switzerland	3.1%
Korea (Republic of)	1.7%
Other	5.1%
Cash & Equivalents — Net	5.1%

Semiannual Report	| March 31, 2018	61

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,045.60	$1,046.70	$1,046.40
Expenses Paid During Period	$5.56	$4.80	$4.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,019.50	$1,020.24	$1,020.74
Expenses Paid During Period	$5.49	$4.73	$4.23

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.09% for Class A, 0.94% for Class P and 0.84% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

62	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Global Water Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Global Water Fund (the “Fund”) returned 0.53%, underperforming the S&P Global Water Index (the “benchmark”), which returned 0.99%.

Market Overview

Global equities rose steadily through January boosted by optimism over the health of the global economy and by expectations of positive implication of the Tax Cuts and Jobs Act in the US. However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in February. While stocks later recovered some of these losses, the Trump administration’s decision to impose tariffs on a raft of imports led to escalating fears of a global trade war, causing stocks to retreat once more in March. In general, emerging market equities recorded strong gains over the six-month period but, despite record levels of global mergers and acquisitions activity, developed equity delivered mixed returns, with US stocks doing relatively better, while European stocks receded.

With respect to the Water thematic, the end of the 2017 calendar year and the start of the reporting period began with strength in the market with both water utilities and water industrials delivering strong performance. European utilities appreciated given solid end market dynamics, while US utilities recovered after fears of rising interest rates lessened. Water industrials also showed strength, given economic growth, industrial recovery, and released spending on the environmentally focused solutions. However, volatility returned to the market in 2018 and water utilities began to lag the broader market. The utilities sector once again retreated, especially in the US, as investors moved from bond proxies into fixed income. European utilities have faced further strains from the political environment, caused by elections in Spain and discussions across the UK political parties. Water industrials also pulled back in the selloff, with more cyclical stocks under pressure following concerns over sustainability of the economic momentum.

In this environment, we continue to believe fundamentals for water thematic investments remain intact backed by strong secular drivers. We continue to see a focus on water resource management and accommodative regulatory conditions for municipal spending both of which are positive for water companies.

Portfolio Review

The Fund underperformed the broad market as measured by the MSCI ACWI, and slightly lagged its benchmark during the reporting period. Broad market underperformance was due to an overweight in utilities, which pulled back on rising interest rates. It is not uncommon for water utilities to move with sector sentiment in the short-term, however in the long term, water utilities return to normal trading based on strong fundamentals de-correlated to the macro environment.

In contrast, industrial water companies helped performance during the period. Xylem and Idex, two US industrial companies offering water quality monitoring and water-efficiency solutions, were the largest contributors. Both companies benefitted from recovery in their key end markets, and the increased focus on water resource management across their customer base. Xylem has continued to significantly expand its range of solutions, tapping deeper into digital technologies and smart water solutions. Danaher was also was additive, supported by improving water municipal spending in North America, an increased spending on water efficiency across the industrial end markets, and product introductions enhancing the competitive position of the company’s brand.

Among the largest absolute detractors during the period was French utility company Suez. The company retracted after disappointing announcements related to operating results due to political events in some European countries, consequently inflicting a sentiment shift against the name. Beijing Enterprises also detracted from returns given the increase in regulatory standards for Public-Private Partnerships in China, and thus reduced prospects for new project additions. Swiss industrial company Geberit, a leading producer of sanitary equipment, has also hurt performance due to a slowdown in its key end markets, and rising raw material costs.

Outlook

We continue to believe the global water imbalance is increasing. In order to capitalize on this opportunity, we invest in companies that offer solutions to the scarcity crisis across water efficiency and quality solutions, and those that stand to benefit from investments in water infrastructure.

The water-infrastructure theme remains intact and continues to gain attention and attract investments. In the US, we believe the Tax Cuts and Jobs Act provides water utilities with a leeway to increase their capital spending with neutral impact on the customer tariffs, leading to higher growth prospects. The emerging markets are also becoming more proactive in tackling the infrastructure issues, as is clear from China’s recent determination to combat the non-revenue water. These developments are also increasingly including technological innovations like real-time monitoring and quality sensors for the water networks, boosting demand for industrial water players. In addition to the municipalities, the industrial users are also taking higher responsibility for the environmental footprint, directing more effort and investment in, among other, water-efficient processes and equipment. The combination of these, and many other factors, gives us confidence in the strong positive outlook for the water space.

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AllianzGI Global Water Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Water Fund Class A	0.53%	10.91%	7.11%	5.21%	5.21%
AllianzGI Global Water Fund Class A (adjusted)	–5.00%	4.81%	5.90%	4.62%	4.62%
AllianzGI Global Water Fund Class C	0.21%	10.09%	6.28%	4.42%	4.42%
AllianzGI Global Water Fund Class C (adjusted)	–0.77%	9.09%	6.28%	4.42%	4.42%
AllianzGI Global Water Fund Class P	0.68%	11.18%	7.37%	5.46%	5.46%
AllianzGI Global Water Fund Institutional Class	0.66%	11.18%	7.43%	5.54%	5.54%
S&P Global Water Index	0.99%	12.41%	9.92%	7.24%	7.24%
MSCI ACWI	4.71%	14.85%	9.20%	5.57%	5.57%
Lipper Global Natural Resources Funds Average	2.20%	4.72%	–1.31%	–3.62%	–3.62%

* Cumulative return

† The Fund began operations on March 31, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on March 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.44% for Class A shares, 2.19% for Class C shares 1.16% for Class P shares and 1.15% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.22% for Class A shares, 1.97% for Class C shares, 0.94% for Class P shares, and 0.93% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

United States	48.1%
France	10.2%
United Kingdom	9.2%
Switzerland	6.2%
Japan	4.1%
Netherlands	4.0%
Finland	3.9%
Austria	3.8%
Other	8.4%
Cash & Equivalents — Net	2.1%

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AllianzGI Global Water Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,005.30	$1,002.10	$1,006.80	$1,006.60
Expenses Paid During Period	$5.90	$9.68	$4.60	$4.50

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,019.05	$1,015.26	$1,020.34	$1,020.44
Expenses Paid During Period	$5.94	$9.75	$4.63	$4.53

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.18% for Class A, 1.94% for Class C, 0.92% for Class P and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI High Yield Bond Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”), of the AllianzGI High Yield Bond Fund (the “Fund”) returned -1.88%, underperforming the ICE BofA Merrill Lynch High Yield Master II Index (the “benchmark”), which returned -0.51%.

Market Overview

The high-yield bond market advanced alongside stocks in the first half of the reporting period. Over the remainder of the period, the asset class contended with a surge in equity market volatility and interest rate volatility.

High-yield bonds weathered the equity volatility better than stocks, providing greater downside protection during the stock market correction.

The 10-year US Treasury yield climbed from 2.33% to 2.94%, before closing the period at 2.74%. Long-duration fixed income was adversely impacted whereas high-yield spreads provided some cushion to absorb the move. The high-yield market’s reduced interest-rate sensitivity provided portfolio diversification benefits as treasuries and investment-grade bonds underperformed on a relative basis.

Credit trends continued to improve with most high-yield issuers reporting better-than-expected financial results and positive outlooks. Managements cited strengthening fundamentals, increasing demand, a more favorable regulatory environment and tax reform benefits. This promising fundamental backdrop helped to buoy the market.

On balance, major US economic reports were healthy and supported the operating environment for high-yield bond issuers.

The US Federal Reserve (the “Fed”) increased its benchmark interest rate by 25 basis points twice over the last six months, once in December and once in March, to settle at a range of 1.50% to 1.75%. The Fed’s decision and commentary minimally influenced convertible bonds.

Finally, fear of a global trade war potentially disrupting global growth and higher inflation weighed on investor sentiment in the second half of the reporting period, but had little impact on the high-yield bond market.

Against this backdrop, CCC-rated bonds returned 1.10%, significantly outperforming the -0.09% and -1.31% returns for B-rated and BB-rated bonds, respectively. CCC-rated bonds rallied with stocks, but did not surrender gains in the subsequent equity market sell-off. Strength in the riskiest, most distressed credits was partially attributable to continued demand by yield-motivated investors. BB-rated issues, which have lower yields and tighter spreads, were influenced by the move higher in Treasury yields.

Portfolio Review

The Fund finished lower and lagged the benchmark return.

Performance dispersion among credit-quality subcategories weighed on relative performance. The Fund’s credit allocation, specifically an underweight in CCC-rated bonds was a headwind as the lowest quality, highest risk issues outperformed higher-quality bonds.

Industry allocations that helped relative performance during the period included cable & satellite television, healthcare and retail. In cable & satellite television, a Fund underweight was a source of strength. Avoiding weaker-performing issues in this industry contributed to issue selection. In healthcare and retail, credit selection was also positive.

Industry allocations that negatively impacted relative performance during the reporting period included printing & publishing, energy and support-services. In printing & publishing, a relative overweight was beneficial, but portfolio underperformance was offsetting. In Energy, a portfolio underweight and issue selection detracted. In support-services, credit selection weighed on relative performance.

Outlook

Volatility returned after being absent for more than a year. However, the US economy is healthy, consumer and business confidence levels are elevated, and corporate profits are estimated to grow significantly in 2018.

Despite a more volatile backdrop, we believe high-yield bond performance expectations should not deviate from their historical return profile of delivering a compelling total return with less volatility than stocks and providing fixed-income diversification benefits in rising interest rate environments compared to US Treasuries and investment-grade corporate bonds.

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AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	–1.88%	1.31%	3.11%	6.70%	7.04%
AllianzGI High Yield Bond Fund Class A (adjusted)	–5.56%	–2.49%	2.33%	6.29%	6.85%
AllianzGI High Yield Bond Fund Class C	–2.18%	0.86%	2.42%	5.96%	6.27%
AllianzGI High Yield Bond Fund Class C (adjusted)	–3.14%	–0.11%	2.42%	5.96%	6.27%
AllianzGI High Yield Bond Fund Class R	–2.09%	0.95%	2.68%	6.35%	6.73%
AllianzGI High Yield Bond Fund Class P	–1.75%	1.86%	3.47%	6.98%	7.26%
AllianzGI High Yield Bond Fund Institutional Class	–1.62%	1.82%	3.50%	7.12%	7.51%
AllianzGI High Yield Bond Fund Administrative Class	–1.84%	1.60%	3.03%	6.67%	7.03%
ICE BofA Merrill Lynch High Yield Master II Index	–0.51%	3.69%	5.01%	8.12%	7.09%
Lipper High Yield Funds Average	–0.41%	3.25%	3.86%	6.67%	5.94%

* Cumulative return

† The Fund began operations on July 31, 1996. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on July 31, 1996.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s expense ratios are 1.09% for Class A shares, 1.70% for Class C shares, 1.44% for Class R shares, 0.67% for Class P shares, 0.69% for Institutional Class shares and 0.86% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Industry Allocation (as of March 31, 2018 )

Media	10.2%
Oil, Gas & Consumable Fuels	8.9%
Telecommunications	8.7%
Diversified Financial Services	5.2%
Chemicals	5.0%
Healthcare-Services	4.6%
Commercial Services	4.1%
Retail	3.7%
Other	46.6%
Cash & Equivalents — Net	3.0%

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AllianzGI High Yield Bond Fund (cont’d)

S&P Ratings* (as of March 31, 2018)

* As a percentage of total investments. Securities ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$981.20	$978.20	$979.10	$982.50	$983.80	$981.60
Expenses Paid During Period	$5.33	$8.53	$7.89	$3.36	$3.56	$4.35

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,019.55	$1,016.31	$1,016.95	$1,021.54	$1,021.34	$1,020.54
Expenses Paid During Period	$5.44	$8.70	$8.05	$3.43	$3.63	$4.43

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.08% for Class A, 1.73% for Class C, 1.60% for Class R, 0.68% for Class P, 0.72% for Institutional Class and 0.88% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI International Growth Fund

For the period of October 1, 2017 through March 31, 2018 as provided by Laura Villani, Product Specialist Associate, Equities.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI International Growth Fund (the “Fund”) returned 5.71%, outperforming the MSCI ACWI ex USA Index (the “benchmark”), which returned 3.76%.

Market Overview

Global equities rose steadily from September 2017 to January 2018, boosted by optimism over the health of the global economy and by expectations that tax reforms would help to lift US company profits. However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in February 2018. While stocks later recovered some of these losses, President Donald Trump’s administration’s decision to impose tariffs on a raft of imports led to escalating fears of a global trade war, causing stocks to retreat once more in March 2018.

European equities lagged many other regions, ending the period with negative returns (in EUR terms) as they joined in the global equity sell-off during February and March amid fears of higher interest rates and a global trade war. UK equities also fell (in GBP terms) but outperformed those in the euro zone by a modest margin. Investors cheered progress in the Brexit negotiations, with the UK and EU reaching broad agreement on a 21-month transition period.

Equity markets in the Pacific ex Japan advanced over the quarter. Markets rallied strongly to the end of January, boosted by growing optimism over the health of the global economy and signs of a pick-up in Asian trade. In Japan, equities closed the six-month period with moderate gains. Shares were boosted by Prime Minister Shinzo Abe’s decisive victory in October’s snap election in which he won over two-thirds of available seats. The victory was seen to reinforce his mandate to continue with “Abenomics”.

Portfolio Review

The Fund takes a bottom-up approach to identifying structural growth, rather than chasing growth momentum. We believe that our focus on high quality businesses, displaying long term structural growth independent of the wider market, should shelter us to some extent from uncertainty in the markets.

During the period, the Fund saw a positive contribution to performance from both stock selection and sector allocation. In terms of sector allocation, the overweight of the Information Technology sector was a key driver of outperformance, along with the underweights of telecommunication services and utilities. From a country perspective, stock selection in Denmark contributed most positively, also supported by Germany, Sweden and France. Stock picking in Brazil and the UK slightly detracted from performance. Both sector and country attributions are a result of the stock selection.

Danish life-saving equipment maker Ambu was the top contributor, with an active contribution of 83 basis points, followed by LG Household & Healthcare, Tencent Holdings, Constellation Software, and Weibo (between 32 and 52 basis points each). Ambu delivered a small fiscal year upgrade given strong gross margin development, with the business comfortably achieving an organic growth rate of 13%. Ambu is focusing again on sales growth in its Visualization division, which contains single-use endoscopes such as aScope, VivaSight, and Isiris (marketed by Coloplast). An increase in US sales reps should be supportive of growth.

Meanwhile Restaurant Brands International was the lead detractor, subtracting 39 basis points from relative performance, with a class action lawsuit from Tim Hortons’ franchisees dragging down performance. European names SAP and Reckitt Benckiser also detracted.

Outlook

Volatility across the market has picked up, creating opportunities for us, as bottom-up stock pickers, to reposition portfolios based on our long-term beliefs. The recent price correction in markets may be seen as healthy after a period of complacency. However, our expectation is for volatility to remain higher, as we approach peak liquidity, and monetary policy gradually begins to tighten.

Although macro data remains strong, several indicators have softened, most locally being the Eurozone Purchasing Managers Index (“PMI”) which now stands at 55.8 from a high of around 58 in January. The topping out of cyclical momentum is a strong indication that the current business cycle has entered its next stage. In this late-cycle reflation phase, we expect growth to stay above potential and inflation to incrementally pick up against a backdrop of ever tighter labor markets and rising economy-wide capacity utilization. Importantly, and particularly in Europe, we have not seen any significant downward trend reflected in the continued recovery of corporate earnings, which we believe is vital to drive the next leg of the European corporate recovery.

Regarding valuations, we consider Europe to be fair-valued, while many larger emerging markets look attractive. Two mid-term headwinds for valuation include fading central bank liquidity provision, and a worsening mix of growth (flattening) and inflation (rising).

Regarding the potential trade war between the US and China, so far the numbers of products involved are not large enough to have a significant impact on growth or inflation figures, and it is potentially a case of politics catching more attention in more uncertain times.

In any case, we see the importance of looking beyond volatility, whilst maintaining our valuation discipline and being selective, to outperform once again in 2018.

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AllianzGI International Growth Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	Since Inception†
AllianzGI International Growth Fund Class A	5.71%	26.26%	11.35%
AllianzGI International Growth Fund Class A (adjusted)	–0.10%	19.31%	9.37%
AllianzGI International Growth Fund Institutional Class	5.85%	26.66%	11.64%
MSCI ACWI ex USA Index	3.76%	16.53%	6.89%
MSCI ACWI ex USA Growth Index	4.84%	19.92%	8.14%
Lipper Int’l. Multi-Cap Growth Funds Average	4.44%	19.44%	7.92%

* Cumulative return

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.82% for Class A shares and 1.49% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.05% for Class A shares and 0.80% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018 )

Germany	12.5%
China	11.8%
Denmark	9.4%
United Kingdom	9.2%
Canada	8.8%
Sweden	7.0%
Japan	6.7%
France	4.4%
Other	28.6%
Cash & Equivalents — Net	1.6%

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AllianzGI International Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,057.10	$1,058.50
Expenses Paid During Period	$5.40	$4.12

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,019.68	$1,020.93
Expenses Paid During Period	$5.30	$4.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.05% for Class A and 0.80% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI International Small-Cap Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Alexandra Russo, Product Specialist.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI International Small-Cap Fund (the “Fund”) returned 10.70%, outperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 5.29%.

Market Overview

Global equities rose steadily over the four months to January boosted by optimism over the health of the global economy and by expectations that tax reforms would help to lift US company profits. However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in February. While stocks later recovered some of these losses, President Donald Trump’s administration’s decision to impose tariffs on a raft of imports led to escalating fears of a global trade war, causing stocks to retreat once more in March. In general, emerging market equities recorded strong gains over the six-month period but, despite record levels of global mergers and acquisitions activity, developed equity delivered mixed returns, with US stocks rallying while European stocks fell.

European equities lagged many other regions, ending the period with negative returns (in EUR terms) as they joined in the global equity sell-off during February and March amid fears of higher interest rates and a global trade war. Politics also weighed on sentiment. The flash estimate of the Eurozone Purchasing Managers Index (“PMI”) slumped to 55.8 in March, its lowest level since early 2017. However, inflation remained subdued. Germany was among the weakest markets in the Eurozone. Economic data indicated that growth in the Eurozone’s largest market was moderating in 2018, with both the German Ifo Business Climate Index and the ZEW Indicator of Economic Sentiment for Germany easing as the quarter progressed. UK equities also fell (in GBP terms) but outperformed those in the Eurozone by a modest margin.

Equity markets in the Pacific ex Japan advanced over the quarter. In general, markets rallied strongly to the end of January, boosted by growing optimism over the health of the global economy and signs of a pickup in Asian trade. However, stocks lost some of these gains during February and March amid escalating fears of a global trade war. In terms of individual markets, Chinese equities were among those with the strongest returns over the six-month period, although performance was volatile. On balance data pointed to steady growth, underpinned by solid domestic growth and healthy global demand. Australian equities gained, but underperformed the broader region, touching their lowest levels in five months. Having held interest rates at 1.5% since August 2016, the Reserve Bank of Australia indicated that there was no need for a near-term rate rise as inflation was expected to increase only gradually to its target range of 2% to 3%. Returns for Association of Southeast Asian Nations markets were mixed. Thailand, Singapore, Malaysia and Indonesia rose while the Philippines fell sharply. The Philippines has twin deficits (current account and budget), leaving its economy more exposed to US rate increases.

Japanese equities surged for the first fourth months of the review period. Shares were boosted by Prime Minister Shinzo Abe’s decisive victory in October’s snap election in which he won over two-thirds of available seats. The victory was seen to reinforce his mandate to continue with “Abenomics”. However, along with other equity markets, Japanese stocks sold-off sharply in February and March amid escalating fears of a global trade war. In addition, the strength of the yen, which benefitted from its safe-haven status, weighed on returns. Overall, Japanese equities closed the six-month period with moderate gains. In economic news, Japan’s fourth-quarter GDP growth was revised up to 1.6% on an annualized basis, from an initial estimate of 0.5%. This is the eighth consecutive quarter of growth and the longest unbroken period of expansion in almost three decades.

Portfolio Review

International small-cap stocks had a strong six months through the end of March 2018, outperforming their large-cap counterparts.

All three small-cap markets, European, Asia ex Japan and Japanese, showed absolute gains. In USD, Japanese small-caps posted the strongest gains followed by small-caps from Asia ex Japan and the European region.

The Fund performed ahead of its benchmark for the reporting period. The European, Japanese and Asian ex Japan sleeve portfolios all closed well ahead of their respective local markets.

The Fund’s sector positioning resulted in a small positive contribution to relative performance mostly driven by the overweight in information technology and energy.

Country positioning also had a positive impact on relative performance mostly driven by the overweight in China and Taiwan and the underweight in Canada.

Stock selection was the main driver of active performance. Selection was most successful within the industrials, health care and financials sectors. In fact, selection was positive across the portfolio with only slight detraction from selection within consumer discretionary.

On a single stock basis, the positions in Rengo (Japan), Ambu (Denmark) and AMS (Switzerland) were the most significant positive contributors to performance. On the other hand, the positions in NetEnt (Sweden), RPC Group (UK) and Mitsui Mining & Smelting (Japan) were the largest detractors.

Outlook

Even though the global economic data have improved slightly, the figures for key industrial regions such as the US, the Eurozone and Japan recently weakened. The global economy appears to be moving towards the next stage of the current cycle. During this late-cycle reflation phase, the global economy will probably continue to grow, but momentum will not accelerate further. US growth and inflation forecasts for 2018 have been raised again but with expectations already ambitious, any future upward surprises to GDP growth have become considerably less likely. The planned tax cut might give corporate earnings a boost and push them up by a middle single-digit percentage. Wages are slowly, but steadily putting pressure on the margins. Low double-digit earnings growth seems achievable. The economic environment in the Eurozone is robust, but whilst growth rates are still healthy, the cycle might have passed its peak already. In China, indicators such as money supply growth point to a slowdown. Nevertheless, we believe emerging markets equities should continue to rise as long as Chinese growth is sufficiently strong, global trade picks up, the dollar is weak and commodity prices rise.

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Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	10.70%	32.28%	10.85%	6.77%	12.30%
AllianzGI International Small-Cap Fund Class A (adjusted)	4.60%	25.00%	9.60%	6.17%	11.98%
AllianzGI International Small-Cap Fund Class C	10.25%	31.20%	10.01%	5.96%	11.46%
AllianzGI International Small-Cap Fund Class C (adjusted)	9.25%	30.20%	10.01%	5.96%	11.46%
AllianzGI International Small-Cap Fund Class R	10.53%	31.84%	10.55%	6.49%	12.01%
AllianzGI International Small-Cap Fund Class P	10.77%	32.47%	11.02%	6.98%	12.61%
AllianzGI International Small-Cap Fund Institutional Class	10.81%	32.52%	11.10%	7.09%	12.70%
AllianzGI International Small-Cap Fund Class R6	10.84%	32.60%	11.20%	7.19%	12.81%
MSCI World ex USA Small Cap Index	5.29%	21.16%	9.71%	5.81%	8.22%
MSCI EAFE Small Cap Index	6.31%	23.49%	11.10%	6.48%	8.42%
Lipper International Small/Mid-Cap Growth Funds Average	6.87%	24.58%	9.85%	6.20%	9.27%

* Cumulative return

† The Fund began operations on December 31, 1997. Benchmark return and Lipper performance comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.93% for Class A shares, 2.50% for Class C shares, 2.11% for Class R shares, 1.42% for Class P shares, 1.43% for Institutional Class shares and 1.42% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.08% for Class C shares, 1.59% for Class R shares, 1.10% for Class P shares, 1.04% for Institutional Class shares and 1.00% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

Japan	30.7%
United Kingdom	12.1%
Germany	10.0%
Switzerland	6.2%
Sweden	4.6%
France	4.4%
Austria	4.2%
Australia	3.3%
Other	23.1%
Cash & Equivalents — Net	1.4%

Semiannual Report	| March 31, 2018	73

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,107.00	$1,102.50	$1,105.30	$1,107.70	$1,108.10	$1,108.40
Expenses Paid During Period	$6.57	$10.90	$8.35	$5.78	$5.57	$5.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,018.70	$1,014.56	$1,017.00	$1,019.45	$1,019.65	$1,019.95
Expenses Paid During Period	$6.29	$10.45	$8.00	$5.54	$5.34	$5.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.08% for Class C, 1.59% for Class R, 1.10% for Class P, 1.06% for Institutional Class and 1.00% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

74	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Micro Cap Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Micro Cap Fund (the “Fund”) returned -0.19%, underperforming the Russell Microcap Growth Index (the “benchmark”), which returned 1.93%.

Market Overview

US equities rallied strongly through the first four months of the period as sentiment was buoyed by better-than-expected corporate earnings and optimism that $1.5 trillion of tax cuts would further lift profits. However, rising bond yields and signs of a pick-up in wage growth led to a sharp correction in February. While stocks subsequently recovered some of these losses, escalating fears of a global trade war following the Trump administration’s decision to impose tariffs on Chinese imports caused a further sell-off in late March.

Against this backdrop, the Russell Microcap Index returned 2.49% and underperformed the Russell 2000 Index, which returned 3.25%. Within the microcap universe, growth-oriented stocks trailed value-oriented stocks. Specific to the benchmark, sector performance was mostly positive. Consumer staples, financials, and materials were the strongest performing sectors. In contrast, the real estate sector had the weakest performance, followed by utilities and energy.

Portfolio Review

The Fund underperformed its benchmark over the reporting period. From an attribution perspective, security selection drove relative underperformance whereas asset weighting effects had a negligible impact. Stock picking detracted from the healthcare, materials and industrials sectors. Conversely, security selection in the information technology, consumer staples and telecommunications sectors was beneficial and partially offsetting. Separately, an underweight in consumer discretionary helped returns but was balanced by an underweight in healthcare that tempered performance.

A top contributor, Axogen Inc. provides solutions that measures nerve function and repairs damaged peripheral nerves. Shares rallied on better-than-expected revenue growth and management guidance. The largest absolute detractor was Nutrisystems Inc., which provides low-calorie nutritionally-balanced weight management products. The stock was lower on disappointing 2018 guidance due to overspending on television ads with weak viewership.

Outlook

Although 2018 kicked off with elevated levels of volatility, we still expect the economy to expand at a moderate pace. The overall fundamentals still point toward future growth. However, the Trump administration’s aggressive focus on protectionist policies can weaken long-term productivity and negatively impact specific industries. We will continue to closely monitor the situation.

The US Federal Reserve’s March meeting confirmed that the central bank will continue on a path towards monetary policy normalization, with a steady projected 2 to 3 additional rate hikes for 2018. This is supported by the Fed’s outlook for continued positive economic growth and inflation gliding towards the 2% target. Overall, we welcome the return to a more normalized rate environment, which should encourage price discovery based on company fundamentals and can be favorable for active management.

While small-cap equity absolute valuations currently trade at the higher end of historical ranges, relative valuations remain attractive against larger-cap equities. In addition, small-cap equities continue to exhibit stronger growth potential. These factors should support small-cap returns going forward.

Semiannual Report	| March 31, 2018	75

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	–0.19%	11.25%	11.47%	10.11%	11.17%
AllianzGI Micro Cap Fund Class A (adjusted)	–5.68%	5.13%	10.21%	9.48%	10.90%
AllianzGI Micro Cap Fund Class P	–0.12%	11.41%	11.60%	10.27%	11.39%
AllianzGI Micro Cap Fund Institutional Class	–0.18%	11.35%	11.60%	10.33%	11.48%
Russell Microcap Growth Index	1.93%	14.79%	10.91%	9.35%	6.89%
Lipper Small-Cap Growth Funds Average	8.60%	19.98%	12.00%	10.33%	8.77%

* Cumulative return

† The Fund began operations on July 12, 1995. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 1995.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.18% for Class A shares, 1.89% for Class P shares and 1.93% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.62% for Class A shares, 1.54% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Industry Allocation (as of March 31, 2018)

Biotechnology	13.7%
Healthcare Equipment & Supplies	9.7%
Internet Software & Services	7.9%
Banks	6.8%
Machinery	5.7%
Software	5.3%
Pharmaceuticals	4.8%
Semiconductors & Semiconductor Equipment	4.5%
Other	41.1%
Cash & Equivalents — Net	0.5%

76	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$998.10	$998.80	$998.20
Expenses Paid During Period	$8.07	$7.67	$7.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,016.85	$1,017.25	$1,017.25
Expenses Paid During Period	$8.15	$7.75	$7.75

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.62% for Class A, 1.54% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2018	77

Unaudited

AllianzGI NFJ Emerging Markets Value Fund

For the period of October 1, 2017, through March 31, 2018, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended March 31, 2018, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned 9.41%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 8.96%.

Market Overview

Emerging market equities outperformed developed markets over the six-month period, ending the quarter with strong returns. Initially, emerging market stocks rallied sharply, buoyed by optimism over the global economy and the prospects for global trade. A weak tone to the US dollar also boosted sentiment. However, emerging markets joined in the global stock market correction in February, with fears that more protectionist policies would spark a global trade war further weighing on returns in March. Over the reporting period, Asian equities generally rallied, with Thailand and China among the strongest performers. South Africa rose as well, boosted by hopes of reform when Jacob Zuma was replaced by Cyril Ramaphosa as leader of the ANC, and later as the nation’s President. Russia led the advance in Eastern Europe, delivering double-digit gains, helped by news that Standard & Poor’s had raised the country’s credit rating to investment grade. However, the market weakened in March following universal criticism of Russia’s alleged involvement in the poisoning of a former spy on UK soil.

In terms of sectors, health care, energy and financial stocks in the benchmark climbed into the double digits, followed by robust gains in materials and information technology. In contrast, telecom services stumbled, posting negative total returns, followed by decreases in the real estate, consumer discretionary and industrials sectors over the reporting period.

Portfolio Review

The Fund’s relative outperformance versus its benchmark was driven by robust stock selection, though country and sector allocations also positively impacted relative performance, albeit to a lesser degree, during the six-month period.

In terms of stock selection, Fund holdings in the information technology, consumer discretionary, and consumer staples sectors were robust contributors to performance. These gains were only modestly offset by negative selection effects across the materials, financials and industrials sectors over the reporting period.

From a sector allocation perspective, an underweight in the telecom services sector and overweight in the health care sector boosted relative performance results. Conversely, an overweight in industrials and underweight in information technology detracted from relative performance.

Selection by country was positive due to strength from the Fund’s South Africa-, Taiwan- and Indonesia-based holdings. In contrast, selection in South Korea, Poland and Mexico somewhat muted Fund performance during the reporting period.

Country allocation contributed to positive performance results, largely due to overweight exposures across Singapore and Cyprus. This was somewhat offset by underweight positions in Russia and Brazil.

Outlook

Calendar year 2017 saw emerging market equities realize double-digit gains with all geographic regions across the developed and developing world now achieving sustained positive earnings growth for the first time since September 2011. However, investor optimism stalled in the first quarter of 2018. The emerging markets exhibited strength in January before sinking into negative territory in February and March. This rise in volatility is potentially a healthy sign that market participants are taking into account the risks inherent to equity investing. The possible causes of this volatility are myriad and invariably linked to changing global monetary policy, rising inflation expectations and continued political instability.

As investors navigate the increasingly choppy waters of international equity markets, we believe a dividend-focused approach can help to moderate volatility and realize attractive long term performance. Historical studies indicate dividend-paying equities outperform their non-yielding counterparts, and do so with lower volatility, or variability of return. Furthermore, a rising rate environment has historically benefitted value investing. Our investment process seeks to capture the value premium by identifying higher-quality companies trading at low absolute and relative valuation multiples, and we expect our strategy is well-positioned going forward. Finally, consistently investing at that intersection between dividends and value has been crucial to the strength of our long-term performance results, and we believe this disciplined process will help us continue that trend as we invest in 2018 and beyond.

78	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	9.41%	24.82%	6.79%	7.51%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	3.39%	17.96%	5.59%	6.37%
AllianzGI NFJ Emerging Markets Value Fund Class C	9.01%	23.96%	6.00%	6.71%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	8.01%	22.96%	6.00%	6.71%
AllianzGI NFJ Emerging Markets Value Fund Class P	9.46%	25.03%	6.97%	7.69%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	9.53%	25.20%	7.06%	7.78%
MSCI Emerging Markets Index	8.96%	24.93%	4.99%	4.57%
Lipper Emerging Markets Funds Average	8.34%	23.20%	4.65%	4.43%

* Cumulative return

† The Fund began operations on December 18, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 3.33% for Class A shares, 4.01% for Class C shares, 3.01% for Class P shares and 2.88% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.15% for Class A shares, 1.90% for Class C shares, 0.99% for Class P shares and 0.90% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

China	27.2%
Korea (Republic of)	14.7%
Taiwan	12.1%
India	9.0%
Brazil	7.3%
South Africa	6.1%
Russian Federation	3.5%
Malaysia	2.8%
Other	12.9%
Cash & Equivalents — Net	4.4%

Semiannual Report	| March 31, 2018	79

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,094.10	$1,090.10	$1,094.60	$1,095.30
Expenses Paid During Period	$5.95	$9.85	$5.12	$4.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,019.25	$1,015.51	$1,020.04	$1,020.49
Expenses Paid During Period	$5.74	$9.50	$4.94	$4.48

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.14% for Class A, 1.89% for Class C, 0.98% for Class P and 0.89% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

80	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of October 1, 2017, through March 31, 2018, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ International Small-Cap Value Fund (the “Fund”) returned 2.02%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 5.29%.

Market Overview

International equities rose steadily over the four months to January boosted by optimism over the health of the global economy and by expectations that tax reforms would help to lift US company profits. However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in February. While stocks later recovered some of these losses, the Trump administration’s decision to impose tariffs on a raft of imports led to escalating fears of a global trade war, causing stocks to retreat once more in March. Japanese equities surged for the first fourth months of the review period. Shares were boosted by Prime Minister Shinzo Abe’s decisive victory in October’s snap election in which he won over two-thirds of available seats. However, along with other equity markets, Japanese stocks sold-off sharply in February and March amid escalating fears of a global trade war. In addition, the strength of the yen, which benefitted from its safe-haven status, weighed on returns. Overall, Japanese equities closed the six-month period with moderate gains. Eurozone equities joined in the global equity sell-off during February and March amid fears of higher interest rates and a global trade war. In general, company earnings were supportive, though politics weighed on sentiment, with Catalonia voting for independence from Spain and Angela Merkel struggling to establish a coalition government in Germany. Investors cheered progress in the Brexit negotiations, with the UK and EU reaching broad agreement on a 21-month transition period. While the news helped alleviate some of the uncertainty surrounding Brexit, the resulting rally in sterling weighed on share prices as did fears of a global trade war.

In terms of sectors, information technology and financials stocks in the benchmark climbed 9%. Other growth-oriented sectors also performed well, including industrials and materials companies, in addition to utilities names. In contrast, many of the traditionally defensive sectors, such as real estate, consumer staples, health care and telecoms, underperformed.

Portfolio Review

The Fund’s relative underperformance versus the benchmark was largely due to negative stock selection, though country and sector allocations were also negative over the reporting period.

In terms of stock selection, utilities, energy and the materials sectors were the largest contributors to performance. However, these gains were overwhelmed by negative selection across the industrials, financials and information technology sectors.

From a sector allocation perspective, underweight positions in information technology and health care detracted from performance. No sector biases had a meaningful positive impact on relative returns over the reporting period.

Selection by country was negative, led by holdings based in the UK, Japan and Norway, which failed to keep pace with benchmark shares. The Fund realized gains from positive selection in Australia, Canada and Spain-based holdings.

Country allocation was negative, as the Fund’s overweight positions in China and the Philippines, as well as an underweight in Japan weighed on relative performance results. In contrast, an overweight in Argentina and underweight exposures across Italy and France aided relative performance over the reporting period.

Outlook

Calendar year 2017 saw international markets realize double-digit gains with all geographic regions now achieving sustained positive earnings growth for the first time since September 2011. However, investor optimism stalled in the first quarter of 2018. International equities largely sunk into negative territory after strength in January failed to offset declines in February and March. This rise in volatility was perhaps overdue and potentially a healthy sign that market participants are taking into account the risks inherent to equity investing. The possible causes of this volatility are myriad and invariably linked to changing global monetary policy, rising inflation expectations and continued political instability.

As investors navigate the increasingly choppy waters of international equity markets, we believe a dividend-focused approach can help to moderate volatility and realize attractive long term performance. Historical studies indicate dividend-paying equities outperform their non-yielding counterparts, and do so with lower volatility, or variability of return. Furthermore, a rising rate environment has historically benefitted value investing. Our investment process seeks to capture the value premium by identifying higher-quality companies trading at low absolute and relative valuation multiples, and we expect our strategy is well-positioned going forward. Finally, consistently investing at that intersection between dividends and value has been crucial to the strength of our long-term performance results, and we believe this disciplined process will help us continue that trend as we invest in 2018 and beyond.

Semiannual Report	| March 31, 2018	81

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Class A	2.02%	19.10%	7.51%	11.04%
AllianzGI NFJ International Small-Cap Value Class A (adjusted)	–3.59%	12.55%	6.30%	9.97%
AllianzGI NFJ International Small-Cap Value Class C	1.67%	18.24%	6.73%	10.24%
AllianzGI NFJ International Small-Cap Value Class C (adjusted)	0.67%	17.24%	6.73%	10.24%
AllianzGI NFJ International Small-Cap Value Class P	2.15%	19.35%	7.69%	11.23%
AllianzGI NFJ International Small-Cap Value Institutional Class	2.18%	19.46%	7.81%	11.34%
AllianzGI NFJ International Small-Cap Value R6	2.20%	19.50%	7.90%	11.44%
MSCI World ex USA Small Cap Index	5.29%	21.16%	9.71%	13.08%
Lipper International Small/Mid-Cap Core Funds Average	4.63%	20.08%	8.18%	11.33%

* Cumulative return

† The Fund began operations on June 1, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 7.02% for Class A shares, 7.31% for Class C shares, 6.63% for Class P shares, 6.32% for Institutional Class shares and 6.18% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class P shares, 0.99% for Institutional Class shares and 0.95% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Country Allocation (as of March 31, 2018)

United Kingdom	23.4%
Japan	18.3%
Canada	7.2%
Australia	5.9%
Hong Kong	5.6%
Spain	4.3%
Norway	3.9%
Singapore	3.6%
Other	27.6%
Cash & Equivalents — Net	0.2%

82	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,020.20	$1,016.70	$1,021.50	$1,021.80	$1,022.00
Expenses Paid During Period	$6.55	$10.31	$5.29	$5.09	$4.79

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,018.45	$1,014.71	$1,019.70	$1,019.90	$1,020.19
Expenses Paid During Period	$6.54	$10.30	$5.29	$5.09	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.05% for Class P, 1.01% for Institutional Class and 0.95% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2018	83

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund

From inception on December 18, 2017 through March 31, 2018, as provided by the Multi-Asset US Group.

Fund Insights

For the period from inception on December 18, 2017 through March 31, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Managed Futures Strategy Fund (the “Fund”) returned -3.60%, underperforming the ICE BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark”), which returned 0.41%.

Market Overview

The six-month period ending on March 31, 2018 is best characterized as one which began with markets being supported by optimism about global growth and mostly positive political developments. About midway through the period, however, market expectations began to reset.

Global equities appreciated through January buoyed by optimism about the trajectory of global growth. Late in the fourth quarter, the passage of the Tax Cuts and Jobs Act provided an additional boost to sentiment around US equities in light of positive implications for corporate earnings. In terms of economic expansion, we received confirmation that the US economy expanded at a greater than 3.0% rate for two consecutive quarters (on a quarter-over-quarter annualized rate) and that in the US and almost all major economies, the labor market continued to tighten. And yet inflation failed to materialize in spite of such improvements, while official forecasts (from the US Federal Reserve (the “Fed”)) and unofficial ones (from consumer sentiment surveys) suggested that the absence of inflation would continue in the US and in most major economies. Emerging market assets continued to benefit from the “spillover” effects of strong global growth, with its attendant boost to international trade and support for some industrial commodity prices (such as copper) that benefit key commodity exporters. In addition, emerging markets benefited from a weaker US dollar and persistent inflows of foreign capital.

However, signs of rising inflationary pressures and higher bond yields led to a sharp correction in early February. For the remainder of the reporting period macroeconomic and policy uncertainty forced a recalibration of expectations among market participants across asset classes. As of January, markets expected the Fed to increase its benchmark interest rate two times during 2018 and markets seemed to have grown complacent with the low volatility environment of the previous two years. Several new themes arose during the reporting period including (i) a re-emergence of volatility, (ii) renewed vigilance about the possibility of creeping inflation, and (iii) revised forecasts for the pace and magnitude of increases in the Fed’s benchmark interest rate. In this new context, we observed a spike in the Chicago Board Options Exchange Volatility Index (“VIX”) of around 300% during the first week of February, a correction in US equities of more than 6% intraday during the day following a report showing that US wages in January increased more than expected, and an increase in yields on 10-Year Treasuries of roughly 40 basis points by the end of the period.

In March, these factors, combined with the looming threat of a global trade war linked to the White House’s announcement of steep tariffs on steel and aluminum, weighed on markets. Later in March, the technology sector suffered in the wake of several company-specific events, including the launch of a federal investigation into Facebook’s alleged privacy breach.

Overall, the best performing assets for the six-month period were emerging market equities and emerging market bonds followed by global and US equities. Among the worst performing assets were corporate and US government bonds.

Portfolio Review

After inception on December 18, 2017, the Fund went into 2018 with very strong positive trends in global equities and weak to flat ones in bonds. A trend in US dollar depreciation led to large short dollar positions as well as long positions in more cyclical commodities. This was rewarded in January and by the end of the month equity trends began to show anti-cyclical readings in US equities, causing us to trim our position. In February most positions suffered major losses as equity markets experienced sharp corrections, volatility spiked and the US dollar appreciated due to rising inflation expectations. However, commodities did not move higher despite rising inflation expectations—oil, gold and copper all suffered losses with dollar appreciation possibly being a stronger factor.

As of the beginning of March we were still positioned long global equities though allocations had been reduced slightly after the turmoil in February. Additionally, we were short US bonds as well as UK Gilts. Our currency positioning continued to be short the US dollar vs. all major currencies. In commodities we were long energy and metals (except natural gas) and also some agricultural commodities such as cocoa and live cattle. In March, the dollar continued to depreciate against major currencies, while equity markets recovered somewhat in the first week. Subsequently, global equities resumed correction, currencies flattened and interest rates declined. Therefore, during the remaining part of the month the pro-cyclical positioning in equities and short US fixed income were detractors while we didn’t gain any further from our short US dollar positions. Among commodities we had a strong positive from our long positions in cocoa futures due to constrained supply issues in West Africa.

As of now, the Fund maintains moderate long positions in equities, cyclical commodities and foreign currencies vs. the US dollar. The Fund has a large short position in US and Canadian treasuries while being long Japanese government bonds. On the credit side, emerging market bond positions have been eliminated and US high yield was trimmed significantly.

Outlook

Overall, despite the recent volatility in markets, there is still evidence to support a prolonged period of synchronized global growth. As of the end of the quarter, around the world more than two-thirds of countries (developed and emerging) were producing above-average economic data changes. In addition, monetary policy remains accommodative in historical terms as the removal of excess liquidity has been gradual and we believe monetary policy will likely remain accommodative. Although the Fed raised its benchmark interest rate in March and provided more hawkish guidance for the next two years, comments from new Fed Chairman Jerome Powell suggest that policy will move at a measured pace. For its part, the European Central Bank signaled that it will not increase the policy rate in 2018. Inflation remains low albeit higher than at the end of last year. Inflation expectations, especially survey-based measures, however, are more elevated.

As of the end of the quarter, our market cycle signals and fundamental analysis recommend a neutral position for global equities favoring emerging markets and US equities and with a small underweight to Europe and the United Kingdom. On the fixed income side, we are neutral to modestly underweight US bonds and long periphery European bonds and emerging market local bonds.

84	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Cumulative Total Return for the period ended March 31, 2018

Since Inception†
AllianzGI PerformanceFee Managed Futures Strategy Fund Institutional Class	–3.60%
AllianzGI PerformanceFee Managed Futures Strategy Fund Class P	–3.60%
AllianzGI PerformanceFee Managed Futures Strategy Fund R6	–3.60%
ICE BofA Merrill Lynch 3-Month US Treasury Bill Index	0.41%
Lipper Alt Managed Futures	–2.99%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 5.49% for Institutional Class shares, 5.54% for Class P shares and 5.44% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.94% for Institutional Class shares, 0.99% for Class P shares and 0.89% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Asset Allocation (as of March 31, 2018 )

U.S. Treasury Obligations	83.7%
Exchange-Traded Funds	1.0%
Cash & Equivalents — Net	15.3%

Semiannual Report	| March 31, 2018	85

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AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (12/18/17)*	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$964.00	$964.00	$964.00
Expenses Paid During Period	$0.53	$0.44	$0.25

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,023.98	$1,024.18	$1,024.48
Expenses Paid During Period	$0.96	$0.76	$0.45

* The Fund commenced operations on December 18, 2017. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning October 1, 2017. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,013.57 and $0.54, respectively, for Class P; $1,013.69 and $0.43, respectively, for Institutional Class; $1,013.86 and $0.26, respectively, for Class R6.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.19% for Class P, 0.15% for Institutional Class and 0.09% for Class R6), multiplied by the average account value over the period, multiplied by 103/365 for the Actual expense example and 182/365 for the Hypothetical expense example. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

86	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund

From inception on December 18, 2017 through March 31, 2018, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the period from inception on December 18, 2017 through March 31, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Equity Fund (the “Fund”) returned -2.40%, underperforming the S&P 500 Index (the “benchmark”), which returned -1.32%.

Market Review

The Fund underperformed in the first quarter, as equity markets underwent an abrupt shift from a smooth to a sharply whipsawing environment. It was a challenging quarter for the strategy’s option portfolio, as the severity and speed of equity index moves, combined with a very low starting level of implied volatility and a relatively muted volatility increase, brought about a performance lag.

The benchmark had been coming off 15 consecutive months of gains, including a 5.7% rally in January. At the equity market’s peak on January 26th, the Chicago Board Options Exchange Volatility Index (“VIX”), a fear gauge that measures the implied volatility of at-the-money benchmark options, stood at 11, far below its historical average. This is the volatility environment in which the Fund’s option positions had been built.

Then came the week of February 5th; on this day alone, the benchmark fell 4.1%, while the VIX rose from 17 to 38. This 115% increase was easily the largest one-day percentage move in more than 30 years, and headlines emerged about short-volatility strategies that had collapsed outright. Over the course of the week, from the high of February 2nd to the low of February 9th, the benchmark dropped 10.2%.

Portfolio Review

In response to the market correction, we implemented our restructuring methodology per our risk controls. We restructured all of the option portfolio’s range-bound spreads, lowering the break-evens of our statistical zones by 12%-14% from their original levels. At the same time, the surge in volatility enabled us to harvest gains from our hedging positions—long benchmark puts and long VIX calls—as well as from many of our directional spreads. These gains were not enough to fully offset the restructuring costs, but our first order of business, moving all our strikes out of the way of the market’s descent, was accomplished.

The VIX’s record-setting surge on February 5th belied the implied volatility environment that followed. One week later, the VIX had declined below 20, and three weeks later it stood at 15—remarkably low levels given how violently the equity market had been fluctuating.

For the Fund’s option portfolio, this type of subdued volatility response (a) increases restructuring costs, in that the lower the VIX at time of restructuring, the higher the realized expense; (b) decreases statistical safety, in that strike distances on new range-bound spreads are tighter and less equipped to accommodate incremental equity-index declines; and (c) slows the performance recovery, in that the lower the VIX when new range-bound spreads are built, the less premium collected on short options, thereby extending the time it would take for underperformance to be recouped.

But as always, we must work with the market conditions we have, regardless of how the VIX may have behaved in the past. While the VIX may not be as high as it was in prior corrections, it is still quite an improvement over the exceptionally low levels of 2017.

Outlook

Looking ahead, we are quite mindful of the speed of the equity market. The magnitude of February’s correction was reasonably typical, but lately the market’s rate of descent, especially in the final hours of a trading day, has been noteworthy.

The timing and extent of the Fund’s relative performance recovery depends on several factors. The first is whether additional option restructuring will be necessary. While the market moves have continued to be large, the incremental spreads we have been building are certainly wider and more resilient than what we had been able to construct prior to February. Even if not as high as in the past, a VIX at 20 is better than a VIX at 11.

The second factor is how high the VIX can remain, and for how long. In addition to statistical safety, a higher VIX enables premium collection well above the option portfolio’s typical run rate, which can be a powerful accelerator for a rebound in excess returns. We would like the VIX as high as possible, but again, even a VIX at 20 is better than a VIX at 11. This is especially the case if it can remain elevated for a multi-month period.

Finally, the increase in market volatility afforded us the opportunity to add a number of compelling directional spread positions that could boost outperformance depending on the market’s path from here. If large equity-index moves continue, we could realize incremental excess profitability from directional put spreads, directional call spreads, or perhaps both.

While we never want to underperform, we are pleased that the Fund’s option portfolio was able to limit the damage from this most recent market storm. We are acutely focused on a performance recovery in the second quarter, but in the meantime, we believe the first quarter was a clear demonstration of the Fund’s rigorous risk management tools, its essential combination of short and long volatility, and the strength of the option strategy overall.

Semiannual Report	| March 31, 2018	87

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Cumulative Total Return for the period ended March 31, 2018

Since Inception†
AllianzGI PerformanceFee Structured US Equity Fund Institutional Class	–2.40%
AllianzGI PerformanceFee Structured US Equity Fund Class P	–2.40%
AllianzGI PerformanceFee Structured US Equity Fund R6	–2.40%
S&P 500 Index	–1.32%
Lipper Large-Cap Core Funds	–1.01%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 4.07% for Institutional Class shares, 4.12% for Class P shares and 4.02% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.65% for Institutional Class shares, 0.65% for Class P shares and 0.65% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Asset Allocation (as of March 31, 2018)

Exchange-Traded Funds	99.3%
Cash & Equivalents — Net	0.7%

88	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (12/18/17)*	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$976.00	$976.00	$976.00
Expenses Paid During Period	$0.06	$0.20	$0.06

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,024.83	$1,024.58	$1,024.83
Expenses Paid During Period	$0.10	$0.35	$0.10

* The Fund commenced operations on December 18, 2017. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning October 1, 2017. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,014.05 and $0.06, respectively, for Class P; $1,013.91 and $0.20, respectively, for Institutional Class; $1,014.05 and $0.06, respectively, for Class R6.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.02% for Class P ,0.07% for Institutional Class and 0.02% for Class R6), multiplied by the average account value over the period, multiplied by 103/365 for the Actual expense example and 182/365 for the Hypothetical expense example. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2018	89

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund

From inception on December 18, 2017 through March 31, 2018, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the period from inception on December 18, 2017 through March 31, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Fixed Income Fund (the “Fund”) returned -1.80%, underperforming the Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned -1.39%.

Market Overview

The Fund underperformed in the first quarter, as equity markets underwent an abrupt shift from a smooth to a sharply whipsawing environment. It was a challenging quarter for the strategy’s option portfolio, as the severity and speed of equity index moves, combined with a very low starting level of implied volatility and a relatively muted volatility increase, brought about a performance lag.

The S&P 500 had been coming off 15 consecutive months of gains, including a 5.7% rally in January. At the equity market’s peak on January 26th, the Chicago Board Options Exchange Volatility Index (“VIX”), a fear gauge that measures the implied volatility of at-the-money S&P 500 options, stood at 11, far below its historical average. This is the volatility environment in which the Fund’s option positions had been built.

Then came the week of February 5th; on this day alone, the S&P 500 fell 4.1%, while the VIX rose from 17 to 38. This 115% increase was easily the largest one-day percentage move in more than 30 years, and headlines emerged about short-volatility strategies that had collapsed outright. Over the course of the week, from the high of February 2nd to the low of February 9th, the S&P 500 dropped 10.2%.

Portfolio Review

In response to the market correction, we implemented our restructuring methodology per our risk controls. We restructured all of the option portfolio’s range-bound spreads, lowering the break-evens of our statistical zones by 12%-14% from their original levels. At the same time, the surge in volatility enabled us to harvest gains from our hedging positions—long S&P 500 puts and long VIX calls—as well as from many of our directional spreads. These gains were not enough to fully offset the restructuring costs, but our first order of business, moving all our strikes out of the way of the market’s descent, was accomplished.

The VIX’s record-setting surge on February 5th belied the implied volatility environment that followed. One week later, the VIX had declined below 20, and three weeks later it stood at 15—remarkably low levels given how violently the equity market had been fluctuating.

For the Fund’s option portfolio, this type of subdued volatility response (a) increases restructuring costs, in that the lower the VIX at time of restructuring, the higher the realized expense; (b) decreases statistical safety, in that strike distances on new range-bound spreads are tighter and less equipped to accommodate incremental equity-index declines; and (c) slows the performance recovery, in that the lower the VIX when new range-bound spreads are built, the less premium collected on short options, thereby extending the time it would take for underperformance to be recouped.

But as always, we must work with the market conditions we have, regardless of how the VIX may have behaved in the past. While the VIX may not be as high as it was in prior corrections, it is still quite an improvement over the exceptionally low levels of 2017.

Outlook

Looking ahead, we are quite mindful of the speed of the equity market. The magnitude of February’s correction was reasonably typical, but lately the market’s rate of descent, especially in the final hours of a trading day, has been noteworthy.

The timing and extent of the Fund’s relative performance recovery depends on several factors. The first is whether additional option restructuring will be necessary. While the market moves have continued to be large, the incremental spreads we have been building are certainly wider and more resilient than what we had been able to construct prior to February. Even if not as high as in the past, a VIX at 20 is better than a VIX at 11.

The second factor is how high the VIX can remain, and for how long. In addition to statistical safety, a higher VIX enables premium collection well above the option portfolio’s typical run rate, which can be a powerful accelerator for a rebound in excess returns. We would like the VIX as high as possible, but again, even a VIX at 20 is better than a VIX at 11. This is especially the case if it can remain elevated for a multi-month period.

Finally, the increase in market volatility afforded us the opportunity to add a number of compelling directional spread positions that could boost outperformance depending on the market’s path from here. If large equity-index moves continue, we could realize incremental excess profitability from directional put spreads, directional call spreads, or perhaps both.

While we never want to underperform, we are pleased that the Fund’s option portfolio was able to limit the damage from this most recent market storm. We are acutely focused on a performance recovery in the second quarter, but in the meantime, we believe the first quarter was a clear demonstration of the Fund’s rigorous risk management tools, its essential combination of short and long volatility, and the strength of the option strategy overall.

90	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund (cont’d)

Cumulative Total Return for the period ended March 31, 2018

Since Inception†
AllianzGI PerformanceFee Structured US Fixed Income Fund Institutional Class	–1.80%
AllianzGI PerformanceFee Structured US Fixed Income Fund Class P	–1.80%
AllianzGI PerformanceFee Structured US Fixed Income Fund R6	–1.80%
Bloomberg Barclays US Aggregate Bond Index	–1.39%
Lipper General Bond Fund Average	–1.09%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 3.77% for Institutional Class shares, 3.82% for Class P shares and 3.72% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.35% for Institutional Class shares, 0.35% for Class P shares and 0.35% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Asset Allocation (as of March 31, 2018)

Exchange-Traded Funds	99.8%
Cash & Equivalents — Net	0.2%

Semiannual Report	| March 31, 2018	91

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (12/18/17)*	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$982.00	$982.00	$982.00
Expenses Paid During Period	$0.01	$0.01	$0.01

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,024.92	$1,024.92	$1,024.92
Expenses Paid During Period	$0.02	$0.02	$0.02

* The Fund commenced operations on December 18, 2017. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning October 1, 2017. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,014.10 and $0.01, respectively, for Class P; $1,014.10 and $0.01, respectively, for Institutional Class; $1,014.10 and $0.01, respectively, for Class R6.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (less than 0.005% for Class P, less than 0.005% for Institutional Class and less than 0.005% for Class R6), multiplied by the average account value over the period, multiplied by 103/365 for the Actual expense example and 182/365 for the Hypothetical expense example. These expenses do not include the expenses of the investment companies in which the Fund invest, which are indirectly borne by Fund shareholders.

92	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Real Estate Debt Fund

From inception on December 27, 2017 through March 31, 2018, as provided by Malie Conway and Jonathan Yip, CFA, Co-Lead Portfolio Managers.

Fund Insights

For the period from inception on December 27, 2017 through March 31, 2018, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Real Estate Debt Fund (the “Fund”) returned 0.31%, underperforming the ICE BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark”), which returned 0.35%.

Market Overview

The reporting period was marked with bouts of volatility primarily due to geopolitics and the theme of flattening global yield curves. The eventual passage of the Tax Cuts and Jobs Act in late December fuelled a rally into the early 1st quarter of 2018. However, the optimism came to an abrupt halt in February when higher than expected wage and inflation data led to fears of a more aggressive interest rate hiking policy by the US Federal Reserve. Market volatility surged again in the latter half of March as the equity market priced in the potential impact of a trade war resulting from President Donald Trump’s rhetoric on the imposition of tariffs.

The fundamentals of the US residential market remain strong as home prices continue to rise, inventories remain low and homebuilder confidence remains near its highest levels in the last 30 years. While housing starts have moved higher recently, they remain very low versus historical levels. Similarly, commercial real estate continues to show solid and fairly stable trends with institutional investor demand for real estate expected to remain strong in 2018. While commercial real estate mortgage delinquencies are gradually trending higher with loan seasoning, the overall rate remains low.

In Europe, macroeconomic trends are also supportive of the commercial and residential mortgage markets. During the period, S&P upgraded Spain’s sovereign rating to A-, which should result in a higher rating ceiling for Spanish residential mortgage backed securities up to AAA. This should continue to be a positive story for the sector. Meanwhile, the European commercial mortgage-backed securities market may start to see more momentum in issuance as primary market issuance economics now appear more compelling.

Within the investment grade credit markets, securitized products outperformed corporates, and are attractively positioned going forward.

Portfolio Review

Despite the rise in yields, the Fund performed in line with expectations by strategically having a majority of its investments in floating rate notes whose coupons reset periodically and are tied to LIBOR. During the quarter, 3-month LIBOR increased from 1.69% at the end of December 31, 2017 to 2.31% at the end of the quarter. Fixed rate notes represented an additional 32.3% with the residual in cash and cash equivalents.

Geographic exposure continues to be more weighted toward USD denominated holdings versus EUR and GBP due to more compelling valuations as well as a more robust deal flow in the US commercial and residential real estate holdings in the United States continue to exhibit solid fundamentals. In Europe, we are more focused on residential mortgage-backed securities which offer compelling risk-adjusted returns for short dated floating rate notes while supply in commercial real estate mortgage backed securities remain fairly limited and concentrated in certain jurisdictions such as Italy, which are less preferable.

While we continue to have exposure across the capital structure, we have generally preferred being more weighted in higher rated securities due to the flatter credit curve, which made valuations for subordinated lower-rated tranches less attractive. In terms of sector allocation, we continue to favor office and industrial sectors while we are more selective in the hotel space. We remain cautious on retail property investments particularly in the United States where the sector continues to face challenges from growing e-commerce sector.

Outlook

From a fundamental perspective, the macroeconomic environment continues to be supportive of real estate-related securitized products. Commercial real estate fundamentals appear healthy with stable occupancies, rent growth and steady capital investment flow while overall construction has remained relatively limited. Capitalization rates have also been steady and we believe will remain fairly stable despite expectations for higher rates given the significant cushion between capitalization rates and treasury rates. That said, we are extremely cautious on the retail sector where delinquencies are higher due to the secular shift towards online shopping.

Meanwhile, the US housing market is also seeing positive trends supported by solid and growing demand for housing while inventory levels remain at historic tights putting continued upward pressure on home prices. In addition to a supportive supply/demand balance, we also believe credit standards remain conservative and as a result, the credit environment for housing is healthy.

Despite the increase in interest rate volatility in the first quarter of 2018, we believe that the Fund should continue to provide stable carry and low volatility given its high exposure to floating rate securities and low duration profile. Furthermore, valuations along with the risk-reward profile of the securitized asset class continue to look attractive against other short-duration investment-grade fixed income products.

Semiannual Report	| March 31, 2018	93

Unaudited

AllianzGI Real Estate Debt Fund (cont’d)

Cumulative Total Return for the period ended March 31, 2018

Since Inception†
AllianzGI Real Estate Debt Fund Class P	0.28%
AllianzGI Real Estate Debt Fund Institutional Class	0.31%
ICE BofA Merrill Lynch 3-Month US Treasury Bill Index	0.35%
Lipper Global Real Estate Fund Average	–3.58%

† The Fund began operations on December 27, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 3.55 % for Class P shares and 3.45% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 0.68% for Class P shares and 0.58% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Asset Allocation (as of March 31, 2018)

Mortgage-Backed Securities	77.0%
Corporate Bonds & Notes	10.0%
U.S. Government Agency Securities	2.9%
Asset-Backed Securities	2.0%
Cash & Equivalents — Net	8.1%

Credit Ratings* (as of March 31, 2018)

* Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are derived from a weighted average credit rating based on ratings assigned by Fitch, Moody’s, Kroll, Morningstar, DBRS or S&P. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

94	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Real Estate Debt Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class
Beginning Account Value (12/27/17)*	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,002.80	$1,003.10
Expenses Paid During Period	$1.75	$1.50

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,021.54	$1,022.04
Expenses Paid During Period	$3.43	$2.92

* The Fund commenced operations on December 27, 2017. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning October 31, 2017. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,011.13 and $1.76, respectively, for Class P and $1,011.38 and $1.50, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.68% for Class P and 0.58% for Institutional Class), multiplied by the average account value over the period, multiplied by 94/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

Semiannual Report	| March 31, 2018	95

Unaudited

AllianzGI Short Duration High Income Fund

For the period of October 1, 2017, through March 31, 2018, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 0.43%, outperforming the ICE BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (the “benchmark”), which returned -0.21%.

Market Overview

The broad high-yield bond market advanced alongside stocks in the first half of the reporting period. Over the remainder of the period, the asset class contended with a surge in equity market volatility and interest rate volatility.

High-yield bonds weathered the equity volatility better than stocks, providing greater downside protection during the stock market correction.

The 10-year US Treasury yield climbed from 2.33% to 2.94%, before closing the period at 2.74%. Long-duration fixed income was adversely impacted whereas high-yield spreads provided some cushion to absorb the move. The high-yield market’s reduced interest-rate sensitivity provided portfolio diversification benefits as Treasuries and investment-grade bonds underperformed on a relative basis.

Credit trends continued to improve with most high-yield issuers reporting better-than-expected financial results and positive outlooks. Managements cited strengthening fundamentals, increasing demand, a more favorable regulatory environment and tax reform benefits. This promising fundamental backdrop helped to buoy the market.

On balance, major US economic reports were healthy and supported the operating environment for high-yield bond issuers.

The US Federal Reserve (the “Fed”) increased its benchmark interest rate by 25 basis points twice over the last six months, once in December and once in March, to settle at a range of 1.50% to 1.75%. The Fed’s decision and commentary minimally influenced convertible bonds.

Finally, fear of a global trade war potentially disrupting global growth and higher inflation weighed on investor sentiment in the second half of the reporting period, but had less impact on the high-yield bond market.

Against this backdrop and with respect to the broader high-yield market, CCC-rated bonds returned 1.10%, significantly outperforming the -0.09% and -1.31% returns for B-rated and BB-rated bonds, respectively. CCC-rated bonds rallied with stocks, but did not surrender gains in the subsequent equity market sell-off. Strength in the riskiest, most distressed credits was partially attributable to continued demand by yield-motivated investors. BB-rated issues, which have lower yields and tighter spreads, were influenced by the move higher in Treasury yields.

Portfolio Review

The Fund delivered outperformance and displayed much less volatility relative to fixed income alternatives. While some risk assets and liquid fixed income asset classes finished with losses for the reporting period, the Fund ended with a gain.

Industries that contributed meaningfully to performance in the period included issues in chemicals, healthcare, metals/mining excluding steel followed by retail and insurance. Conversely, capital goods, telecommunications, basic industry & real estate and trucking & delivery detracted from the Fund’s performance.

The majority of positions added to the portfolio over the period were well-seasoned bonds sourced in the secondary market. Several issues were called, tendered or received a make-whole premium over the period.

Outlook

Volatility returned after being absent for more than a year. However, we believe the US economy is healthy, consumer and business confidence levels are elevated, and corporate profits are estimated to grow significantly in 2018.

Despite a more volatile backdrop, high-yield bond performance expectations should not deviate from their historical return profile of delivering a compelling total return with less volatility than stocks and providing fixed-income diversification benefits in rising interest rate environments compared to US Treasuries and investment-grade corporate bonds.

96	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	0.43%	2.66%	3.63%	4.82%
AllianzGI Short Duration High Income Fund Class A (adjusted)	–1.83%	0.35%	3.16%	4.46%
AllianzGI Short Duration High Income Fund Class C	0.31%	2.44%	3.36%	4.49%
AllianzGI Short Duration High Income Fund Class C (adjusted)	–0.67%	1.46%	3.36%	4.49%
AllianzGI Short Duration High Income Fund Class P	0.53%	2.93%	3.84%	5.02%
AllianzGI Short Duration High Income Fund Institutional Class	0.57%	2.99%	3.91%	5.11%
AllianzGI Short Duration High Income Fund R6	0.63%	3.06%	3.94%	5.13%
ICE BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	–0.21%	2.37%	3.76%	5.32%
Lipper High Yield Funds Average	–0.41%	3.25%	3.86%	6.49%

* Cumulative return

† The Fund began operations on October 3, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 0.89% for Class A shares, 1.12% for Class C shares, 0.63% for Class P shares, 0.59% for Institutional Class shares and 0.56% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Industry Allocation (as of March 31, 2018)

Retail	9.8%
Telecommunications	8.9%
Home Builders	8.6%
Commercial Services	5.6%
Media	5.6%
Healthcare-Services	5.3%
Miscellaneous Manufacturing	5.2%
Special Retail	5.1%
Other	41.1%
Cash & Equivalents — Net	4.8%

Semiannual Report	| March 31, 2018	97

S&P Ratings* (as of March 31, 2018)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,004.30	$1,003.10	$1,005.30	$1,005.70	$1,006.30
Expenses Paid During Period	$4.35	$5.59	$3.25	$2.95	$2.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,020.59	$1,019.35	$1,021.69	$1,021.99	$1,022.14
Expenses Paid During Period	$4.38	$5.64	$3.28	$2.97	$2.82

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.87% for Class A, 1.12% for Class C, 0.65% for Class P, 0.59% for Institutional Class and 0.56% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

98	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Structured Return Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares at net asset value (“NAV”) of the AllianzGI Structured Return Fund (the “Fund”) returned -1.56%, underperforming the ICE BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark”), which returned 0.64%.

Market Overview

The Fund declined in the period from October 1, 2017 through March 31, 2018, as markets underwent an abrupt shift from a smooth to a sharply whipsawing environment.

The S&P 500 index surged 6.64% in the fourth quarter of 2017, finishing the year with a 21.83% return. Still, 2017’s most relevant market driver from the Fund’s perspective was not equity appreciation, but rather low volatility. Consistent equity growth over a given year has happened before, for example in 1995, but the volatility environment we experienced in 2017 was unprecedented.

Thus, heading into the first quarter of 2018, the S&P 500 had been coming off 15 consecutive months of gains, including a 5.7% rally in January. At the equity market’s peak on January 26th, the Chicago Board Options Exchange Volatility Index (“VIX”), a fear gauge that measures the implied volatility of at-the-money S&P 500 options, stood at 11, far below its historical average.

Then, from January 26th through February 9th the S&P 500 Index declined more than 11%, triggering a comprehensive restructuring of our range-bound spreads, per our risk controls. The severity and speed of equity index moves, combined with a very low starting level of implied volatility and a relatively muted volatility increase, brought about negative excess returns in the first quarter.

Portfolio Review

In the fourth quarter of 2017, the persistently benign market conditions hurt our ability to collect higher premiums from our range-bound spreads, and also hindered our ability to profit much from directional spreads. However, on the positive side, we were able to hit all our range-bound profit zones.

The environment in 2018 was markedly different. In response to February’s market correction, we implemented our restructuring methodology per the Fund’s risk controls. We restructured all of the Fund’s range-bound spreads, lowering the break-evens of our statistical zones from their original levels. At the same time, the surge in volatility enabled us to harvest gains from our hedging positions — long S&P 500 puts and 8%-12% long VIX calls — as well as from many of our directional spreads. These gains were not enough to fully offset the restructuring costs, but our first order of business, moving all our strikes out of the way of the market’s descent, was accomplished.

The VIX’s record-setting surge on February 5th belied the implied volatility environment that followed. One week later, the VIX had declined below 20, and three weeks later it stood at 15 — remarkably low levels given how violently the market had been fluctuating.

But as always, we must work with the market conditions we have, regardless of how the VIX may have behaved in the past. While the VIX may not be as high as it was in prior corrections, it is still quite an improvement over the exceptionally low levels of 2017.

Outlook

Looking ahead, we are quite mindful of the speed of the market. The magnitude of February’s correction was reasonably typical, but lately the market’s rate of descent, especially in the final hours of a trading day, has been noteworthy.

The timing and extent of the Fund’s performance recovery depends on several factors. The first is whether additional restructuring will be necessary. While the market moves have continued to be large, the incremental spreads we have been building are certainly wider and more resilient than what we had been able to construct prior to February. Even if not as high as in the past, a VIX at 20 is better than a VIX at 11.

The second factor is how high the VIX can remain, and for how long. In addition to statistical safety, a higher VIX enables premium collection well above the portfolio’s typical run rate, which can be a powerful accelerator of a performance rebound. We would like the VIX as high as possible, but again, even a VIX at 20 is better than a VIX at 11. This is especially the case if it can remain elevated for a multi-month period.

Finally, the increase in market volatility afforded us the opportunity to add a number of compelling directional spread positions that could boost performance depending on the market’s path from here. If large S&P 500 Index moves continue, we could realize incremental profitability from directional put spreads, directional call spreads, or perhaps both.

While we never want to deliver negative performance to investors, we are pleased that the Fund was able to limit the damage from this most recent market storm. We are acutely focused on a performance recovery, but in the meantime, we believe this period was a clear demonstration of the Fund’s rigorous risk management tools, its essential combination of short and long volatility, and the strength of the strategy overall.

Semiannual Report	| March 31, 2018	99

Unaudited

AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Structured Return Fund Class A	–1.56%	1.30%	3.72%	3.81%
AllianzGI Structured Return Fund Class A (adjusted)	–6.98%	–4.27%	2.55%	2.71%
AllianzGI Structured Return Fund Class C	–1.93%	0.50%	2.93%	3.02%
AllianzGI Structured Return Fund Class C (adjusted)	–2.88%	–0.48%	2.93%	3.02%
AllianzGI Structured Return Fund Class P	–1.40%	1.53%	3.90%	3.99%
AllianzGI Structured Return Fund Institutional Class	–1.43%	1.60%	3.98%	4.07%
AllianzGI Structured Return Fund R6	–1.37%	1.62%	4.08%	4.17%
ICE BofA Merrill Lynch 3-Month US Treasury Bill Index	0.64%	1.11%	0.34%	0.32%
Lipper Absolute Return Funds Average	0.79%	2.94%	2.31%	2.63%

* Cumulative return

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.96% for Class C shares, 0.92% for Class P shares, 0.96% for Institutional Class shares and 0.85% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.07% for Class A shares, 1.86% for Class C shares, 0.86% for Class P shares, 0.78% for Institutional Class shares and 0.76% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

Cumulative Returns Through March 31, 2018

Asset Allocation (as of March 31, 2018 )

Exchange-Traded Funds	89.7%
Cash & Equivalents — Net	10.3%

100	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$984.40	$980.70	$986.00	$985.70	$986.30
Expenses Paid During Period	$4.85	$8.79	$3.81	$3.42	$3.32

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,020.04	$1,016.06	$1,021.09	$1,021.49	$1,021.59
Expenses Paid During Period	$4.94	$8.95	$3.88	$3.48	$3.38

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.98% for Class A, 1.78% for Class C, 0.77% for Class P, 0.69% for Institutional Class and 0.67% for Class R6), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2018	101

Unaudited

AllianzGI U.S. Equity Hedged Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2018, Class A shares of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned 0.37%, underperforming the S&P 500 Index (the “benchmark”), which returned 5.84%.

Market Overview

The Fund lagged the benchmark from October 1, 2017 through March 31, 2018, as markets underwent an abrupt shift from a smooth to a sharply whipsawing environment.

The benchmark surged 6.64% in the fourth quarter of 2017, finishing the year with a 21.83% return. The Fund was largely able to keep pace with the rising equity market throughout 2017.

Then, from January 26th through February 9th, the benchmark declined more than 11%. A few weeks later, on February 26th, the benchmark climbed nearly 8% from its lows. In March, the benchmark remained volatile, and once again retested its February lows. The severity and speed of the equity index moves throughout the quarter, combined with a very low starting level of implied volatility and a relatively muted volatility increase, were challenging for the Fund in the first quarter.

Portfolio Review

In the fourth quarter of 2017, the Fund was able to preserve much of the upside potential of the underlying passive equity portfolio in the rising equity market environment. The Chicago Board Options Exchange Volatility Index (“VIX”) averaged just 10.3 for the quarter and 11.1 for the year. When the VIX is low, our call strikes are written closer to the money, with less statistical safety to accommodate rapidly rising equity markets. The quarterly and annual VIX averages were the lowest levels observed over their respective periods since the index’s inception. Nevertheless, our dynamic approach of using a duration mismatch between our short calls and long puts enabled the Fund to largely keep pace with the rising equity market in the fourth quarter.

The environment in 2018 was markedly different. In the first week of February, the benchmark declined over 10%, marking the first equity market correction in two years. The Fund’s long put positions, laddered into the portfolio with a one-year duration at position inception, helped cushion the portfolio against the equity market decline. If the benchmark continued to fall over subsequent days and weeks, these long put positions would have been able to further benefit the portfolio.

A few weeks later, the benchmark rebounded, causing us to incur some losses on some of our short calls. These shorter-duration positions, designed to help offset the cost of our hedging, were written in a low VIX environment, and were therefore unable to accommodate the rapid equity market ascent. For the month of February, Class A Shares of the Fund returned -4.87%, while the benchmark returned -3.69%.

March was a similarly challenging month, as the benchmark continued to vacillate, reaching some of the strikes of our short calls, while the VIX remained relatively muted. The VIX remained in the high-teens throughout most of the month, despite intra-day benchmark movements of up to 3.5%.

Outlook

Looking ahead, the Fund is well positioned to help smooth potential future equity market volatility, while continually mitigating downside risk. Additionally, as demonstrated throughout 2017, the Fund is able to meaningfully participate in the upside in a steadily rising equity market environment.

Until the markets undergo a longer-lasting, more significant period of decline, the Fund will not have an opportunity to demonstrate the full scope of its benefit. Regardless of the future market environment, the Fund has shown it can provide capital appreciation and a reassuring risk profile.

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	0.37%	5.28%	5.61%	6.31%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	–5.15%	–0.51%	4.42%	5.18%
AllianzGI U.S. Equity Hedged Fund Class C	–0.01%	4.46%	4.84%	5.53%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	–0.99%	3.46%	4.84%	5.53%
AllianzGI U.S. Equity Hedged Fund Class P	0.46%	5.42%	5.77%	6.47%
AllianzGI U.S. Equity Hedged Fund Institutional Class	0.52%	5.52%	5.89%	6.58%
S&P 500 Index	5.84%	13.99%	13.31%	14.90%
Lipper Alternative Long/Short Equity Fund Average	1.92%	5.92%	5.20%	6.28%

* Cumulative return

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 8.34% for Class A shares, 6.66% for Class C shares, 5.67% for Class P shares and 5.20% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.08% for Class C shares, 1.18% for Class P shares and 1.08% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

102	March 31, 2018 |	Semiannual Report

Unaudited

AllianzGI U.S. Equity Hedged Fund (cont’d)

Cumulative Returns Through March 31, 2018

Asset Allocation (as of March 31, 2018 )

Exchange-Traded Funds	96.4%
Cash & Equivalents — Net	3.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,003.70	$999.90	$1,004.60	$1,005.20
Expenses Paid During Period	$6.24	$9.97	$5.50	$5.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,018.70	$1,014.96	$1,019.45	$1,019.95
Expenses Paid During Period	$6.29	$10.05	$5.54	$5.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2018	103

Unaudited

AllianzGI Ultra Micro Cap Fund

For the period of October 1, 2017 through March 31, 2018, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2018, Class A Shares at net asset value (“NAV”) of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned -0.89%, underperforming the Russell Microcap Growth Index (the “benchmark”), which returned 1.93%.

Market Overview

US equities rallied strongly through the first four months of the period as sentiment was buoyed by better-than-expected corporate earnings and optimism that $1.5 trillion of tax cuts would further lift profits. However, rising bond yields and signs of a pick-up in wage growth led to a sharp correction in February. While stocks subsequently recovered some of these losses, escalating fears of a global trade war following the Trump administration’s decision to impose tariffs on Chinese imports caused a further sell-off in late March.

Against this backdrop, the Russell Microcap Index returned 2.49% and underperformed the Russell 2000 Index, which returned 3.25%. Within the microcap universe, growth-oriented stocks trailed value-oriented stocks. Specific to the Russell Microcap Growth Index, sector performance was mostly positive. Consumer staples, financials, and materials were the strongest performing sectors. In contrast, the real estate sector had the weakest performance, followed by utilities and energy.

Portfolio Review

The Fund underperformed its benchmark over the reporting period. From an attribution perspective, security selection drove relative underperformance whereas asset weighting effects had a slightly negative impact. Stock picking detracted from the healthcare, materials and consumer staples sectors. Conversely, security selection in the information technology, consumer discretionary and telecommunications sectors was beneficial and partially offsetting. Separately, an underweight in real estate helped returns but was balanced by an overweight in industrials that tempered performance.

A top contributor, Axogen Inc. provides solutions that measures nerve function and repairs damaged peripheral nerves. Shares rallied on better-than-expected revenue growth and management guidance. The largest absolute detractor was Impinj Inc., which supplies radio frequency identification systems to enhance inventory management. The stock fell after the company posted earnings forecasts below consensus due to pricing pressure from competition.

Outlook

Although 2018 kicked off with elevated levels of volatility, we still expect the economy to expand at a moderate pace. The overall fundamentals still point toward future growth. However, the Trump administration’s aggressive focus on protectionist policies can weaken long-term productivity and negatively impact specific industries. We will continue to closely monitor the situation.

The US Federal Reserve meeting in March 2018 confirmed that the central bank will continue on a path towards monetary policy normalization, with a steady projected 2 to 3 additional rate hikes for 2018. This is supported by the Fed’s outlook for continued positive economic growth and inflation gliding towards the 2% target. Overall, we welcome the return to a more normalized rate environment, which should encourage price discovery based on company fundamentals and can be favorable for active management.

While small-cap equity absolute valuations currently trade at the higher end of historical ranges, relative valuations remain attractive against larger-cap equities. In addition, small-cap equities continue to exhibit stronger growth potential. These factors should support small-cap returns going forward.

Average Annual Total Return for the period ended March 31, 2018

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Ultra Micro Cap FundClass A	–0.89%	9.83%	8.25%	12.44%	11.39%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	–6.34%	3.78%	7.03%	11.80%	10.77%
AllianzGI Ultra Micro Cap Fund Class P	–0.68%	10.23%	8.55%	12.73%	11.68%
AllianzGI Ultra Micro Cap Fund Institutional Class	–0.72%	10.17%	8.50%	12.78%	11.72%
Russell Microcap Growth Index	1.93%	14.79%	10.91%	9.35%	8.46%
Lipper Small-Cap Growth Funds Average	8.60%	19.98%	12.00%	10.33%	9.61%

* Cumulative return

† The Fund began operations on January 28, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.40% for Class A shares, 2.07% for Class P shares and 2.12% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2019. The Fund’s expense ratios net of this reduction are 2.01% for Class A share, 1.72% for Class P shares, and 1.69% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2018.

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Unaudited

AllianzGI Ultra Micro Cap Fund (cont’d)

Cumulative Returns Through March 31, 2018

Industry Allocation (as of March 31, 2018 )

Biotechnology	13.0%
Healthcare Equipment & Supplies	10.9%
Banks	9.1%
Internet Software & Services	6.0%
Machinery	5.8%
Semiconductors & Semiconductor Equipment	4.7%
Software	4.6%
Pharmaceuticals	4.0%
Other	41.3%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$991.10	$993.20	$992.80
Expenses Paid During Period	$11.02	$9.34	$9.34

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/18)	$1,013.86	$1,015.56	$1,015.56
Expenses Paid During Period	$11.15	$9.45	$9.45

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (2.22% for Class A, 1.88% for Class P and 1.88% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

“Cash & Equivalents—Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

Proxy Voting

The Funds’ Investment Manager has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes), on the Allianz Global Investors Distributors LLC’s website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The

106	March 31, 2018 |	Semiannual Report

Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through March 31, 2018.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Credit ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”), except for AllianzGI Emerging Markets Debt Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global High Yield Fund and AllianzGI Real Estate Debt Fund. AllianzGI Emerging Markets Debt Fund and AllianzGI Global Fundamental Strategy Fund present ratings breakdowns based on Moody’s Investors Service, Inc. (“Moody’s”) ratings. AllianzGI Global High Yield Fund presents ratings breakdowns based on the lowest available rating from S&P, Moody’s or Fitch, Inc. (“Fitch”). Ratings from Moody’s are translated to the S&P equivalent.

AllianzGI Real Estate Debt Fund presents ratings breakdowns based on a weighted average credit rating calculated using ratings assigned by Fitch, Moody’s, Kroll Bond Rating Agency (“Kroll”), Morningstar, DBRS and S&P, as applicable. The weighted average credit rating is translated to the S&P equivalent using a methodology that assigns equal values to equivalent ratings across agencies.

With respect to AllianzGI Emerging Markets Debt Fund and AllianzGI Global Fundamental Strategy Fund, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. With respect to AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund, presentations of credit ratings information in this report use ratings provided by S&P because of, among other reasons, the applicable portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the respective portfolios, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Funds also display S&P credit ratings information in materials provided in client presentations.

With respect to AllianzGI Global High Yield Fund, the presentation of credit ratings information in this report uses the lowest available rating provided by S&P, Moody’s or Fitch to ensure the most conservative presentation of the quality of the portfolio. With respect to AllianzGI Real Estate Debt Fund, the presentation of credit ratings information in this report uses ratings provided by Fitch, Moody’s, Kroll, Morningstar, DBRS and S&P to ensure that each security in the portfolio has at least one rating from a major credit rating agency. This methodology is intended to narrow the universe of securities that are designated “unrated” and to capture variations in ratings among rating agencies.

Except for the methodologies described above for AllianzGI Global High Yield Fund and AllianzGI Real Estate Debt Fund, securities not rated by Moody’s or S&P, or securities that do not have a rating available from Moody’s or S&P are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s, S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes).

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Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark	The AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark each represents the performance of a custom blended index developed by AllianzGI U.S., it is comprised of three underlying indices: MSCI USA Index, MSCI ACWI ex USA Index and Bloomberg Barclays US Aggregate Bond Index. The strategic weights to these indices reflect the glidepath which starts with a 93% weight to the Equity Indices, becoming more conservative to end 5 years past the target retirement date with 30% weight to the equity indices.

AllianzGI Multi Asset Income Strategic Benchmark	The AllianzGI Multi Asset Income Strategic Benchmark represents the performance of a custom blended index developed by the Adviser it is comprised of three underlying indices: 20% MSCI USA Index, 10% MSCI ACWI ex USA Index and 70% Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Global Aggregate Bond Index	The Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the investment grade fixed-rate debt markets.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.

Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index	The Bloomberg Barclays US Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented.

Bloomberg Barclays US TIPS Index	The Bloomberg Barclays US Treasury US TIPS Index consists of Inflation-Protection securities issued by the US Treasury.

Bloomberg Barclays US Treasury Bills 1-3 Month Index	The Bloomberg Barclays US Treasury Bills 1-3 Month Index includes US Treasury bills with a remaining maturity from 1 up to (but not including) 3 months.

Bloomberg Barclays US Universal Bond Index	The Bloomberg Barclays US Universal Bond Index represents the union of the US Aggregate Index, the US High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Bloomberg Commodity Index	The Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes.

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Index	Description

Dow Jones Sustainability World Total Return Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

Dow Jones US Select REIT Index	The Dow Jones US Select REIT Index intends to measure the performance of publicly traded REITs and REIT-like securities.

ICE BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	The ICE BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of the ICE BofA Merrill Lynch US Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market.

ICE BofA Merrill Lynch 3-Month US Treasury Bill Index	The ICE BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month US Treasury markets.

ICE BofA Merrill Lynch All Convertibles Index	The ICE BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

ICE BofA Merrill Lynch High Yield Master II Index	The ICE BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

ICE BofA Merrill Lynch Global High Yield Constrained Index	The ICE BofA Merrill Lynch Global High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index USD but caps issuer exposure at 2%. The ICE BofA Merrill Lynch Global High Yield Index tracks the performance of below investment grade corporate debt publicly issued in the major domestic or eurobond markets.

JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI-BD)	The JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI-BD) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging market countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM)	The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Variations of the index are available to allow investors to select the most appropriate benchmark for their objectives.

Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055

The Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055 Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

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Unaudited

Benchmark Descriptions (cont’d)

Index	Description
MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI ACWI ex USA Index	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across the Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Small Cap Index	The MSCI Emerging Markets Small Cap Index includes small cap representation across 23 Emerging Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The Small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments.

MSCI Europe Index (Net)	The MSCI Europe Index (Net) captures large and mid cap representation across Developed Markets countries in Europe. The index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

MSCI USA Index	The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the US.

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across 23 of 24 Developed Markets countries (excluding the United States).

MSCI World High Dividend Yield Index	The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. Performance data shown for the index is net of dividend tax withholding.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. It makes up less than 3% of the US equity market.

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Index	Description
S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged index of large capitalization common stocks.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Interbank Offered Rate) Index is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

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Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds (a)—88.8%
AllianzGI Advanced Core Bond	584,061	$8,451,358
AllianzGI Best Styles U.S. Equity (c)	160,013	2,961,843
AllianzGI Emerging Markets Debt (b)	14,088	201,885
AllianzGI Emerging Markets Small-Cap (b)	19,019	345,391
AllianzGI Global Dynamic Allocation (c)	1,569,619	31,109,851
AllianzGI Short Duration High Income (c)	39,212	582,696

Total Mutual Funds (cost—$41,186,019)		43,653,024

Exchange-Traded Funds—4.6%
iShares TIPS Bond	4,604	520,482
iShares U.S. Preferred Stock	4,215	158,316
Vanguard Intermediate-Term Corporate Bond	5,298	449,482
Vanguard Mortgage-Backed Securities	22,171	1,144,024

Total Exchange-Traded Funds (cost—$2,292,684)		2,272,304

	Principal Amount (000s)	Value
Repurchase Agreements—5.9%
State Street Bank and Trust Co.,dated 3/29/18, 0.28%, due 4/2/18, proceeds $2,905,090; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $2,964,324 including accrued interest
(cost—$2,905,000)	$2,905	$2,905,000

Total Investments (cost—$46,383,703)—99.3%		48,830,328

Other assets less liabilities (d)—0.7%		348,823

Net Assets—100.0%		$49,179,151

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year Ultra U.S. Treasury Bond	15	6/20/18		$1,500		$1,948	$32,832
British Pound	3	6/18/18		188		264	1,042
E-mini S&P 500 Index	12	6/15/18		1		1,586	(87,327)
Euro Currency	1	6/18/18		125		154	(834)
Japanese Yen	2	6/18/18		3		236	(855)

							$(55,142)

Short position contracts:
Euro STOXX 50 Index	(4)	6/15/18	EUR	(—	)(f)	$(162)	$485
Euro-Bund 10-Year Bond	(2)	6/7/18		(200)		(393)	(5,392)
FTSE 100 Index	(1)	6/15/18	GBP	(—	)(f)	(98)	349
Mini MSCI Emerging Markets Index	(6)	6/15/18	$	(—	)(f)	(356)	9,196
MSCI EAFE Index	(9)	6/15/18		(—	)(f)	(900)	9,025

							$13,663

							$(41,479)

(e) At March 31, 2018, the Fund pledged $294,432 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

EAFE—Europe, Australasia and Far East

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

112	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds (a)—96.4%
AllianzGI Advanced Core Bond	598,739	$8,663,760
AllianzGI Best Styles U.S. Equity (c)	324,821	6,012,434
AllianzGI Emerging Markets Debt (b)	13,566	194,401
AllianzGI Emerging Markets Small-Cap (b)	20,421	370,846
AllianzGI Global Dynamic Allocation (c)	2,314,065	45,864,777
AllianzGI Short Duration High Income (c)	22,236	330,432

Total Mutual Funds (cost—$57,638,484)		61,436,650

Exchange-Traded Funds—0.5%
iShares TIPS Bond (cost—$324,287)	2,872	324,679

	Principal Amount (000s)	Value
Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $1,288,040; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $1,315,359 including accrued interest
(cost—$1,288,000)	$1,288	$1,288,000

Total Investments (cost—$59,250,771)—98.9%		63,049,329

Other assets less liabilities (d)—1.1%		683,533

Net Assets—100.0%		$63,732,862

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
British Pound	4	6/18/18		$250		$351	$1,389
E-mini Russell 2000 Index	2	6/15/18		—	(f)	153	(7,428)
E-mini S&P 500 Index	25	6/15/18		1		3,304	(181,931)
Euro Currency	1	6/18/18		125		155	(834)
Japanese Yen	3	6/18/18		4		354	(1,283)
Mini MSCI Emerging Markets Index	2	6/15/18		—	(f)	119	(3,075)

							$(193,162)

Short position contracts:
10-Year Ultra U.S. Treasury Bond	(4)	6/20/18		$(400)		$(520)	$(9,601)
Euro STOXX 50 Index	(11)	6/15/18	EUR	(—	)(f)	(444)	1,335
Euro-Bund 10-Year Bond	(1)	6/7/18		(100)		(196)	(2,696)
FTSE 100 Index	(3)	6/15/18	GBP	(—	)(f)	(294)	1,047
SPI 200 Index	(1)	6/21/18	AUD	(—	)(f)	(110)	3,415

							$(6,500)

							$(199,662)

(e) At March 31, 2018, the Fund pledged $687,879 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	113

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds (a)—96.5%
AllianzGI Advanced Core Bond	152,053	$2,200,210
AllianzGI Best Styles Global Equity (c)	395,825	6,681,525
AllianzGI Best Styles U.S. Equity (c)	518,850	9,603,905
AllianzGI Emerging Markets Small-Cap (b)	46,319	841,146
AllianzGI Global Dynamic Allocation (c)	2,626,094	52,049,188

Total Mutual Funds (cost—$66,022,711)		71,375,974

Exchange-Traded Funds—0.5%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$377,648)	3,143	374,771

	Principal Amount (000s)	Value
Repurchase Agreements—1.9%
State Street Bank and Trust Co.,dated 3/29/18, 0.28%, due 4/2/18, proceeds $1,377,043; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $1,405,910 including accrued interest
(cost—$1,377,000)	$1,377	$1,377,000

Total Investments (cost—$67,777,359)—98.9%		73,127,745

Other assets less liabilities (d)—1.1%		792,202

Net Assets—100.0%		$73,919,947

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
British Pound	5	6/18/18		$313		$439	$1,737
E-mini Russell 2000 Index	4	6/15/18		—	(f)	306	(14,857)
E-mini S&P 500 Index	30	6/15/18		2		3,965	(218,318)
Euro Currency	1	6/18/18		125		155	(834)
Japanese Yen	4	6/18/18		5		472	(1,723)

							$(233,995)

Short position contracts:
10-Year Ultra U.S. Treasury Bond	(1)	6/20/18		$(100)		$(130)	$(2,400)
Euro STOXX 50 Index	(24)	6/15/18	EUR	(—	)(f)	(969)	2,913
FTSE 100 Index	(6)	6/15/18	GBP	(—	)(f)	(589)	2,094
SPI 200 Index	(1)	6/21/18	AUD	(—	)(f)	(110)	3,415
TOPIX Index	(1)	6/7/18	JPY	(10)		(161)	(615)

							$5,407

							$(228,588)

(e) At March 31, 2018, the Fund pledged $727,472 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

TOPIX—Tokyo Stock Price Index

114	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds (a)—96.4%
AllianzGI Advanced Core Bond	102,465	$1,482,667
AllianzGI Best Styles Global Equity (c)	1,089,983	18,398,905
AllianzGI Best Styles U.S. Equity (c)	502,674	9,304,493
AllianzGI Emerging Markets Small-Cap (b)	38,066	691,274
AllianzGI Global Dynamic Allocation (c)	1,417,484	28,094,530

Total Mutual Funds (cost—$53,481,783)		57,971,869

Exchange-Traded Funds—0.9%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$553,395)	4,596	548,027

	Principal Amount (000s)	Value
Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $631,020; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $648,148 including accrued interest
(cost—$631,000)	$631	$631,000

Total Investments (cost—$54,666,178)—98.4%		59,150,896

Other assets less liabilities (d)—1.6%		934,382

Net Assets—100.0%		$60,085,278

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
British Pound	4	6/18/18		$250		$352	$1,389
E-mini Russell 2000 Index	6	6/15/18		—	(f)	459	(22,285)
E-mini S&P 500 Index	26	6/15/18		1		3,436	(189,208)
Euro Currency	1	6/18/18		125		155	(834)
Japanese Yen	3	6/18/18		4		354	(1,296)
Mini MSCI Emerging Markets Index	11	6/15/18		1		653	(16,905)

							$(229,139)

Short position contracts:
Euro STOXX 50 Index	(38)	6/15/18	EUR	(—	)(f)	$(1,534)	$4,613
FTSE 100 Index	(9)	6/15/18	GBP	(—	)(f)	(883)	3,141
SPI 200 Index	(2)	6/21/18	AUD	(—	)(f)	(220)	6,830
TOPIX Index	(2)	6/7/18	JPY	(20)		(323)	(7,574)

							$7,010

							$(222,129)

(e) At March 31, 2018, the Fund pledged $944,538 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	115

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds (a)—96.7%
AllianzGI Best Styles Global Equity (c)	1,432,461	$24,179,939
AllianzGI Best Styles U.S. Equity (c)	527,322	9,760,730
AllianzGI Emerging Markets Small-Cap (b)	32,334	587,187
AllianzGI Global Dynamic Allocation (c)	894,063	17,720,335

Total Mutual Funds (cost—$48,002,220)		52,248,191

	Shares	Value
Exchange-Traded Funds—1.1%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$611,236)	5,071	$604,666

Total Investments (cost—$48,613,456)—97.8%		52,852,857

Other assets less liabilities (d)—2.2%		1,171,337

Net Assets—100.0%		$54,024,194

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
British Pound	4	6/18/18		$250		$351	$1,389
E-mini Russell 2000 Index	7	6/15/18		—	(f)	536	(26,000)
E-mini S&P 500 Index	24	6/15/18		1		3,172	(174,654)
Euro Currency	1	6/18/18		125		155	(834)
Japanese Yen	3	6/18/18		4		354	(1,283)
Mini MSCI Emerging Markets Index	16	6/15/18		1		950	(24,591)

							$(225,973)

Short position contracts:
Euro STOXX 50 Index	(44)	6/15/18	EUR	(—	)(f)	$(1,777)	$5,341
FTSE 100 Index	(11)	6/15/18	GBP	(—	)(f)	(1,079)	3,839
SPI 200 Index	(2)	6/21/18	AUD	(—	)(f)	(220)	6,830
TOPIX Index	(2)	6/7/18	JPY	(20)		(323)	(7,574)

							$8,436

							$(217,537)

(e) At March 31, 2018, the Fund pledged $1,057,661 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

116	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds (a)—95.8%
AllianzGI Best Styles Global Equity (c)	1,110,858	$18,751,288
AllianzGI Best Styles U.S. Equity (c)	354,695	6,565,411
AllianzGI Emerging Markets Small-Cap (b)	19,083	346,541
AllianzGI Global Dynamic Allocation (c)	386,065	7,651,817

Total Mutual Funds (cost—$30,671,790)		33,315,057

Exchange-Traded Funds—1.3%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$460,821)	3,823	455,855

	Principal Amount (000s)	Value
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $227,007; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $233,524 including accrued interest
(cost—$227,000)	$227	$227,000

Total Investments (cost—$31,359,611)—97.8%		33,997,912

Other assets less liabilities (d)—2.2%		777,653

Net Assets—100.0%		$34,775,565

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
British Pound	3	6/18/18		$188		$264	$1,042
E-mini Russell 2000 Index	5	6/15/18		—	(f)	383	(18,571)
E-mini S&P 500 Index	16	6/15/18		1		2,114	(116,436)
Euro Currency	1	6/18/18		125		155	(834)
Japanese Yen	2	6/18/18		3		236	(855)
Mini MSCI Emerging Markets Index	14	6/15/18		1		831	(21,522)

							$(157,176)

Short position contracts:
Euro STOXX 50 Index	(32)	6/15/18	EUR	(—	)(f)	$(1,292)	$3,884
FTSE 100 Index	(8)	6/15/18	GBP	(—	)(f)	(785)	2,792
SPI 200 Index	(2)	6/21/18	AUD	(—	)(f)	(220)	6,830
TOPIX Index	(1)	6/7/18	JPY	(10)		(161)	(615)

							$12,891

							$(144,285)

(e) At March 31, 2018, the Fund pledged $710,181 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	117

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds (a)—95.8%
AllianzGI Best Styles Global Equity (c)	1,198,439	$20,229,646
AllianzGI Best Styles U.S. Equity (c)	340,999	6,311,887
AllianzGI Emerging Markets Small-Cap (b)	18,341	333,078
AllianzGI Global Dynamic Allocation (c)	303,224	6,009,902

Total Mutual Funds (cost—$30,470,072)		32,884,513

Exchange-Traded Funds—1.4%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$489,151)	4,065	484,710

	Principal Amount (000s)	Value
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $170,005; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $176,334 including accrued interest
(cost—$170,000)	$170	$170,000

Total Investments (cost—$31,129,223)—97.7%		33,539,223

Other assets less liabilities (d)—2.3%		780,640

Net Assets—100.0%		$34,319,863

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
British Pound	4	6/18/18		$250		$352	$1,389
E-mini Russell 2000 Index	6	6/15/18		—	(f)	459	(22,285)
E-mini S&P 500 Index	16	6/15/18		1		2,114	(116,436)
Euro Currency	1	6/18/18		125		155	(834)
Japanese Yen	2	6/18/18		3		236	(855)
Mini MSCI Emerging Markets Index	15	6/15/18		1		891	(23,059)

							$(162,080)

Short position contracts:
Euro STOXX 50 Index	(35)	6/15/18	EUR	(—	)(f)	$(1,413)	$4,248
FTSE 100 Index	(9)	6/15/18	GBP	(—	)(f)	(883)	545
SPI 200 Index	(2)	6/21/18	AUD	(—	)(f)	(220)	6,830
TOPIX Index	(1)	6/7/18	JPY	(10)		(162)	(615)

							$11,008

							$(151,072)

(e) At March 31, 2018, the Fund pledged $730,070 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

118	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds (a)—95.6%
AllianzGI Best Styles Global Equity (c)	612,301	$10,335,635
AllianzGI Best Styles U.S. Equity (c)	174,286	3,226,038
AllianzGI Emerging Markets Small-Cap (b)	9,619	174,679
AllianzGI Global Dynamic Allocation (c)	154,908	3,070,278

Total Mutual Funds (cost—$15,939,488)		16,806,630

Exchange-Traded Funds—1.4%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$249,723)	2,076	247,542

	Principal Amount (000s)	Value
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $110,003; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $114,379 including accrued interest
(cost—$110,000)	$110	$110,000

Total Investments (cost—$16,299,211)—97.6%		17,164,172

Other assets less liabilities (d)—2.4%		424,149

Net Assets—100.0%		$17,588,321

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
British Pound	2	6/18/18		$125		$176	$695
E-mini Russell 2000 Index	3	6/15/18		—	(f)	230	(11,143)
E-mini S&P 500 Index	8	6/15/18		—	(f)	1,057	(58,218)
Euro Currency	1	6/18/18		125		154	(834)
Japanese Yen	1	6/18/18		1		118	(428)
Mini MSCI Emerging Markets Index	8	6/15/18		—	(f)	475	(12,293)

							$(82,221)

Short position contracts:
Euro STOXX 50 Index	(18)	6/15/18	EUR	(—	)(f)	$(727)	$2,185
FTSE 100 Index	(4)	6/15/18	GBP	(—	)(f)	(393)	1,396
SPI 200 Index	(1)	6/21/18	AUD	(—	)(f)	(110)	3,415
TOPIX Index	(1)	6/7/18	JPY	(10)		(161)	(6,959)

							$37

							$(82,184)

(e) At March 31, 2018, the Fund pledged $366,634 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	119

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Multi Asset Income Fund

	Shares	Value
Mutual Funds—59.2%
AllianzGI Emerging Markets Debt (d)(e)	245,032	$3,511,309
AllianzGI Europe Equity Dividend (d)(e)	204,810	3,229,855
AllianzGI Global High Yield (d)(e)	106,201	1,597,263
AllianzGI High Yield Bond (d)(e)	275,520	2,366,721
AllianzGI Short Duration High Income (d)(f)	323,774	4,811,287
Harvest Asian Bond	126,204	1,240,586
PIMCO Income (d)(e)	493,503	6,025,668
PIMCO Mortgage Opportunities (d)(e)	215,242	2,371,962
PIMCO Preferred and Capital Securities (d)(e)	275,377	2,839,137

Total Mutual Funds (cost—$27,798,076)		27,993,788

Exchange-Traded Funds—17.1%
Alerian	177,648	1,664,562
PIMCO Investment Grade Corporate Bond Index (d)	34,801	3,559,098
PowerShares Senior Loan Portfolio	61,411	1,420,436
Vanguard Utilities	12,739	1,424,348

Total Exchange-Traded Funds (cost—$8,331,181)		8,068,444

Common Stock—11.3%
Equity Real Estate Investment Trusts (REITs)—9.1%
American Tower Corp.	1,810	263,065
Apple Hospitality REIT, Inc.	8,820	154,967
AvalonBay Communities, Inc.	1,280	210,509
Crown Castle International Corp.	2,110	231,277
Digital Realty Trust, Inc.	1,400	147,532
EPR Properties	2,530	140,162
Equinix, Inc.	360	150,530

	Shares	Value
Gaming and Leisure Properties, Inc.	2,797	$93,615
Government Properties Income Trust	10,910	149,031
H&R Real Estate Investment Trust	10,800	176,291
Hospitality Properties Trust	7,820	198,159
Iron Mountain, Inc.	4,390	144,255
Lexington Realty Trust	17,530	137,961
Mapletree Industrial Trust	164,000	254,504
Medical Properties Trust, Inc.	11,050	143,650
Omega Healthcare Investors, Inc.	5,141	139,013
Public Storage	409	81,959
QTS Realty Trust, Inc., Class A	4,250	153,935
Sabra Health Care REIT, Inc.	7,870	138,905
Select Income REIT	8,000	155,840
Senior Housing Properties Trust	12,210	191,209
Simon Property Group, Inc.	1,216	187,690
STAG Industrial, Inc.	8,080	193,274
Uniti Group, Inc.	9,251	150,329
Welltower, Inc.	3,030	164,923
WP Carey, Inc.	2,340	145,057

		4,297,642

Mortgage Real Estate Investment Trusts (REITs)—1.6%
AGNC Investment Corp.	38,672	731,675

Real Estate Management & Development—0.6%
DAMAC Properties Dubai Co. PJSC	172,000	140,014
Shenzhen Investment Ltd.	364,000	155,451

		295,465

Total Common Stock (cost—$5,517,223)		5,324,782

Rights (b)(c)(g)—0.0%
Food & Staples Retailing—0.0%
Safeway CVR—PDC, expires 1/30/17 (cost—$17)	541	9

	Principal Amount (000s)	Value
Repurchase Agreements—5.9%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $2,779,086; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $2,835,648 including accrued interest
(cost—$2,779,000)	$2,779	$2,779,000

Total Investments (cost—$44,425,497) (a)—93.5%		44,166,023

Other assets less liabilities (h)—6.5%		3,064,951

Net Assets—100.0%		$47,230,974

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $409,955, representing 0.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $9, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated fund.

(e) Institutional Class share.

(f) Class R6 share.

(g) Non-income producing.

(h) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year U.S. Treasury Note	70	6/20/18		$7,000		$8,480	$67,740
Canada Government 10-Year Bond	10	6/20/18	CAD	1,000		1,034	12,315
10-Year Ultra U.S. Treasury Bond	75	6/20/18		$7,500		9,739	179,332
E-mini S&P 500 Index	20	6/15/18		1		2,643	(145,545)
Euro-Bund 10-Year Bond	8	6/7/18	EUR	800		1,569	(306)
Hang Seng Index	6	6/28/18	HKD	—	(j)	1,137	(50,601)
Mini MSCI Emerging Markets Index	40	6/15/18		$2		2,376	(44,681)
Australia Government 10-Year Bond	9	6/15/18	AUD	900		896	12,758
E-mini Russell 2000 Index	19	6/15/18		$1		1,455	(70,523)

							$(39,511)

Short position contracts:
U.S. Ultra Treasury Bond	(20)	6/20/18		$(2,000)		$(3,209)	$(106,445)
2-Year U.S. Treasury Note	(30)	6/29/18		(6,000)		(6,378)	(1,925)
FTSE 100 Index	(5)	6/15/18	GBP	(—	)(j)	(491)	(1,033)
Dow Jones U.S. Real Estate Index	(50)	6/15/18		$(5)		(1,496)	(3,581)

							$(112,984)

							$(152,495)

120	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

(i) At March 31, 2018, the Fund pledged $1,092,688 in cash as collateral for futures contracts.

(j) Notional amount rounds to less than $500.

Glossary:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

HKD—Hong Kong Dollar

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds (a)—90.8%
AllianzGI Advanced Core Bond	6,311,919	$91,333,469
AllianzGI Best Styles Global Equity (c)	8,393,464	141,681,670
AllianzGI Best Styles Global Managed Volatility	2,125,266	36,894,622
AllianzGI Emerging Markets Debt (b)	1,075,831	15,416,656
AllianzGI Emerging Markets Small-Cap (b)	273,550	4,967,665
AllianzGI International Growth (b)	1,021,708	18,952,678
AllianzGI PerformanceFee Managed Futures Strategy (c)	1,500,000	14,460,000

Total Mutual Funds (cost—$300,320,354)		323,706,760

Exchange-Traded Funds—4.8%
iShares iBoxx $ Investment Grade Corporate Bond	87,950	10,324,450
iShares MBS	65,470	6,850,781

Total Exchange-Traded Funds (cost—$17,565,566)		17,175,231

	Principal Amount (000s)	Value
U.S. Treasury Obligations—1.4%
U.S. Treasury Notes, 2.75%, 2/15/19 (cost—$5,063,561)	$5,000	$5,026,953

Repurchase Agreements—2.7%
State Street Bank and Trust Co.,dated 3/29/18, 0.28%, due 4/2/18, proceeds $9,665,301; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $9,863,091 including accrued interest
(cost—$9,665,000)	9,665	9,665,000

Total Investments (cost—$332,614,481)—99.7%		355,573,944

Other assets less liabilities (d)—0.3%		1,022,975

Net Assets—100.0%		$356,596,919

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	48	6/29/18		$9,600	$10,205	$1,795
5-Year U.S. Treasury Note	39	6/29/18		3,900	4,464	13,948
British Pound	159	6/18/18		9,938	13,970	62,182
E-mini Russell 2000 Index	82	6/15/18		4	6,278	(233,557)
E-mini S&P 500 Index	178	6/15/18		9	23,523	(922,632)
Euro Currency	88	6/18/18		11,000	13,594	(21,135)
Euro-Bund 10-Year Bond	22	6/7/18	EUR	2,200	3,757	114,206
Japanese Yen	101	6/18/18		$126	11,923	(63,357)
Mini MSCI Emerging Markets Index	83	6/15/18		4	4,929	(144,608)
MSCI EAFE Index	64	6/15/18		3	6,402	(98,705)

						$(1,291,863)

Short position contracts:
10-Year U.S. Treasury Note	(36)	6/20/18		$(3,600)	$(4,361)	$(34,940)
Canadian Dollar	(48)	6/19/18		(4,800)	(3,726)	(49,038)
U.S. Treasury Ultra Bond	(48)	6/20/18		(4,800)	(7,703)	(255,186)

						$(339,164)

						$(1,631,027)

(e) At March 31, 2018, the Fund pledged $750,912 in cash as collateral for futures contracts.

Glossary:

EAFE—Europe, Australasia and Far East

EUR—Euro

MBS—Mortgage-Backed Securities

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	121

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Best Styles Emerging Markets Equity Fund

	Shares	Value
Common Stock—81.1%
Brazil—5.4%
B3 S.A.—Brasil Bolsa Balcao	656	$5,303
Banco Bradesco S.A.	3,740	43,580
Banco do Brasil S.A.	8,100	100,666
Banco Santander Brasil S.A. UNIT	1,700	20,550
Braskem S.A. ADR	1,417	41,079
Cia de Saneamento de Minas Gerais—COPASA	1,200	17,476
Cosan Ltd., Class A	5,471	56,844
Fibria Celulose S.A.	3,200	63,032
JBS S.A.	4,600	13,027
Sao Martinho S.A.	1,200	6,372

		367,929

China—31.3%
Agricultural Bank of China Ltd., Class H	94,000	53,979
Alibaba Group Holding Ltd. ADR (e)	1,284	235,665
BAIC Motor Corp., Ltd., Class H (a)	7,000	8,660
Baidu, Inc. ADR (e)	160	35,710
Bank of China Ltd., Class H	158,000	86,309
Bank of Communications Co., Ltd., Class H	84,000	66,410
BYD Electronic International Co., Ltd.	8,500	16,123
China Communications Services Corp., Ltd., Class H	18,000	10,831
China Construction Bank Corp., Class H	100,000	104,450
China Everbright Bank Co., Ltd., Class H	47,000	22,771
China High Speed Transmission Equipment Group Co., Ltd.	6,000	9,463
China Huarong Asset Management Co., Ltd., Class H (a)	107,000	45,356
China Merchants Bank Co., Ltd., Class H	24,000	99,621
China Mobile Ltd.	1,500	13,748
China Petroleum & Chemical Corp., Class H	44,000	39,032
China Power International Development Ltd.	97,333	25,165
China Southern Airlines Co., Ltd., Class H	10,000	10,451
China Telecom Corp., Ltd., Class H	112,000	49,676
Chinasoft International Ltd.	18,000	16,282
Chongqing Rural Commercial Bank Co., Ltd., Class H	69,000	53,338
CIFI Holdings Group Co., Ltd.	20,000	17,669
Geely Automobile Holdings Ltd.	14,000	41,023
Hollysys Automation Technologies Ltd.	563	13,917
Hua Hong Semiconductor Ltd. (a)	7,000	14,019
Huaneng Renewables Corp., Ltd., Class H	16,000	6,025
Industrial & Commercial Bank of China Ltd., Class H	213,000	185,626
Kingboard Laminates Holdings Ltd.	14,000	20,541
Nexteer Automotive Group Ltd.	19,000	29,043

	Shares	Value
Ping An Insurance Group Co. of China Ltd., Class H	8,500	$87,641
Pou Sheng International Holdings Ltd.	18,000	4,564
Shenzhen Expressway Co., Ltd., Class H	26,000	26,555
Shenzhen Investment Ltd.	22,000	9,395
Sichuan Expressway Co., Ltd., Class H	14,000	4,963
Springland International Holdings Ltd.	37,000	8,906
Tencent Holdings Ltd.	9,650	518,008
Tianneng Power International Ltd.	28,700	34,192
Tongda Group Holdings Ltd.	80,000	15,411
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	12,740	20,562
XTEP International Holdings Ltd.	16,500	9,200
Yuzhou Properties Co., Ltd.	33,000	22,666
Zhejiang Expressway Co., Ltd., Class H	20,000	20,512
Zhongsheng Group Holdings Ltd.	12,500	34,341

		2,147,819

Colombia—1.1%
Almacenes Exito S.A.	1,161	6,848
Corp. Financiera Colombiana S.A.	564	4,804
Ecopetrol S.A.	59,953	56,111
Grupo Aval Acciones y Valores S.A. ADR	717	5,958

		73,721

Czech Republic—0.3%
Moneta Money Bank AS (a)	4,984	20,645

Egypt—0.2%
Commercial International Bank Egypt SAE GDR	2,199	11,171

Hong Kong—0.0%
Tongda Hong Tai Holdings Ltd. (e)	2,000	397

Hungary—0.8%
Magyar Telekom Telecommunications PLC	8,154	14,551
MOL Hungarian Oil & Gas PLC	2,024	22,084
OTP Bank PLC	437	19,635

		56,270

India—0.5%
Tata Motors Ltd. ADR (e)	718	18,453
Wipro Ltd. ADR	2,734	14,107

		32,560

Indonesia—0.6%
Adaro Energy Tbk PT	54,300	8,460
Gudang Garam Tbk PT	1,100	5,809
Telekomunikasi Indonesia Persero Tbk PT ADR	999	26,394

		40,663

Korea (Republic of)—14.7%
Daelim Industrial Co., Ltd.	424	29,447
Doosan Heavy Industries & Construction Co., Ltd. (e)	249	3,736
GS Holdings Corp.	544	31,633
Hana Financial Group, Inc.	2,066	89,039
Hanil Cement Co., Ltd.	83	8,410
Hanwha General Insurance Co., Ltd.	767	6,072

	Shares	Value
KB Financial Group, Inc.	716	$41,526
Korea Electric Power Corp. ADR (e)	3,038	46,755
Korea Petrochemical Ind Co., Ltd.	115	31,823
LG Chem Ltd.	83	30,297
LG Corp.	1,000	82,086
Lotte Chemical Corp.	33	13,520
LS Corp.	237	16,488
S&T Motiv Co., Ltd.	144	5,327
S-Oil Corp.	134	15,173
Samsung Electronics Co., Ltd.	181	422,902
Samsung Electronics Co., Ltd. GDR	35	40,486
SK Hynix, Inc.	815	62,439
Woori Bank	2,243	30,498

		1,007,657

Malaysia—1.7%
Bermaz Auto Bhd.	15,140	8,885
CIMB Group Holdings Bhd.	10,800	20,097
Hong Leong Financial Group Bhd.	4,900	24,383
MISC Bhd.	3,700	6,767
Sunway Bhd.	17,675	7,241
Top Glove Corp. Bhd.	19,300	48,754

		116,127

Mexico—2.7%
Alpek S.A.B de C.V.	9,000	12,525
Grupo Aeroportuario del Pacifico S.A.B de C.V., Class B	2,600	25,690
Grupo Lala S.A.B de C.V.	3,300	4,498
Industrias Bachoco S.A.B de C.V. ADR	806	49,932
Industrias Bachoco S.A.B de C.V., Ser. B	1,500	7,828
Ternium S.A. ADR	2,095	68,066
Vitro S.A.B de C.V., Ser. A	5,600	18,503

		187,042

Norway—0.3%
Bakkafrost P/F	351	19,232

Philippines—0.1%
DMCI Holdings, Inc.	23,600	5,524
San Miguel Corp.	1,350	3,480

		9,004

Russian Federation—1.5%
LUKOIL PJSC ADR	344	23,812
Magnitogorsk Iron & Steel Works PJSC GDR	444	4,421
MegaFon PJSC GDR	700	6,923
MMC Norilsk Nickel PJSC ADR	403	7,536
RusHydro PJSC ADR	5,912	7,424
Severstal PJSC GDR	348	5,261
United Co. RUSAL PLC	16,000	9,735
X5 Retail Group NV GDR (e)	1,158	38,835

		103,947

Singapore—0.2%
Accordia Golf Trust UNIT	4,600	2,263
Wing Tai Holdings Ltd.	6,500	10,306

		12,569

South Africa—3.7%
AVI Ltd.	3,606	33,755
Clicks Group Ltd.	2,581	39,874
Fortress REIT Ltd., Class A REIT	5,234	7,097
Investec Ltd.	1,341	10,453

122	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Liberty Holdings Ltd.	4,895	$51,911
Naspers Ltd., Class N	127	31,079
Raubex Group Ltd.	3,582	6,142
Redefine Properties Ltd. REIT	6,604	6,465
SPAR Group Ltd.	1,306	22,346
Super Group Ltd. (e)	3,534	10,782
Tiger Brands Ltd.	875	27,386
Tsogo Sun Holdings Ltd.	3,201	6,290

		253,580

Taiwan—8.7%
Accton Technology Corp.	7,000	23,125
AmTRAN Technology Co., Ltd.	9,000	4,406
Chicony Power Technology Co., Ltd.	5,025	10,280
China Motor Corp.	11,000	10,411
Compeq Manufacturing Co., Ltd.	46,000	47,906
First Financial Holding Co., Ltd.	42,840	29,879
Formosa Chemicals & Fibre Corp.	12,000	45,309
Grape King Bio Ltd.	2,000	17,649
Hon Hai Precision Industry Co., Ltd. GDR	2,780	17,292
Inventec Corp.	8,000	6,397
King Yuan Electronics Co., Ltd.	15,000	15,745
Lite-On Technology Corp.	26,439	37,190
Mitac Holdings Corp.	22,437	26,013
Powertech Technology, Inc.	6,800	21,437
Sinbon Electronics Co., Ltd.	5,479	14,474
Taiwan Cooperative Financial Holding Co., Ltd.	28,840	17,050
Taiwan Semiconductor Manufacturing Co., Ltd.	21,000	177,874
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	173	7,570
Tong Yang Industry Co., Ltd.	3,000	5,424
Tripod Technology Corp.	3,000	10,175
United Microelectronics Corp.	36,000	18,972
Wistron Corp.	40,650	35,166

		599,744

Thailand—3.9%
Airports of Thailand PCL (c)(d)	35,000	74,091
GFPT PCL (c)(d)	5,400	2,321
PTT Global Chemical PCL (c)(d)	9,300	28,269
PTT PCL (c)(d)	6,200	109,195
Siam Cement PCL	1,250	19,759
Thai Union Group PCL (c)(d)	2,600	1,556

	Shares	Value
Thanachart Capital PCL (c)(d)	11,500	$19,179
Tisco Financial Group PCL (c)(d)	6,100	17,200

		271,570

Turkey—2.5%
Akbank Turk AS	13,323	32,395
Arcelik AS	2,506	11,394
BIM Birlesik Magazalar AS	1,140	20,672
Petkim Petrokimya Holding AS	6,745	13,897
Soda Sanayii AS	44,556	61,950
Tofas Turk Otomobil Fabrikasi AS	3,122	21,042
Trakya Cam Sanayii AS	9,462	12,283

		173,633

United States—0.9%
China Biologic Products Holdings, Inc. (e)	364	29,484
First BanCorp (e)	5,027	30,262

		59,746

Total Common Stock (cost—$4,062,054)		5,565,026

Preferred Stock—3.0%
Brazil—2.0%
Banco do Estado do Rio Grande do Sul S.A., Class B	3,100	19,033
Braskem S.A., Class A	600	8,724
Cia de Gas de Sao Paulo—COMGAS, Class A	500	8,872
Cia de Transmissao de Energia Eletrica Paulista	1,400	28,200
Metalurgica Gerdau S.A.	3,100	6,704
Petroleo Brasileiro S.A. (e)	10,400	67,444

		138,977

Colombia—0.5%
Banco Davivienda S.A.	2,951	31,812

Korea (Republic of)—0.5%
Samsung Electronics Co., Ltd.	18	34,612

Total Preferred Stock (cost—$136,589)		205,401

	Units	Value
Warrants—0.0%
Malaysia—0.0%
Sunway Bhd., expires 10/03/24 (e) (cost—$0)	2,272	$241

	Principal Amount (000s)
Repurchase Agreements—5.8%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $397,012; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $405,093 including accrued interest
(cost—$397,000)	$397	397,000

Total Investments (cost—$4,595,643) (b)—89.9%		6,167,668

Other assets less liabilities (f)—10.1%		689,440

Net Assets—100.0%		$6,857,108

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $88,680, representing 1.3% of net assets.

(b) Securities with an aggregate value of $4,027,711, representing 58.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $251,811, representing 3.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and
Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Mini MSCI Emerging Markets Index	2	6/15/18	$—	(h)	$119	$(3,005)
S&P CNX Nifty Index	31	4/26/18	—	(h)	635	1,761

						$(1,244)

(g) At March 31, 2018, the Fund pledged $106,932 in cash as collateral for futures contracts.

(h) Notional amount rounds to less than $500.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	123

Schedule of Investments

March 31, 2018 (Unaudited)

Glossary:

ADR—American Depositary Receipt

CNX—National Stock Exchange of India

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	18.9%
Internet Software & Services	11.5%
Technology Hardware, Storage & Peripherals	8.8%
Oil, Gas & Consumable Fuels	6.3%
Semiconductors & Semiconductor Equipment	4.6%
Chemicals	4.2%
Food Products	2.4%
Transportation Infrastructure	2.2%
Insurance	2.1%
Electronic Equipment, Instruments & Components	2.0%
Food & Staples Retailing	1.9%
Metals & Mining	1.5%
Diversified Telecommunication Services	1.5%
Automobiles	1.4%
Industrial Conglomerates	1.3%
Electric Utilities	1.2%
Auto Components	1.1%
Real Estate Management & Development	1.0%
Paper & Forest Products	0.9%
Capital Markets	0.9%
Electrical Equipment	0.9%
Specialty Retail	0.9%
Healthcare Equipment & Supplies	0.7%
Communications Equipment	0.6%
Construction & Engineering	0.5%
Independent Power Producers & Energy Traders	0.5%
Media	0.5%
IT Services	0.4%
Biotechnology	0.4%
Construction Materials	0.4%
Wireless Telecommunication Services	0.3%
Containers & Packaging	0.3%
Personal Products	0.3%
Water Utilities	0.3%
Household Durables	0.2%
Equity Real Estate Investment Trusts (REITs)	0.2%
Building Products	0.2%
Airlines	0.1%
Textiles, Apparel & Luxury Goods	0.1%
Multi-Line Retail	0.1%
Gas Utilities	0.1%
Hotels, Restaurants & Leisure	0.1%
Marine	0.1%
Tobacco	0.1%
Diversified Financial Services	0.1%
Repurchase Agreements	5.8%
Other assets less liabilities	10.1%

100.0%

AllianzGI Best Styles Global Equity Fund

	Shares	Value
Common Stock—97.6%
Australia—0.5%
Abacus Property Group REIT	116,921	$313,200
BlueScope Steel Ltd.	42,948	505,291
Elders Ltd.	37,471	215,489
Metcash Ltd.	235,325	569,459
Qantas Airways Ltd.	136,980	617,992
Rio Tinto Ltd.	10,838	613,997

		2,835,428

Austria—0.6%
Austria Technologie & Systemtechnik AG	6,383	173,318
Erste Group Bank AG	31,151	1,566,063
EVN AG	15,600	304,433
OMV AG	10,655	621,474
POLYTEC Holding AG	9,614	185,209
Raiffeisen Bank International AG (e)	10,445	406,828
S IMMO AG	9,961	197,330

		3,454,655

Belgium—0.0%
Recticel S.A.	15,205	191,055

Brazil—0.6%
Cia de Saneamento Basico do Estado de Sao Paulo	31,400	332,884
Fibria Celulose S.A.	35,900	707,137
MRV Engenharia e Participacoes S.A.	54,000	265,792
Qualicorp S.A.	49,000	330,679
Smiles Fidelidade S.A.	5,900	124,203
Suzano Papel e Celulose S.A.	71,400	721,472
Vale S.A.	97,719	1,249,366

		3,731,533

Canada—4.2%
AGF Management Ltd., Class B	36,529	185,998
BRP, Inc.	17,557	674,289
Canadian Apartment Properties REIT	11,302	325,897
Canadian Imperial Bank of Commerce	18,174	1,604,182
Canadian Natural Resources Ltd.	54,598	1,716,319
Canadian Tire Corp., Ltd., Class A	3,284	431,800
Chorus Aviation, Inc.	33,260	214,273
Cogeco Communications, Inc.	12,039	659,162
Colliers International Group, Inc.	4,626	321,147
Corus Entertainment, Inc., Class B	65,529	307,719
Dream Global Real Estate Investment Trust REIT	33,193	354,254
Dream Industrial Real Estate Investment Trust REIT	26,259	194,239
Enerflex Ltd.	25,828	307,927
Exchange Income Corp.	14,334	343,344
Fairfax Financial Holdings Ltd.	1,674	848,558
Fortis, Inc.	18,091	610,686
Genworth MI Canada, Inc.	8,627	274,543
George Weston Ltd.	14,946	1,203,244
Husky Energy, Inc. (e)	27,627	395,422
Industrial Alliance Insurance & Financial Services, Inc.	12,737	523,973
Laurentian Bank of Canada	13,559	498,431

	Shares	Value
Linamar Corp.	10,238	$559,282
Loblaw Cos., Ltd.	25,139	1,270,072
Magna International, Inc.	10,894	613,636
Manulife Financial Corp.	66,578	1,236,113
Martinrea International, Inc.	22,134	261,653
Methanex Corp.	6,471	392,022
National Bank of Canada	17,723	834,185
NorthWest Healthcare Properties Real Estate Investment Trust REIT	36,080	315,614
Power Corp. of Canada	18,629	425,112
Pure Industrial Real Estate Trust REIT	48,991	305,730
Royal Bank of Canada	25,657	1,981,903
Teck Resources Ltd., Class B	20,387	525,044
TMX Group Ltd.	22,139	1,284,504
Toronto-Dominion Bank	29,972	1,700,821
TransCanada Corp.	24,205	1,001,003
Transcontinental, Inc., Class A	62,628	1,237,150
West Fraser Timber Co., Ltd.	5,431	360,886

		26,300,137

Chile—0.2%
Colbun S.A.	1,463,444	351,260
Enel Chile S.A.	5,279,619	684,366

		1,035,626

China—4.9%
AAC Technologies Holdings, Inc.	15,600	285,863
Agile Group Holdings Ltd.	156,909	327,221
Agricultural Bank of China Ltd., Class H	850,000	488,107
Alibaba Group Holding Ltd. ADR (e)	18,771	3,445,229
Anhui Conch Cement Co., Ltd., Class H	73,500	404,468
Bank of China Ltd., Class H	2,839,000	1,550,829
Bank of Communications Co., Ltd., Class H	545,961	431,632
Beijing Enterprises Holdings Ltd.	109,000	574,003
BYD Electronic International Co., Ltd.	142,682	270,636
China CITIC Bank Corp., Ltd., Class H	1,081,000	745,866
China Construction Bank Corp., Class H	2,069,188	2,161,275
China Huarong Asset Management Co., Ltd., Class H (a)	2,639,000	1,118,646
China Lumena New Materials Corp. (c)(d)(e)	60,228	1,151
China Mobile Ltd.	55,000	504,096
China Petroleum & Chemical Corp., Class H	930,200	825,164
China Southern Airlines Co., Ltd., Class H	260,846	272,601
China Water Affairs Group Ltd.	396,000	405,209
China Yuchai International Ltd.	18,373	388,956
China Zhongwang Holdings Ltd.	390,000	232,866
CITIC Ltd.	301,000	423,856
Country Garden Holdings Co., Ltd.	214,000	446,791

124	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
CSPC Pharmaceutical Group Ltd.	158,000	$425,891
Fosun International Ltd.	141,000	309,363
Guangzhou Automobile Group Co., Ltd., Class H	338,565	628,833
Haier Electronics Group Co., Ltd.	204,000	731,373
Hua Hong Semiconductor Ltd. (a)	237,000	474,640
Industrial & Commercial Bank of China Ltd., Class H	2,110,000	1,838,835
Jiangsu Expressway Co., Ltd., Class H	234,000	332,227
Kingboard Chemical Holdings Ltd.	65,500	302,819
Lee & Man Paper Manufacturing Ltd.	147,483	157,479
Nexteer Automotive Group Ltd.	150,000	229,290
Ping An Insurance Group Co. of China Ltd., Class H	127,000	1,309,455
Shanghai Industrial Holdings Ltd.	206,000	540,588
Shenzhen Expressway Co., Ltd., Class H	291,426	297,651
Sihuan Pharmaceutical Holdings Group Ltd.	867,000	259,261
Sinopec Shanghai Petrochemical Co., Ltd., Class H	420,620	257,019
Sinopharm Group Co., Ltd., Class H	95,679	479,117
Sinotrans Ltd., Class H	214,000	118,335
Sinotruk Hong Kong Ltd.	159,000	189,874
Tencent Holdings Ltd.	89,319	4,794,603
Tianneng Power International Ltd.	230,000	274,016
Want Want China Holdings Ltd.	457,000	367,663
Weichai Power Co., Ltd., Class H	315,000	356,248
Yuzhou Properties Co., Ltd.	472,708	324,684
YY, Inc. ADR (e)	3,084	324,437

		30,628,166

Colombia—0.1%
Bancolombia S.A.	59,689	645,584

Czech Republic—0.1%
Philip Morris CR AS	404	335,817

Finland—0.3%
Cramo Oyj	13,987	291,790
Finnair Oyj	13,151	183,154
Stora Enso Oyj, Class R	33,675	619,161
UPM-Kymmene Oyj	25,418	942,342

		2,036,447

France—4.4%
Air France-KLM (e)	22,509	251,174
ArcelorMittal (e)	29,253	929,141
Assystem	3,185	109,144
Atos SE	6,068	831,372
AXA S.A.	77,257	2,053,723
Beneteau S.A.	8,394	182,863
Bouygues S.A.	31,760	1,592,389
Capgemini SE	4,718	588,686
Cie Generale des Etablissements Michelin SCA	11,000	1,628,470
CNP Assurances	30,749	776,234
Coface S.A.	15,991	182,812
Derichebourg S.A.	21,233	187,004

	Shares	Value
Eiffage S.A.	15,149	$1,725,338
Engie S.A.	88,949	1,485,313
Faurecia S.A.	8,403	679,937
Interparfums S.A.	4,258	196,046
Klepierre S.A. REIT	18,400	741,652
L’Oreal S.A.	4,794	1,082,766
LVMH Moet Hennessy Louis Vuitton S.A.	4,738	1,460,124
Metropole Television S.A.	24,611	634,072
MGI Coutier	7,292	274,843
Orange S.A.	85,026	1,445,259
Peugeot S.A.	35,387	852,097
Renault S.A.	7,152	867,879
Sanofi	25,720	2,063,773
STMicroelectronics NV	20,325	452,307
Total S.A.	35,401	2,029,172
Vinci S.A.	22,858	2,251,399

		27,554,989

Germany—1.3%
Bayer AG	6,311	711,462
Bayerische Motoren Werke AG	5,789	629,668
Covestro AG (a)	10,841	1,067,481
Deutsche Lufthansa AG	33,823	1,081,237
Deutsche Post AG	38,278	1,676,549
Fraport AG Frankfurt Airport Services Worldwide	6,874	678,409
Hella GmbH & Co. KGaA	2,832	186,434
Rheinmetall AG	2,425	344,215
Siemens AG	6,967	888,970
Stroeer SE & Co. KGaA	2,715	189,732
Talanx AG (e)	14,373	624,947
Wuestenrot & Wuerttembergische AG	7,301	172,502

		8,251,606

Greece—0.3%
FF Group (e)	19,365	377,430
Hellenic Petroleum S.A.	19,594	189,569
JUMBO S.A.	27,934	499,755
Motor Oil Hellas Corinth Refineries S.A.	12,967	292,848
Mytilineos Holdings S.A. (e)	16,057	172,147

		1,531,749

Hong Kong—0.7%
AIA Group Ltd.	211,800	1,810,610
Global Brands Group Holding Ltd. (e)	2,430,000	137,491
IT Ltd.	438,000	203,776
Johnson Electric Holdings Ltd.	136,000	511,772
Kerry Properties Ltd.	73,257	331,267
Minth Group Ltd.	50,685	232,547
Regal Hotels International Holdings Ltd.	184,000	130,885
VSTECS Holdings Ltd.	220,000	116,626
WH Group Ltd. (a)	260,000	278,586
Xinyi Glass Holdings Ltd.	201,708	307,031

		4,060,591

Hungary—0.2%
Magyar Telekom Telecommunications PLC	361,141	644,475
OTP Bank PLC	18,992	853,346

		1,497,821

Indonesia—0.5%
Bank Negara Indonesia Persero Tbk PT	1,053,445	667,138

	Shares	Value
Bank Tabungan Negara Persero Tbk PT	1,423,900	$394,281
Gudang Garam Tbk PT	65,500	345,884
Indo Tambangraya Megah Tbk PT	156,400	324,592
Indofood Sukses Makmur Tbk PT	428,121	224,445
Telekomunikasi Indonesia Persero Tbk PT	3,375,894	887,708
Unilever Indonesia Tbk PT	109,900	396,432

		3,240,480

Israel—0.3%
Bank Leumi Le-Israel BM	76,300	460,886
First International Bank of Israel Ltd.	13,998	295,468
Harel Insurance Investments & Financial Services Ltd.	24,265	192,278
Hilan Ltd.	12,520	279,596
Ituran Location and Control Ltd.	6,422	199,724
Jerusalem Oil Exploration (e)	4,113	228,898

		1,656,850

Italy—1.3%
ACEA SpA	14,957	253,848
Amplifon SpA	17,442	310,088
ASTM SpA	7,442	187,655
Cementir Holding SpA	21,925	190,147
Enel SpA	360,877	2,208,282
Intesa Sanpaolo SpA	294,651	1,072,825
Iren SpA	87,670	275,258
La Doria SpA	11,816	178,955
Maire Tecnimont SpA	36,032	185,542
Mediobanca Banca di Credito Finanziario SpA	33,911	398,671
Prima Industrie SpA	3,889	175,179
Recordati SpA	16,318	602,058
Societa Iniziative Autostradali e Servizi SpA	16,774	312,610
Telecom Italia SpA (e)	1,261,661	1,197,938
Unipol Gruppo SpA	52,207	255,459

		7,804,515

Japan—7.9%
Aisin Seiki Co., Ltd.	16,000	873,167
Asahi Glass Co., Ltd.	10,600	444,217
Brother Industries Ltd.	25,600	593,598
Canon, Inc.	52,000	1,886,471
Chubu Electric Power Co., Inc.	53,700	770,688
Concordia Financial Group Ltd.	74,900	422,920
Daiwa House Industry Co., Ltd.	14,646	564,212
Denso Corp.	12,500	687,556
Eizo Corp.	6,800	313,610
Electric Power Development Co., Ltd.	43,000	1,108,365
Exedy Corp.	5,926	187,502
FANUC Corp.	4,100	1,055,148
Fukuoka Financial Group, Inc.	70,000	383,472
Furukawa Electric Co., Ltd.	5,600	301,227
Gecoss Corp.	24,200	249,037
Goldcrest Co., Ltd.	15,100	322,228
Hitachi Ltd.	143,000	1,041,555
Honda Motor Co., Ltd.	83,200	2,880,100
Iida Group Holdings Co., Ltd.	56,600	1,058,004
ITOCHU Corp.	109,723	2,142,579
Japan Airlines Co., Ltd.	14,783	601,907

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	125

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
JFE Holdings, Inc.	18,400	$371,153
JXTG Holdings, Inc.	96,500	588,320
Kamei Corp.	14,100	194,622
Keyence Corp.	1,800	1,124,384
Komatsu Ltd.	23,800	797,275
Konica Minolta, Inc.	43,000	365,541
Kyokuto Kaihatsu Kogyo Co., Ltd.	12,800	189,270
Marubeni Corp.	118,400	864,620
Mazda Motor Corp.	72,200	965,590
Mitsubishi Chemical Holdings Corp.	53,594	521,816
Mitsubishi Corp.	74,300	2,000,086
Mitsubishi UFJ Financial Group, Inc.	228,815	1,520,617
Mitsui & Co., Ltd.	114,100	1,963,416
Mitsui Sugar Co., Ltd.	16,100	619,128
Nidec Corp.	5,200	800,325
Nintendo Co., Ltd.	2,100	932,973
Nippon Road Co., Ltd.	3,700	182,698
Nippon Telegraph & Telephone Corp.	40,148	1,873,027
Nissan Motor Co., Ltd.	152,641	1,575,582
Nomura Real Estate Holdings, Inc.	18,943	444,806
NS United Kaiun Kaisha Ltd.	9,300	187,176
ORIX Corp.	49,599	888,862
Prima Meat Packers Ltd.	55,000	309,527
Rohm Co., Ltd.	7,600	721,398
Shin-Etsu Chemical Co., Ltd.	15,500	1,616,792
SoftBank Group Corp.	26,600	1,984,128
Sojitz Corp.	88,016	280,740
Sony Corp.	30,800	1,515,370
Sumitomo Electric Industries Ltd.	82,000	1,253,247
Teijin Ltd.	19,100	362,946
Toyota Motor Corp.	52,349	3,399,107
Toyota Tsusho Corp.	12,200	412,293
Yamaha Motor Co., Ltd.	13,500	401,651
Yomiuri Land Co., Ltd.	4,400	189,255

		49,305,304

Korea (Republic of)—2.5%
DGB Financial Group, Inc.	58,126	639,925
GS Holdings Corp.	5,690	330,871
Hana Financial Group, Inc.	11,387	490,747
Hanwha Chemical Corp.	23,169	648,320
Hyundai Department Store Co., Ltd.	3,721	317,616
Hyundai Development Co-Engineering & Construction	8,509	304,472
Hyundai Steel Co.	11,653	566,086
Industrial Bank of Korea	24,383	359,147
KB Financial Group, Inc.	13,482	781,918
KT Corp. ADR (e)	13,138	179,991
LG Corp.	3,888	319,150
LG Electronics, Inc.	9,110	939,938
LG Uplus Corp.	26,413	306,780
Lotte Chemical Corp.	780	319,554
LS Corp.	4,557	317,035
OCI Co., Ltd.	2,593	388,052
POSCO	5,298	1,691,125
S-Oil Corp.	5,078	574,999
Samsung Electronics Co., Ltd. GDR	2,687	3,079,302
Shinhan Financial Group Co., Ltd.	19,646	838,084
SK Innovation Co., Ltd.	4,004	795,830
SK Telecom Co., Ltd.	2,513	544,910
Woori Bank	33,833	460,033

		15,193,885

	Shares	Value
Malaysia—0.3%
AirAsia Group Bhd.	305,900	$314,447
CIMB Group Holdings Bhd.	484,000	900,639
Genting Malaysia Bhd.	305,600	384,070
Hong Leong Financial Group Bhd.	67,900	337,879

		1,937,035

Mexico—0.5%
Alfa S.A.B de C.V., Class A	294,600	377,568
Banco del Bajio S.A. (a)(e)	59,200	126,964
El Puerto de Liverpool S.A.B de C.V.	46,200	342,434
Grupo Financiero Banorte S.A.B de C.V., Class O	85,600	519,156
Industrias Bachoco S.A.B de C.V. ADR	7,678	475,652
Macquarie Mexico Real Estate Management S.A. de C.V. REIT (e)	294,000	329,901
Wal-Mart de Mexico SAB De C.V.	316,200	800,066

		2,971,741

Netherlands—1.7%
ABN AMRO Group NV (a)	28,706	865,581
Aegon NV	69,015	465,631
AerCap Holdings NV (e)	10,830	549,298
AMG Advanced Metallurgical Group NV	4,116	184,079
ASML Holding NV	6,210	1,231,402
ASR Nederland NV	18,073	772,768
BE Semiconductor Industries NV	3,612	370,520
ING Groep NV	92,707	1,564,449
Koninklijke Ahold Delhaize NV	75,145	1,780,630
Koninklijke DSM NV	5,726	569,147
Koninklijke Volkerwessels NV	12,555	344,548
NN Group NV	22,724	1,009,626
Philips Lighting NV (a)	8,006	301,002
Wereldhave NV REIT	13,537	517,656

		10,526,337

New Zealand—0.2%
Air New Zealand Ltd.	251,572	589,485
Metlifecare Ltd.	146,583	620,712
Summerset Group Holdings Ltd.	61,600	309,793

		1,519,990

Norway—0.6%
Austevoll Seafood ASA	22,600	227,434
B2Holding ASA	72,607	181,669
Evry AS (a)(e)	49,339	190,714
Leroy Seafood Group ASA	21,272	132,085
Norsk Hydro ASA	126,148	748,270
Norwegian Finans Holding ASA (e)	26,484	299,127
Salmar ASA	14,701	605,322
Sparebank 1 Nord Norge	31,643	251,463
SpareBank 1 SMN	34,730	359,984
Telenor ASA	38,450	874,396

		3,870,464

Peru—0.0%
Ferreycorp SAA	164,086	129,192

Philippines—0.2%
Cebu Air, Inc.	171,390	310,737
DMCI Holdings, Inc.	2,048,000	479,402
Globe Telecom, Inc.	9,740	302,780
San Miguel Corp.	48,130	124,049

	Shares	Value
Vista Land & Lifescapes, Inc.	2,079,900	$259,313

		1,476,281

Qatar—0.1%
Doha Bank QPSC	41,759	309,666
Ooredoo QPSC (e)	13,029	296,813

		606,479

Russian Federation—0.1%
Magnitogorsk Iron & Steel Works PJSC GDR	28,096	279,274
United Co. RUSAL PLC	701,000	426,501

		705,775

Singapore—0.7%
Asian Pay Television Trust UNIT	724,900	293,887
BOC Aviation Ltd. (a)	112,300	669,776
Bumitama Agri Ltd.	503,100	272,433
DBS Group Holdings Ltd.	60,500	1,277,902
Genting Singapore PLC	405,200	336,082
Oversea-Chinese Banking Corp., Ltd.	65,700	647,211
QAF Ltd.	163,800	126,340
United Overseas Bank Ltd.	32,100	675,455
Yanlord Land Group Ltd.	177,700	230,070

		4,529,156

South Africa—0.3%
Fortress REIT Ltd., Class A REIT	232,243	314,903
Naspers Ltd., Class N	6,882	1,684,114

		1,999,017

Spain—1.3%
ACS Actividades de Construccion y Servicios S.A.	13,892	542,003
Amadeus IT Group S.A.	15,940	1,179,610
Banco Santander S.A.	278,908	1,825,558
CaixaBank S.A.	131,192	625,478
Ercros S.A.	42,826	224,736
International Consolidated Airlines Group S.A.	79,540	686,537
Papeles y Cartones de Europa S.A.	17,768	310,304
Repsol S.A.	90,669	1,611,699
Telefonica S.A.	99,877	989,466

		7,995,391

Sweden—1.0%
Ahlsell AB (a)	50,220	316,735
Bravida Holding AB (a)	44,450	318,290
Dios Fastigheter AB	46,468	314,351
Hemfosa Fastigheter AB	25,155	305,581
Holmen AB, Class B	7,464	405,991
Humana AB	11,233	63,938
Klovern AB, Class B	183,704	228,279
Pandox AB	10,341	186,078
Sandvik AB	49,639	909,447
Scandic Hotels Group AB (a)	26,102	250,374
Swedbank AB, Class A	40,979	920,812
Volvo AB, Class B	95,172	1,742,064

		5,961,940

Switzerland—0.9%
Bobst Group S.A.	4,694	520,644
Landis+Gyr Group AG (e)	4,028	312,229
Novartis AG	43,510	3,519,127
Straumann Holding AG	660	416,422
Swiss Life Holding AG (e)	2,658	947,225

		5,715,647

126	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Taiwan—1.5%
AU Optronics Corp.	668,000	$309,713
Chailease Holding Co., Ltd.	49,000	170,175
E Ink Holdings, Inc.	157,000	262,880
General Interface Solution Holding Ltd.	53,000	327,530
Grand Pacific Petrochemical	296,000	312,780
Great Wall Enterprise Co., Ltd.	103,000	123,010
Hon Hai Precision Industry Co., Ltd.	489,000	1,525,176
Huaku Development Co., Ltd.	90,000	223,245
King’s Town Bank Co., Ltd.	216,000	274,927
LCY Chemical Corp.	131,000	200,618
Long Chen Paper Co., Ltd.	109,000	123,788
Nanya Technology Corp.	105,000	336,430
Pou Chen Corp.	421,000	562,181
Powertech Technology, Inc.	52,000	163,928
Qisda Corp.	436,000	326,463
Syncmold Enterprise Corp.	81,000	190,065
Synnex Technology International Corp.	236,000	355,169
Taiwan Business Bank	659,000	197,337
Taiwan Cooperative Financial Holding Co., Ltd.	336,000	198,644
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	42,878	1,876,341
United Integrated Services Co., Ltd.	97,000	218,960
Wistron Corp.	171,000	147,929
Yuanta Financial Holding Co., Ltd.	1,468,000	677,410

		9,104,699

Thailand—0.8%
Bangchak Corp. PCL (c)(d)	265,500	330,586
Banpu PCL (c)(d)	378,600	253,253
Electricity Generating PCL (c)(d)	83,900	615,083
Kiatnakin Bank PCL (c)(d)	339,100	829,787
PTT Global Chemical PCL (c)(d)	276,900	841,701
PTT PCL (c)(d)	30,000	528,362
Siam Cement PCL	31,450	497,132
Thai Oil PCL (c)(d)	130,000	378,925
Thanachart Capital PCL (c)(d)	159,700	277,712
Tisco Financial Group PCL (c)(d)	96,700	281,897

		4,834,438

Turkey—0.6%
Akbank Turk AS	217,763	529,498
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (e)	460,046	295,973
Eregli Demir ve Celik Fabrikalari TAS	121,203	320,435
Soda Sanayii AS	446,358	620,607
TAV Havalimanlari Holding AS	50,295	302,986
Tekfen Holding AS	77,656	335,348
Tofas Turk Otomobil Fabrikasi AS	74,094	499,385
Turkiye Halk Bankasi AS	197,491	455,271
Turkiye Vakiflar Bankasi Tao	141,375	234,105
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (e)	13,949	121,483

		3,715,091

	Shares	Value
United Kingdom—4.9%
3i Group PLC	35,897	$433,272
Anglo American PLC	63,791	1,485,990
Aviva PLC	142,577	995,058
Bellway PLC	9,488	406,039
Berkeley Group Holdings PLC	4,823	256,388
Biffa PLC (a)	103,983	291,776
BP PLC	368,068	2,482,656
British American Tobacco PLC	49,869	2,882,770
British American Tobacco PLC ADR	22,199	1,280,660
BT Group PLC	219,319	700,025
Carnival PLC	19,145	1,232,238
Central Asia Metals PLC	41,341	186,194
Costain Group PLC	28,430	185,277
easyJet PLC	15,561	350,774
EI Group PLC (e)	230,502	372,373
Equiniti Group PLC (a)	43,259	181,485
Ferrexpo PLC	44,793	153,928
Firstgroup PLC (e)	338,534	390,001
HSBC Holdings PLC	149,394	1,402,916
J Sainsbury PLC	123,540	414,413
Jackpotjoy PLC (e)	31,957	364,066
Keller Group PLC	45,309	553,879
Laird PLC	67,457	189,474
Legal & General Group PLC	247,124	895,392
Lloyds Banking Group PLC	1,699,943	1,546,312
Morgan Sindall Group PLC	17,267	283,440
National Express Group PLC	152,711	827,921
Nomad Foods Ltd. (e)	11,710	184,315
Plus500 Ltd.	12,753	204,348
Renewables Infrastructure Group Ltd.	127,774	190,622
Rio Tinto PLC	37,582	1,907,064
Robert Walters PLC	13,371	127,565
Royal Dutch Shell PLC, Class A	18,868	601,081
Royal Dutch Shell PLC, Class B	110,298	3,549,218
Safestore Holdings PLC REIT	26,351	181,711
Schroders PLC	5,644	180,903
SIG PLC	97,960	186,405
Softcat PLC	19,909	191,258
Stock Spirits Group PLC	53,433	186,292
Tate & Lyle PLC	115,856	884,866
Taylor Wimpey PLC	157,918	409,118
TUI AG	34,486	739,504
Watkin Jones PLC	73,630	185,119

		30,654,106

United States—51.0%
Aaron’s, Inc.	6,667	310,682
Abbott Laboratories	42,802	2,564,696
AbbVie, Inc.	37,623	3,561,017
ACCO Brands Corp.	21,042	264,077
Adobe Systems, Inc. (e)	7,256	1,567,876
Advanced Energy Industries, Inc. (e)	4,998	319,372
Aflac, Inc.	38,514	1,685,373
AG Mortgage Investment Trust, Inc. REIT	30,118	523,150
Agilent Technologies, Inc.	25,659	1,716,587
AGNC Investment Corp. REIT	21,063	398,512
Air Lease Corp.	9,163	390,527
Alcoa Corp. (e)	15,618	702,185
Align Technology, Inc. (e)	6,512	1,635,359
Allison Transmission Holdings, Inc.	27,828	1,086,962

	Shares	Value
Allstate Corp.	17,770	$1,684,596
Ally Financial, Inc.	14,636	397,367
Alphabet, Inc., Class A (e)	2,097	2,174,883
Alphabet, Inc., Class C (e)	2,309	2,382,403
Altria Group, Inc.	38,472	2,397,575
Amazon.com, Inc. (e)	3,664	5,303,054
Amdocs Ltd.	9,112	607,953
American Equity Investment Life Holding Co.	16,908	496,419
Ameriprise Financial, Inc.	6,091	901,103
AmerisourceBergen Corp.	14,454	1,246,079
Andeavor	8,675	872,358
Annaly Capital Management, Inc. REIT	125,307	1,306,952
Anthem, Inc.	9,364	2,057,271
Apple, Inc.	51,259	8,600,235
Applied Materials, Inc.	31,912	1,774,626
Arrow Electronics, Inc. (e)	6,250	481,375
AT&T, Inc.	168,468	6,005,884
Athene Holding Ltd., Class A (e)	27,585	1,318,839
Automatic Data Processing, Inc.	5,485	622,438
Bank of America Corp.	177,422	5,320,886
Bank of New York Mellon Corp.	25,909	1,335,091
Baxter International, Inc.	21,314	1,386,263
Becton Dickinson and Co.	7,829	1,696,544
Berry Global Group, Inc. (e)	5,765	315,980
Best Buy Co., Inc.	15,778	1,104,302
BGC Partners, Inc., Class A	46,572	626,393
Bio-Techne Corp.	4,263	643,884
BlackRock, Inc.	2,160	1,170,115
Blucora, Inc. (e)	30,627	753,424
Boeing Co.	10,905	3,575,531
BorgWarner, Inc.	9,367	470,504
Broadcom Ltd.	6,964	1,641,067
Broadridge Financial Solutions, Inc.	4,656	510,717
CA, Inc.	22,206	752,783
Camping World Holdings, Inc., Class A	9,361	301,892
Caterpillar, Inc.	10,170	1,498,855
Celanese Corp., Ser. A	4,999	500,950
Centene Corp. (e)	5,914	632,029
CenterPoint Energy, Inc.	42,621	1,167,815
Central Garden & Pet Co., Class A (e)	10,451	413,964
Charles River Laboratories International, Inc. (e)	3,707	395,685
Chatham Lodging Trust REIT	14,916	285,641
Chemours Co.	10,340	503,661
Chevron Corp.	33,487	3,818,857
Children’s Place, Inc.	6,545	885,211
Chimera Investment Corp. REIT	13,671	238,012
Cigna Corp.	5,478	918,880
Cisco Systems, Inc.	88,394	3,791,219
Citigroup, Inc.	50,406	3,402,405
Citizens Financial Group, Inc.	24,904	1,045,470
CNA Financial Corp.	3,646	179,930
Coca-Cola Co.	25,900	1,124,837
Cognizant Technology Solutions Corp., Class A	30,774	2,477,307
Comcast Corp., Class A	90,966	3,108,308
CONSOL Energy, Inc. (e)	6,354	184,075
Cooper Cos., Inc.	1,653	378,223
Cooper-Standard Holdings, Inc. (e)	2,294	281,726
Copa Holdings S.A., Class A	1,119	143,937
Crawford & Co., Class A	18,181	145,812

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	127

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Cummins, Inc.	6,142	$995,557
CVS Health Corp.	71,129	4,424,935
Danaher Corp.	17,701	1,733,105
Darden Restaurants, Inc.	5,073	432,473
Deere & Co.	10,157	1,577,585
Dell Technologies, Inc., Class V (e)	16,014	1,172,385
Delta Air Lines, Inc.	7,880	431,903
Dollar Tree, Inc. (e)	7,011	665,344
Donegal Group, Inc., Class A	8,497	134,253
DowDuPont, Inc.	28,470	1,813,824
Dynex Capital, Inc. REIT	87,729	581,643
E*TRADE Financial Corp. (e)	11,089	614,441
Eastman Chemical Co.	14,372	1,517,396
eBay, Inc. (e)	31,507	1,267,842
Edison International	12,091	769,713
Entergy Corp.	18,432	1,452,073
Essent Group Ltd. (e)	14,713	626,185
Estee Lauder Cos., Inc., Class A	7,186	1,075,888
Exelon Corp.	42,552	1,659,954
Exxon Mobil Corp.	51,549	3,846,071
Facebook, Inc., Class A (e)	38,705	6,184,672
FedEx Corp.	9,293	2,231,342
Fidelity National Information Services, Inc.	11,365	1,094,449
First American Financial Corp.	5,227	306,720
Ford Motor Co.	122,583	1,358,220
Gap, Inc.	13,141	409,999
General Motors Co.	82,178	2,986,349
Global Brass & Copper Holdings, Inc.	9,672	323,528
Goldman Sachs Group, Inc.	6,338	1,596,289
Hamilton Beach Brands Holding Co., Class A	13,775	292,305
Hawkins, Inc.	10,312	362,467
HCA Healthcare, Inc.	5,752	557,944
Hersha Hospitality Trust REIT	12,459	223,016
Hewlett Packard Enterprise Co.	69,224	1,214,189
Hill-Rom Holdings, Inc.	3,366	292,842
Home Depot, Inc.	33,968	6,054,456
Hooker Furniture Corp.	4,978	182,693
Hospitality Properties Trust REIT	10,512	266,374
HP, Inc.	108,928	2,387,702
Humana, Inc.	4,253	1,143,334
Illumina, Inc. (e)	4,315	1,020,152
Ingredion, Inc.	16,090	2,074,323
Intel Corp.	97,776	5,092,174
Intuitive Surgical, Inc. (e)	4,347	1,794,572
Invesco Mortgage Capital, Inc. REIT	14,836	243,014
IQVIA Holdings, Inc. (e)	5,978	586,502
Jacobs Engineering Group, Inc.	6,958	411,566
Janus Henderson Group PLC	18,300	605,547
JetBlue Airways Corp. (e)	11,679	237,317
Johnson & Johnson	48,643	6,233,600
Jones Lang LaSalle, Inc.	2,503	437,124
JPMorgan Chase & Co.	61,101	6,719,277
Kansas City Southern	7,198	790,700
Kohl’s Corp.	7,311	478,944
Korn/Ferry International	3,757	193,824
Laboratory Corp. of America Holdings (e)	9,169	1,483,086
Lam Research Corp.	11,027	2,240,245
Lamb Weston Holdings, Inc.	11,383	662,718
Las Vegas Sands Corp.	13,834	994,665
Lear Corp.	4,499	837,219
Legg Mason, Inc.	15,936	647,798
Leidos Holdings, Inc.	11,262	736,535

	Shares	Value
Lennar Corp., Class A	9,368	$552,150
Leucadia National Corp.	18,315	416,300
LHC Group, Inc. (e)	5,153	317,219
Lincoln National Corp.	12,420	907,405
ManpowerGroup, Inc.	6,243	718,569
Marathon Petroleum Corp.	15,858	1,159,378
Masimo Corp. (e)	4,390	386,100
Mastercard, Inc., Class A	15,804	2,768,229
Maxim Integrated Products, Inc.	8,937	538,186
MCBC Holdings, Inc. (e)	12,300	309,960
McDonald’s Corp.	18,536	2,898,660
McKesson Corp.	11,856	1,670,155
MDC Holdings, Inc.	11,141	311,057
Mercer International, Inc.	28,751	357,950
Merck & Co., Inc.	58,001	3,159,314
Merit Medical Systems, Inc. (e)	7,179	325,568
Mettler-Toledo International, Inc. (e)	2,834	1,629,635
Micron Technology, Inc. (e)	30,536	1,592,147
Microsoft Corp.	81,951	7,479,668
MKS Instruments, Inc.	3,604	416,803
Mohawk Industries, Inc. (e)	1,348	313,033
Molson Coors Brewing Co., Class B	15,699	1,182,606
Mondelez International, Inc., Class A	39,583	1,651,799
Morgan Stanley	30,789	1,661,374
Motorola Solutions, Inc.	5,041	530,817
New Residential Investment Corp. REIT	20,697	340,466
Nexeo Solutions, Inc. (e)	66,895	715,776
Northrop Grumman Corp.	4,328	1,510,991
NVIDIA Corp.	9,339	2,162,819
ON Semiconductor Corp. (e)	27,249	666,511
Oracle Corp.	66,454	3,040,270
Orthofix International NV (e)	4,483	263,511
Oshkosh Corp.	2,390	184,675
Owens Corning	7,416	596,246
PACCAR, Inc.	14,536	961,847
Park Hotels & Resorts, Inc. REIT	8,616	232,804
Parker-Hannifin Corp.	3,584	612,972
PBF Energy, Inc., Class A	5,756	195,128
Penn Virginia Corp. (e)	15,502	543,190
PepsiCo, Inc.	43,814	4,782,298
PerkinElmer, Inc.	2,530	191,572
Pfizer, Inc.	113,788	4,038,336
PG&E Corp.	12,088	531,026
Phibro Animal Health Corp., Class A	4,889	194,093
Phillips 66	9,065	869,515
Pinnacle Foods, Inc.	13,270	717,907
PNC Financial Services Group, Inc.	18,662	2,822,441
Principal Financial Group, Inc.	12,722	774,897
Procter & Gamble Co.	45,055	3,571,960
Progressive Corp.	17,392	1,059,695
Prudential Financial, Inc.	12,118	1,254,819
PVH Corp.	5,464	827,414
Quest Diagnostics, Inc.	7,222	724,367
Raymond James Financial, Inc.	8,281	740,404
Regeneron Pharmaceuticals, Inc. (e)	2,759	950,089
Reinsurance Group of America, Inc.	9,138	1,407,252
Reliance Steel & Aluminum Co.	2,302	197,373
Royal Caribbean Cruises Ltd.	6,168	726,220

	Shares	Value
Rudolph Technologies, Inc. (e)	8,644	$239,439
Sanderson Farms, Inc.	5,159	614,024
Schweitzer-Mauduit International, Inc.	7,172	280,784
Seaboard Corp.	65	277,225
SMART Global Holdings, Inc. (e)	4,798	239,132
Southwest Airlines Co.	8,359	478,804
Speedway Motorsports, Inc.	12,724	226,742
Spirit AeroSystems Holdings, Inc., Class A	9,061	758,406
Stanley Black & Decker, Inc.	12,860	1,970,152
State Street Corp.	10,909	1,087,955
Stoneridge, Inc. (e)	13,107	361,753
Stryker Corp.	7,644	1,230,072
Summit Hotel Properties, Inc. REIT	20,815	283,292
Superior Industries International, Inc.	21,372	284,248
Sutherland Asset Management Corp. REIT	12,764	193,375
Sykes Enterprises, Inc. (e)	4,989	144,382
SYNNEX Corp.	1,563	185,059
Sysco Corp.	17,204	1,031,552
Target Corp.	29,075	2,018,677
Teleflex, Inc.	2,628	670,087
Tenneco, Inc.	6,397	351,003
Teradyne, Inc.	3,882	177,446
Texas Instruments, Inc.	42,802	4,446,700
Thermo Fisher Scientific, Inc.	10,792	2,228,116
Thor Industries, Inc.	4,022	463,214
Time Warner, Inc.	18,303	1,731,098
Toll Brothers, Inc.	9,489	410,399
Total System Services, Inc.	9,234	796,525
Tower International, Inc.	9,675	268,481
TransUnion (e)	12,751	724,002
Triton International Ltd.	6,012	183,967
Tyson Foods, Inc., Class A	23,668	1,732,261
United Rentals, Inc. (e)	2,439	421,288
UnitedHealth Group, Inc.	19,947	4,268,658
Unum Group	28,912	1,376,500
Valero Energy Corp.	15,850	1,470,404
Venator Materials PLC (e)	10,438	188,823
Verizon Communications, Inc.	53,487	2,557,748
Versum Materials, Inc.	4,870	183,258
Vishay Intertechnology, Inc.	14,755	274,443
Walmart, Inc.	38,173	3,396,252
Waste Management, Inc.	20,575	1,730,769
Weight Watchers International, Inc. (e)	4,669	297,509
Weis Markets, Inc.	5,910	242,192
WellCare Health Plans, Inc. (e)	1,309	253,462
Wells Fargo & Co.	40,473	2,121,190
Werner Enterprises, Inc.	8,096	295,504
Western Asset Mortgage Capital Corp. REIT	19,647	190,379
Western Digital Corp.	5,293	488,385
Xcerra Corp. (e)	26,884	313,199
Xenia Hotels & Resorts, Inc. REIT	9,499	187,320
Xerox Corp.	13,164	378,860
Zebra Technologies Corp., Class A (e)	2,226	309,837
Zoetis, Inc.	13,703	1,144,338

		317,109,988

Total Common Stock (cost—$534,702,615)		606,655,005

128	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Exchange-Traded Funds—0.9%
iShares Core MSCI EAFE	25,600	$1,686,528
iShares Core MSCI Emerging Markets	21,189	1,237,438
iShares Core S&P 500	8,832	2,343,748

Total Exchange-Traded Funds (cost—$5,223,058)		5,267,714

Preferred Stock—0.7%
Brazil—0.0%
Cia Paranaense de Energia	14,600	115,333

Chile—0.1%
Embotelladora Andina S.A., Class B	69,010	338,822

Colombia—0.1%
Avianca Holdings S.A.	164,483	176,018
Banco Davivienda S.A.	29,616	319,261

		495,279

Germany—0.1%
Henkel AG & Co. KGaA	4,943	649,772

	Shares	Value
Korea (Republic of)—0.4%
Samsung Electronics Co., Ltd.	1,393	$2,678,646

Total Preferred Stock (cost—$3,099,169)		4,277,852

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $2,648,082; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $2,703,107 including accrued interest
(cost—$2,648,000)	$2,648	2,648,000

Total Investments (cost—$545,672,842) (b)—99.6%		618,848,571

Other assets less liabilities (f)—0.4%		2,509,960

Net Assets—100.0%		$621,358,531

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $6,452,050, representing 1.0% of net assets.

(b) Securities with an aggregate value of $236,809,545, representing 38.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $4,338,457, representing 0.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and
Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Depreciation
Long position contracts:
E-mini S&P 500 Index	5	6/15/18	$—	(h)	$661	$(32,447)
Mini MSCI Emerging Markets Index	7	6/15/18	—	(h)	416	(11,706)
MSCI EAFE Index	7	6/15/18	—	(h)	700	(10,516)

						$(54,669)

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Purchased:
11,131,270 Philippine Piso settling 4/2/18	State Street Bank and Trust Co.	$213,146	$213,334	$188	$—

Sold:
11,186 Australian Dollar settling 4/3/18	Income Repatriation Boston IBS	8,526	8,591	—	(65)
26,121 British Pound settling 4/3/18	Income Repatriation Boston IBS	36,629	36,647	—	(18)
4,049 New Zealand Dollar settling 4/3/18	Income Repatriation Boston IBS	2,903	2,927	—	(24)
106,743 Singapore Dollar settling 4/2/18	Northern Trust Company	81,548	81,412	136	—
395,778 Swedish Krona settling 4/3/18	Income Repatriation Boston IBS	47,252	47,400	—	(148)

				$324	$(255)

(g) At March 31, 2018, the Fund pledged $347,315 in cash as collateral for futures contracts.

(h) Notional amount rounds to less than $500.

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	10.5%
Oil, Gas & Consumable Fuels	5.2%
Insurance	4.5%
Semiconductors & Semiconductor Equipment	4.5%
Technology Hardware, Storage & Peripherals	3.6%
Pharmaceuticals	3.6%
Internet Software & Services	3.4%
Diversified Telecommunication Services	2.9%
Automobiles	2.8%

Healthcare Providers & Services	2.8%
Machinery	2.5%
Software	2.5%
Food & Staples Retailing	2.4%
Healthcare Equipment & Supplies	2.4%
Capital Markets	2.2%
Chemicals	2.2%
Metals & Mining	2.1%
Food Products	2.1%
IT Services	2.1%
Trading Companies & Distributors	1.9%
Auto Components	1.8%
Specialty Retail	1.6%
Hotels, Restaurants & Leisure	1.5%
Construction & Engineering	1.5%

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	129

Schedule of Investments

March 31, 2018 (Unaudited)

Electric Utilities	1.5%
Media	1.4%
Life Sciences Tools & Services	1.4%
Household Durables	1.3%
Electronic Equipment, Instruments & Components	1.2%
Airlines	1.2%
Beverages	1.2%
Tobacco	1.2%
Aerospace & Defense	0.9%
Equity Real Estate Investment Trusts (REITs)	0.9%
Real Estate Management & Development	0.9%
Internet & Catalog Retail	0.9%
Exchange-Traded Funds	0.9%
Household Products	0.8%
Communications Equipment	0.8%
Paper & Forest Products	0.8%
Industrial Conglomerates	0.7%
Biotechnology	0.7%
Multi-Line Retail	0.7%
Commercial Services & Supplies	0.6%
Air Freight & Logistics	0.6%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Wireless Telecommunication Services	0.5%
Multi-Utilities	0.5%
Textiles, Apparel & Luxury Goods	0.5%
Diversified Financial Services	0.5%
Personal Products	0.4%
Road & Rail	0.4%
Independent Power Producers & Energy Traders	0.4%
Electrical Equipment	0.4%
Transportation Infrastructure	0.3%
Professional Services	0.3%
Leisure Equipment & Products	0.2%
Construction Materials	0.2%
Building Products	0.2%
Thrifts & Mortgage Finance	0.1%
Water Utilities	0.1%
Containers & Packaging	0.1%
Consumer Finance	0.1%
Food & Beverage	0.1%
Energy Equipment & Services	0.1%
Diversified Consumer Services	0.0%
Marine	0.0%
Advertising	0.0%
Repurchase Agreements	0.4%
Other assets less liabilities	0.4%

100.0%

AllianzGI Best Styles International Equity Fund

	Shares	Value
Common Stock—95.8%
Australia—2.8%
Aristocrat Leisure Ltd.	3,501	$65,366
Australian Pharmaceutical Industries Ltd.	36,421	42,214
Commonwealth Bank of Australia	536	29,974
CSR Ltd.	10,135	40,650
Japara Healthcare Ltd.	33,604	52,029
Macquarie Group Ltd.	1,173	93,532
Metcash Ltd.	11,047	26,733
Orora Ltd.	13,340	34,081
OZ Minerals Ltd.	5,301	37,075
Qantas Airways Ltd.	23,718	107,005
Sigma Healthcare Ltd.	46,195	27,822
Sims Metal Management Ltd.	2,304	25,881
South32 Ltd.	15,607	39,223
Spotless Group Holdings Ltd.	23,859	20,157
Treasury Wine Estates Ltd.	2,486	32,480
Westpac Banking Corp.	2,782	61,620

		735,842

Austria—1.3%
Erste Group Bank AG	1,646	82,750
Lenzing AG	190	23,496
Mayr Melnhof Karton AG	307	46,601
OMV AG	1,448	84,457
Porr AG	1,523	52,431
Telekom Austria AG (e)	282	2,690
Voestalpine AG	1,245	65,309

		357,734

Belgium—0.9%
Euronav NV	5,879	48,817
KBC Group NV	810	70,534
UCB S.A.	1,591	129,568

		248,919

Brazil—0.6%
Banco Santander Brasil S.A. ADR	5,673	68,190
Estacio Participacoes S.A.	6,200	65,672
Vale S.A.	2,597	33,203

		167,065

Canada—0.8%
Canadian Imperial Bank of Commerce	776	68,496
Empire Co., Ltd.	935	18,768
Manulife Financial Corp.	2,892	53,694
Toronto-Dominion Bank	1,411	80,215

		221,173

China—0.8%
AAC Technologies Holdings, Inc.	2,000	36,649
Agricultural Bank of China Ltd., Class H	192,000	110,255
China Petroleum & Chemical Corp. ADR	363	32,118
Kingboard Chemical Holdings Ltd.	6,000	27,739

		206,761

Denmark—1.2%
Alm Brand A/S	7,131	72,883
Danske Bank A/S	3,605	135,073
Schouw & Co. AB	405	40,120
Vestas Wind Systems A/S	1,120	80,138

		328,214

	Shares	Value
Finland—0.6%
UPM-Kymmene Oyj	4,531	$167,981

France—10.6%
Alten S.A.	635	61,217
Amundi S.A. (a)	475	38,146
ArcelorMittal (e)	2,152	68,352
Arkema S.A.	122	15,927
Atos SE	618	84,672
AXA S.A.	4,204	111,755
BNP Paribas S.A.	3,729	276,545
Bouygues S.A.	2,423	121,485
Capgemini SE	1,026	128,019
Casino Guichard Perrachon S.A.	1,545	75,672
Christian Dior SE	95	37,553
Cie de Saint-Gobain	1,633	86,231
Engie S.A.	8,397	140,217
ICADE REIT	406	39,416
Ipsen S.A.	192	29,844
Kaufman & Broad S.A.	340	17,892
LVMH Moet Hennessy Louis Vuitton S.A.	383	118,030
Natixis S.A.	5,209	42,741
Orange S.A.	4,073	69,232
Peugeot S.A.	4,058	97,714
Rallye S.A.	2,238	33,628
Rubis SCA	309	22,319
Safran S.A.	1,004	106,554
Sanofi	3,569	286,377
SCOR SE	1,340	54,706
Societe Generale S.A.	4,330	235,164
STMicroelectronics NV	5,238	116,565
Total S.A.	2,114	121,174
Valeo S.A.	723	47,826
Vinci S.A.	1,312	129,225

		2,814,198

Germany—4.7%
Adidas AG	819	199,261
Bayer AG	2,379	268,193
Bayerische Motoren Werke AG	698	75,921
Covestro AG (a)	897	88,325
Daimler AG	2,113	180,028
Deutsche EuroShop AG	493	18,086
Deutsche Lufthansa AG	2,983	95,359
Deutsche Post AG	3,821	167,357
SAP SE	151	15,852
Siltronic AG (e)	381	65,346
Uniper SE	939	28,616
Wuestenrot & Wuerttembergische AG	2,358	55,713

		1,258,057

Greece—0.6%
Hellenic Petroleum S.A.	8,372	80,998
Mytilineos Holdings S.A. (e)	5,418	58,086
Tsakos Energy Navigation Ltd.	7,558	24,942

		164,026

Hong Kong—3.3%
BOC Hong Kong Holdings Ltd.	37,000	181,514
CK Asset Holdings Ltd.	18,000	151,903
CK Hutchison Holdings Ltd.	12,420	149,230
CLP Holdings Ltd.	1,500	15,294
Henderson Land Development Co., Ltd.	6,000	39,342
Hongkong Land Holdings Ltd.	4,000	27,636
I-CABLE Communications Ltd. (e)	2,808	72

130	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Man Wah Holdings Ltd.	84,400	$67,317
Minth Group Ltd.	6,000	27,529
Shun Tak Holdings Ltd.	112,000	46,535
WH Group Ltd. (a)	109,500	117,328
Wheelock & Co., Ltd.	4,000	29,340
Xinyi Glass Holdings Ltd.	8,000	12,177
Yue Yuen Industrial Holdings Ltd.	3,000	12,019

		877,236

Ireland—0.4%
CRH PLC	2,085	70,481
Kingspan Group PLC	671	28,401
Smurfit Kappa Group PLC	337	13,638

		112,520

Israel—0.1%
Israel Discount Bank Ltd., Class A (e)	10,049	28,929

Italy—4.1%
Assicurazioni Generali SpA	3,692	70,968
DiaSorin SpA	256	23,060
Enel SpA	38,732	237,009
Eni SpA	7,880	138,808
EXOR NV	1,229	87,485
Fiat Chrysler Automobiles NV (e)	8,674	176,917
Fincantieri SpA (e)	23,774	34,867
Hera SpA	7,857	28,789
Intesa Sanpaolo SpA	26,648	97,025
Recordati SpA	2,488	91,796
Societa Cattolica di Assicurazioni SC	6,744	71,811
UniCredit SpA (e)	2,299	48,052

		1,106,587

Japan—25.7%
Aisin Seiki Co., Ltd.	1,500	81,859
Alfresa Holdings Corp.	1,800	40,645
ANA Holdings, Inc.	3,200	124,000
AOI Electronics Co., Ltd.	1,400	49,531
Asahi Glass Co., Ltd.	2,600	108,959
Asahi Group Holdings Ltd.	3,300	177,469
Asahi Kasei Corp.	11,800	157,717
Astellas Pharma, Inc.	8,100	123,897
Bandai Namco Holdings, Inc.	1,900	61,491
Brother Industries Ltd.	2,100	48,694
Canon Marketing Japan, Inc.	700	18,938
Dai-ichi Life Holdings, Inc.	5,500	101,538
Daikin Industries Ltd.	700	77,765
Denso Corp.	700	38,503
Disco Corp.	400	85,497
FUJIFILM Holdings Corp.	2,200	87,854
Fujitsu Ltd.	10,000	60,769
Heiwado Co., Ltd.	1,700	41,252
Hitachi Chemical Co., Ltd.	1,400	31,276
Hitachi High-Technologies Corp.	1,200	57,046
Hitachi Ltd.	11,000	80,120
Hokuhoku Financial Group, Inc.	2,900	39,806
Hosiden Corp.	4,800	60,388
Idemitsu Kosan Co., Ltd.	1,800	68,869
Japan Airlines Co., Ltd.	2,200	89,575
Kajima Corp.	7,000	65,810
KDDI Corp.	1,500	38,632
Keyence Corp.	100	62,466
Kinden Corp.	3,500	58,547
Kirin Holdings Co., Ltd.	3,600	95,839
KYORIN Holdings, Inc.	1,300	24,561
Lasertec Corp.	600	21,871
Marubeni Corp.	19,300	140,939
Marudai Food Co., Ltd.	12,000	57,343

	Shares	Value
Megmilk Snow Brand Co., Ltd.	900	$24,445
Mitsubishi Chemical Holdings Corp.	13,500	131,442
Mitsubishi Corp.	7,500	201,893
Mitsubishi Gas Chemical Co., Inc.	3,500	84,465
Mitsubishi Heavy Industries Ltd.	500	19,279
Mitsubishi Tanabe Pharma Corp.	1,600	32,325
Mitsui & Co., Ltd.	7,600	130,780
Mizuho Financial Group, Inc.	97,300	177,317
Morinaga Milk Industry Co., Ltd.	1,200	48,834
NH Foods Ltd.	1,500	61,591
Nippon Electric Glass Co., Ltd.	2,400	69,572
Nippon Flour Mills Co., Ltd.	4,900	76,577
Nippon Telegraph & Telephone Corp.	4,100	191,278
Nippon Television Holdings, Inc.	2,700	47,441
Nishimatsu Construction Co., Ltd.	200	4,977
Nissan Motor Co., Ltd.	19,300	199,217
Nisshin Oillio Group Ltd.	2,000	55,794
Nomura Holdings, Inc.	19,000	110,795
NTT DOCOMO, Inc.	3,200	81,579
Obayashi Corp.	4,300	47,368
Okinawa Cellular Telephone Co.	1,800	65,857
Okumura Corp.	400	15,637
ORIX Corp.	5,900	105,734
Prima Meat Packers Ltd.	7,000	39,394
Rohm Co., Ltd.	900	85,429
Seino Holdings Co., Ltd.	2,300	42,499
Sekisui Chemical Co., Ltd.	5,600	98,207
Shin-Etsu Chemical Co., Ltd.	1,100	114,740
Shindengen Electric Manufacturing Co., Ltd.	500	32,755
Shionogi & Co., Ltd.	2,600	135,391
Showa Corp.	1,300	22,272
SoftBank Group Corp.	2,100	156,642
Sojitz Corp.	21,400	68,259
Sompo Holdings, Inc.	3,800	153,113
Sumitomo Corp.	10,200	170,876
Sumitomo Electric Industries Ltd.	3,100	47,379
Sumitomo Forestry Co., Ltd.	1,200	19,298
Sumitomo Mitsui Financial Group, Inc.	2,200	93,333
Taisei Corp.	2,000	102,579
Takeda Pharmaceutical Co., Ltd.	3,700	180,417
Tohoku Electric Power Co., Inc.	1,400	19,045
Tokyo Electron Ltd.	1,000	184,991
Toridoll Holdings Corp.	700	25,871
Toyoda Gosei Co., Ltd.	800	18,528
Toyota Motor Corp.	4,800	311,672
Tsubaki Nakashima Co., Ltd.	1,500	38,735
Tsumura & Co.	400	13,902
Ulvac, Inc.	700	39,602
USS Co., Ltd.	1,700	34,795
Valor Holdings Co., Ltd.	1,700	46,424
Warabeya Nichiyo Holdings Co., Ltd.	2,200	54,786
Zeon Corp.	2,000	29,057

		6,843,654

Korea (Republic of)—0.6%
POSCO	138	44,050
Samsung Electronics Co., Ltd. GDR	70	80,972
SK Innovation Co., Ltd.	222	44,124

		169,146

	Shares	Value
Mexico—0.1%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand, Class B	10,100	$14,528

Netherlands—3.3%
Accell Group	1,300	28,321
Aegon NV	18,296	123,440
AerCap Holdings NV (e)	957	48,539
BE Semiconductor Industries NV	521	53,444
Corbion NV	278	8,434
Heineken NV	369	39,687
ING Groep NV	9,287	156,720
Koninklijke DSM NV	1,420	141,144
Koninklijke KPN NV	21,056	63,315
Koninklijke Philips NV	733	28,068
Unilever NV	3,019	170,409
Wereldhave NV REIT	342	13,078

		874,599

New Zealand—0.7%
Air New Zealand Ltd.	24,662	57,788
Fonterra Co-operative Group Ltd. UNIT	17,136	73,297
New Zealand Refining Co., Ltd.	29,024	48,062

		179,147

Norway—0.8%
Austevoll Seafood ASA	2,179	21,928
Grieg Seafood ASA	1,300	12,049
Leroy Seafood Group ASA	3,300	20,491
Norsk Hydro ASA	9,068	53,789
Orkla ASA	3,848	41,470
SpareBank 1 SR Bank ASA	5,431	59,696

		209,423

Portugal—0.1%
Galp Energia SGPS S.A.	1,215	22,913

Russian Federation—0.5%
Novolipetsk Steel PJSC GDR	2,884	72,091
Rosneft Oil Co. PJSC GDR	2,700	14,831
X5 Retail Group NV GDR (e)	1,425	47,789

		134,711

Singapore—1.4%
DBS Group Holdings Ltd.	9,200	194,325
Oversea-Chinese Banking Corp., Ltd.	10,600	104,421
QAF Ltd.	64,800	49,981
Venture Corp., Ltd.	1,300	28,115

		376,842

Spain—3.1%
Aena SME S.A. (a)	159	32,061
Amadeus IT Group S.A.	1,004	74,299
Banco Santander S.A.	14,735	96,446
Banco Santander S.A.	3,591	23,429
Bankinter S.A.	1,113	11,459
CaixaBank S.A.	13,767	65,636
Cia de Distribucion Integral Logista Holdings S.A.	839	17,786
CIE Automotive S.A.	1,369	48,914
Endesa S.A.	1,333	29,366
International Consolidated Airlines Group S.A.	11,899	102,705
Mapfre S.A.	12,497	41,577
Melia Hotels International S.A.	3,837	54,316
Repsol S.A.	9,516	169,153
Siemens Gamesa Renewable Energy S.A.	3,299	53,025

		820,172

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	131

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Sweden—1.8%
Boliden AB	2,424	$85,297
Loomis AB, Class B	1,112	40,144
Nobina AB (a)	11,074	71,617
SAS AB (e)	5,875	13,959
Svenska Cellulosa AB SCA, Class B	6,598	70,510
Volvo AB, Class B	10,622	194,429

		475,956

Switzerland—7.4%
Adecco Group AG	1,351	96,232
Baloise Holding AG	715	109,383
Bobst Group S.A.	483	53,573
Flughafen Zurich AG	103	22,749
Lonza Group AG (e)	573	135,136
Nestle S.A.	4,582	362,168
Novartis AG	3,310	267,716
OC Oerlikon Corp. AG (e)	2,339	41,343
Partners Group Holding AG	201	149,569
Roche Holding AG	832	190,858
Sika AG	6	47,065
Swiss Life Holding AG (e)	238	84,815
Swiss Re AG	1,810	184,741
Zurich Insurance Group AG	724	238,820

		1,984,168

Taiwan—1.2%
Compeq Manufacturing Co., Ltd.	38,000	39,575
Formosa Chemicals & Fibre Corp.	22,000	83,067
Formosa Plastics Corp.	17,000	60,547
HannStar Display Corp.	140,000	48,896
Longwell Co.	9,000	15,243
Mitac Holdings Corp.	17,000	19,709
Nan Ya Plastics Corp.	8,000	22,653
Sunplus Technology Co., Ltd.	33,000	18,174

		307,864

Thailand—0.3%
Kiatnakin Bank PCL (c)(d)	10,900	25,150
PTT PCL (c)(d)	3,000	52,836

		77,986

Turkey—0.1%
Soda Sanayii AS	11,896	16,540

United Kingdom—15.9%
3i Group PLC	6,874	82,968
Anglo American PLC	6,225	145,009

	Shares	Value
AstraZeneca PLC	1,287	$88,470
BAE Systems PLC	10,915	89,303
Barratt Developments PLC	5,353	39,833
Bellway PLC	1,534	65,648
Berkeley Group Holdings PLC	1,836	97,601
BP PLC	36,403	245,542
British American Tobacco PLC	1,239	71,623
British Land Co. PLC REIT	4,183	37,707
Britvic PLC	1,654	15,845
Carnival PLC	1,627	104,719
Centamin PLC	11,048	23,954
Centrica PLC	26,952	53,771
Coca-Cola HBC AG (e)	3,259	120,605
Compass Group PLC	7,606	155,307
Dart Group PLC	4,276	49,970
Direct Line Insurance Group PLC	5,393	28,877
Electrocomponents PLC	7,884	66,407
Firstgroup PLC (e)	26,238	30,227
Galliford Try PLC	2,304	27,075
GKN PLC	9,749	63,192
Glencore PLC (e)	40,487	201,189
Greggs PLC	583	10,062
Hansteen Holdings PLC REIT	12,829	22,986
Highland Gold Mining Ltd.	8,623	18,611
HSBC Holdings PLC	36,361	341,456
IQE PLC (e)	22,214	40,305
J Sainsbury PLC	15,911	53,373
Legal & General Group PLC	30,085	109,005
Lloyds Banking Group PLC	92,902	84,506
Lookers PLC	33,459	41,194
National Express Group PLC	16,032	86,917
Northgate PLC	5,274	24,964
OneSavings Bank PLC	10,539	55,278
Persimmon PLC	3,205	113,753
Rio Tinto PLC	4,854	246,312
Royal Dutch Shell PLC, Class A	13,966	441,864
Royal Dutch Shell PLC, Class A	3,015	96,049
Royal Dutch Shell PLC, Class B	1,391	44,760
Shire PLC	554	27,572
Smith & Nephew PLC	4,942	92,450
SSE PLC	3,128	56,114
Taylor Wimpey PLC	33,958	87,975
TUI AG	6,978	149,626
WPP PLC	4,802	76,312

		4,226,286

Total Common Stock (cost—$22,318,570)		25,529,177

	Shares	Value
Exchange-Traded Funds—2.8%
iShares Core MSCI EAFE (cost—$752,389)	11,272	$742,599

Preferred Stock—0.5%
Brazil—0.1%
Petroleo Brasileiro S.A. (e)	3,800	24,643

Germany—0.4%
Volkswagen AG	555	110,619

Total Preferred Stock (cost—$94,044)		135,262

Rights (e)— 0.0%
United Kingdom—0.0%
Galliford Try PLC, strike price GBP 5.68, expires 4/13/18 (cost—$0)	768	3,017

Total Investments (cost—$23,165,003) (b)—99.1%		26,410,055

Other assets less liabilities (f)—0.9%		228,715

Net Assets—100.0%		$26,638,770

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $347,477, representing 1.3% of net assets.

(b) Securities with an aggregate value of $24,951,116, representing 93.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $77,986, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Sold:
1,072 Australian Dollar settling 4/3/18	Income Repatriation Boston IBS	$817	$823	$—	$(6)
6,369 British Pound settling 4/3/18	Income Repatriation Boston IBS	8,931	8,936	—	(5)
85 Euro settling 4/3/18	Income Repatriation Boston IBS	104	104	—	(0)

				$—	$(11)

(g) At March 31, 2018, the Fund pledged $9 in cash as collateral for futures contracts. There were no open futures contracts at March 31, 2018, however the Fund had cash pledged as collateral for any transactions in the future.

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australasia and Far East

GBP—British Pound

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

132	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.7%
Pharmaceuticals	7.0%
Oil, Gas & Consumable Fuels	6.8%
Insurance	6.3%
Metals & Mining	4.3%
Food Products	4.3%
Automobiles	4.3%
Chemicals	4.0%
Semiconductors & Semiconductor Equipment	3.0%
Trading Companies & Distributors	2.9%
Exchange-Traded Funds	2.8%
Airlines	2.4%
Construction & Engineering	2.4%
Household Durables	2.3%
Electronic Equipment, Instruments & Components	2.2%
Hotels, Restaurants & Leisure	2.1%
Beverages	1.8%
Capital Markets	1.8%
IT Services	1.5%
Auto Components	1.5%
Machinery	1.4%
Textiles, Apparel & Luxury Goods	1.4%
Electric Utilities	1.3%
Food & Staples Retailing	1.3%
Wireless Telecommunication Services	1.3%
Diversified Telecommunication Services	1.2%
Building Products	1.1%
Real Estate Management & Development	1.0%
Road & Rail	1.0%
Industrial Conglomerates	0.9%
Technology Hardware, Storage & Peripherals	0.9%
Multi-Utilities	0.8%
Aerospace & Defense	0.7%
Diversified Financial Services	0.7%
Air Freight & Logistics	0.7%
Personal Products	0.6%
Paper & Forest Products	0.6%
Healthcare Providers & Services	0.6%
Electrical Equipment	0.6%
Healthcare Equipment & Supplies	0.5%
Life Sciences Tools & Services	0.5%
Media	0.5%
Equity Real Estate Investment Trusts (REITs)	0.4%
Construction Materials	0.4%
Professional Services	0.4%
Containers & Packaging	0.4%
Leisure Equipment & Products	0.3%
Specialty Retail	0.3%
Tobacco	0.3%
Household Products	0.3%
Diversified Consumer Services	0.2%
Commercial Services & Supplies	0.2%
Thrifts & Mortgage Finance	0.2%
Transportation Infrastructure	0.2%
Independent Power Producers & Energy Traders	0.1%
Biotechnology	0.1%
Gas Utilities	0.1%
Distributors	0.1%
Software	0.1%
Other assets less liabilities	0.9%

100.0%

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value
Common Stock—97.3%
Aerospace & Defense—2.5%
Aerovironment, Inc. (d)	1,883	$85,695
Boeing Co.	4,663	1,528,905
Huntington Ingalls Industries, Inc.	1,996	514,489
Northrop Grumman Corp.	3,037	1,060,277

		3,189,366

Air Freight & Logistics—0.4%
FedEx Corp.	913	219,220
United Parcel Service, Inc., Class B	2,434	254,743

		473,963

Airlines—0.6%
Delta Air Lines, Inc.	8,114	444,728
SkyWest, Inc.	3,361	182,839
Southwest Airlines Co.	1,875	107,400
WestJet Airlines Ltd.	2,291	42,144

		777,111

Auto Components—0.7%
Dana, Inc.	5,733	147,682
Lear Corp.	2,046	380,740
Magna International, Inc.	6,817	383,987
Superior Industries International, Inc.	679	9,031

		921,440

Automobiles—0.4%
General Motors Co.	12,304	447,127
Thor Industries, Inc.	920	105,957

		553,084

Banks—6.3%
Bank of America Corp.	45,833	1,374,531
Canadian Imperial Bank of Commerce	8,124	717,089
CenterState Bank Corp.	470	12,469
Citigroup, Inc.	17,002	1,147,635
Citizens Financial Group, Inc.	20,464	859,079
Heritage Financial Corp.	973	29,774
JPMorgan Chase & Co.	16,271	1,789,322
People’s United Financial, Inc.	12,275	229,051
Regions Financial Corp.	49,529	920,249
SunTrust Banks, Inc.	4,217	286,925
Wells Fargo & Co.	10,064	527,454

		7,893,578

Beverages—1.1%
Coca-Cola Co.	3,017	131,028
Constellation Brands, Inc., Class A	1,693	385,869
MGP Ingredients, Inc.	571	51,156
PepsiCo, Inc.	7,902	862,503

		1,430,556

Biotechnology—3.6%
AbbVie, Inc.	11,690	1,106,458
Amgen, Inc.	7,100	1,210,408
Biogen, Inc. (d)	3,058	837,342
Gilead Sciences, Inc.	15,929	1,200,887
Myriad Genetics, Inc. (d)	6,436	190,184

		4,545,279

Building Products—0.6%
Griffon Corp.	747	13,633
Owens Corning	8,383	673,993
Universal Forest Products, Inc.	1,527	49,551

		737,177

	Shares	Value
Capital Markets—2.4%
Ameriprise Financial, Inc.	2,330	$344,700
Apollo Investment Corp.	4,533	23,662
Bank of New York Mellon Corp.	8,487	437,335
Charles Schwab Corp.	5,468	285,539
E*TRADE Financial Corp. (d)	6,286	348,308
Morgan Stanley	22,295	1,203,038
S&P Global, Inc.	2,282	435,999

		3,078,581

Chemicals—2.6%
Air Products & Chemicals, Inc.	3,294	523,845
Ashland Global Holdings, Inc.	2,768	193,179
Cabot Corp.	464	25,854
Chemours Co.	4,720	229,911
DowDuPont, Inc.	17,479	1,113,587
KMG Chemicals, Inc.	471	28,237
LyondellBasell Industries NV, Class A	3,441	363,645
Praxair, Inc.	2,416	348,629
Sherwin-Williams Co.	1,012	396,825
Trinseo S.A.	986	73,013

		3,296,725

Commercial Services & Supplies—1.1%
Brady Corp., Class A	666	24,742
Herman Miller, Inc.	1,379	44,059
KAR Auction Services, Inc.	1,895	102,709
Republic Services, Inc.	3,554	235,381
Transcontinental, Inc., Class A	728	14,381
Waste Management, Inc.	10,803	908,748

		1,330,020

Communications Equipment—1.2%
Arista Networks, Inc. (d)	1,621	413,841
Cisco Systems, Inc.	21,332	914,930
Juniper Networks, Inc.	5,160	125,543
Lumentum Holdings, Inc. (d)	689	43,958

		1,498,272

Construction & Engineering—0.0%
WSP Global, Inc.	1,065	49,053

Consumer Finance—0.1%
Credit Acceptance Corp. (d)	255	84,254
World Acceptance Corp. (d)	559	58,863

		143,117

Containers & Packaging—1.0%
Avery Dennison Corp.	4,133	439,131
CCL Industries, Inc., Class B	5,391	272,155
Packaging Corp. of America	4,295	484,046

		1,195,332

Diversified Consumer Services—0.3%
Career Education Corp. (d)	1,419	18,646
H&R Block, Inc.	12,192	309,799
Regis Corp. (d)	618	9,350

		337,795

Diversified Financial Services—1.0%
Berkshire Hathaway, Inc., Class B (d)	6,443	1,285,250

Diversified Telecommunication Services—1.4%
AT&T, Inc.	30,652	1,092,744
Verizon Communications, Inc.	15,041	719,260

		1,812,004

Electric Utilities—1.8%
American Electric Power Co., Inc.	6,389	438,221
Duke Energy Corp.	1,617	125,269

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	133

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Edison International	2,963	$188,625
Hydro One Ltd. (a)	2,207	35,837
NextEra Energy, Inc.	5,387	879,859
PG&E Corp.	5,243	230,325
PPL Corp.	13,495	381,773

		2,279,909

Electrical Equipment—0.4%
AMETEK, Inc.	4,452	338,218
Hubbell, Inc.	1,120	136,394

		474,612

Electronic Equipment, Instruments & Components—1.4%
Arrow Electronics, Inc. (d)	2,763	212,806
Benchmark Electronics, Inc. (d)	372	11,104
Control4 Corp. (d)	4,014	86,221
Corning, Inc.	24,363	679,241
ePlus, Inc. (d)	611	47,475
IPG Photonics Corp. (d)	1,122	261,852
TE Connectivity Ltd.	4,210	420,579

		1,719,278

Energy Equipment & Services—0.0%
Nordic American Offshore Ltd.	282	310

Equity Real Estate Investment Trusts (REITs)—1.3%
Brixmor Property Group, Inc.	15,185	231,571
CoreCivic, Inc.	2,087	40,738
Equity LifeStyle Properties, Inc.	1,053	92,422
Gaming and Leisure Properties, Inc.	3,312	110,853
H&R Real Estate Investment Trust	1,458	23,799
Hospitality Properties Trust	729	18,473
Lamar Advertising Co., Class A	2,101	133,750
Monmouth Real Estate Investment Corp.	948	14,258
New Senior Investment Group, Inc.	1,702	13,922
Omega Healthcare Investors, Inc.	16,012	432,964
Pure Industrial Real Estate Trust	5,085	31,733
Ramco-Gershenson Properties Trust	2,742	33,891
Retail Properties of America, Inc., Class A	9,245	107,797
RLJ Lodging Trust	7,900	153,576
SmartCentres Real Estate Investment Trust	1,074	24,267
Summit Hotel Properties, Inc.	2,365	32,188
WP Carey, Inc.	1,463	90,691

		1,586,893

Food & Staples Retailing—1.3%
CVS Health Corp.	4,105	255,372
Empire Co., Ltd.	6,672	133,921
SpartanNash Co.	6,166	106,117
Sysco Corp.	8,824	529,087
Walmart, Inc.	6,911	614,872

		1,639,369

Food Products—1.7%
Bunge Ltd.	4,774	352,990
Cal-Maine Foods, Inc. (d)	1,328	58,034
Fresh Del Monte Produce, Inc.	2,158	97,628
Ingredion, Inc.	2,470	318,432
Kraft Heinz Co.	4,195	261,306
Lamb Weston Holdings, Inc.	2,873	167,266

	Shares	Value
Pinnacle Foods, Inc.	6,164	$333,472
Sanderson Farms, Inc.	533	63,438
Tyson Foods, Inc., Class A	6,393	467,904

		2,120,470

Gas Utilities—0.0%
Southwest Gas Holdings, Inc.	436	29,487

Healthcare Equipment & Supplies—3.3%
Abbott Laboratories	18,630	1,116,310
Align Technology, Inc. (d)	1,888	474,133
Baxter International, Inc.	1,953	127,023
Cooper Cos., Inc.	1,976	452,129
Danaher Corp.	5,309	519,804
Hill-Rom Holdings, Inc.	2,043	177,741
Integer Holdings Corp. (d)	937	52,987
Intuitive Surgical, Inc. (d)	709	292,696
Medtronic PLC	9,126	732,088
Merit Medical Systems, Inc. (d)	2,843	128,930
Teleflex, Inc.	464	118,311

		4,192,152

Healthcare Providers & Services—4.5%
Aetna, Inc.	2,761	466,609
Anthem, Inc.	4,416	970,195
BioTelemetry, Inc. (d)	3,441	106,843
Centene Corp. (d)	9,539	1,019,433
Express Scripts Holding Co. (d)	6,257	432,234
LHC Group, Inc. (d)	908	55,897
McKesson Corp.	1,090	153,548
Quest Diagnostics, Inc.	7,078	709,923
UnitedHealth Group, Inc.	8,263	1,768,282

		5,682,964

Healthcare Technology—0.1%
Allscripts Healthcare Solutions, Inc. (d)	10,453	129,095
Vocera Communications, Inc. (d)	998	23,373

		152,468

Hotels, Restaurants & Leisure—3.4%
Carnival Corp.	8,941	586,351
Churchill Downs, Inc.	399	97,376
Darden Restaurants, Inc.	5,059	431,280
Las Vegas Sands Corp.	2,834	203,765
Marriott International, Inc., Class A	2,585	351,508
Marriott Vacations Worldwide Corp.	716	95,371
McDonald’s Corp.	9,643	1,507,972
Restaurant Brands International, Inc.	3,175	180,721
Royal Caribbean Cruises Ltd.	7,481	880,813

		4,335,157

Household Durables—0.1%
Newell Brands, Inc.	5,299	135,018

Household Products—1.0%
Procter & Gamble Co.	16,418	1,301,619
Spectrum Brands Holdings, Inc.	191	19,807

		1,321,426

Independent Power Producers & Energy Traders—0.0%
Capital Power Corp.	1,368	25,739

Industrial Conglomerates—0.3%
3M Co.	411	90,223
General Electric Co.	15,148	204,195
Honeywell International, Inc.	896	129,481

		423,899

	Shares	Value
Insurance—2.7%
AmTrust Financial Services, Inc.	6,460	$79,523
Argo Group International Holdings Ltd.	269	15,441
Aspen Insurance Holdings Ltd.	1,293	57,991
Everest Re Group Ltd.	1,929	495,406
Hartford Financial Services Group, Inc.	203	10,459
Lincoln National Corp.	6,155	449,684
Power Corp. of Canada	2,759	62,960
Principal Financial Group, Inc.	2,274	138,509
Progressive Corp.	14,841	904,262
Prudential Financial, Inc.	8,099	838,651
United Fire Group, Inc.	226	10,816
Universal Insurance Holdings, Inc.	11,210	357,599

		3,421,301

Internet & Catalog Retail—3.1%
Amazon.com, Inc. (d)	2,302	3,331,777
Netflix, Inc. (d)	1,639	484,079
PetMed Express, Inc.	2,722	113,643

		3,929,499

Internet Software & Services—4.3%
Alphabet, Inc., Class A (d)	1,172	1,215,528
Alphabet, Inc., Class C (d)	1,190	1,227,830
Blucora, Inc. (d)	608	14,957
CoStar Group, Inc. (d)	901	326,775
Facebook, Inc., Class A (d)	16,068	2,567,506
Five9, Inc. (d)	2,264	67,444

		5,420,040

IT Services—2.2%
Accenture PLC, Class A	1,661	254,964
Amdocs Ltd.	4,584	305,844
Automatic Data Processing, Inc.	1,817	206,193
Broadridge Financial Solutions, Inc.	2,798	306,913
Convergys Corp.	321	7,261
DXC Technology Co.	4,962	498,830
International Business Machines Corp.	2,817	432,212
Visa, Inc., Class A	6,589	788,176

		2,800,393

Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.	3,451	230,872

Machinery—1.5%
Allison Transmission Holdings, Inc.	1,163	45,427
American Railcar Industries, Inc.	1,455	54,432
Briggs & Stratton Corp.	1,041	22,288
Cummins, Inc.	2,228	361,136
ESCO Technologies, Inc.	496	29,041
Greenbrier Cos., Inc.	2,627	132,007
Ingersoll-Rand PLC	1,391	118,944
New Flyer Industries, Inc.	850	38,635
RBC Bearings, Inc. (d)	422	52,412
Snap-on, Inc.	424	62,557
Stanley Black & Decker, Inc.	5,144	788,061
WABCO Holdings, Inc. (d)	333	44,579
Xylem, Inc.	2,063	158,686

		1,908,205

Media—1.8%
Cogeco Communications, Inc.	593	32,468
Comcast Corp., Class A	13,941	476,364
Interpublic Group of Cos., Inc.	5,742	132,238

134	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Shaw Communications, Inc., Class B	1,579	$30,420
TEGNA, Inc.	12,231	139,311
Time Warner, Inc.	12,009	1,135,811
Walt Disney Co.	2,846	285,852

		2,232,464

Metals & Mining—0.3%
Kaiser Aluminum Corp.	686	69,218
Nucor Corp.	2,782	169,952
OceanaGold Corp.	9,229	24,857
Reliance Steel & Aluminum Co.	855	73,308
Teck Resources Ltd., Class B	2,055	52,924

		390,259

Mortgage Real Estate Investment Trusts (REITs)—2.2%
AGNC Investment Corp.	34,619	654,991
Annaly Capital Management, Inc.	44,210	461,110
Apollo Commercial Real Estate Finance, Inc.	678	12,190
ARMOUR Residential REIT, Inc.	8,739	203,444
Blackstone Mortgage Trust, Inc., Class A	2,628	82,572
Chimera Investment Corp.	17,741	308,871
CYS Investments, Inc.	9,895	66,494
Granite Point Mortgage Trust, Inc.	1,153	19,071
Invesco Mortgage Capital, Inc.	4,360	71,417
MFA Financial, Inc.	21,403	161,165
MTGE Investment Corp.	2,153	38,539
New Residential Investment Corp.	10,098	166,112
New York Mortgage Trust, Inc.	2,737	16,230
PennyMac Mortgage Investment Trust	3,388	61,086
Starwood Property Trust, Inc.	8,710	182,474
Two Harbors Investment Corp.	14,623	224,756

		2,730,522

Multi-Line Retail—0.1%
Canadian Tire Corp., Ltd., Class A	131	17,225
Target Corp.	2,047	142,123

		159,348

Multi-Utilities—0.9%
Ameren Corp.	3,799	215,137
CenterPoint Energy, Inc.	7,301	200,048
SCANA Corp.	5,465	205,211
WEC Energy Group, Inc.	7,826	490,690

		1,111,086

Oil, Gas & Consumable Fuels—4.7%
Andeavor	6,678	671,540
Bonavista Energy Corp.	3,551	3,252
Chevron Corp.	5,907	673,634
CVR Energy, Inc.	2,373	71,712
Exxon Mobil Corp.	13,672	1,020,068
Gibson Energy, Inc.	1,945	25,076
Keyera Corp.	2,115	55,011
Marathon Petroleum Corp.	13,143	960,885
Occidental Petroleum Corp.	12,676	823,433
Pioneer Natural Resources Co.	2,429	417,254
Scorpio Tankers, Inc.	32,470	63,641
Valero Energy Corp.	12,213	1,133,000

		5,918,506

	Shares	Value
Paper & Forest Products—0.3%
Domtar Corp.	6,541	$278,254
Norbord, Inc.	905	32,812
Schweitzer-Mauduit International, Inc.	922	36,096

		347,162

Personal Products—0.3%
Estee Lauder Cos., Inc., Class A	2,780	416,222

Pharmaceuticals—3.6%
Allergan PLC	5,164	869,049
Johnson & Johnson	18,824	2,412,296
Merck & Co., Inc.	8,376	456,241
Pfizer, Inc.	22,231	788,978
Prestige Brands Holdings, Inc. (d)	1,470	49,568

		4,576,132

Professional Services—0.0%
Kelly Services, Inc., Class A	494	14,346

Road & Rail—1.2%
Kansas City Southern	3,875	425,669
Norfolk Southern Corp.	636	86,356
TFI International, Inc.	1,299	33,383
Union Pacific Corp.	6,865	922,862

		1,468,270

Semiconductors & Semiconductor Equipment—6.4%
Applied Materials, Inc.	15,938	886,312
Broadcom Ltd.	2,539	598,315
Brooks Automation, Inc.	1,079	29,219
Cabot Microelectronics Corp.	3,748	401,448
Cirrus Logic, Inc. (d)	7,111	288,920
Intel Corp.	20,181	1,051,027
KLA-Tencor Corp.	5,805	632,803
Lam Research Corp.	4,129	838,848
Micron Technology, Inc. (d)	9,969	519,784
MKS Instruments, Inc.	1,149	132,882
Nanometrics, Inc. (d)	1,081	29,079
NVIDIA Corp.	5,977	1,384,213
Rudolph Technologies, Inc. (d)	1,092	30,248
Texas Instruments, Inc.	12,302	1,278,055

		8,101,153

Software—5.2%
Activision Blizzard, Inc.	8,253	556,747
CA, Inc.	330	11,187
Cadence Design Systems, Inc. (d)	2,984	109,722
Electronic Arts, Inc. (d)	3,725	451,619
Intuit, Inc.	3,089	535,478
Microsoft Corp.	43,846	4,001,824
Open Text Corp.	987	34,337
Oracle Corp.	14,191	649,238
RealPage, Inc. (d)	495	25,493
Synopsys, Inc. (d)	129	10,738
Take-Two Interactive Software, Inc. (d)	1,480	144,714

		6,531,097

Specialty Retail—1.5%
Best Buy Co., Inc.	6,076	425,259
Home Depot, Inc.	8,134	1,449,804

		1,875,063

Technology Hardware, Storage & Peripherals—5.2%
Apple, Inc.	31,729	5,323,492
HP, Inc.	28,563	626,101
NetApp, Inc.	9,160	565,080

		6,514,673

	Shares	Value
Thrifts & Mortgage Finance—0.1%
Genworth MI Canada, Inc.	1,543	$49,104
Kearny Financial Corp.	1,928	25,064
Meta Financial Group, Inc.	207	22,604
Oritani Financial Corp.	673	10,331

		107,103

Tobacco—1.2%
Altria Group, Inc.	14,215	885,879
British American Tobacco PLC ADR	5,157	297,507
Philip Morris International, Inc.	3,464	344,322

		1,527,708

Trading Companies & Distributors—0.2%
GATX Corp.	1,876	128,487
Textainer Group Holdings Ltd. (d)	1,134	19,221
United Rentals, Inc. (d)	731	126,266

		273,974

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (d)	4,254	259,664

Total Common Stock (cost—$104,205,156)		122,931,916

Exchange-Traded Funds—0.9%
iShares Core S&P 500 (cost—$1,170,056)	4,212	1,117,739

Rights (b)(c)(d)—0.0%
Food & Staples Retailing—0.0%
Safeway CVR—PDC, expires 1/30/17 (cost—$189)	5,723	97

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $1,982,062; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $2,023,583 including accrued interest
(cost—$1,982,000)	$1,982	1,982,000

Total Investments (cost—$107,357,401)—99.8%		126,031,752

Other assets less liabilities (e)—0.2%		249,387

Net Assets—100.0%		$126,281,139

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $35,837, representing less than 0.05% of net assets.

(b) Fair-Valued—Security with a value of $97, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	135

Schedule of Investments

March 31, 2018 (Unaudited)

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation
Long position contracts:
E-mini S&P 500 Index	5	6/15/18	$—	(g)	$661	$12,051

(f) At March 31, 2018, the Fund pledged $48,201 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than $500.

Glossary:

ADR—American Depositary Receipt

CVR—Contingent Value Rights

REIT—Real Estate Investment Trust

136	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds & Notes—84.2%
Aerospace & Defense—0.3%
Aerojet Rocketdyne Holdings, Inc.,
2.25%, 12/15/23	$1,190	$1,514,111

Apparel & Textiles—0.5%
Iconix Brand Group, Inc.,
5.75%, 8/15/23	2,340	2,171,731

Auto Components—0.9%
Meritor, Inc. (a)(b),
3.25%, 10/15/37	4,170	4,204,974

Auto Manufacturers—2.4%
Navistar International Corp.,
4.75%, 4/15/19	4,060	4,186,842
Tesla, Inc.,
0.25%, 3/1/19	5,815	5,810,476
2.375%, 3/15/22	1,175	1,226,940

		11,224,258

Biotechnology—4.1%
BioMarin Pharmaceutical, Inc.,
0.599%, 8/1/24	2,410	2,268,412
1.50%, 10/15/20	600	663,750
Exact Sciences Corp.,
1.00%, 1/15/25	4,685	4,185,523
Illumina, Inc.,
0.50%, 6/15/21	4,380	5,362,465
Insmed, Inc.,
1.75%, 1/15/25	3,765	3,329,062
Ionis Pharmaceuticals, Inc.,
1.00%, 11/15/21	2,200	2,178,957
Ligand Pharmaceuticals, Inc.,
0.75%, 8/15/19	565	1,239,204

		19,227,373

Building Materials—0.8%
Patrick Industries, Inc. (a)(b),
1.00%, 2/1/23	3,890	3,869,772

Commercial Services—2.4%
Euronet Worldwide, Inc.,
1.50%, 10/1/44	1,985	2,350,564
LendingTree, Inc. (a)(b),
0.625%, 6/1/22	1,540	2,591,222
Live Nation Entertainment, Inc. (a)(b),
2.50%, 3/15/23	3,620	3,662,285
Square, Inc.,
0.375%, 3/1/22	1,325	2,904,930

		11,509,001

Computers—3.5%
Carbonite, Inc. (a)(b),
2.50%, 4/1/22	1,930	2,519,980
Lumentum Holdings, Inc.,
0.25%, 3/15/24	3,275	4,158,290
Nutanix, Inc. (a)(b),
zero coupon, 1/15/23	3,990	4,811,154
Western Digital Corp. (a)(b),
1.50%, 2/1/24	4,520	4,899,978

		16,389,402

Diversified Financial Services—1.7%
Air Lease Corp.,
3.875%, 12/1/18	2,255	3,362,807
Encore Capital Group, Inc.,
3.25%, 3/15/22	4,225	4,930,575

		8,293,382

	Principal Amount (000s)	Value
Electronics—1.0%
II-VI, Inc. (a)(b),
0.25%, 9/1/22	$4,085	$4,522,095

Energy-Alternate Sources—1.0%
NextEra Energy Partners L.P. (a)(b),
1.50%, 9/15/20	4,630	4,560,536

Engineering & Construction—0.7%
Dycom Industries, Inc.,
0.75%, 9/15/21	2,785	3,539,005

Equity Real Estate Investment Trusts (REITs)—0.8%
Extra Space Storage L.P. (a)(b),
3.125%, 10/1/35	3,525	3,931,817

Healthcare-Products—2.2%
Hologic, Inc. (c)(e),
zero coupon, 3/1/42	680	814,892
Insulet Corp. (a)(b),
1.375%, 11/15/24	4,690	5,379,528
Quidel Corp.,
3.25%, 12/15/20	2,390	4,145,933

		10,340,353

Healthcare-Services—3.5%
Anthem, Inc.,
2.75%, 10/15/42	2,285	6,893,991
Molina Healthcare, Inc.,
1.125%, 1/15/20	1,230	2,479,428
Teladoc, Inc. (a)(b),
3.00%, 12/15/22	3,550	4,212,526
Tivity Health, Inc.,
1.50%, 7/1/18	1,370	2,776,442

		16,362,387

Internet—12.7%
Altaba, Inc.,
zero coupon, 12/1/18	5,200	7,279,740
Booking Holdings, Inc.,
0.35%, 6/15/20	3,910	6,287,190
Chegg, Inc. (a)(b),
0.25%, 5/15/23	3,860	3,976,966
IAC FinanceCo., Inc. (a)(b),
0.875%, 10/1/22	4,255	5,097,060
Okta, Inc. (a)(b),
0.25%, 2/15/23	3,975	4,351,433
Palo Alto Networks, Inc.,
zero coupon, 7/1/19	3,430	5,676,777
Q2 Holdings, Inc. (a)(b),
0.75%, 2/15/23	4,550	4,674,183
RingCentral, Inc. (a)(b),
zero coupon, 3/15/23	2,415	2,432,871
VeriSign, Inc.,
4.865%, 8/15/37	2,450	8,454,460
Weibo Corp. (a)(b),
1.25%, 11/15/22	2,605	3,036,031
Zendesk, Inc. (a)(b),
0.25%, 3/15/23	5,210	5,324,620
Zillow Group, Inc.,
2.00%, 12/1/21	2,840	3,446,712

		60,038,043

Iron/Steel—0.6%
Allegheny Technologies, Inc.,
4.75%, 7/1/22	1,505	2,750,309

IT Services—0.7%
GS Finance Corp. (Fidelity National Information Services, Inc.) (e)(f),
zero coupon, 6/5/23	3,125	3,386,844

	Principal Amount (000s)	Value
Lodging—1.4%
Caesars Entertainment Corp. (a),
5.00%, 10/1/24	$3,820	$6,677,837

Machinery-Diversified—1.3%
Chart Industries, Inc. (a)(b),
1.00%, 11/15/24	5,120	6,008,033

Media—3.0%
DISH Network Corp.,
2.375%, 3/15/24	775	689,201
3.375%, 8/15/26	4,235	4,089,739
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	3,780	4,206,384
Liberty Media Corp. (a)(b),
2.125%, 3/31/48	5,085	5,041,269

		14,026,593

Miscellaneous Manufacturing—0.6%
Trinity Industries, Inc.,
3.875%, 6/1/36	2,010	2,749,451

Oil, Gas & Consumable Fuels—2.2%
Ensco Jersey Finance Ltd.,
3.00%, 1/31/24	4,615	3,709,306
Oasis Petroleum, Inc.,
2.625%, 9/15/23	2,310	2,391,400
Oil States International, Inc. (a)(b),
1.50%, 2/15/23	4,525	4,350,353

		10,451,059

Pharmaceuticals—5.1%
Array BioPharma, Inc. (a)(b),
2.625%, 12/1/24	1,125	1,500,412
Clovis Oncology, Inc.,
2.50%, 9/15/21	1,765	2,052,916
DexCom, Inc. (a)(b),
0.75%, 5/15/22	2,390	2,464,958
Flexion Therapeutics, Inc. (a)(b),
3.375%, 5/1/24	3,280	3,742,834
Jazz Investments I Ltd. (a)(b),
1.50%, 8/15/24	1,190	1,164,847
Neurocrine Biosciences, Inc. (a)(b),
2.25%, 5/15/24	4,575	6,004,166
Sarepta Therapeutics, Inc. (a)(b),
1.50%, 11/15/24	1,840	2,297,628
Supernus Pharmaceuticals, Inc. (a)(b),
0.625%, 4/1/23	4,365	4,654,592

		23,882,353

Pipelines—1.1%
Cheniere Energy, Inc.,
4.25%, 3/15/45	6,965	5,440,675

Retail—0.7%
RH (a)(b),
zero coupon, 6/15/19	3,310	3,442,887

Semiconductors—11.1%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	785	1,150,653
Cypress Semiconductor Corp.,
2.00%, 2/1/23 (a)(b)	1,800	1,948,500
4.50%, 1/15/22	895	1,250,942
Intel Corp.,
3.25%, 8/1/39	5,095	12,683,111
Lam Research Corp.,
1.25%, 5/15/18	1,030	3,479,513
Microchip Technology, Inc.,
1.625%, 2/15/27	10,460	12,418,342
Micron Technology, Inc., Ser. G,
3.00%, 11/15/43	5,025	9,016,875

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	137

Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount (000s)	Value
Novellus Systems, Inc.,
2.625%, 5/15/41	$370	$2,241,427
ON Semiconductor Corp. (a)(b),
1.625%, 10/15/23	3,490	4,792,663
Teradyne, Inc.,
1.25%, 12/15/23	2,225	3,398,033

		52,380,059

Software—12.1%
Citrix Systems, Inc.,
0.50%, 4/15/19	4,385	5,783,377
Coupa Software, Inc. (a)(b),
0.375%, 1/15/23	2,885	3,495,463
Envestnet, Inc.,
1.75%, 12/15/19	3,975	4,375,481
Everbridge, Inc.,
1.50%, 11/1/22	2,475	3,105,887
Guidewire Software, Inc.,
1.25%, 3/15/25	3,490	3,429,689
Nice Systems, Inc.,
1.25%, 1/15/24	4,025	5,002,270
Nuance Communications, Inc. (a)(b),
1.25%, 4/1/25	5,230	5,194,070
Proofpoint, Inc.,
0.75%, 6/15/20	2,760	4,042,293
PROS Holdings, Inc. (a)(b),
2.00%, 6/1/47	4,975	4,794,408
RealPage, Inc. (a)(b),
1.50%, 11/15/22	3,955	5,396,103
ServiceNow, Inc. (a)(b),
zero coupon, 6/1/22	4,535	6,029,963
Workday, Inc. (a)(b),
0.25%, 10/1/22	6,180	6,736,719

		57,385,723

Telecommunications—1.9%
CalAmp Corp.,
1.625%, 5/15/20	3,655	3,915,689
Ciena Corp.,
3.75%, 10/15/18	2,460	3,249,724
InterDigital, Inc.,
1.50%, 3/1/20	1,675	1,946,350

		9,111,763

Transportation—3.9%
Air Transport Services Group, Inc. (a)(b),
1.125%, 10/15/24	4,930	4,967,650
Atlas Air Worldwide Holdings, Inc.,
1.875%, 6/1/24	3,470	4,147,976
Echo Global Logistics, Inc.,
2.50%, 5/1/20	4,065	4,145,186
Greenbrier Cos., Inc.,
2.875%, 2/1/24	4,440	5,094,909

		18,355,721

Total Convertible Bonds & Notes (cost—$346,815,445)		397,747,547

	Shares
Convertible Preferred Stock—12.4%
Banks—2.5%
Bank of America Corp., Ser. L (d),
7.25%	5,160	6,653,562
Wells Fargo & Co., Ser. L (d),
7.50%	4,015	5,179,350

		11,832,912

Diversified Financial Services—1.5%
2017 Mandatory Exchangeable Trust (a)(b),
5.188%, 12/1/20	24,035	2,964,717

	Shares	Value
AMG Capital Trust II,
5.15%, 10/15/37	63,885	$3,975,430

		6,940,147

Electric Utilities—1.5%
NextEra Energy, Inc.,
6.123%, 9/1/19	126,845	7,313,883

Equity Real Estate Investment Trusts (REITs)—1.7%
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	7,150	7,967,003

Hand/Machine Tools—1.0%
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	41,045	4,727,563

Healthcare-Products—1.7%
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	137,535	8,016,269

Metal Fabricate/Hardware—0.8%
Rexnord Corp., Ser. A,
5.75%, 11/15/19	57,430	3,691,600

Oil, Gas & Consumable Fuels—1.7%
Hess Corp.,
8.00%, 2/1/19	60,640	3,611,719
WPX Energy, Inc., Ser. A,
6.25%, 7/31/18	68,550	4,303,569

		7,915,288

Total Convertible Preferred Stock (cost—$49,769,740)		58,404,665

	Principal Amount (000s)
Repurchase Agreements—4.4%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $20,938,651; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $21,360,038 including accrued interest
(cost—$20,938,000)	$20,938	20,938,000

Total Investments (cost—$417,523,185)—101.0%		477,090,212

Liabilities in excess of other assets—(1.0)%		(4,704,382)

Net Assets—100.0%		$472,385,830

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $175,935,487, representing 37.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $169,257,650, representing 35.8% of net assets.

(c) Fair-Valued—Security with a value of $814,892, representing 0.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Perpetual maturity. The date shown, if any, is the next call date.

(e) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

REIT—Real Estate Investment Trust

138	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Emerging Markets

Consumer Fund

	Shares	Value
Common Stock—94.9%
Brazil—5.3%
Ambev S.A.	48,500	$353,601
Ambev S.A. ADR	167,250	1,215,907
Banco Santander Brasil S.A. ADR	12,985	156,080
Estacio Participacoes S.A.	24,100	255,275
Porto Seguro S.A.	19,300	283,878
Tim Participacoes S.A.	38,700	168,798
Via Varejo S.A. UNIT	31,300	287,454

		2,720,993

China—28.1%
Air China Ltd., Class H	244,000	315,109
Alibaba Group Holding Ltd. ADR (e)	7,425	1,362,785
Autohome, Inc. ADR	5,180	445,169
Baidu, Inc. ADR (e)	1,390	310,234
China Huarong Asset Management Co., Ltd., Class H (a)	1,899,000	804,967
China Life Insurance Co., Ltd., Class H	181,000	506,038
China Merchants Bank Co., Ltd., Class H	363,500	1,508,840
China Southern Airlines Co., Ltd., Class H	138,000	144,219
China Vanke Co., Ltd., Class H	179,900	828,373
Geely Automobile Holdings Ltd.	72,000	210,977
Hengan International Group Co., Ltd.	63,000	587,300
New Oriental Education & Technology Group, Inc. ADR	1,440	126,216
Ping An Insurance Group Co. of China Ltd., Class H	204,000	2,103,377
Tencent Holdings Ltd.	89,900	4,825,791
Yum China Holdings, Inc.	11,200	464,800

		14,544,195

Greece—0.2%
OPAP S.A.	7,682	88,046

Hong Kong—3.5%
Galaxy Entertainment Group Ltd.	61,000	559,900
Melco Resorts & Entertainment Ltd. ADR	34,105	988,363
WH Group Ltd. (a)	252,000	270,014

		1,818,277

Hungary—0.3%
OTP Bank PLC	4,066	182,693

India—4.0%
HDFC Bank Ltd. ADR	14,665	1,448,462
Housing Development Finance Corp., Ltd.	16,167	454,246
Indiabulls Housing Finance Ltd.	8,504	162,951

		2,065,659

Japan—3.0%
Suzuki Motor Corp.	28,400	1,541,931

Korea (Republic of)—9.6%
Hana Tour Service, Inc.	1,528	172,808
Hotel Shilla Co., Ltd.	1,928	167,909
KB Financial Group, Inc.	21,760	1,262,019
LG Electronics, Inc.	4,280	441,596

	Shares	Value
LOTTE Himart Co., Ltd.	3,223	$222,438
Samsung Electronics Co., Ltd.	1,024	2,392,552
SK Telecom Co., Ltd.	1,465	317,666

		4,976,988

Malaysia—3.0%
AirAsia Group Bhd.	96,400	99,094
Malayan Banking Bhd.	113,400	308,907
Public Bank Bhd.	186,900	1,162,072

		1,570,073

Mexico—0.3%
Fomento Economico Mexicano S.A.B de C.V. UNIT	17,800	162,932

Russian Federation—3.0%
Mail.Ru Group Ltd. GDR (e)	6,774	236,955
Mobile TeleSystems PJSC ADR	114,875	1,308,426

		1,545,381

South Africa—6.8%
Astral Foods Ltd.	7,447	196,775
Capitec Bank Holdings Ltd.	1,191	87,619
Discovery Ltd.	10,610	153,067
Mr Price Group Ltd.	38,708	930,845
Sanlam Ltd.	42,102	304,154
Standard Bank Group Ltd.	99,764	1,843,483

		3,515,943

Taiwan—8.7%
Cathay Financial Holding Co., Ltd.	849,000	1,522,395
CTBC Financial Holding Co., Ltd.	2,198,000	1,588,247
First Financial Holding Co., Ltd.	910,140	634,790
Pou Chen Corp.	131,000	174,930
Shin Kong Financial Holding Co., Ltd.	1,000,000	383,253
St Shine Optical Co., Ltd.	6,000	177,448

		4,481,063

Thailand—5.8%
Advanced Info Service PCL (c)(d)	169,600	1,120,022
CP ALL PCL (c)(d)	136,200	380,720
Home Product Center PCL (c)(d)	355,700	158,504
Thanachart Capital PCL (c)(d)	646,500	1,078,186
Tisco Financial Group PCL (c)(d)	102,400	288,727

		3,026,159

Turkey—3.4%
Turk Hava Yollari AO (e)	205,781	1,017,658
Turkiye Garanti Bankasi AS	261,753	725,797

		1,743,455

United Kingdom—0.3%
Coca-Cola HBC AG (e)	4,497	166,419

United States—9.6%
Copa Holdings S.A., Class A	9,905	1,274,080
Lear Corp.	1,915	356,362
Mastercard, Inc., Class A	6,785	1,188,461
McDonald’s Corp.	5,120	800,666
Mettler-Toledo International, Inc. (e)	300	172,509

	Shares	Value
Thermo Fisher Scientific, Inc.	1,970	$406,726
Visa, Inc., Class A	4,500	538,290
Waters Corp. (e)	1,245	247,319

		4,984,413

Total Common Stock (cost—$40,284,814)		49,134,620

Preferred Stock—1.1%
Brazil—1.1%
Itau Unibanco Holding S.A. (cost—$530,505)	35,200	547,066

	Principal Amount (000s)
Repurchase Agreements—2.2%
State Street Bank and Trust Co.,dated 3/29/18, 0.28%, due 4/2/18, proceeds $1,159,036; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $1,184,171 including accrued interest
(cost—$1,159,000)	$1,159	1,159,000

Total Investments (cost—$41,974,319) (b)—98.2%		50,840,686

Other assets less liabilities—1.8%		933,852

Net Assets—100.0%		$51,774,538

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,074,981, representing 2.1% of net assets.

(b) Securities with an aggregate value of $31,351,938, representing 60.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $3,026,159, representing 5.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	139

Schedule of Investments

March 31, 2018 (Unaudited)

    _

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	24.8%
Internet Software & Services	13.9%
Insurance	10.2%
Hotels, Restaurants & Leisure	5.9%
Wireless Telecommunication Services	5.6%
Airlines	5.5%
Technology Hardware, Storage & Peripherals	4.6%
Beverages	3.7%
Specialty Retail	3.4%
Automobiles	3.4%
IT Services	3.3%
Real Estate Management & Development	1.6%
Life Sciences Tools & Services	1.6%
Capital Markets	1.6%
Thrifts & Mortgage Finance	1.2%
Personal Products	1.1%
Food Products	0.9%
Household Durables	0.9%
Diversified Consumer Services	0.7%
Food & Staples Retailing	0.7%
Auto Components	0.7%
Healthcare Equipment & Supplies	0.4%
Textiles, Apparel & Luxury Goods	0.3%
Repurchase Agreements	2.2%
Other assets less liabilities	1.8%

100.0%

AllianzGI Emerging Markets Debt Fund

		Principal Amount (000s)	Value
CORPORATE BONDS & NOTES—48.4%
Argentina—1.8%
Banco Hipotecario S.A., BADLAR + 4.000% (a)(b)(e),
26.771%, 11/7/22	ARS	2,400	$119,682
Banco Macro S.A. (a)(b),
17.50%, 5/8/22		5,200	242,785
Banco Supervielle S.A., BADLAR + 4.500% (a)(b)(e),
27.271%, 8/9/20		4,500	223,955

			586,422

Brazil—2.4%
Banco do Brasil S.A., (converts to FRN on 4/15/24) (c)(e),
6.25%, 10/29/49	$	300	274,125
Minerva Luxembourg S.A.,
5.875%, 1/19/28		200	183,052
Petrobras Global Finance BV,
7.375%, 1/17/27		300	325,350

			782,527

China—6.5%
China Evergrande Group,
8.75%, 6/28/25		400	400,049
China Reinsurance Finance Corp., Ltd.,
3.375%, 3/9/22		400	387,636
Modern Land China Co., Ltd.,
6.875%, 10/20/19		200	199,859
Overseas Chinese Town Asia Holdings Ltd., (converts to FRN on 10/10/20) (c)(e),
4.30%, 12/31/99		200	195,208
Postal Savings Bank of China Co., Ltd., (converts to FRN on 9/27/22) (c)(e),
4.50%, 12/31/99		200	188,894
Rock International Investment, Inc.,
6.625%, 3/27/20		200	183,464
Sinopec Group Overseas Development 2015 Ltd.,
3.25%, 4/28/25		400	382,252
State Grid Overseas Investment 2016 Ltd. (a)(b),
2.875%, 5/18/26		200	186,597

			2,123,959

Congo, The Democratic Republic—0.6%
HTA Group Ltd.,
9.125%, 3/8/22		200	213,000

Costa Rica—0.9%
Banco de Costa Rica,
5.25%, 8/12/18		300	302,610

Dominican Republic—1.0%
AES Andres BV,
7.95%, 5/11/26		300	321,798

El Salvador—1.4%
AES El Salvador Trust II,
6.75%, 3/28/23		250	245,000
6.75%, 3/28/23 (a)(b)		210	205,800

			450,800

Ghana—0.6%
Tullow Oil PLC (a)(b),
7.00%, 3/1/25		200	200,250

Hong Kong—2.7%
Chinalco Capital Holdings Ltd.,
4.00%, 8/25/21		400	390,591
CK Hutchison Capital Securities 17 Ltd., (converts to FRN on 5/12/22) (a)(b)(c)(e),
4.00%, 5/12/22		300	293,036
PCCW Capital No 4 Ltd.,
5.75%, 4/17/22		200	214,056

			897,683

		Principal Amount (000s)	Value
India—1.3%
Export-Import Bank of India,
4.00%, 1/14/23	$	409	$410,658

Indonesia—1.8%
ABM Investama Tbk PT,
7.125%, 8/1/22		200	199,011
Medco Straits Services Pte Ltd.,
8.50%, 8/17/22		200	212,160
Minejesa Capital BV,
4.625%, 8/10/30		200	193,108

			604,279

Jamaica—0.8%
Digicel Group Ltd.,
8.25%, 9/30/20		300	259,500

Kazakhstan—1.6%
KazMunayGas National Co. JSC (a)(b),
5.75%, 4/19/47		350	345,214
Nostrum Oil & Gas Finance BV (a)(b),
7.00%, 2/16/25		200	194,950

			540,164

Korea (Republic of)—0.6%
Kyobo Life Insurance Co., Ltd., (converts to FRN on 7/24/22) (a)(b)(e),
3.95%, 7/24/47		200	198,000

Malaysia—1.2%
Gohl Capital Ltd.,
4.25%, 1/24/27		400	393,181

Mauritius—0.6%
Liquid Telecommunications Financing PLC (a)(b),
8.50%, 7/13/22		200	210,611

Mexico—1.7%
Mexico City Airport Trust,
4.25%, 10/31/26		200	192,775
Petroleos Mexicanos,
6.75%, 9/21/47		350	354,377

			547,152

Netherlands—0.8%
VEON Holdings BV (a)(b),
3.95%, 6/16/21		250	246,875

Nigeria—2.7%
First Bank of Nigeria Ltd. via FBN Finance Co. BV, (converts to FRN on 7/23/19) (a)(b)(e),
8.00%, 7/23/21		251	249,583
IHS Netherlands Holdco BV,
9.50%, 10/27/21		400	420,750
Zenith Bank PLC (a)(b),
7.375%, 5/30/22		200	206,818

			877,151

Qatar—0.8%
Ras Laffan Liquefied Natural Gas Co., Ltd. III (a)(b),
6.332%, 9/30/27		250	279,329

Russian Federation—5.3%
Credit Bank of Moscow via CBOM Finance PLC (a)(b),
5.55%, 2/14/23		200	196,801
Gazprom OAO via Gaz Capital S.A. (a)(b),
4.95%, 3/23/27		200	198,750
Global Ports Finance PLC (a)(b),
6.50%, 9/22/23		200	208,864
Lukoil International Finance BV (a)(b),
4.75%, 11/2/26		500	507,668
Novolipetsk Steel via Steel Funding DAC (a)(b),
4.00%, 9/21/24		200	195,392

140	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

		Principal Amount (000s)	Value
Sberbank of Russia via SB Capital S.A. (a)(b),
5.25%, 5/23/23	$	424	$431,980

			1,739,455

Singapore—1.2%
Parkway Pantai Ltd., (converts to FRN on 7/27/22) (c)(e),
4.25%, 12/31/99		400	388,572

South Africa—2.5%
Gold Fields Orogen Holdings BVI Ltd. (a)(b),
4.875%, 10/7/20		400	403,800
MTN Mauritius Investment Ltd.,
6.50%, 10/13/26		200	211,646
Myriad International Holdings BV (a)(b),
4.85%, 7/6/27		200	204,146

			819,592

Spain—0.8%
Ajecorp BV,
6.50%, 5/14/22		300	273,000

Turkey—4.9%
Akbank Turk AS, (converts to FRN on 4/27/23) (a)(b)(e),
6.797%, 4/27/28		200	198,443
Finansbank AS (a)(b),
4.875%, 5/19/22		200	193,116
Global Liman Isletmeleri,
8.125%, 11/14/21		200	204,612
KOC Holding AS,
5.25%, 3/15/23		200	202,301
Tupras Turkiye Petrol Rafinerileri AS (a)(b),
4.50%, 10/18/24		200	191,248
Yapi ve Kredi Bankasi AS (a)(b),
5.75%, 2/24/22		200	199,424
Yasar Holding AS (a)(b),
8.875%, 5/6/20		400	405,496

			1,594,640

Ukraine—1.3%
MHP S.A. (a)(b),
6.95%, 4/3/26		200	199,960
MHP SE (a)(b),
7.75%, 5/10/24		200	211,178

			411,138

United Arab Emirates—0.6%
ADCB Finance Cayman Ltd. (a)(b),
4.00%, 3/29/23		200	200,275

Total Corporate Bonds & Notes (cost—$16,155,817)			15,872,621

Sovereign Debt Obligations—42.7%
Angola—1.7%
Angolan Government International Bond,
9.50%, 11/12/25		300	338,996
9.50%, 11/12/25 (a)(b)		200	226,848

			565,844

Argentina—9.7%
Argentine Republic Government International Bond,
5.25%, 1/15/28	€	100	120,252
5.875%, 1/11/28	$	150	141,581
6.875%, 1/11/48		300	273,760
7.125%, 6/28/17 (a)(b)		500	461,339
8.28%, 12/31/33		561	603,577
Provincia de Buenos Aires,
4.00%, 5/15/35 (d)	€	200	209,177
7.875%, 6/15/27	$	200	208,330
BADLAR + 3.830%, 26.742%, 5/31/22 (e)	ARS	6,000	304,542

		Principal Amount (000s)	Value
Provincia de la Rioja (a)(b),
9.75%, 2/24/25	$	150	$159,365
Provincia de Mendoza Argentina, BADLAR + 4.375% (e),
27.292%, 6/9/21	ARS	2,400	121,588
Provincia de Rio Negro (a)(b),
7.75%, 12/7/25	$	300	283,875
Provincia del Chubut Argentina,
7.75%, 7/26/26		300	290,977

			3,178,363

Bahrain—0.6%
Bahrain Government International Bond (a)(b),
6.75%, 9/20/29		200	187,173

Belarus—0.6%
Republic of Belarus International Bond (a)(b),
6.20%, 2/28/30		200	198,195

Brazil—2.5%
Brazil Notas do Tesouro Nacional,
10.00%, 1/1/19, Ser. F	BRL	1,000	310,885
10.00%, 1/1/21, Ser. F		1,000	318,386
Brazilian Government International Bond,
5.625%, 2/21/47	$	200	195,044

			824,315

Cameroon—0.7%
Republic of Cameroon International Bond (a)(b),
9.50%, 11/19/25		200	229,727

Ecuador—1.8%
Ecuador Government International Bond (a)(b),
7.875%, 1/23/28		200	192,684
8.875%, 10/23/27		400	407,683

			600,367

Egypt—0.6%
Egypt Government International Bond (a)(b),
6.125%, 1/31/22		200	207,304

Ethiopia—0.9%
Ethiopia International Bond,
6.625%, 12/11/24		300	308,115

Guatemala—0.5%
Guatemala Government Bond (a)(b),
4.50%, 5/3/26		150	149,109

Honduras—0.5%
Honduras Government International Bond (a)(b),
6.25%, 1/19/27		150	159,250

Hungary—1.0%
Hungary Government Bond,
1.75%, 10/26/22	HUF	78,000	314,169

Indonesia—2.0%
Indonesia Government International Bond (a)(b),
4.625%, 4/15/43	$	300	294,778
Indonesia Treasury Bond,
7.875%, 4/15/19	IDR	5,000,000	372,772

			667,550

Jordan—1.2%
Jordan Government International Bond,
5.75%, 1/31/27	$	400	390,222

Kenya—0.6%
Kenya Government International Bond (a)(b),
8.25%, 2/28/48		200	214,366

		Principal Amount (000s)	Value
Lebanon—0.6%
Lebanon Government International Bond,
6.20%, 2/26/25	$	190	$181,752

Mexico—1.1%
Mexican Bonos,
10.00%, 12/5/24	MXN	5,800	365,576

Mongolia—0.6%
Mongolia Government International Bond (a)(b),
5.625%, 5/1/23	$	200	197,761

Nigeria—0.6%
Nigeria Government International Bond (a)(b),
7.625%, 11/28/47		200	207,364

Panama—0.8%
Panama Government International Bond,
3.75%, 3/16/25		250	252,527

Poland—1.9%
Republic of Poland Government Bond,
1.75%, 7/25/21	PLN	1,500	436,630
2.00%, 4/25/21		600	176,420

			613,050

Russian Federation—1.9%
Russian Federation Bond,
4.25%, 6/23/27 (a)(b)	$	400	398,641
4.875%, 9/16/23		200	210,682

			609,323

Senegal—0.6%
Senegal Government International Bond (a)(b),
6.25%, 5/23/33		200	197,243

South Africa—1.9%
Republic of South Africa Government Bond,
6.75%, 3/31/21	ZAR	7,500	629,002

Sri Lanka—1.5%
Sri Lanka Government International Bond,
5.875%, 7/25/22	$	300	305,280
6.20%, 5/11/27 (a)(b)		200	197,329

			502,609

Supranational—1.2%
African Export-Import Bank,
4.125%, 6/20/24		200	195,174
Eastern and Southern African Trade and Development Bank,
5.375%, 3/14/22		200	204,669

			399,843

Trinidad And Tobago—0.9%
Trinidad & Tobago Government International Bond (a)(b),
4.50%, 8/4/26		300	306,000

Tunisia—0.6%
Banque Centrale de Tunisie International Bond,
5.75%, 1/30/25		200	190,884

Turkey—1.4%
Turkey Government Bond,
10.70%, 8/17/22	TRY	1,200	279,750
Turkey Government International Bond,
5.125%, 2/17/28	$	200	189,121

			468,871

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	141

Schedule of Investments

March 31, 2018 (Unaudited)

		Principal Amount (000s)	Value
Ukraine—1.7%
Ukraine Government International Bond (a)(b),
7.375%, 9/25/32	$	350	$338,581
7.75%, 9/1/23		200	207,718

			546,299

Uruguay—0.5%
Uruguay Government International Bond (a)(b),
8.50%, 3/15/28	UYU	5,000	162,550

Total Sovereign Debt Obligations (cost—$14,011,455)			14,024,723

		Principal Amount (000s)	Value
Repurchase Agreements—7.6%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $2,492,078; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $2,543,219 including accrued interest
(cost—$2,492,000)	$	2,492	$2,492,000

Total Investments (cost—$32,659,272)—98.7%			32,389,344

Other assets less liabilities (f)—1.3%			415,402

Net Assets—100.0%			$32,804,746

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $13,134,909, representing 40.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $13,134,909, representing 40.0% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2018.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Appreciation
Sold:
1,138,836 Turkish Lira settling 4/6/18	JPMorgan Securities PLC	$295,730	$288,318	$7,412

(g) At March 31, 2018, the Fund pledged $405 in cash as collateral for futures contracts. There were no open futures contracts at March 31, 2018, however the Fund had cash pledged as collateral for any transactions in the future.

Glossary:

ARS—Argentine Peso

BADLAR—Buenos Aires Deposits of Large Amount Rate

BRL—Brazilian Real

€—Euro

FRN—Floating Rate Note

HUF—Hungarian Forint

IDR—Indonesian Rupiah

MXN—Mexican Peso

PLN—Polish Zloty

TRY—Turkish Lira

UYU—Uruguayan Peso

ZAR—South African Rand

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	42.7%
Banks	11.1%
Oil, Gas & Consumable Fuels	9.7%
Telecommunications	5.4%
Electric Utilities	3.5%
Holding Companies-Diversified	3.3%
Mining	2.4%
Insurance	1.8%
Food & Beverage	1.4%
Commercial Services	1.3%
Agriculture	1.3%
Real Estate Management & Development	1.2%
Real Estate	1.2%
Lodging	1.2%
Healthcare-Services	1.2%
Media	0.6%
Iron/Steel	0.6%
Engineering & Construction	0.6%
Chemicals	0.6%
Repurchase Agreements	7.6%
Other assets less liabilities	1.3%

100.0%

142	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value
Common Stock—95.3%
Brazil—2.8%
Anima Holding S.A.	4,600	$35,265
Even Construtora e Incorporadora S.A. (d)	15,200	24,079
Fibria Celulose S.A.	5,800	114,245
Via Varejo S.A. UNIT	15,600	143,268

		316,857

China—10.5%
Beijing Capital Land Ltd., Class H	270,000	166,350
China Lesso Group Holdings Ltd.	64,000	48,926
China Lilang Ltd.	27,000	33,870
China Meidong Auto Holdings Ltd.	90,000	36,668
Consun Pharmaceutical Group Ltd.	67,000	71,743
Datang International Power Generation Co., Ltd., Class H (d)	194,000	58,568
Fang Holdings Ltd. ADR (d)	8,700	44,718
Jiangsu Expressway Co., Ltd., Class H	60,000	85,186
Lee & Man Paper Manufacturing Ltd.	156,000	166,573
Tianjin Development Holdings Ltd.	86,000	38,329
Tianjin Zhongxin Pharmaceutical Group Corp., Ltd.	26,400	24,381
Towngas China Co., Ltd. (d)	285,000	249,139
Xingda International Holdings Ltd.	67,000	22,850
Yuexiu Property Co., Ltd.	300,000	71,347
Yuexiu Real Estate Investment Trust REIT	77,000	53,504

		1,172,152

Colombia—0.6%
Avianca Holdings S.A. ADR	8,100	68,607

Czech Republic—0.8%
Philip Morris CR AS	80	66,498
Unipetrol AS	1,340	24,536

		91,034

Greece—3.3%
Hellenic Petroleum S.A.	2,580	24,961
Intralot SA-Integrated Lottery Systems & Services (d)	43,694	62,046
Motor Oil Hellas Corinth Refineries S.A.	7,849	177,263
Mytilineos Holdings S.A. (d)	1,970	21,120
OPAP S.A.	7,302	83,691

		369,081

Hong Kong—6.5%
Hopewell Holdings Ltd.	8,000	30,815
Johnson Electric Holdings Ltd.	57,500	216,374
K Wah International Holdings Ltd.	246,000	164,547
Luk Fook Holdings International Ltd.	45,000	164,254
Xinyi Glass Holdings Ltd.	96,000	146,127

		722,117

India—11.0%
Bajaj Holdings & Investment Ltd.	781	32,032

	Shares	Value
HT Media Ltd. (d)	16,445	$21,296
Jindal Saw Ltd. (d)	11,265	20,695
Jubilant Foodworks Ltd.	3,373	121,172
Kalyani Steels Ltd.	4,773	21,993
Mphasis Ltd.	17,133	219,798
NIIT Technologies Ltd. (d)	6,952	92,776
Phillips Carbon Black Ltd. (d)	12,167	204,585
SJVN Ltd.	54,703	27,900
Tata Sponge Iron Ltd. (d)	6,589	93,516
Transport Corp. of India Ltd.	5,628	23,062
Uflex Ltd. (d)	11,966	63,118
WNS Holdings Ltd. ADR (d)	6,200	281,046

		1,222,989

Indonesia—1.4%
Adaro Energy Tbk PT	359,900	56,076
Indo Tambangraya Megah Tbk PT	45,500	94,430

		150,506

Korea (Republic of)—17.3%
Caregen Co., Ltd.	394	33,255
DGB Financial Group, Inc.	3,268	35,978
Dong-A ST Co., Ltd.	1,042	111,825
Dongwon Development Co., Ltd.	19,503	86,009
F&F Co., Ltd.	3,294	125,603
Fila Korea Ltd.	324	32,880
Hana Tour Service, Inc.	445	50,327
Hotel Shilla Co., Ltd.	290	25,256
Huvis Corp.	7,098	72,943
ICD Co., Ltd.	5,218	47,781
Jeju Air Co., Ltd.	2,489	105,040
Korea District Heating Corp.	344	26,887
LF Corp.	5,485	136,778
LOTTE Fine Chemical Co., Ltd.	3,541	237,858
LOTTE Himart Co., Ltd.	3,856	266,125
Macquarie Korea Infrastructure Fund	12,796	105,523
Meritz Fire & Marine Insurance Co., Ltd.	3,540	70,521
OCI Co., Ltd.	455	68,093
Samchully Co., Ltd.	403	42,534
Seah Besteel Corp.	5,866	146,012
Silicon Works Co., Ltd.	731	26,308
Unid Co., Ltd.	955	45,330
WONIK IPS Co., Ltd.	858	26,716

		1,925,582

Malaysia—5.9%
AirAsia Group Bhd.	206,900	212,681
Hai-O Enterprise Bhd.	16,200	21,304
Hong Leong Financial Group Bhd.	5,800	28,861
Malaysia Airports Holdings Bhd.	41,000	94,012
Padini Holdings Bhd.	21,600	24,292
Supermax Corp. Bhd.	39,000	26,009
Top Glove Corp. Bhd.	101,400	256,151

		663,310

Mexico—0.5%
Qualitas Controladora SAB De C.V.	19,900	55,278

Peru—0.2%
Alicorp SAA	7,300	25,457

Philippines—0.2%
Cebu Air, Inc.	12,280	22,264

Poland—2.0%
Energa S.A.	67,646	190,735

	Shares	Value
Tauron Polska Energia S.A. (d)	47,051	$33,426

		224,161

Russian Federation—0.6%
PIK Group PJSC (b)(c)	7,478	41,167
Unipro PJSC (b)(c)	502,000	24,799

		65,966

Singapore—0.4%
Valuetronics Holdings Ltd.	50,500	41,895

South Africa—4.6%
AECI Ltd.	9,421	91,912
Astral Foods Ltd.	11,999	317,055
Lewis Group Ltd.	15,513	55,297
Omnia Holdings Ltd.	4,034	50,796

		515,060

Taiwan—15.5%
China Airlines Ltd. (d)	287,000	105,576
Chipbond Technology Corp.	132,000	313,891
Darfon Electronics Corp.	22,000	23,489
Elan Microelectronics Corp.	33,000	50,744
Epistar Corp. (d)	40,000	58,126
Farglory Land Development Co., Ltd.	18,000	20,339
Feng Hsin Iron & Steel Co.	11,000	22,206
Formosa Advanced Technologies Co., Ltd.	31,000	35,353
Gigabyte Technology Co., Ltd.	35,000	82,661
Grand Pacific Petrochemical	280,000	295,873
Greatek Electronics, Inc.	24,000	45,990
Huaku Development Co., Ltd.	22,000	54,571
ITE Technology, Inc.	41,000	54,397
Radiant Opto-Electronics Corp.	31,000	76,891
Sampo Corp.	50,000	24,034
Shinkong Synthetic Fibers Corp.	74,000	24,570
Sinmag Equipment Corp.	4,000	22,430
Syncmold Enterprise Corp.	59,000	138,442
Taishin Financial Holding Co., Ltd.	257,000	126,929
Transcend Information, Inc.	25,000	74,092
Tripod Technology Corp.	9,000	30,526
United Integrated Services Co., Ltd.	24,000	54,176

		1,735,306

Thailand—6.6%
Bangchak Corp., PCL NVDR	116,900	137,864
Bangkok Ranch PCL (b)(c)	307,600	69,953
Home Product Center PCL (b)(c)	420,600	187,424
KGI Securities Thailand PCL (b)(c)	281,700	42,764
Thai Oil PCL NVDR	13,700	39,933
Thanachart Capital PCL (b)(c)	139,100	231,981
Thoresen Thai Agencies PCL (b)(c)	82,800	21,240

		731,159

Turkey—4.3%
Aygaz AS	5,987	22,125
Is Gayrimenkul Yatirim Ortakligi AS REIT	337,940	110,669
Trakya Cam Sanayii AS	204,423	265,369
Turk Hava Yollari AO (d)	16,740	82,785

		480,948

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	143

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
United Arab Emirates—0.3%
RAK Properties PJSC	197,158	$36,500

Total Common Stock (cost—$9,196,933)		10,636,229

Preferred Stock—3.2%
Brazil—0.9%
Cia Ferro Ligas da Bahia—FERBASA	15,600	100,221

Russian Federation—2.3%
Surgutneftegas OJSC (b)(c)(d)	504,659	262,423

Total Preferred Stock (cost—$322,158)		362,644

Total Investments (cost—$9,519,091) (a)—98.5%		10,998,873

Other assets less liabilities—1.5%		162,650

Net Assets—100.0%		$11,161,523

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $8,361,940, representing 74.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $881,751, representing 7.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:
Chemicals	9.4%
Specialty Retail	8.1%
Semiconductors & Semiconductor Equipment	7.3%
Oil, Gas & Consumable Fuels	7.1%
Real Estate Management & Development	5.4%
Airlines	5.3%
IT Services	4.5%
Banks	3.8%
Food Products	3.7%
Textiles, Apparel & Luxury Goods	3.6%
Gas Utilities	3.1%
Hotels, Restaurants & Leisure	2.8%
Building Products	2.8%
Metals & Mining	2.7%
Healthcare Equipment & Supplies	2.5%
Paper & Forest Products	2.5%
Electric Utilities	2.3%
Pharmaceuticals	2.2%
Electrical Equipment	1.9%
Transportation Infrastructure	1.6%
Auto Components	1.5%
Equity Real Estate Investment Trusts (REITs)	1.5%
Machinery	1.4%
Capital Markets	1.3%
Insurance	1.1%
Technology Hardware, Storage & Peripherals	1.0%
Iron/Steel	0.9%
Software	0.8%
Household Durables	0.8%
Independent Power Producers & Energy Traders	0.7%
Electronic Equipment, Instruments & Components	0.6%
Tobacco	0.6%
Containers & Packaging	0.6%
Construction & Engineering	0.5%
Industrial Conglomerates	0.5%
Internet Software & Services	0.4%
Multi-Utilities	0.3%
Diversified Consumer Services	0.3%
Diversified Financial Services	0.3%
Air Freight & Logistics	0.2%
Internet & Catalog Retail	0.2%
Media	0.2%
Marine	0.2%
Other assets less liabilities	1.5%

100.0%

AllianzGI Europe Equity Dividend Fund

	Shares	Value
Common Stock—96.2%
Finland—2.0%
Fortum Oyj	7,870	$169,071

France—17.1%
AXA S.A.	6,830	181,562
Coface S.A.	5,720	65,392
Credit Agricole S.A.	7,560	123,266
Klepierre S.A. REIT	3,535	142,486
SCOR SE	7,875	321,498
SES S.A.	10,724	145,160
Total S.A.	4,790	274,561
Unibail-Rodamco SE REIT	742	169,490

		1,423,415

Germany—10.2%
Daimler AG	2,650	225,780
Drillisch AG	950	64,099
Evonik Industries AG	1,170	41,258
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,000	465,082
ProSiebenSat.1 Media SE	1,420	49,184

		845,403

Italy—6.1%
Atlantia SpA	520	16,113
Enel SpA	43,940	268,878
Eni SpA	12,570	221,423

		506,414

Netherlands—9.9%
ABN AMRO Group NV (a)	5,845	176,246
ING Groep NV	16,010	270,172
Koninklijke KPN NV	98,730	296,880
PostNL NV	22,390	83,900

		827,198

Norway—6.1%
Statoil ASA	8,210	194,314
Telenor ASA	13,980	317,921

		512,235

Spain—10.2%
Banco Santander S.A.	20,890	136,733
Cia de Distribucion Integral Logista Holdings S.A.	12,050	255,452
Ferrovial S.A.	11,655	243,679
Iberdrola S.A.	28,572	210,101

		845,965

Switzerland—2.3%
Swiss Re AG	1,843	188,109

United Kingdom—32.3%
Ashmore Group PLC	22,488	120,410
BHP Billiton PLC	3,550	70,159
BP PLC	51,780	349,261
British American Tobacco PLC	1,480	85,554
BT Group PLC	74,230	236,928
GlaxoSmithKline PLC	11,660	226,449
IG Group Holdings PLC	15,792	176,865
Imperial Brands PLC	6,120	208,383
ITV PLC	28,740	58,178
Lloyds Banking Group PLC	133,870	121,772
Next PLC	2,520	168,460
Royal Dutch Shell PLC, Class A	12,910	411,276
Tate & Lyle PLC	9,050	69,121
TUI AG	10,960	234,949
Vodafone Group PLC	56,010	153,245

		2,691,010

Total Common Stock (cost—$7,523,672)		8,008,820

144	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—3.9%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $327,010; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $333,606 including accrued interest
(cost—$327,000)	$327	$327,000

Total Investments (cost—$7,850,672) (b)—100.1%		8,335,820

Liabilities in excess of other assets (c)—(0.1)%		(7,332)

Net Assets—100.0%		$8,328,488

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $176,246, representing 2.1% of net assets.

(b) Securities with an aggregate value of $8,008,820, representing 96.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Depreciation
Sold:
8,901 British Pound settling 4/3/18	Income Repatriation Boston IBS	$12,483	$12,489	$(6)

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	17.4%
Insurance	14.7%
Diversified Telecommunication Services	10.2%
Banks	10.0%
Electric Utilities	7.8%
Air Freight & Logistics	4.1%
Equity Real Estate Investment Trusts (REITs)	3.8%
Capital Markets	3.6%
Tobacco	3.5%
Media	3.0%
Construction & Engineering	2.9%
Hotels, Restaurants & Leisure	2.8%
Pharmaceuticals	2.7%
Automobiles	2.7%
Wireless Telecommunication Services	2.6%
Multi-Line Retail	2.0%
Metals & Mining	0.9%
Food Products	0.8%
Chemicals	0.5%
Transportation Infrastructure	0.2%
Repurchase Agreements	3.9%
Liabilities in excess of other assets	(0.1)%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	145

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Global Dynamic Allocation Fund

	Shares	Value
Common Stock—58.0%
Australia—0.4%
Abacus Property Group REIT	24,925	$66,768
BlueScope Steel Ltd.	11,262	132,499
Breville Group Ltd.	1,323	11,921
Brickworks Ltd.	2,992	35,961
Cochlear Ltd.	621	87,218
Elders Ltd.	7,988	45,938
Metcash Ltd.	47,137	114,066
Qantas Airways Ltd.	29,605	133,564
Regis Resources Ltd.	15,795	55,387
Rio Tinto Ltd.	2,313	131,037
St. Barbara Ltd.	16,786	51,775
Stockland REIT	800	2,482
Vicinity Centres REIT	1,738	3,230
Wesfarmers Ltd.	3,708	118,822

		990,668

Austria—0.3%
Austria Technologie & Systemtechnik AG	1,363	37,010
Erste Group Bank AG	7,041	353,974
EVN AG	4,031	78,665
Flughafen Wien AG	322	13,213
OMV AG	2,555	149,025
POLYTEC Holding AG	2,054	39,569
Raiffeisen Bank International AG (g)	2,232	86,936
S IMMO AG	2,128	42,156
Telekom Austria AG (g)	3,344	31,901

		832,449

Belgium—0.0%
Elia System Operator S.A.	629	39,325
Recticel S.A.	3,249	40,824

		80,149

Bermuda—0.0%
Triton International Ltd.	1,282	39,229

Brazil—0.3%
Cia de Saneamento Basico do Estado de Sao Paulo	6,700	71,029
Fibria Celulose S.A.	7,700	151,670
MRV Engenharia e Participacoes S.A.	15,600	76,784
Qualicorp S.A.	10,500	70,860
Smiles Fidelidade S.A.	1,200	25,262
Suzano Papel e Celulose S.A.	14,900	150,559
Vale S.A.	20,745	265,231

		811,395

Canada—2.4%
Aecon Group, Inc.	489	6,969
AGF Management Ltd., Class B	7,791	39,670
Agnico Eagle Mines Ltd.	3,654	153,721
Artis Real Estate Investment Trust REIT	523	5,517
BCE, Inc.	4,005	172,342
Bonavista Energy Corp.	3,032	2,777
BRP, Inc.	3,750	144,021
Canadian Apartment Properties REIT	2,410	69,493
Canadian Imperial Bank of Commerce	5,011	442,311
Canadian Natural Resources Ltd.	7,645	240,325
Canadian Tire Corp., Ltd., Class A	1,319	173,430
Canfor Pulp Products, Inc.	534	6,876
Cascades, Inc.	2,172	22,473

	Shares	Value
Chorus Aviation, Inc.	4,609	$29,693
Cogeco Communications, Inc.	3,365	184,241
Colliers International Group, Inc.	986	68,450
Constellation Software, Inc.	72	48,852
Corus Entertainment, Inc., Class B	13,997	65,729
Crescent Point Energy Corp.	346	2,353
Dollarama, Inc.	806	97,958
Dream Global Real Estate Investment Trust REIT	10,906	116,395
Dream Industrial Real Estate Investment Trust REIT	5,600	41,424
ECN Capital Corp.	1,240	3,311
Exchange Income Corp.	3,541	84,818
Fairfax Financial Holdings Ltd.	357	180,965
Fortis, Inc.	3,373	113,860
Genworth MI Canada, Inc.	2,539	80,800
George Weston Ltd.	3,766	303,186
Husky Energy, Inc. (g)	5,892	84,332
Industrial Alliance Insurance & Financial Services, Inc.	3,160	129,996
Intact Financial Corp.	483	36,294
Killam Apartment REIT	7,135	76,869
Laurentian Bank of Canada	3,533	129,874
Linamar Corp.	2,171	118,597
Loblaw Cos., Ltd.	5,064	255,843
Magna International, Inc.	1,835	103,362
Manulife Financial Corp.	12,912	239,729
Martinrea International, Inc.	7,956	94,050
Methanex Corp.	1,380	83,602
National Bank of Canada	3,759	176,928
Northview Apartment Real Estate Investment Trust REIT	3,393	67,947
NorthWest Healthcare Properties Real Estate Investment Trust REIT	9,038	79,061
Power Corp. of Canada	7,169	163,596
Pure Industrial Real Estate Trust REIT	23,451	146,347
Raging River Exploration, Inc. (g)	990	4,795
Royal Bank of Canada	5,493	424,313
Saputo, Inc.	2,237	71,797
Teck Resources Ltd., Class B	4,348	111,978
TMX Group Ltd.	4,724	274,086
Toronto-Dominion Bank	6,382	362,159
TransCanada Corp.	5,006	207,024
Transcontinental, Inc., Class A	13,487	266,422
Valener, Inc.	739	11,598
West Fraser Timber Co., Ltd.	1,158	76,948

		6,699,507

China—2.7%
AAC Technologies Holdings, Inc.	3,400	62,304
Agile Group Holdings Ltd.	35,091	73,179
Agricultural Bank of China Ltd., Class H	203,000	116,571
Alibaba Group Holding Ltd. ADR (g)	4,077	748,293
Anhui Conch Cement Co., Ltd., Class H	15,500	85,296
Bank of China Ltd., Class H	606,000	331,033
Bank of Communications Co., Ltd., Class H	117,039	92,530

	Shares	Value
Beijing Enterprises Holdings Ltd.	23,500	$123,753
BYD Electronic International Co., Ltd.	41,818	79,320
China CITIC Bank Corp., Ltd., Class H	218,000	150,415
China Construction Bank Corp., Class H	569,064	594,390
China Dongxiang Group Co., Ltd.	43,117	7,538
China Everbright Greentech Ltd. (b)(g)	35,000	35,192
China Evergrande Group (g)	15,483	49,489
China Huarong Asset Management Co., Ltd., Class H (b)	804,000	340,808
China Lumena New Materials Corp. (e)(f)(g)	1,772	34
China Mobile Ltd.	27,500	252,048
China Petroleum & Chemical Corp., Class H	223,800	198,529
China Southern Airlines Co., Ltd., Class H	57,154	59,730
China Water Affairs Group Ltd.	64,000	65,488
China Yuchai International Ltd.	3,015	63,828
China Zhongwang Holdings Ltd.	114,800	68,546
Chongqing Rural Commercial Bank Co., Ltd., Class H	6,488	5,015
CITIC Ltd.	64,000	90,122
Country Garden Holdings Co., Ltd.	45,000	93,951
CSPC Pharmaceutical Group Ltd.	32,000	86,256
EVA Precision Industrial Holdings Ltd.	20,236	3,120
Fosun International Ltd.	30,000	65,822
Guangzhou Automobile Group Co., Ltd., Class H	63,435	117,821
Guangzhou R&F Properties Co., Ltd., Class H	2,881	7,286
Haier Electronics Group Co., Ltd.	42,000	150,577
Hopewell Highway Infrastructure Ltd.	21,000	12,829
Hua Hong Semiconductor Ltd. (b)	51,000	102,138
Industrial & Commercial Bank of China Ltd., Class H	450,000	392,169
Jiangsu Expressway Co., Ltd., Class H	55,189	78,356
Jiayuan International Group Ltd. (g)	20,000	28,899
Ju Teng International Holdings Ltd.	4,744	1,174
Kingboard Chemical Holdings Ltd.	14,000	64,725
Lee & Man Paper Manufacturing Ltd.	48,517	51,805
Longfor Properties Co., Ltd.	14,845	45,772
Nexteer Automotive Group Ltd.	39,000	59,615
Orient Securities Co., Ltd., Class H (b)	21,600	20,224
Ping An Insurance Group Co. of China Ltd., Class H	27,000	278,388

146	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Postal Savings Bank of China Co., Ltd., Class H (b)	100,000	$63,425
Shanghai Industrial Holdings Ltd.	43,000	112,841
Shenzhen Expressway Co., Ltd., Class H	64,274	65,647
Sihuan Pharmaceutical Holdings Group Ltd.	185,000	55,321
Sinopec Shanghai Petrochemical Co., Ltd., Class H	91,380	55,838
Sinopharm Group Co., Ltd., Class H	15,921	79,725
Sinotrans Ltd., Class H	45,000	24,884
Sinotruk Hong Kong Ltd.	33,500	40,005
Tencent Holdings Ltd.	24,681	1,324,865
Tianneng Power International Ltd.	78,342	93,334
Tong Ren Tang Technologies Co., Ltd., Class H	2,726	4,555
Want Want China Holdings Ltd.	97,000	78,038
Weichai Power Co., Ltd., Class H	67,000	75,773
XTEP International Holdings Ltd.	7,651	4,266
Yum China Holdings, Inc.	2,047	84,950
Yuzhou Properties Co., Ltd.	133,088	91,413
YY, Inc. ADR (g)	657	69,116

		7,678,374

Colombia—0.1%
Bancolombia S.A.	12,731	137,696
Corp. Financiera Colombiana S.A.	346	2,947

		140,643

Czech Republic—0.0%
CEZ AS	1,419	35,331
O2 Czech Republic AS	1,665	22,986
Philip Morris CR AS	93	77,304

		135,621

Denmark—0.1%
Solar A/S, Class B	111	7,310
Spar Nord Bank A/S	377	4,496
Topdanmark A/S (g)	1,203	56,803
William Demant Holding A/S (g)	3,028	112,794

		181,403

Finland—0.2%
Cramo Oyj	1,938	40,430
Elisa Oyj	2,053	92,856
Finnair Oyj	2,810	39,135
Metsa Board Oyj	429	4,307
Neste Oyj	1,560	108,584
Oriola Oyj, Class B	700	2,120
Stora Enso Oyj, Class R	8,051	148,029
UPM-Kymmene Oyj	5,669	210,171

		645,632

France—2.3%
Air France-KLM (g)	6,444	71,907
APERAM S.A.	51	2,442
ArcelorMittal (g)	6,246	198,387
Assystem	517	17,717
Atos SE	1,992	272,922
AXA S.A.	16,478	438,035
Beneteau S.A.	1,793	39,061
BioMerieux	944	77,748
Boiron S.A.	31	2,612
Bouygues S.A.	6,399	320,834
Capgemini SE	1,008	125,773

	Shares	Value
Cegereal S.A. REIT	793	$39,030
Cie Generale des Etablissements Michelin SCA	2,269	335,909
CNP Assurances	6,732	169,944
Coface S.A.	3,416	39,052
Derichebourg S.A.	4,537	39,958
Eiffage S.A.	3,231	367,983
Engie S.A.	18,990	317,104
Faurecia S.A.	1,794	145,163
Interparfums S.A.	909	41,852
Klepierre S.A. REIT	3,928	158,327
L’Oreal S.A.	1,022	230,827
LVMH Moet Hennessy Louis Vuitton S.A.	1,012	311,871
Metropole Television S.A.	5,408	139,330
MGI Coutier	1,628	61,361
Nexity S.A.	322	20,623
Orange S.A.	19,591	333,005
Orpea	512	65,018
Peugeot S.A.	7,196	173,275
Renault S.A.	1,527	185,298
Rubis SCA	80	5,778
Sanofi	5,486	440,197
SCOR SE	2,097	85,610
SEB S.A.	19	3,634
STMicroelectronics NV	4,337	96,514
Total S.A.	9,313	533,818
Vinci S.A.	6,662	656,174

		6,564,093

Germany—0.7%
Bayer AG	1,347	151,852
Bayerische Motoren Werke AG	1,321	143,685
Covestro AG (b)	2,079	204,713
Deutsche Lufthansa AG	7,221	230,837
Deutsche Post AG	8,158	357,314
Fraport AG Frankfurt Airport Services Worldwide	1,468	144,880
Fresenius SE & Co. KGaA	568	43,432
Hella GmbH & Co. KGaA	605	39,828
Rheinmetall AG	518	73,527
Rhoen Klinikum AG	147	4,952
Siemens AG	1,408	179,657
Sixt SE	37	4,021
Stroeer SE & Co. KGaA	580	40,532
TAG Immobilien AG	3,547	73,594
Talanx AG (g)	4,693	204,055
WCM Beteiligungs & Grundbesitz AG	1,866	8,984
Wuestenrot & Wuerttembergische AG	1,560	36,858

		1,942,721

Greece—0.1%
FF Group (g)	4,956	96,594
Hellenic Petroleum S.A.	4,186	40,499
JUMBO S.A.	6,391	114,338
Motor Oil Hellas Corinth Refineries S.A.	3,327	75,137
Mytilineos Holdings S.A. (g)	3,431	36,784

		363,352

Hong Kong—0.6%
AIA Group Ltd.	45,000	384,690
Cathay Pacific Airways Ltd. (g)	1,543	2,671
CK Hutchison Holdings Ltd.	1,297	15,584
CLP Holdings Ltd.	32,281	329,137
Dah Sing Banking Group Ltd.	1,623	3,552
Fairwood Holdings Ltd.	3,500	13,759
Global Brands Group Holding Ltd. (g)	614,000	34,741

	Shares	Value
Hang Seng Bank Ltd.	1,300	$30,205
IT Ltd.	114,000	53,038
Johnson Electric Holdings Ltd.	34,000	127,943
Kerry Properties Ltd.	17,243	77,973
Link REIT	20,492	175,652
Minth Group Ltd.	13,315	61,091
Regal Hotels International Holdings Ltd.	38,000	27,031
Swire Pacific Ltd., Class A	6,156	62,339
VSTECS Holdings Ltd.	46,000	24,385
WH Group Ltd. (b)	114,000	122,149
Xinyi Glass Holdings Ltd.	44,292	67,419
Yue Yuen Industrial Holdings Ltd.	698	2,797

		1,616,156

Hungary—0.2%
Magyar Telekom Telecommunications PLC	87,892	156,848
MOL Hungarian Oil & Gas PLC	7,424	81,001
OTP Bank PLC	4,055	182,198
Richter Gedeon Nyrt	2,101	43,906

		463,953

India—0.0%
Genpact Ltd.	1,858	59,437

Indonesia—0.3%
Bank Negara Indonesia Persero Tbk PT	257,655	163,171
Bank Tabungan Negara Persero Tbk PT	343,400	95,088
Gudang Garam Tbk PT	13,900	73,401
Indo Tambangraya Megah Tbk PT	33,400	69,318
Indofood Sukses Makmur Tbk PT	115,479	60,541
Telekomunikasi Indonesia Persero Tbk PT	1,306,806	343,631
Unilever Indonesia Tbk PT	23,400	84,409

		889,559

Ireland—0.0%
Irish Residential Properties REIT PLC	5,191	8,889
Origin Enterprises PLC	2,219	14,607

		23,496

Israel—0.2%
B Communications Ltd. (g)	1,705	22,466
Bank Hapoalim BM	17,214	118,379
Bank Leumi Le-Israel BM	27,434	165,714
First International Bank of Israel Ltd.	3,430	72,400
Harel Insurance Investments & Financial Services Ltd.	5,173	40,991
Hilan Ltd.	2,669	59,604
Ituran Location and Control Ltd.	2,028	63,071
Jerusalem Oil Exploration (g)	877	48,807
Mizrahi Tefahot Bank Ltd.	3,739	71,624
Shufersal Ltd.	3,759	24,031

		687,087

Italy—0.6%
Amplifon SpA	4,460	79,291
ASTM SpA	1,590	40,093
Cementir Holding SpA	4,685	40,631
Enel SpA	74,124	453,580
Fila SpA	543	11,691

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	147

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Intesa Sanpaolo SpA	66,054	$240,503
Iren SpA	18,717	58,766
La Doria SpA	2,524	38,226
Maire Tecnimont SpA	7,699	39,645
Mediobanca Banca di Credito Finanziario SpA	7,246	85,187
Prima Industrie SpA	831	37,432
Snam SpA	20,804	95,632
Societa Iniziative Autostradali e Servizi SpA	3,584	66,794
Telecom Italia SpA (g)	269,183	255,587
Unipol Gruppo SpA	15,252	74,631

		1,617,689

Japan—5.3%
ADEKA Corp.	26	465
Aida Engineering Ltd.	142	1,741
Aisin Seiki Co., Ltd.	3,200	174,633
ANA Holdings, Inc.	4,145	160,619
Aoyama Trading Co., Ltd.	111	4,362
Asahi Glass Co., Ltd.	2,200	92,196
Asahi Group Holdings Ltd.	2,600	139,824
Astellas Pharma, Inc.	13,292	203,314
Bandai Namco Holdings, Inc.	2,200	71,200
BML, Inc.	518	13,506
Brother Industries Ltd.	5,500	127,531
Canon, Inc.	13,310	482,864
Chubu Electric Power Co., Inc.	11,500	165,045
Concordia Financial Group Ltd.	16,000	90,343
Daiichi Sankyo Co., Ltd.	3,747	125,696
Daito Pharmaceutical Co., Ltd.	152	5,491
Daiwa House Industry Co., Ltd.	3,454	133,059
DCM Holdings Co., Ltd.	5,325	54,186
Denso Corp.	2,600	143,012
Doutor Nichires Holdings Co., Ltd.	1,851	43,995
DTS Corp.	399	13,888
DyDo Group Holdings, Inc.	326	20,538
EDION Corp.	2,473	28,591
Eizo Corp.	1,500	69,179
Electric Power Development Co., Ltd.	9,100	234,561
EPS Holdings, Inc.	700	14,371
Exedy Corp.	2,074	65,623
FANUC Corp.	800	205,882
Fuji Oil Holdings, Inc.	2,216	67,372
Fuji Soft, Inc.	272	10,848
FUJIFILM Holdings Corp.	3,421	136,613
Fukuoka Financial Group, Inc.	14,000	76,694
Fukuyama Transporting Co., Ltd.	345	15,069
Furukawa Electric Co., Ltd.	1,200	64,549
Gecoss Corp.	5,200	53,512
Geo Holdings Corp.	536	8,516
Goldcrest Co., Ltd.	3,200	68,287
Hankyu Hanshin Holdings, Inc.	2,070	77,530
Hitachi Ltd.	32,000	233,075
Hogy Medical Co., Ltd.	278	11,229
Honda Motor Co., Ltd.	17,100	591,944
Honeys Holdings Co., Ltd.	39	367
Iida Group Holdings Co., Ltd.	12,900	241,135
ITOCHU Corp.	24,177	472,108
Japan Airlines Co., Ltd.	7,237	294,663
JFE Holdings, Inc.	4,000	80,685
JXTG Holdings, Inc.	20,500	124,980
Kagome Co., Ltd.	1,800	63,209
Kajima Corp.	13,000	122,218
Kamei Corp.	3,000	41,409

	Shares	Value
Keyence Corp.	300	$187,397
Komatsu Ltd.	5,000	167,495
Konica Minolta, Inc.	9,100	77,359
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,700	39,924
Kyowa Exeo Corp.	2,600	69,596
Kyudenko Corp.	1,300	63,861
LaSalle Logiport REIT	35	37,355
Marubeni Corp.	24,000	175,261
Mazda Motor Corp.	14,800	197,932
Mitsubishi Chemical Holdings Corp.	11,506	112,028
Mitsubishi Corp.	15,800	425,321
Mitsubishi Gas Chemical Co., Inc.	271	6,540
Mitsubishi Tanabe Pharma Corp.	7,386	149,222
Mitsubishi UFJ Financial Group, Inc.	48,685	323,542
Mitsuboshi Belting Ltd.	142	1,582
Mitsui & Co., Ltd.	23,000	395,781
Mitsui Sugar Co., Ltd.	3,500	134,593
NEC Networks & System Integration Corp.	765	19,898
NET One Systems Co., Ltd.	3,200	46,992
Nichias Corp.	2,396	30,426
Nidec Corp.	1,100	169,299
Nihon Unisys Ltd.	3,321	72,134
Nintendo Co., Ltd.	400	177,709
Nippon Road Co., Ltd.	800	39,502
Nippon Telegraph & Telephone Corp.	15,008	700,169
Nissan Motor Co., Ltd.	33,259	343,304
Nisshin Oillio Group Ltd.	692	19,305
Nomura Real Estate Holdings, Inc.	3,157	74,130
NS United Kaiun Kaisha Ltd.	1,900	38,240
NTT Data Corp.	9,215	96,829
NTT DOCOMO, Inc.	14,043	358,004
Obayashi Corp.	5,027	55,377
ORIX Corp.	11,701	209,693
Pacific Industrial Co., Ltd.	224	2,987
Prima Meat Packers Ltd.	14,462	81,389
Raito Kogyo Co., Ltd.	1,663	17,593
Recruit Holdings Co., Ltd.	4,800	120,305
Rohm Co., Ltd.	1,600	151,873
Rohto Pharmaceutical Co., Ltd.	2,100	59,097
S Foods, Inc.	772	31,949
Sanyo Special Steel Co., Ltd.	182	4,601
Sawai Pharmaceutical Co., Ltd.	925	40,677
Sekisui House Ltd.	4,700	86,000
Senko Group Holdings Co., Ltd.	1,796	14,054
Shibaura Electronics Co., Ltd.	200	9,711
Shin-Etsu Chemical Co., Ltd.	3,300	344,220
SoftBank Group Corp.	6,400	477,384
Sojitz Corp.	17,884	57,044
Sony Corp.	6,500	319,802
Stella Chemifa Corp.	1,511	45,451
Sumitomo Dainippon Pharma Co., Ltd.	4,968	82,993
Sumitomo Electric Industries Ltd.	17,500	267,461
Takasago Thermal Engineering Co., Ltd.	397	7,366
Takeda Pharmaceutical Co., Ltd.	4,243	206,894
Teijin Ltd.	4,000	76,010
Toho Co., Ltd.	2,000	66,570
Tokyo Electron Ltd.	500	92,496
Toray Industries, Inc.	4,826	45,907
Toshiba Plant Systems & Services Corp.	2,000	43,734

	Shares	Value
Towa Pharmaceutical Co., Ltd.	138	$8,792
Toyota Motor Corp.	11,251	730,546
Toyota Tsusho Corp.	2,600	87,866
Tv Tokyo Holdings Corp.	266	7,150
Unipres Corp.	317	7,199
Wacoal Holdings Corp.	298	8,648
West Japan Railway Co.	1,401	99,326
Yakult Honsha Co., Ltd.	1,300	97,447
Yamaha Motor Co., Ltd.	2,900	86,281
Yomiuri Land Co., Ltd.	900	38,711
Yorozu Corp.	259	4,299
Yoshinoya Holdings Co., Ltd.	1,475	29,690
Yurtec Corp.	132	1,054

		14,718,104

Korea (Republic of)—1.3%
CJ Hello Co., Ltd.	889	7,088
Daekyo Co., Ltd.	777	5,788
DGB Financial Group, Inc.	12,331	135,755
Easy Bio, Inc.	559	3,663
GS Holdings Corp.	1,215	70,652
Hana Financial Group, Inc.	2,429	104,683
Hansol Paper Co., Ltd.	477	7,190
Hanwha Chemical Corp.	4,949	138,484
Hyundai Department Store Co., Ltd.	793	67,689
Hyundai Development Co-Engineering & Construction	1,816	64,981
Hyundai Engineering Plastics Co., Ltd.	864	5,291
Hyundai Steel Co.	1,889	91,765
Industrial Bank of Korea	5,202	76,622
KB Financial Group, Inc.	2,880	167,032
KC Co., Ltd.	70	1,577
KC Tech Co., Ltd. (g)	103	2,180
KT Corp.	221	5,690
KT&G Corp.	853	80,237
Kukdo Chemical Co., Ltd.	130	7,315
LG Corp.	831	68,213
LG Electronics, Inc.	1,946	200,782
LG Uplus Corp.	5,641	65,519
Lotte Chemical Corp.	167	68,417
LS Corp.	973	67,693
Macquarie Korea Infrastructure Fund	4,385	36,161
OCI Co., Ltd.	553	82,759
POSCO	1,132	361,335
S-Oil Corp.	1,011	114,479
Samjin Pharmaceutical Co., Ltd.	320	13,090
Samsung Electronics Co., Ltd.	85	198,600
Samsung Electronics Co., Ltd. GDR	631	723,126
Shinhan Financial Group Co., Ltd.	4,196	178,998
SK Innovation Co., Ltd.	855	169,939
SK Telecom Co., Ltd.	604	130,969
Ubiquoss Holdings, Inc.	442	2,549
Ubiquoss, Inc. (g)	140	2,935
Woori Bank	7,482	101,734

		3,630,980

Malaysia—0.3%
AirAsia Group Bhd.	65,300	67,125
Ann Joo Resources Bhd.	32,300	25,369
CIMB Group Holdings Bhd.	95,200	177,150
Genting Bhd.	36,500	82,305
Genting Malaysia Bhd.	64,400	80,936
Hong Leong Financial Group Bhd.	14,500	72,154
KNM Group Bhd. (g)	31,700	1,731
Malayan Banking Bhd.	41,200	112,231
Maxis Bhd.	3,200	4,712

148	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
MISC Bhd.	17,300	$31,641
Public Bank Bhd.	10,300	64,041
Supermax Corp. Bhd.	20,100	13,404
Tenaga Nasional Bhd.	26,500	110,892
VS Industry Bhd.	56,300	34,373

		878,064

Mexico—0.2%
Alfa S.A.B de C.V., Class A	62,800	80,486
Banco del Bajio S.A. (b)(g)	12,600	27,023
El Puerto de Liverpool S.A.B de C.V.	9,800	72,638
Grupo Aeroportuario del Pacifico S.A.B de C.V. ADR	47	4,683
Grupo Financiero Banorte S.A.B de C.V., Class O	18,200	110,381
Grupo Lala S.A.B de C.V.	4,496	6,128
Industrias Bachoco S.A.B de C.V. ADR	1,280	79,296
Macquarie Mexico Real Estate Management S.A. de C.V. REIT (g)	62,700	70,357
Wal-Mart de Mexico SAB De C.V.	67,400	170,539

		621,531

Morocco—0.0%
Douja Promotion Groupe Addoha S.A.	3,431	12,743

Netherlands—0.8%
ABN AMRO Group NV (b)	5,801	174,919
Aegon NV	14,747	99,495
AerCap Holdings NV (g)	2,762	140,089
AMG Advanced Metallurgical Group NV	879	39,311
ASML Holding NV	1,326	262,937
ASR Nederland NV	5,907	252,573
BE Semiconductor Industries NV	771	79,089
ING Groep NV	19,773	333,673
Koninklijke Ahold Delhaize NV	15,915	377,121
Koninklijke DSM NV	1,223	121,562
Koninklijke Volkerwessels NV	2,060	56,533
NN Group NV	6,911	307,055
Philips Lighting NV (b)	1,865	70,119
Vastned Retail NV REIT	232	11,067

		2,325,543

New Zealand—0.2%
Air New Zealand Ltd.	80,996	189,790
Arvida Group Ltd.	9,216	7,859
Auckland International Airport Ltd.	14,167	62,865
Fonterra Co-operative Group Ltd. UNIT	2,607	11,151
Kiwi Property Group Ltd. REIT	1,590	1,543
Metlifecare Ltd.	25,550	108,193
Oceania Healthcare Ltd.	38,432	27,357
Summerset Group Holdings Ltd.	16,553	83,247
Tourism Holdings Ltd.	3,164	13,978

		505,983

Norway—0.3%
Austevoll Seafood ASA	5,188	52,209
Avance Gas Holding Ltd. (b)(g)	97	290
B2Holding ASA	15,516	38,822
Evry AS (b)(g)	10,544	40,757
Leroy Seafood Group ASA	6,270	38,932
Marine Harvest ASA	705	14,251
Norsk Hydro ASA	26,959	159,912
Norwegian Finans Holding ASA (g)	6,317	71,348

	Shares	Value
Orkla ASA	4,764	$51,342
Salmar ASA	2,412	99,316
Sparebank 1 Nord Norge	7,721	61,358
SpareBank 1 SMN	7,418	76,889
Telenor ASA	8,132	184,931

		890,357

Peru—0.0%
Ferreycorp SAA	34,967	27,531
Volcan Cia Minera SAA, Class B	76,624	28,502

		56,033

Philippines—0.1%
Bloomberry Resorts Corp. (g)	101,900	28,203
Cebu Air, Inc.	28,120	50,983
DMCI Holdings, Inc.	437,900	102,505
Filinvest Land, Inc.	828,000	26,184
Globe Telecom, Inc.	2,315	71,964
San Miguel Corp.	10,250	26,418
Vista Land & Lifescapes, Inc.	443,200	55,256

		361,513

Poland—0.0%
Asseco Poland S.A.	501	6,595
Ciech S.A. (g)	570	9,833
Polski Koncern Naftowy Orlen S.A.	3,189	78,491

		94,919

Russian Federation—0.1%
Magnitogorsk Iron & Steel Works PJSC GDR	7,225	71,816
PhosAgro PJSC GDR	1,266	18,408
Surgutneftegas OJSC ADR	669	3,278
United Co. RUSAL PLC	150,000	91,263

		184,765

Singapore—0.6%
Accordia Golf Trust UNIT	12,500	6,149
Asian Pay Television Trust UNIT	118,900	48,204
BOC Aviation Ltd. (b)	32,000	190,854
Bumitama Agri Ltd.	107,400	58,158
DBS Group Holdings Ltd.	12,900	272,478
Fortune Real Estate Investment Trust REIT	11,000	13,356
Frasers Logistics & Industrial Trust REIT	55,700	46,331
Genting Singapore PLC	86,500	71,745
Keppel DC REIT	13,600	14,974
Mapletree Industrial Trust REIT	9,000	13,967
Oversea-Chinese Banking Corp., Ltd.	29,400	289,619
QAF Ltd.	50,100	38,642
SATS Ltd.	14,100	55,409
Sheng Siong Group Ltd.	23,700	16,840
Singapore Airlines Ltd.	18,000	149,574
Sino Grandness Food Industry Group Ltd. (g)	25,900	3,872
United Overseas Bank Ltd.	6,800	143,087
Venture Corp., Ltd.	4,400	95,158
Yanlord Land Group Ltd.	48,500	62,793

		1,591,210

South Africa—0.2%
Fortress REIT Ltd., Class A REIT	49,467	67,073
Harmony Gold Mining Co., Ltd.	5,863	13,934
Naspers Ltd., Class N	1,465	358,504

		439,511

	Shares	Value
Spain—0.6%
ACS Actividades de Construccion y Servicios S.A.	3,141	$122,548
Amadeus IT Group S.A.	3,686	272,776
Axiare Patrimonio SOCIMI S.A. REIT	221	4,497
Banco Santander S.A.	59,596	390,078
CaixaBank S.A.	28,033	133,652
Ebro Foods S.A.	2,800	71,235
Ercros S.A.	9,151	48,021
International Consolidated Airlines Group S.A.	16,982	146,577
Lar Espana Real Estate Socimi S.A. REIT	137	1,644
Papeles y Cartones de Europa S.A.	3,787	66,137
Repsol S.A.	17,807	316,531
Telefonica S.A.	19,791	196,066

		1,769,762

Sweden—0.5%
Ahlsell AB (b)	8,242	51,982
BillerudKorsnas AB	199	3,086
Bravida Holding AB (b)	9,507	68,076
Dios Fastigheter AB	9,921	67,115
Hemfosa Fastigheter AB	5,370	65,234
Holmen AB, Class B	1,594	86,703
Humana AB	1,844	10,496
Klovern AB, Class B	45,445	56,472
Pandox AB	2,211	39,785
Peab AB	211	1,905
Sandvik AB	10,617	194,516
Scandic Hotels Group AB (b)	5,709	54,762
Swedbank AB, Class A	9,375	210,660
Volvo AB, Class B	20,309	371,743

		1,282,535

Switzerland—0.7%
Allreal Holding AG (g)	229	37,688
Baloise Holding AG	538	82,305
Banque Cantonale Vaudoise	41	33,187
Barry Callebaut AG	40	78,230
BKW AG	145	9,645
Bobst Group S.A.	1,000	110,917
Cembra Money Bank AG	50	4,444
Intershop Holding AG	17	8,927
Landis+Gyr Group AG (g)	860	66,663
Nestle S.A.	1,560	123,305
Novartis AG	9,287	751,141
Partners Group Holding AG	182	135,431
Schweiter Technologies AG	8	9,521
Siegfried Holding AG (g)	47	15,832
Straumann Holding AG	141	88,963
Swiss Life Holding AG (g)	804	286,519
Swiss Re AG	1,260	128,604

		1,971,322

Taiwan—1.0%
Accton Technology Corp.	19,000	62,767
Arcadyan Technology Corp.	4,000	7,415
Asia Vital Components Co., Ltd.	12,000	12,104
AU Optronics Corp.	143,000	66,301
Chailease Holding Co., Ltd.	11,000	38,203
Chin-Poon Industrial Co., Ltd.	7,000	12,630
China Airlines Ltd. (g)	56,000	20,600
China Metal Products	8,000	7,947
China Motor Corp.	10,000	9,464
Chunghwa Telecom Co., Ltd.	74,000	285,149
E Ink Holdings, Inc.	56,000	93,766
Elite Material Co., Ltd.	11,000	36,503

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	149

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Farglory Land Development Co., Ltd.	18,000	$20,339
First Financial Holding Co., Ltd.	200,160	139,604
Formosa Petrochemical Corp.	47,000	193,040
Formosa Plastics Corp.	9,000	32,054
General Interface Solution Holding Ltd.	11,000	67,978
Getac Technology Corp.	18,000	26,047
Gintech Energy Corp. (g)	6,000	3,285
Grand Pacific Petrochemical	84,000	88,762
Hon Hai Precision Industry Co., Ltd.	134,000	417,942
Huaku Development Co., Ltd.	16,000	39,688
King Yuan Electronics Co., Ltd.	28,000	29,390
King’s Town Bank Co., Ltd.	40,000	50,912
LCY Chemical Corp.	24,000	36,754
Long Chen Paper Co., Ltd.	43,000	48,834
Nanya Technology Corp.	13,000	41,653
Pou Chen Corp.	99,000	132,199
Powertech Technology, Inc.	34,000	107,184
Qisda Corp.	63,000	47,172
Sercomm Corp.	11,000	30,380
Sinbon Electronics Co., Ltd.	13,000	34,342
Sitronix Technology Corp.	3,000	8,985
Syncmold Enterprise Corp.	14,000	32,851
Taiwan Business Bank	209,370	62,696
Taiwan Cooperative Financial Holding Co., Ltd.	63,000	37,246
Taiwan Hon Chuan Enterprise Co., Ltd.	5,000	9,646
TXC Corp.	15,000	20,264
United Integrated Services Co., Ltd.	20,000	45,146
Wistron Corp.	37,000	32,008
Wistron NeWeb Corp.	5,148	13,590
WT Microelectronics Co., Ltd.	6,707	10,892
Yageo Corp.	2,096	38,028
Yuanta Financial Holding Co., Ltd.	317,000	146,280

		2,698,040

Thailand—0.6%
Bangchak Corp. PCL (e)(f)	56,500	70,351
Bangkok Bank PCL	12,700	87,282
Banpu PCL (e)(f)	161,400	107,964
Electricity Generating PCL (e)(f)	23,000	168,616
Intouch Holdings PCL	25,300	46,971
Kiatnakin Bank PCL (e)(f)	100,600	232,118
PTT Global Chemical PCL (e)(f)	47,100	143,171
PTT PCL (e)(f)	15,100	265,942
Siam Cement PCL	14,100	222,880
Sri Trang Agro-Industry PCL (e)(f)	8,200	2,897
Thai Oil PCL (e)(f)	3,600	10,493
Thanachart Capital PCL (e)(f)	43,800	73,047
Tisco Financial Group PCL (e)(f)	44,000	124,062

		1,555,794

Turkey—0.3%
Akbank Turk AS	56,083	136,368
Dogus Otomotiv Servis ve Ticaret AS (g)	909	1,881
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (g)	83,530	53,739

	Shares	Value
Eregli Demir ve Celik Fabrikalari TAS	25,934	$68,564
Soda Sanayii AS	95,505	132,788
TAV Havalimanlari Holding AS	10,694	64,423
Tekfen Holding AS	16,616	71,754
Tofas Turk Otomobil Fabrikasi AS	15,853	106,847
Tupras Turkiye Petrol Rafinerileri AS	58	1,620
Turkiye Halk Bankasi AS	32,412	74,719
Turkiye Vakiflar Bankasi Tao	39,830	65,955
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (g)	2,973	25,892

		804,550

United Kingdom—2.5%
3i Group PLC	8,560	103,318
Anglo American PLC	13,620	317,273
Aviva PLC	28,816	201,109
Bellway PLC	2,026	86,703
Berkeley Group Holdings PLC	1,337	71,074
Biffa PLC (b)	16,942	47,539
BP PLC	77,516	522,853
British American Tobacco PLC	10,680	617,377
British American Tobacco PLC ADR	6,178	356,409
BT Group PLC	46,773	149,291
Burford Capital Ltd.	2,224	41,946
Carnival PLC	3,000	193,090
Central Asia Metals PLC	8,818	39,715
Compass Group PLC	8,703	177,706
Costain Group PLC	6,064	39,519
easyJet PLC	3,319	74,817
EI Group PLC (g)	37,830	61,114
Equiniti Group PLC (b)	9,227	38,710
Ferrexpo PLC	9,554	32,832
Firstgroup PLC (g)	69,732	80,333
Gamma Communications PLC	2,555	25,093
HSBC Holdings PLC	38,751	363,900
J Sainsbury PLC	28,329	95,029
Jackpotjoy PLC (g)	7,484	85,260
Johnson Service Group PLC	5,867	11,145
Keller Group PLC	10,963	134,017
Laird PLC	14,389	40,416
Legal & General Group PLC	52,714	190,996
Lloyds Banking Group PLC	371,644	338,057
Micro Focus International PLC	162	2,262
Morgan Sindall Group PLC	3,892	63,888
National Express Group PLC	29,915	162,184
Nomad Foods Ltd. (g)	2,497	39,303
Plus500 Ltd.	2,720	43,584
Primary Health Properties PLC REIT	4,727	7,308
Renewables Infrastructure Group Ltd.	27,255	40,661
Rio Tinto PLC	7,974	404,633
Robert Walters PLC	2,852	27,209
Royal Dutch Shell PLC, Class A	6,083	193,787
Royal Dutch Shell PLC, Class B	22,544	725,431
Safestore Holdings PLC REIT	5,621	38,761
Schroders PLC	1,204	38,591
SIG PLC	20,896	39,762
Softcat PLC	4,246	40,790
Stock Spirits Group PLC	11,397	39,735
Tate & Lyle PLC	23,415	178,835
Taylor Wimpey PLC	38,774	100,452

	Shares	Value
Trinity Mirror PLC	3,803	$4,242
TUI AG	7,356	157,739
Virgin Money Holdings UK PLC	906	3,348
Watkin Jones PLC	15,706	39,488

		6,928,634

United States—30.9%
3M Co.	945	207,446
Aaron’s, Inc.	1,421	66,219
Abbott Laboratories	9,127	546,890
AbbVie, Inc.	10,295	974,422
Accenture PLC, Class A	1,252	192,182
ACCO Brands Corp.	5,102	64,030
Activision Blizzard, Inc.	2,000	134,920
Adobe Systems, Inc. (g)	1,709	369,281
Advanced Energy Industries, Inc. (g)	1,225	78,278
Aetna, Inc.	600	101,400
Aflac, Inc.	10,880	476,109
AG Mortgage Investment Trust, Inc. REIT	9,076	157,650
Agilent Technologies, Inc.	5,516	369,020
AGNC Investment Corp. REIT	14,536	275,021
Air Lease Corp.	2,180	92,912
Alaska Air Group, Inc.	1,211	75,034
Alcoa Corp. (g)	3,317	149,132
Align Technology, Inc. (g)	1,771	444,751
Allison Transmission Holdings, Inc.	5,941	232,055
Allstate Corp.	3,789	359,197
Ally Financial, Inc.	3,701	100,482
Alphabet, Inc., Class A (g)	456	472,936
Alphabet, Inc., Class C (g)	491	506,609
Altria Group, Inc.	12,299	766,474
Amazon.com, Inc. (g)	781	1,130,373
Amdocs Ltd.	1,946	129,837
Ameren Corp.	2,208	125,039
American Electric Power Co., Inc.	1,807	123,942
American Equity Investment Life Holding Co.	3,598	105,637
American Financial Group, Inc.	742	83,267
Ameriprise Financial, Inc.	1,298	192,026
AmerisourceBergen Corp.	2,761	238,026
Amgen, Inc.	2,956	503,939
Andeavor	1,878	188,852
Annaly Capital Management, Inc. REIT	51,394	536,039
Anthem, Inc.	2,659	584,182
Anworth Mortgage Asset Corp. REIT	10,022	48,106
Apollo Commercial Real Estate Finance, Inc. REIT	2,507	45,076
Apollo Investment Corp.	906	4,729
Apple, Inc.	12,464	2,091,210
Applied Materials, Inc.	6,269	348,619
Ares Commercial Real Estate Corp. REIT	1,967	24,292
ARMOUR Residential REIT, Inc.	1,450	33,756
Arrow Electronics, Inc. (g)	1,380	106,288
ASGN, Inc. (g)	64	5,240
AT&T, Inc.	45,248	1,613,091
Athene Holding Ltd., Class A (g)	5,968	285,330
Atmos Energy Corp.	946	79,691
Automatic Data Processing, Inc.	4,406	499,993
AutoZone, Inc. (g)	268	173,849
AvalonBay Communities, Inc. REIT	564	92,755
Avery Dennison Corp.	727	77,244
Bank of America Corp.	38,215	1,146,068

150	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Bank of New York Mellon Corp.	5,506	$283,724
Baxter International, Inc.	8,566	557,133
Becton Dickinson and Co.	1,852	401,328
Bemis Co., Inc.	10	435
Berkshire Hathaway, Inc., Class B (g)	84	16,756
Berry Global Group, Inc. (g)	1,229	67,362
Best Buy Co., Inc.	3,087	216,059
BGC Partners, Inc., Class A	9,935	133,626
Bio-Techne Corp.	909	137,295
BlackRock, Inc.	460	249,191
Blackstone Mortgage Trust, Inc., Class A REIT	1,958	61,520
Blucora, Inc. (g)	5,678	139,679
Boeing Co.	2,310	757,403
BorgWarner, Inc.	1,997	100,309
Bristol-Myers Squibb Co.	3,458	218,719
Brixmor Property Group, Inc. REIT	256	3,904
Broadcom Ltd.	1,475	347,584
Broadridge Financial Solutions, Inc.	1,241	136,125
Burlington Stores, Inc. (g)	200	26,630
CA, Inc.	6,635	224,927
Cambrex Corp. (g)	115	6,015
Camping World Holdings, Inc., Class A	1,996	64,371
Capitol Federal Financial, Inc.	2,995	36,988
Capstead Mortgage Corp. REIT	3,269	28,277
Caterpillar, Inc.	2,176	320,699
Cavium, Inc. (g)	83	6,589
Celanese Corp., Ser. A	1,066	106,824
Centene Corp. (g)	2,223	237,572
CenterPoint Energy, Inc.	11,256	308,414
Central Garden & Pet Co., Class A (g)	2,214	87,697
Charles River Laboratories International, Inc. (g)	958	102,257
Chatham Lodging Trust REIT	3,180	60,897
Chemours Co.	2,485	121,044
Chevron Corp.	7,056	804,666
Children’s Place, Inc.	1,176	159,054
Chimera Investment Corp. REIT	6,155	107,159
Chubb Ltd.	600	82,062
Cigna Corp.	1,282	215,043
Cisco Systems, Inc.	23,764	1,019,238
Citigroup, Inc.	10,653	719,078
Citizens Financial Group, Inc.	5,033	211,285
Clorox Co.	1,124	149,616
CME Group, Inc.	917	148,316
CMS Energy Corp.	2,036	92,210
CNA Financial Corp.	777	38,345
Coca-Cola Co.	6,591	286,247
Cognizant Technology Solutions Corp., Class A	6,940	558,670
Colgate-Palmolive Co.	1,107	79,350
Comcast Corp., Class A	19,386	662,420
CONSOL Energy, Inc. (g)	1,354	39,225
Consolidated Edison, Inc.	4,648	362,265
Constellation Brands, Inc., Class A	352	80,228
Cooper Cos., Inc.	870	199,065
Cooper-Standard Holdings, Inc. (g)	545	66,931
Copa Holdings S.A., Class A	310	39,875
Crawford & Co., Class A	6,758	54,199
Cummins, Inc.	1,309	212,176
CVS Health Corp.	12,857	799,834
CYS Investments, Inc. REIT	6,392	42,954
Danaher Corp.	3,779	370,002
Darden Restaurants, Inc.	2,069	176,382

	Shares	Value
Deciphera Pharmaceuticals, Inc. (g)	1,084	$21,723
Deere & Co.	1,819	282,527
Dell Technologies, Inc., Class V (g)	824	60,325
Delta Air Lines, Inc.	1,842	100,960
Dime Community Bancshares, Inc.	279	5,134
Dollar Tree, Inc. (g)	1,495	141,876
Dominion Energy, Inc.	60	4,046
Donegal Group, Inc., Class A	1,812	28,630
DowDuPont, Inc.	6,483	413,032
DTE Energy Co.	923	96,361
Duke Energy Corp.	4,707	364,651
DXC Technology Co.	1,701	171,002
Dynex Capital, Inc. REIT	23,450	155,474
E*TRADE Financial Corp. (g)	2,028	112,371
Eastman Chemical Co.	3,259	344,085
eBay, Inc. (g)	6,808	273,954
Edison International	3,772	240,126
Eli Lilly & Co.	708	54,778
Ennis, Inc.	1,258	24,783
Ensco PLC, Class A	782	3,433
Entergy Corp.	3,930	309,605
Enviva Partners L.P.	505	13,837
Equinix, Inc. REIT	7	2,927
Equity LifeStyle Properties, Inc. REIT	982	86,190
Essent Group Ltd. (g)	3,141	133,681
Essex Property Trust, Inc. REIT	512	123,228
Estee Lauder Cos., Inc., Class A	1,532	229,371
Everest Re Group Ltd.	791	203,145
Exelon Corp.	9,284	362,169
Express Scripts Holding Co. (g)	1,493	103,136
Exxon Mobil Corp.	13,913	1,038,049
Facebook, Inc., Class A (g)	8,533	1,363,488
Federal Agricultural Mortgage Corp., Class C	128	11,139
FedEx Corp.	1,956	469,655
Fidelity National Information Services, Inc.	2,426	233,624
First American Financial Corp.	1,114	65,370
First NBC Bank Holding Co. (g)	1,041	30
Ford Motor Co.	31,120	344,810
FTI Consulting, Inc. (g)	1,023	49,523
Gaming and Leisure Properties, Inc.	2,266	75,843
Gap, Inc.	2,802	87,422
Garmin Ltd.	1,405	82,797
General Mills, Inc.	2,300	103,638
General Motors Co.	17,305	628,864
German American Bancorp, Inc.	67	2,234
Gilead Sciences, Inc.	300	22,617
Global Brass & Copper Holdings, Inc.	1,340	44,823
Goldman Sachs Group, Inc.	1,342	337,996
Granite Point Mortgage Trust, Inc. REIT	160	2,646
Hamilton Beach Brands Holding Co., Class A	2,937	62,323
Hartford Financial Services Group, Inc.	1,785	91,963
Hawkins, Inc.	2,038	71,636
Healthcare Services Group, Inc.	825	35,871
Hershey Co.	719	71,152
Hewlett Packard Enterprise Co.	14,109	247,472
Hill-Rom Holdings, Inc.	825	71,775
Home Depot, Inc.	7,522	1,340,721

	Shares	Value
Hooker Furniture Corp.	1,061	$38,939
Horizon Pharma PLC (g)	462	6,560
HP, Inc.	24,492	536,865
Humana, Inc.	900	241,947
Huntington Ingalls Industries, Inc.	78	20,105
Illumina, Inc. (g)	920	217,506
Ingredion, Inc.	3,846	495,826
Insight Enterprises, Inc. (g)	12	419
Intel Corp.	25,673	1,337,050
Intuitive Surgical, Inc. (g)	2,028	837,219
Invesco Ltd.	257	8,227
Invesco Mortgage Capital, Inc. REIT	7,215	118,182
IQVIA Holdings, Inc. (g)	1,462	143,437
Jacobs Engineering Group, Inc.	1,483	87,719
Janus Henderson Group PLC	3,902	129,117
JetBlue Airways Corp. (g)	2,879	58,501
John B Sanfilippo & Son, Inc.	57	3,299
Johnson & Johnson	15,598	1,998,884
Jones Lang LaSalle, Inc.	870	151,937
JPMorgan Chase & Co.	12,894	1,417,953
Kansas City Southern	1,518	166,752
Kellogg Co.	315	20,478
Kimberly-Clark Corp.	1,387	152,750
Kohl’s Corp.	1,559	102,130
Korn/Ferry International	801	41,324
Laboratory Corp. of America Holdings (g)	3,298	533,452
Lam Research Corp.	2,423	492,257
Lamb Weston Holdings, Inc.	2,427	141,300
Las Vegas Sands Corp.	2,950	212,105
Lear Corp.	957	178,088
Legg Mason, Inc.	3,402	138,291
Leidos Holdings, Inc.	2,391	156,371
Lennar Corp., Class A	1,997	117,703
Leucadia National Corp.	3,905	88,761
LHC Group, Inc. (g)	1,919	118,134
Lincoln National Corp.	2,695	196,897
Macy’s, Inc.	5,102	151,733
Manhattan Associates, Inc. (g)	85	3,560
ManpowerGroup, Inc.	1,261	145,141
Marathon Petroleum Corp.	3,265	238,704
Marsh & McLennan Cos., Inc.	647	53,436
Masimo Corp. (g)	867	76,253
Mastercard, Inc., Class A	4,071	713,076
Maxim Integrated Products, Inc.	1,905	114,719
MCBC Holdings, Inc. (g)	2,622	66,074
McDonald’s Corp.	7,550	1,180,669
McKesson Corp.	2,516	354,429
MDC Holdings, Inc.	2,375	66,310
MedEquities Realty Trust, Inc. REIT	2,912	30,605
Mercer International, Inc.	4,271	53,174
Merck & Co., Inc.	11,730	638,933
Merit Medical Systems, Inc. (g)	1,530	69,386
Mettler-Toledo International, Inc. (g)	569	327,192
MFA Financial, Inc. REIT	7,896	59,457
Micron Technology, Inc. (g)	6,541	341,048
Microsoft Corp.	18,717	1,708,301
Mid-America Apartment Communities, Inc. REIT	709	64,689
MKS Instruments, Inc.	679	78,526
Mohawk Industries, Inc. (g)	327	75,936
Molson Coors Brewing Co., Class B	3,062	230,660
Mondelez International, Inc., Class A	8,366	349,113
Morgan Stanley	6,504	350,956
Morningstar, Inc.	74	7,068

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	151

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Motorola Solutions, Inc.	1,075	$113,198
MTGE Investment Corp. REIT	2,661	47,632
New Residential Investment Corp. REIT	2,868	47,179
Nexeo Solutions, Inc. (g)	14,264	152,625
NextEra Energy, Inc.	1,985	324,210
Northfield Bancorp, Inc.	664	10,365
Northrop Grumman Corp.	1,796	627,020
NVIDIA Corp.	2,259	523,162
NVR, Inc. (g)	12	33,600
ON Semiconductor Corp. (g)	5,798	141,819
Oracle Corp.	17,838	816,089
Orchid Island Capital, Inc. REIT	5,444	40,122
Oritani Financial Corp.	1,427	21,904
Orthofix International NV (g)	956	56,194
Oshkosh Corp.	509	39,330
Owens Corning	1,694	136,198
PACCAR, Inc.	3,099	205,061
Park Hotels & Resorts, Inc. REIT	1,392	37,612
Parker-Hannifin Corp.	764	130,667
Paychex, Inc.	1,539	94,787
PBF Energy, Inc., Class A	1,227	41,595
Penn Virginia Corp. (g)	3,309	115,947
PepsiCo, Inc.	11,939	1,303,142
PerkinElmer, Inc.	539	40,813
PetMed Express, Inc.	1,091	45,549
Pfizer, Inc.	24,157	857,332
PG&E Corp.	5,852	257,078
Phibro Animal Health Corp., Class A	1,042	41,367
Phillips 66	1,933	185,413
Pinnacle Foods, Inc.	3,540	191,514
Pinnacle West Capital Corp.	923	73,655
PNC Financial Services Group, Inc.	3,903	590,290
PPL Corp.	3,802	107,559
Principal Financial Group, Inc.	2,709	165,005
Procter & Gamble Co.	14,388	1,140,681
Progressive Corp.	6,486	395,192
Prudential Financial, Inc.	2,376	246,035
PVH Corp.	1,167	176,719
QCR Holdings, Inc.	544	24,398
Quest Diagnostics, Inc.	2,463	247,039
Raymond James Financial, Inc.	1,765	157,809
Regeneron Pharmaceuticals, Inc. (g)	589	202,828
Reinsurance Group of America, Inc.	2,065	318,010
Reliance Steel & Aluminum Co.	554	47,500
Republic Services, Inc.	5,066	335,521
Royal Caribbean Cruises Ltd.	2,024	238,306
Rudolph Technologies, Inc. (g)	2,029	56,203
S&P Global, Inc.	636	121,514
Sanderson Farms, Inc.	1,042	124,019
Santander Consumer USA Holdings, Inc.	369	6,015
Schweitzer-Mauduit International, Inc.	1,649	64,558
Seaboard Corp.	15	63,975
SMART Global Holdings, Inc. (g)	1,023	50,986
Southern Co.	4,655	207,892
Southwest Airlines Co.	1,159	66,388
SP Plus Corp. (g)	1,089	38,768
Speedway Motorsports, Inc.	3,832	68,286
Spirit AeroSystems Holdings, Inc., Class A	1,912	160,034

	Shares	Value
Stanley Black & Decker, Inc.	3,441	$527,161
State Street Corp.	2,320	231,374
Stoneridge, Inc. (g)	2,765	76,314
Stryker Corp.	2,626	422,576
SunTrust Banks, Inc.	2,202	149,824
Superior Industries International, Inc.	4,722	62,803
Sutherland Asset Management Corp. REIT	2,721	41,223
Sykes Enterprises, Inc. (g)	1,758	50,877
SYNNEX Corp.	333	39,427
Sysco Corp.	3,668	219,933
T-Mobile U.S., Inc. (g)	899	54,875
Target Corp.	12,663	879,192
Teleflex, Inc.	900	229,482
Tenneco, Inc.	1,049	57,559
Teradyne, Inc.	827	37,802
Texas Instruments, Inc.	9,108	946,230
Thermo Fisher Scientific, Inc.	2,238	462,057
Thor Industries, Inc.	991	114,133
Time Warner, Inc.	3,895	368,389
Toll Brothers, Inc.	2,023	87,495
Total System Services, Inc.	1,969	169,846
Tower International, Inc.	2,305	63,964
TransUnion (g)	2,719	154,385
Travelers Cos., Inc.	1,750	243,005
Two Harbors Investment Corp. REIT	4,120	63,324
Tyson Foods, Inc., Class A	5,297	387,687
UnitedHealth Group, Inc.	6,057	1,296,198
Unum Group	7,687	365,978
Vail Resorts, Inc.	393	87,128
Valero Energy Corp.	4,650	431,381
Venator Materials PLC (g)	2,225	40,250
Verizon Communications, Inc.	19,277	921,826
Versum Materials, Inc.	1,038	39,060
Visa, Inc., Class A	540	64,595
Vishay Intertechnology, Inc.	3,818	71,015
Walmart, Inc.	9,893	880,180
Waste Management, Inc.	9,954	837,330
Waterstone Financial, Inc.	720	12,456
WEC Energy Group, Inc.	4,633	290,489
Weight Watchers International, Inc. (g)	995	63,401
Weis Markets, Inc.	969	39,710
WellCare Health Plans, Inc. (g)	355	68,739
Wells Fargo & Co.	8,559	448,577
Werner Enterprises, Inc.	1,726	62,999
Westar Energy, Inc.	1,711	89,982
Western Asset Mortgage Capital Corp. REIT	4,189	40,591
Western Digital Corp.	1,276	117,737
Windstream Holdings, Inc.	1,474	2,078
Wynn Resorts Ltd.	579	105,586
Xcel Energy, Inc.	6,566	298,622
Xcerra Corp. (g)	5,732	66,778
Xenia Hotels & Resorts, Inc. REIT	2,025	39,933
Xerox Corp.	2,807	80,785
Xylem, Inc.	1,231	94,689
Zebra Technologies Corp., Class A (g)	474	65,976
Zoetis, Inc.	2,922	244,016

		86,434,599

Total Common Stock (cost—$142,792,853)		162,219,105

	Principal Amount (000s)	Value
Corporate Bonds & Notes—13.5%
Australia—0.1%
Westpac Banking Corp.,
2.80%, 1/11/22	$100	$98,686
3.40%, 1/25/28	250	243,002

		341,688

Canada—1.4%
Bank of Montreal,
1.90%, 8/27/21	400	384,294
2.10%, 6/15/20	350	343,369
Bank of Nova Scotia,
1.85%, 4/14/20	1,000	981,786
1.875%, 4/26/21	98	95,120
2.15%, 7/14/20	350	343,769
Potash Corp. of Saskatchewan, Inc.,
4.00%, 12/15/26	100	100,114
Royal Bank of Canada,
1.875%, 2/5/20	39	38,465
2.125%, 3/2/20	300	295,478
2.30%, 3/22/21	300	295,171
Toronto-Dominion Bank,
1.80%, 7/13/21	400	384,021
1.90%, 10/24/19	350	345,548
2.25%, 3/15/21 (a)(b)	200	196,541

		3,803,676

China—0.1%
CNOOC Nexen Finance 2014 ULC,
4.25%, 4/30/24	300	304,983

France—0.3%
Electricite de France S.A. (a)(b),
4.875%, 1/22/44	100	107,371
Orange S.A.,
1.625%, 11/3/19	350	342,926
Total Capital International S.A.,
2.10%, 6/19/19	350	347,756

		798,053

Germany—0.7%
Daimler Finance North America LLC (a)(b),
2.30%, 2/12/21	350	341,551
Deutsche Bank AG,
2.85%, 5/10/19	350	348,856
KFW,
1.25%, 9/30/19	400	393,410
1.50%, 4/20/20	550	539,130
Landwirtschaftliche Rentenbank, Ser. 37,
2.50%, 11/15/27	200	192,965

		1,815,912

Korea (Republic of)—0.1%
Kia Motors Corp. (a)(b),
3.50%, 10/25/27	350	333,238

Netherlands—0.1%
Shell International Finance BV,
2.125%, 5/11/20	350	344,652

New Zealand—0.1%
BNZ International Funding Ltd. (a)(b),
3.375%, 3/1/23	250	248,110

Norway—0.1%
Statoil ASA,
2.65%, 1/15/24	200	193,081

Spain—0.1%
Banco Bilbao Vizcaya Argentaria S.A.,
3.00%, 10/20/20	400	397,341

Switzerland—0.4%
Credit Suisse AG,
2.30%, 5/28/19	350	348,132

152	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount (000s)	Value
Glencore Funding LLC (a)(b),
3.00%, 10/27/22	$350	$338,144
Novartis Capital Corp.,
1.80%, 2/14/20	300	295,307
Tyco Electronics Group S.A.,
3.45%, 8/1/24	200	201,146

		1,182,729

United Kingdom—0.8%
Barclays PLC,
2.75%, 11/8/19	350	347,783
4.375%, 1/12/26	400	402,259
4.95%, 1/10/47	200	205,317
BP Capital Markets PLC,
1.768%, 9/19/19	350	345,204
2.237%, 5/10/19	350	348,521
2.315%, 2/13/20	300	296,948
Unilever Capital Corp.,
1.80%, 5/5/20	350	343,669

		2,289,701

United States—9.2%
Abbott Laboratories,
2.35%, 11/22/19	221	219,391
4.90%, 11/30/46	250	276,341
Allstate Corp.,
3.28%, 12/15/26	400	391,873
American Honda Finance Corp.,
1.95%, 7/20/20	200	196,021
2.00%, 2/14/20	300	295,588
2.60%, 11/16/22	150	147,046
Apple, Inc.,
1.90%, 2/7/20	350	345,828
3.85%, 8/4/46	200	195,968
AT&T, Inc.,
5.15%, 2/14/50	100	100,987
Bank of America Corp.,
2.65%, 4/1/19, Ser. L	350	350,012
5.625%, 7/1/20	300	316,579
Bank of New York Mellon Corp.,
2.60%, 2/7/22	300	294,485
Booking Holdings, Inc.,
3.55%, 3/15/28	200	193,831
Bristol-Myers Squibb Co.,
1.60%, 2/27/19	350	347,114
Cargill, Inc. (a)(b),
3.25%, 3/1/23	50	50,038
Caterpillar Financial Services Corp.,
2.10%, 1/10/20	350	346,011
CBS Corp. (a)(b),
3.70%, 6/1/28	350	334,249
Citigroup, Inc.,
2.45%, 1/10/20	500	495,233
8.125%, 7/15/39	400	607,586
CNH Industrial Capital LLC,
4.875%, 4/1/21	350	360,949
Coca-Cola Co.,
1.375%, 5/30/19	350	345,761
Colgate-Palmolive Co.,
2.25%, 11/15/22	150	145,421
3.70%, 8/1/47	200	191,664
Comcast Corp.,
2.75%, 3/1/23	400	389,352
Commonwealth Edison Co.,
2.55%, 6/15/26	400	374,105
CRH America Finance, Inc. (a)(b),
3.95%, 4/4/28	200	200,201
CSX Corp.,
2.60%, 11/1/26	350	320,606
CVS Health Corp.,
4.10%, 3/25/25	350	352,988

	Principal Amount (000s)	Value
Discovery Communications LLC,
3.80%, 3/13/24	$200	$198,424
Dow Chemical Co.,
7.375%, 11/1/29	400	522,928
Dr. Pepper Snapple Group, Inc.,
4.42%, 12/15/46	300	282,070
Duke Energy Carolinas LLC,
2.50%, 3/15/23	100	97,450
Ecolab, Inc.,
2.375%, 8/10/22	100	96,939
FedEx Corp.,
3.40%, 2/15/28	150	146,110
4.10%, 4/15/43	400	385,222
4.55%, 4/1/46	300	305,027
Fifth Third Bancorp,
2.60%, 6/15/22	350	339,718
Florida Power & Light Co.,
3.70%, 12/1/47	100	97,971
3.95%, 3/1/48	150	152,916
Ford Motor Co.,
5.291%, 12/8/46	200	195,723
Ford Motor Credit Co. LLC,
2.681%, 1/9/20	350	346,690
General Electric Co.,
5.50%, 1/8/20	300	311,577
General Mills, Inc.,
2.60%, 10/12/22	150	144,189
General Motors Co.,
5.15%, 4/1/38	150	149,629
General Motors Financial Co., Inc.,
2.35%, 10/4/19	350	346,541
2.65%, 4/13/20	350	345,764
Georgia Power Co., Ser. C,
2.00%, 9/8/20	200	195,867
Gilead Sciences, Inc.,
1.85%, 9/20/19	200	197,584
Goldman Sachs Group, Inc.,
2.55%, 10/23/19	400	398,186
6.00%, 6/15/20, Ser. D	300	317,974
Home Depot, Inc.,
2.00%, 4/1/21	200	195,181
Honeywell International, Inc.,
1.80%, 10/30/19	350	345,668
International Business Machines Corp.,
1.80%, 5/17/19	500	496,025
1.90%, 1/27/20	350	345,114
International Paper Co.,
4.35%, 8/15/48	100	94,926
John Deere Capital Corp.,
1.95%, 6/22/20	250	245,119
2.65%, 6/24/24	200	192,316
3.05%, 1/6/28	350	336,165
Johnson & Johnson,
1.95%, 11/10/20	100	98,333
JPMorgan Chase & Co.,
3.625%, 5/13/24	400	399,133
4.40%, 7/22/20	300	309,162
6.30%, 4/23/19	200	207,535
Kellogg Co.,
3.40%, 11/15/27	250	238,554
Kinder Morgan, Inc.,
3.15%, 1/15/23	350	340,177
Kraft Heinz Foods Co.,
5.375%, 2/10/20	350	364,555
Kroger Co.,
3.70%, 8/1/27	100	97,155
4.65%, 1/15/48	150	145,883
Merck & Co., Inc.,
1.85%, 2/10/20	350	345,450
Morgan Stanley,
2.50%, 4/21/21	400	391,495

	Principal Amount (000s)	Value
2.80%, 6/16/20	$350	$348,052
3.625%, 1/20/27	200	196,062
4.375%, 1/22/47	100	102,446
Northrop Grumman Corp.,
2.08%, 10/15/20	350	342,530
Oracle Corp.,
2.625%, 2/15/23	350	341,934
3.85%, 7/15/36	200	198,886
PACCAR Financial Corp.,
2.30%, 8/10/22	100	96,964
Pacific Gas & Electric Co.,
4.00%, 12/1/46	300	281,406
PepsiCo, Inc.,
1.55%, 5/2/19	350	346,701
Pfizer, Inc.,
1.70%, 12/15/19	350	345,357
Philip Morris International, Inc.,
2.00%, 2/21/20	300	295,657
2.125%, 5/10/23	100	94,091
2.375%, 8/17/22	200	192,903
Phillips 66,
4.875%, 11/15/44	150	159,513
Procter & Gamble Co.,
1.90%, 10/23/20	100	98,281
State Street Corp.,
2.55%, 8/18/20	350	348,219
Target Corp.,
2.30%, 6/26/19	350	349,322
Thermo Fisher Scientific, Inc.,
4.10%, 8/15/47	150	146,006
Toyota Motor Credit Corp.,
1.90%, 4/8/21	200	194,398
1.95%, 4/17/20	350	344,817
United Parcel Service, Inc.,
2.05%, 4/1/21	350	342,388
United Technologies Corp.,
1.90%, 5/4/20	350	343,171
Verizon Communications, Inc.,
4.125%, 8/15/46	200	181,100
Walt Disney Co.,
2.30%, 2/12/21	250	246,517
Wells Fargo & Co.,
2.125%, 4/22/19	200	198,725
3.00%, 2/19/25	150	143,037
Wells Fargo Bank N.A.,
2.15%, 12/6/19	500	494,630

		25,720,786

Total Corporate Bonds & Notes (cost—$38,575,273)		37,773,950

	Shares
Exchange-Traded Funds—13.2%
iShares JPMorgan USD Emerging Markets Bond	25,455	2,871,833
PowerShares DB Oil (g)	268,432	2,998,385
PowerShares DB Precious Metals (g)	148,904	5,755,140
PowerShares Senior Loan Portfolio	485,390	11,227,071
Vanguard FTSE All World ex-U.S. Small-Cap	117,847	14,052,076

Total Exchange-Traded Funds (cost—$36,904,154)		36,904,505

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	153

3

Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount (000s)	Value
U.S. Treasury Obligations—9.0%
U.S. Treasury Bonds,
2.25%, 8/15/46	$530	$456,173
2.75%, 11/15/47	290	277,086
3.125%, 2/15/43	1,386	1,428,446
4.375%, 5/15/41	1,341	1,669,231
4.50%, 2/15/36	500	618,047
5.25%, 2/15/29	240	296,063
6.875%, 8/15/25	375	480,234
U.S. Treasury Notes,
1.00%, 9/15/18	5,000	4,980,469
1.00%, 6/30/19	5,600	5,518,187
1.125%, 9/30/21	2,000	1,910,937
1.375%, 9/30/23	2,400	2,249,813
1.50%, 8/15/26	450	408,656
1.75%, 11/30/19	800	793,625
2.00%, 7/31/22	1,900	1,860,070
2.125%, 1/31/21	1,300	1,290,859
2.125%, 9/30/24	1,000	967,891
2.25%, 11/15/27	100	95,828

Total U.S. Treasury Obligations (cost—$25,762,129)		25,301,615

U.S. Government Agency Securities (c)—6.9%
Fannie Mae, MBS, TBA
2.50%, 4/17/33, 15 Year	560	548,452
3.00%, 4/17/33, 15 Year	870	868,569
3.00%, 4/12/48, 30 Year	1,800	1,754,179
3.50%, 4/17/33, 15 Year	380	387,339
3.50%, 4/12/48, 30 Year	2,250	2,253,368
4.00%, 4/12/48, 30 Year	1,440	1,477,168
4.50%, 4/12/48, 30 Year	590	617,658
5.00%, 4/12/48, 30 Year	490	523,341
Freddie Mac, MBS, TBA
2.50%, 4/17/33, 15 Year	380	371,946
3.00%, 4/17/33, 15 Year	640	638,611
3.00%, 4/12/48, 30 Year	1,240	1,208,059
3.50%, 4/17/33, 15 Year	170	173,262
3.50%, 4/12/48, 30 Year	1,490	1,492,643
4.00%, 4/12/48, 30 Year	810	831,159
4.50%, 4/12/48, 30 Year	370	387,316
5.00%, 4/12/48, 30 Year	330	352,253
Ginnie Mae, MBS, TBA, 30 Year,
3.00%, 4/19/48	1,620	1,592,732
3.50%, 4/19/48	2,200	2,220,290
4.00%, 4/19/48	980	1,007,058
4.50%, 4/19/48	690	717,239

Total U.S. Government Agency Securities (cost—$19,308,684)		19,422,642

Sovereign Debt Obligations—3.5%
Argentina—0.1%
Argentine Republic Government International Bond,
4.625%, 1/11/23	150	144,741
6.25%, 4/22/19	300	308,631

		453,372

Canada—0.4%
Province of Alberta Canada,
1.90%, 12/6/19	350	346,462
Province of Ontario Canada,
1.25%, 6/17/19	500	493,307
Province of Quebec Canada,
2.875%, 10/16/24	200	198,507

		1,038,276

	Principal Amount (000s)	Value
Chile—0.1%
Chile Government International Bond,
3.86%, 6/21/47	$200	$197,185

Colombia—0.1%
Colombia Government International Bond,
5.00%, 6/15/45	200	203,026

Croatia—0.1%
Croatia Government International Bond,
6.75%, 11/5/19	300	318,159

Germany—0.2%
FMS Wertmanagement AoeR,
1.75%, 1/24/20	500	493,868

Indonesia—0.1%
Indonesia Government International Bond,
11.625%, 3/4/19	300	324,714

Japan—0.2%
Japan Bank for International Cooperation,
1.50%, 7/21/21	300	286,734
2.125%, 7/21/20	200	197,276

		484,010

Korea (Republic of)—0.3%
Export-Import Bank of Korea,
1.75%, 5/26/19	500	493,539
2.50%, 11/1/20	200	196,854
Korea Development Bank,
3.00%, 1/13/26	100	95,727

		786,120

Latvia—0.2%
Latvia Government International Bond,
2.75%, 1/12/20	500	498,766

Mexico—0.2%
Mexico Government International Bond,
4.125%, 1/21/26	300	305,029
4.60%, 2/10/48	200	190,680

		495,709

Panama—0.1%
Panama Government International Bond,
7.125%, 1/29/26	150	185,125

Poland—0.2%
Poland Government International Bond,
6.375%, 7/15/19	500	523,703

Russian Federation—0.1%
Russian Federation Bond,
4.50%, 4/4/22	400	413,031

Supranational—1.0%
Corp. Andina de Fomento,
2.20%, 7/18/20	350	345,387
Council of Europe Development Bank,
1.625%, 3/16/21	500	486,345
European Bank for Reconstruction & Development,
1.75%, 6/14/19	500	496,940
European Investment Bank,
2.875%, 9/15/20	500	503,903
Inter-American Development Bank,
3.20%, 8/7/42	180	180,993
International Finance Corp.,
1.75%, 9/16/19	500	495,886
Nordic Investment Bank,
1.25%, 8/2/21	500	477,859

		2,987,313

	Principal Amount (000s)	Value
Sweden—0.1%
Svensk Exportkredit AB,
1.75%, 5/18/20	$350	$344,338

Total Sovereign Debt Obligations (cost—$9,927,696)		9,746,715

	Shares
Preferred Stock—0.3%
Brazil—0.0%
Cia Paranaense de Energia	4,300	33,968

Colombia—0.0%
Avianca Holdings S.A.	35,036	37,493
Banco Davivienda S.A.	6,393	68,917
Grupo Aval Acciones y Valores S.A.	9,215	3,842

		110,252

Germany—0.1%
Henkel AG & Co. KGaA	1,049	137,894

Korea (Republic of)—0.2%
Samsung Electronics Co., Ltd.	264	507,654

Total Preferred Stock (cost—$609,198)		789,768

Rights (e)(f)(g)—0.0%
United Kingdom—0.0%
Primary Health Properties PLC, expires 4/25/18	278	9

United States—0.0%
Safeway CVR—PDC, expires 1/30/17	4,893	83

Total Rights (cost—$156)		92

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $4,901,152; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $4,999,319 including accrued interest
(cost—$4,901,000)	$4,901	4,901,000

Total Investments (cost—$278,781,143) (d)—106.2%		297,059,392

Liabilities in excess of other assets (h)—(6.2)%		(17,279,700)

Net Assets—100.0%		$279,779,692

154	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,149,443, representing 0.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,803,123, representing 1.4% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after March 31, 2018.

(d) Securities with an aggregate value of $63,078,763, representing 22.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Fair-Valued—Securities with an aggregate value of $1,198,787, representing 0.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) Non-income producing.

(h) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	128	6/29/18		$12,800	$14,651	$39,999
10-Year Ultra U.S. Treasury Bond	156	6/20/18		15,600	20,258	123,388
E-mini Russell 2000 Index	182	6/15/18		9	13,934	(459,328)
E-mini S&P 500 Index	62	6/15/18		3	8,193	(210,815)
Euro Currency	38	6/18/18		4,750	5,870	2,736
Hang Seng Index	29	6/28/18	HKD	1	5,495	(36,122)
Japanese Yen	28	6/18/18		$35	3,305	(13,900)
Mini MSCI Emerging Markets Index	190	6/15/18		10	11,284	(83,181)
SPI 200 Index	25	6/21/18	AUD	1	2,754	(88,878)
TOPIX Index	30	6/7/18	JPY	300	4,840	6,922

						$(719,179)

Short position contracts:
2-Year U.S. Treasury Note	(63)	6/29/18		$(12,600)	$(13,394)	$(9,949)
Euro STOXX 50 Index	(140)	6/15/18	EUR	(1)	(5,652)	33,359
FTSE 100 Index	(59)	6/15/18	GBP	(1)	(5,789)	15,231

						$38,641

						$(680,538)

(i) At March 31, 2018, the Fund pledged $1,734,399 in cash as collateral for futures contracts. The Fund also held U.S. Treasury Obligations valued at $109,317 as collateral for TBA securities. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ADR—American Depositary Receipt

AUD—Australian Dollar

CVR—Contingent Value Rights

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

GDR—Global Depositary Receipt

HKD—Hong Kong Dollar

JPY—Japanese Yen

MBS—Mortgage-Backed Securities

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

TBA—To Be Announced

TOPIX—Tokyo Stock Price Index

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	155

Schedule of Investments

March 31, 2018 (Unaudited)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Exchange-Traded Funds	13.2%
U.S. Treasury Obligations	9.0%
Banks	8.6%
U.S. Government Agency Securities	6.9%
Oil, Gas & Consumable Fuels	3.7%
Sovereign Debt Obligations	3.5%
Insurance	3.0%
Pharmaceuticals	3.0%
Semiconductors & Semiconductor Equipment	2.1%
Diversified Telecommunication Services	2.0%
Technology Hardware, Storage & Peripherals	2.0%
Electric Utilities	1.9%
Banking	1.9%
Healthcare Providers & Services	1.8%
Internet Software & Services	1.8%
IT Services	1.7%
Healthcare Equipment & Supplies	1.7%
Software	1.5%
Food Products	1.4%
Automobiles	1.4%
Chemicals	1.3%
Capital Markets	1.3%
Machinery	1.2%
Food & Staples Retailing	1.2%
Hotels, Restaurants & Leisure	1.2%
Auto Manufacturers	1.2%
Metals & Mining	1.1%
Media	1.1%
Auto Components	0.9%
Specialty Retail	0.9%
Construction & Engineering	0.9%
Trading Companies & Distributors	0.9%
Aerospace & Defense	0.8%
Airlines	0.8%
Tobacco	0.8%
Beverages	0.7%
Equity Real Estate Investment Trusts (REITs)	0.7%
Mortgage Real Estate Investment Trusts (REITs)	0.7%
Food & Beverage	0.7%
Household Durables	0.7%
Electronic Equipment, Instruments & Components	0.7%
Biotechnology	0.7%
Life Sciences Tools & Services	0.7%
Household Products	0.7%
Commercial Services & Supplies	0.6%
Multi-Line Retail	0.6%
Real Estate Management & Development	0.6%
Multi-Utilities	0.6%
Transportation	0.5%
Wireless Telecommunication Services	0.5%
Communications Equipment	0.5%
Industrial Conglomerates	0.4%
Internet & Catalog Retail	0.4%
Paper & Forest Products	0.4%
Machinery-Diversified	0.4%

Computers	0.3%
Air Freight & Logistics	0.3%
Consumer Products	0.3%
Road & Rail	0.3%
Textiles, Apparel & Luxury Goods	0.2%
Diversified Financial Services	0.2%
Healthcare-Products	0.2%
Telecommunications	0.2%
Transportation Infrastructure	0.2%
Professional Services	0.2%
Electronics	0.2%
Retail	0.2%
Personal Products	0.2%
Electrical Equipment	0.2%
Independent Power Producers & Energy Traders	0.2%
Agriculture	0.2%
Construction Materials	0.1%
Machinery-Construction & Mining	0.1%
Pipelines	0.1%
Mining	0.1%
Leisure Equipment & Products	0.1%
Thrifts & Mortgage Finance	0.1%
Miscellaneous Manufacturing	0.1%
Building Products	0.1%
Containers & Packaging	0.1%
Building Materials	0.1%
Internet	0.1%
Gas Utilities	0.1%
Consumer Finance	0.1%
Water Utilities	0.0%
Commercial Services	0.0%
Marine	0.0%
Diversified Consumer Services	0.0%
Advertising	0.0%
Energy Equipment & Services	0.0%
Distributors	0.0%
Repurchase Agreements	1.8%
Liabilities in excess of other assets	(6.2)%

100.0%

AllianzGI Global Fundamental Strategy Fund

	Shares	Value
Common Stock—49.2%
China—1.9%
Agricultural Bank of China Ltd., Class H	300,000	$172,273
Ping An Insurance Group Co. of China Ltd., Class H	15,000	154,660

		326,933

Finland—1.5%
Nokia Oyj	45,000	248,495

Germany—5.4%
Adidas AG	800	194,638
Deutsche Pfandbriefbank AG (a)	9,500	149,782
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	750	174,406
OSRAM Licht AG	2,100	154,533
SAP SE	2,323	243,873

		917,232

Japan—10.2%
Daikin Industries Ltd.	1,500	166,640
FANUC Corp.	1,200	308,824
Keyence Corp.	300	187,397
Mitsubishi UFJ Financial Group, Inc.	25,500	169,463
Nintendo Co., Ltd.	300	133,282
SoftBank Group Corp.	2,100	156,642
Sony Corp.	5,100	250,921
Suzuki Motor Corp.	3,500	190,027
Tokyo Electron Ltd.	900	166,492

		1,729,688

Portugal—0.7%
Jeronimo Martins SGPS S.A.	6,031	109,695

Russian Federation—1.5%
Alrosa PJSC	163,500	259,677

South Africa—1.4%
Naspers Ltd., Class N	950	232,477

Spain—1.0%
Industria de Diseno Textil S.A.	5,500	172,912

United Kingdom—13.9%
Admiral Group PLC	6,000	155,295
Ashtead Group PLC	3,000	81,800
BP PLC	52,510	354,185
easyJet PLC	7,500	169,064
Imperial Brands PLC	3,900	132,793
Inmarsat PLC	26,000	132,200
ITM Power PLC (h)	625,000	279,644
Prudential PLC	7,300	182,417
Randgold Resources Ltd.	1,284	106,670
Royal Dutch Shell PLC, Class A	11,000	348,024
Sophos Group PLC (a)	54,990	334,967
Tyman PLC	20,500	85,709

		2,362,768

United States—11.7%
AECOM (d)(h)	9,550	340,267
Blackstone Group L.P.	5,000	159,750
Illinois Tool Works, Inc. (d)	1,500	234,990
Leidos Holdings, Inc. (d)	6,600	431,640
Parker-Hannifin Corp.	900	153,927
Philip Morris International, Inc. (d)	2,520	250,488

156	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

			Shares	Value
Snap, Inc., Class A (h)			15,200	$241,224
Time Warner, Inc.			1,800	170,244

				1,982,530

Total Common Stock (cost—$7,935,941)				8,342,407

			Principal Amount (000s)
Sovereign Debt Obligations—33.8%
Argentina—4.6%
Argentine Republic Government International Bond,
7.50%, 4/22/26		$	300	321,200
Province of Jujuy Argentina,
8.625%, 9/20/22			170	176,583
Provincia de Buenos Aires, BADLAR + 3.830% (g),
26.742%, 5/31/22		ARS	5,700	289,315

				787,098

Canada—9.4%
Province of Ontario Canada,
2.00%, 9/27/18		$	800	799,136
Province of Quebec Canada,
4.625%, 5/14/18			790	792,225

				1,591,361

Indonesia—3.4%
Indonesia Treasury Bond,
7.875%, 4/15/19		IDR	4,000,000	298,218
8.375%, 9/15/26			3,500,000	279,501

				577,719

Italy—2.1%
Italy Buoni Poliennali Del Tesoro (c),
3.10%, 9/15/26	€		237	361,888

Portugal—2.2%
Portugal Obrigacoes do Tesouro OT (a),
4.125%, 4/14/27			250	377,579

Russian Federation—3.1%
Russian Federal Bond—OFZ,
7.00%, 1/25/23		RUB	15,000	268,576
8.15%, 2/3/27			14,000	265,402

				533,978

South Africa—1.8%
Republic of South Africa Government Bond,
7.00%, 2/28/31		ZAR	4,000	299,521

Spain—2.1%
Spain Government Inflation Linked Bond (a)(c),
1.00%, 11/30/30	€		253	349,717

Supranational—3.7%
European Bank for Reconstruction & Development,
6.00%, 2/7/23		INR	10,000	149,918
International Finance Corp.,
6.30%, 11/25/24			10,500	158,832
7.50%, 1/18/28		MXN	5,800	314,345

				623,095

Turkey—1.4%
Turkey Government Bond,
9.00%, 7/24/24		TRY	1,100	239,152

Total Sovereign Debt Obligations (cost—$5,641,353)				5,741,108

		Principal Amount (000s)	Value
Corporate Bonds & Notes—7.5%
India—0.9%
Indian Renewable Energy Development Agency Ltd.,
7.125%, 10/10/22	INR	10,000	$153,246

Switzerland—3.1%
Credit Suisse AG,
5.30%, 8/13/19	$	500	516,418

United States—3.5%
Oracle Corp., 5.75%, 4/15/18		600	600,705

Total Corporate Bonds & Notes (cost—$1,275,246)			1,270,369

		Shares
Exchange-Traded Funds (d)—1.9%
iShares MSCI India (cost—$282,556)		9,400	320,822

Mutual Funds (e)(f)—1.3%
AllianzGI NFJ Emerging Markets Value (cost—$166,185)		11,414	215,834

		Principal Amount (000s)
Repurchase Agreements—2.1%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $357,011; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $364,745 including accrued interest
(cost—$357,000)	$	357	357,000

Total Options Purchased—0.5% (cost—$142,774) (h)(i)(j)			92,131

Total Investments, before options written (cost—$15,801,055) (b)—96.3%			16,339,671

Total Options Written—(0.2)% (premiums received—$30,548) (h)(i)(j)			(30,909)

Total Investments, net of options written (cost—$15,770,507)—96.1%			16,308,762

Other assets less other liabilities (k)—3.9%			666,137

Net Assets—100.0%			$16,974,899

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,212,045, representing 7.1% of net assets.

(b) Securities with an aggregate value of $6,274,168, representing 37.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(d) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(e) Affiliated fund.

(f) Institutional Class share.

(g) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2018.

(h) Non-income producing.

(i) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	157

Schedule of Investments

March 31, 2018 (Unaudited)

(j) Exchange traded option contracts outstanding at March 31, 2018:

Options purchased contracts outstanding at March 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Market Value	Cost	Unrealized Appreciation (Depreciation)

Call options:
Euro STOXX 50 Index	3,800.00 EUR	12/20/19	70	EUR	700	$47,071	$121,094	$(74,023)

Put options:
S&P 500 Index	2,710.00 USD	6/15/18	4		$400	$45,060	$21,680	$23,380

Total options purchased contracts						$92,131	$142,774	$(50,643)

Options written contracts outstanding at March 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)

Put options:
Apple, Inc.	155.00 USD	4/20/18	(23)		$(2,300)	$(2,185)	$(8,510)	$6,325
Euro STOXX 50 Index	127.50 EUR	4/20/18	(70)	EUR	(3,500)	(14,104)	(13,638)	(466)
S&P 500 Index	2,470.00 USD	6/15/18	(4)		$(400)	(14,620)	(8,400)	(6,220)

Total options written contracts						$(30,909)	$(30,548)	$(361)

(k) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Short position contracts:
E-mini NASDAQ 100 Index	(8)	6/15/18	$	(—	)(m)	$(1,055)	$84,841
E-mini S&P 500 Index	(10)	6/15/18		(1)		(1,321)	72,932
Euro-Bund 10-Year Bond	(17)	6/7/18	EUR	(1,700)		(3,335)	(49,597)

							$108,176

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Sold:
7,806 British Pound settling 4/3/18	Income Repatriation Boston IBS	$10,947	$10,952	$—	$(5)
1,500,000 British Pound settling 5/9/18	State Street Bank and Trust Co.	2,130,508	2,107,582	22,926	—
165,000,000 Japanese Yen settling 5/9/18	State Street Bank and Trust Co.	1,503,391	1,553,835	—	(50,444)

				$22,926	$(50,449)

(l) At March 31, 2018, the Fund pledged $404,327 in cash as collateral for futures contracts.

(m) Notional amount rounds to less than $500.

Glossary:

ARS—Argentine Peso

BADLAR—Buenos Aires Deposits of Large Amount Rate

€/EUR—Euro

IDR—Indonesian Rupiah

INR—Indian Rupee

MSCI—Morgan Stanley Capital International

MXN—Mexican Peso

RUB—Russian Ruble

TRY—Turkish Lira

ZAR—South African Rand

158	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

The industry classification of portfolio holdings and other assets less other liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	33.8%
Software	9.1%
Banks	5.1%
Oil, Gas & Consumable Fuels	4.1%
Machinery	4.1%
Insurance	3.9%
Electrical Equipment	2.6%
IT Services	2.5%
Media	2.4%
Tobacco	2.3%
Metals & Mining	2.2%
Construction & Engineering	2.0%
Exchange-Traded Funds	1.9%
Building Products	1.5%
Household Durables	1.5%
Communications Equipment	1.5%
Mutual Funds	1.3%
Textiles, Apparel & Luxury Goods	1.1%
Automobiles	1.1%
Electronic Equipment, Instruments & Components	1.1%
Specialty Retail	1.0%
Airlines	1.0%
Semiconductors & Semiconductor Equipment	1.0%
Capital Markets	1.0%
Wireless Telecommunication Services	0.9%
Energy-Alternate Sources	0.9%
Thrifts & Mortgage Finance	0.9%
Diversified Telecommunication Services	0.8%
Food & Staples Retailing	0.6%
Trading Companies & Distributors	0.5%
Repurchase Agreements	2.1%
Options Purchased	0.5%
Options Written	(0.2%)
Other assets less other liabilities	3.9%

100.0%

AllianzGI Global High Yield Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—95.6%
Argentina—0.5%
YPF S.A.,
8.50%, 7/28/25	$100	$110,633

Austria—1.9%
Erste Group Bank AG, (converts to FRN on 10/15/21) (c)(e),
8.875%, 10/15/21	€200	299,267
Raiffeisen Bank International AG, (converts to FRN on 2/21/20) (e),
4.50%, 2/21/25	100	130,681

		429,948

Belgium—0.8%
Nyrstar Netherlands Holdings BV,
6.875%, 3/15/24	150	189,158

Brazil—1.7%
Petrobras Global Finance BV,
4.75%, 1/14/25	100	133,759
5.299%, 1/27/25 (a)(b)	$50	49,437
Vale S.A.,
3.75%, 1/10/23	€150	206,923

		390,119

Canada—6.1%
Cott Holdings, Inc. (a)(b),
5.50%, 4/1/25	$250	247,500
goeasy Ltd. (a)(b),
7.875%, 11/1/22	150	161,205
Ithaca Energy, Inc. (a)(b),
8.125%, 7/1/19	200	200,500
MEG Energy Corp. (a)(b),
7.00%, 3/31/24	50	41,500
New Gold, Inc. (a)(b),
6.375%, 5/15/25	100	102,500
Northwest Acquisitions ULC (a)(b),
7.125%, 11/1/22	150	153,375
Precision Drilling Corp.,
7.75%, 12/15/23	100	104,375
Ritchie Bros Auctioneers, Inc. (a)(b),
5.375%, 1/15/25	150	150,375
Rockpoint Gas Storage Canada Ltd. (a)(b),
7.00%, 3/31/23	100	100,375
Teck Resources Ltd. (a)(b),
8.50%, 6/1/24	80	89,096

		1,350,801

Chile—1.2%
VTR Finance BV,
6.875%, 1/15/24	250	261,002

China—1.8%
China Evergrande Group,
7.50%, 6/28/23	200	195,918
Country Garden Holdings Co., Ltd.,
3.875%, 11/20/18	200	200,167

		396,085

Colombia—0.9%
Millicom International Cellular S.A.,
6.00%, 3/15/25	200	207,100

Finland—0.5%
Outokumpu Oyj,
7.25%, 6/16/21	€81	106,735

France—2.7%
Altice France S.A.,
5.625%, 5/15/24	100	125,171
Banijay Group S.A. (a)(b),
4.00%, 7/1/22	100	127,454

	Principal Amount (000s)	Value
BNP Paribas S.A., (converts to FRN on 3/20/21) (a)(b)(c)(e),
7.625%, 3/30/21	$200	$214,973
Paprec Holding S.A. (a)(b),
4.00%, 3/31/25	€100	124,066

		591,664

Germany—1.1%
KME AG (a)(b),
6.75%, 2/1/23	100	125,097
Platin 1426 GmbH (a)(b),
5.375%, 6/15/23	100	121,857

		246,954

Ghana—0.9%
Tullow Oil PLC (a)(b),
7.00%, 3/1/25	$200	200,250

Greece—1.2%
Crystal Almond SARL,
10.00%, 11/1/21	€100	134,184
Intralot Capital Luxembourg S.A. (a)(b),
5.25%, 9/15/24	100	123,600

		257,784

Ireland—1.8%
Ardagh Packaging Finance PLC,
4.625%, 5/15/23	$200	201,500
Borets Finance DAC,
6.50%, 4/7/22	200	209,000

		410,500

Israel—1.1%
Teva Pharmaceutical Finance Netherlands II BV,
0.375%, 7/25/20	€100	119,826
3.25%, 4/15/22 (a)(b)	100	123,670

		243,496

Italy—2.0%
Assicurazioni Generali SpA, (converts to FRN on 6/8/28) (e),
5.00%, 6/8/48	100	136,593
Cooperativa Muratori & Cementisti-CMC di Ravenna (a)(b),
6.00%, 2/15/23	100	117,507
Telecom Italia Finance S.A.,
7.75%, 1/24/33	100	183,755

		437,855

Jamaica—0.8%
Digicel Group Ltd.,
8.25%, 9/30/20	$200	173,000

Luxembourg—2.8%
Arena Luxembourg Finance Sarl,
2.875%, 11/1/24	€100	125,880
FAGE International S.A. (a)(b),
5.625%, 8/15/26	$200	186,500
LSF10 Wolverine Investments SCA, (converts to FRN on 3/15/19) (a)(b)(e),
4.625%, 3/15/24	€100	124,592
Unilabs Subholding AB (a)(b),
5.75%, 5/15/25	150	186,698

		623,670

Netherlands—3.2%
de Volksbank NV, (converts to FRN on 11/5/20) (e),
3.75%, 11/5/25	100	132,188
GTH Finance BV,
6.25%, 4/26/20	$200	207,467
IPD 3 BV (a)(b),
4.50%, 7/15/22	€100	125,774

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	159

Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount (000s)	Value
Selecta Group BV (a)(b),
5.875%, 2/1/24	€100	$122,047
United Group BV (a)(b),
4.875%, 7/1/24	100	125,157

		712,633

Norway—0.7%
Aker BP ASA (a)(b),
5.875%, 3/31/25	$150	152,250

Romania—1.2%
Digi Communications NV,
5.00%, 10/15/23	€200	259,882

Spain—2.0%
Ajecorp BV,
6.50%, 5/14/22	$150	136,500
Grifols S.A. (a)(b),
3.20%, 5/1/25	€150	186,428
Masaria Investments s.A.u., 3 mo. Euribor + 5.250% (a)(b)(e),
5.25%, 9/15/24	100	123,914

		446,842

Sweden—0.6%
Ovako AB,
5.00%, 10/5/22	100	126,572

United Arab Emirates—0.4%
Shelf Drilling Holdings Ltd. (a)(b),
8.25%, 2/15/25	$100	100,625

United Kingdom—9.9%
Algeco Scotsman Global Finance 2 PLC (a)(b),
10.00%, 8/15/23	200	200,000
Amigo Luxembourg S.A.,
7.625%, 1/15/24	£100	144,314
Aston Martin Capital Holdings Ltd.,
5.75%, 4/15/22	100	147,251
Cabot Financial Luxembourg S.A.,
7.50%, 10/1/23	100	147,165
CPUK Finance Ltd. (a)(b),
4.25%, 8/28/22	100	141,570
EnQuest PLC, PIK 7.00% (b),
7.00%, 4/15/22	$52	46,446
Fiat Chrysler Automobiles NV,
5.25%, 4/15/23	250	256,875
HBOS Capital Funding L.P., (converts to FRN on 11/30/18) (c)(e),
6.461%, 11/30/18	£50	72,126
Hiscox Ltd., (converts to FRN on 11/24/25) (e),
6.125%, 11/24/45	100	163,403
Iceland Bondco PLC,
6.75%, 7/15/24	100	145,324
KCA Deutag UK Finance PLC (a)(b),
7.25%, 5/15/21	$200	194,500
Miller Homes Group Holdings PLC,
5.50%, 10/15/24	£100	140,847
Pinewood Finco PLC,
3.75%, 12/1/23	100	142,128
Pinnacle Bidco PLC (a)(b),
6.375%, 2/15/25	100	141,119
TVL Finance PLC,
8.50%, 5/15/23	80	120,154

		2,203,222

United States—47.8%
AES Corp.,
4.50%, 3/15/23	$50	50,973
AK Steel Corp.,
6.375%, 10/15/25	150	142,125
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	200	215,000
Alliance One International, Inc.,
9.875%, 7/15/21	170	165,537

	Principal Amount (000s)	Value
AMC Entertainment Holdings, Inc.,
6.375%, 11/15/24	£100	$144,439
APX Group, Inc.,
7.625%, 9/1/23	$150	156,000
Belden, Inc.,
2.875%, 9/15/25	€150	180,044
Boyne USA, Inc. (a)(b),
7.25%, 5/1/25	$50	51,562
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	100	97,500
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	100	104,625
Catalent Pharma Solutions, Inc.,
4.75%, 12/15/24	€170	219,679
CBS Radio, Inc. (a)(b),
7.25%, 11/1/24	$150	153,562
CCO Holdings LLC (a)(b),
5.75%, 2/15/26	100	99,751
Cedar Fair L.P. (a)(b),
5.375%, 4/15/27	150	148,875
Centene Corp.,
6.125%, 2/15/24	150	156,480
CenturyLink, Inc.,
6.45%, 6/15/21, Ser. S	50	51,250
7.50%, 4/1/24, Ser. Y	50	50,500
Cheniere Corpus Christi Holdings LLC,
5.875%, 3/31/25	100	105,000
CNX Midstream Partners L.P. (a)(b),
6.50%, 3/15/26	100	98,875
Commercial Metals Co.,
4.875%, 5/15/23	100	99,983
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	20	19,050
Crown European Holdings S.A.,
3.375%, 5/15/25	€200	254,772
CSC Holdings LLC (a)(b),
10.875%, 10/15/25	$250	294,372
CyrusOne L.P.,
5.00%, 3/15/24	100	100,375
5.375%, 3/15/27	100	100,000
Denbury Resources, Inc. (a)(b),
9.00%, 5/15/21	100	103,000
DISH DBS Corp.,
7.75%, 7/1/26	50	47,250
Eldorado Resorts, Inc.,
6.00%, 4/1/25	100	102,000
Encompass Health Corp.,
5.125%, 3/15/23	150	152,625
EP Energy LLC,
6.375%, 6/15/23	100	51,500
Equinix, Inc.,
2.875%, 10/1/25	€100	118,831
Federal-Mogul LLC,
4.875%, 4/15/22	100	123,717
First Data Corp. (a)(b),
5.375%, 8/15/23	$150	153,000
First Quality Finance Co., Inc. (a)(b),
4.625%, 5/15/21	200	200,000
5.00%, 7/1/25	50	48,000
Five Point Operating Co. L.P. (a)(b),
7.875%, 11/15/25	150	151,687
Freeport-McMoRan, Inc.,
3.875%, 3/15/23	150	145,335
FXI Holdings, Inc. (a)(b),
7.875%, 11/1/24	100	98,187
Genesis Energy L.P.,
6.25%, 5/15/26	50	47,750
6.50%, 10/1/25	150	147,750
Golden Nugget, Inc. (a)(b),
8.75%, 10/1/25	100	104,000
HCA, Inc.,
5.25%, 4/15/25	50	51,141
5.50%, 6/15/47	100	96,702

	Principal Amount (000s)	Value
Huntsman International LLC,
4.25%, 4/1/25	€100	$139,851
International Game Technology PLC,
4.75%, 2/15/23	100	135,221
Itron, Inc. (a)(b),
5.00%, 1/15/26	$150	148,170
Jack Ohio Finance LLC (a)(b),
10.25%, 11/15/22	100	109,250
Jo-Ann Stores Holdings, Inc., PIK 10.50% (a)(b),
9.75%, 10/15/19	50	50,125
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	180	179,550
Kennedy-Wilson, Inc. (a)(b),
5.875%, 4/1/24	50	49,813
Matthews International Corp. (a)(b),
5.25%, 12/1/25	100	98,750
McDermott International, Inc. (a)(b),
8.00%, 5/1/21	50	51,313
Men’s Wearhouse, Inc.,
7.00%, 7/1/22	100	103,250
Micron Technology, Inc.,
5.50%, 2/1/25	200	208,500
Monitronics International, Inc.,
9.125%, 4/1/20	50	38,585
Moss Creek Resources Holdings, Inc. (a)(b),
7.50%, 1/15/26	50	50,610
Navient Corp.,
8.00%, 3/25/20	150	159,750
NGPL PipeCo LLC (a)(b),
4.375%, 8/15/22	50	49,875
7.768%, 12/15/37	100	121,500
NRG Energy, Inc. (a)(b),
5.75%, 1/15/28	200	196,000
Parsley Energy LLC (a)(b),
5.625%, 10/15/27	150	150,375
Pilgrim’s Pride Corp. (a)(b),
5.75%, 3/15/25	180	175,275
Prime Security Services Borrower LLC,
9.25%, 5/15/23	109	118,401
Reynolds Group Issuer, Inc. (a)(b),
7.00%, 7/15/24	100	104,875
Sanchez Energy Corp.,
7.75%, 6/15/21	100	92,500
Seagate HDD Cayman (a)(b),
4.875%, 3/1/24	100	100,035
SESI LLC (a)(b),
7.75%, 9/15/24	100	103,750
Shea Homes L.P. (a)(b),
5.875%, 4/1/23	150	152,625
Silgan Holdings, Inc.,
3.25%, 3/15/25	€100	125,440
Simmons Foods, Inc. (a)(b),
5.75%, 11/1/24	$100	90,875
Six Flags Entertainment Corp. (a)(b),
4.875%, 7/31/24	50	48,813
Sonic Automotive, Inc.,
5.00%, 5/15/23	150	143,250
Springleaf Finance Corp.,
5.25%, 12/15/19	100	102,250
Sprint Communications, Inc.,
6.00%, 11/15/22	50	49,188
Sprint Corp.,
7.875%, 9/15/23	150	153,562
Surgery Center Holdings, Inc. (a)(b),
6.75%, 7/1/25	100	97,500
Tallgrass Energy Partners L.P. (a)(b),
5.50%, 9/15/24	50	51,125
5.50%, 1/15/28	50	50,500
TerraForm Power Operating LLC (a)(b)(d),
6.625%, 6/15/25	100	107,875
Transocean, Inc. (a)(b),
9.00%, 7/15/23	60	64,050

160	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount (000s)	Value
Trident Merger Sub, Inc. (a)(b),
6.625%, 11/1/25	$150	$146,625
U.S. Concrete, Inc.,
6.375%, 6/1/24	109	113,632
Universal Hospital Services, Inc.,
7.625%, 8/15/20	100	101,250
Vantiv LLC (a)(b),
3.875%, 11/15/25	£100	138,767
VICI Properties 1 LLC,
8.00%, 10/15/23	$98	109,220
Viking Cruises Ltd. (a)(b),
5.875%, 9/15/27	150	142,500
Voya Financial, Inc., (converts to FRN on 1/23/28) (a)(b)(e),
4.70%, 1/23/48	170	154,841
Warrior Met Coal, Inc. (a)(b),
8.00%, 11/1/24	100	102,000
Western Digital Corp.,
4.75%, 2/15/26	50	49,984
WildHorse Resource Development Corp.,
6.875%, 2/1/25	50	50,375
WMG Acquisition Corp.,
4.125%, 11/1/24	€100	129,260
WPX Energy, Inc.,
6.00%, 1/15/22	$100	103,250

	Principal Amount (000s)	Value
Wynn Las Vegas LLC (a)(b),
5.25%, 5/15/27	€50	$49,125
5.50%, 3/1/25	80	80,600

		10,646,610

Total Corporate Bonds & Notes (cost—$21,099,360)		21,275,390

Short-Term Investments—3.0%
Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $501,016; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $514,706 including accrued interest
(cost-$501,000)	501	501,000

U.S. Treasury Obligations—0.7%
U.S. Treasury Bills (f), 0.719%, 6/21/18 (cost—$149,502)	$150	149,410

Total Short-Term Investments (cost—$650,502)		650,410

Total Investments (cost—$21,749,862)—98.6%		21,925,800

Other assets less liabilities (g)—1.4%		322,211

Net Assets—100.0%		$22,248,011

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $9,946,144, representing 44.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $9,992,590, representing 44.9% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2018.

(f) Rates reflect the effective yields at purchase date.

(g) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Depreciation
Short position contracts:
5-Year U.S. Treasury Note	(4)	6/29/18	$(400)	$(458)	$(2,688)

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Appreciation	Unrealized Depreciation

Sold:
1,080,164 British Pound settling 5/23/18	Goldman Sachs	$1,520,288	$1,518,490	$1,798	$—
102,741 British Pound settling 5/23/18	JPMorgan Chase	144,360	144,433	—	(73)
4,585,698 Euro settling 5/23/18	Goldman Sachs	5,674,848	5,662,198	12,650	—
100,000 Euro settling 5/23/18	JPMorgan Chase	124,409	123,475	934	—

				$15,382	$(73)

(h) At March 31, 2018, the Fund pledged $2,242 in cash as collateral for futures contracts.

Glossary:

£—British Pound Sterling

€—Euro

FRN—Floating Rate Note

PIK—Payment-in-Kind

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	161

Schedule of Investments

March 31, 2018 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	11.5%
Media	6.1%
Telecommunications	5.5%
Entertainment	5.2%
Mining	4.6%
Commercial Services	4.5%
Food & Beverage	4.4%
Diversified Financial Services	4.4%
Banks	3.8%
Healthcare-Services	3.3%
Containers & Packaging	3.1%
Iron/Steel	3.1%
Pipelines	3.0%
Pharmaceuticals	2.9%
Real Estate	2.8%
Retail	2.4%
Insurance	2.0%
Auto Manufacturers	1.8%
Lodging	1.6%
Home Builders	1.3%
Leisure	1.3%
Software	1.2%
Consumer Products	1.1%
Electric Utilities	1.1%
Machinery-Diversified	1.1%
Semiconductors	0.9%
Equity Real Estate Investment Trusts (REITs)	0.9%
Real Estate Management & Development	0.9%
Storage/Warehousing	0.9%
Electrical Equipment	0.8%
Tobacco	0.7%
Computers	0.7%
U.S. Treasury Obligations	0.7%
Electronics	0.7%
Holding Companies-Diversified	0.7%
Chemicals	0.6%
Internet	0.6%
Environmental Services	0.6%
Auto Components	0.6%
Engineering & Construction	0.5%
Building Materials	0.5%
Energy-Alternate Sources	0.5%
Coal	0.5%
Healthcare-Products	0.5%
Miscellaneous Manufacturing	0.4%
Repurchase Agreements	2.3%
Other assets less liabilities	1.4%

100.0%

AllianzGI Global Sustainability Fund

	Shares	Value
Common Stock—94.9%
Australia—1.5%
Australia & New Zealand Banking Group Ltd.	20,821	$433,354

Canada—0.8%
Gibson Energy, Inc.	18,210	234,772

Denmark—1.4%
Novo Nordisk A/S, Class B	8,017	394,323

France—1.4%
Bureau Veritas S.A.	15,607	405,689

Germany—9.1%
Adidas AG	2,642	642,792
Covestro AG (a)	3,970	390,914
Fresenius SE & Co. KGaA	6,023	460,547
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,753	640,186
SAP SE	4,831	507,167

		2,641,606

Japan—4.8%
Daikin Industries Ltd.	5,900	655,449
Keyence Corp.	1,200	749,590

		1,405,039

Korea (Republic of)—1.7%
Samsung Electronics Co., Ltd. GDR	434	502,027

Spain—4.3%
Amadeus IT Group S.A.	11,914	881,673
Industria de Diseno Textil S.A.	12,019	377,861

		1,259,534

Sweden—5.0%
Assa Abloy AB, Class B	23,930	518,693
Atlas Copco AB, Class A	14,075	611,302
Skandinaviska Enskilda Banken AB, Class A	31,359	329,467

		1,459,462

Switzerland—3.1%
Roche Holding AG	2,612	599,185
UBS Group AG (c)	17,531	308,877

		908,062

United Kingdom—13.4%
AstraZeneca PLC	7,561	519,752
Prudential PLC	34,995	874,479
Reckitt Benckiser Group PLC	5,825	491,676
Royal Dutch Shell PLC, Class B	20,236	651,163
Unilever PLC	11,452	635,157
Vodafone Group PLC	147,912	404,692
WPP PLC	19,136	304,102

		3,881,021

United States—48.4%
Accenture PLC, Class A	4,886	750,001
Agilent Technologies, Inc.	10,857	726,333
Alphabet, Inc., Class A (c)	927	961,429
American Express Co.	7,169	668,724
Apple, Inc.	4,291	719,944
Biogen, Inc. (c)	948	259,581
Booking Holdings, Inc. (c)	302	628,278
Citigroup, Inc.	10,193	688,027
Colgate-Palmolive Co.	5,941	425,851
Eaton Corp. PLC	5,483	438,147
Ecolab, Inc.	2,886	395,584
EOG Resources, Inc.	4,813	506,665

	Shares	Value
Estee Lauder Cos., Inc., Class A	4,014	$600,976
International Flavors & Fragrances, Inc.	4,004	548,188
Intuit, Inc.	3,656	633,768
Johnson & Johnson	4,330	554,889
Microsoft Corp.	9,759	890,704
Mondelez International, Inc., Class A	9,847	410,915
S&P Global, Inc.	3,779	722,016
Schlumberger Ltd.	5,308	343,852
Starbucks Corp.	10,657	616,934
Visa, Inc., Class A	8,805	1,053,254
Xylem, Inc.	6,822	524,748

		14,068,808

Total Common Stock (cost—$22,548,698)		27,593,697

	Principal Amount (000s)
Repurchase Agreements—5.0%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $1,463,046; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $1,493,954 including accrued interest
(cost—$1,463,000)	$1,463	1,463,000

Total Investments (cost-$24,011,698) (b)—99.9%		29,056,697

Other assets less liabilities—0.1%		39,363

Net Assets—100.0%		$29,096,060

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $390,914, representing 1.3% of net assets.

(b) Securities with an aggregate value of $13,290,117, representing 45.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

GDR—Global Depositary Receipt

162	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:
IT Services	9.2%
Pharmaceuticals	7.1%
Software	7.0%
Insurance	5.2%
Banks	5.0%
Oil, Gas & Consumable Fuels	4.8%
Chemicals	4.6%
Personal Products	4.3%
Technology Hardware, Storage & Peripherals	4.2%
Building Products	4.0%
Machinery	3.9%
Capital Markets	3.5%
Internet Software & Services	3.3%
Household Products	3.2%
Electronic Equipment, Instruments & Components	2.6%
Life Sciences Tools & Services	2.5%
Consumer Finance	2.3%
Textiles, Apparel & Luxury Goods	2.2%
Internet & Catalog Retail	2.2%
Hotels, Restaurants & Leisure	2.1%
Healthcare Providers & Services	1.6%
Electrical Equipment	1.5%
Food Products	1.4%
Professional Services	1.4%
Wireless Telecommunication Services	1.4%
Specialty Retail	1.3%
Energy Equipment & Services	1.2%
Media	1.0%
Biotechnology	0.9%
Repurchase Agreements	5.0%
Other assets less liabilities	0.1%

100.0%

AllianzGI Global Water Fund

	Shares	Value
Common Stock—97.9%
Austria—3.8%
ANDRITZ AG	340,000	$19,012,100
Wienerberger AG	255,922	6,399,378

		25,411,478

Canada—1.9%
Stantec, Inc.	497,861	12,284,706

China—2.3%
China Everbright International Ltd.	10,854,000	15,325,603

Finland—3.9%
Uponor Oyj (b)	756,642	12,639,995
Wartsila Oyj Abp	604,914	13,365,767

		26,005,762

France—10.2%
Suez	1,565,151	22,678,941
Veolia Environnement S.A.	1,907,334	45,313,233

		67,992,174

Germany—0.6%
GEA Group AG	98,136	4,173,400

Japan—4.1%
Kubota Corp.	725,200	12,783,542
Kurita Water Industries Ltd.	439,600	14,191,558

		26,975,100

Netherlands—4.0%
Aalberts Industries NV	522,235	26,613,309

Sweden—3.6%
Alfa Laval AB	1,003,351	23,777,457

Switzerland—6.2%
Belimo Holding AG	643	2,603,457
Geberit AG	86,904	38,430,888

		41,034,345

United Kingdom—9.2%
Halma PLC	1,305,968	21,618,022
Pennon Group PLC	1,764,532	15,952,475
Severn Trent PLC	921,119	23,846,448

		61,416,945

	Shares	Value
United States—48.1%
American Water Works Co., Inc.	787,092	$64,643,866
AO Smith Corp.	101,870	6,477,913
Aqua America, Inc.	819,855	27,924,261
Badger Meter, Inc.	83,487	3,936,412
Danaher Corp.	424,734	41,585,706
IDEX Corp.	286,883	40,883,696
Itron, Inc. (b)	167,280	11,968,884
Masco Corp.	162,625	6,576,555
Mueller Water Products, Inc., Class A	1,020,789	11,095,977
PerkinElmer, Inc.	181,665	13,755,674
Tetra Tech, Inc.	320,000	15,664,000
Waste Management, Inc.	162,078	13,634,001
Xylem, Inc.	799,392	61,489,233

		319,636,178

Total Common Stock (cost—$548,521,082)		650,646,457

	Principal Amount (000s)
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $4,945,154; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $5,046,977 including accrued interest
(cost—$4,945,000)	$4,945	4,945,000

Total Investments (cost—$553,466,082) (a)—98.6%		655,591,457

Other assets less liabilities (c)—1.4%		9,062,163

Net Assets—100.0%		$664,653,620

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $318,725,573, representing 48.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Sold:
382,075 Euro settling 4/3/18	Income Repatriation Boston IBS	$469,222	$470,124	$—	$(902)
27,959,911 Hong Kong Dollar settling 4/3/18	State Street Bank and Trust Co.	3,562,635	3,562,612	23	—
28,745,571 Hong Kong Dollar settling 4/4/18	State Street Bank and Trust Co.	3,662,462	3,662,719	—	(257)

				$23	$(1,159)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:
Machinery	34.2%
Water Utilities	19.9%
Multi-Utilities	10.2%
Building Products	10.0%
Commercial Services & Supplies	6.7%

Healthcare Equipment & Supplies	6.3%
Electronic Equipment, Instruments & Components	5.6%
Life Sciences Tools & Services	2.1%
Professional Services	1.9%

Construction Materials	1.0%
Repurchase Agreements	0.7%
Other assets less liabilities	1.4%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	163

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate bonds & Notes—93.6%
Aerospace & Defense—2.0%
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	$1,230	$1,274,587
TransDigm, Inc.,
6.50%, 5/15/25	1,825	1,847,812
Triumph Group, Inc.,
7.75%, 8/15/25	1,005	1,032,638

		4,155,037

Auto Components—1.6%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,690	1,751,263
Delphi Technologies PLC (a)(b),
5.00%, 10/1/25	1,100	1,057,375
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	575	580,031

		3,388,669

Auto Manufacturers—0.6%
Navistar International Corp. (a)(b),
6.625%, 11/1/25	1,305	1,308,263

Banks—1.2%
CIT Group, Inc.,
6.125%, 3/9/28	1,165	1,211,600
Royal Bank of Scotland Group PLC,
5.125%, 5/28/24	1,300	1,323,617

		2,535,217

Building Materials—0.7%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	1,545	1,558,519

Chemicals—5.0%
Chemours Co.,
7.00%, 5/15/25	1,495	1,622,075
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	1,275	1,326,000
Olin Corp.,
5.00%, 2/1/30	1,130	1,083,387
Platform Specialty Products Corp. (a)(b),
6.50%, 2/1/22	1,780	1,813,375
PQ Corp. (a)(b),
5.75%, 12/15/25	1,450	1,439,125
Trinseo Materials Operating SCA (a)(b),
5.375%, 9/1/25	1,660	1,635,100
Tronox Finance PLC (a)(b),
5.75%, 10/1/25	1,560	1,521,000

		10,440,062

Commercial Services—4.1%
Cardtronics, Inc.,
5.125%, 8/1/22	905	886,665
Cenveo Corp. (a)(b)(c)(f),
6.00%, 5/15/24
(acquisition cost $3,115,333; purchased 3/22/12—3/11/16)	2,299	126,445
Gartner, Inc. (a)(b),
5.125%, 4/1/25	1,440	1,443,600
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	1,195	1,192,013
Live Nation Entertainment, Inc. (a)(b),
5.625%, 3/15/26	720	730,800
RR Donnelley & Sons Co.,
7.00%, 2/15/22	1,730	1,801,362
United Rentals North America, Inc.,
4.625%, 10/15/25	630	614,250
5.50%, 7/15/25	1,750	1,798,125

		8,593,260

	Principal Amount (000s)	Value
Computers—1.6%
Dell International LLC (a)(b),
7.125%, 6/15/24	$1,180	$1,260,793
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	2,000	2,067,500

		3,328,293

Distribution/Wholesale—2.1%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	1,480	1,496,650
HD Supply, Inc. (a)(b),
5.75%, 4/15/24	1,450	1,531,128
Univar USA, Inc. (a)(b),
6.75%, 7/15/23	1,385	1,435,206

		4,462,984

Diversified Financial Services—5.2%
Ally Financial, Inc.,
5.75%, 11/20/25	1,420	1,468,351
8.00%, 3/15/20	405	436,388
Community Choice Financial, Inc.,
10.75%, 5/1/19	2,615	2,445,025
Nationstar Mortgage LLC,
7.875%, 10/1/20	1,250	1,278,125
Navient Corp.,
6.625%, 7/26/21	1,050	1,094,625
7.25%, 9/25/23	805	845,250
Springleaf Finance Corp.,
5.625%, 3/15/23	610	600,087
8.25%, 10/1/23	1,170	1,269,450
Travelport Corporate Finance PLC (a)(b),
6.00%, 3/15/26	1,415	1,423,844

		10,861,145

Electric Utilities—0.9%
NRG Energy, Inc. (a)(b),
5.75%, 1/15/28	1,855	1,817,900

Electronic Equipment, Instruments & Components—0.7%
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	1,350	1,363,500

Engineering & Construction—1.7%
AECOM,
5.875%, 10/15/24	1,805	1,897,506
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	1,695	1,750,088

		3,647,594

Entertainment—2.7%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	1,640	1,619,500
Cedar Fair L.P.,
5.375%, 6/1/24	1,395	1,421,156
5.375%, 4/15/27 (a)(b)	405	401,963
International Game Technology PLC (a)(b),
6.25%, 2/15/22	1,300	1,368,250
Scientific Games International, Inc. (a)(b),
5.00%, 10/15/25	840	819,000

		5,629,869

Equity Real Estate Investment Trusts (REITs)—1.0%
CyrusOne L.P.,
5.00%, 3/15/24	710	712,662
5.375%, 3/15/27	840	840,000
Equinix, Inc.,
5.375%, 5/15/27	470	478,225

		2,030,887

	Principal Amount (000s)	Value
Food & Beverage—0.6%
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	$1,250	$1,246,875

Food Service—0.7%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	1,510	1,481,687

Healthcare-Products—1.8%
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	985	981,306
Hologic, Inc. (a)(b),
4.625%, 2/1/28	1,095	1,053,938
Teleflex, Inc.,
5.25%, 6/15/24	1,705	1,751,887

		3,787,131

Healthcare-Services—4.6%
Centene Corp.,
4.75%, 1/15/25	520	508,300
Charles River Laboratories International, Inc. (a)(b),
5.50%, 4/1/26	855	871,031
Community Health Systems, Inc.,
6.25%, 3/31/23	400	370,500
DaVita, Inc.,
5.125%, 7/15/24	1,730	1,692,156
Encompass Health Corp.,
5.75%, 11/1/24	1,025	1,045,500
HCA, Inc.,
7.50%, 2/15/22	1,600	1,762,000
Kindred Healthcare, Inc.,
6.375%, 4/15/22	1,123	1,131,423
8.75%, 1/15/23	150	159,375
Tenet Healthcare Corp.,
5.125%, 5/1/25 (a)(b)	500	482,500
8.125%, 4/1/22	1,455	1,522,294

		9,545,079

Home Builders—2.0%
Beazer Homes USA, Inc.,
5.875%, 10/15/27	450	419,062
8.75%, 3/15/22	655	707,400
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	575	583,625
KB Home,
8.00%, 3/15/20	955	1,031,400
Lennar Corp. (a)(b),
5.875%, 11/15/24	1,300	1,352,000

		4,093,487

Household Products/Wares—0.7%
Spectrum Brands, Inc.,
5.75%, 7/15/25	1,435	1,470,875

Insurance—0.8%
CNO Financial Group, Inc.,
5.25%, 5/30/25	1,735	1,756,687

Internet—2.8%
Match Group, Inc. (a)(b),
5.00%, 12/15/27	1,575	1,555,312
Netflix, Inc.,
5.875%, 2/15/25	1,260	1,323,000
Symantec Corp. (a)(b),
5.00%, 4/15/25	1,415	1,430,184
Zayo Group LLC (a)(b),
5.75%, 1/15/27	1,505	1,473,019

		5,781,515

164	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount (000s)	Value
Iron/Steel—1.4%
AK Steel Corp.,
7.00%, 3/15/27	$655	$643,538
7.50%, 7/15/23	515	545,900
United States Steel Corp.,
6.875%, 8/15/25	1,625	1,677,812

		2,867,250

Lodging—1.6%
Hilton Worldwide Finance LLC,
4.625%, 4/1/25	575	575,719
MGM Resorts International,
6.625%, 12/15/21	1,000	1,081,250
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	755	764,438
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	905	911,787

		3,333,194

Machinery-Construction & Mining—0.8%
Terex Corp. (a)(b),
5.625%, 2/1/25	1,765	1,769,412

Machinery-Diversified—0.3%
Tennant Co.,
5.625%, 5/1/25	580	594,500

Media—7.1%
CCO Holdings LLC,
5.125%, 5/1/27 (a)(b)	310	295,089
5.75%, 1/15/24	1,745	1,775,538
Clear Channel Worldwide Holdings, Inc., Ser. B,
6.50%, 11/15/22	1,345	1,375,263
CSC Holdings LLC,
6.75%, 11/15/21	1,460	1,523,875
DISH DBS Corp.,
5.875%, 7/15/22	1,515	1,452,506
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	1,180	1,150,500
LIN Television Corp.,
5.875%, 11/15/22	1,085	1,121,619
LiveStyle, Inc. (a)(b)(c)(f)(h),
9.625%, 2/1/19 (acquisition cost—$2,787,813; purchased 1/31/14-2/3/14)	2,761	55
McClatchy Co.,
9.00%, 12/15/22	1,273	1,331,876
Meredith Corp. (a)(b),
6.875%, 2/1/26	1,415	1,455,681
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 8/1/24	1,795	1,763,049
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	1,580	1,493,100

		14,738,151

Metal Fabricate/Hardware—0.7%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	1,500	1,560,000

Mining—3.4%
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	1,000	1,075,000
Constellium NV (a)(b),
6.625%, 3/1/25	1,545	1,568,175
Freeport-McMoRan, Inc.,
3.55%, 3/1/22	1,660	1,610,200
Hudbay Minerals, Inc. (a)(b),
7.25%, 1/15/23	235	244,988
7.625%, 1/15/25	930	986,962
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	1,490	1,646,450

		7,131,775

Miscellaneous Manufacturing—0.7%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	1,515	1,551,663

	Principal Amount (000s)	Value
Oil, Gas & Consumable Fuels—8.9%
AmeriGas Partners L.P.,
5.875%, 8/20/26	$1,505	$1,478,662
Callon Petroleum Co.,
6.125%, 10/1/24	1,520	1,562,256
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	1,635	1,594,125
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	935	939,675
Chesapeake Energy Corp. (a)(b),
8.00%, 1/15/25	660	640,200
Continental Resources, Inc.,
5.00%, 9/15/22	1,515	1,540,566
CVR Refining LLC,
6.50%, 11/1/22	1,110	1,137,750
Ensco PLC,
5.20%, 3/15/25	305	249,719
7.75%, 2/1/26	1,030	947,600
EP Energy LLC,
9.375%, 5/1/20	695	649,825
Noble Holding International Ltd.,
7.75%, 1/15/24	635	592,138
Oasis Petroleum, Inc.,
6.875%, 3/15/22	1,575	1,601,365
Range Resources Corp.,
4.875%, 5/15/25	1,645	1,533,962
Sanchez Energy Corp.,
6.125%, 1/15/23	1,830	1,343,906
Sunoco L.P. (a)(b),
5.50%, 2/15/26	990	957,825
5.875%, 3/15/28	650	629,688
Transocean, Inc. (a)(b),
7.50%, 1/15/26	1,115	1,101,063

		18,500,325

Paper & Forest Products—0.5%
Mercer International, Inc. (a)(b),
5.50%, 1/15/26	1,050	1,044,750

Pharmaceuticals—2.2%
Endo Finance LLC (a)(b),
5.375%, 1/15/23	1,550	1,181,875
Horizon Pharma, Inc.,
6.625%, 5/1/23	1,490	1,490,000
Valeant Pharmaceuticals International, Inc. (a)(b),
6.125%, 4/15/25	1,390	1,204,782
7.50%, 7/15/21	720	728,100

		4,604,757

Pipelines—0.8%
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	1,520	1,512,400
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	119	128,354

		1,640,754

Real Estate—1.8%
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	985	918,512
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	1,483	1,477,439
Uniti Group L.P.,
8.25%, 10/15/23	1,500	1,425,000

		3,820,951

Retail—3.7%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	1,610	1,541,092
Beacon Roofing Supply, Inc. (a)(b),
4.875%, 11/1/25	1,390	1,330,925
Conn’s, Inc.,
7.25%, 7/15/22	1,595	1,591,012

	Principal Amount (000s)	Value
Dollar Tree, Inc.,
5.75%, 3/1/23	$1,315	$1,374,274
KFC Holding Co. (a)(b),
4.75%, 6/1/27	1,370	1,323,763
L Brands, Inc.,
6.875%, 11/1/35	370	360,750
Men’s Wearhouse, Inc.,
7.00%, 7/1/22	210	216,825

		7,738,641

Semiconductors—2.3%
Advanced Micro Devices, Inc.,
7.50%, 8/15/22	983	1,076,385
Amkor Technology, Inc.,
6.375%, 10/1/22	1,000	1,030,000
Entegris, Inc. (a)(b),
4.625%, 2/10/26	490	480,254
Qorvo, Inc.,
7.00%, 12/1/25	1,375	1,499,891
Sensata Technologies BV (a)(b),
5.625%, 11/1/24	750	786,563

		4,873,093

Software—2.5%
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	1,420	1,485,675
First Data Corp. (a)(b),
7.00%, 12/1/23	1,495	1,575,356
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	1,570	1,615,138
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	615	608,850

		5,285,019

Telecommunications—8.7%
CenturyLink, Inc., Ser. Y,
7.50%, 4/1/24	1,560	1,575,600
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	1,630	1,467,000
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	1,060	1,009,650
6.00%, 6/15/25	1,000	1,045,500
Consolidated Communications, Inc.,
6.50%, 10/1/22	1,645	1,477,704
Frontier Communications Corp.,
10.50%, 9/15/22	1,390	1,169,449
GTT Communications, Inc. (a)(b),
7.875%, 12/31/24	900	906,750
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	1,535	1,538,837
Level 3 Financing, Inc.,
5.375%, 5/1/25	2,075	2,017,937
Sprint Communications, Inc.,
11.50%, 11/15/21	1,750	2,038,750
Sprint Corp.,
7.625%, 3/1/26	1,065	1,042,369
T-Mobile USA, Inc.,
4.50%, 2/1/26	315	302,794
4.75%, 2/1/28	1,090	1,049,125
Windstream Services LLC (a)(b),
6.375%, 8/1/23	2,700	1,552,500

		18,193,965

Transportation—1.1%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	580	601,025
6.50%, 6/15/22	1,545	1,599,075

		2,200,100

Total Corporate Bonds & Notes (cost—$201,129,673)		195,732,835

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	165

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Preferred Stock (a)(d)(e)(g)(h)—3.1%
Media—3.1%
LiveStyle, Inc., Ser. A	6,269	$626,900
LiveStyle, Inc., Ser. B	57,581	5,758,100

Total Preferred Stock (cost—$6,259,719)		6,385,000

Common Stock (a)(d)(e)(g)—0.3%
Advertising—0.3%
Affinion Group Holdings, Inc. Class A (f) (acquisition cost—$769,740; purchased 11/9/15-11/12/15)	43,401	580,705

Aerospace & Defense—0.0%
Erickson, Inc.	2,675	83,781

Media—0.0%
LiveStyle, Inc. (h)	67,983	7

Total Common Stock (cost—$2,260,807)		664,493

	Units
Warrants (d)(e)(g) —0.0%
Commercial Services—0.0%
Cenveo, Inc., strike price $12.00, expires 6/10/24 (b)	243,090	16

Media—0.0%
LiveStyle, Inc., expires 11/30/21, Ser. C., (a)(h)	14,500	1

Total Warrants (cost—$67,409)		17

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $6,051,188; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $6,175,674 including accrued interest
(cost—$6,051,000)	$6,051	6,051,000

Total Investments (cost—$215,768,608)—99.9%		208,833,345

Other assets less liabilities—0.1%		263,358

Net Assets—100.0%		$209,096,703

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $95,238,606, representing 45.5% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $88,189,126, representing 42.2% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $7,049,510, representing 3.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Restricted. The aggregate acquisition cost of such securities is $6,672,886. The aggregate value is $707,205, representing 0.3% of net assets.

(g) Non-income producing.

(h) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 3.1% of net assets.

AllianzGI International Growth Fund

	Shares	Value
Common Stock—98.4%
Australia—1.0%
CSL Ltd.	1,679	$202,283

Brazil—3.7%
Lojas Renner S.A.	16,749	174,265
Odontoprev S.A.	38,544	174,306
Raia Drogasil S.A.	10,901	246,981
WEG S.A.	22,241	152,317

		747,869

Canada—8.8%
Alimentation Couche-Tard, Inc., Class B	11,726	524,887
Canadian National Railway Co.	3,992	291,758
Constellation Software, Inc.	687	466,132
Restaurant Brands International, Inc.	8,550	486,581

		1,769,358

China—11.8%
Alibaba Group Holding Ltd. ADR (c)	3,835	703,876
Baidu, Inc. ADR (c)	1,669	372,504
Tencent Holdings Ltd.	15,921	854,632
Weibo Corp. ADR (c)	3,659	437,397

		2,368,409

Denmark—9.4%
Ambu A/S, Class B	24,035	544,005
Coloplast A/S, Class B	2,987	253,348
DSV A/S	6,470	510,796
Novo Nordisk A/S, Class B	11,982	589,345

		1,897,494

France—4.4%
Dassault Systemes SE	1,970	267,907
Ingenico Group S.A.	1,911	155,110
Legrand S.A.	2,328	182,657
Sartorius Stedim Biotech	3,033	273,809

		879,483

Germany—12.5%
Bechtle AG	3,801	308,333
Fresenius SE & Co. KGaA	4,495	343,709
Infineon Technologies AG	24,370	655,388
SAP SE	6,233	654,351
Scout24 AG (a)	6,532	304,567
Zalando SE (a)(c)	4,515	246,377

		2,512,725

Hong Kong—2.9%
AIA Group Ltd.	68,344	584,251

India—3.2%
HDFC Bank Ltd.	9,615	280,673
HDFC Bank Ltd. ADR	3,575	353,103

		633,776

Indonesia—1.9%
Ace Hardware Indonesia Tbk PT	2,036,110	196,697
Bank Central Asia Tbk PT	109,118	185,368

		382,065

Ireland—3.4%
Kingspan Group PLC	7,369	311,911
Ryanair Holdings PLC ADR (c)	3,045	374,078

		685,989

166	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Japan—6.7%
Hoshizaki Corp.	2,739	$244,185
Keyence Corp.	779	486,608
MonotaRO Co., Ltd.	9,069	320,970
Sundrug Co., Ltd.	6,090	285,048

		1,336,811

Korea (Republic of)—1.6%
LG Household & Health Care Ltd.	294	329,657

Mexico—1.0%
Fomento Economico Mexicano S.A.B de C.V. UNIT	21,963	201,038

Netherlands—1.9%
ASML Holding NV	1,941	384,888

Philippines—1.4%
Jollibee Foods Corp.	23,572	135,861
Universal Robina Corp.	48,389	141,112

		276,973

South Africa—1.8%
PSG Group Ltd.	18,951	360,462

Spain—1.6%
Amadeus IT Group S.A.	4,302	318,361

Sweden—7.0%
Assa Abloy AB, Class B	13,858	300,378
Atlas Copco AB, Class A	7,275	315,966
Hexagon AB, Class B	5,130	306,204
Hexpol AB	29,063	270,169
Trelleborg AB, Class B	8,754	220,585

		1,413,302

Switzerland—3.2%
Cie Financiere Richemont S.A.	2,616	235,079
Partners Group Holding AG	325	241,840
Roche Holding AG	723	165,854

		642,773

United Kingdom—9.2%
ASOS PLC (c)	2,666	260,805
British American Tobacco PLC	8,094	467,889
DCC PLC	4,225	389,280
Reckitt Benckiser Group PLC	5,495	463,821
Unilever PLC	4,995	277,035

		1,858,830

Total Common Stock (cost—$15,065,745)		19,786,797

	Principal Amount (000s)
Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $302,009; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $309,777 including accrued interest
(cost—$302,000)	$302	302,000

Total Investments (cost—$15,367,745) (b)—99.9%		20,088,797

Other assets less liabilities—0.1%		28,269

Net Assets—100.0%		$20,117,066

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $550,944, representing 2.7% of net assets.

(b) Securities with an aggregate value of $14,318,966, representing 71.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Internet Software & Services	13.3%
Software	6.9%
Healthcare Equipment & Supplies	5.3%
Food & Staples Retailing	5.3%
Semiconductors & Semiconductor Equipment	5.2%
Electronic Equipment, Instruments & Components	4.7%
Machinery	4.6%
Banks	4.1%
Road & Rail	4.0%
Pharmaceuticals	3.8%
IT Services	3.1%
Hotels, Restaurants & Leisure	3.1%
Building Products	3.0%
Personal Products	3.0%
Insurance	2.9%
Healthcare Providers & Services	2.6%
Internet & Catalog Retail	2.5%
Tobacco	2.3%
Household Products	2.3%
Industrial Conglomerates	1.9%
Airlines	1.9%
Diversified Financial Services	1.8%
Trading Companies & Distributors	1.6%
Chemicals	1.3%
Capital Markets	1.2%
Textiles, Apparel & Luxury Goods	1.2%
Biotechnology	1.0%
Beverages	1.0%
Specialty Retail	1.0%
Electrical Equipment	0.9%
Multi-Line Retail	0.9%
Food Products	0.7%
Repurchase Agreements	1.5%
Other assets less liabilities	0.1%

100.0%

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—97.1%
Australia—3.3%
ALS Ltd.	167,500	$963,912
Boral Ltd.	238,934	1,378,245
Challenger Ltd.	111,047	994,517
Downer EDI Ltd.	242,019	1,202,899
GUD Holdings Ltd.	68,610	633,677
Santos Ltd. (c)	304,029	1,199,095

		6,372,345

Austria—4.2%
Schoeller-Bleckmann Oilfield Equipment AG (c)	19,392	2,138,732
UNIQA Insurance Group AG	263,530	3,067,838
Wienerberger AG	111,177	2,780,002

		7,986,572

China—2.3%
Angel Yeast Co., Ltd., Class A	239,750	1,222,307
China Everbright Greentech Ltd. (a)(c)	968,235	973,543
CIFI Holdings Group Co., Ltd.	1,092,000	964,718
Sunny Optical Technology Group Co., Ltd.	32,100	602,334
Zhejiang Dingli Machinery Co., Ltd., Class A	50,260	537,084

		4,299,986

Denmark—3.3%
Ambu A/S, Class B	166,995	3,779,744
SimCorp A/S	34,711	2,425,985

		6,205,729

Finland—2.8%
Huhtamaki Oyj	53,515	2,348,244
Outotec Oyj (c)	324,590	2,900,604

		5,248,848

France—4.4%
APERAM S.A.	49,343	2,362,809
Korian S.A.	37,130	1,256,483
Nexity S.A.	28,344	1,815,307
Sartorius Stedim Biotech	33,150	2,992,671

		8,427,270

Germany—8.5%
Aareal Bank AG	63,224	3,016,167
Bechtle AG	33,486	2,716,344
CANCOM SE	41,415	4,273,869
Deutsche Pfandbriefbank AG (a)	192,285	3,031,673
Hella GmbH & Co. KGaA	46,789	3,080,178

		16,118,231

Hong Kong—2.3%
Johnson Electric Holdings Ltd.	343,000	1,290,719
Man Wah Holdings Ltd.	874,800	697,739
Melco International Development Ltd.	200,000	586,960
Microport Scientific Corp.	695,000	754,076
Techtronic Industries Co., Ltd.	176,000	1,032,959

		4,362,453

Indonesia—0.5%
Jasa Marga Persero Tbk PT	2,858,200	955,199

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	167

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Italy—3.1%
De’ Longhi SpA	72,324	$2,146,887
FinecoBank Banca Fineco SpA	308,542	3,713,694

		5,860,581

Japan—30.7%
Arata Corp.	37,000	2,095,597
COMSYS Holdings Corp.	99,300	2,639,997
Daifuku Co., Ltd.	30,300	1,796,410
Gunma Bank Ltd.	514,273	2,960,668
Ichigo, Inc.	526,200	2,331,816
Kenko Mayonnaise Co., Ltd.	43,500	1,463,443
KH Neochem Co., Ltd.	95,600	2,771,855
Lion Corp.	125,200	2,569,326
MISUMI Group, Inc.	87,000	2,409,520
Mitsubishi UFJ Lease & Finance Co., Ltd.	412,400	2,470,501
Mitsui Mining & Smelting Co., Ltd.	35,000	1,551,905
Morinaga Milk Industry Co., Ltd.	53,100	2,160,888
Nippon Carbon Co., Ltd.	32,800	1,609,385
Nippon Shinyaku Co., Ltd.	23,300	1,577,264
Nissha Co., Ltd.	45,700	1,216,505
Okamura Corp.	222,900	3,070,391
Persol Holdings Co., Ltd.	140,600	4,085,373
Pigeon Corp.	67,000	3,027,181
Rengo Co., Ltd.	422,600	3,653,011
Sanwa Holdings Corp.	260,600	3,360,311
SCREEN Holdings Co., Ltd.	25,800	2,330,486
Siix Corp.	53,800	1,151,867
Start Today Co., Ltd.	73,700	1,918,226
Ube Industries Ltd.	141,300	4,140,441

		58,362,367

Korea (Republic of)—0.2%
HyVision System, Inc.	23,615	403,973

Netherlands—3.1%
Aalberts Industries NV	57,117	2,910,706
ASR Nederland NV	69,079	2,953,691

		5,864,397

	Shares	Value
Philippines—0.4%
Integrated Micro-Electronics, Inc.	1,331,100	$397,971
Robinsons Land Corp.	1,004,861	386,411

		784,382

Spain—2.7%
Melia Hotels International S.A.	179,337	2,538,665
Unicaja Banco S.A. (a)(c)	1,541,515	2,656,721

		5,195,386

Sweden—4.6%
AAK AB	34,841	3,084,828
Fastighets AB Balder, Class B (c)	83,130	2,092,094
Indutrade AB	90,866	2,351,013
NetEnt AB (c)	227,492	1,148,384

		8,676,319

Switzerland—6.2%
ams AG	34,502	3,623,062
Georg Fischer AG	1,885	2,523,774
Interroll Holding AG	1,798	2,823,505
OC Oerlikon Corp. AG (c)	160,152	2,830,765

		11,801,106

Taiwan—2.4%
ASPEED Technology, Inc.	26,000	815,975
Ennoconn Corp.	45,063	747,549
Faraday Technology Corp.	405,000	981,609
Globalwafers Co., Ltd.	72,000	1,160,376
Merry Electronics Co., Ltd.	71,000	414,611
Sunonwealth Electric Machine Industry Co., Ltd.	244,000	382,201

		4,502,321

United Kingdom—12.1%
ASOS PLC (c)	32,098	3,140,034
Auto Trader Group PLC (a)	383,246	1,883,816
Genus PLC	83,390	2,726,012

	Shares	Value
Intermediate Capital Group PLC	249,440	$3,445,298
RPC Group PLC	221,860	2,412,040
Senior PLC	801,302	3,387,733
Spectris PLC	56,498	2,138,331
Superdry PLC	55,873	1,224,182
Tullow Oil PLC (c)	928,717	2,560,205

		22,917,651

Total Common Stock (cost—$142,324,382)		184,345,116

Preferred Stock—1.5%
Germany—1.5%
Jungheinrich AG (cost—$2,221,885)	65,303	2,894,279

Total Investments (cost—$144,546,267) (b)—98.6%		187,239,395

Other assets less liabilities (d)—1.4%		2,689,549

Net Assets—100.0%		$189,928,944

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $8,545,753, representing 4.5% of net assets.

(b) Securities with an aggregate value of $184,115,412, representing 96.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Purchased:
683,790 Philippine Piso settling 4/2/18	State Street Bank and Trust Co.	$13,114	$13,105	$—	$(9)

Sold:
164,704 Danish Krone settling 4/3/18	Income Repatriation Boston IBS	27,367	27,185	182	—

				$182	$(9)

168	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	8.8%
Banks	4.9%
Semiconductors & Semiconductor Equipment	4.7%
Containers & Packaging	4.4%
Food Products	4.2%
Healthcare Equipment & Supplies	4.0%
IT Services	3.7%
Chemicals	3.6%
Metals & Mining	3.6%
Thrifts & Mortgage Finance	3.2%
Insurance	3.2%
Diversified Financial Services	3.0%
Household Products	2.9%
Commercial Services & Supplies	2.9%
Real Estate Management & Development	2.8%
Electronic Equipment, Instruments & Components	2.7%
Internet & Catalog Retail	2.7%
Professional Services	2.7%
Trading Companies & Distributors	2.5%
Construction Materials	2.2%
Household Durables	2.0%
Oil, Gas & Consumable Fuels	2.0%
Auto Components	2.0%
Capital Markets	1.8%
Aerospace & Defense	1.8%
Building Products	1.8%
Hotels, Restaurants & Leisure	1.6%
Internet Software & Services	1.6%
Electrical Equipment	1.5%
Biotechnology	1.4%
Construction & Engineering	1.4%
Software	1.3%
Energy Equipment & Services	1.1%
Distributors	1.1%
Pharmaceuticals	0.8%
Healthcare Providers & Services	0.7%
Specialty Retail	0.6%
Independent Power Producers & Energy Traders	0.5%
Transportation Infrastructure	0.5%
Technology Hardware, Storage & Peripherals	0.4%
Other assets less liabilities	1.4%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—99.5%
Air Freight & Logistics—0.9%
Echo Global Logistics, Inc. (a)	8,153	$225,023

Auto Components—1.2%
Modine Manufacturing Co. (a)	14,655	309,953

Banks—6.8%
Carolina Financial Corp.	4,818	189,251
Equity Bancshares, Inc., Class A (a)	5,689	222,781
First Foundation, Inc. (a)	13,314	246,842
First Internet Bancorp	5,323	196,951
Franklin Financial Network, Inc. (a)	5,641	183,897
National Commerce Corp. (a)	3,430	149,376
Preferred Bank	3,802	244,088
Seacoast Banking Corp. of Florida (a)	11,128	294,558

		1,727,744

Beverages—2.2%
MGP Ingredients, Inc.	4,357	390,344
Primo Water Corp. (a)	14,374	168,319

		558,663

Biotechnology—13.7%
Abeona Therapeutics, Inc. (a)	6,213	89,157
Achaogen, Inc. (a)	5,603	72,559
Adamas Pharmaceuticals, Inc. (a)	2,989	71,437
Agenus, Inc. (a)	14,900	70,179
Akebia Therapeutics, Inc. (a)	6,826	65,052
Arena Pharmaceuticals, Inc. (a)	5,909	233,405
Audentes Therapeutics, Inc. (a)	3,382	101,629
BioCryst Pharmaceuticals, Inc. (a)	13,923	66,413
BioSpecifics Technologies Corp. (a)	3,174	140,735
Calithera Biosciences, Inc. (a)	4,846	30,530
Cara Therapeutics, Inc. (a)	6,045	74,837
Concert Pharmaceuticals, Inc. (a)	6,775	155,147
Corbus Pharmaceuticals Holdings, Inc. (a)	8,083	49,306
Cytokinetics, Inc. (a)	6,918	49,810
CytomX Therapeutics, Inc. (a)	4,824	137,243
Esperion Therapeutics, Inc. (a)	1,392	100,683
Flexion Therapeutics, Inc. (a)	7,551	169,218
Heron Therapeutics, Inc. (a)	6,167	170,209
ImmunoGen, Inc. (a)	15,248	160,409
Immunomedics, Inc. (a)	6,278	91,722
Inovio Pharmaceuticals, Inc. (a)	13,117	61,781
Iovance Biotherapeutics, Inc. (a)	11,065	186,998
La Jolla Pharmaceutical Co. (a)	4,903	146,011
MacroGenics, Inc. (a)	4,407	110,880
NewLink Genetics Corp. (a)	3,062	22,199
Pieris Pharmaceuticals, Inc. (a)	9,752	66,509
Progenics Pharmaceuticals, Inc. (a)	14,300	106,678
REGENXBIO, Inc. (a)	2,569	76,685
Rigel Pharmaceuticals, Inc. (a)	28,253	100,016
Sangamo Therapeutics, Inc. (a)	8,855	168,245
Selecta Biosciences, Inc. (a)	3,014	30,713
Synergy Pharmaceuticals, Inc. (a)	33,454	61,221

	Shares	Value
TG Therapeutics, Inc. (a)	9,462	$134,360
Vanda Pharmaceuticals, Inc. (a)	8,423	141,928

		3,513,904

Building Products—2.2%
Patrick Industries, Inc. (a)	5,538	342,525
PGT Innovations, Inc. (a)	12,315	229,675

		572,200

Chemicals—2.5%
American Vanguard Corp.	10,654	215,211
KMG Chemicals, Inc.	3,560	213,422
Koppers Holdings, Inc. (a)	5,354	220,049

		648,682

Commercial Services & Supplies—0.4%
Hudson Technologies, Inc. (a)	21,305	105,247

Construction & Engineering—1.9%
NV5 Global, Inc. (a)	5,718	318,779
Sterling Construction Co., Inc. (a)	14,409	165,127

		483,906

Construction Materials—1.1%
U.S. Concrete, Inc. (a)	4,501	271,860

Diversified Consumer Services—0.9%
Carriage Services, Inc.	8,307	229,772

Diversified Telecommunication Services—0.8%
ORBCOMM, Inc. (a)	21,255	199,159

Electrical Equipment—0.5%
Plug Power, Inc. (a)	65,110	123,058

Electronic Equipment, Instruments & Components—0.7%
Mesa Laboratories, Inc.	1,304	193,566

Energy Equipment & Services—0.7%
Newpark Resources, Inc. (a)	11,473	92,931
Nine Energy Service, Inc. (a)	3,194	77,774

		170,705

Food Products—0.8%
John B Sanfilippo & Son, Inc.	3,418	197,800

Healthcare Equipment & Supplies—9.7%
Antares Pharma, Inc. (a)	46,832	103,030
AxoGen, Inc. (a)	14,225	519,213
CryoLife, Inc. (a)	10,792	216,380
CryoPort, Inc. (a)	23,510	202,186
Cutera, Inc. (a)	8,254	414,764
Heska Corp. (a)	1,617	127,856
LeMaitre Vascular, Inc.	11,700	423,891
Surmodics, Inc. (a)	5,747	218,673
Tactile Systems Technology, Inc. (a)	8,130	258,534

		2,484,527

Healthcare Providers & Services—2.4%
BioTelemetry, Inc. (a)	12,838	398,620
RadNet, Inc. (a)	14,513	208,987

		607,607

Healthcare Technology—2.4%
Tabula Rasa HealthCare, Inc. (a)	8,418	326,618
Vocera Communications, Inc. (a)	12,112	283,663

		610,281

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	169

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Hotels, Restaurants & Leisure—2.2%
Carrols Restaurant Group, Inc. (a)	19,542	$218,870
Century Casinos, Inc. (a)	21,495	160,353
Golden Entertainment, Inc. (a)	7,932	184,260

		563,483

Household Durables—2.4%
LGI Homes, Inc. (a)	5,507	388,629
M/I Homes, Inc. (a)	6,967	221,899

		610,528

Internet & Catalog Retail—0.7%
Gaia, Inc. (a)	11,540	178,870

Internet Software & Services—7.9%
Amber Road, Inc. (a)	22,683	201,879
Carbonite, Inc. (a)	10,107	291,082
Five9, Inc. (a)	16,553	493,114
GTT Communications, Inc. (a)	7,295	413,626
Instructure, Inc. (a)	8,197	345,503
LivePerson, Inc. (a)	17,582	287,466

		2,032,670

IT Services—0.7%
Hackett Group, Inc.	12,029	193,186

Life Sciences Tools & Services—1.4%
Enzo Biochem, Inc. (a)	15,495	84,913
NeoGenomics, Inc. (a)	32,544	265,559

		350,472

Machinery—5.7%
Commercial Vehicle Group, Inc. (a)	15,878	123,054
Energy Recovery, Inc. (a)	9,616	79,044
Global Brass & Copper Holdings, Inc.	5,048	168,856
Kadant, Inc.	3,518	332,451
Kornit Digital Ltd. (a)	12,689	163,688
NN, Inc.	4,492	107,808
Spartan Motors, Inc.	13,380	230,136
Titan International, Inc.	19,135	241,292

		1,446,329

Oil, Gas & Consumable Fuels—2.3%
Abraxas Petroleum Corp. (a)	43,538	96,654
Evolution Petroleum Corp.	23,573	189,763
Penn Virginia Corp. (a)	2,322	81,363
Ring Energy, Inc. (a)	15,989	229,442

		597,222

Personal Products—1.0%
Medifast, Inc.	2,750	256,988

Pharmaceuticals—4.8%
Amphastar Pharmaceuticals, Inc. (a)	7,015	131,531
ANI Pharmaceuticals, Inc. (a)	3,666	213,435
Assembly Biosciences, Inc. (a)	2,692	132,285
Cymabay Therapeutics, Inc. (a)	7,712	100,179
Intersect ENT, Inc. (a)	7,738	304,103
Omeros Corp. (a)	5,649	63,099
Paratek Pharmaceuticals, Inc. (a)	3,906	50,778
Revance Therapeutics, Inc. (a)	4,098	126,218
WaVe Life Sciences Ltd. (a)	2,387	95,719

		1,217,347

Professional Services—2.1%
CRA International, Inc.	3,840	200,794
GP Strategies Corp. (a)	5,654	128,063
Kforce, Inc.	7,710	208,555

		537,412

	Shares	Value
Road & Rail—0.7%
Daseke, Inc. (a)	17,520	$171,521

Semiconductors & Semiconductor Equipment—4.5%
Axcelis Technologies, Inc. (a)	7,842	192,913
AXT, Inc. (a)	27,136	196,736
CEVA, Inc. (a)	5,947	215,281
FormFactor, Inc. (a)	15,932	217,472
Ichor Holdings Ltd. (a)	8,310	201,185
PDF Solutions, Inc. (a)	10,810	126,045

		1,149,632

Software—5.3%
Asure Software, Inc. (a)	15,169	185,669
Datawatch Corp. (a)	14,592	126,221
Everbridge, Inc. (a)	8,157	298,546
Model N, Inc. (a)	14,251	257,230
PROS Holdings, Inc. (a)	6,727	222,058
Upland Software, Inc. (a)	9,158	263,659

		1,353,383

Technology Hardware, Storage & Peripherals—1.3%
USA Technologies, Inc. (a)	37,097	333,873

Thrifts & Mortgage Finance—2.1%
First Defiance Financial Corp.	4,315	247,336
Meridian Bancorp, Inc.	13,859	279,259

		526,595

Trading Companies & Distributors—0.8%
Titan Machinery, Inc. (a)	8,750	206,150

Wireless Telecommunication Services—1.8%
Boingo Wireless, Inc. (a)	19,016	471,026

Total Investments (cost—$18,328,530)—99.5%		25,430,344

Other assets less liabilities—0.5%		115,812

Net Assets—100.0%		$25,546,156

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—90.1%
Argentina—0.7%
Banco Macro S.A. ADR	9,610	$1,037,592

Brazil—4.4%
Banco Santander Brasil S.A. UNIT	93,700	1,132,705
Cia de Locacao das Americas	116,100	1,055,343
Energisa S.A. UNIT	105,000	1,103,606
Hypera S.A.	89,800	983,558
IRB Brasil Resseguros S.A.	84,400	1,070,131
Petrobras Distribuidora S.A. (e)	151,000	1,056,078

		6,401,421

China—27.2%
AAC Technologies Holdings, Inc.	53,500	980,364
Agricultural Bank of China Ltd., Class H	1,768,000	1,015,262
Anhui Jinhe Industrial Co., Ltd., Class A	241,564	953,939
Baidu, Inc. ADR (e)	4,210	939,630
Bank of China Ltd., Class H	1,714,000	936,288
Baoshan Iron & Steel Co., Ltd., Class A	686,239	951,142
BOE Technology Group Co., Ltd., Class B	1,755,800	1,003,060
China Construction Bank Corp., Class H	958,000	1,000,635
China Medical System Holdings Ltd.	462,000	1,058,387
China Merchants Bank Co., Ltd., Class H	228,100	946,813
China Shenhua Energy Co., Ltd., Class H	370,500	929,855
CNOOC Ltd.	654,000	968,370
Consun Pharmaceutical Group Ltd.	930,000	995,841
Geely Automobile Holdings Ltd.	336,000	984,560
Gree Electric Appliances, Inc. of Zhuhai, Class A	126,000	948,048
Guangdong Provincial Expressway Development Co., Ltd., Class B	1,176,487	1,030,161
Guangzhou Automobile Group Co., Ltd., Class H	436,000	809,803
Haitian International Holdings Ltd.	326,000	991,219
Hengtong Optic-electric Co., Ltd., Class A	175,300	1,035,628
Industrial & Commercial Bank of China Ltd., Class H	1,146,000	998,723
Jinyu Bio-Technology Co., Ltd., Class A	220,620	991,143
JNBY Design Ltd.	528,000	1,079,139
Kingboard Laminates Holdings Ltd.	604,000	886,179
Kweichow Moutai Co., Ltd., Class A	8,300	916,310
Lee & Man Paper Manufacturing Ltd.	901,000	962,069
LONGi Green Energy Technology Co., Ltd., Class A	178,100	965,000
Midea Group Co., Ltd., Class A	113,314	1,006,218

170	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
People’s Insurance Co. Group of China Ltd., Class H	1,926,000	$910,897
PICC Property & Casualty Co., Ltd., Class H	497,000	878,213
Qingdao Haier Co., Ltd., Class A	330,100	944,357
Qingdao Port International Co., Ltd., Class H (a)	1,390,000	1,032,878
Shengyi Technology Co., Ltd., Class A	396,800	1,089,391
Shenzhen Expressway Co., Ltd., Class H	986,000	1,007,060
Shenzhen International Holdings Ltd.	490,000	1,079,780
Sinopharm Group Co., Ltd., Class H	209,600	1,049,582
Tencent Holdings Ltd.	17,600	944,760
Tencent Holdings Ltd. ADR	18,600	991,194
Travelsky Technology Ltd., Class H	325,000	949,288
Wanhua Chemical Group Co., Ltd., Class A (c)(d)	101,200	610,253
Wuliangye Yibin Co., Ltd., Class A	86,000	931,585
Zhuzhou Kibing Group Co., Ltd., Class A	987,600	927,358

		39,630,382

Czech Republic—0.7%
Philip Morris CR AS	1,271	1,056,494

Hong Kong—2.0%
Johnson Electric Holdings Ltd.	248,000	933,231
Xin Point Holdings Ltd.	1,306,000	940,128
Xinyi Glass Holdings Ltd.	680,000	1,035,066

		2,908,425

India—9.0%
Bharat Petroleum Corp., Ltd.	148,714	982,169
Cyient Ltd.	106,627	1,142,680
DCM Shriram Ltd.	144,894	951,384
Dewan Housing Finance Corp., Ltd.	124,597	992,542
HCL Technologies Ltd.	67,485	999,832
Hexaware Technologies Ltd.	187,744	1,099,235
Indiabulls Housing Finance Ltd.	53,721	1,029,383
Larsen & Toubro Infotech Ltd. (a)	49,453	1,021,622
Mphasis Ltd.	76,367	979,707
Power Grid Corp. of India Ltd.	321,988	957,271
PTC India Ltd.	710,697	950,133
Reliance Industries Ltd.	71,629	976,473
Yes Bank Ltd.	209,380	992,651

		13,075,082

Indonesia—2.1%
Bank Negara Indonesia Persero Tbk PT	1,497,400	948,292
Bank Rakyat Indonesia Persero Tbk PT	3,725,000	977,587
Bank Tabungan Negara Persero Tbk PT	3,932,500	1,088,917

		3,014,796

Korea (Republic of)—12.1%
DB Insurance Co., Ltd.	15,800	981,569
F&F Co., Ltd.	27,650	1,054,318

	Shares	Value
Hana Financial Group, Inc.	22,470	$968,392
Hyundai Marine & Fire Insurance Co., Ltd.	27,235	1,010,157
Jin Air Co., Ltd.	35,260	1,007,768
KB Financial Group, Inc.	17,420	1,010,312
Korea Asset In Trust Co., Ltd.	8,017	45,247
Korea United Pharm, Inc.	37,620	977,009
LEENO Industrial, Inc.	18,240	1,025,226
LG Electronics, Inc.	4,620	476,676
Lotte Chemical Corp.	2,585	1,059,035
Meritz Fire & Marine Insurance Co., Ltd.	46,990	936,095
PSK, Inc.	41,300	993,043
Samsung Electronics Co., Ltd.	454	1,060,760
Shinhan Financial Group Co., Ltd.	22,670	967,086
SK Holdings Co., Ltd.	3,430	967,397
SK Hynix, Inc.	13,410	1,027,366
Tokai Carbon Korea Co., Ltd.	13,900	1,086,134
WONIK IPS Co., Ltd.	32,490	1,011,649

		17,665,239

Malaysia—2.8%
Inari Amertron Bhd.	1,328,600	968,483
Serba Dinamik Holdings Bhd.	1,223,400	1,077,939
SKP Resources Bhd.	2,418,000	992,939
Yinson Holdings Bhd.	1,004,700	979,819

		4,019,180

Mexico—2.6%
Grupo Aeroportuario del Centro Norte S.A.B de C.V.	182,300	890,543
Grupo Financiero Banorte S.A.B de C.V., Class O	168,700	1,023,150
Grupo Financiero Interacciones S.A. de C.V., Class O	196,000	953,047
Mexichem S.A.B de C.V.	299,700	919,047

		3,785,787

Russian Federation—3.5%
Gazprom Neft PJSC ADR	43,042	1,096,710
Lukoil PJSC (c)(d)	14,201	985,265
Sberbank of Russia PJSC ADR	53,218	992,516
Tatneft PJSC (c)(d)	100,148	1,070,582
TCS Group Holding PLC GDR	46,380	1,018,041

		5,163,114

Singapore—0.7%
Venture Corp., Ltd.	50,300	1,087,831

South Africa—6.1%
Astral Foods Ltd.	41,236	1,089,595
Distell Group Ltd.	84,181	974,157
Investec Property Fund Ltd. REIT	673,566	995,445
JSE Ltd.	63,413	992,700
Mondi Ltd.	37,042	1,008,218
Naspers Ltd., Class N	3,841	939,942
Naspers Ltd., Class N ADR	18,900	948,402
Rand Merchant Investment Holdings Ltd.	279,824	946,039
Santam Ltd.	37,154	1,023,130

		8,917,628

Taiwan—12.1%
Ardentec Corp.	836,000	1,092,440
Catcher Technology Co., Ltd.	89,000	1,118,721

	Shares	Value
Chroma ATE, Inc.	178,000	$1,107,561
E Ink Holdings, Inc.	622,000	1,041,475
Getac Technology Corp.	677,000	979,653
Greatek Electronics, Inc.	539,000	1,032,860
ITEQ Corp.	428,000	1,021,800
King’s Town Bank Co., Ltd.	774,000	985,156
KMC Kuei Meng International, Inc.	235,000	1,083,761
On-Bright Electronics, Inc.	103,000	1,133,905
Powertech Technology, Inc.	331,000	1,043,467
Sinbon Electronics Co., Ltd.	353,000	932,505
Taiwan Semiconductor Manufacturing Co., Ltd.	124,000	1,050,305
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	22,700	993,352
Taiwan Union Technology Corp.	337,000	1,073,940
Tripod Technology Corp.	311,000	1,054,838
WT Microelectronics Co., Ltd.	607,543	986,652

		17,732,391

Thailand—2.1%
PTT Global Chemical PCL NVDR	326,200	991,560
PTT PCL NVDR	60,700	1,069,052
Tisco Financial Group PCL NVDR	369,100	1,040,713

		3,101,325

Turkey—1.4%
Tofas Turk Otomobil Fabrikasi AS	131,825	888,485
Trakya Cam Sanayii AS	851,634	1,105,535

		1,994,020

United Arab Emirates—0.6%
Dubai Islamic Bank PJSC	656,043	948,418

Vietnam—0.0%
FPT Corp.	8	21

Total Common Stock (cost—$124,044,397)		131,539,146

Preferred Stock—5.5%
Brazil—2.9%
Azul S.A. (e)	96,200	1,113,099
Banco do Estado do Rio Grande do Sul S.A., Class B	172,800	1,060,945
Itausa - Investimentos Itau S.A.	232,700	971,977
Petroleo Brasileiro S.A. (e)	163,300	1,059,005

		4,205,026

Korea (Republic of)—2.6%
LG Electronics, Inc.	13,650	570,636
LG Household & Health Care Ltd.	1,626	1,070,881
Samsung Electronics Co., Ltd.	546	1,049,921
SK Innovation Co., Ltd.	8,012	1,048,609

		3,740,047

Total Preferred Stock (cost—$6,866,742)		7,945,073

Exchange-Traded Funds—0.0%
iShares MSCI Emerging Markets Index (cost—$52,935)	1,100	53,108

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	171

Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—2.8%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $4,110,128; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $4,197,060 including accrued interest
(cost—$4,110,000)	$4,110	$4,110,000

Total Investments (cost—$135,074,074) (b)—98.4%		143,647,327

Other assets less liabilities (f)—1.6%		2,284,720

Net Assets—100.0%		$145,932,047

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,054,500, representing 1.4% of net assets.

(b) Securities with an aggregate value of $104,195,441, representing 71.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $2,666,100, representing 1.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Purchased:
566,004 South African Rand settling 4/5/18	Northern Trust Company	$47,607	$47,802	$195	$—
102,177 Turkish Lira settling 4/2/18	Northern Trust Company	25,756	25,898	142	—

Sold:
96,538 South African Rand settling 4/5/18	Northern Trust Company	8,120	8,153	—	(33)

				$337	$(33)

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	15.8%
Semiconductors & Semiconductor Equipment	8.5%
Electronic Equipment, Instruments & Components	8.4%
Oil, Gas & Consumable Fuels	7.0%
Insurance	5.3%
Chemicals	3.8%
Technology Hardware, Storage & Peripherals	3.6%
IT Services	3.5%
Transportation Infrastructure	3.5%
Household Durables	2.3%
Pharmaceuticals	2.1%
Internet Software & Services	2.0%
Beverages	1.9%
Automobiles	1.8%
Textiles, Apparel & Luxury Goods	1.5%
Airlines	1.5%
Electric Utilities	1.4%
Energy Equipment & Services	1.4%
Personal Products	1.4%
Building Products	1.4%
Thrifts & Mortgage Finance	1.4%
Machinery	1.4%
Auto Components	1.4%
Paper & Forest Products	1.3%
Media	1.3%
Electrical Equipment	1.0%
Software	0.8%
Food Products	0.7%
Leisure Equipment & Products	0.7%

Tobacco	0.7%
Specialty Retail	0.7%
Road & Rail	0.7%
Healthcare Providers & Services	0.7%
Equity Real Estate Investment Trusts (REITs)	0.7%
Communications Equipment	0.7%
Capital Markets	0.7%
Biotechnology	0.7%
Industrial Conglomerates	0.7%
Metals & Mining	0.6%
Independent Power Producers & Energy Traders	0.6%
Exchange-Traded Funds	0.0%
Repurchase Agreements	2.8%
Other assets less liabilities	1.6%

100.0%

172	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
COMMON STOCK—99.8%
Australia—5.9%
Abacus Property Group REIT	10,596	$28,384
Beach Energy Ltd.	39,400	37,545
BT Investment Management Ltd.	4,000	31,216
CSR Ltd.	7,380	29,600
Northern Star Resources Ltd.	6,500	31,548
Regis Resources Ltd.	8,500	29,806
Sandfire Resources NL	9,100	51,845

		239,944

Austria—0.9%
Mayr Melnhof Karton AG	233	35,368

Belgium—1.1%
Befimmo S.A. REIT	697	45,058

Canada—7.2%
BRP, Inc.	870	33,413
Canfor Pulp Products, Inc.	4,175	53,761
Cogeco, Inc.	663	35,246
Laurentian Bank of Canada	875	32,165
Linamar Corp.	689	37,639
Magellan Aerospace Corp.	2,565	38,903
Martinrea International, Inc.	2,505	29,612
Transcontinental, Inc., Class A	1,658	32,752

		293,491

China—3.3%
China Water Affairs Group Ltd.	42,000	42,977
Gemdale Properties & Investment Corp. Ltd.	296,000	35,952
Lee & Man Paper Manufacturing Ltd.	30,000	32,033
Sinopec Kantons Holdings Ltd.	50,000	24,812

		135,774

Denmark—0.6%
Sydbank A/S	700	25,857

Finland—1.9%
Ahlstrom-Munksjo Oyj	1,648	34,391
Valmet Oyj	2,200	44,105

		78,496

France—2.1%
Alten S.A.	320	30,850
Euronext NV (a)	743	54,461

		85,311

Greece—0.7%
Motor Oil Hellas Corinth Refineries S.A.	1,265	28,569

Hong Kong—5.6%
CITIC Telecom International Holdings Ltd.	123,000	35,720
Dah Sing Financial Holdings Ltd.	4,800	30,524
Fairwood Holdings Ltd.	8,000	31,449
Giordano International Ltd.	84,000	49,368
Johnson Electric Holdings Ltd.	10,500	39,512
Xinyi Glass Holdings Ltd.	28,000	42,620

		229,193

Indonesia—0.8%
Adaro Energy Tbk PT	221,600	34,527

Israel—0.5%
Shikun & Binui Ltd.	11,500	19,018

Italy—1.0%
A2A SpA	21,021	40,210

	Shares	Value
Japan—18.3%
Dowa Holdings Co., Ltd.	800	$28,627
Fujitec Co., Ltd.	3,000	40,006
Fukushima Industries Corp.	1,200	52,401
Goldcrest Co., Ltd.	1,500	32,009
Hamakyorex Co., Ltd.	1,200	40,430
Haseko Corp.	2,700	41,556
Iwatani Corp.	800	29,544
JCU Corp.	1,600	38,016
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,270	33,566
Medipal Holdings Corp.	1,900	39,655
Mitsubishi Shokuhin Co., Ltd.	1,500	43,176
Morita Holdings Corp.	2,440	46,435
Nippo Corp.	2,000	45,087
Nitta Corp.	875	32,952
Paramount Bed Holdings Co., Ltd.	700	35,579
Raito Kogyo Co., Ltd.	2,800	29,622
Shibuya Corp.	900	32,138
T-Gaia Corp.	1,100	30,887
Ulvac, Inc.	700	39,602
Unipres Corp.	1,700	38,609

		749,897

Korea (Republic of)—1.6%
Huchems Fine Chemical Corp.	1,763	40,667
SFA Engineering Corp.	700	23,034

		63,701

Mexico—1.7%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR (c)	800	31,528
Ternium S.A. ADR	1,200	38,988

		70,516

Netherlands—2.3%
Aalberts Industries NV	894	45,559
Philips Lighting NV (a)	1,300	48,876

		94,435

Norway—3.9%
Atea ASA (c)	3,200	51,946
B2Holding ASA	13,400	33,528
Borregaard ASA	3,750	35,548
Europris ASA (a)(c)	12,600	40,637

		161,659

Philippines—0.7%
DMCI Holdings, Inc.	124,500	29,143

Portugal—1.0%
Semapa-Sociedade de Investimento e Gestao	1,800	41,053

Singapore—3.6%
BOC Aviation Ltd. (a)	6,300	37,575
HRnetgroup Ltd. (c)	61,100	34,629
Lippo Malls Indonesia Retail Trust REIT	109,700	32,303
Mapletree Industrial Trust REIT	29,100	45,159

		149,666

South Africa—2.5%
Astral Foods Ltd.	1,100	29,066
JSE Ltd.	2,000	31,309
Reunert Ltd.	6,600	41,572

		101,947

Spain—4.3%
Cia de Distribucion Integral Logista Holdings S.A.	1,857	39,367

	Shares	Value
CIE Automotive S.A.	868	$31,013
Grupo Catalana Occidente S.A.	707	30,808
Lar Espana Real Estate Socimi S.A. REIT	3,562	42,733
Melia Hotels International S.A.	2,200	31,143

		175,064

Sweden—0.9%
Loomis AB, Class B	1,024	36,967

Switzerland—1.5%
Cembra Money Bank AG	311	27,641
Georg Fischer AG	25	33,472

		61,113

Taiwan—1.5%
Grand Pacific Petrochemical	31,000	32,757
King’s Town Bank Co., Ltd.	24,000	30,548

		63,305

United Kingdom—23.4%
Begbies Traynor Group PLC	35,700	32,406
BGEO Group PLC	741	36,979
Brewin Dolphin Holdings PLC	8,700	42,155
Britvic PLC	4,200	40,235
Card Factory PLC	16,500	43,776
Computacenter PLC	2,525	40,785
Consort Medical PLC	2,310	36,435
Equiniti Group PLC (a)	9,800	41,114
Firstgroup PLC (c)	39,100	45,044
Hastings Group Holdings PLC (a)	9,100	33,399
Hays PLC	13,100	34,655
Headlam Group PLC	6,700	41,830
Hill & Smith Holdings PLC	1,708	31,894
Howden Joinery Group PLC	4,500	29,128
Morgan Advanced Materials PLC	6,100	27,250
OneSavings Bank PLC	5,900	30,946
PayPoint PLC	3,234	36,208
Polypipe Group PLC	9,161	44,780
Redrow PLC	3,700	30,917
RPC Group PLC	3,850	41,857
Savills PLC	2,200	30,317
Sirius Real Estate Ltd.	49,400	42,636
Superdry PLC	1,250	27,388
Synthomer PLC	5,154	34,772
Tyman PLC	9,100	38,046
Virgin Money Holdings UK PLC	12,200	45,087

		960,039

United States—1.0%
Travelport Worldwide Ltd.	2,500	40,850

Total Common Stock (cost—$3,496,986)		4,090,171

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	173

Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—3.8%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $154,005; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $157,271 including accrued interest
(cost—$154,000)	$154	$154,000

Total Investments (cost—$3,650,986) (b)—103.6%		4,244,171

Liabilities in excess of other assets (d)—(3.6)%		(148,403)

Net Assets—100.0%		$4,095,768

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $256,062, representing 6.3% of net assets.

(b) Securities with an aggregate value of $3,329,291, representing 81.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Purchased:
6,412,072 Japanese Yen settling 4/2/18	Northern Trust Company	$60,384	$60,261	$—	$(123)
712,809 South African Rand settling 4/3/18	Northern Trust Company	61,347	60,210	—	(1,137)
Sold:
3,885,304 Japanese Yen settling 4/2/18	Northern Trust Company	36,588	36,514	74	—

				$74	$(1,260)

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	9.5%
Metals & Mining	5.2%
IT Services	5.0%
Banks	4.9%
Equity Real Estate Investment Trusts (REITs)	4.7%
Chemicals	4.4%
Auto Components	4.4%
Paper & Forest Products	3.9%
Capital Markets	3.9%
Specialty Retail	3.7%
Real Estate Management & Development	3.4%
Oil, Gas & Consumable Fuels	3.1%
Commercial Services & Supplies	2.6%
Professional Services	2.5%
Trading Companies & Distributors	2.3%
Construction & Engineering	2.3%
Electrical Equipment	2.1%
Road & Rail	2.1%
Building Products	2.0%
Containers & Packaging	1.9%
Household Durables	1.8%
Healthcare Equipment & Supplies	1.8%
Industrial Conglomerates	1.7%
Insurance	1.6%
Hotels, Restaurants & Leisure	1.5%
Consumer Finance	1.5%
Food & Staples Retailing	1.0%
Water Utilities	1.0%
Distributors	1.0%
Multi-Line Retail	1.0%
Beverages	1.0%
Multi-Utilities	1.0%

Healthcare Providers & Services	1.0%
Semiconductors & Semiconductor Equipment	1.0%
Air Freight & Logistics	1.0%
Aerospace & Defense	0.9%
Diversified Telecommunication Services	0.9%
Media	0.9%
Leisure Equipment & Products	0.8%
Transportation Infrastructure	0.8%
Thrifts & Mortgage Finance	0.7%
Construction Materials	0.7%
Food Products	0.7%
Electronic Equipment, Instruments & Components	0.6%
Repurchase Agreements	3.8%
Liabilities in excess of other assets	(3.6%)

100.0%

174	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Consolidated Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI PerformanceFee Managed Futures Strategy Fund

	Principal Amount (000s)	Value
U.S. Treasury Obligations—83.7%
U.S. Treasury Notes, 0.75%, 2/15/19	$2,100	$2,075,719
1.00%, 11/30/18	1,600	1,589,375
1.125%, 1/15/19	2,100	2,084,578
1.125%, 1/31/19	2,100	2,083,430
1.125%, 2/28/19	900	892,195
1.25%, 12/15/18	2,000	1,989,219
1.25%, 12/31/18	2,100	2,087,695

Total U.S. Treasury Obligations (cost—$12,806,734)		12,802,211

	Shares	Value
Exchange-Traded Funds—1.0%
iShares JPMorgan USD Emerging Markets Bond	680	$76,718
Vanguard Emerging Markets Government Bond	910	71,389

Total Exchange-Traded Funds (cost—$151,514)		148,107

	Principal Amount (000s)	Value
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $204,006; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $209,695 including accrued interest
(cost—$204,000)	$204	$204,000

Total Investments (cost—$13,162,248)—86.0%		13,154,318

Other assets less liabilities (a)—14.0%		2,134,422

Net Assets—100.0%		$15,288,740

Notes to Consolidated Schedule of Investments:

(a) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	12	6/29/18		$1,200		$1,374	$7,690
10-Year Japanese Government Bond	2	6/13/18	JPY	200,000		2,835	(2,077)
BIST 30 Index	42	4/30/18	TRY	4		150	(703)
Bovespa Index	10	4/18/18	BRL	—(c	)	259	7,978
British Pound	22	6/18/18		$1,375		1,933	2,279
CBOE Volatility Index	4	4/18/18		4		79	889
Cocoa†	29	5/15/18		—(c	)	741	98,855
Cotton No.2†	10	5/8/18		500		407	(610)
E-mini S&P 500 Index	8	6/15/18		—(c	)	1,057	(58,355)
Euro Currency	17	6/18/18		2,125		2,626	(21,720)
Euro-Bund 10-Year Bond	16	6/7/18	EUR	1,600		2,809	48,741
FTSE China A50 Index	7	4/26/18	$	—(c	)	89	(1,450)
FTSE/JSE Top 40 Index	10	6/21/18	ZAR	—(c	)	417	(31,384)
FTSE/MIB Index	2	6/15/18	EUR	—(c	)	270	(1,750)
Gold 100 Oz.†	2	6/27/18	$	—(c	)	265	(1,225)
Hang Seng Index	2	4/27/18	HKD	—(c	)	383	(1,188)
Japanese Yen	23	6/18/18		$29		2,715	3,670
Lean Hogs†	1	4/13/18		40		23	(4,671)
Live Cattle†	6	4/30/18		240		273	(33,603)
Low Sulphur Gasoil†	6	5/10/18		1		371	(700)
MSCI Taiwan Index	5	4/27/18		1		206	(417)
New Zealand Dollar	3	6/18/18		300		217	(3,608)
S&P/TSX 60 Index	1	6/14/18	CAD	—(c	)	141	540
TOPIX Index	6	6/7/18	JPY	60		960	19,775
WTI Crude Oil†	6	5/22/18		$6		389	33,340

							$60,296

Short position contracts:
10-Year U.S. Treasury Note	(32)	6/20/18		$(3,200)		$(3,876)	$(40,855)
Australian Dollar	(4)	6/18/18		(400)		(307)	459
Canadian Dollar	(6)	6/19/18		(600)		(466)	694
Copper†	(1)	6/27/18		(25)		(76)	148
Corn†	(9)	7/13/18		(45)		(178)	(5,097)
FTSE 100 Index	(2)	6/15/18	GBP	(—	)(c)	(196)	628
Mini DAX European Index	(1)	6/15/18	EUR	(—	)(c)	(75)	180
Natural Gas†	(14)	5/29/18		$(140)		(389)	1,203
Platinum†	(4)	7/27/18		(—	)(c)	(187)	685
Silver†	(4)	7/27/18		(20)		(327)	895
United Kingdom Government 10-Year Gilt	(18)	6/27/18	GBP	(1,800)		(3,102)	(46,331)

							$(87,391)

							$(27,095)

† All or a portion of this security is owned by AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund, Ltd., which is a wholly-owned subsidiary of the Fund.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	175

Consolidated Schedule of Investments

March 31, 2018 (Unaudited)

Credit default swap agreements outstanding at March 31, 2018:
Centrally cleared sell protection swap agreements(1):
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(3)	Implied Credit Spread(2)	Termination Date	Fixed Deal Recieved Rate	Payment Frequency	Value(4)	Upfront Premiums Paid	Unrealized Depreciation
Goldman Sachs (ICE):
CDX.NA.HY.29 Index	$2,400	3.37%	12/20/22	5.00%	Quaterly	$158,948	$187,014	$(28,066)

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2018 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) At March 31, 2018, the Fund pledged $1,083,625 and $111,696 in cash as collateral for futures contracts and swap contracts, respectively.

(c) Notional amount rounds to less than $500.

Glossary:

BIST—Borsa Istanbul

BRL—Brazilian Real

CAD—Canadian Dollar

CBOE—Chicago Board Options Exchange

CDX—Credit Derivatives Index

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

HKD—Hong Kong Dollar

ICE—Intercontinental Exchange

JPY—Japanese Yen

JSE—Johannesburg Stock Exchange Limited

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

TRY—Turkish Lira

ZAR—South African Rand

176	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI PerformanceFee Structured US Equity Fund

	Shares	Value
Exchange-Traded Funds—99.3%
iShares Core S&P 500 (a) (cost—$25,158,275)	92,649	$24,586,265

	Principal Amount (000s)
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $113,004; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $119,145 including accrued interest
(cost—$113,000)	$113	113,000

Total Options Purchased—1.3% (cost—$341,422) (b)(c)(d)		310,317

Total Investments, before options written (cost—$25,612,697)—101.1%		25,009,582

Value
Total Options Written—(1.6)% (premiums received—$487,785) (b)(c)(d)	$(398,005)

Total Investments, net of options written (cost—$25,124,911)—99.5%	24,611,577

Other assets less other liabilities—0.5%	111,593

Net Assets—100.0%	$24,723,170

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2018:

Options purchased contracts outstanding at March 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)

Call options:
CBOE SPX Volatility Index	20.00 USD	6/20/18	72	$7,200	$18,720	$11,627	$7,093
CBOE SPX Volatility Index	21.00 USD	7/18/18	12	1,200	3,090	2,251	839
CBOE SPX Volatility Index	22.00 USD	7/18/18	12	1,200	2,820	2,089	731
Russell 2000 Index	1,630.00 USD	6/15/18	1	100	1,220	2,321	(1,101)
Russell 2000 Index	1,630.00 USD	6/29/18	1	100	1,565	2,776	(1,211)
Russell 2000 Index	1,620.00 USD	7/31/18	1	100	2,615	4,102	(1,487)
Russell 2000 Index	1,610.00 USD	8/31/18	1	100	3,785	5,490	(1,705)
Russell 2000 Index	1,620.00 USD	9/21/18	1	100	3,855	5,470	(1,615)
S&P 500 Index	2,750.00 USD	4/20/18	1	100	760	783	(23)
S&P 500 Index	2,750.00 USD	4/23/18	1	100	835	883	(48)
S&P 500 Index	2,750.00 USD	4/25/18	1	100	915	993	(78)
S&P 500 Index	2,750.00 USD	4/27/18	1	100	1,005	1,093	(88)
S&P 500 Index	2,750.00 USD	4/30/18	1	100	1,075	1,164	(89)
S&P 500 Index	2,725.00 USD	5/4/18	1	100	1,955	5,974	(4,019)
S&P 500 Index	2,750.00 USD	5/4/18	1	100	1,305	1,424	(119)
S&P 500 Index	2,750.00 USD	5/11/18	1	100	1,595	1,714	(119)
S&P 500 Index	2,750.00 USD	5/18/18	1	100	1,865	2,020	(155)
S&P 500 Index	2,800.00 USD	6/29/18	1	100	2,125	4,404	(2,279)
S&P 500 Index	3,000.00 USD	6/29/18	2	200	340	787	(447)
S&P 500 Index	2,800.00 USD	7/20/18	1	100	2,765	5,204	(2,439)
S&P 500 Index	2,975.00 USD	7/20/18	2	200	735	1,505	(770)
S&P 500 Index	2,825.00 USD	7/31/18	1	100	2,475	4,554	(2,079)
S&P 500 Index	3,000.00 USD	7/31/18	2	200	720	1,307	(587)
S&P 500 Index	2,800.00 USD	8/31/18	1	100	4,225	7,004	(2,779)
S&P 500 Index	3,000.00 USD	8/31/18	2	200	1,030	2,007	(977)
S&P 500 Index	2,800.00 USD	9/21/18	1	100	4,860	7,704	(2,844)
S&P 500 Index	3,000.00 USD	9/21/18	2	200	1,360	2,707	(1,347)
S&P 500 Index	2,800.00 USD	9/28/18	1	100	5,125	8,054	(2,929)
S&P 500 Index	3,000.00 USD	9/28/18	2	200	1,520	2,907	(1,387)
S&P 500 Index	2,825.00 USD	4/20/18	1	100	155	1,604	(1,449)
S&P 500 Index	3,300.00 USD	4/20/18	2	200	15	23	(8)
S&P 500 Index	2,850.00 USD	4/30/18	1	100	170	1,324	(1,154)
S&P 500 Index	2,775.00 USD	5/4/18	1	100	860	6,007	(5,147)

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	177

Schedule of Investments

March 31, 2018 (Unaudited)

Options purchased contracts outstanding at March 31, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Index	2,900.00 USD	5/18/18	1	$100	$208	$874	$(666)
S&P 500 Index	2,925.00 USD	5/18/18	2	200	310	1,325	(1,015)
S&P 500 Index	3,075.00 USD	5/18/18	4	400	150	434	(284)
S&P 500 Index	3,600.00 USD	5/18/18	2	200	20	32	(12)
S&P 500 Index	2,900.00 USD	5/31/18	3	300	892	3,611	(2,719)
S&P 500 Index	3,075.00 USD	5/31/18	2	200	—	287	(287)
S&P 500 Index	3,100.00 USD	5/31/18	2	200	—	227	(227)
S&P 500 Index	2,900.00 USD	6/15/18	3	300	1,200	4,511	(3,311)
S&P 500 Index	2,925.00 USD	6/15/18	2	200	580	2,247	(1,667)
S&P 500 Index	3,100.00 USD	6/15/18	2	200	105	327	(222)
S&P 500 Index	3,125.00 USD	6/15/18	2	200	85	267	(182)

		Total call options			$81,010	$123,418	$(42,408)

Put options:
iPath S&P 500 VIX Short-Term	54.00 USD	4/6/18	9	$900	$6,570	$14,567	$(7,997)
iPath S&P 500 VIX Short-Term	65.00 USD	4/6/18	2	200	3,355	3,747	(392)
iPath S&P 500 VIX Short-Term	55.00 USD	4/13/18	9	900	7,672	15,079	(7,407)
iPath S&P 500 VIX Short-Term	65.00 USD	4/13/18	2	200	3,510	3,807	(297)
iPath S&P 500 VIX Short-Term	40.00 USD	4/20/18	13	1,300	514	5,767	(5,253)
iPath S&P 500 VIX Short-Term	69.00 USD	4/20/18	9	900	19,912	19,100	812
iPath S&P 500 VIX Short-Term	67.00 USD	4/27/18	9	900	8,712	18,482	(9,770)
Nasdaq 100 Stock Index	3,800.00 USD	5/18/18	1	100	58	264	(206)
Russell 2000 Index	1,500.00 USD	4/2/18	1	100	287	1,303	(1,016)
Russell 2000 Index	1,560.00 USD	4/2/18	1	100	3,184	2,539	645
S&P 500 Index	2,575.00 USD	4/2/18	2	200	176	1,287	(1,111)
S&P 500 Index	2,695.00 USD	4/2/18	1	100	5,275	909	4,366
S&P 500 Index	2,500.00 USD	4/4/18	1	100	85	299	(214)
S&P 500 Index	2,575.00 USD	4/4/18	2	200	1,160	2,707	(1,547)
S&P 500 Index	2,645.00 USD	4/4/18	2	200	4,890	3,122	1,768
S&P 500 Index	2,540.00 USD	4/6/18	1	100	465	431	34
S&P 500 Index	2,575.00 USD	4/6/18	2	200	1,740	3,807	(2,067)
S&P 500 Index	2,640.00 USD	4/6/18	2	200	5,570	3,163	2,407
S&P 500 Index	2,470.00 USD	4/9/18	1	100	215	894	(679)
S&P 500 Index	2,575.00 USD	4/9/18	3	300	3,375	4,672	(1,297)
S&P 500 Index	2,610.00 USD	4/9/18	1	100	1,955	3,709	(1,754)
S&P 500 Index	2,615.00 USD	4/9/18	1	100	2,105	1,253	852
S&P 500 Index	2,695.00 USD	4/9/18	1	100	6,295	1,606	4,689
S&P 500 Index	2,510.00 USD	4/11/18	1	100	610	476	134
S&P 500 Index	2,600.00 USD	4/11/18	1	100	2,035	2,985	(950)
S&P 500 Index	2,615.00 USD	4/11/18	1	100	2,485	1,120	1,365
S&P 500 Index	2,650.00 USD	4/11/18	1	100	3,885	2,902	983
S&P 500 Index	2,720.00 USD	4/11/18	1	100	8,490	1,750	6,740
S&P 500 Index	1,100.00 USD	4/13/18	12	1,200	120	379	(259)
S&P 500 Index	1,200.00 USD	4/13/18	13	1,300	130	216	(86)
S&P 500 Index	1,300.00 USD	4/13/18	18	1,800	225	370	(145)
S&P 500 Index	1,500.00 USD	4/13/18	7	700	105	186	(81)
S&P 500 Index	2,510.00 USD	4/13/18	1	100	800	544	256
S&P 500 Index	2,555.00 USD	4/13/18	1	100	1,365	2,162	(797)
S&P 500 Index	2,575.00 USD	4/13/18	1	100	1,735	2,668	(933)
S&P 500 Index	2,695.00 USD	4/13/18	1	100	6,800	1,954	4,846
S&P 500 Index	1,700.00 USD	4/16/18	24	2,400	480	1,350	(870)
S&P 500 Index	2,520.00 USD	4/16/18	1	100	1,015	2,250	(1,235)
S&P 500 Index	2,575.00 USD	4/16/18	2	200	3,780	4,705	(925)
S&P 500 Index	2,690.00 USD	4/16/18	2	200	13,210	3,762	9,448
S&P 500 Index	2,525.00 USD	4/18/18	1	100	1,265	2,670	(1,405)
S&P 500 Index	2,650.00 USD	4/18/18	1	100	4,645	2,175	2,470
S&P 500 Index	2,725.00 USD	4/18/18	1	100	9,305	2,027	7,278

178	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

Options purchased contracts outstanding at March 31, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	1,100.00 USD	4/20/18	37	$3,700	$370	$589	$(219)
S&P 500 Index	1,200.00 USD	4/20/18	57	5,700	713	898	(185)
S&P 500 Index	1,300.00 USD	4/20/18	8	800	100	221	(121)
S&P 500 Index	2,310.00 USD	4/20/18	3	300	653	1,511	(858)
S&P 500 Index	2,530.00 USD	4/20/18	1	100	1,410	2,073	(663)
S&P 500 Index	2,645.00 USD	4/20/18	1	100	4,570	2,212	2,358
S&P 500 Index	2,585.00 USD	4/23/18	1	100	2,705	3,149	(444)
S&P 500 Index	2,690.00 USD	4/23/18	1	100	7,095	2,282	4,813
S&P 500 Index	2,500.00 USD	4/25/18	2	200	2,650	4,639	(1,989)
S&P 500 Index	2,575.00 USD	4/25/18	1	100	2,615	3,206	(591)
S&P 500 Index	2,650.00 USD	4/25/18	1	100	5,125	2,700	2,425
S&P 500 Index	1,100.00 USD	4/27/18	22	2,200	275	361	(86)
S&P 500 Index	1,150.00 USD	4/27/18	11	1,100	143	182	(39)
S&P 500 Index	1,200.00 USD	4/27/18	12	1,200	180	439	(259)
S&P 500 Index	1,250.00 USD	4/27/18	21	2,100	315	348	(33)
S&P 500 Index	1,300.00 USD	4/27/18	12	1,200	210	199	11
S&P 500 Index	2,540.00 USD	4/27/18	1	100	2,075	3,319	(1,244)
S&P 500 Index	2,650.00 USD	4/27/18	1	100	5,295	2,662	2,633
S&P 500 Index	1,200.00 USD	4/30/18	12	1,200	156	259	(103)
S&P 500 Index	2,450.00 USD	4/30/18	1	100	1,060	1,871	(811)
S&P 500 Index	2,565.00 USD	4/30/18	1	100	2,690	4,004	(1,314)
S&P 500 Index	2,600.00 USD	5/2/18	1	100	3,775	3,480	295
S&P 500 Index	2,225.00 USD	5/4/18	3	300	975	1,971	(996)
S&P 500 Index	2,535.00 USD	5/4/18	1	100	2,440	4,247	(1,807)
S&P 500 Index	2,580.00 USD	5/7/18	1	100	3,520	3,344	176
S&P 500 Index	2,580.00 XXX	4/4/18	1	100	535	488	47
S&P 500 Index	2,500.00 XXX	4/6/18	7	700	1,522	2,082	(560)
S&P 500 Index	1,700.00 USD	4/2/18	11	1,100	110	214	(104)
S&P 500 Index	2,660.00 USD	4/2/18	1	100	2,370	2,568	(198)
S&P 500 Index	2,700.00 USD	4/4/18	1	100	6,155	2,376	3,779
S&P 500 Index	1,500.00 USD	4/6/18	17	1,700	170	616	(446)
S&P 500 Index	2,680.00 USD	4/6/18	1	100	5,015	2,773	2,242
S&P 500 Index	1,700.00 USD	4/9/18	20	2,000	250	775	(525)
S&P 500 Index	1,700.00 USD	4/11/18	10	1,000	150	412	(262)
S&P 500 Index	1,400.00 USD	4/13/18	4	400	50	86	(36)
S&P 500 Index	1,600.00 USD	4/13/18	12	1,200	210	379	(169)
S&P 500 Index	2,350.00 USD	4/13/18	2	200	320	531	(211)
S&P 500 Index	2,650.00 USD	4/13/18	1	100	4,205	2,837	1,368
S&P 500 Index	2,700.00 USD	4/20/18	1	100	7,565	2,536	5,029

Total put options					$229,307	$218,004	$11,303

Total options purchased contracts					$310,317	$341,422	$(31,105)

Options written contracts outstanding at March 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
CBOE SPX Volatility Index	23.00 USD	4/11/18	4	$(400)	$(400)	$(324)	$(76)
CBOE SPX Volatility Index	24.00 USD	4/18/18	5	(500)	(487)	(372)	(115)
CBOE SPX Volatility Index	25.00 USD	4/18/18	9	(900)	(765)	(1,273)	508
CBOE SPX Volatility Index	26.00 USD	4/18/18	13	(1,300)	(975)	(1,489)	514
CBOE SPX Volatility Index	27.00 USD	4/18/18	6	(600)	(405)	(1,347)	942
CBOE SPX Volatility Index	28.00 USD	4/18/18	56	(5,600)	(3,360)	(5,073)	1,713
CBOE SPX Volatility Index	29.00 USD	4/18/18	5	(500)	(262)	(492)	230
CBOE SPX Volatility Index	30.00 USD	4/25/18	6	(600)	(375)	(489)	114
CBOE SPX Volatility Index	26.00 USD	5/16/18	10	(1,000)	(1,250)	(974)	(276)

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	179

Schedule of Investments

March 31, 2018 (Unaudited)

Options written contracts outstanding at March 31, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
CBOE SPX Volatility Index	30.00 USD	5/16/18	23	$(2,300)	$(2,070)	$(2,041)	$(29)
CBOE SPX Volatility Index	32.50 USD	5/16/18	21	(2,100)	(1,575)	(1,873)	298
CBOE SPX Volatility Index	35.00 USD	5/16/18	6	(600)	(390)	(452)	62
CBOE SPX Volatility Index	15.00 USD	6/20/18	72	(7,200)	(33,120)	(17,193)	(15,927)
CBOE SPX Volatility Index	29.00 USD	6/20/18	18	(1,800)	(2,250)	(1,753)	(497)
CBOE SPX Volatility Index	37.50 USD	6/20/18	6	(600)	(450)	(458)	8
CBOE SPX Volatility Index	16.00 USD	7/18/18	12	(1,200)	(5,160)	(3,305)	(1,855)
CBOE SPX Volatility Index	17.00 USD	7/18/18	12	(1,200)	(4,560)	(3,005)	(1,555)
iPath S&P 500 VIX Short-Term	53.00 USD	4/20/18	8	(800)	(2,120)	(812)	(1,308)
iPath S&P 500 VIX Short-Term	56.00 USD	4/20/18	13	(1,300)	(2,620)	(1,711)	(909)
iPath S&P 500 VIX Short-Term	90.00 USD	4/20/18	12	(1,200)	(222)	(1,877)	1,655
iPath S&P 500 VIX Short-Term	105.00 USD	4/20/18	20	(2,000)	(270)	(6,380)	6,110
iPath S&P 500 VIX Short-Term	70.00 USD	5/4/18	18	(1,800)	(2,133)	(2,257)	124
iPath S&P 500 VIX Short-Term	70.00 USD	5/18/18	13	(1,300)	(1,813)	(1,656)	(157)
iPath S&P 500 VIX Short-Term	80.00 USD	6/15/18	17	(1,700)	(3,604)	(4,818)	1,214
Russell 2000 Index	1,690.00 USD	6/15/18	3	(300)	(1,260)	(2,296)	1,036
Russell 2000 Index	1,690.00 USD	6/29/18	2	(200)	(1,120)	(1,995)	875
Russell 2000 Index	1,710.00 USD	7/31/18	3	(300)	(2,190)	(3,475)	1,285
Russell 2000 Index	1,700.00 USD	8/31/18	2	(200)	(2,610)	(3,963)	1,353
Russell 2000 Index	1,710.00 USD	9/21/18	3	(300)	(4,260)	(6,226)	1,966
S&P 500 Index	2,900.00 USD	6/29/18	3	(300)	(1,725)	(3,889)	2,164
S&P 500 Index	2,900.00 USD	7/20/18	3	(300)	(2,505)	(5,452)	2,947
S&P 500 Index	2,925.00 USD	7/31/18	3	(300)	(2,310)	(4,639)	2,329
S&P 500 Index	2,925.00 USD	8/31/18	3	(300)	(3,645)	(6,889)	3,244
S&P 500 Index	2,925.00 USD	9/21/18	3	(300)	(4,605)	(8,389)	3,784
S&P 500 Index	2,925.00 USD	9/28/18	3	(300)	(5,055)	(8,989)	3,934
S&P 500 Index	2,925.00 USD	4/20/18	2	(200)	(55)	(513)	458
S&P 500 Index	2,950.00 USD	4/30/18	2	(200)	(65)	(453)	388
S&P 500 Index	3,025.00 USD	5/18/18	8	(800)	(420)	(1,161)	741
S&P 500 Index	3,025.00 USD	5/31/18	8	(800)	(540)	(1,781)	1,241
S&P 500 Index	3,000.00 USD	6/15/18	1	(100)	(120)	(397)	277
S&P 500 Index	3,050.00 USD	6/15/18	7	(700)	(525)	(1,645)	1,120

		Total call options			$(103,646)	$(123,576)	$19,930

Put options:
Nasdaq 100 Stock Index	6,400.00 USD	4/13/18	1	$(100)	$(8,205)	$(1,996)	$(6,209)
Nasdaq 100 Stock Index	5,800.00 USD	5/18/18	1	(100)	(5,290)	(4,506)	(784)
Russell 2000 Index	1,530.00 USD	4/2/18	2	(200)	(2,281)	(3,593)	1,312
S&P 500 Index	2,350.00 USD	4/2/18	6	(600)	(75)	(4,959)	4,884
S&P 500 Index	2,430.00 USD	4/2/18	2	(200)	(25)	(2,068)	2,043
S&P 500 Index	2,470.00 USD	4/2/18	6	(600)	(90)	(5,787)	5,697
S&P 500 Index	2,510.00 USD	4/2/18	4	(400)	(60)	(446)	386
S&P 500 Index	2,625.00 USD	4/2/18	2	(200)	(1,330)	(883)	(447)
S&P 500 Index	2,450.00 USD	4/4/18	5	(500)	(250)	(4,382)	4,132
S&P 500 Index	2,510.00 USD	4/4/18	4	(400)	(460)	(1,586)	1,126
S&P 500 Index	2,570.00 USD	4/4/18	3	(300)	(1,230)	(2,143)	913
S&P 500 Index	2,510.00 USD	4/6/18	5	(500)	(1,325)	(4,912)	3,587
S&P 500 Index	2,575.00 USD	4/6/18	2	(200)	(1,740)	(723)	(1,017)
S&P 500 Index	2,490.00 USD	4/9/18	4	(400)	(2,040)	(2,706)	666
S&P 500 Index	2,520.00 USD	4/9/18	2	(200)	(910)	(1,251)	341
S&P 500 Index	2,530.00 USD	4/9/18	5	(500)	(2,675)	(4,237)	1,562
S&P 500 Index	2,540.00 USD	4/9/18	2	(200)	(1,270)	(4,893)	3,623
S&P 500 Index	2,635.00 USD	4/9/18	2	(200)	(5,670)	(1,824)	(3,846)
S&P 500 Index	2,450.00 USD	4/11/18	2	(200)	(565)	(2,065)	1,500
S&P 500 Index	2,525.00 USD	4/11/18	2	(200)	(1,480)	(1,118)	(362)
S&P 500 Index	2,580.00 USD	4/11/18	2	(200)	(3,110)	(3,644)	534
S&P 500 Index	2,665.00 USD	4/11/18	2	(200)	(9,340)	(2,086)	(7,254)
S&P 500 Index	2,455.00 USD	4/13/18	2	(200)	(850)	(2,173)	1,323

180	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

Options written contracts outstanding at March 31, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,560.00 USD	4/13/18	6	$(600)	$(8,670)	$(4,616)	$(4,054)
S&P 500 Index	2,580.00 USD	4/13/18	2	(200)	(3,690)	(3,589)	(101)
S&P 500 Index	2,585.00 USD	4/13/18	1	(100)	(1,955)	(636)	(1,319)
S&P 500 Index	2,630.00 USD	4/13/18	2	(200)	(6,700)	(2,241)	(4,459)
S&P 500 Index	2,430.00 USD	4/16/18	2	(200)	(790)	(2,265)	1,475
S&P 500 Index	2,450.00 USD	4/16/18	4	(400)	(1,940)	(3,906)	1,966
S&P 500 Index	2,560.00 USD	4/16/18	6	(600)	(9,540)	(4,718)	(4,822)
S&P 500 Index	2,625.00 USD	4/16/18	2	(200)	(6,650)	(2,467)	(4,183)
S&P 500 Index	2,630.00 USD	4/16/18	2	(200)	(7,030)	(1,938)	(5,092)
S&P 500 Index	2,440.00 USD	4/18/18	2	(200)	(1,090)	(2,659)	1,569
S&P 500 Index	2,475.00 USD	4/18/18	6	(600)	(4,530)	(6,578)	2,048
S&P 500 Index	2,580.00 USD	4/18/18	2	(200)	(4,520)	(2,598)	(1,922)
S&P 500 Index	2,660.00 USD	4/18/18	2	(200)	(10,260)	(2,399)	(7,861)
S&P 500 Index	2,440.00 USD	4/20/18	2	(200)	(1,240)	(2,327)	1,087
S&P 500 Index	2,490.00 USD	4/20/18	6	(600)	(5,940)	(15,999)	10,059
S&P 500 Index	2,505.00 USD	4/20/18	6	(600)	(6,810)	(5,378)	(1,432)
S&P 500 Index	2,510.00 USD	4/20/18	6	(600)	(7,170)	(5,996)	(1,174)
S&P 500 Index	2,580.00 USD	4/20/18	2	(200)	(4,830)	(2,751)	(2,079)
S&P 500 Index	2,630.00 USD	4/20/18	2	(200)	(7,910)	(3,008)	(4,902)
S&P 500 Index	2,420.00 USD	4/23/18	6	(600)	(3,495)	(6,890)	3,395
S&P 500 Index	2,440.00 USD	4/23/18	4	(400)	(2,780)	(4,506)	1,726
S&P 500 Index	2,480.00 USD	4/23/18	3	(300)	(2,985)	(8,389)	5,404
S&P 500 Index	2,510.00 USD	4/23/18	2	(200)	(2,630)	(3,803)	1,173
S&P 500 Index	2,625.00 USD	4/23/18	2	(200)	(7,890)	(2,745)	(5,145)
S&P 500 Index	2,350.00 USD	4/25/18	4	(400)	(1,680)	(3,154)	1,474
S&P 500 Index	2,360.00 USD	4/25/18	3	(300)	(1,328)	(3,197)	1,869
S&P 500 Index	2,400.00 USD	4/25/18	3	(300)	(1,725)	(2,899)	1,174
S&P 500 Index	2,500.00 USD	4/25/18	2	(200)	(2,650)	(3,762)	1,112
S&P 500 Index	2,580.00 USD	4/25/18	2	(200)	(5,490)	(3,392)	(2,098)
S&P 500 Index	2,320.00 USD	4/27/18	6	(600)	(2,280)	(4,256)	1,976
S&P 500 Index	2,395.00 USD	4/27/18	2	(200)	(1,280)	(2,411)	1,131
S&P 500 Index	2,420.00 USD	4/27/18	6	(600)	(4,650)	(6,074)	1,424
S&P 500 Index	2,580.00 USD	4/27/18	2	(200)	(5,860)	(3,326)	(2,534)
S&P 500 Index	2,290.00 USD	4/30/18	2	(200)	(690)	(1,363)	673
S&P 500 Index	2,400.00 USD	4/30/18	14	(1,400)	(10,220)	(29,463)	19,243
S&P 500 Index	2,410.00 USD	4/30/18	3	(300)	(2,280)	(1,999)	(281)
S&P 500 Index	2,490.00 USD	4/30/18	2	(200)	(2,900)	(5,243)	2,343
S&P 500 Index	2,530.00 USD	5/2/18	2	(200)	(4,350)	(4,323)	(27)
S&P 500 Index	2,480.00 USD	5/4/18	2	(200)	(3,250)	(5,593)	2,343
S&P 500 Index	2,525.00 USD	5/4/18	2	(200)	(4,520)	(2,171)	(2,349)
S&P 500 Index	2,515.00 USD	5/7/18	2	(200)	(4,280)	(4,121)	(159)
S&P 500 Index	2,440.00 USD	5/11/18	1	(100)	(1,545)	(3,296)	1,751
S&P 500 Index	2,455.00 USD	5/11/18	3	(300)	(5,115)	(9,589)	4,474
S&P 500 Index	2,460.00 USD	5/11/18	2	(200)	(3,530)	(5,949)	2,419
S&P 500 Index	2,440.00 USD	5/18/18	1	(100)	(1,905)	(3,120)	1,215
S&P 500 Index	2,260.00 USD	6/29/18	3	(300)	(5,565)	(5,119)	(446)
S&P 500 Index	2,175.00 USD	7/20/18	3	(300)	(5,055)	(5,729)	674
S&P 500 Index	2,590.00 USD	4/2/18	1	(100)	(122)	(1,560)	1,438
S&P 500 Index	2,580.00 USD	4/4/18	1	(100)	(535)	(1,394)	859
S&P 500 Index	2,640.00 USD	4/4/18	2	(200)	(4,420)	(2,993)	(1,427)
S&P 500 Index	2,275.00 USD	4/6/18	6	(600)	(195)	(19,905)	19,710
S&P 500 Index	2,500.00 USD	4/6/18	10	(1,000)	(2,175)	(8,149)	5,974
S&P 500 Index	2,570.00 USD	4/6/18	2	(200)	(1,650)	(3,061)	1,411
S&P 500 Index	2,610.00 USD	4/6/18	2	(200)	(3,400)	(3,545)	145
S&P 500 Index	2,580.00 USD	4/9/18	5	(500)	(6,075)	(3,442)	(2,633)
S&P 500 Index	2,425.00 USD	4/13/18	2	(200)	(635)	(2,025)	1,390
S&P 500 Index	2,225.00 USD	4/20/18	1	(100)	(135)	(1,596)	1,461
S&P 500 Index	2,250.00 USD	4/20/18	1	(100)	(153)	(1,747)	1,594
S&P 500 Index	2,450.00 USD	4/20/18	5	(500)	(3,350)	(4,523)	1,173

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	181

Schedule of Investments

March 31, 2018 (Unaudited)

Options written contracts outstanding at March 31, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,430.00 USD	5/4/18	2	$(200)	$(2,270)	$(5,289)	$3,019
S&P 500 Index	2,460.00 USD	5/4/18	2	(200)	(2,810)	(5,318)	2,508
S&P 500 Index	2,250.00 USD	5/18/18	1	(100)	(670)	(2,476)	1,806
S&P 500 Index	2,250.00 USD	6/15/18	1	(100)	(1,375)	(3,096)	1,721
S&P 500 Index	2,300.00 USD	6/29/18	5	(500)	(10,925)	(8,158)	(2,767)

Total put options					$(294,359)	$(364,209)	$69,850

Total options written contracts					$(398,005)	$(487,785)	$89,780

(e) At March 31, 2018, the Fund pledged $98,348 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

VIX—Volatility Index

182	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI PerformanceFee Structured

US Fixed Income Fund

	Shares	Value
Exchange-Traded Funds—99.8%
iShares Core U.S. Aggregate Bond (a) (cost—$25,021,760)	228,856	$24,544,806

Total Options Purchased—0.6% (cost—$148,029) (b)(c)(d)		162,502

Total Investments, before options written (cost-$25,169,789)—100.4%		24,707,308

Value
Total Options Written—(0.8)% (premiums received—$240,865) (b)(c)(d)	$(202,277)

Total Investments, net of options written (cost-$24,928,924)—99.6%	24,505,031

Other assets less other liabilities—0.4%	88,998

Net Assets—100.0%	$24,594,029

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2018:

Options purchased contracts outstanding at March 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
CBOE SPX Volatility Index	20.00 USD	6/20/18	39	$3,900	$10,140	$6,300	$3,840
CBOE SPX Volatility Index	21.00 USD	7/18/18	6	600	1,545	1,125	420
CBOE SPX Volatility Index	22.00 USD	7/18/18	6	600	1,411	1,045	366
S&P 500 Index	2,750.00 USD	4/20/18	1	100	760	783	(23)
S&P 500 Index	2,750.00 USD	4/25/18	1	100	915	993	(78)
S&P 500 Index	2,750.00 USD	4/30/18	1	100	1,075	1,164	(89)
S&P 500 Index	2,725.00 USD	5/4/18	1	100	1,955	5,974	(4,019)
S&P 500 Index	2,750.00 USD	5/11/18	1	100	1,595	1,714	(119)
S&P 500 Index	2,900.00 USD	5/18/18	1	100	207	873	(666)
S&P 500 Index	2,925.00 USD	5/18/18	1	100	155	663	(508)
S&P 500 Index	3,075.00 USD	5/18/18	2	200	75	217	(142)
S&P 500 Index	2,900.00 USD	5/31/18	1	100	297	1,223	(926)
S&P 500 Index	3,075.00 USD	5/31/18	1	100	—	144	(144)
S&P 500 Index	3,100.00 USD	5/31/18	1	100	—	114	(114)
S&P 500 Index	2,900.00 USD	6/15/18	2	200	800	3,007	(2,207)
S&P 500 Index	2,925.00 USD	6/15/18	1	100	289	1,123	(834)
S&P 500 Index	3,100.00 USD	6/15/18	1	100	53	164	(111)
S&P 500 Index	3,125.00 USD	6/15/18	1	100	43	134	(91)

Total call options					$21,315	$26,760	$(5,445)

Put options:
iPath S&P 500 VIX Short-Term	54.00 USD	4/6/18	4	$400	$2,920	$6,474	$(3,554)
iPath S&P 500 VIX Short-Term	65.00 USD	4/6/18	1	100	1,677	1,873	(196)
iPath S&P 500 VIX Short-Term	55.00 USD	4/13/18	4	400	3,410	6,702	(3,292)
iPath S&P 500 VIX Short-Term	65.00 USD	4/13/18	1	100	1,755	1,904	(149)
iPath S&P 500 VIX Short-Term	40.00 USD	4/20/18	6	600	237	2,662	(2,425)
iPath S&P 500 VIX Short-Term	69.00 USD	4/20/18	4	400	8,850	8,489	361
iPath S&P 500 VIX Short-Term	67.00 USD	4/27/18	4	400	3,872	8,214	(4,342)
Nasdaq 100 Stock Index	3,800.00 USD	5/18/18	1	100	57	263	(206)
S&P 500 Index	2,575.00 USD	4/2/18	1	100	88	644	(556)
S&P 500 Index	2,695.00 USD	4/2/18	1	100	5,275	909	4,366
S&P 500 Index	2,575.00 USD	4/4/18	1	100	580	1,354	(774)
S&P 500 Index	2,645.00 USD	4/4/18	1	100	2,445	842	1,603
S&P 500 Index	2,540.00 USD	4/6/18	1	100	465	431	34
S&P 500 Index	2,575.00 USD	4/6/18	1	100	870	1,904	(1,034)
S&P 500 Index	2,640.00 USD	4/6/18	1	100	2,785	631	2,154
S&P 500 Index	2,575.00 USD	4/9/18	2	200	2,250	2,547	(297)
S&P 500 Index	2,615.00 USD	4/9/18	1	100	2,105	1,253	852
S&P 500 Index	2,695.00 USD	4/9/18	1	100	6,295	1,606	4,689
S&P 500 Index	2,510.00 USD	4/11/18	1	100	610	476	134
S&P 500 Index	2,615.00 USD	4/11/18	1	100	2,485	1,120	1,365
S&P 500 Index	2,650.00 USD	4/11/18	1	100	3,885	2,901	984

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	183

Schedule of Investments

March 31, 2018 (Unaudited)

Options purchased contracts outstanding at March 31, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	1,100.00 USD	4/13/18	6	$600	$60	$190	$(130)
S&P 500 Index	1,200.00 USD	4/13/18	6	600	60	99	(39)
S&P 500 Index	1,300.00 USD	4/13/18	8	800	100	163	(63)
S&P 500 Index	1,500.00 USD	4/13/18	3	300	45	80	(35)
S&P 500 Index	2,510.00 USD	4/13/18	1	100	800	544	256
S&P 500 Index	2,555.00 USD	4/13/18	1	100	1,365	2,162	(797)
S&P 500 Index	1,700.00 USD	4/16/18	12	1,200	240	675	(435)
S&P 500 Index	2,520.00 USD	4/16/18	1	100	1,015	2,250	(1,235)
S&P 500 Index	2,575.00 USD	4/16/18	1	100	1,890	2,353	(463)
S&P 500 Index	2,690.00 USD	4/16/18	1	100	6,605	2,100	4,505
S&P 500 Index	2,525.00 USD	4/18/18	1	100	1,265	2,670	(1,405)
S&P 500 Index	2,725.00 USD	4/18/18	1	100	9,305	2,027	7,278
S&P 500 Index	1,100.00 USD	4/20/18	18	1,800	180	286	(106)
S&P 500 Index	1,200.00 USD	4/20/18	28	2,800	350	441	(91)
S&P 500 Index	1,300.00 USD	4/20/18	8	800	100	179	(79)
S&P 500 Index	2,310.00 USD	4/20/18	2	200	435	1,007	(572)
S&P 500 Index	2,530.00 USD	4/20/18	1	100	1,410	2,073	(663)
S&P 500 Index	2,690.00 USD	4/23/18	1	100	7,095	2,282	4,813
S&P 500 Index	2,500.00 USD	4/25/18	1	100	1,325	2,320	(995)
S&P 500 Index	2,650.00 USD	4/25/18	1	100	5,125	2,700	2,425
S&P 500 Index	1,100.00 USD	4/27/18	8	800	100	135	(35)
S&P 500 Index	1,150.00 USD	4/27/18	10	1,000	130	166	(36)
S&P 500 Index	1,200.00 USD	4/27/18	6	600	90	220	(130)
S&P 500 Index	1,250.00 USD	4/27/18	10	1,000	150	166	(16)
S&P 500 Index	1,300.00 USD	4/27/18	6	600	105	99	6
S&P 500 Index	2,540.00 USD	4/27/18	1	100	2,075	3,319	(1,244)
S&P 500 Index	2,650.00 USD	4/27/18	1	100	5,295	2,662	2,633
S&P 500 Index	1,200.00 USD	4/30/18	4	400	52	86	(34)
S&P 500 Index	2,450.00 USD	4/30/18	1	100	1,060	1,871	(811)
S&P 500 Index	2,565.00 USD	4/30/18	1	100	2,690	4,004	(1,314)
S&P 500 Index	2,600.00 USD	5/2/18	1	100	3,775	3,480	295
S&P 500 Index	2,225.00 USD	5/4/18	2	200	650	1,314	(664)
S&P 500 Index	2,535.00 USD	5/4/18	1	100	2,440	4,247	(1,807)
S&P 500 Index	2,580.00 USD	5/7/18	1	100	3,520	3,344	176
S&P 500 Index	2,580.00 XXX	4/4/18	1	100	535	488	47
S&P 500 Index	2,500.00 XXX	4/6/18	4	400	870	1,154	(284)
S&P 500 Index	1,700.00 USD	4/2/18	5	500	50	97	(47)
S&P 500 Index	2,660.00 USD	4/2/18	1	100	2,370	2,568	(198)
S&P 500 Index	2,700.00 USD	4/4/18	1	100	6,155	2,376	3,779
S&P 500 Index	1,500.00 USD	4/6/18	10	1,000	100	362	(262)
S&P 500 Index	2,680.00 USD	4/6/18	1	100	5,015	2,773	2,242
S&P 500 Index	1,700.00 USD	4/9/18	12	1,200	150	465	(315)
S&P 500 Index	1,700.00 USD	4/11/18	6	600	90	247	(157)
S&P 500 Index	1,600.00 USD	4/13/18	6	600	105	189	(84)
S&P 500 Index	2,350.00 USD	4/13/18	1	100	160	265	(105)
S&P 500 Index	2,650.00 USD	4/13/18	1	100	4,204	2,836	1,368
S&P 500 Index	2,700.00 USD	4/20/18	1	100	7,565	2,536	5,029

Total put options					$141,187	$121,269	$19,918

Total options purchased contracts					$162,502	$148,029	$14,473

Options written contracts outstanding at March 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
CBOE SPX Volatility Index	25.00 USD	4/18/18	4	$(400)	$(340)	$(566)	$226
CBOE SPX Volatility Index	26.00 USD	4/18/18	6	(600)	(450)	(687)	237

184	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

Options written contracts outstanding at March 31, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
CBOE SPX Volatility Index	27.00 USD	4/18/18	3	$(300)	$(202)	$(673)	$471
CBOE SPX Volatility Index	28.00 USD	4/18/18	27	(2,700)	(1,620)	(2,437)	817
CBOE SPX Volatility Index	29.00 USD	4/18/18	2	(200)	(105)	(197)	92
CBOE SPX Volatility Index	30.00 USD	4/25/18	3	(300)	(187)	(244)	57
CBOE SPX Volatility Index	30.00 USD	5/16/18	10	(1,000)	(900)	(884)	(16)
CBOE SPX Volatility Index	32.50 USD	5/16/18	10	(1,000)	(750)	(892)	142
CBOE SPX Volatility Index	35.00 USD	5/16/18	3	(300)	(195)	(226)	31
CBOE SPX Volatility Index	15.00 USD	6/20/18	39	(3,900)	(17,940)	(9,314)	(8,626)
CBOE SPX Volatility Index	29.00 USD	6/20/18	8	(800)	(1,000)	(779)	(221)
CBOE SPX Volatility Index	37.50 USD	6/20/18	3	(300)	(225)	(229)	4
CBOE SPX Volatility Index	16.00 USD	7/18/18	6	(600)	(2,580)	(1,652)	(928)
CBOE SPX Volatility Index	17.00 USD	7/18/18	6	(600)	(2,280)	(1,502)	(778)
iPath S&P 500 VIX Short-Term	53.00 USD	4/20/18	3	(300)	(795)	(305)	(490)
iPath S&P 500 VIX Short-Term	56.00 USD	4/20/18	6	(600)	(1,209)	(789)	(420)
iPath S&P 500 VIX Short-Term	90.00 USD	4/20/18	6	(600)	(111)	(938)	827
iPath S&P 500 VIX Short-Term	105.00 USD	4/20/18	10	(1,000)	(135)	(3,190)	3,055
iPath S&P 500 VIX Short-Term	70.00 USD	5/4/18	9	(900)	(1,067)	(1,129)	62
iPath S&P 500 VIX Short-Term	80.00 USD	6/15/18	12	(1,200)	(2,544)	(3,401)	857
S&P 500 Index	3,025.00 USD	5/18/18	5	(500)	(263)	(723)	460
S&P 500 Index	3,025.00 USD	5/31/18	3	(300)	(202)	(679)	477
S&P 500 Index	3,000.00 USD	6/15/18	1	(100)	(120)	(397)	277
S&P 500 Index	3,050.00 USD	6/15/18	4	(400)	(300)	(936)	636

Total call options					$(35,520)	$(32,769)	$(2,751)

Put options:
Nasdaq 100 Stock Index	5,800.00 USD	5/18/18	1	$(100)	$(5,290)	$(4,506)	$(784)
S&P 500 Index	2,350.00 USD	4/2/18	3	(300)	(37)	(2,479)	2,442
S&P 500 Index	2,430.00 USD	4/2/18	2	(200)	(25)	(2,068)	2,043
S&P 500 Index	2,470.00 USD	4/2/18	3	(300)	(45)	(2,893)	2,848
S&P 500 Index	2,510.00 USD	4/2/18	2	(200)	(30)	(223)	193
S&P 500 Index	2,625.00 USD	4/2/18	2	(200)	(1,330)	(883)	(447)
S&P 500 Index	2,450.00 USD	4/4/18	3	(300)	(150)	(2,629)	2,479
S&P 500 Index	2,510.00 USD	4/4/18	2	(200)	(230)	(793)	563
S&P 500 Index	2,570.00 USD	4/4/18	2	(200)	(820)	(848)	28
S&P 500 Index	2,510.00 USD	4/6/18	3	(300)	(795)	(2,947)	2,152
S&P 500 Index	2,575.00 USD	4/6/18	2	(200)	(1,740)	(723)	(1,017)
S&P 500 Index	2,490.00 USD	4/9/18	2	(200)	(1,020)	(1,353)	333
S&P 500 Index	2,520.00 USD	4/9/18	2	(200)	(910)	(1,251)	341
S&P 500 Index	2,530.00 USD	4/9/18	3	(300)	(1,605)	(2,542)	937
S&P 500 Index	2,635.00 USD	4/9/18	2	(200)	(5,670)	(1,824)	(3,846)
S&P 500 Index	2,525.00 USD	4/11/18	2	(200)	(1,480)	(1,118)	(362)
S&P 500 Index	2,580.00 USD	4/11/18	2	(200)	(3,110)	(3,644)	534
S&P 500 Index	2,455.00 USD	4/13/18	2	(200)	(850)	(2,173)	1,323
S&P 500 Index	2,560.00 USD	4/13/18	3	(300)	(4,335)	(2,308)	(2,027)
S&P 500 Index	2,580.00 USD	4/13/18	2	(200)	(3,690)	(3,589)	(101)
S&P 500 Index	2,430.00 USD	4/16/18	2	(200)	(790)	(2,266)	1,476
S&P 500 Index	2,450.00 USD	4/16/18	2	(200)	(970)	(1,953)	983
S&P 500 Index	2,560.00 USD	4/16/18	3	(300)	(4,770)	(2,359)	(2,411)
S&P 500 Index	2,625.00 USD	4/16/18	2	(200)	(6,650)	(2,467)	(4,183)
S&P 500 Index	2,440.00 USD	4/18/18	2	(200)	(1,090)	(2,659)	1,569
S&P 500 Index	2,475.00 USD	4/18/18	3	(300)	(2,265)	(3,289)	1,024
S&P 500 Index	2,660.00 USD	4/18/18	2	(200)	(10,260)	(2,399)	(7,861)
S&P 500 Index	2,440.00 USD	4/20/18	1	(100)	(620)	(1,163)	543
S&P 500 Index	2,490.00 USD	4/20/18	3	(300)	(2,970)	(7,999)	5,029
S&P 500 Index	2,505.00 USD	4/20/18	3	(300)	(3,405)	(2,689)	(716)
S&P 500 Index	2,510.00 USD	4/20/18	3	(300)	(3,585)	(2,998)	(587)
S&P 500 Index	2,630.00 USD	4/20/18	2	(200)	(7,910)	(3,008)	(4,902)
S&P 500 Index	2,420.00 USD	4/23/18	3	(300)	(1,748)	(3,446)	1,698
S&P 500 Index	2,440.00 USD	4/23/18	2	(200)	(1,390)	(2,253)	863

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	185

Schedule of Investments

March 31, 2018 (Unaudited)

Options written contracts outstanding at March 31, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,480.00 USD	4/23/18	2	$(200)	$(1,990)	$(5,593)	$3,603
S&P 500 Index	2,625.00 USD	4/23/18	2	(200)	(7,890)	(2,745)	(5,145)
S&P 500 Index	2,350.00 USD	4/25/18	2	(200)	(840)	(1,577)	737
S&P 500 Index	2,360.00 USD	4/25/18	1	(100)	(443)	(1,066)	623
S&P 500 Index	2,400.00 USD	4/25/18	1	(100)	(575)	(966)	391
S&P 500 Index	2,580.00 USD	4/25/18	2	(200)	(5,490)	(3,392)	(2,098)
S&P 500 Index	2,320.00 USD	4/27/18	3	(300)	(1,140)	(2,128)	988
S&P 500 Index	2,395.00 USD	4/27/18	2	(200)	(1,280)	(2,411)	1,131
S&P 500 Index	2,420.00 USD	4/27/18	3	(300)	(2,325)	(3,037)	712
S&P 500 Index	2,580.00 USD	4/27/18	2	(200)	(5,860)	(3,326)	(2,534)
S&P 500 Index	2,290.00 USD	4/30/18	2	(200)	(690)	(1,363)	673
S&P 500 Index	2,400.00 USD	4/30/18	7	(700)	(5,110)	(15,653)	10,543
S&P 500 Index	2,410.00 USD	4/30/18	1	(100)	(760)	(666)	(94)
S&P 500 Index	2,490.00 USD	4/30/18	2	(200)	(2,900)	(5,243)	2,343
S&P 500 Index	2,530.00 USD	5/2/18	2	(200)	(4,350)	(4,323)	(27)
S&P 500 Index	2,480.00 USD	5/4/18	1	(100)	(1,625)	(2,796)	1,171
S&P 500 Index	2,515.00 USD	5/7/18	2	(200)	(4,280)	(4,121)	(159)
S&P 500 Index	2,455.00 USD	5/11/18	2	(200)	(3,410)	(6,393)	2,983
S&P 500 Index	2,460.00 USD	5/11/18	1	(100)	(1,765)	(2,974)	1,209
S&P 500 Index	2,440.00 USD	5/18/18	1	(100)	(1,905)	(3,120)	1,215
S&P 500 Index	2,260.00 USD	6/29/18	2	(200)	(3,710)	(3,413)	(297)
S&P 500 Index	2,175.00 USD	7/20/18	2	(200)	(3,370)	(3,819)	449
S&P 500 Index	2,590.00 USD	4/2/18	1	(100)	(123)	(1,561)	1,438
S&P 500 Index	2,640.00 USD	4/4/18	2	(200)	(4,420)	(2,993)	(1,427)
S&P 500 Index	2,275.00 USD	4/6/18	3	(300)	(98)	(9,953)	9,855
S&P 500 Index	2,500.00 USD	4/6/18	6	(600)	(1,305)	(5,024)	3,719
S&P 500 Index	2,610.00 USD	4/6/18	2	(200)	(3,400)	(3,545)	145
S&P 500 Index	2,580.00 USD	4/9/18	3	(300)	(3,645)	(2,065)	(1,580)
S&P 500 Index	2,225.00 USD	4/20/18	1	(100)	(135)	(1,597)	1,462
S&P 500 Index	2,250.00 USD	4/20/18	1	(100)	(153)	(1,747)	1,594
S&P 500 Index	2,450.00 USD	4/20/18	3	(300)	(2,010)	(2,824)	814
S&P 500 Index	2,430.00 USD	5/4/18	1	(100)	(1,135)	(2,644)	1,509
S&P 500 Index	2,460.00 USD	5/4/18	2	(200)	(2,810)	(5,318)	2,508
S&P 500 Index	2,250.00 USD	5/18/18	1	(100)	(670)	(2,477)	1,807
S&P 500 Index	2,250.00 USD	6/15/18	1	(100)	(1,375)	(3,097)	1,722
S&P 500 Index	2,300.00 USD	6/29/18	1	(100)	(2,185)	(1,384)	(801)

Total put options					$(166,757)	$(208,096)	$41,339

Total options written contracts					$(202,277)	$(240,865)	$38,588

(e) At March 31, 2018, the Fund pledged $50,797 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

VIX—Volatility Index

186	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Real Estate Debt Fund

	Principal Amount (000s)	Value
Mortgage-Backed Securities—77.0%
280 Park Avenue Mortgage Trust, 1 mo. LIBOR + 0.880%, Series 2017-280P, Class A (b)(e),
2.657%, 9/15/34 $	100	$100,576
AOA Mortgage Trust, Series 2015-1177, Class B (a)(b),
3.01%, 12/13/29	100	98,115
Aventura Mall Trust, Series 2013-AVM, Class B (a)(b),
3.743%, 12/5/32	100	101,384
Bancorp Commercial Mortgage Trust, 1 mo. LIBOR + 1.430%, Series 2016-CRE1, Class A (a)(b)(e),
3.207%, 11/15/33	71	71,527
BBCMS Mortgage Trust, 1 mo. LIBOR + 0.722%, Series 2018-TALL, Class A (a)(b)(c)(d)(e),
2.499%, 3/15/37	100	99,650
BX Commercial Mortgage Trust, 1 mo. LIBOR + 0.871%, Series 2018-BIOA, Class B (a)(b)(e),
2.521%, 3/15/37	100	99,546
BX Trust (b)(e),
1 mo. LIBOR + 0.880%, 2.657%, 7/15/34, Series 2017-APPL, Class A	90	90,881
1 mo. LIBOR + 1.200%, 2.977%, 7/15/34, Series 2017-SLCT, Class B (a)	100	100,297
Caesars Palace Las Vegas Trust (a)(b),
3.835%, 10/15/34, Series 2017-VICI, Class B	150	152,105
4.354%, 10/15/34, Series 2017-VICI, Class E	100	98,000
CGDB Commercial Mortgage Trust, IO (a)(b)(e),
1 mo. LIBOR + 0.750%, 2.527%, 5/15/30, Series 2017-B Class A	140	140,258
1 mo. LIBOR + 1.700%, 3.477%, 5/15/30, Series 2017-B Class D	100	100,156
CGDBB Commercial Mortgage Trust, IO (b)(e),
1 mo. LIBOR + 0.790%, 2.567%, 7/15/32, Series 2017-BC, Class A	100	100,194
1 mo. LIBOR + 1.600%, 3.377%, 7/15/32, Series 2017-BC, Class D	100	100,203

			Principal Amount (000s)	Value
CHT COSMO Mortgage Trust (b)(e),
1 mo. LIBOR + 1.400%, 3.177%, 11/15/36, Series 2017-CSMO, Class B		$	100	$100,349
1 mo. LIBOR + 2.250%, 4.027%, 11/15/36, Series 2017-CSMO, Class D			150	150,808
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A2,
3.039%, 9/15/48			100	100,356
Cold Storage Trust (b)(e),
1 mo. LIBOR + 1.250%, 3.027%, 4/15/36, Series 2017-ICE3, Class B			140	141,178
1 mo. LIBOR + 1.350%, 3.127%, 4/15/36, Series 2017-ICE3, Class C			100	100,550
COMM Mortgage Trust,
1 mo. LIBOR + 0.800%, 2.518%, 8/13/27, Series 2014-PAT, Class A (a)(b)(e)			100	100,034
1 mo. LIBOR + 0.850%, 2.568%, 2/13/32, Series 2014-TWC, Class A (a)(b)(e)			100	100,136
2.928%, 2/10/47, Series 2014-CR15, Class A2			119	119,304
3.012%, 5/10/47, Series 2014-CR17, Class A2			100	100,328
1 mo. LIBOR + 1.600%, 3.318%, 2/13/32, Series 2014-TWC, Class B (a)(b)(e)			100	100,175
1 mo. LIBOR + 2.250%, 3.968%, 2/13/32, Series 2014-TWC, Class D (a)(b)(e)			100	100,508
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A (a)(b),
3.639%, 11/15/34			100	102,212
DBCG Mortgage Trust (a)(b)(e),
1 mo. LIBOR + 0.700%, 2.477%, 6/15/34, Series 2017-BBG, Class A			100	100,229
1 mo. LIBOR + 0.850%, 2.627%, 6/15/34, Series 2017-BBG, Class B			100	100,204
Deco Charlemagne S.A.,
3 mo. Euribor + 4.250%, Series 2015-CHRX, Class D (e), 4.25%, 4/27/25	€		73	89,739
Deco Tulip DAC (e),
3 mo. Euribor + 1.700%, 1.70%, 7/27/24, Series 2014-TLPX, Class D			70	86,095

			Principal Amount (000s)	Value
3 mo. Euribor + 2.100%, 2.10%, 7/27/24, Series 2014-TLPX, Class E	€		70	$86,086
Finsbury Square PLC, 3 mo. GBP LIBOR + 0.900%, Series 2016-2, Class A (e),
1.444%, 8/16/58	£		85	120,300
Fondo de Titulizacion de Activos Santander Hipotecario 2, 3 mo. Euribor + 0.150%, Class A (e), zero coupon, 1/18/49	€		92	112,342
Gemgarto PLC, 3 mo. GBP LIBOR + 2.350%, Series 2015-2, Class B (e),
2.894%, 2/16/54	£		100	143,824
GRACE Mortgage Trust, Series 2014-GRCE, Class F (a)(b),
3.59%, 6/10/28		$	100	98,279
GS Mortgage Securities Corp. Trust (a)(b),
1 mo. LIBOR + 1.050%, 2.638%, 2/15/37, Series 2018-CHLL, Class B (e)			100	100,194
1 mo. LIBOR + 1.300%, 3.077%, 7/15/32, Series 2017-500K, Class D (e)			100	100,292
3.302%, 5/10/34, Series 2017-GPTX, Class C			100	98,399
3.79%, 1/10/31, Series 2018-NEW, Class C			100	100,534
Hilton Orlando Trust, 1 mo. LIBOR + 1.050%, Series 2018-ORL, Class B (b)(e),
2.827%, 12/15/34			100	100,354
Hyatt Hotel Portfolio Trust, 1 mo. LIBOR + 0.957%, Series 2017-HYT2, Class B (a)(b)(e),
2.733%, 8/9/32			100	100,044
IM Pastor 4 Fondo de Titulizacion de Activos, 3 mo. Euribor + 0.140%, Class A, CMO (e), zero coupon, 3/22/44	€		51	57,089
J.P. Morgan Chase Commercial Mortgage Securities Trust (a)(b)(e),
1 mo. LIBOR + 1.100%, 2.877%, 10/15/32, Series 2017-FL11, Class B		$	60	60,168
1 mo. LIBOR + 1.450%, 3.227%, 10/15/33, Series 2016-WPT, Class A			150	150,283

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	187

Schedule of Investments

March 31, 2018 (Unaudited)

			Principal Amount (000s)	Value
JPMBB Commercial Mortgage Securities Trust,
1.695%, 3/15/49, Series 2016-C1, Class A1		$	78	$77,603
3.157%, 7/15/45, Series 2013-C12, Class ASB			100	100,397
JPMorgan Chase Commercial Mortgage Securities Trust,
2.379%, 10/15/45, Series 2012-C8, Class ASB			92	90,860
2.554%, 4/15/46, Series 2013-LC11, Class ASB			49	48,596
3.621%, 9/5/32, Series 2015-UES, Class E (a)(b)			100	98,807
4.525%, 7/5/32, Series 2012-HSBC, Class D (a)(b)			150	154,683
Lone Star Portfolio Trust, 1 mo. LIBOR + 2.600%, Series 2015-LSP, Class B (a)(b)(e),
4.377%, 9/15/28			85	85,488
Lusitano Mortgages No 4 PLC, 3 mo. Euribor + 0.220%, Class A (e), zero coupon, 9/15/48	€		146	172,286
Lusitano Mortgages No 5 PLC, 3 mo. Euribor + 0.260%, Class A (e), zero coupon, 7/15/59			85	100,421
MBS Bancaja 4 FTA, 3 mo. Euribor + 0.150%, Class A2 (e), zero coupon, 7/23/50			73	88,946
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A2,
3.194%, 10/15/47		$	100	100,666
Motel 6 Trust, 1 mo. LIBOR + 0.920%, Series 2017-MTL6, Class A (b)(e),
2.697%, 8/15/34			99	99,222
Residential Mortgage Securities 28 PLC (e),
3 mo. GBP LIBOR + 1.150%, 1.756%, 6/15/46, Class A	£		93	131,892
3 mo. GBP LIBOR + 2.000%, 2.606%, 6/15/46, Class C			100	142,244
Residential Mortgage Securities 29 PLC, 3 mo. GBP LIBOR + 1.400%, Class B (e),
2.024%, 12/20/46			100	142,069
Residential Mortgage Securities 30 PLC, 3 mo. GBP LIBOR + 0.800%, Class A (e),
1.424%, 3/20/50			88	124,189

			Principal Amount (000s)	Value
Resource Capital Corp., Ltd., 1 mo. LIBOR + 0.800%, Series 2017-CRE5, Class A (a)(b)(e),
2.586%, 7/15/34		$	95	$94,890
RMAC Securities PLC (e),
3 mo. Euribor + 0.250%, zero coupon, 6/12/44, Series 2006-NS1X, Class M1C	€		70	82,615
3 mo. Euribor + 0.470%, 0.143%, 6/12/44, Series 2007-NS1X, Class M2C			80	92,197
3 mo. GBP LIBOR + 0.240%, 0.842%, 6/12/44, Series 2006-NS2X, Class M1A	£		97	130,222
3 mo. GBP LIBOR + 0.270%, 0.872%, 6/12/44, Series 2006-NS4X, Class M1A			68	90,536
Slate PLC (e),
3 mo. GBP LIBOR + 1.450%, 1.978%, 1/24/51, Class B			100	141,691
3 mo. GBP LIBOR + 1.850%, 2.378%, 1/24/51, Class C			100	141,692
VNDO Mortgage Trust, Series 2012-6AVE, Class C (a)(b),
3.337%, 11/15/30		$	100	98,986
Waldorf Astoria Boca Raton Trust (a)(b)(e),
1 mo. LIBOR + 1.350%, 3.127%, 6/15/29, Series 2016-BOCA, Class A			100	100,215
1 mo. LIBOR + 2.050%, 3.827%, 6/15/29, Series 2016-BOCA, Class B			55	55,049
Wells Fargo Commercial Mortgage Trust,
1.453%, 11/15/59, Series 2016-C36, Class A1			96	94,181
3.02%, 7/15/58, Series 2015-NXS2, Class A2			130	130,395
WFCG Commercial Mortgage Trust, 1 mo. LIBOR + 1.472%, Series 2015-BXRP, Class B (a)(b)(e),
3.248%, 11/15/29			80	80,377
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class ASB,
2.838%, 3/15/48			100	99,841

Total Mortgage-Backed Securities (cost—$7,855,492)				7,764,541

			Principal Amount (000s)	Value
Corporate Bonds & Notes—10.0%
Home Builders—1.4%
Miller Homes Group Holdings PLC, 3 mo. GBP LIBOR + 5.250% (e),
5.772%, 10/15/23	£		100	$141,519

Real Estate—8.6%
DEMIRE Deutsche Mittelstand Real Estate AG,
2.875%, 7/15/22	€		100	125,917
Digital Stout Holding LLC,
4.25%, 1/17/25	£		100	153,632
Inmobiliaria Colonial Socimi S.A.,
1.45%, 10/28/24	€		100	122,981
Kennedy-Wilson, Inc. (a)(b),
5.875%, 4/1/24		$	50	49,812
Merlin Properties Socimi S.A.,
1.75%, 5/26/25	€		100	123,575
Summit Germany Ltd. (a)(b),
2.00%, 1/31/25			100	119,746
VICI Properties 1 LLC,
8.00%, 10/15/23		$	33	36,407
Westfield America Management Ltd.,
2.125%, 3/30/25	£		100	138,744

				870,814

Total Corporate Bonds & Notes (cost—$1,000,544)				1,012,333

U.S. Government Agency Securities (e)—2.9%
Fannie Mae MBS,
1 mo. USD-LIBOR-BBA + 4.300%, 6.172%, 2/25/25, Series 2015-C01, Class 1M2		$	36	40,081
1 mo. USD-LIBOR-BBA + 4.400%, 6.272%, 1/25/24, Series 2014-C01, Class M2			70	79,949
1 mo. USD-LIBOR-BBA + 5.000%, 6.872%, 7/25/25, Series 2015-C03, Class 1M2			41	46,597
Freddie Mac, MBS, 1 mo. USD-LIBOR-BBA + 2.600%, Series 2015-DNA2, Class M2, CMO,
4.472%, 12/25/27			122	124,345

Total U.S. Government Agency Securities (cost—$166,982)				290,972

Asset-Backed Securities (b)—2.0%
Invitation Homes Trust,
1 mo. LIBOR + 1.800%, Series 2017-SFR2, Class D (a)(e), 3.608%, 12/17/36			100	100,884

188	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

		Principal Amount (000s)	Value
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2,
4.072%, 2/16/43	$	100	$100,950

Total Asset-Backed Securities (cost—$201,429)			201,834

U.S. Treasury Obligations—6.4%
U.S. Treasury Bills (f), 1.352%, 6/21/18 (cost—$647,520)		650	647,445

Total Investments (cost—$9,871,967)—98.3%			9,917,125

Other assets less liabilities (g)—1.7%			169,641

Net Assets—100.0%			$10,086,766

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $3,611,666, representing 35.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,796,931, representing 47.6% of net assets.

(c) Fair-Valued—Security with a value of $99,650, representing 1.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2018.

(f) Rates reflect the effective yields at purchase date.

(g) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2018:
Type		Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Depreciation
Short position contracts:
	5-Year U.S. Treasury Note	(5)	6/29/18	(500)	$(572)	$(2,734)

Forward foreign currency contracts outstanding at March 31, 2018:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2018	Unrealized Appreciation	Unrealized Depreciation
Purchased:
80,000 British Pound settling settling 5/23/18	Barclays Bank PLC	$113,439	$112,464	$—	$(975)
24,000 Euro settling settling 5/23/18	Barclays Bank PLC	29,670	29,634	—	(36)

Sold:
729,754 British Pound settling settling 5/23/18	Barclays Bank PLC	1,027,129	1,025,885	1,244	—
648,393 British Pound settling settling 5/23/18	Citibank N.A.	912,603	911,508	1,095	—
1,200,592 Euro settling settling 5/23/18	Barclays Bank PLC	1,485,672	1,482,432	3,240	—
6,614 Euro settling settling 5/23/18	Citibank N.A.	8,147	8,166	—	(19)

				$5,579	$(1,030)

(h) At March 31, 2018, the Fund pledged $2,808 in cash as collateral for futures contracts.

Glossary:

BBA—British Bankers’ Association

£—British Pound Sterling

CMO—Collateralized Mortgage Obligation

€—Euro

GBP—British Pound

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	189

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—87.5%
Advertising—1.2%
Lamar Media Corp.,
5.00%, 5/1/23	$11,303	$11,455,025
Outfront Media Capital LLC,
5.25%, 2/15/22	2,500	2,553,125

		14,008,150

Auto Components—0.7%
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	9,000	9,078,750

Auto Manufacturers—0.9%
Ford Motor Credit Co. LLC,
2.597%, 11/4/19	2,096	2,079,984
2.681%, 1/9/20	3,000	2,971,629
General Motors Financial Co., Inc.,
3 mo. USD-LIBOR- BBA + 0.930%, 2.65%, 4/13/20 (e)	4,000	4,038,080
3.25%, 5/15/18	1,060	1,060,859
6.75%, 6/1/18	325	327,213

		10,477,765

Biotechnology—0.5%
Amgen, Inc.,
4.10%, 6/15/21	6,260	6,442,242

Coal—3.3%
Cloud Peak Energy Resources LLC,
12.00%, 11/1/21	37,961	39,669,245

Commercial Services—5.6%
APX Group, Inc.,
6.375%, 12/1/19	17,770	17,903,275
7.875%, 12/1/22	42,395	44,097,159
Herc Rentals, Inc. (a)(c),
7.50%, 6/1/22	5,000	5,362,500

		67,362,934

Containers & Packaging—2.2%
Berry Global, Inc.,
6.00%, 10/15/22	14,510	15,035,988
Owens-Brockway Glass Container, Inc. (a)(c),
5.00%, 1/15/22	2,550	2,584,298
Reynolds Group Issuer, Inc.,
5.125%, 7/15/23 (a)(c)	1,500	1,516,425
5.75%, 10/15/20	969	982,433
6.875%, 2/15/21	6,324	6,419,170

		26,538,314

Diversified Financial Services—4.2%
Aircastle Ltd.,
6.25%, 12/1/19	4,125	4,300,312
Ally Financial, Inc.,
3.25%, 11/5/18	1,075	1,077,688
3.75%, 11/18/19	3,000	3,015,000
4.125%, 3/30/20	4,000	4,025,000
8.00%, 12/31/18	17,679	18,275,666
Fly Leasing Ltd.,
6.375%, 10/15/21	10,525	10,959,156
International Lease Finance Corp.,
6.25%, 5/15/19	6,295	6,515,294
7.125%, 9/1/18 (a)(c)	2,000	2,034,750

		50,202,866

	Principal Amount (000s)	Value
Electric Utilities—2.2%
AES Corp.,
4.00%, 3/15/21	$5,000	$5,031,250
4.50%, 3/15/23	5,000	5,097,250
Calpine Corp. (a)(c),
6.00%, 1/15/22	16,372	16,849,244

		26,977,744

Entertainment—0.8%
International Game Technology PLC (a)(c),
6.25%, 2/15/22	9,050	9,525,125

Environmental Services—2.5%
Clean Harbors, Inc.,
5.125%, 6/1/21	22,449	22,785,735
5.25%, 8/1/20	6,898	6,932,490

		29,718,225

Equity Real Estate Investment Trusts (REITs)—0.6%
Equinix, Inc.,
5.375%, 4/1/23	5,526	5,671,058
Starwood Property Trust, Inc. (a)(c),
3.625%, 2/1/21	2,000	1,970,000

		7,641,058

Food & Beverage—0.8%
Anheuser-Busch InBev Finance, Inc.,
3.30%, 2/1/23	8,000	7,998,212
Anheuser-Busch InBev Worldwide, Inc., 3 mo. LIBOR + 0.740% (e),
3.052%, 1/12/24	2,000	2,013,376

		10,011,588

Healthcare-Products—1.1%
Fresenius U.S. Finance II, Inc. (a)(c),
4.25%, 2/1/21	7,795	7,930,737
4.50%, 1/15/23	5,000	5,155,475

		13,086,212

Healthcare-Services—5.3%
DaVita, Inc.,
5.75%, 8/15/22	41,836	42,965,572
Fresenius Medical Care U.S. Finance, Inc. (a)(c),
5.75%, 2/15/21	4,425	4,680,647
HCA, Inc.,
6.50%, 2/15/20	15,000	15,766,714

		63,412,933

Holding Companies-Diversified—1.7%
Nielsen Co. Luxembourg Sarl (a)(c),
5.50%, 10/1/21	19,848	20,170,530

Home Builders—8.6%
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	22,088	22,419,320
CalAtlantic Group, Inc.,
6.625%, 5/1/20	3,000	3,195,000
Lennar Corp.,
4.50%, 6/15/19	2,900	2,921,750
4.75%, 4/1/21	9,733	9,939,826
MDC Holdings, Inc.,
5.625%, 2/1/20	1,500	1,558,125
PulteGroup, Inc.,
4.25%, 3/1/21	13,356	13,537,642
Taylor Morrison Communities, Inc. (a)(c),
5.25%, 4/15/21	17,806	17,982,635
TRI Pointe Group, Inc.,
4.375%, 6/15/19	13,010	13,107,575
4.875%, 7/1/21	18,599	18,767,321

		103,429,194

	Principal Amount (000s)	Value
Machinery-Diversified—2.3%
John Deere Capital Corp.,
2.15%, 9/8/22	$3,950	$3,789,003
3 mo. LIBOR + 0.240%, 2.329%, 3/12/21 (e)	3,000	3,001,214
3 mo. LIBOR + 0.480%, 2.527%, 9/8/22 (e)	15,000	15,056,454
2.875%, 3/12/21	6,000	5,985,325

		27,831,996

Media—5.6%
AMC Networks, Inc.,
4.75%, 12/15/22	2,500	2,525,000
CCO Holdings LLC,
5.25%, 9/30/22	6,265	6,370,785
DISH DBS Corp.,
5.125%, 5/1/20	8,250	8,271,450
7.875%, 9/1/19	8,773	9,211,650
Sinclair Television Group, Inc.,
5.375%, 4/1/21	16,445	16,630,006
6.125%, 10/1/22	1,000	1,028,750
Univision Communications, Inc. (a)(c),
5.125%, 5/15/23	15,000	14,326,500
6.75%, 9/15/22	8,634	8,925,397

		67,289,538

Miscellaneous Manufacturing—5.2%
General Electric Co.,
4.625%, 1/7/21	4,343	4,508,241
4.65%, 10/17/21	10,000	10,466,776
LSB Industries, Inc. (d),
8.50%, 8/1/19	47,446	47,149,462

		62,124,479

Oil, Gas & Consumable Fuels—2.6%
Laredo Petroleum, Inc.,
5.625%, 1/15/22	12,512	12,480,720
Murphy Oil USA, Inc.,
6.00%, 8/15/23	2,000	2,070,000
RSP Permian, Inc.,
6.625%, 10/1/22	5,361	5,615,648
Sunoco L.P. (a)(c),
4.875%, 1/15/23	11,500	11,111,875

		31,278,243

Pipelines—1.9%
Andeavor Logistics L.P.,
5.50%, 10/15/19	4,000	4,122,360
6.25%, 10/15/22	745	777,361
Kinder Morgan Energy Partners L.P.,
6.50%, 4/1/20	2,825	2,994,841
Kinder Morgan, Inc. (a)(c),
5.00%, 2/15/21	5,000	5,189,931
MPLX L.P.,
5.50%, 2/15/23	5,000	5,134,375
Sabine Pass Liquefaction LLC,
5.625%, 2/1/21	4,622	4,865,741

		23,084,609

Real Estate—5.0%
Iron Mountain, Inc.,
4.375%, 6/1/21 (a)(c)	2,250	2,266,875
6.00%, 8/15/23	4,100	4,258,301
Realogy Group LLC (a)(c),
5.25%, 12/1/21	34,880	35,108,464
SBA Communications Corp.,
4.875%, 7/15/22	18,167	18,348,670

		59,982,310

190	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount (000s)	Value
Retail—9.8%
Dollar Tree, Inc.,
5.75%, 3/1/23	$21,500	$22,469,112
GameStop Corp. (a)(c),
5.50%, 10/1/19	5,690	5,746,900
6.75%, 3/15/21	23,075	23,421,125
Group 1 Automotive, Inc.,
5.00%, 6/1/22	1,740	1,762,272
Michaels Stores, Inc. (a)(c),
5.875%, 12/15/20	8,580	8,697,975
Party City Holdings, Inc. (a)(c),
6.125%, 8/15/23	33,089	33,874,864
Penske Automotive Group, Inc.,
5.75%, 10/1/22	21,540	22,091,963

		118,064,211

Software—3.5%
ACI Worldwide, Inc. (a)(c),
6.375%, 8/15/20	12,700	12,847,193
First Data Corp. (a)(c),
7.00%, 12/1/23	27,979	29,482,871

		42,330,064

Telecommunications—8.9%
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	17,255	18,582,255
Sprint Communications, Inc. (a)(c),
7.00%, 3/1/20	4,750	4,999,375
9.00%, 11/15/18	27,811	28,714,857
T-Mobile USA, Inc.,
6.00%, 3/1/23	3,000	3,127,500
6.625%, 4/1/23	49,686	51,332,097

		106,756,084

Transportation—0.5%
Penske Truck Leasing Co. L.P. (a)(c),
2.70%, 3/14/23	6,075	5,848,065

Total Corporate Bonds & Notes (cost—$1,060,968,645)		1,052,342,474

Senior Loans (a)(b)— 7.7%
Commercial Services & Supplies—2.2%
Asurion LLC,
1 mo. LIBOR + 2.750%, 4.627%, 8/4/22, 2017 Term Loan B4	8,823	8,886,163
1 mo. LIBOR + 6.000%, 7.877%, 8/4/25, 2017 2nd Lien Term Loan	17,000	17,493,000

		26,379,163

Pipelines—0.4%
BCP Renaissance Parent LLC, 3 mo. LIBOR + 4.000%, 2017 Term Loan B,
5.772%, 10/31/24	5,000	5,031,250

Specialty Retail—5.1%
Michaels Stores, Inc., 1 mo. LIBOR + 2.750%, 2016 Term Loan B1,
4.589%, 1/30/23	9,762	9,819,763
PetSmart, Inc., 1 mo. LIBOR + 3.000%, Term Loan B2,
4.68%, 3/11/22	63,186	50,872,374

		60,692,137

Total Senior Loans (cost—$101,701,023)		92,102,550

	Principal Amount (000s)	Value
Repurchase Agreements—4.7%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $56,699,764; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $57,832,922 including accrued interest
(cost—$56,698,000)	$56,698	$56,698,000

Total Investments (cost—$1,219,367,668)—99.9%		1,201,143,024

Other assets less liabilities—0.1%		835,014

Net Assets—100.0%		$1,201,978,038

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $440,846,503, representing 36.7% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2018.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $348,743,953, representing 29.0% of net assets.

(d) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2018.

Glossary:

BBA—British Bankers’ Association

LIBOR—London Inter-Bank Offered Rate

AllianzGI Structured Return Fund

	Shares	Value
Exchange-Traded Funds—89.7%
iShares Core S&P 500 (a) (cost—$561,439,813)	2,046,000	$542,947,020

	Principal Amount (000s)
Repurchase Agreements—20.0%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $121,237,772; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $123,663,375 including accrued interest
(cost—$121,234,000)	$121,234	121,234,000

Total Options Purchased—1.0% (cost—$5,457,636) (b)(c)(d)		5,617,518

Total Investments, before options written (cost—$688,131,449)—110.7%		669,798,538

Total Options Written—(7.5)% (premiums received—$47,155,666) (b)(c)(d)		(45,348,093)

Total Investments, net of options written (cost—$640,975,783)—103.2%		624,450,445

Other liabilities in excess of other assets—(3.2)%		(19,109,838)

Net Assets—100.0%		$605,340,607

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	191

Schedule of Investments

March 31, 2018 (Unaudited)

(d) Exchange traded option contracts outstanding at March 31, 2018:

Options purchased contracts outstanding at March 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	2,700.00 USD	4/6/18	20	$2,000	$15,200	$20,425	$(5,225)
S&P 500 Index	2,800.00 USD	4/6/18	25	2,500	563	27,881	(27,318)
S&P 500 Index	2,900.00 USD	4/6/18	40	4,000	500	5,630	(5,130)
S&P 500 Index	2,925.00 USD	4/6/18	40	4,000	500	250	250
S&P 500 Index	3,300.00 USD	4/6/18	288	28,800	2,880	3,138	(258)
S&P 500 Index	2,700.00 USD	4/9/18	20	2,000	18,200	23,325	(5,125)
S&P 500 Index	3,050.00 USD	4/9/18	40	4,000	400	290	110
S&P 500 Index	2,800.00 USD	4/13/18	25	2,500	3,125	36,906	(33,781)
S&P 500 Index	2,900.00 USD	4/13/18	40	4,000	700	8,525	(7,825)
S&P 500 Index	3,050.00 USD	4/13/18	250	25,000	3,125	4,060	(935)
S&P 500 Index	3,400.00 USD	4/13/18	280	28,000	2,800	3,148	(348)
S&P 500 Index	2,725.00 USD	4/16/18	30	3,000	28,200	32,557	(4,357)
S&P 500 Index	3,100.00 USD	4/16/18	60	6,000	600	734	(134)
S&P 500 Index	2,725.00 USD	4/20/18	20	2,000	23,600	28,465	(4,865)
S&P 500 Index	2,825.00 USD	4/20/18	80	8,000	12,400	159,699	(147,299)
S&P 500 Index	3,200.00 USD	4/20/18	220	22,000	2,200	3,760	(1,560)
S&P 500 Index	3,250.00 USD	4/20/18	40	4,000	300	130	170
S&P 500 Index	3,300.00 USD	4/20/18	143	14,300	1,072	943	129
S&P 500 Index	2,850.00 USD	4/27/18	80	8,000	12,400	134,339	(121,939)
S&P 500 Index	3,200.00 USD	4/27/18	80	8,000	800	2,499	(1,699)
S&P 500 Index	3,300.00 USD	4/27/18	540	54,000	5,400	6,070	(670)
S&P 500 Index	2,775.00 USD	5/4/18	20	2,000	17,200	20,105	(2,905)
S&P 500 Index	3,300.00 USD	5/4/18	185	18,500	1,850	2,050	(200)
S&P 500 Index	2,775.00 USD	5/11/18	20	2,000	22,000	25,425	(3,425)
S&P 500 Index	3,300.00 USD	5/11/18	270	27,000	2,700	4,156	(1,456)
S&P 500 Index	2,870.00 USD	5/18/18	75	7,500	24,000	95,193	(71,193)
S&P 500 Index	2,925.00 USD	5/18/18	75	7,500	11,625	40,968	(29,343)
S&P 500 Index	2,990.00 USD	5/18/18	75	7,500	5,625	16,893	(11,268)
S&P 500 Index	3,300.00 USD	5/18/18	150	15,000	1,875	3,411	(1,536)
S&P 500 Index	2,900.00 USD	6/29/18	100	10,000	57,500	250,359	(192,859)
S&P 500 Index	3,010.00 USD	6/29/18	200	20,000	30,500	118,718	(88,218)

Total call options					$309,840	$1,080,052	$(770,212)

Put options:
S&P 500 Index	1,700.00 USD	4/2/18	100	$10,000	$1,000	$2,249	$(1,249)
S&P 500 Index	1,800.00 USD	4/2/18	75	7,500	750	2,468	(1,718)
S&P 500 Index	2,525.00 USD	4/2/18	75	7,500	1,313	68,044	(66,731)
S&P 500 Index	2,625.00 USD	4/2/18	50	5,000	33,250	45,812	(12,562)
S&P 500 Index	1,700.00 USD	4/4/18	100	10,000	1,000	3,749	(2,749)
S&P 500 Index	1,800.00 USD	4/4/18	75	7,500	750	3,268	(2,518)
S&P 500 Index	2,550.00 USD	4/4/18	75	7,500	18,375	113,343	(94,968)
S&P 500 Index	2,650.00 USD	4/4/18	50	5,000	135,250	75,062	60,188
S&P 500 Index	1,400.00 USD	4/6/18	915	91,500	11,437	21,181	(9,744)
S&P 500 Index	1,500.00 USD	4/6/18	288	28,800	2,880	4,587	(1,707)
S&P 500 Index	1,600.00 USD	4/6/18	2,675	267,500	26,750	111,816	(85,066)
S&P 500 Index	2,600.00 USD	4/6/18	75	7,500	106,875	132,093	(25,218)
S&P 500 Index	2,650.00 USD	4/6/18	50	5,000	162,750	124,740	38,010
S&P 500 Index	1,600.00 USD	4/9/18	100	10,000	1,000	4,624	(3,624)
S&P 500 Index	1,700.00 USD	4/9/18	120	12,000	1,500	5,774	(4,274)
S&P 500 Index	2,550.00 USD	4/9/18	75	7,500	55,875	148,111	(92,236)
S&P 500 Index	2,650.00 USD	4/9/18	75	7,500	263,625	219,468	44,157
S&P 500 Index	1,600.00 USD	4/11/18	100	10,000	1,250	6,124	(4,874)
S&P 500 Index	1,700.00 USD	4/11/18	120	12,000	1,800	6,578	(4,778)
S&P 500 Index	2,525.00 USD	4/11/18	75	7,500	55,500	136,593	(81,093)
S&P 500 Index	2,625.00 USD	4/11/18	75	7,500	212,625	205,818	6,807
S&P 500 Index	1,400.00 USD	4/13/18	1,170	117,000	14,625	25,825	(11,200)
S&P 500 Index	1,600.00 USD	4/13/18	350	35,000	6,125	16,171	(10,046)

192	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

Options purchased contracts outstanding at March 31, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	1,700.00 USD	4/13/18	2,750	$275,000	$61,875	$100,544	$(38,669)
S&P 500 Index	2,350.00 USD	4/13/18	150	15,000	24,000	41,744	(17,744)
S&P 500 Index	2,600.00 USD	4/13/18	75	7,500	175,875	167,418	8,457
S&P 500 Index	2,650.00 USD	4/13/18	50	5,000	210,250	151,512	58,738
S&P 500 Index	1,600.00 USD	4/16/18	175	17,500	3,063	4,013	(950)
S&P 500 Index	2,565.00 USD	4/16/18	125	12,500	202,500	210,385	(7,885)
S&P 500 Index	1,600.00 USD	4/18/18	175	17,500	3,063	4,467	(1,404)
S&P 500 Index	2,550.00 USD	4/18/18	125	12,500	200,000	206,530	(6,530)
S&P 500 Index	1,400.00 USD	4/20/18	876	87,600	10,950	29,447	(18,497)
S&P 500 Index	1,500.00 USD	4/20/18	210	21,000	3,150	4,461	(1,311)
S&P 500 Index	1,600.00 USD	4/20/18	150	15,000	2,250	13,386	(11,136)
S&P 500 Index	1,700.00 USD	4/20/18	200	20,000	5,000	10,849	(5,849)
S&P 500 Index	2,570.00 USD	4/20/18	100	10,000	218,500	350,424	(131,924)
S&P 500 Index	2,700.00 USD	4/20/18	100	10,000	756,500	236,927	519,573
S&P 500 Index	1,400.00 USD	4/27/18	710	71,000	15,975	27,482	(11,507)
S&P 500 Index	1,600.00 USD	4/27/18	200	20,000	7,500	10,848	(3,348)
S&P 500 Index	2,575.00 USD	4/27/18	125	12,500	350,625	365,155	(14,530)
S&P 500 Index	2,700.00 USD	4/27/18	100	10,000	794,500	294,324	500,176
S&P 500 Index	1,400.00 USD	5/4/18	145	14,500	3,262	7,481	(4,219)
S&P 500 Index	1,400.00 USD	5/11/18	645	64,500	21,285	22,400	(1,115)
S&P 500 Index	2,600.00 USD	6/29/18	150	15,000	1,121,250	634,289	486,961

Total put options					$5,307,678	$4,377,584	$930,094

Total options purchased contracts					$5,617,518	$5,457,636	$159,882

Options written contracts outstanding at March 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)

Call options:
S&P 500 Index	2,750.00 USD	4/6/18	(60)	$(6,000)	$(7,200)	$(14,325)	$7,125
S&P 500 Index	2,850.00 USD	4/6/18	(50)	(5,000)	(750)	(19,418)	18,668
S&P 500 Index	2,750.00 USD	4/9/18	(60)	(6,000)	(11,100)	(18,765)	7,665
S&P 500 Index	2,850.00 USD	4/13/18	(50)	(5,000)	(1,875)	(28,188)	26,313
S&P 500 Index	2,775.00 USD	4/16/18	(90)	(9,000)	(45,900)	(32,918)	(12,982)
S&P 500 Index	2,440.00 USD	4/20/18	(288)	(28,800)	(6,032,160)	(4,967,097)	(1,065,063)
S&P 500 Index	2,480.00 USD	4/20/18	(143)	(14,300)	(2,463,175)	(2,725,066)	261,891
S&P 500 Index	2,565.00 USD	4/20/18	(80)	(8,000)	(793,200)	(910,776)	117,576
S&P 500 Index	2,570.00 USD	4/20/18	(70)	(7,000)	(666,750)	(1,154,049)	487,299
S&P 500 Index	2,780.00 USD	4/20/18	(60)	(6,000)	(33,000)	(28,845)	(4,155)
S&P 500 Index	2,875.00 USD	4/20/18	(160)	(16,000)	(9,200)	(125,401)	116,201
S&P 500 Index	2,470.00 USD	4/27/18	(300)	(30,000)	(5,554,500)	(4,708,923)	(845,577)
S&P 500 Index	2,480.00 USD	4/27/18	(80)	(8,000)	(1,410,000)	(1,193,233)	(216,767)
S&P 500 Index	2,490.00 USD	4/27/18	(340)	(34,000)	(5,689,900)	(5,036,105)	(653,795)
S&P 500 Index	2,500.00 USD	4/27/18	(70)	(7,000)	(1,109,850)	(934,529)	(175,321)
S&P 500 Index	2,550.00 USD	4/27/18	(70)	(7,000)	(815,150)	(885,249)	70,099
S&P 500 Index	2,570.00 USD	4/27/18	(80)	(8,000)	(806,000)	(956,513)	150,513
S&P 500 Index	2,900.00 USD	4/27/18	(160)	(16,000)	(10,400)	(108,441)	98,041
S&P 500 Index	2,440.00 USD	5/4/18	(70)	(7,000)	(1,512,000)	(1,380,149)	(131,851)
S&P 500 Index	2,460.00 USD	5/4/18	(145)	(14,500)	(2,869,550)	(2,517,320)	(352,230)
S&P 500 Index	2,840.00 USD	5/4/18	(60)	(6,000)	(30,600)	(20,325)	(10,275)
S&P 500 Index	2,450.00 USD	5/11/18	(80)	(8,000)	(1,675,600)	(1,463,313)	(212,287)
S&P 500 Index	2,460.00 USD	5/11/18	(230)	(23,000)	(4,611,500)	(4,556,049)	(55,451)
S&P 500 Index	2,850.00 USD	5/11/18	(60)	(6,000)	(31,200)	(23,565)	(7,635)
S&P 500 Index	2,930.00 USD	5/18/18	(150)	(15,000)	(21,750)	(76,464)	54,714
S&P 500 Index	3,000.00 USD	5/18/18	(225)	(22,500)	(15,750)	(43,071)	27,321
S&P 500 Index	2,975.00 USD	6/29/18	(300)	(30,000)	(67,500)	(268,923)	201,423

Total call options					$(36,295,560)	$(34,197,020)	$(2,098,540)

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	193

Schedule of Investments

March 31, 2018 (Unaudited)

Options written contracts outstanding at March 31, 2018 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options:
S&P 500 Index	2,460.00 USD	4/2/18	(150)	$(15,000)	$(2,250)	$(70,764)	$68,514
S&P 500 Index	2,560.00 USD	4/2/18	(100)	(10,000)	(3,250)	(50,876)	47,626
S&P 500 Index	2,475.00 USD	4/4/18	(150)	(15,000)	(9,375)	(114,564)	105,189
S&P 500 Index	2,580.00 USD	4/4/18	(100)	(10,000)	(53,500)	(78,676)	25,176
S&P 500 Index	2,325.00 USD	4/6/18	(200)	(20,000)	(8,500)	(826,747)	818,247
S&P 500 Index	2,330.00 USD	4/6/18	(100)	(10,000)	(4,250)	(442,676)	438,426
S&P 500 Index	2,480.00 USD	4/6/18	(90)	(9,000)	(13,950)	(212,558)	198,608
S&P 500 Index	2,500.00 USD	4/6/18	(150)	(15,000)	(32,625)	(142,314)	109,689
S&P 500 Index	2,555.00 USD	4/6/18	(57)	(5,700)	(35,055)	(80,014)	44,959
S&P 500 Index	2,565.00 USD	4/6/18	(79)	(7,900)	(59,250)	(94,427)	35,177
S&P 500 Index	2,570.00 USD	4/6/18	(100)	(10,000)	(82,500)	(142,924)	60,424
S&P 500 Index	2,465.00 USD	4/9/18	(150)	(15,000)	(30,375)	(151,732)	121,357
S&P 500 Index	2,580.00 USD	4/9/18	(150)	(15,000)	(182,250)	(227,814)	45,564
S&P 500 Index	2,440.00 USD	4/11/18	(150)	(15,000)	(38,250)	(149,814)	111,564
S&P 500 Index	2,550.00 USD	4/11/18	(150)	(15,000)	(155,250)	(222,198)	66,948
S&P 500 Index	2,425.00 USD	4/13/18	(125)	(12,500)	(39,688)	(245,801)	206,113
S&P 500 Index	2,475.00 USD	4/13/18	(125)	(12,500)	(66,875)	(127,345)	60,470
S&P 500 Index	2,500.00 USD	4/13/18	(337)	(33,700)	(239,270)	(608,316)	369,046
S&P 500 Index	2,520.00 USD	4/13/18	(137)	(13,700)	(123,300)	(316,074)	192,774
S&P 500 Index	2,540.00 USD	4/13/18	(68)	(6,800)	(77,860)	(173,298)	95,438
S&P 500 Index	2,570.00 USD	4/13/18	(100)	(10,000)	(163,500)	(183,576)	20,076
S&P 500 Index	2,505.00 USD	4/16/18	(250)	(25,000)	(212,500)	(215,505)	3,005
S&P 500 Index	2,485.00 USD	4/18/18	(250)	(25,000)	(162,500)	(209,439)	46,939
S&P 500 Index	2,400.00 USD	4/20/18	(125)	(12,500)	(53,750)	(261,051)	207,301
S&P 500 Index	2,450.00 USD	4/20/18	(125)	(12,500)	(83,750)	(139,330)	55,580
S&P 500 Index	2,470.00 USD	4/20/18	(200)	(20,000)	(164,000)	(373,752)	209,752
S&P 500 Index	2,560.00 USD	4/20/18	(96)	(9,600)	(189,600)	(117,727)	(71,873)
S&P 500 Index	2,635.00 USD	4/20/18	(200)	(20,000)	(830,000)	(290,150)	(539,850)
S&P 500 Index	2,475.00 USD	4/27/18	(250)	(25,000)	(298,750)	(356,989)	58,239
S&P 500 Index	2,500.00 USD	4/27/18	(195)	(19,500)	(287,625)	(285,433)	(2,192)
S&P 500 Index	2,520.00 USD	4/27/18	(232)	(23,200)	(404,840)	(743,682)	338,842
S&P 500 Index	2,525.00 USD	4/27/18	(150)	(15,000)	(273,750)	(229,239)	(44,511)
S&P 500 Index	2,550.00 USD	4/27/18	(116)	(11,600)	(262,160)	(399,341)	137,181
S&P 500 Index	2,625.00 USD	4/27/18	(200)	(20,000)	(859,000)	(356,552)	(502,448)
S&P 500 Index	2,420.00 USD	5/4/18	(174)	(17,400)	(184,440)	(302,135)	117,695
S&P 500 Index	2,430.00 USD	5/4/18	(238)	(23,800)	(270,130)	(713,986)	443,856
S&P 500 Index	2,440.00 USD	5/4/18	(137)	(13,700)	(166,455)	(408,784)	242,329
S&P 500 Index	2,460.00 USD	5/4/18	(86)	(8,600)	(120,830)	(191,471)	70,641
S&P 500 Index	2,400.00 USD	5/11/18	(103)	(10,300)	(124,115)	(196,051)	71,936
S&P 500 Index	2,480.00 USD	5/11/18	(200)	(20,000)	(400,000)	(443,842)	43,842
S&P 500 Index	2,420.00 USD	5/18/18	(158)	(15,800)	(267,810)	(463,320)	195,510
S&P 500 Index	2,400.00 USD	5/25/18	(193)	(19,300)	(354,155)	(579,465)	225,310
S&P 500 Index	2,300.00 USD	6/29/18	(150)	(15,000)	(327,750)	(215,972)	(111,778)
S&P 500 Index	2,475.00 USD	6/29/18	(300)	(30,000)	(1,333,500)	(802,922)	(530,578)

Total put options					$(9,052,533)	$(12,958,646)	$3,906,113

Total options written contracts					$(45,348,093)	$(47,155,666)	$1,807,573

(e) At March 31, 2018, the Fund pledged $11,555,197 in cash as collateral for options written.

194	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Exchange-Traded Funds—96.4%
SPDR S&P 500 (a) (cost—$1,800,918)	8,620	$2,268,353

Total Options Purchased—2.8% (cost—$55,248) (b)(c)(d)		66,680

Total Investments, before options written (cost—$1,856,166)—99.2%		2,335,033

Value

Total Options Written—(0.3)% (premiums received— $8,561) (b)(c)(d)	$(7,060)

Total Investments, net of options written (cost—$1,847,605)—98.9%	2,327,973

Other assets less other liabilities—1.1%	26,668

Net Assets—100.0%	$2,354,641

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2018:

Options purchased contracts outstanding at March 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options:
S&P 500 Index	2,475.00 USD	4/6/18	2	$200	$290	$1,552	$(1,262)
S&P 500 Index	2,625.00 USD	4/6/18	2	200	4,380	3,942	438
S&P 500 Index	2,550.00 USD	4/20/18	1	100	1,785	1,384	401
S&P 500 Index	2,525.00 USD	5/18/18	1	100	3,145	1,904	1,241
S&P 500 Index	2,175.00 USD	6/15/18	1	100	990	6,891	(5,901)
S&P 500 Index	2,425.00 USD	7/20/18	1	100	4,325	3,341	984
S&P 500 Index	2,275.00 USD	9/28/18	1	100	4,135	6,971	(2,836)
S&P 500 Index	2,600.00 USD	9/28/18	1	100	11,125	5,891	5,234
S&P 500 Index	2,575.00 USD	12/21/18	1	100	12,845	7,614	5,231
S&P 500 Index	2,575.00 USD	1/18/19	1	100	13,495	8,134	5,361
S&P 500 Index	2,400.00 USD	3/15/19	1	100	10,165	7,624	2,541

Total options purchased contracts					$66,680	$55,248	$11,432

Options written contracts outstanding at March 31, 2018:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	2,740.00 USD	4/27/18	(4)	$(400)	$(4,820)	$(3,786)	$(1,034)

Put options:
S&P 500 Index	2,550.00 USD	4/6/18	(4)	$(400)	$(2,240)	$(4,775)	$2,535

Total options written contracts					$(7,060)	$(8,561)	$1,501

(e) At March 31, 2018, the Fund pledged $13,772 in cash as collateral for options written.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	195

Schedule of Investments

March 31, 2018 (Unaudited)

AllianzGI Ultra Micro Cap Fund

	Shares	Value
COMMON STOCK—99.4%
Aerospace & Defense—0.9%
Ducommun, Inc. (a)	9,450	$287,091

Banks—9.1%
Atlantic Capital Bancshares, Inc. (a)	14,502	262,486
Evans Bancorp, Inc.	4,625	209,281
First Internet Bancorp	7,016	259,592
Franklin Financial Network, Inc. (a)	11,717	381,974
Heritage Commerce Corp.	24,299	400,448
National Commerce Corp. (a)	4,837	210,651
Preferred Bank	8,288	532,090
Triumph Bancorp, Inc. (a)	10,485	431,982
Veritex Holdings, Inc. (a)	10,674	295,350

		2,983,854

Beverages—0.7%
Primo Water Corp. (a)	18,461	216,178

Biotechnology—13.0%
Abeona Therapeutics, Inc. (a)	8,001	114,814
Achaogen, Inc. (a)	7,703	99,754
Adamas Pharmaceuticals, Inc. (a)	5,874	140,389
Agenus, Inc. (a)	19,993	94,167
Akebia Therapeutics, Inc. (a)	10,130	96,539
Arena Pharmaceuticals, Inc. (a)	7,530	297,435
Audentes Therapeutics, Inc. (a)	4,461	134,053
BioCryst Pharmaceuticals, Inc. (a)	19,406	92,567
BioSpecifics Technologies Corp. (a)	4,424	196,160
Calithera Biosciences, Inc. (a)	7,080	44,604
Cara Therapeutics, Inc. (a)	8,125	100,587
Concert Pharmaceuticals, Inc. (a)	9,870	226,023
Corbus Pharmaceuticals Holdings, Inc. (a)	12,076	73,664
Cytokinetics, Inc. (a)	9,670	69,624
Esperion Therapeutics, Inc. (a)	1,752	126,722
Flexion Therapeutics, Inc. (a)	8,892	199,270
ImmunoGen, Inc. (a)	18,910	198,933
Immunomedics, Inc. (a)	7,859	114,820
Inovio Pharmaceuticals, Inc. (a)	17,732	83,518
Iovance Biotherapeutics, Inc. (a)	13,912	235,113
La Jolla Pharmaceutical Co. (a)	7,265	216,352
MacroGenics, Inc. (a)	4,828	121,472
NewLink Genetics Corp. (a)	6,048	43,848
Pieris Pharmaceuticals, Inc. (a)	13,371	91,190
Progenics Pharmaceuticals, Inc. (a)	18,804	140,278
REGENXBIO, Inc. (a)	3,413	101,878
Rigel Pharmaceuticals, Inc. (a)	36,003	127,451
Sangamo Therapeutics, Inc. (a)	9,101	172,919
Selecta Biosciences, Inc. (a)	3,794	38,661
Synergy Pharmaceuticals, Inc. (a)	42,045	76,942
TG Therapeutics, Inc. (a)	12,837	182,285
Vanda Pharmaceuticals, Inc. (a)	10,546	177,700

		4,229,732

Building Products—1.2%
Patrick Industries, Inc. (a)	6,596	407,963

	Shares	Value
Chemicals—1.7%
American Vanguard Corp.	15,664	$316,413
KMG Chemicals, Inc.	4,180	250,591

		567,004

Commercial Services & Supplies—0.4%
Hudson Technologies, Inc. (a)	26,759	132,189

Construction & Engineering—3.4%
Northwest Pipe Co. (a)	14,660	253,618
NV5 Global, Inc. (a)	11,058	616,483
Sterling Construction Co., Inc. (a)	19,475	223,184

		1,093,285

Construction Materials—1.1%
U.S. Concrete, Inc. (a)	5,710	344,884

Diversified Consumer Services—1.4%
Carriage Services, Inc.	16,293	450,664

Diversified Telecommunication Services—0.8%
Fusion Telecommunications International, Inc. (a)	81,392	262,896

Electrical Equipment—0.5%
Plug Power, Inc. (a)	83,066	156,995

Electronic Equipment, Instruments & Components—2.2%
IntriCon Corp. (a)	13,176	263,520
Iteris, Inc. (a)	43,476	215,641
Mesa Laboratories, Inc.	1,649	244,777

		723,938

Energy Equipment & Services—0.7%
Independence Contract Drilling, Inc. (a)	36,416	137,653
Nine Energy Service, Inc. (a)	4,015	97,765

		235,418

Food Products—0.9%
John B Sanfilippo & Son, Inc.	4,896	283,332

Healthcare Equipment & Supplies—10.9%
Antares Pharma, Inc. (a)	61,174	134,583
AxoGen, Inc. (a)	18,071	659,591
CryoLife, Inc. (a)	13,471	270,094
CryoPort, Inc. (a)	29,657	255,050
Cutera, Inc. (a)	10,371	521,143
Heska Corp. (a)	4,178	330,354
LeMaitre Vascular, Inc.	15,023	544,283
Sientra, Inc. (a)	18,388	177,628
Surmodics, Inc. (a)	9,263	352,457
Tactile Systems Technology, Inc. (a)	10,167	323,311

		3,568,494

Healthcare Providers & Services—2.5%
BioTelemetry, Inc. (a)	16,088	499,533
RadNet, Inc. (a)	21,903	315,403

		814,936

Healthcare Technology—2.4%
Tabula Rasa HealthCare, Inc. (a)	10,775	418,070
Vocera Communications, Inc. (a)	16,219	379,849

		797,919

Hotels, Restaurants & Leisure—2.5%
Carrols Restaurant Group, Inc. (a)	29,874	334,589
Century Casinos, Inc. (a)	29,707	221,614
Red Lion Hotels Corp. (a)	27,761	270,670

		826,873

	Shares	Value
Household Durables—2.7%
Century Communities, Inc. (a)	12,482	$373,836
LGI Homes, Inc. (a)	7,139	503,799

		877,635

Internet & Catalog Retail—0.7%
Gaia, Inc. (a)	14,691	227,710

Internet Software & Services—6.0%
Amber Road, Inc. (a)	32,248	287,007
Carbonite, Inc. (a)	12,638	363,974
eGain Corp. (a)	36,924	293,546
Five9, Inc. (a)	21,281	633,961
GTT Communications, Inc. (a)	6,500	368,550

		1,947,038

IT Services—1.2%
Hackett Group, Inc.	24,902	399,926

Life Sciences Tools & Services—1.4%
Enzo Biochem, Inc. (a)	19,729	108,115

NeoGenomics, Inc. (a)	44,034	359,317

		467,432

Machinery—5.8%
Commercial Vehicle Group, Inc. (a)	20,668	160,177
DMC Global, Inc.	20,298	542,971
Gencor Industries, Inc. (a)	16,452	264,877
Manitex International, Inc. (a)	30,278	346,078
NN, Inc.	5,683	136,392
Spartan Motors, Inc.	17,188	295,634
Westport Fuel Systems, Inc. (a)	65,311	143,031

		1,889,160

Media—0.6%
Reading International, Inc., Class A (a)	11,707	194,922

Metals & Mining—0.9%
Universal Stainless & Alloy Products, Inc. (a)	10,563	290,482

Oil, Gas & Consumable Fuels—2.3%
Evolution Petroleum Corp.	29,664	238,795
Penn Virginia Corp. (a)	3,336	116,893
Ring Energy, Inc. (a)	26,990	387,307

		742,995

Personal Products—1.1%
Medifast, Inc.	3,808	355,858

Pharmaceuticals—4.0%
ANI Pharmaceuticals, Inc. (a)	5,257	306,063
Assembly Biosciences, Inc. (a)	3,388	166,486
Cymabay Therapeutics, Inc. (a)	10,492	136,291
Intersect ENT, Inc. (a)	9,018	354,407
Paratek Pharmaceuticals, Inc. (a)	4,932	64,116
Revance Therapeutics, Inc. (a)	5,191	159,883
WaVe Life Sciences Ltd. (a)	3,111	124,751

		1,311,997

Professional Services—1.5%
CRA International, Inc.	5,222	273,059
GP Strategies Corp. (a)	9,645	218,459

		491,518

Road & Rail—2.0%
Daseke, Inc. (a)	22,135	216,702
USA Truck, Inc. (a)	16,500	420,585

		637,287

196	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Semiconductors & Semiconductor Equipment—4.7%
Adesto Technologies Corp. (a)	35,913	$265,756
AXT, Inc. (a)	38,504	279,154
CEVA, Inc. (a)	7,429	268,930
FormFactor, Inc. (a)	20,724	282,883
Ichor Holdings Ltd. (a)	10,491	253,987
PDF Solutions, Inc. (a)	14,784	172,381

		1,523,091

Software—4.6%
Asure Software, Inc. (a)	21,649	264,984
Datawatch Corp. (a)	28,339	245,132
Model N, Inc. (a)	18,046	325,730
QAD, Inc., Class A	7,819	325,662
Upland Software, Inc. (a)	12,227	352,015

		1,513,523

Technology Hardware, Storage & Peripherals—1.7%
USA Technologies, Inc. (a)	62,407	561,663

Wireless Telecommunication Services—1.9%
Boingo Wireless, Inc. (a)	24,448	605,577

Total Common Stock (cost—$22,237,530)		32,421,459

	Principal Amount (000s)
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 3/29/18, 0.28%, due 4/2/18, proceeds $295,009; collateralized by U.S. Treasury Notes, 2.50%, due 5/15/24, valued at $304,787 including accrued interest
(cost—$295,000)	$295	295,000

Total Investments (cost-$22,532,530)—100.3%		32,716,459

Liabilities in excess of other assets—(0.3)%		(91,872)

Net Assets—100.0%		$32,624,587

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	197

Statements of Assets and Liabilities

March 31, 2018 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Assets:
Investments, at value	$5,177,304	$1,612,679	$1,751,771	$1,179,027	$604,666
Investments in Affiliates, at value	43,653,024	61,436,650	71,375,974	57,971,869	52,248,191
Cash	797	779	795	423	55,386
Foreign currency, at value	—	—	—	—	—
Deposits with brokers for derivatives collateral	294,432	687,879	727,472	944,538	1,057,661
Receivable for Fund shares sold	60,553	24,900	28,433	43,286	51,040
Receivable for variation margin on futures contracts	7,144	38,023	36,374	33,733	32,228
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	5,088	5,730	6,138	4,903	4,271
Receivable from Investment Manager	3,347	3,545	3,539	—	—
Dividends and interest receivable (net of foreign withholding taxes)	68	31	32	15	—
Receivable for investments sold	—	—	—	—	—
Receivable for investments in Affiliates sold	—	—	—	—	—
Dividends receivable from Affiliates	—	—	—	—	—
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Tax reclaims receivable	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—
Total Assets	49,201,757	63,810,216	73,930,528	60,177,794	54,053,443
Liabilities:
Payable for Fund shares redeemed	14,322	69,521	1,128	83,809	20,676
Trustees Deferred Compensation Plan payable (see Note 5)	5,088	5,730	6,138	4,903	4,271
Servicing fees payable	2,506	1,787	2,301	2,182	1,402
Distribution fees payable	690	316	1,014	450	523
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Payable for investments in Affiliates purchased	—	—	—	—	—
Investment management fees payable	—	—	—	—	—
Administration fees payable	—	—	—	1,172	2,377
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	22,606	77,354	10,581	92,516	29,249
Net Assets	$49,179,151	$63,732,862	$73,919,947	$60,085,278	$54,024,194

198	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity

$682,855	$654,710	$357,542	$13,853,723	$31,867,184	$6,167,668	$618,848,571
33,315,057	32,884,513	16,806,630	30,312,300	323,706,760	—	—
741	166	951	4,354	378	282	198,620
—	—	—	819	—	554,399	1,713,277
710,181	730,070	366,634	1,092,688	750,912	106,932	347,315
49,724	32,143	48,526	116,440	207,123	9,452	179,158
24,435	23,530	11,615	176,703	448,673	8,474	94,535
2,566	2,374	928	3,360	37,265	702	50,678
—	—	—	—	—	15,020	—
5	4	3	59,323	17,318	15,080	1,652,467
—	—	—	974,121	—	—	820,286
—	—	—	3,908,606	—	—	—
—	—	—	36,951	—	—	—
—	—	—	—	—	—	324
—	—	—	—	—	—	195,687
—	—	—	—	60,509	44,583	46,073
34,785,564	34,327,510	17,592,829	50,539,388	357,096,122	6,922,592	624,146,991

3,130	979	1,101	41,475	189,969	—	1,868,766
2,566	2,374	928	3,360	37,265	702	50,678
1,089	777	550	2,922	16,383	61	324
291	724	308	2,590	20,968	34	37
—	—	—	—	—	—	255
—	—	—	1,891,307	—	—	453,446
—	—	—	1,362,285	—	—	—
—	—	—	—	53,656	—	149,397
2,923	2,793	1,621	4,475	—	—	—
—	—	—	—	180,962	64,687	265,557
9,999	7,647	4,508	3,308,414	499,203	65,484	2,788,460
$34,775,565	$34,319,863	$17,588,321	$47,230,974	$356,596,919	$6,857,108	$621,358,531

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	199

Statements of Assets and Liabilities (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Net Assets Consist of:
Paid-in-capital	$46,452,687	$58,945,811	$67,245,585	$54,022,693	$47,926,807
Undistributed (dividends in excess of) net investment income	(701,829)	(1,192,006)	(1,733,354)	(1,666,434)	(1,750,865)
Accumulated net realized gain (loss)	1,022,987	2,380,283	3,286,227	3,463,252	3,823,237
Net unrealized appreciation (depreciation)	2,405,306	3,598,774	5,121,489	4,265,767	4,025,015
Net Assets	$49,179,151	$63,732,862	$73,919,947	$60,085,278	$54,024,194
Cost of Investments	$5,197,684	$1,612,287	$1,754,648	$1,184,395	$611,236
Cost of Investments in Affiliates	$41,186,019	$57,638,484	$66,022,711	$53,481,783	$48,002,220
Cost of Foreign Currency	$—	$—	$—	$—	$—
Net Assets:
Class A	$10,004,555	$8,049,646	$9,485,451	$9,486,647	$6,012,754
Class C	402,719	—	802,988	—	141,248
Class R	85,573	230,078	436,945	725,317	313,469
Class P	20,628,818	35,522,309	37,881,469	33,388,834	23,214,666
Institutional Class	—	—	—	—	—
Class R6	17,365,261	19,675,375	24,871,182	16,145,073	23,863,262
Administrative Class	692,225	255,454	441,912	339,407	478,795
Shares Issued and Outstanding:
Class A	501,679	446,070	434,968	487,944	266,755
Class C	20,265	—	37,216	—	6,322
Class R	4,356	12,824	20,047	37,454	14,009
Class P	1,025,612	1,970,931	1,719,391	1,710,032	1,025,590
Institutional Class	—	—	—	—	—
Class R6	862,074	1,089,770	1,125,388	825,564	1,051,822
Administrative Class	34,480	14,106	20,008	17,315	21,248
Net Asset Value and Redemption Price Per Share:*
Class A	$19.94	$18.05	$21.81	$19.44	$22.54
Class C	19.87	—	21.58	—	22.34
Class R	19.65	17.94	21.80	19.37	22.38
Class P	20.11	18.02	22.03	19.53	22.64
Institutional Class	—	—	—	—	—
Class R6	20.14	18.05	22.10	19.56	22.69
Administrative Class	20.08	18.11	22.09	19.60	22.53

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

200	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity

$30,902,061	$30,647,627	$16,177,563	$48,628,854	$320,743,012	$4,770,949	$517,084,206
(1,147,359)	(1,139,269)	(551,720)	57,317	(8,197,783)	(22,060)	215,187
2,523,702	2,550,292	1,179,712	(992,214)	22,709,727	524,437	30,954,529
2,497,161	2,261,213	782,766	(462,983)	21,341,963	1,583,782	73,104,609
$34,775,565	$34,319,863	$17,588,321	$47,230,974	$356,596,919	$6,857,108	$621,358,531
$687,821	$659,151	$359,723	$14,230,273	$32,294,127	$4,595,643	$545,672,842
$30,671,790	$30,470,072	$15,939,488	$30,195,224	$300,320,354	$—	$—
$—	$—	$—	$816	$—	$541,435	$1,718,454

$4,867,008	$3,358,988	$2,431,191	$10,431,433	$44,216,580	$292,155	$1,442,030
—	173,443	—	3,238,372	31,567,383	48,635	59,143
216,370	109,012	114,845	127,791	28,426	—	—
15,298,163	12,148,791	6,654,209	13,487,031	3,550,290	56,046	2,336,638
—	—	—	35,460	7,052,447	97,792	2,385,543
13,829,240	17,673,552	8,025,523	19,406,034	270,155,037	6,362,480	615,135,177
564,784	856,077	362,553	504,853	26,756	—	—

246,329	153,019	128,117	597,859	3,877,652	16,706	85,203
—	8,032	—	185,617	2,716,682	2,794	3,564
11,045	4,965	6,068	7,012	2,521	—	—
772,934	549,310	347,972	764,930	313,873	3,188	138,124
—	—	—	2,063	619,937	5,573	142,391
696,728	796,008	417,900	1,129,086	24,206,033	360,712	36,441,020
28,691	38,895	19,055	28,454	2,287	—	—

$19.76	$21.95	$18.98	$17.45	$11.40	$17.49	$16.92
—	21.59	—	17.45	11.62	17.41	16.59
19.59	21.96	18.93	18.22	11.28	—	—
19.79	22.12	19.12	17.63	11.31	17.58	16.92
—	—	—	17.19	11.38	17.55	16.75
19.85	22.20	19.20	17.19	11.16	17.64	16.88
19.68	22.01	19.03	17.74	11.70	—	—

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	201

Statements of Assets and Liabilities (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt
Assets:
Investments, at value	$26,410,055	$126,031,752	$477,090,212	$50,840,686	$32,389,344
Investments in Affiliates, at value	—	—	—	—	—
Cash	22,232	21,793	60	211	200,133
Foreign currency, at value	36,438	24,527	—	49,329	133,450
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	7,412
Dividends and interest receivable (net of foreign withholding taxes)	113,698	180,689	1,580,479	140,862	511,707
Receivable for investments sold	—	—	1,095,885	53,483	—
Deposits with brokers for derivatives collateral	9	48,201	—	—	405
Receivable for Fund shares sold	487	12,875	445,193	800,000	—
Receivable from Investment Manager	11,517	—	—	—	—
Deferred offering costs	—	—	—	—	—
Tax reclaims receivable	78,761	—	—	1,763	655
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	4,435	9,233	129,474	3,200	3,401
Receivable for variation margin on futures contracts	—	8,850	—	—	—
Prepaid expenses and other assets	45,041	45,968	72,578	19,780	28,485
Total Assets	26,722,673	126,383,888	480,413,881	51,909,314	33,274,992
Liabilities:
Payable for investments purchased	—	—	6,723,938	—	399,300
Payable for Fund shares redeemed	—	—	543,178	—	—
Payable for TBA investments purchased	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—	—
Options written, at value	—	—	—	—	—
Investment management fees payable	—	25,480	230,876	33,030	9,251
Distribution fees payable	49	22	30,580	—	71
Servicing fees payable	126	37	23,661	31	74
Unrealized depreciation of forward foreign currency contracts	11	—	—	—	—
Due to Investment Manager	—	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	4,435	9,233	129,474	3,200	3,401
Accrued expenses and other liabilities	79,282	67,977	346,344	98,515	58,149
Total Liabilities	83,903	102,749	8,028,051	134,776	470,246
Net Assets	$26,638,770	$126,281,139	$472,385,830	$51,774,538	$32,804,746

202	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$10,998,873	$8,335,820	$297,059,392	$16,123,837	$21,925,800	$29,056,697	$655,591,457
—	—	—	215,834	—	—	—
94,420	62	53,994	2,843	108,635	664	3,915,755
89,853	9,489	198,207	210,964	259,195	4	470,130
—	—	—	22,926	15,382	—	23
41,133	20,104	975,890	125,291	365,403	50,633	506,246
21,621	7,458	13,715,063	—	214,728	—	7,225,331
—	—	1,734,399	404,327	2,242	—	—
—	—	14,974	—	—	32	1,091,058
7,054	19,252	—	4,986	—	—	—
—	—	—	—	10,177	—	—
—	7,787	44,782	9,477	3,920	23,594	881,642
962	491	13,619	1,646	694	1,812	45,696
—	—	579,129	—	—	—	—
19,349	39,340	69,551	22,086	24,877	26,125	54,302
11,273,265	8,439,803	314,459,000	17,144,217	22,931,053	29,159,561	669,781,640

—	21,544	14,999,987	—	602,074	—	3,915,095
—	39	5,598	—	—	576	249,967
—	—	19,308,684	—	—	—	—
—	—	—	38,904	438	—	—
—	—	—	30,909	—	—	—
—	—	123,961	—	39	4,305	411,720
—	37	1,365	11	—	—	56,926
39	195	829	19	—	102	59,656
—	6	—	50,449	73	—	1,159
—	—	—	—	10,297	—	—
962	491	13,619	1,646	694	1,812	45,696
110,741	89,003	225,265	47,380	69,427	56,706	387,801
111,742	111,315	34,679,308	169,318	683,042	63,501	5,128,020
$11,161,523	$8,328,488	$279,779,692	$16,974,899	$22,248,011	$29,096,060	$664,653,620

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	203

Statements of Assets and Liabilities (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt
Net Assets Consist of:
Paid-in-capital	$23,875,922	$104,041,821	$383,165,173	$41,526,035	$33,216,846
Undistributed (dividends in excess of) net investment income	(41,942)	593,335	(899,082)	20,947	(110,642)
Accumulated net realized gain (loss)	(445,040)	3,000,670	30,552,712	1,372,535	(35,414)
Net unrealized appreciation (depreciation)	3,249,830	18,645,313	59,567,027	8,855,021	(266,044)
Net Assets	$26,638,770	$126,281,139	$472,385,830	$51,774,538	$32,804,746
Cost of Investments	$23,165,003	$107,357,401	$417,523,185	$41,974,319	$32,659,272
Cost of Investments in Affiliates	$—	$—	$—	$—	$—
Cost of Foreign Currency	$36,151	$25,479	$—	$49,321	$137,158
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$566,817	$136,660	$63,752,435	$144,091	$671,343
Class C	112,490	33,841	46,796,971	—	111,981
Class R	—	—	71,463	—	—
Class P	117,281	508,024	86,748,832	—	11,526
Institutional Class	177,204	107,056	274,078,833	51,630,447	32,009,896
Class R6	25,664,978	125,495,558	—	—	—
Administrative Class	—	—	937,296	—	—
Shares Issued and Outstanding:
Class A	36,625	7,364	2,131,599	8,924	46,665
Class C	7,332	1,863	1,555,887	—	7,698
Class R	—	—	2,309	—	—
Class P	7,568	27,658	2,958,406	—	803
Institutional Class	11,402	5,811	9,264,332	3,164,940	2,233,236
Class R6	1,647,893	6,781,353	—	—	—
Administrative Class	—	—	31,641	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$15.48	$18.56	$29.91	$16.15	$14.39
Class C	15.34	18.16	30.08	—	14.55
Class R	—	—	30.95	—	—
Class P	15.50	18.37	29.32	—	14.35
Institutional Class	15.54	18.42	29.58	16.31	14.33
Class R6	15.57	18.51	—	—	—
Administrative Class	—	—	29.62	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

204	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$8,998,908	$7,876,078	$258,479,508	$16,922,833	$22,215,555	$23,570,772	$555,375,660
(134,933)	14	450,379	(372,131)	140,758	107,491	47,286
835,163	(33,160)	3,274,237	(192,148)	(299,291)	371,868	7,097,875
1,462,385	485,556	17,575,568	616,345	190,989	5,045,929	102,132,799
$11,161,523	$8,328,488	$279,779,692	$16,974,899	$22,248,011	$29,096,060	$664,653,620
$9,519,091	$7,850,672	$278,781,143	$15,634,870	$21,749,862	$24,011,698	$553,466,082
$—	$—	$—	$166,185	$—	$—	$—
$89,848	$9,514	$198,797	$213,686	$259,473	$4	$469,911
$—	$—	$—	$30,548	$—	$—	$—

$184,056	$748,832	$2,163,161	$71,314	$—	$481,321	$191,025,767
—	57,246	1,368,105	17,692	—	—	88,946,115
—	—	148,591	—	—	—	—
—	112,853	13,561,374	11,763	10,284	64,147	229,681,325
10,977,467	7,409,557	31,778,867	16,874,130	22,237,727	28,550,592	155,000,413
—	—	230,736,824	—	—	—	—
—	—	22,770	—	—	—	—

10,023	47,935	108,761	4,776	—	26,553	12,599,112
—	3,653	70,712	1,187	—	—	6,144,550
—	—	7,537	—	—	—	—
—	7,201	686,337	782	683	3,502	15,126,556
604,639	469,945	1,597,142	1,117,127	1,478,392	1,556,397	10,393,293
—	—	11,639,996	—	—	—	—
—	—	1,147	—	—	—	—

$18.36	$15.62	$19.89	$14.93	$—	$18.13	$15.16
—	15.67	19.35	14.91	—	—	14.48
—	—	19.71	—	—	—	—
—	15.67	19.76	15.05	15.05	18.32	15.18
18.16	15.77	19.90	15.10	15.04	18.34	14.91
—	—	19.82	—	—	—	—
—	—	19.84	—	—	—	—

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	205

Statements of Assets and Liabilities (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Assets:
Investments, at value	$208,833,345	$20,088,797	$187,239,395	$25,430,344	$143,647,327
Cash	295	339	—	—	47,318
Foreign currency, at value	—	5,266	93,442	—	1,854,913
Unrealized appreciation of forward foreign currency contracts	—	—	182	—	337
Dividends and interest receivable (net of foreign withholding taxes)	3,521,611	21,364	425,457	3,758	330,870
Receivable for investments sold	4,528,381	—	2,432,496	164,426	591,814
Swap premiums paid	—	—	—	—	—
Deposits with brokers for derivatives collateral	—	—	—	—	—
Receivable for Fund shares sold	141,760	—	240,374	29,430	1,165,908
Receivable from Investment Manager	—	—	—	—	—
Deferred offering costs	—	—	—	—	—
Tax reclaims receivable	—	18,653	149,761	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	29,979	26	11,063	3,342	3,040
Receivable for principal paydowns	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—
Receivable for variation margin on centrally cleared swaps	—	—	—	—	—
Prepaid expenses and other assets	69,675	23,410	65,851	32,568	49,303
Total Assets	217,125,046	20,157,855	190,658,021	25,663,868	147,690,830
Liabilities:
Payable for investments purchased	6,175,677	—	33,524	25,220	1,473,662
Payable for Fund shares redeemed	1,548,098	—	107,858	—	49,070
Payable to custodian for cash overdraft	—	—	275,203	1,601	—
Payable for variation margin on futures contracts	—	—	—	—	—
Options written, at value	—	—	—	—	—
Investment management fees payable	87,442	242	135,994	24,258	49,544
Distribution fees payable	6,340	—	2,330	—	728
Servicing fees payable	10,664	38	2,821	574	12,960
Unrealized depreciation of forward foreign currency contracts	—	—	9	—	33
Due to Investment Manager	—	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	29,979	26	11,063	3,342	3,040
Accrued expenses and other liabilities	170,143	40,483	160,275	62,717	169,746
Total Liabilities	8,028,343	40,789	729,077	117,712	1,758,783
Net Assets	$209,096,703	$20,117,066	$189,928,944	$25,546,156	$145,932,047

†	The Fund’s financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund, Ltd., which is a wholly-owned subsidiary of the Fund. See Note 14.

206	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI PerformanceFee Managed Futures Strategy †	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Real Estate Debt	AllianzGI Short Duration High Income	AllianzGI Structured Return

$4,244,171	$13,154,318	$25,009,582	$24,707,308	$9,917,125	$1,201,143,024	$669,798,538
—	42,888	451	29,589	49,058	271,710	730
31,879	—	—	—	74,822	—	—
74	—	—	—	5,579	—	—
13,923	31,029	3	—	29,058	18,707,166	2,829
73,057	360,872	47,754	24,097	—	5,325,348	16,899,962
—	187,014	—	—	—	—	—
—	1,195,321	98,348	50,797	2,808	—	11,555,197
—	60,000	—	—	—	1,155,354	1,178,683
11,639	20,305	18,582	17,877	12,072	—	—
—	41,692	41,692	41,692	34,147	—	—
3,680	—	—	—	—	—	—
824	—	106	350	73	115,264	27,852
—	—	—	—	15,839	—	—
—	230,454	—	—	—	—	—
—	10,238	—	—	—	—	—
25,287	4,245	4,246	4,247	4,046	82,422	70,165
4,404,534	15,338,376	25,220,764	24,875,957	10,144,627	1,226,800,288	699,533,956

207,755	—	38,404	20,091	—	21,306,805	46,933,345
—	—	—	—	—	2,366,413	1,263,807
29,827	—	—	—	—	—	—
—	—	—	—	546	—	—
—	—	398,005	202,277	—	—	45,348,093
—	—	—	—	—	489,824	288,521
197	—	—	—	—	29,657	11,469
360	—	—	—	—	72,291	31,618
1,260	—	—	—	1,030	—	—
—	41,692	41,692	41,692	34,147	—	—
824	—	106	350	73	115,264	27,852
68,543	7,944	19,387	17,518	22,065	441,996	288,644
308,766	49,636	497,594	281,928	57,861	24,822,250	94,193,349
$4,095,768	$15,288,740	$24,723,170	$24,594,029	$10,086,766	$1,201,978,038	$605,340,607

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	207

Statements of Assets and Liabilities (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Net Assets Consist of:
Paid-in-capital	$244,585,924	$15,252,085	$140,822,293	$16,593,793	$135,655,450
Undistributed (dividends in excess of) net investment income	(1,081,593)	(13,662)	(1,733,909)	(530,234)	(77,856)
Accumulated net realized gain (loss)	(27,472,365)	156,500	8,140,604	2,380,783	1,780,845
Net unrealized appreciation (depreciation)	(6,935,263)	4,722,143	42,699,956	7,101,814	8,573,608
Net Assets	$209,096,703	$20,117,066	$189,928,944	$25,546,156	$145,932,047
Cost of Investments	$215,768,608	$15,367,745	$144,546,267	$18,328,530	$135,074,074
Cost of Foreign Currency	$—	$5,122	$93,773	$—	$1,854,578
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$36,737,763	$218,464	$9,518,064	$2,594,929	$63,132,007
Class C	9,835,993	—	3,515,696	—	1,165,268
Class R	820,464	—	359,534	—	—
Class P	20,700,197	—	65,371,122	1,490,492	24,107,830
Institutional Class	140,941,747	19,898,602	71,443,212	21,460,735	57,526,942
Class R6	—	—	39,721,316	—	—
Administrative Class	60,539	—	—	—	—
Shares Issued and Outstanding:
Class A	4,121,384	12,034	213,260	173,663	3,390,180
Class C	1,105,495	—	81,201	—	61,927
Class R	95,951	—	8,270	—	—
Class P	2,417,222	—	1,466,644	99,101	1,295,891
Institutional Class	16,411,999	1,072,566	1,546,489	1,419,329	3,041,955
Class R6	—	—	860,100	—	—
Administrative Class	7,169	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$8.91	$18.15	$44.63	$14.94	$18.62
Class C	8.90	—	43.30	—	18.82
Class R	8.55	—	43.48	—	—
Class P	8.56	—	44.57	15.04	18.60
Institutional Class	8.59	18.55	46.20	15.12	18.91
Class R6	—	—	46.18	—	—
Administrative Class	8.44	—	—	—	—

†	The Fund’s financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund, Ltd., which is a wholly-owned subsidiary of the Fund. See Note 14.
*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

208	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI PerformanceFee Managed Futures Strategy †	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Real Estate Debt	AllianzGI Short Duration High Income	AllianzGI Structured Return

$3,861,540	$15,798,304	$25,325,332	$25,049,559	$10,101,927	$1,274,394,674	$617,708,476
(27,394)	66,903	226,684	117,184	(2,483)	(13,227,232)	400,948
(331,256)	(514,185)	(315,511)	(148,821)	(59,902)	(40,964,760)	3,756,521
592,878	(62,282)	(513,335)	(423,893)	47,224	(18,224,644)	(16,525,338)
$4,095,768	$15,288,740	$24,723,170	$24,594,029	$10,086,766	$1,201,978,038	$605,340,607
$3,650,986	$13,162,248	$25,612,697	$25,169,789	$9,871,967	$1,219,367,668	$688,131,449
$31,853	$—	$—	$—	$75,120	$—	$—
$—	$—	$487,785	$240,865	$—	$—	$47,155,666

$1,362,272	$—	$—	$—	$—	$197,581,228	$129,425,944
294,037	—	—	—	—	138,310,357	17,907,500
—	—	—	—	—	—	—
49,723	9,662	9,763	9,817	10,026	383,874,785	145,950,264
1,845,609	251,868	60,504	9,818	10,076,740	428,635,457	275,205,645
544,127	15,027,210	24,652,903	24,574,394	—	53,576,211	36,851,254
—	—	—	—	—	—	—

65,748	—	—	—	—	13,270,830	8,392,372
14,683	—	—	—	—	9,307,293	1,199,309
—	—	—	—	—	—	—
2,478	1,000	1,000	1,000	670	25,866,062	9,482,810
89,113	26,087	6,199	1,000	672,800	28,871,890	17,694,674
27,323	1,554,781	2,525,063	2,503,083	—	3,606,517	2,380,520
—	—	—	—	—	—	—

$20.72	$—	$—	$—	$—	$14.89	$15.42
20.03	—	—	—	—	14.86	14.93
—	—	—	—	—	—	—
20.06	9.66	9.76	9.82	14.98	14.84	15.39
20.71	9.65	9.76	9.82	14.98	14.85	15.55
19.91	9.67	9.76	9.82	—	14.86	15.48
—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	209

Statements of Assets and Liabilities (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Assets:
Investments, at value	$2,335,033	$32,716,459
Cash	135	623
Dividends and interest receivable (net of foreign withholding taxes)	9,454	6,216
Receivable for investments sold	—	112,888
Deposits with brokers for derivatives collateral	13,772	—
Receivable for Fund shares sold	—	6,661
Receivable from Investment Manager	12,418	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	638	5,054
Prepaid expenses and other assets	34,298	32,774
Total Assets	2,405,748	32,880,675
Liabilities:
Payable for investments purchased	—	71,021
Payable for Fund shares redeemed	—	67,700
Options written, at value	7,060	—
Investment management fees payable	—	32,252
Distribution fees payable	174	—
Servicing fees payable	169	2,149
Trustees Deferred Compensation Plan payable (see Note 5)	638	5,054
Accrued expenses and other liabilities	43,066	77,912
Total Liabilities	51,107	256,088
Net Assets	$2,354,641	$32,624,587
Net Assets Consist of:
Paid-in-capital	$2,618,699	$21,064,317
Undistributed (dividends in excess of) net investment income	6,875	(859,931)
Accumulated net realized gain (loss)	(751,301)	2,236,272
Net unrealized appreciation	480,368	10,183,929
Net Assets	$2,354,641	$32,624,587
Cost of Investments	$1,856,166	$22,532,530
Premiums Received for Options Written	$8,561	$—

210	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Net Assets:
Class A	$518,760	$9,763,847
Class C	261,616	—
Class P	13,958	4,099,725
Institutional Class	1,560,307	18,761,015
Shares Issued and Outstanding:
Class A	29,505	545,339
Class C	15,516	—
Class P	805	224,190
Institutional Class	87,565	1,023,510
Net Asset Value and Redemption Price Per Share:*
Class A	$17.58	$17.90
Class C	16.86	—
Class P	17.34	18.29
Institutional Class	17.82	18.33

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	211

Statements of Operations

Six Months ended March 31, 2018 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Investment Income:
Dividends from investments in Affiliates	$794,336	$1,054,260	$1,338,084	$1,296,976	$1,355,222
Dividends, net of foreign withholding taxes*	49,781	5,405	125	181	200
Contribution from Investment Manager (see Note 6)	4,575	9,194	10,038	809	—
Interest	2,171	3,060	3,994	3,180	2,808
Miscellaneous	10	10	10	10	10
Total Investment Income	850,873	1,071,929	1,352,251	1,301,156	1,358,240
Expenses:
Investment management	13,268	16,400	18,682	15,023	13,970
Administration	40,978	45,231	51,871	44,434	35,207
Distribution — Class C	1,572	—	3,042	—	542
Distribution — Class R	94	284	609	895	476
Servicing — Class A	16,598	10,127	12,332	11,544	8,143
Servicing — Class C	524	—	1,014	—	181
Servicing — Class R	94	284	609	895	476
Administrative servicing — Class P	—	—	—	—	—
Distribution and/or servicing — Administrative Class	862	448	792	501	566
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Line of credit commitment	682	840	944	753	704
Legal	68	83	93	74	69
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Miscellaneous	513	615	740	670	683
Total Expenses	75,253	74,312	90,728	74,789	61,017
Less: Fee Waiver/Reimbursement from Investment Manager	(42,658)	(57,874)	(63,390)	(37,604)	(20,846)
Net Expenses	32,595	16,438	27,338	37,185	40,171
Net Investment Income	818,278	1,055,491	1,324,913	1,263,971	1,318,069

212	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity

$888,484	$886,098	$427,297	$804,452	$7,871,515	$—	$—
150	160	81	538,987	239,907	40,990	6,211,599
—	—	—	993	—	—	—
1,976	1,884	1,104	4,885	47,942	664	4,306
10	10	10	10	10	10	11
890,620	888,152	428,492	1,349,327	8,159,374	41,664	6,215,916

8,716	8,523	4,123	12,368	1,261,653	14,541	929,945
23,192	19,793	10,472	37,696	—	—	—
—	680	—	13,261	127,547	197	279
271	130	131	159	34	—	—
6,039	4,357	2,830	12,955	58,322	216	1,823
—	227	—	4,421	42,516	66	93
271	130	131	159	34	—	—
—	—	—	—	1,265	7	1,429
747	1,072	468	1,769	34	—	—
—	—	—	—	14,477	2	5,652
—	—	—	—	10,427	8	11
—	—	—	—	1	—	—
—	—	—	—	30,752	—	728
435	419	195	647	4,829	93	8,051
43	41	18	65	16,092	7,279	28,675
—	—	—	—	21,929	389	35,632
—	—	—	—	27,510	49,510	269,022
—	—	—	—	21,479	6,331	20,863
—	—	—	—	36,610	2,646	14,904
—	—	—	—	8,976	2,760	12,634
—	—	—	—	20,889	20,225	18,365
—	—	—	—	47,424	35,701	36,699
472	474	158	1,170	8,693	2,455	8,168
40,186	35,846	18,526	84,670	1,761,493	142,426	1,392,973
(6,418)	(4,013)	(2,081)	(34,402)	(965,128)	(120,021)	(139,727)
33,768	31,833	16,445	50,268	796,365	22,405	1,253,246
856,852	856,319	412,047	1,299,059	7,363,009	19,259	4,962,670

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	213

Statements of Operations (cont’d)

Six Months ended March 31, 2018 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(69,187)	$(14,364)	$11,740	$13,762	$16,923
Investments in Affiliates	156,607	154,218	47,336	2,950	(25,170)
Futures contracts	(130,772)	305,741	370,647	310,585	328,550
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	(718)	(1,027)	540	5,630	5,858
Net capital gain distributions received from underlying Affiliated funds	1,390,219	2,009,460	2,973,019	3,233,941	3,594,785
Net capital gain distributions received from underlying funds	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(43,454)	790	(14,575)	(19,084)	(23,433)
Investments in Affiliates	(1,625,932)	(1,998,464)	(2,590,359)	(2,844,767)	(3,155,126)
Futures contracts	13,945	(190,739)	(256,849)	(230,579)	(221,247)
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	748	465	(3,057)	886	560
Net realized and change in unrealized gain (loss)	(308,544)	266,080	538,442	473,324	521,700
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$509,734	$1,321,571	$1,863,355	$1,737,295	$1,839,769
* Foreign withholding taxes	$—	$—	$—	$—	$—

214	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity

$13,178	$12,641	$6,399	$(860,506)	$33,540	$582,706	$32,327,559
(40,623)	(38,792)	(56,164)	(44,097)	1,375,717	—	—
188,589	198,628	99,779	420,210	3,371,899	24,949	285,255
—	—	—	2,618	—	(462)	28,331
3,513	4,195	2,052	3,415	24,486	5,630	(125,317)
2,415,540	2,433,934	1,177,491	35,581	17,757,144	—	—
—	—	—	44,501	—	—	—

(18,099)	(17,037)	(8,558)	(522,403)	(522,575)	47,347	(18,018,121)
(2,123,423)	(2,169,021)	(1,037,836)	(861,397)	(20,815,363)	—	—
(141,396)	(143,040)	(77,862)	(210,291)	(1,562,737)	6,292	(54,669)
—	—	—	—	—	—	69
1,037	239	(2,398)	(735)	1,425	6,849	9,538
298,316	281,747	102,903	(1,993,104)	(336,464)	673,311	14,452,645
$1,155,168	$1,138,066	$514,950	$(694,045)	$7,026,545	$692,570	$19,415,315
$—	$—	$—	$2,134	$—	$6,032	$392,123

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	215

Statements of Operations (cont’d)

Six Months ended March 31, 2018 (Unaudited)

	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt
Investment Income:
Dividends, net of foreign withholding taxes*	$266,354	$1,358,328	$1,688,578	$340,073	$—
Dividends from investments in Affiliates	—	—	—	—	—
Interest, net of foreign withholding taxes*	187	1,015	3,344,531	791	1,121,740
Non-cash income	—	—	—	—	—
Miscellaneous	10	10	10	10	10
Total Investment Income	266,551	1,359,353	5,033,119	340,874	1,121,750
Expenses:
Investment management	39,985	184,544	1,387,655	217,113	134,685
Distribution — Class C	473	109	175,139	—	423
Distribution — Class R	—	—	115	—	—
Servicing — Class A	598	139	86,439	202	198
Servicing — Class C	158	36	58,380	—	141
Servicing — Class R	—	—	115	—	—
Administrative servicing — Class P	5	53	20,511	—	—
Distribution and/or servicing — Administrative Class	—	—	1,222	—	—
Sub-transfer agent — Class A	49	274	30,119	5,936	50
Sub-transfer agent — Class C	30	4	18,759	—	20
Sub-transfer agent — Class R	—	—	101	—	—
Sub-transfer agent — Institutional Class	—	—	55,383	1,493	348
Sub-transfer agent — Administrative Class	—	—	45	—	—
Custodian and accounting agent	114,652	42,350	47,144	82,984	39,631
Registration	35,904	36,155	42,029	17,089	28,384
Audit and tax services	18,511	21,183	38,259	22,298	27,058
Shareholder communications	5,585	8,220	43,096	5,608	5,132
Legal	5,487	5,725	16,810	5,535	5,975
Insurance	3,322	4,539	14,349	3,383	3,365
Transfer agent	3,287	4,767	19,406	2,338	2,824
Trustees	1,645	6,537	28,662	2,331	2,084
Line of credit commitment	364	1,518	6,488	576	494
Offering	—	—	—	—	—
Miscellaneous	2,650	3,619	17,952	2,440	7,681
Total Expenses	232,705	319,772	2,108,178	369,326	258,493
Less: Fee Waiver/Reimbursement from Investment Manager	(171,075)	(71,596)	—	(78,564)	(84,047)
Net Expenses	61,630	248,176	2,108,178	290,762	174,446
Net Investment Income	204,921	1,111,177	2,924,941	50,112	947,304

216	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$95,954	$140,203	$2,096,581	$186,123	$—	$252,122	$3,970,837
—	—	—	9,559	—	—	—
70	94	887,786	175,315	564,918	702	13,844
—	8,418	—	—	—	—	—
10	10	10	20	2,198	10	10
96,034	148,725	2,984,377	371,017	567,116	252,834	3,984,691

69,097	37,279	998,785	63,923	65,482	113,591	3,132,208
—	220	5,394	68	—	—	340,773
—	—	182	—	—	—	—
263	1,486	3,078	104	—	572	241,188
—	73	1,798	23	—	—	113,591
—	—	182	—	—	—	—
—	—	6,579	—	—	14	83,076
—	—	29	—	—	—	—
5,987	506	1,291	—	—	5,936	82,782
—	20	425	4	—	—	45,578
—	—	158	—	—	—	—
727	1,657	4,627	298	—	2,144	44,586
—	—	—	—	—	—	—
80,576	96,668	206,259	41,763	35,719	37,973	137,432
16,900	28,047	48,181	28,815	5,451	23,257	36,332
24,276	19,010	16,489	19,045	26,337	18,515	26,400
5,172	5,341	13,399	5,568	5,975	5,920	64,983
5,269	4,897	16,393	11,236	6,734	5,060	18,264
2,879	2,760	6,579	2,948	3,017	3,131	10,650
1,447	2,310	9,129	2,405	1,418	1,889	29,913
657	458	14,688	903	1,122	1,432	33,344
153	107	3,603	217	273	341	8,173
—	—	—	—	56,246	—	—
3,074	2,368	9,065	5,753	2,717	2,215	9,935
216,477	203,207	1,366,313	183,073	210,491	221,990	4,459,208
(129,504)	(156,993)	(346,046)	(106,461)	(133,228)	(101,774)	(725,354)
86,973	46,214	1,020,267	76,612	77,263	120,216	3,733,854
9,061	102,511	1,964,110	294,405	489,853	132,618	250,837

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	217

Statements of Operations (cont’d)

Six Months ended March 31, 2018 (Unaudited)

	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$1,135,677	$3,098,704	$37,764,482	$2,849,699	$161,759
Investments in Affiliates	—	—	—	—	—
Futures contracts	—	10,307	—	—	21,019
Options written	—	—	—	—	—
Forward foreign currency contracts	(846)	—	—	23,470	(79,744)
Foreign currency transactions	3,547	(324)	—	(24,252)	12,955
Net capital gain distributions received from underlying Affiliated funds	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(436,661)	2,834,111	(11,179,857)	750,905	(1,015,792)
Investments in Affiliates	—	—	—	—	—
Futures contracts	—	7,648	—	—	—
Options written	—	—	—	—	—
Forward foreign currency contracts	(11)	—	—	(144)	19,912
Foreign currency transactions	1,711	(711)	—	3,802	(4,103)
Net realized and change in unrealized gain (loss)	703,417	5,949,735	26,584,625	3,603,480	(883,994)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$908,338	$7,060,912	$29,509,566	$3,653,592	$63,310
* Foreign withholding taxes	$27,569	$6,145	$—	$48,885	$2,932

218	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$1,027,528	$138,725	$2,362,093	$372,235	$76,440	$374,440	$10,634,082
—	—	—	73,598	—	—	—
—	—	1,779,101	(483,462)	9,664	—	—
—	—	—	(98,111)	—	—	—
5,469	—	2,224	(86,636)	(325,906)	1,534	(107,376)
(17,473)	(2,687)	29,934	24,369	18,907	(1,245)	(112,057)
—	—	—	780	—	—	—

(149,899)	(334,252)	(771,971)	(542,662)	(361,293)	752,592	(7,642,927)
—	—	—	(30,305)	—	—	—
—	—	(868,478)	161,458	(2,032)	—	—
—	—	—	(2,625)	—	—	—
—	(6)	—	(75,738)	100,392	—	(1,136)
1,457	(4,264)	(4,909)	(1,083)	(5,618)	229	13,374
867,082	(202,484)	2,527,994	(688,182)	(489,446)	1,127,550	2,783,960
$876,143	$(99,973)	$4,492,104	$(393,777)	$407	$1,260,168	$3,034,797
$12,184	$13,306	$100,425	$8,028	$—	$12,418	$194,377

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	219

Statements of Operations (cont’d)

Period or Six Months ended March 31, 2018 (Unaudited)

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Investment Income:
Interest	$7,168,557	$175	$6,134	$459	$3,484
Dividends, net of foreign withholding taxes*	—	80,581	701,151	32,797	988,019
Miscellaneous	9,063	10	10	10	10
Total Investment Income	7,177,620	80,766	707,295	33,266	991,513
Expenses:
Investment management	574,406	68,675	872,847	196,130	427,372
Distribution — Class C	40,816	—	12,097	—	2,892
Distribution — Class R	1,137	—	373	—	—
Servicing — Class A	56,719	195	9,555	3,489	42,259
Servicing — Class C	13,605	—	4,032	—	964
Servicing — Class R	1,137	—	373	—	—
Administrative servicing — Class P	6,222	—	14,815	717	9,540
Distribution and/or servicing — Administrative Class	1,505	—	—	—	—
Sub-transfer agent — Class A	44,912	13	7,597	1,388	7,273
Sub-transfer agent — Class C	4,897	—	950	—	208
Sub-transfer agent — Class R	2,101	—	133	—	—
Sub-transfer agent — Institutional Class	65,124	166	16,760	13,723	5,606
Registration	40,310	16,040	39,975	21,631	31,988
Custodian and accounting agent	39,286	43,065	114,743	30,392	258,147
Audit and tax services	26,582	18,901	21,042	19,201	35,700
Shareholder communications	21,800	5,669	9,162	5,534	9,249
Trustees	15,360	1,277	8,122	1,755	3,096
Transfer agent	15,139	1,534	9,024	3,264	3,430
Legal	11,557	5,318	9,487	4,283	5,915
Insurance	6,564	3,184	4,737	3,260	3,363
Line of credit commitment	3,228	270	2,025	400	962
Excise tax	—	—	—	—	—
Organizational	—	—	—	—	—
Offering	—	—	—	—	—
Recoupment	—	—	—	—	—
Miscellaneous	8,235	1,553	5,537	1,993	2,327
Total Expenses	1,000,642	165,860	1,163,386	307,160	850,291
Less: Fee Waiver/Reimbursement from Investment Manager	—	(86,908)	(207,005)	(63,999)	(345,900)
Net Expenses	1,000,642	78,952	956,381	243,161	504,391
Net Investment Income (Loss)	6,176,978	1,814	(249,086)	(209,895)	487,122

†	The Fund’s financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund, Ltd., which is a wholly-owned subsidiary of the Fund. See Note 14.
(1)	Commencement of operations was December 18, 2017. Information represents the period from December 18, 2017 through March 31, 2018.
(2)	Commencement of operations was December 27, 2017. Information represents the period from December 27, 2017 through March 31, 2018.

220	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI PerformanceFee Managed Futures Strategy †(1)	AllianzGI PerformanceFee Structured US Equity (1)	AllianzGI PerformanceFee Structured US Fixed Income (1)	AllianzGI Real Estate Debt (2)	AllianzGI Short Duration High Income	AllianzGI Structured Return

$74	$60,719	$159	$139	$56,491	$32,459,440	$69,285
45,602	10,435	230,906	117,244	—	—	4,434,948
10	10	133	67	10	687	19,481
45,686	71,164	231,198	117,450	56,501	32,460,127	4,523,714

18,373	31,954	42,791	20,821	11,622	3,284,350	1,738,590
1,389	—	—	—	—	180,976	66,229
—	—	—	—	—	—	—
1,749	—	—	—	—	265,036	170,797
463	—	—	—	—	180,976	22,077
—	—	—	—	—	—	—
14	—	—	—	—	228,344	48,620
—	—	—	—	—	—	—
6,195	—	—	—	—	74,658	55,289
687	—	—	—	—	46,093	7,602
—	—	—	—	—	—	—
365	—	—	—	—	101,232	59,577
34,392	887	887	887	2,276	64,924	53,570
48,523	28,949	28,248	28,248	20,855	84,837	65,641
16,437	18,430	13,707	13,013	17,011	19,769	18,044
4,541	4,355	3,380	3,380	3,700	78,624	45,425
262	4,527	790	790	323	83,678	27,699
2,651	1,164	1,171	1,172	1,462	59,586	31,038
4,263	4,268	4,268	4,268	2,341	41,900	37,899
2,735	—	—	—	—	24,143	9,262
57	—	—	—	—	19,559	7,024
—	378	4,419	243	—	—	—
—	165,000	77,500	77,500	75,000	—	—
—	16,390	16,390	16,390	11,845	—	—
—	—	—	—	—	—	1,437
2,490	4,073	2,807	2,722	2,060	20,561	6,333
145,586	280,375	196,358	169,434	148,495	4,859,246	2,472,153
(119,973)	(276,114)	(191,844)	(169,168)	(133,513)	—	(116,556)
25,613	4,261	4,514	266	14,982	4,859,246	2,355,597
20,073	66,903	226,684	117,184	41,519	27,600,881	2,168,117

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	221

Statements of Operations (cont’d)

Period or Six Months ended March 31, 2018 (Unaudited)

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$3,092,105	$175,123	$8,391,803	$2,819,951	$2,106,744
Futures contracts	—	—	—	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Forward foreign currency contracts	—	(1,245)	57,243	—	16,427
Foreign currency transactions	—	2,509	(86,010)	—	(117,554)
Net change in unrealized appreciation/depreciation of:
Investments	(13,010,990)	923,247	8,712,393	(2,437,357)	4,106,569
Futures contracts	—	—	—	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Forward foreign currency contracts	—	69	2,539	—	362
Foreign currency transactions	—	614	6,254	—	2,851
Net realized and change in unrealized gain (loss)	(9,918,885)	1,100,317	17,084,222	382,594	6,115,399
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(3,741,907)	$1,102,131	$16,835,136	$172,699	$6,602,521
* Foreign withholding taxes	$—	$9,450	$64,122	$—	$134,081

†	The Fund’s financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund, Ltd., which is a wholly-owned subsidiary of the Fund. See Note 14.
(1)	Commencement of operations was December 18, 2017. Information represents the period from December 18, 2017 through March 31, 2018.
(2)	Commencement of operations was December 27, 2017. Information represents the period from December 27, 2017 through March 31, 2018.

222	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI PerformanceFee Managed Futures Strategy †(1)	AllianzGI PerformanceFee Structured US Equity (1)	AllianzGI PerformanceFee Structured US Fixed Income (1)	AllianzGI Real Estate Debt (2)	AllianzGI Short Duration High Income	AllianzGI Structured Return

$222,112	$(42,065)	$(388,340)	$(230,545)	$5,695	$4,329,505	$70,764,064
—	(488,493)	—	—	—	—	207,276
—	—	72,829	81,724	—	—	(61,987,567)
—	8,313	—	—	—	—	—
(53)	—	—	—	(72,898)	—	—
(272)	8,060	—	—	7,301	—	—

(132,127)	(7,930)	(603,115)	(462,481)	45,158	(23,492,169)	(24,912,869)
—	(27,095)	—	—	(2,734)	—	—
—	—	89,780	38,588	—	—	4,975,449
—	(28,066)	—	—	—	—	—
(1,186)	—	—	—	4,549	—	—
891	809	—	—	251	—	—
89,365	(576,467)	(828,846)	(572,714)	(12,678)	(19,162,664)	(10,953,647)
$109,438	$(509,564)	$(602,162)	$(455,530)	$28,841	$8,438,217	$(8,785,530)
$4,561	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	223

Statements of Operations (cont’d)

Six Months ended March 31, 2018 (Unaudited)

	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Investment Income:
Dividends	$22,495	$34,704
Interest	3	515
Miscellaneous	45	10
Total Investment Income	22,543	35,229
Expenses:
Investment management	9,006	260,703
Distribution — Class C	1,060	—
Servicing — Class A	697	13,818
Servicing — Class C	353	—
Administrative servicing — Class P	2	1,923
Sub-transfer agent — Class A	5,934	10,994
Sub-transfer agent — Class C	114	—
Sub-transfer agent — Institutional Class	878	9,968
Custodian and accounting agent	29,910	32,999
Registration	27,996	22,437
Audit and tax services	15,392	19,201
Legal	8,430	5,470
Shareholder communications	4,442	7,767
Insurance	2,691	3,345
Transfer agent	2,034	4,328
Trustees	177	1,988
Line of credit commitment	33	453
Excise tax	—	2,013
Miscellaneous	2,386	2,359
Total Expenses	111,535	399,766
Less: Fee Waiver/Reimbursement from Investment Manager	(96,504)	(53,819)
Net Expenses	15,031	345,947
Net Investment Income (Loss)	7,512	(310,718)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	134,583	3,152,444
Options written	(204,130)	—
Net change in unrealized appreciation/depreciation of:
Investments	90,133	(3,152,320)
Options written	(9,103)	—
Net realized and change in unrealized gain	11,483	124
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$18,995	$(310,594)

224	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	225

Statements of Changes in Net Assets

	AllianzGI Retirement 2020		AllianzGI Retirement 2025

	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$818,278	$677,592	$1,055,491	$514,767
Net realized gain	1,346,149	1,528,270	2,454,028	2,385,481
Net change in unrealized appreciation/depreciation	(1,654,693)	2,525,980	(2,187,948)	4,005,924
Net increase in net assets resulting from investment operations	509,734	4,731,842	1,321,571	6,906,172
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(429,547)	(314,038)	(265,118)	(122,193)
Class C	(9,782)	(8,548)	—	—
Class R	(2,388)	(9,351)	(5,956)	(18,282)
Class P	(689,953)	(724,018)	(1,319,540)	(951,555)
Class R6	(642,466)	(368,801)	(748,472)	(348,228)
Administrative Class	(21,720)	(14,448)	(8,971)	(12,039)
Net realized capital gains:
Class A	—	—	(93,182)	(5,755)
Class C	—	—	—	—
Class R	—	—	(2,604)	(754)
Class P	—	—	(426,716)	(30,725)
Class R6	—	—	(240,362)	(10,972)
Administrative Class	—	—	(3,437)	(496)
Total dividends and distributions to shareholders	(1,795,856)	(1,439,204)	(3,114,358)	(1,500,999)
Fund Share Transactions:
Net proceeds from the sale of shares	5,693,450	13,960,071	5,245,503	17,262,317
Issued in reinvestment of dividends and distributions	1,786,940	1,435,552	3,071,244	1,486,604
Cost of shares redeemed	(9,901,651)	(19,103,594)	(8,563,818)	(13,632,799)
Net increase (decrease) from Fund share transactions	(2,421,261)	(3,707,971)	(247,071)	5,116,122
Total increase (decrease) in net assets	(3,707,383)	(415,333)	(2,039,858)	10,521,295
Net Assets:
Beginning of period	52,886,534	53,301,867	65,772,720	55,251,425
End of period*	$49,179,151	$52,886,534	$63,732,862	$65,772,720
* Including undistributed (dividends in excess of) net investment income of:	$(701,829)	$275,749	$(1,192,006)	$100,560

226	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2030		AllianzGI Retirement 2035		AllianzGI Retirement 2040

Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017

$1,324,913	$420,535	$1,263,971	$458,050	$1,318,069	$469,488
3,403,282	2,619,216	3,566,868	1,847,947	3,920,946	1,400,334
(2,864,840)	5,993,521	(3,093,544)	5,872,838	(3,399,246)	6,096,844
1,863,355	9,033,272	1,737,295	8,178,835	1,839,769	7,966,666

(376,946)	(128,753)	(411,856)	(167,435)	(325,293)	(72,361)
(25,448)	(9,739)	—	—	(6,454)	(1,802)
(16,572)	(42,799)	(29,228)	(30,051)	(17,560)	(33,676)
(1,570,040)	(812,248)	(1,627,325)	(734,209)	(1,347,233)	(547,161)
(1,034,346)	(420,128)	(809,649)	(241,355)	(1,298,750)	(408,413)
(17,872)	(25,169)	(11,447)	(14,178)	(22,531)	(7,153)

(138,007)	(27,656)	(111,637)	(43,348)	(56,377)	(72,948)
(11,486)	(2,597)	—	—	(1,296)	(2,318)
(7,361)	(8,838)	(8,810)	(8,219)	(3,589)	(30,988)
(537,211)	(126,596)	(415,098)	(149,417)	(222,482)	(388,536)
(351,127)	(63,529)	(202,496)	(46,996)	(210,722)	(280,126)
(7,203)	(4,716)	(3,486)	(3,283)	(3,880)	(6,053)
(4,093,619)	(1,672,768)	(3,631,032)	(1,438,491)	(3,516,167)	(1,851,535)

7,589,354	19,651,781	5,680,087	14,086,259	4,575,369	15,052,248
4,047,095	1,653,530	3,582,038	1,421,045	3,407,291	1,838,433
(8,889,244)	(17,363,253)	(5,772,128)	(14,404,979)	(7,523,923)	(10,458,454)
2,747,205	3,942,058	3,489,997	1,102,325	458,737	6,432,227
516,941	11,302,562	1,596,260	7,842,669	(1,217,661)	12,547,358

73,403,006	62,100,444	58,489,018	50,646,349	55,241,855	42,694,497
$73,919,947	$73,403,006	$60,085,278	$58,489,018	$54,024,194	$55,241,855
$(1,733,354)	$(17,043)	$(1,666,434)	$(40,900)	$(1,750,865)	$(51,113)

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	227

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2045		AllianzGI Retirement 2050

	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$856,852	$294,229	$856,319	$292,375
Net realized gain (loss)	2,580,197	884,214	2,610,606	737,298
Net change in unrealized appreciation/depreciation	(2,281,881)	3,865,175	(2,328,859)	3,915,169
Net increase (decrease) in net assets resulting from investment operations	1,155,168	5,043,618	1,138,066	4,944,842
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(254,165)	(66,804)	(176,735)	(38,744)
Class C	—	—	(8,975)	(2,598)
Class R	(10,769)	(13,061)	(4,528)	(16,335)
Class P	(904,187)	(339,225)	(727,423)	(288,099)
Institutional Class	—	—	—	—
Class R6	(765,942)	(221,167)	(993,958)	(298,199)
Administrative Class	(30,818)	(13,206)	(47,281)	(15,717)
Net realized capital gains:
Class A	(33,656)	(106,108)	(28,008)	(48,414)
Class C	—	—	(1,614)	(4,166)
Class R	(1,567)	(19,230)	(900)	(21,175)
Class P	(113,942)	(390,158)	(108,978)	(291,835)
Institutional Class	—	—	—	—
Class R6	(94,904)	(243,478)	(146,497)	(291,783)
Administrative Class	(4,100)	(15,955)	(7,361)	(17,726)
Total dividends and distributions to shareholders	(2,214,050)	(1,428,392)	(2,252,258)	(1,334,791)
Fund Share Transactions:
Net proceeds from the sale of shares	3,680,233	9,936,787	4,413,298	10,942,394
Issued in reinvestment of dividends and distributions	2,198,799	1,426,631	2,245,722	1,332,075
Cost of shares redeemed	(3,761,917)	(6,681,204)	(3,841,677)	(6,977,683)
Net increase (decrease) from Fund share transactions	2,117,115	4,682,214	2,817,343	5,296,786
Total increase (decrease) in net assets	1,058,233	8,297,440	1,703,151	8,906,837
Net Assets:
Beginning of period	33,717,332	25,419,892	32,616,712	23,709,875
End of period*	$34,775,565	$33,717,332	$34,319,863	$32,616,712
* Including undistributed (dividends in excess of) net investment income of:	$(1,147,359)	$(38,330)	$(1,139,269)	$(36,688)

228	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2055		AllianzGI Multi Asset Income		AllianzGI Global Allocation

Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017

$412,047	$99,776	$1,299,059	$2,731,650	$7,363,009	$8,696,193
1,229,557	357,084	(398,278)	1,085,399	22,562,786	23,385,340
(1,126,654)	1,557,701	(1,594,826)	(459,088)	(22,899,250)	19,235,026
514,950	2,014,561	(694,045)	3,357,961	7,026,545	51,316,559

(120,244)	(20,979)	(329,359)	(464,817)	(1,975,707)	(814,701)
—	—	(98,256)	(109,153)	(1,113,566)	(342,699)
(4,957)	(6,391)	(3,581)	(8,919)	(1,145)	(362)
(381,688)	(91,959)	(463,836)	(802,502)	(166,705)	(66,393)
—	—	(193)	—	(211,167)	(1,517,436)
(420,410)	(79,203)	(674,992)	(1,059,163)	(12,431,160)	(8,106,799)
(20,338)	(6,244)	(44,138)	(64,921)	(1,133)	(499)

(12,344)	(23,081)	(132,625)	(51,561)	(2,428,368)	—
—	—	(44,503)	(16,672)	(1,816,068)	—
(583)	(7,752)	(1,491)	(2,534)	(1,420)	—
(37,447)	(84,131)	(180,106)	(86,955)	(187,713)	—
—	—	—	—	(367,350)	—
(40,646)	(70,689)	(259,862)	(96,314)	(14,074,804)	—
(2,098)	(6,450)	(19,159)	(4,003)	(1,361)	—
(1,040,755)	(396,879)	(2,252,101)	(2,767,514)	(34,777,667)	(10,848,889)

4,414,017	7,237,690	5,684,790	13,306,288	131,234,910	125,983,370
1,036,298	395,033	2,225,016	2,736,065	33,440,281	10,623,150
(2,043,515)	(2,665,826)	(7,945,991)	(17,509,593)	(136,906,413)	(314,160,178)
3,406,800	4,966,897	(36,185)	(1,467,240)	27,768,778	(177,553,658)
2,880,995	6,584,579	(2,982,331)	(876,793)	17,656	(137,085,988)

14,707,326	8,122,747	50,213,305	51,090,098	356,579,263	493,665,251
$17,588,321	$14,707,326	$47,230,974	$50,213,305	$356,596,919	$356,579,263
$(551,720)	$(16,130)	$57,317	$372,613	$(8,197,783)	$339,791

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	229

Statements of Changes in Net Assets (cont’d)

	AllianzGI Best Styles Emerging Markets Equity		AllianzGI Best Styles Global Equity

	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$19,259	$124,266	$4,962,670	$15,589,126
Net realized gain	612,823	758,254	32,515,828	61,691,991
Net change in unrealized appreciation/depreciation	60,488	405,955	(18,063,183)	62,269,728
Net increase in net assets resulting from investment operations	692,570	1,288,475	19,415,315	139,550,845
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,065)	(652)	(47,878)	— #
Class C	(728)	(747)	(1,723)	(119)
Class R	—	—	—	—
Class P	(742)	(580)	(98,193)	(44,546)
Institutional Class	(1,450)	(590)	(84,016)	(36,578)
Class R6	(137,439)	(307,036)	(20,163,132)	(11,674,739)
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	—	—	(146,104)	(8,143)
Class C	—	—	(5,864)	(64)
Class R	—	—	—	—
Class P	—	—	(294,525)	(18,098)
Institutional Class	—	—	(240,948)	(13,368)
Class R6	—	—	(59,212,379)	(4,047,266)
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(143,424)	(309,605)	(80,294,762)	(15,842,921)
Fund Share Transactions:
Net proceeds from the sale of shares	789,258	1,004,077	88,250,311	241,623,115
Issued in reinvestment of dividends and distributions	143,204	309,605	80,186,951	15,823,164
Cost of shares redeemed	(1,819,469)	(7,583,407)	(87,410,696)	(381,516,959)
Net increase (decrease) from Fund share transactions	(887,007)	(6,269,725)	81,026,566	(124,070,680)
Total increase (decrease) in net assets	(337,861)	(5,290,855)	20,147,119	(362,756)
Net Assets:
Beginning of period	7,194,969	12,485,824	601,211,412	601,574,168
End of period*	$6,857,108	$7,194,969	$621,358,531	$601,211,412
* Including undistributed (dividends in excess of) net investment income of:	$(22,060)	$102,105	$215,187	$15,647,459

#	Actual amount rounds to less than $1.

230	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles International Equity		AllianzGI Best Styles U.S. Equity		AllianzGI Convertible

Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017

$204,921	$831,211	$1,111,177	$1,972,846	$2,924,941	$16,495,219
1,138,378	1,114,879	3,108,687	6,912,312	37,764,482	225,191,544
(434,961)	4,666,207	2,841,048	12,166,518	(11,179,857)	(99,079,360)
908,338	6,612,297	7,060,912	21,051,676	29,509,566	142,607,403

(19,333)	(1,126)	(695)	(7,605)	(2,310,876)	(3,826,287)
(4,603)	(1,403)	(477)	(148)	(1,311,553)	(1,127,814)
—	—	—	—	(20)	(16,881)
(5,511)	(898)	(9,438)	(820)	(3,394,622)	(2,494,302)
(4,124)	(3,340)	(2,215)	(1,298)	(9,421,131)	(27,101,588)
(1,061,586)	(2,758,648)	(2,170,496)	(1,625,434)	—	—
—	—	—	—	(34,024)	(38,602)

—	—	(4,673)	—	(10,075,757)	—
—	—	(1,495)	—	(6,889,990)	—
—	—	—	—	(13,642)	—
—	—	(21,694)	—	(11,775,650)	—
—	—	(5,451)	—	(41,936,097)	—
—	—	(5,229,407)	—	—	—
—	—	—	—	(136,134)	—
(1,095,157)	(2,765,415)	(7,446,041)	(1,635,305)	(87,299,496)	(34,605,474)

2,966,698	6,699,316	10,847,604	68,128,385	44,787,355	68,306,058
1,094,713	2,765,415	7,445,631	1,634,905	81,944,701	17,841,764
(3,739,945)	(57,968,959)	(5,363,805)	(76,517,718)	(126,524,932)	(1,172,762,231)
321,466	(48,504,228)	12,929,430	(6,754,428)	207,124	(1,086,614,409)
134,647	(44,657,346)	12,544,301	12,661,943	(57,582,806)	(978,612,480)

26,504,123	71,161,469	113,736,838	101,074,895	529,968,636	1,508,581,116
$26,638,770	$26,504,123	$126,281,139	$113,736,838	$472,385,830	$529,968,636
$(41,942)	$848,294	$593,335	$1,665,479	$(899,082)	$12,648,203

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	231

Statements of Changes in Net Assets (cont’d)

	AllianzGI Emerging Markets Consumer		AllianzGI Emerging Markets Debt

	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$50,112	$617,137	$947,304	$2,205,009
Net realized gain (loss)	2,848,917	2,951,588	115,989	1,722,429
Net change in unrealized appreciation/depreciation	754,563	2,781,594	(999,983)	(1,398,893)
Net increase (decrease) in net assets resulting from investment operations	3,653,592	6,350,319	63,310	2,528,545
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,687)	(441)	(3,710)	(7,943)
Class C	—	—	(1,701)	(5,583)
Class R	—	—	—	—
Class P	—	—	(304)	(725)
Institutional Class	(615,766)	(458,572)	(919,457)	(2,628,852)
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	(6,222)	—	(1,002)	(139)
Class C	—	—	(797)	(114)
Class R	—	—	—	—
Class P	—	—	(82)	(12)
Institutional Class	(1,582,936)	—	(266,499)	(36,925)
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(2,207,611)	(459,013)	(1,193,552)	(2,680,293)
Fund Share Transactions:
Net proceeds from the sale of shares	11,039,590	9,259,598	3,053,171	5,965,805
Issued in reinvestment of dividends and distributions	1,373,524	306,003	1,193,066	2,679,340
Cost of shares redeemed	(5,726,199)	(16,493,497)	(6,889,075)	(15,528,516)
Net increase (decrease) from Fund share transactions	6,686,915	(6,927,896)	(2,642,838)	(6,883,371)
Total increase (decrease) in net assets	8,132,896	(1,036,590)	(3,773,080)	(7,035,119)
Net Assets:
Beginning of period	43,641,642	44,678,232	36,577,826	43,612,945
End of period*	$51,774,538	$43,641,642	$32,804,746	$36,577,826
* Including undistributed (dividends in excess of) net investment income of:	$20,947	$589,288	$(110,642)	$(132,774)

#	Actual amount rounds to less than $1.

232	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap		AllianzGI Europe Equity Dividend		AllianzGI Global Dynamic Allocation

Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017

$9,061	$186,581	$102,511	$251,344	$1,964,110	$3,697,905
1,015,524	1,743,176	136,038	(33,022)	4,173,352	9,548,039
(148,442)	614,855	(338,522)	933,032	(1,645,358)	18,097,162
876,143	2,544,612	(99,973)	1,151,354	4,492,104	31,343,106

(9,888)	— #	(26,604)	(24,388)	(24,659)	(2)
—	—	(809)	(1,227)	(14,067)	(2)
—	—	—	—	(1,182)	— #
—	—	(3,278)	(1,844)	(196,920)	(58,830)
(467,711)	(364,501)	(174,800)	(222,697)	(505,218)	(21,336)
—	—	—	—	(3,914,489)	(887,497)
—	—	—	—	(309)	— #

(5,443)	—	—	—	(84,389)	—
—	—	—	—	(51,999)	—
—	—	—	—	(5,028)	—
—	—	—	—	(445,085)	—
(290,538)	—	—	—	(1,127,734)	—
—	—	—	—	(8,240,789)	—
—	—	—	—	(790)	—
(773,580)	(364,501)	(205,491)	(250,156)	(14,612,658)	(967,667)

1,082,354	1,310,369	487,423	5,123,521	16,225,906	248,412,748
773,580	364,501	205,491	250,156	14,610,041	967,667
(2,252,089)	(5,834,176)	(2,395,607)	(2,285,342)	(20,938,887)	(53,095,861)
(396,155)	(4,159,306)	(1,702,693)	3,088,335	9,897,060	196,284,554
(293,592)	(1,979,195)	(2,008,157)	3,989,533	(223,494)	226,659,993

11,455,115	13,434,310	10,336,645	6,347,112	280,003,186	53,343,193
$11,161,523	$11,455,115	$8,328,488	$10,336,645	$279,779,692	$280,003,186
$(134,933)	$333,605	$14	$102,994	$450,379	$3,143,113

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	233

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Fundamental Strategy		AllianzGI Global High Yield

	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Period from 5/3/2017** through September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$294,405	$379,654	$489,853	$360,997
Net realized gain (loss)	(197,227)	291,985	(220,895)	(224,870)
Net change in unrealized appreciation/depreciation	(490,955)	533,098	(268,551)	459,540
Net increase (decrease) in net assets resulting from investment operations	(393,777)	1,204,737	407	595,667
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(590)	(3,055)	—	—
Class C	(31)	(267)	—	—
Class R	—	—	—	—
Class P	(93)	(271)	(203)	(51)
Institutional Class	(146,618)	(365,717)	(445,413)	(117,951)
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	(1,784)	(1,806)	—	—
Class C	(385)	(182)	—	—
Class P	(251)	(146)	—	—
Institutional Class	(352,785)	(206,259)	—	—
Total dividends and distributions to shareholders	(502,537)	(577,703)	(445,616)	(118,002)
Fund Share Transactions:
Net proceeds from the sale of shares	418,974	188,345	649,537	1,029,723
Issued in reinvestment of dividends and distributions	502,537	577,703	445,616	118,002
Cost of shares redeemed	(124,686)	(319,255)	(37,323)	—
Net increase (decrease) from Fund share transactions	796,825	446,793	1,057,830	1,147,725
Total increase (decrease) in net assets	(99,489)	1,073,827	612,621	1,625,390
Net Assets:
Beginning of period	17,074,388	16,000,561	21,635,390	20,010,000
End of period*	$16,974,899	$17,074,388	$22,248,011	$21,635,390
* Including undistributed (dividends in excess of) net investment income of:	$(372,131)	$(519,204)	$140,758	$96,521

**	Commencement of operations.

234	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Global Sustainability		AllianzGI Global Water		AllianzGI High Yield Bond

Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017

$132,618	$278,971	$250,837	$3,968,672	$6,176,978	$18,226,931
374,729	664,724	10,414,649	16,185,686	3,092,105	1,718,603
752,821	2,748,428	(7,630,689)	28,457,574	(13,010,990)	5,111,712
1,260,168	3,692,123	3,034,797	48,611,932	(3,741,907)	25,057,246

(5,086)	(1,050)	(498,672)	(789,589)	(1,122,846)	(3,041,549)
—	—	(61)	(64)	(236,932)	(603,972)
—	—	—	—	(20,978)	(63,000)
(726)	(86)	(1,808,809)	(754,192)	(797,349)	(2,935,892)
(279,480)	(232,687)	(1,381,477)	(626,991)	(4,213,060)	(12,336,030)
—	—	—	—	(33,806)	(100,961)

(10,836)	(240)	(4,581,284)	(1,387,866)	—	—
—	—	(2,305,128)	(545,689)	—	—
(1,497)	(20)	(5,384,582)	(783,556)	—	—
(649,089)	(45,540)	(3,686,101)	(456,756)	—	—
(946,714)	(279,623)	(19,646,114)	(5,344,703)	(6,424,971)	(19,081,404)

1,434,862	6,773,635	99,547,105	277,825,094	36,779,208	170,359,810
946,714	279,623	15,686,646	4,160,836	5,958,977	18,212,460
(680,307)	(4,130,560)	(67,011,040)	(216,105,791)	(87,213,456)	(291,550,996)
1,701,269	2,922,698	48,222,711	65,880,139	(44,475,271)	(102,978,726)
2,014,723	6,335,198	31,611,394	109,147,368	(54,642,149)	(97,002,884)

27,081,337	20,746,139	633,042,226	523,894,858	263,738,852	360,741,736
$29,096,060	$27,081,337	$664,653,620	$633,042,226	$209,096,703	$263,738,852
$107,491	$260,165	$47,286	$3,485,468	$(1,081,593)	$(833,600)

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	235

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Growth		AllianzGI International Small-Cap

	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,814	$136,923	$(249,086)	$713,604
Net realized gain	176,387	2,290,578	8,363,036	6,210,831
Net change in unrealized appreciation/depreciation	923,930	3,097,495	8,721,186	18,195,669
Net increase in net assets resulting from investment operations	1,102,131	5,524,996	16,835,136	25,120,104
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,843)	(1)	(38,693)	(80,265)
Class C	—	—	(7,053)	(18,676)
Class R	—	—	(3,390)	(1,374)
Class P	—	—	(673,499)	(403,029)
Institutional Class	(113,272)	(29,197)	(814,972)	(225,723)
Class R6	—	—	(462,006)	(147,555)
Net realized capital gains:
Class A	(21,356)	—	(106,972)	—
Class C	—	—	(49,125)	—
Class R	—	—	(4,527)	—
Class P	—	—	(950,784)	—
Institutional Class	(2,191,171)	—	(1,011,463)	—
Class R6	—	—	(495,127)	—
Total dividends and distributions to shareholders	(2,328,642)	(29,198)	(4,617,611)	(876,622)
Fund Share Transactions:
Net proceeds from the sale of shares	1,755,278	381,263	44,216,926	62,753,688
Issued in reinvestment of dividends and distributions	2,328,642	29,198	4,554,911	846,217
Cost of shares redeemed	(1,394,783)	(15,688,736)	(21,789,377)	(38,748,657)
Net increase (decrease) from Fund share transactions	2,689,137	(15,278,275)	26,982,460	24,851,248
Total increase (decrease) in net assets	1,462,626	(9,782,477)	39,199,985	49,094,730
Net Assets:
Beginning of period	18,654,440	28,436,917	150,728,959	101,634,229
End of period*	$20,117,066	$18,654,440	$189,928,944	$150,728,959
* Including undistributed (dividends in excess of) net investment income of:	$(13,662)	$100,639	$(1,733,909)	$514,790

236	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap		AllianzGI NFJ Emerging Markets Value		AllianzGI NFJ International Small-Cap Value

Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017

$(209,895)	$(413,520)	$487,122	$833,737	$20,073	$82,270
2,819,951	4,445,191	2,005,617	2,010,346	221,787	190,218
(2,437,357)	1,839,617	4,109,782	3,462,798	(132,422)	274,913
172,699	5,871,288	6,602,521	6,306,881	109,438	547,401

—	—	(280,087)	(140,853)	(27,432)	(52,747)
—	—	(2)	(3,055)	(1)	(47,236)
—	—	—	—	—	—
—	—	(84,584)	(401,473)	(1,130)	(4,723)
—	—	(387,365)	(373,904)	(48,804)	(86,365)
—	—	—	—	(16,040)	(123,590)

(154,402)	(308,525)	(108,232)	—	—	—
—	—	(2,326)	—	—	—
—	—	—	—	—	—
(79,191)	(116,680)	(77,312)	—	—	—
(1,524,827)	(2,920,919)	(155,046)	—	—	—
—	—	—	—	—	—
(1,758,420)	(3,346,124)	(1,094,954)	(919,285)	(93,407)	(314,661)

2,712,207	6,704,989	93,512,686	79,864,675	620,196	1,304,594
1,752,466	3,336,639	1,091,984	919,174	92,630	313,688
(9,915,895)	(15,428,523)	(20,076,526)	(29,037,849)	(1,224,746)	(9,209,506)
(5,451,222)	(5,386,895)	74,528,144	51,746,000	(511,920)	(7,591,224)
(7,036,943)	(2,861,731)	80,035,711	57,133,596	(495,889)	(7,358,484)

32,583,099	35,444,830	65,896,336	8,762,740	4,591,657	11,950,141
$25,546,156	$32,583,099	$145,932,047	$65,896,336	$4,095,768	$4,591,657
$(530,234)	$(320,339)	$(77,856)	$187,060	$(27,394)	$45,940

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	237

Statements of Changes in Net Assets (cont’d)

	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity

	Period from December 18, 2017** through March 31, 2018 (Unaudited)	Period from December 18, 2017** through March 31, 2018 (Unaudited)
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$66,903	$226,684
Net realized gain (loss)	(514,185)	(315,511)
Net change in unrealized appreciation/depreciation	(62,282)	(513,335)
Net increase (decrease) in net assets resulting from investment operations	(509,564)	(602,162)
Dividends to Shareholders from:
Net investment income:
Class A	—	—
Class C	—	—
Class P	—	—
Institutional Class	—	—
Class R6	—	—
Total dividends to shareholders	—	—
Fund Share Transactions:
Net proceeds from the sale of shares	15,748,304	325,332
Issued in reinvestment of dividends	—	—
Cost of shares redeemed	—	—
Net increase (decrease) from Fund share transactions	15,748,304	325,332
Total increase (decrease) in net assets	15,238,740	(276,830)
Net Assets:
Beginning of period	50,000	25,000,000
End of period*	$15,288,740	$24,723,170
* Including undistributed (dividends in excess of) net investment income of:	$66,903	$226,684

†	The Fund’s financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund, Ltd., which is a wholly-owned subsidiary of the Fund. See Note 14.
**	Commencement of operations.

238	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Real Estate Debt	AllianzGI Short Duration High Income

Period from December 18, 2017** through March 31, 2018 (Unaudited)	Period from December 27, 2017** through March 31, 2018 (Unaudited)	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017

$117,184	$41,519	$27,600,881	$64,867,227
(148,821)	(59,902)	4,329,505	2,643,778
(423,893)	47,224	(23,492,169)	2,238,404
(455,530)	28,841	8,438,217	69,749,409

—	—	(4,983,758)	(10,760,253)
—	—	(3,239,990)	(6,804,346)
—	(41)	(11,069,346)	(36,952,063)
—	(43,961)	(12,531,101)	(23,289,155)
—	—	(1,390,486)	(2,094,252)
—	(44,002)	(33,214,681)	(79,900,069)

49,559	47,925	274,512,230	1,246,095,121
—	44,002	28,945,363	70,636,506
—	—	(753,651,044)	(963,151,673)
49,559	91,927	(450,193,451)	353,579,954
(405,971)	76,766	(474,969,915)	343,429,294

25,000,000	10,010,000	1,676,947,953	1,333,518,659
$24,594,029	$10,086,766	$1,201,978,038	$1,676,947,953
$117,184	$(2,483)	$(13,227,232)	$(7,613,432)

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	239

Statements of Changes in Net Assets (cont’d)

	AllianzGI Structured Return		AllianzGI U.S. Equity Hedged

	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017	Six Months ended March 31, 2018 (Unaudited)	Year ended September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,168,117	$3,156,737	$7,512	$31,993
Net realized gain (loss)	8,983,773	13,597,189	(69,547)	82,203
Net change in unrealized appreciation/depreciation	(19,937,420)	4,469,662	81,030	339,772
Net increase (decrease) in net assets resulting from investment operations	(8,785,530)	21,223,588	18,995	453,968
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(905,338)	(451,149)	(8,868)	(8,563)
Class C	(11)	(9)	(3,555)	(2,502)
Class P	(1,388,484)	(255,992)	(409)	(428)
Institutional Class	(2,212,374)	(445,419)	(19,371)	(46,862)
Class R6	(264,046)	(430,190)	—	—
Net realized capital gains:
Class A	(4,555,468)	(2,431,302)	—	—
Class C	(575,053)	(318,922)	—	—
Class P	(4,777,171)	(667,014)	—	—
Institutional Class	(7,439,086)	(2,447,379)	—	—
Class R6	(1,103,918)	(836,738)	—	—
Total dividends and distributions to shareholders	(23,220,949)	(8,284,114)	(32,203)	(58,355)
Fund Share Transactions:
Net proceeds from the sale of shares	213,740,493	403,391,041	339,891	390,793
Issued in reinvestment of dividends and distributions	23,050,742	8,240,525	32,203	58,355
Cost of shares redeemed	(127,565,416)	(172,783,052)	(588,313)	(3,912,329)
Net increase (decrease) from Fund share transactions	109,225,819	238,848,514	(216,219)	(3,463,181)
Total increase (decrease) in net assets	77,219,340	251,787,988	(229,427)	(3,067,568)
Net Assets:
Beginning of period	528,121,267	276,333,279	2,584,068	5,651,636
End of period*	$605,340,607	$528,121,267	$2,354,641	$2,584,068
* Including undistributed (dividends in excess of) net investment income of:	$400,948	$3,003,084	$6,875	$31,566

240	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

AllianzGI Ultra Micro Cap

Six Months ended March 31, 2018 (unaudited)	Year ended September 30, 2017

$(310,718)	$(730,174)
3,152,444	8,438,404
(3,152,320)	(1,019,739)
(310,594)	6,688,491

—	—
—	—
—	—
—	—
—	—

(2,712,561)	(1,391,792)
—	—
(922,434)	(447,225)
(4,891,933)	(1,792,480)
—	—
(8,526,928)	(3,631,497)

4,001,333	6,945,592
8,438,235	3,563,191
(8,994,110)	(23,708,498)
3,445,458	(13,199,715)
(5,392,064)	(10,142,721)

38,016,651	48,159,372
$32,624,587	$38,016,651
$(859,931)	$(549,213)

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	241

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
3/31/2018+	$20.42	$0.29	$(0.12)	$0.17	$(0.65)	$—
9/30/2017	19.20	0.20	1.48	1.68	(0.46)	—
9/30/2016	18.09	0.46	1.23	1.69	(0.58)	—
12/1/2014 - 9/30/2015#	19.72	0.46	(1.45)	(0.99)	(0.56)	(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
Class C
3/31/2018+	$20.27	$0.21	$(0.13)	$0.08	$(0.48)	$—
9/30/2017	19.10	0.05	1.50	1.55	(0.38)	—
9/30/2016	18.02	0.31	1.22	1.53	(0.45)	—
12/1/2014 - 9/30/2015#	19.60	0.36	(1.47)	(1.11)	(0.39)	(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
Class R
3/31/2018+	$20.09	$0.28	$(0.15)	$0.13	$(0.57)	$—
9/30/2017	19.21	0.32	0.94	1.26	(0.38)	—
9/30/2016	18.10	0.40	1.22	1.62	(0.51)	—
12/1/2014 - 9/30/2015#	19.70	0.39	(1.43)	(1.04)	(0.48)	(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
Class P
3/31/2018+	$20.62	$0.32	$(0.13)	$0.19	$(0.70)	$—
9/30/2017	19.41	0.28	1.48	1.76	(0.55)	—
9/30/2016	18.34	0.52	1.24	1.76	(0.69)	—
12/1/2014 - 9/30/2015#	19.98	0.46	(1.42)	(0.96)	(0.60)	(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
Class R6
3/31/2018+	$20.66	$0.33	$(0.13)	$0.20	$(0.72)	$—
9/30/2017	19.43	0.26	1.53	1.79	(0.56)	—
9/30/2016	18.37	0.54	1.23	1.77	(0.71)	—
12/1/2014 - 9/30/2015#	20.01	0.51	(1.45)	(0.94)	(0.62)	(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
Administrative Class
3/31/2018+	$20.56	$0.29	$(0.11)	$0.18	$(0.66)	$—
9/30/2017	19.28	0.24	1.47	1.71	(0.43)	—
9/30/2016	18.22	0.51	1.18	1.69	(0.63)	—
12/1/2014 - 9/30/2015#	19.84	0.87	(1.86)	(0.99)	(0.55)	(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

242	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.65)	$19.94	0.74%	$10,004	0.35	%(d)	0.60	%(d)	2.87	%(d)	12%
(0.46)	20.42	9.02	13,645	0.36		0.60		1.04		143
(0.58)	19.20	9.57	12,715	0.48		0.60		2.51		106
(0.64)	18.09	(5.13)	30,401	0.47	(d)(e)	0.62	(d)(e)	2.93	(d)(e)	144
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55

$(0.48)	$19.87	0.33%	$403	1.10	%(d)	1.35	%(d)	2.02	%(d)	12%
(0.38)	20.27	8.31	454	1.11		1.35		0.28		143
(0.45)	19.10	8.68	408	1.23		1.35		1.71		106
(0.47)	18.02	(5.72)	327	1.22	(d)(e)	1.37	(d)(e)	2.28	(d)(e)	144
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55

$(0.57)	$19.65	0.58%	$86	0.70	%(d)	0.85	%(d)	2.80	%(d)	12%
(0.38)	20.09	6.70	43	0.71		0.86		1.71		143
(0.51)	19.21	9.12	649	0.83		0.85		2.18		106
(0.56)	18.10	(5.39)	1,043	0.82	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	144
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55

$(0.70)	$20.11	0.87%	$20,629	0.05	%(d)	0.20	%(d)	3.13	%(d)	12%
(0.55)	20.62	9.37	20,137	0.06		0.20		1.42		143
(0.69)	19.41	9.88	25,879	0.18		0.20		2.82		106
(0.68)	18.34	(4.89)	21,193	0.17	(d)(e)	0.22	(d)(e)	2.91	(d)(e)	144
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55

$(0.72)	$20.14	0.90%	$17,365	—	%(d)(f)(g)	0.10	%(d)	3.22	%(d)	12%
(0.56)	20.66	9.54	17,943	—	(f)	0.10		1.31		143
(0.71)	19.43	9.94	13,274	0.08		0.10		2.93		106
(0.70)	18.37	(4.82)	11,847	0.07	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	144
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86
(1.50)	19.32	10.62	7,708	—	(f)	0.15		2.98		55

$(0.66)	$20.08	0.80%	$692	0.30	%(d)	0.45	%(d)	2.82	%(d)	12%
(0.43)	20.56	9.10	665	0.31		0.45		1.22		143
(0.63)	19.28	9.55	377	0.43		0.45		2.76		106
(0.63)	18.22	(5.09)	1,747	0.41	(d)(e)	0.46	(d)(e)	5.41	(d)(e)	144
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Actual amount rounds to less than 0.01%.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	243

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
3/31/2018+	$18.54	$0.27	$0.07	$0.34	$(0.61)	$(0.22)
9/30/2017	16.95	0.10	1.81	1.91	(0.31)	(0.01)
9/30/2016	15.89	0.40	1.16	1.56	(0.50)	—
12/1/2014 - 9/30/2015#	17.30	0.41	(1.31)	(0.90)	(0.50)	(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
3/31/2018+	$18.35	$0.23	$0.07	$0.30	$(0.49)	$(0.22)
9/30/2017	16.89	0.14	1.69	1.83	(0.36)	(0.01)
9/30/2016	15.83	0.34	1.16	1.50	(0.44)	—
12/1/2014 - 9/30/2015#	17.21	0.34	(1.29)	(0.95)	(0.42)	(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
3/31/2018+	$18.54	$0.30	$0.07	$0.37	$(0.67)	$(0.22)
9/30/2017	17.05	0.16	1.80	1.96	(0.46)	(0.01)
9/30/2016	16.01	0.44	1.19	1.63	(0.59)	—
12/1/2014 - 9/30/2015#	17.43	0.38	(1.24)	(0.86)	(0.55)	(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
3/31/2018+	$18.57	$0.31	$0.06	$0.37	$(0.67)	$(0.22)
9/30/2017	17.07	0.15	1.83	1.98	(0.47)	(0.01)
9/30/2016	16.03	0.45	1.19	1.64	(0.60)	—
12/1/2014 - 9/30/2015#	17.45	0.45	(1.30)	(0.85)	(0.56)	(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
3/31/2018+	$18.55	$0.22	$0.12	$0.34	$(0.56)	$(0.22)
9/30/2017	17.00	0.11	1.81	1.92	(0.36)	(0.01)
9/30/2016	15.96	0.41	1.17	1.58	(0.54)	—
12/1/2014 - 9/30/2015#	17.37	1.16	(2.06)	(0.90)	(0.50)	(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

244	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.83)	$18.05	1.76%	$8,051	0.31	%(d)	0.60	%(d)	2.88	%(d)	12%
(0.32)	18.54	11.55	7,843	0.32		0.60		0.56		129
(0.50)	16.95	10.02	6,663	0.48		0.60		2.48		115
(0.51)	15.89	(5.28)	26,916	0.45	(d)(e)	0.62	(d)(e)	2.98	(d)(e)	147
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.71)	$17.94	1.57%	$230	0.66	%(d)	0.85	%(d)	2.48	%(d)	12%
(0.37)	18.35	11.11	219	0.67		0.86		0.79		129
(0.44)	16.89	9.67	835	0.83		0.85		2.08		115
(0.43)	15.83	(5.59)	1,066	0.80	(d)(e)	0.87	(d)(e)	2.43	(d)(e)	147
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.89)	$18.02	1.88%	$35,522	0.01	%(d)	0.20	%(d)	3.23	%(d)	12%
(0.47)	18.54	11.85	36,000	0.02		0.20		0.92		129
(0.59)	17.05	10.43	34,729	0.18		0.20		2.70		115
(0.56)	16.01	(5.04)	29,233	0.15	(d)(e)	0.22	(d)(e)	2.71	(d)(e)	147
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.89)	$18.05	1.91%	$19,675	—	%(d)(f)(g)	0.10	%(d)	3.36	%(d)	12%
(0.48)	18.57	11.97	20,971	—	(f)	0.10		0.87		129
(0.60)	17.07	10.55	12,439	0.08		0.10		2.78		115
(0.57)	16.03	(4.97)	10,047	0.05	(d)(e)	0.12	(d)(e)	3.25	(d)(e)	147
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76
(0.15)	16.68	12.28	5,375	—	(d)(f)	0.15	(d)	2.94	(d)	55

$(0.78)	$18.11	1.76%	$255	0.26	%(d)	0.45	%(d)	2.38	%(d)	12%
(0.37)	18.55	11.57	740	0.27		0.45		0.61		129
(0.54)	17.00	10.12	585	0.43		0.45		2.56		115
(0.51)	15.96	(5.26)	1,165	0.39	(d)(e)	0.46	(d)(e)	8.16	(d)(e)	147
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Actual amount rounds to less than 0.01%.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	245

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
3/31/2018+	$22.48	$0.36	$0.18	$0.54	$(0.89)	$(0.32)
9/30/2017	20.14	0.07	2.70	2.77	(0.35)	(0.08)
9/30/2016	18.84	0.44	1.39	1.83	(0.53)	—
12/1/2014 - 9/30/2015#	21.05	0.50	(1.75)	(1.25)	(0.69)	(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
Class C
3/31/2018+	$22.17	$0.27	$0.18	$0.45	$(0.72)	$(0.32)
9/30/2017	19.96	(0.09)	2.66	2.57	(0.28)	(0.08)
9/30/2016	18.70	0.27	1.41	1.68	(0.42)	—
12/1/2014 - 9/30/2015#	20.83	0.36	(1.72)	(1.36)	(0.50)	(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
Class R
3/31/2018+	$22.35	$0.35	$0.15	$0.50	$(0.73)	$(0.32)
9/30/2017	20.11	0.15	2.54	2.69	(0.37)	(0.08)
9/30/2016	18.89	0.36	1.40	1.76	(0.54)	—
12/1/2014 - 9/30/2015#	21.07	0.42	(1.72)	(1.30)	(0.61)	(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
Class P
3/31/2018+	$22.72	$0.41	$0.17	$0.58	$(0.95)	$(0.32)
9/30/2017	20.43	0.15	2.71	2.86	(0.49)	(0.08)
9/30/2016	19.14	0.48	1.44	1.92	(0.63)	—
12/1/2014 - 9/30/2015#	21.37	0.47	(1.69)	(1.22)	(0.74)	(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
Class R6
3/31/2018+	$22.78	$0.42	$0.18	$0.60	$(0.96)	$(0.32)
9/30/2017	20.48	0.15	2.73	2.88	(0.50)	(0.08)
9/30/2016	19.19	0.50	1.44	1.94	(0.65)	—
12/1/2014 - 9/30/2015#	21.42	0.54	(1.74)	(1.20)	(0.76)	(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
Administrative Class
3/31/2018+	$22.66	$0.30	$0.26	$0.56	$(0.81)	$(0.32)
9/30/2017	20.34	0.09	2.72	2.81	(0.41)	(0.08)
9/30/2016	19.06	0.45	1.41	1.86	(0.58)	—
12/1/2014 - 9/30/2015#	21.28	1.21	(2.47)	(1.26)	(0.69)	(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Annualized, unless otherwise noted.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

246	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Portfolio Turnover Rate

$(1.21)	$21.81	2.31%	$9,486	0.32	%(b)	0.60	%(b)	3.21	%(b)	7%
(0.43)	22.48	14.04	9,633	0.33		0.60		0.32		125
(0.53)	20.14	9.91	7,473	0.47		0.60		2.26		105
(0.96)	18.84	(6.16)	22,695	0.42	(b)(f)	0.62	(b)(f)	3.01	(b)(f)	147
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47

$(1.04)	$21.58	1.95%	$803	1.07	%(b)	1.35	%(b)	2.45	%(b)	7%
(0.36)	22.17	13.11	790	1.08		1.35		(0.42)		125
(0.42)	19.96	9.11	696	1.22		1.35		1.44		105
(0.77)	18.70	(6.72)	608	1.17	(b)(f)	1.37	(b)(f)	2.19	(b)(f)	147
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47

$(1.05)	$21.80	2.17%	$437	0.67	%(b)	0.85	%(b)	3.10	%(b)	7%
(0.45)	22.35	13.64	500	0.68		0.86		0.73		125
(0.54)	20.11	9.48	2,295	0.82		0.85		1.87		105
(0.88)	18.89	(6.38)	1,445	0.77	(b)(f)	0.87	(b)(f)	2.49	(b)(f)	147
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79
(1.81)	19.85	10.23	1,103	0.64	(e)	0.85		0.95		47

$(1.27)	$22.03	2.46%	$37,881	0.02	%(b)	0.20	%(b)	3.59	%(b)	7%
(0.57)	22.72	14.34	36,184	0.03		0.20		0.70		125
(0.63)	20.43	10.25	33,628	0.17		0.20		2.49		105
(1.01)	19.14	(5.91)	28,597	0.12	(b)(f)	0.22	(b)(f)	2.80	(b)(f)	147
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79
(1.91)	20.02	10.97	5,103	—	(e)	0.20		2.06		47

$(1.28)	$22.10	2.54%	$24,871	—	%(b)(e)(g)	0.10	%(b)	3.67	%(b)	7%
(0.58)	22.78	14.44	24,904	—	(e)	0.10		0.69		125
(0.65)	20.48	10.34	16,758	0.07		0.10		2.54		105
(1.03)	19.19	(5.81)	12,883	0.02	(b)(f)	0.12	(b)(f)	3.19	(b)(f)	147
(0.51)	21.42	4.63	8,752	—	(e)	0.10		2.79		93
(0.60)	20.98	7.87	10,854	—	(e)	0.12		3.05		79
(1.92)	20.04	11.07	9,182	—	(e)	0.15		3.14		47

$(1.13)	$22.09	2.38%	$442	0.27	%(b)	0.45	%(b)	2.62	%(b)	7%
(0.49)	22.66	14.09	1,392	0.28		0.45		0.44		125
(0.58)	20.34	9.96	1,250	0.42		0.45		2.33		105
(0.96)	19.06	(6.11)	1,817	0.36	(b)(f)	0.46	(b)(f)	7.07	(b)(f)	147
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79
(1.87)	19.96	10.60	16	0.24	(e)	0.45		2.95		47

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	See Note 6 in the Notes to Financial Statements.
(f)	Certain expenses incurred by the Fund were not annualized.
(g)	Actual amount rounds to less than 0.01%.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	247

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
3/31/2018+	$20.05	$0.39	$0.19	$0.58	$(0.94)	$(0.25)
9/30/2017	17.69	0.12	2.67	2.79	(0.34)	(0.09)
9/30/2016	16.52	0.28	1.32	1.60	(0.43)	—
12/1/2014 - 9/30/2015#	18.49	0.43	(1.58)	(1.15)	(0.61)	(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
3/31/2018+	$19.92	$0.35	$0.19	$0.54	$(0.84)	$(0.25)
9/30/2017	17.62	0.17	2.55	2.72	(0.33)	(0.09)
9/30/2016	16.48	0.22	1.31	1.53	(0.39)	—
12/1/2014 - 9/30/2015#	18.43	0.30	(1.50)	(1.20)	(0.54)	(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
3/31/2018+	$20.16	$0.43	$0.19	$0.62	$(1.00)	$(0.25)
9/30/2017	17.82	0.17	2.70	2.87	(0.44)	(0.09)
9/30/2016	16.67	0.33	1.33	1.66	(0.51)	—
12/1/2014 - 9/30/2015#	18.65	0.38	(1.50)	(1.12)	(0.65)	(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
3/31/2018+	$20.20	$0.45	$0.18	$0.63	$(1.02)	$(0.25)
9/30/2017	17.86	0.16	2.73	2.89	(0.46)	(0.09)
9/30/2016	16.70	0.33	1.35	1.68	(0.52)	—
12/1/2014 - 9/30/2015#	18.68	0.48	(1.58)	(1.10)	(0.67)	(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
3/31/2018+	$20.11	$0.28	$0.29	$0.57	$(0.83)	$(0.25)
9/30/2017	17.77	0.11	2.70	2.81	(0.38)	(0.09)
9/30/2016	16.60	0.29	1.33	1.62	(0.45)	—
12/1/2014 - 9/30/2015#	18.58	1.63	(2.79)	(1.16)	(0.61)	(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

248	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.19)	$19.44	2.78%	$9,487	0.39	%(d)	0.60	%(d)	3.83	%(d)	5%
(0.43)	20.05	16.14	8,683	0.40		0.60		0.66		122
(0.43)	17.69	9.83	9,173	0.50		0.60		1.66		97
(0.82)	16.52	(6.46)	19,205	0.41	(d)(e)	0.61	(d)(e)	2.93	(d)(e)	138
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(1.09)	$19.37	2.63%	$725	0.74	%(d)	0.85	%(d)	3.52	%(d)	5%
(0.42)	19.92	15.74	672	0.75		0.86		0.92		122
(0.39)	17.62	9.45	1,575	0.85		0.85		1.30		97
(0.75)	16.48	(6.76)	1,600	0.76	(d)(e)	0.87	(d)(e)	2.07	(d)(e)	138
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(1.25)	$19.53	2.96%	$33,389	0.09	%(d)	0.20	%(d)	4.25	%(d)	5%
(0.53)	20.16	16.52	32,371	0.10		0.20		0.93		122
(0.51)	17.82	10.13	29,994	0.20		0.20		1.96		97
(0.86)	16.67	(6.23)	26,729	0.11	(d)(e)	0.21	(d)(e)	2.58	(d)(e)	138
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(1.27)	$19.56	3.00%	$16,145	—	%(d)(f)(g)	0.10	%(d)	4.40	%(d)	5%
(0.55)	20.20	16.61	15,879	—	(g)	0.10		0.86		122
(0.52)	17.86	10.29	9,265	0.10		0.10		1.94		97
(0.88)	16.70	(6.15)	6,172	—	(d)(e)(g)	0.12	(d)(e)	3.22	(d)(e)	138
(0.42)	18.68	4.89	6,587	—	(f)	0.10		2.66		90
(0.48)	18.23	10.24	5,850	—	(f)	0.12		3.10		67
(0.18)	17.00	14.65	5,132	—	(d)(f)	0.15	(d)	3.00	(d)	38

$(1.08)	$19.60	2.77%	$339	0.34	%(d)	0.45	%(d)	2.71	%(d)	5%
(0.47)	20.11	16.22	884	0.35		0.45		0.57		122
(0.45)	17.77	9.93	639	0.45		0.45		1.74		97
(0.82)	16.60	(6.50)	719	0.35	(d)(e)	0.46	(d)(e)	10.75	(d)(e)	138
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Actual amount rounds to less than 0.01%.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	249

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
3/31/2018+	$23.24	$0.50	$0.24	$0.74	$(1.23)	$(0.21)
9/30/2017	20.51	0.12	3.35	3.47	(0.37)	(0.37)
9/30/2016	19.04	0.27	1.61	1.88	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.91	0.49	(1.94)	(1.45)	(0.83)	(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
Class C
3/31/2018+	$22.97	$0.42	$0.22	$0.64	$(1.06)	$(0.21)
9/30/2017	20.36	0.01	3.26	3.27	(0.29)	(0.37)
9/30/2016	18.94	0.19	1.54	1.73	(0.28)	(0.03)
12/1/2014 - 9/30/2015#	21.68	0.38	(1.94)	(1.56)	(0.59)	(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
Class R
3/31/2018+	$22.94	$0.49	$0.20	$0.69	$(1.04)	$(0.21)
9/30/2017	20.37	0.33	3.01	3.34	(0.40)	(0.37)
9/30/2016	18.97	0.18	1.63	1.81	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.80	0.42	(1.91)	(1.49)	(0.75)	(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
Class P
3/31/2018+	$23.36	$0.57	$0.21	$0.78	$(1.29)	$(0.21)
9/30/2017	20.70	0.23	3.32	3.55	(0.52)	(0.37)
9/30/2016	19.26	0.32	1.65	1.97	(0.50)	(0.03)
12/1/2014 - 9/30/2015#	22.15	0.46	(1.87)	(1.41)	(0.89)	(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
Class R6
3/31/2018+	$23.42	$0.56	$0.23	$0.79	$(1.31)	$(0.21)
9/30/2017	20.75	0.21	3.37	3.58	(0.54)	(0.37)
9/30/2016	19.30	0.33	1.66	1.99	(0.51)	(0.03)
12/1/2014 - 9/30/2015#	22.19	0.53	(1.92)	(1.39)	(0.91)	(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
Administrative Class
3/31/2018+	$23.24	$0.50	$0.24	$0.74	$(1.24)	$(0.21)
9/30/2017	20.57	0.16	3.32	3.48	(0.44)	(0.37)
9/30/2016	19.14	0.31	1.60	1.91	(0.45)	(0.03)
12/1/2014 - 9/30/2015#	22.02	1.71	(3.16)	(1.45)	(0.84)	(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

250	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.44)	$22.54	3.08%	$6,013	0.44	%(d)	0.61	%(d)	4.25	%(d)	7%
(0.74)	23.24	17.46	6,480	0.46		0.60		0.57		103
(0.41)	20.51	9.99	4,106	0.51		0.60		1.36		101
(1.42)	19.04	(6.99)	13,551	0.37	(d)(e)	0.60	(d)(e)	2.87	(d)(e)	143
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45

$(1.27)	$22.34	2.69%	$141	1.19	%(d)	1.36	%(d)	3.61	%(d)	7%
(0.66)	22.97	16.53	139	1.21		1.36		0.03		103
(0.31)	20.36	9.20	126	1.26		1.35		0.99		101
(1.18)	18.94	(7.54)	202	1.12	(d)(e)	1.35	(d)(e)	2.22	(d)(e)	143
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45

$(1.25)	$22.38	2.93%	$313	0.79	%(d)	0.86	%(d)	4.25	%(d)	7%
(0.77)	22.94	16.98	416	0.81		0.86		1.55		103
(0.41)	20.37	9.64	1,648	0.86		0.86		0.94		101
(1.34)	18.97	(7.22)	1,272	0.72	(d)(e)	0.85	(d)(e)	2.48	(d)(e)	143
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45

$(1.50)	$22.64	3.24%	$23,215	0.14	%(d)	0.21	%(d)	4.82	%(d)	7%
(0.89)	23.36	17.83	24,077	0.16		0.21		1.06		103
(0.53)	20.70	10.36	20,628	0.21		0.21		1.61		101
(1.48)	19.26	(6.76)	16,997	0.07	(d)(e)	0.20	(d)(e)	2.67	(d)(e)	143
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61
(2.45)	19.82	10.99	2,343	—	(f)	0.20		2.00		45

$(1.52)	$22.69	3.28%	$23,863	0.04	%(d)	0.11	%(d)	4.76	%(d)	7%
(0.91)	23.42	17.95	23,705	0.06		0.10		0.98		103
(0.54)	20.75	10.47	15,812	0.11		0.11		1.65		101
(1.50)	19.30	(6.67)	12,053	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	143
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84
(0.58)	21.66	12.51	9,939	—	(f)	0.12		2.93		61
(2.47)	19.83	11.04	7,782	—	(f)	0.15		2.95		45

$(1.45)	$22.53	3.07%	$479	0.39	%(d)	0.46	%(d)	4.26	%(d)	7%
(0.81)	23.24	17.52	425	0.41		0.45		0.73		103
(0.48)	20.57	10.09	374	0.46		0.46		1.58		101
(1.43)	19.14	(7.00)	488	0.32	(d)(e)	0.45	(d)(e)	9.63	(d)(e)	143
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
3/31/2018+	$20.36	$0.46	$0.21	$0.67	$(1.12)	$(0.15)
9/30/2017	18.07	0.13	3.04	3.17	(0.34)	(0.54)
9/30/2016	16.71	0.20	1.54	1.74	(0.34)	(0.04)
12/1/2014 - 9/30/2015#	19.09	0.41	(1.75)	(1.34)	(0.70)	(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
3/31/2018+	$20.14	$0.43	$0.19	$0.62	$(1.02)	$(0.15)
9/30/2017	17.97	0.30	2.78	3.08	(0.37)	(0.54)
9/30/2016	16.65	0.13	1.55	1.68	(0.32)	(0.04)
12/1/2014 - 9/30/2015#	19.01	0.36	(1.74)	(1.38)	(0.64)	(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
3/31/2018+	$20.42	$0.51	$0.19	$0.70	$(1.18)	$(0.15)
9/30/2017	18.19	0.21	3.03	3.24	(0.47)	(0.54)
9/30/2016	16.84	0.26	1.56	1.82	(0.43)	(0.04)
12/1/2014 - 9/30/2015#	19.24	0.43	(1.74)	(1.31)	(0.75)	(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
3/31/2018+	$20.48	$0.51	$0.21	$0.72	$(1.20)	$(0.15)
9/30/2017	18.25	0.19	3.07	3.26	(0.49)	(0.54)
9/30/2016	16.89	0.22	1.62	1.84	(0.44)	(0.04)
12/1/2014 - 9/30/2015#	19.28	0.65	(1.94)	(1.29)	(0.76)	(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
3/31/2018+	$20.28	$0.46	$0.21	$0.67	$(1.12)	$(0.15)
9/30/2017	18.10	0.16	3.01	3.17	(0.45)	(0.54)
9/30/2016	16.76	0.22	1.55	1.77	(0.39)	(0.04)
12/1/2014 - 9/30/2015#	19.15	1.22	(2.56)	(1.34)	(0.71)	(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

252	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.27)	$19.76	3.20%	$4,867	0.48	%(d)	0.61	%(d)	4.50	%(d)	5%
(0.88)	20.36	18.35	4,630	0.49		0.60		0.70		97
(0.38)	18.07	10.55	3,753	0.51		0.60		1.17		103
(1.04)	16.71	(7.35)	10,022	0.37	(d)(e)	0.61	(d)(e)	2.74	(d)(e)	149
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(1.17)	$19.59	2.98%	$216	0.83	%(d)	0.86	%(d)	4.25	%(d)	5%
(0.91)	20.14	17.94	193	0.84		0.86		1.64		97
(0.36)	17.97	10.20	625	0.86		0.86		0.78		103
(0.98)	16.65	(7.59)	464	0.72	(d)(e)	0.86	(d)(e)	2.38	(d)(e)	149
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(1.33)	$19.79	3.32%	$15,298	0.18	%(d)	0.21	%(d)	5.01	%(d)	5%
(1.01)	20.42	18.74	15,458	0.19		0.21		1.10		97
(0.47)	18.19	10.95	12,764	0.21		0.21		1.49		103
(1.09)	16.84	(7.15)	10,650	0.07	(d)(e)	0.21	(d)(e)	2.88	(d)(e)	149
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51
(0.22)	17.06	15.37	1,584	—	(d)(f)	0.20	(d)	2.46	(d)	38

$(1.35)	$19.85	3.41%	$13,830	0.08	%(d)	0.11	%(d)	4.99	%(d)	5%
(1.03)	20.48	18.82	12,770	0.09		0.10		1.01		97
(0.48)	18.25	11.06	7,919	0.11		0.11		1.25		103
(1.10)	16.89	(7.02)	3,563	—	(d)(e)(f)	0.10	(d)(e)	4.23	(d)(e)	149
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69
(0.55)	18.80	13.80	4,587	—	(f)	0.12		2.91		51
(0.22)	17.07	15.44	3,733	—	(d)(f)	0.15	(d)	3.23	(d)	38

$(1.27)	$19.68	3.19%	$565	0.43	%(d)	0.46	%(d)	4.46	%(d)	5%
(0.99)	20.28	18.40	666	0.44		0.45		0.85		97
(0.43)	18.10	10.67	359	0.46		0.46		1.27		103
(1.05)	16.76	(7.37)	346	0.32	(d)(e)	0.46	(d)(e)	7.95	(d)(e)	149
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
3/31/2018+	$22.66	$0.49	$0.28	$0.77	$(1.28)	$(0.20)
9/30/2017	20.10	0.09	3.46	3.55	(0.44)	(0.55)
9/30/2016	18.72	0.20	1.78	1.98	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.87	0.44	(2.04)	(1.60)	(0.87)	(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
Class C
3/31/2018+	$22.25	$0.45	$0.22	$0.67	$(1.13)	$(0.20)
9/30/2017	19.80	0.01	3.33	3.34	(0.34)	(0.55)
9/30/2016	18.52	0.11	1.71	1.82	(0.17)	(0.37)
12/1/2014 - 9/30/2015#	21.62	0.31	(2.03)	(1.72)	(0.70)	(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
Class R
3/31/2018+	$22.46	$0.49	$0.23	$0.72	$(1.02)	$(0.20)
9/30/2017	19.99	0.44	3.00	3.44	(0.42)	(0.55)
9/30/2016	18.68	0.15	1.76	1.91	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.80	0.37	(2.03)	(1.66)	(0.78)	(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
Class P
3/31/2018+	$22.86	$0.59	$0.23	$0.82	$(1.36)	$(0.20)
9/30/2017	20.31	0.25	3.39	3.64	(0.54)	(0.55)
9/30/2016	18.97	0.27	1.80	2.07	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.14	0.47	(2.04)	(1.57)	(0.92)	(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
Class R6
3/31/2018+	$22.96	$0.59	$0.23	$0.82	$(1.38)	$(0.20)
9/30/2017	20.39	0.23	3.45	3.68	(0.56)	(0.55)
9/30/2016	19.03	0.30	1.79	2.09	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.20	0.57	(2.13)	(1.56)	(0.93)	(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
Administrative Class
3/31/2018+	$22.74	$0.54	$0.23	$0.77	$(1.30)	$(0.20)
9/30/2017	20.20	0.18	3.40	3.58	(0.49)	(0.55)
9/30/2016	18.87	0.24	1.77	2.01	(0.31)	(0.37)
12/1/2014 - 9/30/2015#	22.03	0.80	(2.42)	(1.62)	(0.86)	(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

254	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.48)	$21.95	3.31%	$3,359	0.49	%(d)	0.61	%(d)	4.31	%(d)	5%
(0.99)	22.66	18.45	3,713	0.50		0.60		0.41		94
(0.60)	20.10	10.74	1,633	0.50		0.60		1.03		89
(1.55)	18.72	(7.79)	4,863	0.34	(d)(e)	0.61	(d)(e)	2.62	(d)(e)	147
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47

$(1.33)	$21.59	2.91%	$173	1.24	%(d)	1.36	%(d)	3.99	%(d)	5%
(0.89)	22.25	17.58	175	1.25		1.35		0.04		94
(0.54)	19.80	9.96	145	1.25		1.35		0.56		89
(1.38)	18.52	(8.40)	148	1.09	(d)(e)	1.36	(d)(e)	1.83	(d)(e)	147
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47

$(1.22)	$21.96	3.13%	$109	0.84	%(d)	0.86	%(d)	4.32	%(d)	5%
(0.97)	22.46	17.99	95	0.85		0.85		2.13		94
(0.60)	19.99	10.41	740	0.85		0.85		0.80		89
(1.46)	18.68	(8.07)	608	0.69	(d)(e)	0.86	(d)(e)	2.20	(d)(e)	147
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47

$(1.56)	$22.12	3.47%	$12,149	0.19	%(d)	0.21	%(d)	5.17	%(d)	5%
(1.09)	22.86	18.81	11,758	0.20		0.20		1.18		94
(0.73)	20.31	11.12	10,021	0.20		0.20		1.42		89
(1.60)	18.97	(7.55)	7,750	0.04	(d)(e)	0.21	(d)(e)	2.74	(d)(e)	147
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54
(2.57)	19.64	11.00	762	—	(f)	0.20		1.98		47

$(1.58)	$22.20	3.47%	$17,674	0.09	%(d)	0.11	%(d)	5.09	%(d)	5%
(1.11)	22.96	18.96	16,063	0.10		0.10		1.07		94
(0.73)	20.39	11.23	10,525	0.10		0.10		1.54		89
(1.61)	19.03	(7.49)	8,110	—	(d)(e)(f)	0.10	(d)(e)	3.31	(d)(e)	147
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78
(0.70)	21.80	14.94	8,935	—	(f)	0.12		2.68		54
(2.60)	19.66	11.06	6,431	—	(f)	0.15		3.03		47

$(1.50)	$22.01	3.31%	$856	0.44	%(d)	0.46	%(d)	4.73	%(d)	5%
(1.04)	22.74	18.54	813	0.45		0.45		0.86		94
(0.68)	20.20	10.87	646	0.45		0.45		1.23		89
(1.54)	18.87	(7.80)	605	0.29	(d)(e)	0.46	(d)(e)	4.66	(d)(e)	147
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	255

3

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
3/31/2018+	$19.52	$0.44	$0.24	$0.68	$(1.11)	$(0.11)
9/30/2017	17.17	0.09	2.95	3.04	(0.33)	(0.36)
9/30/2016	16.02	0.17	1.49	1.66	(0.28)	(0.23)
12/1/2014 - 9/30/2015#	18.70	0.33	(1.69)	(1.36)	(0.76)	(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
3/31/2018+	$19.37	$0.41	$0.23	$0.64	$(0.97)	$(0.11)
9/30/2017	17.07	0.29	2.67	2.96	(0.30)	(0.36)
9/30/2016	15.97	0.10	1.48	1.58	(0.25)	(0.23)
12/1/2014 - 9/30/2015#	18.63	0.26	(1.66)	(1.40)	(0.70)	(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
3/31/2018+	$19.68	$0.51	$0.20	$0.71	$(1.16)	$(0.11)
9/30/2017	17.32	0.17	2.94	3.11	(0.39)	(0.36)
9/30/2016	16.17	0.20	1.52	1.72	(0.34)	(0.23)
12/1/2014 - 9/30/2015#	18.85	0.35	(1.68)	(1.33)	(0.79)	(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
3/31/2018+	$19.77	$0.50	$0.21	$0.71	$(1.17)	$(0.11)
9/30/2017	17.38	0.17	2.98	3.15	(0.40)	(0.36)
9/30/2016	16.22	0.26	1.48	1.74	(0.35)	(0.23)
12/1/2014 - 9/30/2015#	18.90	0.46	(1.78)	(1.32)	(0.80)	(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
3/31/2018+	$19.56	$0.48	$0.20	$0.68	$(1.10)	$(0.11)
9/30/2017	17.21	0.14	2.92	3.06	(0.35)	(0.36)
9/30/2016	16.08	0.18	1.49	1.67	(0.31)	(0.23)
12/1/2014 - 9/30/2015#	18.76	0.62	(1.98)	(1.36)	(0.76)	(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

256	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.22)	$18.98	3.38%	$2,431	0.49	%(d)	0.60	%(d)	4.49	%(d)	6%
(0.69)	19.52	18.34	2,063	0.50		0.60		0.48		76
(0.51)	17.17	10.52	1,036	0.51		0.60		1.02		92
(1.32)	16.02	(7.75)	1,399	0.34	(d)(e)	0.60	(d)(e)	2.26	(d)(e)	153
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(1.08)	$18.93	3.20%	$115	0.84	%(d)	0.85	%(d)	4.18	%(d)	6%
(0.66)	19.37	17.93	91	0.85		0.85		1.64		76
(0.48)	17.07	10.06	350	0.86		0.86		0.64		92
(1.26)	15.97	(7.98)	217	0.69	(d)(e)	0.85	(d)(e)	1.78	(d)(e)	153
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(1.27)	$19.12	3.51%	$6,654	0.19	%(d)	0.20	%(d)	5.17	%(d)	6%
(0.75)	19.68	18.69	5,934	0.20		0.20		0.95		76
(0.57)	17.32	10.84	3,457	0.21		0.21		1.21		92
(1.35)	16.17	(7.51)	1,762	0.04	(d)(e)	0.20	(d)(e)	2.42	(d)(e)	153
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74
(0.90)	18.61	14.88	240	—		0.20		1.96		41
(0.22)	17.08	15.52	59	—	(d)(f)	0.20	(d)	2.77	(d)	31

$(1.28)	$19.20	3.53%	$8,025	0.09	%(d)	0.10	%(d)	5.02	%(d)	6%
(0.76)	19.77	18.87	6,215	0.10		0.10		0.92		76
(0.58)	17.38	10.91	2,982	0.11		0.11		1.60		92
(1.36)	16.22	(7.45)	2,591	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	153
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74
(0.90)	18.64	15.06	4,388	—	(f)	0.12		2.77		41
(0.22)	17.09	15.52	3,509	—	(d)(f)	0.15	(d)	3.21	(d)	31

$(1.21)	$19.03	3.39%	$363	0.44	%(d)	0.45	%(d)	4.91	%(d)	6%
(0.71)	19.56	18.44	404	0.45		0.45		0.78		76
(0.54)	17.21	10.54	298	0.46		0.46		1.10		92
(1.32)	16.08	(7.75)	216	0.29	(d)(e)	0.45	(d)(e)	4.23	(d)(e)	153
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Multi Asset Income:
Class A
3/31/2018+	$18.53	$0.46	$(0.73)	$(0.27)	$(0.58)	$(0.23)
9/30/2017	18.31	0.94	0.22	1.16	(0.85)	(0.09)
9/30/2016	17.34	0.75	1.09	1.84	(0.80)	(0.07)
12/1/2014 - 9/30/2015#	19.35	0.48	(1.32)	(0.84)	(0.67)	(0.50)
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
Class C
3/31/2018+	$18.53	$0.39	$(0.73)	$(0.34)	$(0.51)	$(0.23)
9/30/2017	18.21	0.80	0.22	1.02	(0.61)	(0.09)
9/30/2016	17.16	0.66	1.04	1.70	(0.58)	(0.07)
12/1/2014 - 9/30/2015#	19.14	0.38	(1.33)	(0.95)	(0.53)	(0.50)
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
Class R
3/31/2018+	$19.31	$0.44	$(0.76)	$(0.32)	$(0.54)	$(0.23)
9/30/2017	18.97	0.84	0.30	1.14	(0.71)	(0.09)
9/30/2016	17.92	0.73	1.11	1.84	(0.72)	(0.07)
12/1/2014 - 9/30/2015#	19.95	0.44	(1.36)	(0.92)	(0.61)	(0.50)
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
Class P
3/31/2018+	$18.71	$0.49	$(0.74)	$(0.25)	$(0.60)	$(0.23)
9/30/2017	18.51	0.99	0.23	1.22	(0.93)	(0.09)
9/30/2016	17.58	0.83	1.09	1.92	(0.92)	(0.07)
12/1/2014 - 9/30/2015#	19.61	0.51	(1.31)	(0.80)	(0.73)	(0.50)
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
Institutional Class
2/1/2018* - 3/31/2018+	$17.87	$0.19	$(0.49)	$(0.30)	$(0.15)	$(0.23)
Class R6
3/31/2018+	$18.26	$0.49	$(0.72)	$(0.23)	$(0.61)	$(0.23)
9/30/2017	18.08	1.00	0.21	1.21	(0.94)	(0.09)
9/30/2016	17.21	0.82	1.07	1.89	(0.95)	(0.07)
12/1/2014 - 9/30/2015#	19.23	0.56	(1.33)	(0.77)	(0.75)	(0.50)
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
Administrative Class
3/31/2018+	$18.82	$0.45	$(0.73)	$(0.28)	$(0.58)	$(0.23)
9/30/2017	18.61	1.00	0.19	1.19	(0.89)	(0.09)
9/30/2016	17.60	0.75	0.94	1.69	(0.61)	(0.07)
12/1/2014 - 9/30/2015#	19.56	1.70	(2.55)	(0.85)	(0.61)	(0.50)
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

258	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$—	$(0.81)	$17.45	(1.59)%	$10,432	0.39	%(d)	0.61	%(d)	5.08	%(d)	84%
—	(0.94)	18.53	6.55	10,145	0.35		0.61		5.12		151
—	(0.87)	18.31	10.97	10,140	0.40		0.60		4.25		116
—	(1.17)	17.34	(4.53)	6,006	0.44	(d)(e)	0.62	(d)(e)	3.15	(d)(e)	179
—	(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81
—	(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51

$—	$(0.74)	$17.45	(1.95)%	$3,238	1.14	%(d)	1.36	%(d)	4.30	%(d)	84%
—	(0.70)	18.53	5.78	3,435	1.10		1.36		4.37		151
—	(0.65)	18.21	10.16	3,361	1.15		1.35		3.75		116
—	(1.03)	17.16	(5.16)	2,988	1.19	(d)(e)	1.37	(d)(e)	2.49	(d)(e)	179
—	(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81
—	(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51

$—	$(0.77)	$18.22	(1.76)%	$128	0.74	%(d)	0.86	%(d)	4.69	%(d)	84%
—	(0.80)	19.31	6.17	128	0.70		0.86		4.38		151
—	(0.79)	18.97	10.59	519	0.75		0.85		4.00		116
—	(1.11)	17.92	(4.83)	238	0.79	(d)(e)	0.87	(d)(e)	2.78	(d)(e)	179
—	(0.27)	19.95	3.55	215	0.75		0.85		1.80		101
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85		2.36		81
—	(0.72)	19.74	9.28	183	0.75		0.85		1.29		51

$—	$(0.83)	$17.63	(1.43)%	$13,487	0.09	%(d)	0.21	%(d)	5.35	%(d)	84%
—	(1.02)	18.71	6.86	14,507	0.05		0.21		5.37		151
—	(0.99)	18.51	11.32	17,120	0.10		0.20		4.63		116
—	(1.23)	17.58	(4.31)	5,450	0.14	(d)(e)	0.22	(d)(e)	3.31	(d)(e)	179
—	(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101
(0.03)	(0.83)	19.20	3.12	4,427	0.09	(f)	0.20		2.42		81
—	(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51

$—	$(0.38)	$17.19	(2.98)%	$35	0.04	%(d)	0.16	%(d)	6.90	%(d)	84%

$—	$(0.84)	$17.19	(1.37)%	$19,406	—	%(d)(f)(g)	0.11	%(d)	5.47	%(d)	84%
—	(1.03)	18.26	6.99	20,448	—	(f)	0.11		5.54		151
—	(1.02)	18.08	11.40	19,128	—		0.10		4.70		116
—	(1.25)	17.21	(4.23)	8,058	0.04	(d)(e)	0.12	(d)(e)	3.69	(d)(e)	179
—	(0.42)	19.23	4.36	9,496	—	(f)(g)	0.10		2.56		101
(0.03)	(0.84)	18.83	3.23	9,487	—	(f)	0.12		2.96		81
—	(0.85)	19.08	10.11	11,294	—		0.15		2.64		51

$—	$(0.81)	$17.74	(1.57)%	$505	0.34	%(d)	0.46	%(d)	4.85	%(d)	84%
—	(0.98)	18.82	6.62	1,550	0.30		0.46		5.38		151
—	(0.68)	18.61	9.87	822	0.35		0.45		4.13		116
—	(1.11)	17.60	(4.53)	24	0.37	(d)(e)	0.45	(d)(e)	10.47	(d)(e)	179
—	(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81
—	(0.80)	19.41	9.71	15	0.35		0.45		2.59		51

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Actual amount rounds to less than 0.01%.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
3/31/2018+	$12.34	$0.24	$—	$0.24	$(0.53)	$(0.65)
9/30/2017	11.23	0.20	1.11	1.31	(0.20)	—
9/30/2016	10.98	0.07	0.63	0.70	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.18	0.25	(0.89)	(0.64)	(0.42)	(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—
Class C
3/31/2018+	$12.47	$0.19	$0.01	$0.20	$(0.40)	$(0.65)
9/30/2017	11.32	0.13	1.12	1.25	(0.10)	—
9/30/2016	11.13	(0.01)	0.63	0.62	(0.03)	(0.40)
12/1/2014 - 9/30/2015#	12.33	0.18	(0.91)	(0.73)	(0.33)	(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—
Class R
3/31/2018+	$12.22	$0.23	$—	$0.23	$(0.52)	$(0.65)
9/30/2017	11.15	0.18	1.11	1.29	(0.22)	—
9/30/2016	10.93	0.05	0.62	0.67	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.13	0.22	(0.88)	(0.66)	(0.40)	(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—
Class P
3/31/2018+	$12.28	$0.24	$0.02	$0.26	$(0.58)	$(0.65)
9/30/2017	11.24	0.24	1.11	1.35	(0.31)	—
9/30/2016	10.98	0.12	0.61	0.73	(0.07)	(0.40)
12/1/2014 - 9/30/2015#	12.19	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—
Institutional Class
3/31/2018+	$12.15	$0.25	$—	$0.25	$(0.37)	$(0.65)
9/30/2017	11.11	0.26	1.05	1.31	(0.27)	—
9/30/2016	10.86	0.10	0.61	0.71	(0.06)	(0.40)
12/1/2014 - 9/30/2015#	12.07	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—
Class R6
3/31/2018+	$12.13	$0.25	$—	$0.25	$(0.57)	$(0.65)
9/30/2017	11.10	0.23	1.11	1.34	(0.31)	—
9/30/2016	10.85	0.05	0.67	0.72	(0.07)	(0.40)
9/8/2015* - 9/30/2015#	11.01	0.01	(0.13)	(0.12)	(0.04)	—
Administrative Class
3/31/2018+	$12.64	$0.25	$—	$0.25	$(0.54)	$(0.65)
9/30/2017	11.52	0.22	1.15	1.37	(0.25)	—
9/30/2016	11.25	0.08	0.64	0.72	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.47	0.23	(0.89)	(0.66)	(0.42)	(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

260	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(1.18)	$11.40	1.80%	$44,217	0.60	%(d)	1.13	%(d)	3.95	%(d)	8%
(0.20)	12.34	11.88	47,170	0.60		1.12		1.73		15
(0.45)	11.23	6.55	84,852	0.60		1.13		0.68		57
(0.56)	10.98	(5.45)	88,132	0.55	(d)(e)	1.30	(d)(e)	2.52	(d)(e)	113
(0.27)	12.18	4.62	65,499	0.40		1.34		2.48		48
(0.43)	11.90	11.79	69,565	0.41		1.36		2.68		45
(0.32)	11.07	10.64	70,312	0.43		1.38		2.32		57

$(1.05)	$11.62	1.47%	$31,567	1.36	%(d)	1.88	%(d)	3.18	%(d)	8%
(0.10)	12.47	11.09	34,670	1.35		1.87		1.12		15
(0.43)	11.32	5.72	46,387	1.38		1.90		(0.06)		57
(0.47)	11.13	(6.07)	51,322	1.29	(d)(e)	2.04	(d)(e)	1.78	(d)(e)	113
(0.17)	12.33	3.88	62,275	1.13		2.08		1.78		48
(0.34)	12.04	10.81	68,756	1.14		2.10		1.98		45
(0.24)	11.19	9.90	71,375	1.18		2.11		1.59		57

$(1.17)	$11.28	1.77%	$28	0.80	%(d)	1.32	%(d)	3.80	%(d)	8%
(0.22)	12.22	11.78	24	0.78		1.31		1.55		15
(0.45)	11.15	6.25	17	0.81		1.33		0.45		57
(0.54)	10.93	(5.61)	16	0.72	(d)(e)	1.50	(d)(e)	2.23	(d)(e)	113
(0.25)	12.13	4.57	17	0.56		1.53		2.32		48
(0.41)	11.84	11.44	17	0.59		1.54		2.42		45
(0.29)	11.02	10.44	15	0.67		1.56		2.02		57

$(1.23)	$11.31	1.96%	$3,550	0.37	%(d)	0.89	%(d)	4.03	%(d)	8%
(0.31)	12.28	12.31	3,563	0.32		0.85		2.05		15
(0.47)	11.24	6.78	1,901	0.30		0.83		1.10		57
(0.59)	10.98	(5.30)	2,069	0.33	(d)(e)	1.06	(d)(e)	2.52	(d)(e)	113
(0.29)	12.19	4.96	2,139	0.16		1.12		2.68		48
(0.45)	11.90	11.92	1,960	0.19		1.13		2.81		45
(0.31)	11.07	10.91	1,340	0.25		1.37		2.75		57

$(1.02)	$11.38	1.97%	$7,053	0.40	%(d)	1.70	%(d)	4.14	%(d)	8%
(0.27)	12.15	12.08	6,871	0.40		0.95		2.35		15
(0.46)	11.11	6.72	68,709	0.40		0.92		0.89		57
(0.59)	10.86	(5.34)	74,024	0.32	(d)(e)	1.07	(d)(e)	2.58	(d)(e)	113
(0.30)	12.07	5.01	74,957	0.16		1.11		2.69		48
(0.46)	11.78	11.90	68,675	0.16		1.11		2.81		45
(0.34)	10.97	11.01	57,357	0.15		1.14		2.47		57

$(1.22)	$11.16	1.95%	$270,155	0.30	%(d)	0.82	%(d)	4.22	%(d)	8%
(0.31)	12.13	12.40	264,255	0.28		0.80		1.99		15
(0.47)	11.10	6.81	291,767	0.30		0.83		0.48		57
(0.04)	10.85	(1.14)	91,912	0.30	(d)(e)	1.31	(d)(e)	2.07	(d)(e)	113

$(1.19)	$11.70	1.85%	$27	0.55	%(d)	1.07	%(d)	4.00	%(d)	8%
(0.25)	12.64	12.07	26	0.53		1.06		1.86		15
(0.45)	11.52	6.58	32	0.56		1.08		0.67		57
(0.56)	11.25	(5.50)	27	0.57	(d)(e)	1.23	(d)(e)	2.35	(d)(e)	113
(0.27)	12.47	4.68	33	0.41		1.27		2.45		48
(0.41)	12.17	11.59	24	0.41		1.48		3.73		45
(0.31)	11.30	10.70	1,653	0.40		1.42		2.35		57

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Emerging Markets Equity:
Class A
3/31/2018+	$16.34	$0.03	$1.46	$1.49	$(0.34)	$—
9/30/2017	14.44	0.38	2.37	2.75	(0.85)	—
4/26/2016* - 9/30/2016	13.08	0.18	1.18	1.36	—	—
Class C
3/31/2018+	$16.24	$(0.04)	$1.45	$1.41	$(0.24)	$—
9/30/2017	14.40	0.20	2.43	2.63	(0.79)	—
4/26/2016* - 9/30/2016	13.08	0.12	1.20	1.32	—	—
Class P
3/31/2018+	$16.41	$0.04	$1.46	$1.50	$(0.33)	$—
9/30/2017	14.47	0.38	2.40	2.78	(0.84)	—
9/30/2016	12.75	0.22	1.93	2.15	(0.17)	(0.26)
12/9/2014* - 9/30/2015#	15.00	0.34	(2.59)	(2.25)	— (f)	—
Institutional Class
3/31/2018+	$16.40	$0.06	$1.45	$1.51	$(0.36)	$—
9/30/2017	14.46	0.21	2.58	2.79	(0.85)	—
9/30/2016	12.76	0.25	1.90	2.15	(0.19)	(0.26)
12/9/2014* - 9/30/2015#	15.00	0.36	(2.60)	(2.24)	— (f)	—
Class R6
3/31/2018+	$16.45	$0.05	$1.47	$1.52	$(0.33)	$—
9/30/2017	14.44	0.29	2.52	2.81	(0.80)	—
9/30/2016	12.77	0.30	1.87	2.17	(0.24)	(0.26)
12/9/2014* - 9/30/2015#	15.00	0.37	(2.60)	(2.23)	— (f)	—
AllianzGI Best Styles Global Equity:
Class A
3/31/2018+	$18.83	$0.12	$0.48	$0.60	$(0.62)	$(1.89)
9/30/2017	15.62	0.19	3.12	3.31	— (f)	(0.10)
9/30/2016	14.60	0.28	0.89	1.17	(0.15)	—
12/1/2014 - 9/30/2015#	16.57	0.52	(1.65)	(1.13)	(0.43)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06	—	—
Class C
3/31/2018+	$18.51	$0.04	$0.49	$0.53	$(0.56)	$(1.89)
9/30/2017	15.61	0.27	2.91	3.18	(0.18)	(0.10)
4/26/2016* - 9/30/2016	15.29	0.11	0.21	0.32	—	—
Class P
3/31/2018+	$18.82	$0.13	$0.49	$0.62	$(0.63)	$(1.89)
9/30/2017	15.79	0.36	3.01	3.37	(0.24)	(0.10)
9/30/2016	14.68	0.32	0.89	1.21	(0.10)	—
12/22/2014* - 9/30/2015#	15.68	0.27	(1.27)	(1.00)	— (f)	— (f)
Institutional Class
3/31/2018+	$18.68	$0.14	$0.48	$0.62	$(0.66)	$(1.89)
9/30/2017	15.68	0.36	3.01	3.37	(0.27)	(0.10)
9/30/2016	14.63	0.37	0.84	1.21	(0.16)	—
12/1/2014 - 9/30/2015#	16.58	0.28	(1.38)	(1.10)	(0.44)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07	—	—
Class R6
3/31/2018+	$18.79	$0.14	$0.48	$0.62	$(0.64)	$(1.89)
9/30/2017	15.78	0.37	3.02	3.39	(0.28)	(0.10)
9/30/2016	14.70	0.37	0.86	1.23	(0.15)	—
12/1/2014 - 9/30/2015#	16.58	0.31	(1.40)	(1.09)	(0.38)	(0.41)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58	—	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

262	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)		Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.34)	$17.49		9.19%	$292		0.85	%(c)	4.13	%(c)	0.36	%(c)	10%
(0.85)	16.34		20.85	143		0.86		4.96		2.53		44
—	14.44		10.40	11		0.95	(c)	4.30	(c)	3.03	(c)	95

$(0.24)	$17.41		8.75%	$49		1.60	%(c)	4.94	%(c)	(0.44	)%(c)	10%
(0.79)	16.24		19.91	49		1.62		6.05		1.37		44
—	14.40		10.09	14		1.70	(c)	5.13	(c)	2.08	(c)	95

$(0.33)	$17.58		9.24%	$56		0.70	%(c)	3.93	%(c)	0.50	%(c)	10%
(0.84)	16.41		20.99	37		0.72		5.09		2.53		44
(0.43)	14.47	(e)	17.42 (e)	10		0.80		3.94		1.72		95
— (f)	12.75		(14.98)	8		0.80	(c)(d)	5.81	(c)(d)	2.88	(c)(d)	29

$(0.36)	$17.55		9.32%	$98		0.60	%(c)	3.94	%(c)	0.65	%(c)	10%
(0.85)	16.40		21.12	12		0.61		6.68		1.46		44
(0.45)	14.46	(e)	17.52 (e)	10		0.70		3.89		1.97		95
— (f)	12.76		(14.91)	9		0.70	(c)(d)	5.82	(c)(d)	2.98	(c)(d)	29

$(0.33)	$17.64		9.33%	$6,362		0.60	%(c)	3.90	%(c)	0.54	%(c)	10%
(0.80)	16.45		21.15	6,954		0.60		5.62		1.98		44
(0.50)	14.44	(e)	17.66 (e)	12,441		0.60		3.88		2.34		95
— (f)	12.77		(14.84)	4,745		0.60	(c)(d)	5.79	(c)(d)	3.13	(c)(d)	29

$(2.51)	$16.92		3.02%	$1,442		0.70	%(c)	1.47	%(c)	1.31	%(c)	49%
(0.10)	18.83		21.29	1,317		0.74	(g)	1.07	(g)	1.15	(g)	81 (h)
(0.15)	15.62		8.09	36,257		0.75		0.79		1.88		70
(0.84)	14.60		(7.13)	32,383		0.75	(c)(d)	1.22	(c)(d)	4.64	(c)(d)	35
—	16.57		0.36	10		0.75	(c)	2.53	(c)	1.31	(c)	76

$(2.45)	$16.59		2.65%	$59		1.40	%(c)	1.48	%(c)	0.46	%(c)	49%
(0.28)	18.51		20.68	102		1.40	(g)	1.44	(g)	1.62	(g)	81 (h)
—	15.61		2.09	10		1.49	(c)	1.49	(c)	1.68	(c)	70

$(2.52)	$16.92		3.15%	$2,337		0.50	%(c)	0.55	%(c)	1.44	%(c)	49%
(0.34)	18.82		21.72	2,835		0.53	(g)	0.56	(g)	2.09	(g)	81 (h)
(0.10)	15.79		8.28	2,851		0.60		0.62		2.13		70
— (f)	14.68		(6.35)	4,069		0.61	(c)(d)	0.69	(c)(d)	2.20	(c)(d)	35

$(2.55)	$16.75		3.16%	$2,386		0.40	%(c)	0.51	%(c)	1.60	%(c)	49%
(0.37)	18.68		21.88	2,323		0.42	(g)	0.54	(g)	2.15	(g)	81 (h)
(0.16)	15.68		8.31	2,390		0.50		0.51		2.44		70
(0.85)	14.63		(6.92)	366		0.51	(c)(d)	0.68	(c)(d)	2.17	(c)(d)	35
—	16.58		0.42	10		0.50	(c)	2.27	(c)	1.56	(c)	76

$(2.53)	$16.88		3.17%	$615,135		0.40	%(c)	0.45	%(c)	1.60	%(c)	49%
(0.38)	18.79		21.92	594,634		0.40	(g)	0.43	(g)	2.20	(g)	81 (h)
(0.15)	15.78		8.41	560,066		0.40		0.49		2.42		70
(0.79)	14.70		(6.83)	250,203		0.40	(c)(d)	0.70	(c)(d)	2.39	(c)(d)	35
—	16.58		10.53	33,422	(c)	0.40		1.80(c	)	2.40	(c)	76

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Actual amount rounds to less than $(0.01) per share.
(g)	Does not include expenses of the investment companies in which the Fund invests.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles International Equity:
Class A
3/31/2018+	$15.71	$0.11	$0.38	$0.49	$(0.72)	$—
9/30/2017	14.21	0.38	2.44	2.82	(1.32)	—
4/26/2016* - 9/30/2016	14.20	0.23	(0.22)	0.01	—	—
Class C
3/31/2018+	$15.58	$0.04	$0.37	$0.41	$(0.65)	$—
9/30/2017	14.16	0.27	2.44	2.71	(1.29)	—
4/26/2016* - 9/30/2016	14.20	0.17	(0.21)	(0.04)	—	—
Class P
3/31/2018+	$15.74	$0.11	$0.38	$0.49	$(0.73)	$—
9/30/2017	14.21	0.35	2.50	2.85	(1.32)	—
9/30/2016	13.83	0.40	0.23	0.63	(0.12)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.37	(1.53)	(1.16)	(0.01)	—
Institutional Class
3/31/2018+	$15.76	$0.16	$0.34	$0.50	$(0.72)	$—
9/30/2017	14.22	0.38	2.49	2.87	(1.33)	—
9/30/2016	13.84	0.48	0.16	0.64	(0.13)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.38	(1.53)	(1.15)	(0.01)	—
Class R6
3/31/2018+	$15.74	$0.12	$0.38	$0.50	$(0.67)	$—
9/30/2017	14.20	0.36	2.51	2.87	(1.33)	—
9/30/2016	13.85	0.45	0.21	0.66	(0.18)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.40	(1.54)	(1.14)	(0.01)	—
AllianzGI Best Styles U.S. Equity:
Class A
3/31/2018+	$18.42	$0.15	$0.96	$1.11	$(0.13)	$(0.84)
9/30/2017	15.47	0.25	2.93	3.18	(0.23)	—
4/26/2016* - 9/30/2016	14.91	0.11	0.45	0.56	—	—
Class C
3/31/2018+	$18.24	$0.08	$0.95	$1.03	$(0.27)	$(0.84)
9/30/2017	15.42	0.12	2.92	3.04	(0.22)	—
4/26/2016* - 9/30/2016	14.91	0.06	0.45	0.51	—	—
Class P
3/31/2018+	$18.45	$0.16	$0.97	$1.13	$(0.37)	$(0.84)
9/30/2017	15.46	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.19	0.24	1.30	1.54	(0.22)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.97)	(0.79)	(0.02)	—
Institutional Class
3/31/2018+	$18.48	$0.16	$0.96	$1.12	$(0.34)	$(0.84)
9/30/2017	15.49	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.20	0.25	1.32	1.57	(0.23)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.96)	(0.78)	(0.02)	—
Class R6
3/31/2018+	$18.56	$0.17	$0.97	$1.14	$(0.35)	$(0.84)
9/30/2017	15.53	0.30	2.97	3.27	(0.24)	—
9/30/2016	14.21	0.27	1.31	1.58	(0.21)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.20	(0.97)	(0.77)	(0.02)	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

264	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.72)	$15.48	3.11%	$567	0.70	%(c)	2.00	%(c)	1.40	%(c)	27%
(1.32)	15.71	21.83	506	0.70	(d)	1.99	(d)	2.54	(d)	70
—	14.21	0.07	12	0.80	(c)	1.24	(c)	3.88	(c)	103

$(0.65)	$15.34	2.64%	$113	1.45	%(c)	2.80	%(c)	0.48	%(c)	27%
(1.29)	15.58	21.06	146	1.46	(d)	2.69	(d)	1.84	(d)	70
—	14.16	(0.28)	15	1.55	(c)	2.02	(c)	2.79	(c)	103

$(0.73)	$15.50	3.12%	$117	0.55	%(c)	1.74	%(c)	1.44	%(c)	27%
(1.32)	15.74	22.11	119	0.56	(d)	1.73	(d)	2.32	(d)	70
(0.25)	14.21	4.57	10	0.65		0.97		2.87		103
(0.01)	13.83	(7.74)	9	0.65	(c)(e)	2.06	(c)(e)	2.99	(c)(e)	29

$(0.72)	$15.54	3.18%	$177	0.45	%(c)	1.71	%(c)	2.03	%(c)	27%
(1.33)	15.76	22.20	90	0.48	(d)	1.66	(d)	2.62	(d)	70
(0.26)	14.22	4.66	36	0.55		1.01		3.49		103
(0.01)	13.84	(7.66)	9	0.55	(c)(e)	2.06	(c)(e)	3.09	(c)(e)	29

$(0.67)	$15.57	3.15%	$25,665	0.45	%(c)	1.74	%(c)	1.54	%(c)	27%
(1.33)	15.74	22.25	25,643	0.45	(d)	1.50	(d)	2.50	(d)	70
(0.31)	14.20	4.74	71,088	0.45		0.99		3.25		103
(0.01)	13.85	(7.59)	56,210	0.45	(c)(e)	1.62	(c)(e)	3.31	(c)(e)	29

$(0.97)	$18.56	5.95%	$136	0.65	%(c)	1.26	%(c)	1.61	%(c)	26%
(0.23)	18.42	20.80	46	0.68		1.02		1.49		55 (f)
—	15.47	3.76	47	0.75	(c)	0.93	(c)	1.75	(c)	64

$(1.11)	$18.16	5.56%	$34	1.40	%(c)	1.54	%(c)	0.81	%(c)	26%
(0.22)	18.24	19.92	20	1.42		1.56		0.74		55 (f)
—	15.42	3.42	10	1.50	(c)	1.61	(c)	0.88	(c)	64

$(1.21)	$18.37	6.04%	$508	0.50	%(c)	0.54	%(c)	1.71	%(c)	26%
(0.23)	18.45	21.07	476	0.51		0.57		1.62		55 (f)
(0.27)	15.46	10.95	54	0.60		0.71		1.63		64
(0.02)	14.19	(5.27)	25	0.60	(c)(e)	1.32	(c)(e)	1.40	(c)(e)	51

$(1.18)	$18.42	6.00%	$107	0.50	%(c)	0.52	%(c)	1.69	%(c)	26%
(0.23)	18.48	21.04	121	0.50		0.66		1.64		55 (f)
(0.28)	15.49	11.20	86	0.50		0.75		1.72		64
(0.02)	14.20	(5.20)	1,771	0.50	(c)(e)	1.45	(c)(e)	1.51	(c)(e)	51

$(1.19)	$18.51	6.07%	$125,496	0.40	%(c)	0.52	%(c)	1.81	%(c)	26%
(0.24)	18.56	21.26	113,074	0.40		0.56		1.78		55 (f)
(0.26)	15.53	11.23	100,878	0.40		0.62		1.80		64
(0.02)	14.21	(5.12)	86,456	0.40	(c)(e)	0.74	(c)(e)	1.63	(c)(e)	51

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
3/31/2018+	$34.27	$0.17	$1.72	$1.89	$(1.16)	$(5.09)
9/30/2017	31.02	0.38	3.64	4.02	(0.77)	—
9/30/2016	32.13	0.64	1.29	1.93	(0.53)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.31	(1.88)	(1.57)	(0.55)	(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
Class C
3/31/2018+	$34.36	$0.05	$1.72	$1.77	$(0.96)	$(5.09)
9/30/2017	31.19	0.17	3.65	3.82	(0.65)	—
9/30/2016	32.20	0.42	1.30	1.72	(0.22)	(2.51)
12/1/2014 - 9/30/2015#	36.55	0.10	(1.88)	(1.78)	(0.28)	(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
Class R
3/31/2018+	$34.19	$0.11	$1.75	$1.86	$(0.01)	$(5.09)
9/30/2017	30.97	0.26	3.64	3.90	(0.68)	—
9/30/2016	32.08	0.52	1.27	1.79	(0.39)	(2.51)
12/1/2014 - 9/30/2015#	36.45	0.20	(1.87)	(1.67)	(0.41)	(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
Class P
3/31/2018+	$33.95	$0.21	$1.69	$1.90	$(1.44)	$(5.09)
9/30/2017	30.84	0.48	3.61	4.09	(0.98)	—
9/30/2016	32.07	0.72	1.27	1.99	(0.71)	(2.51)
12/1/2014 - 9/30/2015#	36.47	0.39	(1.87)	(1.48)	(0.63)	(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
Institutional Class
3/31/2018+	$33.89	$0.21	$1.70	$1.91	$(1.13)	$(5.09)
9/30/2017	30.76	0.49	3.61	4.10	(0.97)	—
9/30/2016	32.02	0.74	1.26	2.00	(0.75)	(2.51)
12/1/2014 - 9/30/2015#	36.42	0.40	(1.86)	(1.46)	(0.65)	(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
Administrative Class
3/31/2018+	$34.08	$0.18	$1.71	$1.89	$(1.26)	$(5.09)
9/30/2017	30.96	0.42	3.62	4.04	(0.92)	—
9/30/2016	32.14	0.66	1.29	1.95	(0.62)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.33	(1.88)	(1.55)	(0.56)	(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

266	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(6.25)	$29.91		6.14%	$63,753	1.02	%(c)	1.02	%(c)	1.05	%(c)	62%
(0.77)	34.27		13.14	76,586	1.02		1.02		1.19		124	(d)
(3.04)	31.02		6.42	259,711	0.99		0.99		2.12		101
(2.84)	32.13		(4.56)	465,080	0.98	(c)(e)	0.98	(c)(e)	1.08	(c)(e)	73
(1.57)	36.54	(f)	9.47 (f)	483,863	0.97		0.97		1.09		94
(0.49)	34.91		25.49	319,778	0.96		0.96		1.67		81
(2.32)	28.27		9.64	94,347	1.01		1.01		1.91		108

$(6.05)	$30.08		5.73%	$46,797	1.76	%(c)	1.76	%(c)	0.30	%(c)	62%
(0.65)	34.36		12.41	48,905	1.69		1.69		0.51		124	(d)
(2.73)	31.19		5.65	67,423	1.71		1.71		1.40		101
(2.57)	32.20		(5.11)	101,326	1.71	(c)(e)	1.71	(c)(e)	0.34	(c)(e)	73
(1.31)	36.55	(f)	8.66 (f)	127,201	1.70		1.70		0.36		94
(0.27)	34.93		24.55	113,799	1.70		1.70		0.94		81
(2.13)	28.30		8.81	36,917	1.76		1.76		1.16		108

$(5.10)	$30.95		5.92%	$71	1.40	%(c)	1.40	%(c)	0.68	%(c)	62%
(0.68)	34.19		12.79	114	1.42		1.42		0.82		124	(d)
(2.90)	30.97		5.95	1,145	1.43		1.43		1.73		101
(2.70)	32.08		(4.82)	1,592	1.36	(c)(e)	1.36	(c)(e)	0.70	(c)(e)	73
(1.49)	36.45	(f)	9.10 (f)	1,440	1.30		1.30		0.74		94
(0.28)	34.87		24.86	394	1.51		1.51		1.06		81
(2.26)	28.20		9.25	210	1.36		1.36		1.58		108

$(6.53)	$29.32		6.27%	$86,749	0.73	%(c)	0.73	%(c)	1.33	%(c)	62%
(0.98)	33.95		13.52	80,392	0.72		0.72		1.49		124	(d)
(3.22)	30.84		6.67	88,900	0.73		0.73		2.38		101
(2.92)	32.07		(4.32)	160,998	0.69	(c)(e)	0.69	(c)(e)	1.36	(c)(e)	73
(1.64)	36.47	(f)	9.71 (f)	224,860	0.74		0.74		1.32		94
(0.54)	34.84		25.76	251,377	0.75		0.75		1.96		81
(2.36)	28.20		9.84	53,368	0.80		0.86		2.12		108

$(6.22)	$29.58		6.27%	$274,079	0.72	%(c)	0.72	%(c)	1.35	%(c)	62%
(0.97)	33.89		13.58	322,732	0.68		0.68		1.54		124	(d)
(3.26)	30.76		6.73	1,089,974	0.67		0.67		2.47		101
(2.94)	32.02		(4.27)	1,428,098	0.66	(c)(e)	0.66	(c)(e)	1.40	(c)(e)	73
(1.67)	36.42	(f)	9.79 (f)	1,781,193	0.65		0.65		1.41		94
(0.56)	34.80		25.88	1,583,824	0.65		0.65		1.93		81
(2.40)	28.16		10.00	804,646	0.67		0.67		2.26		108

$(6.35)	$29.62		6.17%	$937	0.94	%(c)	0.94	%(c)	1.14	%(c)	62%
(0.92)	34.08		13.30	1,240	0.89		0.89		1.32		124	(d)
(3.13)	30.96		6.52	1,428	0.90		0.90		2.20		101
(2.85)	32.14		(4.49)	1,998	0.89	(c)(e)	0.89	(c)(e)	1.15	(c)(e)	73
(1.52)	36.54	(f)	9.57 (f)	3,783	0.89		0.89		1.22		94
(0.48)	34.84		25.55	12,951	0.90		0.90		1.65		81
(2.33)	28.20		9.70	2,199	0.92		0.92		2.00		108

(c)	Annualized, unless otherwise noted.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Consumer:
Class A
3/31/2018+	$15.76	$(0.01)	$1.28	$1.27	$(0.26)	$(0.62)
9/30/2017	13.60	0.21	2.07	2.28	(0.12)	—
9/30/2016	12.24	0.11	1.31	1.42	(0.06)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.89)	(2.76)	—	—
Institutional Class
3/31/2018+	$15.86	$0.02	$1.28	$1.30	$(0.23)	$(0.62)
9/30/2017	13.68	0.22	2.11	2.33	(0.15)	—
9/30/2016	12.28	0.19	1.28	1.47	(0.07)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.85)	(2.72)	—	—
AllianzGI Emerging Markets Debt:
Class A
3/31/2018+	$14.87	$0.33	$(0.33)	$—	$(0.37)	$(0.11)
9/30/2017	14.89	0.75	0.16	0.91	(0.91)	(0.02)
9/30/2016	13.51	0.71	1.32	2.03	(0.65)	—
12/1/2014 - 9/30/2015#	14.92	0.47	(1.35)	(0.88)	(0.53)	—
9/15/2014* - 11/30/2014	15.00	0.11	(0.19)	(0.08)	—	—
Class C
3/31/2018+	$14.95	$0.32	$(0.39)	$(0.07)	$(0.22)	$(0.11)
9/30/2017	14.96	0.64	0.17	0.81	(0.80)	(0.02)
9/30/2016	13.51	0.61	1.32	1.93	(0.48)	—
12/1/2014 - 9/30/2015#	14.90	0.39	(1.36)	(0.97)	(0.42)	—
9/15/2014* - 11/30/2014	15.00	0.09	(0.19)	(0.10)	—	—
Class P
3/31/2018+	$14.84	$0.38	$(0.38)	$—	$(0.38)	$(0.11)
9/30/2017	14.90	0.77	0.16	0.93	(0.97)	(0.02)
9/30/2016	13.51	0.70	1.35	2.05	(0.66)	—
12/1/2014 - 9/30/2015#	14.92	0.49	(1.34)	(0.85)	(0.56)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.20)	(0.08)	—	—
Institutional Class
3/31/2018+	$14.83	$0.39	$(0.39)	$—	$(0.39)	$(0.11)
9/30/2017	14.88	0.79	0.16	0.95	(0.98)	(0.02)
9/30/2016	13.51	0.72	1.34	2.06	(0.69)	—
12/1/2014 - 9/30/2015#	14.93	0.50	(1.35)	(0.85)	(0.57)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.19)	(0.07)	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

268	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.88)	$16.15	8.17%	$144	1.55	%(c)	9.08	%(c)	(0.13	)%(c)	57%
(0.12)	15.76	16.97	155	1.55		16.84		1.47		122
(0.06)	13.60	11.67	48	1.58		38.88		0.90		91
—	12.24	(18.40)	37	1.65	(c)(d)	9.30	(c)(d)	1.15	(c)(d)	77

$(0.85)	$16.31	8.32%	$51,631	1.20	%(c)	1.51	%(c)	0.21	%(c)	57%
(0.15)	15.86	17.37	43,487	1.20		1.64		1.55		122
(0.07)	13.68	12.06	44,630	1.22		2.04		1.49		91
—	12.28	(18.13)	15,591	1.30	(c)(d)	3.55	(c)(d)	1.14	(c)(d)	77

$(0.48)	$14.39	(0.05)%	$671	1.22	%(c)	1.75	%(c)	4.56	%(c)	49%
(0.93)	14.87	6.41	140	1.20		1.66		5.05		118
(0.65)	14.89	15.39	175	1.20		1.68		5.01		123
(0.53)	13.51	(6.00)	9	1.23	(c)(d)	2.32	(c)(d)	3.97	(c)(d)	125
—	14.92	(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

$(0.33)	$14.55	(0.48)%	$112	1.97	%(c)	2.47	%(c)	4.28	%(c)	49%
(0.82)	14.95	5.64	113	1.95		2.41		4.33		118
(0.48)	14.96	14.56	109	1.95		2.34		4.28		123
(0.42)	13.51	(6.61)	9	1.98	(c)(d)	3.06	(c)(d)	3.23	(c)(d)	125
—	14.90	(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

$(0.49)	$14.35	(0.01)%	$12	1.07	%(c)	1.43	%(c)	5.17	%(c)	49%
(0.99)	14.84	6.55	12	1.05		1.34		5.26		118
(0.66)	14.90	15.57	11	1.05		1.40		5.02		123
(0.56)	13.51	(5.86)	10	1.08	(c)(d)	2.06	(c)(d)	4.12	(c)(d)	125
—	14.92	(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

$(0.50)	$14.33	(0.05)%	$32,010	0.97	%(c)	1.43	%(c)	5.28	%(c)	49%
(1.00)	14.83	6.73	36,313	0.95		1.35		5.35		118
(0.69)	14.88	15.67	43,318	0.95		1.40		5.15		123
(0.57)	13.51	(5.82)	28,557	0.97	(c)(d)	2.07	(c)(d)	4.22	(c)(d)	125
—	14.93	(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	269

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Small-Cap:
Class A
3/31/2018+	$18.36	$(0.02)	$1.34	$1.32	$(0.85)	$(0.47)
9/30/2017	15.15	0.23	2.98	3.21	— (d)	—
9/30/2016	14.04	0.16	1.16	1.32	(0.21)	—
12/1/2014* - 9/30/2015#	15.00	0.26	(1.22)	(0.96)	— (d)	—
Institutional Class
3/31/2018+	$18.04	$0.01	$1.34	$1.35	$(0.76)	$(0.47)
9/30/2017	15.30	0.24	2.95	3.19	(0.45)	—
9/30/2016	14.08	0.30	1.06	1.36	(0.14)	—
12/1/2014* - 9/30/2015#	15.00	0.22	(1.14)	(0.92)	— (d)	—
AllianzGI Europe Equity Dividend:
Class A
3/31/2018+	$16.24	$0.15	$(0.39)	$(0.24)	$(0.38)	$—
9/30/2017	14.32	0.48	2.06	2.54	(0.62)	—
9/30/2016	13.59	0.53	0.60	1.13	(0.40)	—
2/2/2015* - 9/30/2015#	15.00	0.37	(1.78)	(1.41)	—	—
Class C
3/31/2018+	$16.19	$0.10	$(0.40)	$(0.30)	$(0.22)	$—
9/30/2017	14.24	0.50	1.91	2.41	(0.46)	—
9/30/2016	13.52	0.43	0.60	1.03	(0.31)	—
2/2/2015* - 9/30/2015#	15.00	0.28	(1.76)	(1.48)	—	—
Class P
3/31/2018+	$16.35	$0.18	$(0.40)	$(0.22)	$(0.46)	$—
9/30/2017	14.37	0.46	2.11	2.57	(0.59)	—
9/30/2016	13.60	0.44	0.72	1.16	(0.39)	—
2/2/2015* - 9/30/2015#	15.00	0.40	(1.80)	(1.40)	—	—
Institutional Class
3/31/2018+	$16.37	$0.18	$(0.39)	$(0.21)	$(0.39)	$—
9/30/2017	14.34	0.58	2.01	2.59	(0.56)	—
9/30/2016	13.61	0.55	0.62	1.17	(0.44)	—
2/2/2015* - 9/30/2015#	15.00	0.39	(1.78)	(1.39)	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Actual amount rounds to less than $(0.01) per share.
(e)	Certain expenses incurred by the Fund were not annualized.

270	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.32)	$18.36	7.53%	$184	1.85	%(c)	9.58	%(c)	(0.17	)%(c)	69%
— (d)	18.36	21.19	204	1.85		15.72		1.39		121
(0.21)	15.15	9.54	67	1.85		6.84		1.14		147
— (d)	14.04	(6.39)	621	1.85	(c)(e)	9.40	(c)(e)	2.12	(c)(e)	103

$(1.23)	$18.16	7.77%	$10,978	1.50	%(c)	3.65	%(c)	0.16	%(c)	69%
—	18.04	21.69	11,251	1.50		3.38		1.47		121
(0.14)	15.30	9.80	13,367	1.50		4.72		2.08		147
— (d)	14.08	(6.11)	7,921	1.50	(c)(e)	7.77	(c)(e)	1.78	(c)(e)	103

$(0.38)	$15.62	(1.50)%	$749	1.20	%(c)	4.59	%(c)	1.88	%(c)	29%
(0.62)	16.24	18.19	1,475	1.21		5.64		3.08		71
(0.40)	14.32	8.45	49	1.21		10.11		3.81		35
—	13.59	(9.40)	9	1.20	(c)(e)	11.69	(c)(e)	3.86	(c)(e)	16

$(0.22)	$15.67	(1.85)%	$57	1.95	%(c)	5.38	%(c)	1.28	%(c)	29%
(0.46)	16.19	17.25	59	1.99		6.70		3.33		71
(0.31)	14.24	7.70	15	1.96		11.04		3.10		35
—	13.52	(9.87)	11	1.95	(c)(e)	11.78	(c)(e)	2.93	(c)(e)	16

$(0.46)	$15.67	(1.39)%	$113	1.05	%(c)	4.31	%(c)	2.18	%(c)	29%
(0.59)	16.35	18.32	116	1.08		5.34		3.03		71
(0.39)	14.37	8.59	10	1.05		10.71		3.13		35
—	13.60	(9.33)	22	1.05	(c)(e)	11.62	(c)(e)	4.12	(c)(e)	16

$(0.39)	$15.77	(1.33)%	$7,409	0.95	%(c)	4.32	%(c)	2.25	%(c)	29%
(0.56)	16.37	18.50	8,687	1.00		5.74		3.92		71
(0.44)	14.34	8.73	6,273	0.95		9.97		3.90		35
—	13.61	(9.27)	2,915	0.95	(c)(e)	11.18	(c)(e)	4.00	(c)(e)	16

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	271

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
3/31/2018+	$20.52	$0.11	$0.19	$0.30	$(0.21)	$(0.72)
9/30/2017	18.32	0.20	2.00	2.20	— (e)	—
9/30/2016	17.99	0.17	0.66	0.83	(0.22)	(0.28)
12/1/2014 - 9/30/2015#	21.93	0.39	(1.43)	(1.04)	(0.81)	(2.09)
11/30/2014	24.70	0.44	0.31	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
Class C
3/31/2018+	$20.05	$0.04	$0.18	$0.22	$(0.20)	$(0.72)
9/30/2017	18.05	0.08	1.92	2.00	— (e)	—
9/30/2016	17.63	0.08	0.62	0.70	— (e)	(0.28)
12/1/2014 - 9/30/2015#	21.52	0.30	(1.45)	(1.15)	(0.65)	(2.09)
11/30/2014	24.28	0.25	0.32	0.57	(0.47)	(2.86)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
Class R
3/31/2018+	$20.35	$0.08	$0.17	$0.25	$(0.17)	$(0.72)
9/30/2017	18.23	0.16	1.96	2.12	— (e)	—
9/30/2016	17.84	0.16	0.63	0.79	(0.12)	(0.28)
12/1/2014 - 9/30/2015#	21.79	0.36	(1.45)	(1.09)	(0.77)	(2.09)
11/30/2014	24.62	0.40	0.30	0.70	(0.67)	(2.86)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
Class P
3/31/2018+	$20.48	$0.13	$0.19	$0.32	$(0.32)	$(0.72)
9/30/2017	18.36	0.28	1.94	2.22	(0.10)	—
9/30/2016	17.97	0.16	0.71	0.87	(0.20)	(0.28)
12/1/2014 - 9/30/2015#	21.94	0.40	(1.42)	(1.02)	(0.86)	(2.09)
11/30/2014	24.71	0.46	0.33	0.79	(0.70)	(2.86)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Certain expenses incurred by the Fund were not annualized.

272	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.93)	$19.89	1.40%	$2,163	0.97	%(d)	1.30	%(d)	1.10	%(d)	84%
— (e)	20.52	12.01	2,421	1.02		1.35		1.05		192
(0.50)	18.32	4.69	5,198	0.76		1.73	(d)	0.96		79
(2.90)	17.99	(5.30)	1,324	0.63	(d)(f)	4.38	(d)(f)	2.46	(d)(f)	121
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62
(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101
(0.90)	22.04	11.17	841	0.41		4.12		2.40		51

$(0.92)	$19.35	1.00%	$1,368	1.74	%(d)	2.00	%(d)	0.35	%(d)	84%
— (e)	20.05	11.08	1,325	1.77		2.08		0.42		192
(0.28)	18.05	4.02	1,029	1.49		2.69		0.45		79
(2.74)	17.63	(5.95)	1,194	1.37	(d)(f)	5.05	(d)(f)	1.90	(d)(f)	121
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62
(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101
(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51

$(0.89)	$19.71	1.16%	$149	1.34	%(d)	1.66	%(d)	0.76	%(d)	84%
— (e)	20.35	11.63	137	1.35		1.70		0.84		192
(0.40)	18.23	4.50	159	1.01		2.25		0.90		79
(2.86)	17.84	(5.55)	152	0.87	(d)(f)	4.80	(d)(f)	2.27	(d)(f)	121
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62
(0.71)	24.62	16.13	111	0.63		4.28		1.00		101
(0.99)	21.90	10.89	38	0.65		4.16		1.87		51

$(1.04)	$19.76	1.49%	$13,561	0.80	%(d)	1.04	%(d)	1.30	%(d)	84%
(0.10)	20.48	12.18	12,730	0.82		1.11		1.44		192
(0.48)	18.36	4.89	186	0.61		1.47		0.90		79
(2.95)	17.97	(5.19)	53	0.47	(d)(f)	4.07	(d)(f)	2.53	(d)(f)	121
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62
(0.89)	24.71	16.62	41	0.23		3.76		1.65		101
(1.03)	22.08	11.35	17	0.23		3.67		2.32		51

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	273

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation (cont’d)
Institutional Class
3/31/2018+	$20.61	$0.14	$0.20	$0.34	$(0.33)	$(0.72)
9/30/2017	18.37	0.27	1.98	2.25	(0.01)	—
9/30/2016	18.02	0.23	0.65	0.88	(0.25)	(0.28)
12/1/2014 - 9/30/2015#	22.00	0.36	(1.37)	(1.01)	(0.88)	(2.09)
11/30/2014	24.74	0.48	0.34	0.82	(0.70)	(2.86)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
Class R6
3/31/2018+	$20.56	$0.14	$0.19	$0.33	$(0.35)	$(0.72)
9/30/2017	18.38	0.28	1.99	2.27	(0.09)	—
2/1/2016* - 9/30/2016	17.30	0.09	0.99	1.08	—	—
Administrative Class
3/31/2018+	$20.55	$0.12	$0.18	$0.30	$(0.29)	$(0.72)
9/30/2017	18.35	0.23	1.97	2.20	— (e)	—
9/30/2016	17.93	0.21	0.63	0.84	(0.14)	(0.28)
12/1/2014 - 9/30/2015#	21.90	0.42	(1.46)	(1.04)	(0.84)	(2.09)
11/30/2014	24.67	0.42	0.33	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Certain expenses incurred by the Fund were not annualized.

274	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.05)	$19.90	1.55%	$31,779	0.70	%(d)	0.97	%(d)	1.39	%(d)	84%
(0.01)	20.61	12.27	31,783	0.75		1.03		1.42		192
(0.53)	18.37	4.98	37,722	0.51		1.45		1.27		79
(2.97)	18.02	(5.12)	4,714	0.39	(d)(f)	4.10	(d)(f)	2.27	(d)(f)	121
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62
(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101
(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51

$(1.07)	$19.82	1.50%	$230,737	0.70	%(d)	0.94	%(d)	1.39	%(d)	84%
(0.09)	20.56	12.39	231,584	0.70		0.99		1.49		192
—	18.38	6.24	9,029	0.36	(d)	1.36	(d)	0.77	(d)	79

$(1.01)	$19.84	1.35%	$23	0.97	%(d)	1.19	%(d)	1.13	%(d)	84%
— (e)	20.55	11.99	23	1.00		1.25		1.18		192
(0.42)	18.35	4.73	20	0.76		1.89		1.15		79
(2.93)	17.93	(5.29)	19	0.61	(d)(f)	4.29	(d)(f)	2.64	(d)(f)	121
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62
(0.86)	24.67	16.48	20	0.38		3.79		2.09		101
(1.00)	22.04	11.20	17	0.38		3.82		2.17		51

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	275

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Fundamental Strategy:
Class A
3/31/2018+	$15.74	$0.25	$(0.62)	$(0.37)	$(0.11)	$(0.33)
9/30/2017	15.21	0.31	0.75	1.06	(0.33)	(0.20)
9/30/2016	14.71	0.25	0.95	1.20	(0.61)	(0.09)
12/1/2014 - 9/30/2015#	15.95	0.17	(0.85)	(0.68)	(0.56)	—
11/30/2014	15.45	0.26	0.42	0.68	(0.12)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class C
3/31/2018+	$15.69	$0.19	$(0.61)	$(0.42)	$(0.03)	$(0.33)
9/30/2017	15.23	0.21	0.74	0.95	(0.29)	(0.20)
9/30/2016	14.66	0.15	0.94	1.09	(0.43)	(0.09)
12/1/2014 - 9/30/2015#	15.84	0.10	(0.88)	(0.78)	(0.40)	—
11/30/2014	15.40	0.14	0.42	0.56	(0.06)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.01	0.39	0.40	—	—
Class P
3/31/2018+	$15.86	$0.26	$(0.62)	$(0.36)	$(0.12)	$(0.33)
9/30/2017	15.34	0.34	0.75	1.09	(0.37)	(0.20)
9/30/2016	14.77	0.28	0.94	1.22	(0.56)	(0.09)
12/1/2014 - 9/30/2015#	15.98	0.21	(0.88)	(0.67)	(0.54)	—
11/30/2014	15.46	0.28	0.43	0.71	(0.13)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.07	0.39	0.46	—	—
Institutional Class
3/31/2018+	$15.93	$0.27	$(0.63)	$(0.36)	$(0.14)	$(0.33)
9/30/2017	15.36	0.36	0.76	1.12	(0.35)	(0.20)
9/30/2016	14.78	0.31	0.93	1.24	(0.57)	(0.09)
12/1/2014 - 9/30/2015#	15.99	0.22	(0.88)	(0.66)	(0.55)	—
11/30/2014	15.47	0.30	0.42	0.72	(0.14)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.08	0.39	0.47	—	—
AllianzGI Global High Yield:
Class P
3/31/2018+	$15.36	$0.33	$(0.34)	$(0.01)	$(0.30)	$—
5/3/2017* - 9/30/2017	15.00	0.26	0.18	0.44	(0.08)	—
Institutional Class
3/31/2018+	$15.36	$0.34	$(0.34)	$—	$(0.32)	$—
5/3/2017* - 9/30/2017	15.00	0.27	0.17	0.44	(0.08)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

276	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.44)	$14.93		(2.43)%	$71	1.15	%(c)	2.40	%(c)	3.21	%(c)	51%
(0.53)	15.74		7.34	84	1.20	(d)	2.37	(d)	2.04	(c)	49
(0.70)	15.21		8.46	134	1.25		2.27		1.71		37
(0.56)	14.71		(4.37)	140	1.25	(c)(e)	2.29	(c)(e)	1.37	(c)(e)	16
(0.18)	15.95	(f)	4.45 (f)	16	1.25		2.36		1.62		28
—	15.45		3.00	10	1.25	(c)	2.41	(c)	0.96	(c)	2

$(0.36)	$14.91		(2.76)%	$18	1.90	%(c)	3.19	%(c)	2.46	%(c)	51%
(0.49)	15.69		6.53	18	1.93	(d)	3.18	(d)	1.37	(d)	49
(0.52)	15.23		7.64	14	2.00		2.98		1.01		37
(0.40)	14.66		(5.03)	10	2.00	(c)(e)	2.81	(c)(e)	0.75	(c)(e)	16
(0.12)	15.84	(f)	3.69 (f)	11	2.00		3.14		0.88		28
—	15.40		2.67	10	2.00	(c)	3.16	(c)	0.21	(c)	2

$(0.45)	$15.05		(2.33)%	$12	1.00	%(c)	2.11	%(c)	3.34	%(c)	51%
(0.57)	15.86		7.46	12	1.03	(d)	2.11	(d)	2.24	(d)	49
(0.65)	15.34		8.59	11	1.10		1.96		1.92		37
(0.54)	14.77		(4.31)	10	1.10	(c)(e)	1.82	(c)(e)	1.66	(c)(e)	16
(0.19)	15.98	(f)	4.66 (f)	11	1.10		2.14		1.79		28
—	15.46		3.07	10	1.10	(c)	2.16	(c)	1.12	(c)	2

$(0.47)	$15.10		(2.36)%	$16,874	0.90	%(c)	2.15	%(c)	3.46	%(c)	51%
(0.55)	15.93		7.65	16,960	0.93	(d)	2.12	(d)	2.35	(d)	49
(0.66)	15.36		8.69	15,842	1.00		1.93		2.07		37
(0.55)	14.78		(4.20)	19,317	1.00	(c)(e)	1.80	(c)(e)	1.76	(c)(e)	16
(0.20)	15.99	(f)	4.72 (f)	22,115	1.00		2.15		1.90		28
—	15.47		3.13	20,682	1.00	(c)	2.14	(c)	1.23	(c)	2

$(0.30)	$15.05		(0.05)%	$10	0.81	%(c)	1.94	%(c)	4.38	%(c)	55%
(0.08)	15.36		2.91	10	0.80	(c)(e)	2.76	(c)(e)	4.22	(c)(e)	107

$(0.32)	$15.04		(0.04)%	$22,238	0.71	%(c)	1.93	%(c)	4.49	%(c)	55%
(0.08)	15.36		2.96	21,625	0.70	(c)(e)	2.79	(c)(e)	4.32	(c)(e)	107

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	277

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Sustainability:
Class A
3/31/2018+	$17.96	$0.06	$0.76	$0.82	$(0.21)	$(0.44)
9/30/2017	15.80	0.13	2.20	2.33	(0.14)	(0.03)
9/30/2016	14.10	0.14	1.76	1.90	(0.20)	—
12/9/2014* - 9/30/2015#	15.00	0.11	(1.01)	(0.90)	—	—
Class P
3/31/2018+	$18.13	$0.08	$0.77	$0.85	$(0.22)	$(0.44)
9/30/2017	15.91	0.15	2.23	2.38	(0.13)	(0.03)
9/30/2016	14.12	0.17	1.75	1.92	(0.13)	—
12/9/2014* - 9/30/2015#	15.00	0.15	(1.03)	(0.88)	—	—
Institutional Class
3/31/2018+	$18.13	$0.09	$0.75	$0.84	$(0.19)	$(0.44)
9/30/2017	15.92	0.19	2.20	2.39	(0.15)	(0.03)
9/30/2016	14.13	0.22	1.71	1.93	(0.14)	—
12/9/2014* - 9/30/2015#	15.00	0.16	(1.03)	(0.87)	—	—
AllianzGI Global Water:
Class A
3/31/2018+	$15.49	$— (f)	$0.09	$0.09	$(0.04)	$(0.38)
9/30/2017	14.46	0.08	1.08	1.16	(0.05)	(0.08)
9/30/2016	11.99	0.08	2.44	2.52	(0.03)	(0.02)
12/1/2014 - 9/30/2015#	12.70	0.06	(0.74)	(0.68)	(0.03)	—
11/30/2014	12.41	0.07	0.25	0.32	(0.03)	—
11/30/2013	10.26	0.07	2.20	2.27	(0.12)	—
11/30/2012	8.89	0.12	1.30	1.42	(0.05)	—
Class C
3/31/2018+	$14.82	$(0.06)	$0.10	$0.04	$— (e)	$(0.38)
9/30/2017	13.90	(0.01)	1.01	1.00	— (e)	(0.08)
9/30/2016	11.59	(0.02)	2.35	2.33	— (e)	(0.02)
12/1/2014 - 9/30/2015#	12.33	(0.02)	(0.72)	(0.74)	— (e)	—
11/30/2014	12.11	(0.03)	0.25	0.22	— (e)	—
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)	—
11/30/2012	8.70	0.05	1.27	1.32	— (e)	—
Class P
3/31/2018+	$15.57	$0.02	$0.10	$0.12	$(0.13)	$(0.38)
9/30/2017	14.54	0.15	1.04	1.19	(0.08)	(0.08)
9/30/2016	12.05	0.11	2.45	2.56	(0.05)	(0.02)
12/1/2014 - 9/30/2015#	12.80	0.09	(0.75)	(0.66)	(0.09)	—
11/30/2014	12.49	0.09	0.27	0.36	(0.05)	—
11/30/2013	10.30	0.09	2.21	2.30	(0.11)	—
11/30/2012	8.93	0.14	1.30	1.44	(0.07)	—
Institutional Class
3/31/2018+	$15.32	$0.02	$0.09	$0.11	$(0.14)	$(0.38)
9/30/2017	14.33	0.16	1.02	1.18	(0.11)	(0.08)
9/30/2016	11.90	0.11	2.41	2.52	(0.07)	(0.02)
12/1/2014 - 9/30/2015#	12.61	0.09	(0.73)	(0.64)	(0.07)	—
11/30/2014	12.37	0.11	0.24	0.35	(0.11)	—
11/30/2013	10.25	0.09	2.21	2.30	(0.18)	—
11/30/2012	8.88	0.12	1.32	1.44	(0.07)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

278	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.65)	$18.13	4.56%	$481	1.09	%(c)	4.35	%(c)	0.70	%(c)	6%
(0.17)	17.96	14.94	402	1.12		7.55		0.79		27
(0.20)	15.80	13.54	125	1.20		21.93		0.94		20
—	14.10	(6.00)	62	1.20	(c)(d)	15.36	(c)(d)	0.89	(c)(d)	25

$(0.66)	$18.32	4.67%	$64	0.94	%(c)	1.55	%(c)	0.83	%(c)	6%
(0.16)	18.13	15.13	64	0.96		1.62		0.88		27
(0.13)	15.91	13.67	11	1.05		3.44		1.15		20
—	14.12	(5.87)	9	1.05	(c)(d)	8.70	(c)(d)	1.22	(c)(d)	25

$(0.63)	$18.34	4.64%	$28,551	0.84	%(c)	1.52	%(c)	0.94	%(c)	6%
(0.18)	18.13	15.25	26,615	0.89		1.63		1.16		27
(0.14)	15.92	13.77	20,610	0.95		2.04		1.47		20
—	14.13	(5.80)	2,826	0.95	(c)(d)	8.70	(c)(d)	1.32	(c)(d)	25

$(0.42)	$15.16	0.53%	$191,026	1.18	%(c)	1.40	%(c)	0.03	%(c)	22%
(0.13)	15.49	8.18	190,693	1.33		1.44		0.59		29
(0.05)	14.46	21.06	237,785	1.49		1.49		0.62		55
(0.03)	11.99	(5.37)	128,465	1.44	(c)(d)	1.44	(c)(d)	0.58	(c)(d)	66
—	12.70	2.57	138,219	1.46		1.46		0.55		28
(0.12)	12.41	22.31	118,252	1.54		1.54		0.63		28
(0.05)	10.26	16.12	59,611	1.57		1.60		1.27		73

$(0.38)	$14.48	0.21%	$88,946	1.94	%(c)	2.16	%(c)	(0.74	)%(c)	22%
(0.08)	14.82	7.32	89,250	2.07		2.19		(0.07)		29
(0.02)	13.90	20.13	92,028	2.25		2.25		(0.18)		55
—	11.59	(6.00)	69,700	2.23	(c)(d)	2.23	(c)(d)	(0.21	)(c)(d)	66
—	12.33	1.82	77,082	2.23		2.23		(0.26)		28
(0.05)	12.11	21.41	51,767	2.33		2.33		(0.18)		28
—	10.02	15.17	25,870	2.33		2.41		0.48		73

$(0.51)	$15.18	0.68%	$229,681	0.92	%(c)	1.14	%(c)	0.29	%(c)	22%
(0.16)	15.57	8.40	210,746	1.04		1.16		1.02		29
(0.07)	14.54	21.37	125,532	1.24		1.24		0.82		55
(0.09)	12.05	(5.17)	82,847	1.16	(c)(d)	1.16	(c)(d)	0.84	(c)(d)	66
(0.05)	12.80	2.87	84,835	1.21		1.21		0.67		28
(0.11)	12.49	22.58	42,448	1.34		1.34		0.81		28
(0.07)	10.30	16.22	16,820	1.41		1.47		1.49		73

$(0.52)	$14.91	0.66%	$155,001	0.90	%(c)	1.12	%(c)	0.31	%(c)	22%
(0.19)	15.32	8.49	142,353	1.01		1.15		1.13		29
(0.09)	14.33	21.32	68,550	1.21		1.21		0.86		55
(0.07)	11.90	(5.08)	30,004	1.17	(c)(d)	1.17	(c)(d)	0.87	(c)(d)	66
(0.11)	12.61	2.82	23,685	1.15		1.15		0.84		28
(0.18)	12.37	22.77	14,429	1.19		1.19		0.77		28
(0.07)	10.25	16.44	3,105	1.29		1.29		1.28		73

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Actual amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	279

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
3/31/2018+	$9.31	$0.23	$(0.40)	$(0.17)	$(0.23)	$—
9/30/2017	9.14	0.48	0.18	0.66	(0.49)	—
9/30/2016	8.92	0.53	0.24	0.77	(0.55)	—
12/1/2014 - 9/30/2015#	9.85	0.47	(0.91)	(0.44)	(0.49)	—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
Class C
3/31/2018+	$9.30	$0.20	$(0.40)	$(0.20)	$(0.20)	$—
9/30/2017	9.12	0.42	0.20	0.62	(0.44)	—
9/30/2016	8.90	0.46	0.24	0.70	(0.48)	—
12/1/2014 - 9/30/2015#	9.83	0.42	(0.91)	(0.49)	(0.44)	—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
Class R
3/31/2018+	$8.94	$0.19	$(0.37)	$(0.18)	$(0.21)	$—
9/30/2017	8.79	0.43	0.18	0.61	(0.46)	—
9/30/2016	8.61	0.48	0.22	0.70	(0.52)	—
12/1/2014 - 9/30/2015#	9.53	0.43	(0.90)	(0.47)	(0.45)	—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
Class P
3/31/2018+	$8.96	$0.23	$(0.38)	$(0.15)	$(0.25)	$—
9/30/2017	8.80	0.50	0.19	0.69	(0.53)	—
9/30/2016	8.62	0.53	0.23	0.76	(0.58)	—
12/1/2014 - 9/30/2015#	9.53	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
Institutional Class
3/31/2018+	$8.98	$0.23	$(0.37)	$(0.14)	$(0.25)	$—
9/30/2017	8.83	0.50	0.18	0.68	(0.53)	—
9/30/2016	8.64	0.53	0.24	0.77	(0.58)	—
12/1/2014 - 9/30/2015#	9.55	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
Administrative Class
3/31/2018+	$8.84	$0.22	$(0.38)	$(0.16)	$(0.24)	$—
9/30/2017	8.70	0.48	0.17	0.65	(0.51)	—
9/30/2016	8.52	0.50	0.22	0.72	(0.54)	—
12/1/2014 - 9/30/2015#	9.51	0.46	(0.94)	(0.48)	(0.51)	—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

280	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.23)	$8.91		(1.88)%	$36,738	1.08	%(c)	1.08	%(c)	4.91	%(c)	21%
(0.49)	9.31		7.42	58,525	1.09		1.09		5.19		37
(0.55)	9.14		9.08	58,004	0.98		0.98		6.02		59
(0.49)	8.92		(4.72)	34,151	1.03	(c)(d)	1.03	(c)(d)	5.88	(c)(d)	47
(0.76)	9.85	(e)	2.39 (e)	76,274	0.94		0.94		5.93		66
(0.69)	10.36		8.98	73,920	0.91		0.91		6.49		67
(0.86)	10.16		14.34	109,668	0.89		0.90		7.21		86

$(0.20)	$8.90		(2.18)%	$9,836	1.73	%(c)	1.73	%(c)	4.27	%(c)	21%
(0.44)	9.30		6.90	11,723	1.70		1.70		4.59		37
(0.48)	9.12		8.32	14,815	1.71		1.71		5.28		59
(0.44)	8.90		(5.24)	17,866	1.68	(c)(d)	1.68	(c)(d)	5.24	(c)(d)	47
(0.69)	9.83	(e)	1.57 (e)	23,249	1.68		1.68		5.23		66
(0.61)	10.35		8.14	27,525	1.70		1.70		5.68		67
(0.79)	10.15		13.54	30,692	1.68		1.68		6.43		86

$(0.21)	$8.55		(2.09)%	$820	1.60	%(c)	1.60	%(c)	4.40	%(c)	21%
(0.46)	8.94		7.12	1,048	1.44		1.44		4.84		37
(0.52)	8.79		8.62	1,310	1.34		1.34		5.65		59
(0.45)	8.61		(5.20)	1,126	1.46	(c)(d)	1.46	(c)(d)	5.47	(c)(d)	47
(0.72)	9.53	(e)	1.91 (e)	2,823	1.43		1.45		5.48		66
(0.67)	10.05		8.72	2,851	1.15		1.32		6.24		67
(0.84)	9.88		14.05	2,111	1.15		1.25		6.95		86

$(0.25)	$8.56		(1.75)%	$20,700	0.68	%(c)	0.68	%(c)	5.30	%(c)	21%
(0.53)	8.96		8.07	35,931	0.67		0.67		5.62		37
(0.58)	8.80		9.31	57,378	0.69		0.69		6.30		59
(0.52)	8.62		(4.36)	63,324	0.64	(c)(d)	0.64	(c)(d)	6.29	(c)(d)	47
(0.79)	9.53	(e)	2.63 (e)	47,385	0.71		0.71		6.21		66
(0.71)	10.05		9.27	77,649	0.74		0.74		6.64		67
(0.87)	9.87		14.48	19,497	0.74		0.79		7.39		86

$(0.25)	$8.59		(1.62)%	$140,942	0.72	%(c)	0.72	%(c)	5.28	%(c)	21%
(0.53)	8.98		7.91	155,022	0.69		0.69		5.61		37
(0.58)	8.83		9.41	227,149	0.66		0.66		6.31		59
(0.52)	8.64		(4.32)	173,030	0.63	(c)(d)	0.63	(c)(d)	6.29	(c)(d)	47
(0.80)	9.55	(e)	2.59 (e)	163,567	0.64		0.64		6.27		66
(0.72)	10.08		9.35	139,306	0.62		0.62		6.76		67
(0.89)	9.90		14.68	121,362	0.63		0.63		7.47		86

$(0.24)	$8.44		(1.84)%	$61	0.88	%(c)	0.88	%(c)	5.02	%(c)	21%
(0.51)	8.84		7.75	1,490	0.86		0.86		5.45		37
(0.54)	8.70		8.97	2,086	1.07		1.07		5.94		59
(0.51)	8.52		(5.30)	2,073	0.98	(c)(d)	0.98	(c)(d)	5.90	(c)(d)	47
(0.76)	9.51	(e)	2.27 (e)	34,714	0.97		0.97		5.93		66
(0.70)	10.04		9.02	32,789	0.90		0.91		6.49		67
(0.87)	9.87		14.54	27,274	0.90		1.14		8.92		86

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	281

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Growth:
Class A
3/31/2018+	$19.73	$(0.01)		$1.09	$1.08	$(0.31)	$(2.35)
9/30/2017	16.37	0.04		3.32	3.36	— (d)	—
9/30/2016	14.13	0.09		2.29	2.38	(0.14)	—
2/2/2015* - 9/30/2015#	15.00	0.11		(0.98)	(0.87)	—	—
Institutional Class
3/31/2018+	$19.90	$—	(f)	$1.12	$1.12	$(0.12)	$(2.35)
9/30/2017	16.49	0.08		3.35	3.43	(0.02)	—
9/30/2016	14.15	0.11		2.33	2.44	(0.10)	—
2/2/2015* - 9/30/2015#	15.00	0.14		(0.99)	(0.85)	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Actual amount rounds to less than $(0.01) per share.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Actual amount rounds to less than $0.01 per share.

282	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.66)	$18.15	5.71%	$218	1.05	%(c)	1.96	%(c)	(0.13	)%(c)	10%
— (d)	19.73	20.53	72	1.12		1.82		0.23		18
(0.14)	16.37	16.97	51	1.20		6.68		0.60		20
—	14.13	(5.80)	10	1.20	(c)(e)	8.22	(c)(e)	1.12	(c)(e)	3

$(2.47)	$18.55	5.85%	$19,899	0.80	%(c)	1.69	%(c)	0.02	%(c)	10%
(0.02)	19.90	20.82	18,582	0.87		1.49		0.49		18
(0.10)	16.49	17.34	28,386	0.95		5.77		0.75		20
—	14.15	(5.67)	2,874	0.95	(c)(e)	7.99	(c)(e)	1.38	(c)(e)	3

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	283

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
3/31/2018+	$41.19	$(0.09)	$4.46	$4.37	$(0.25)	$(0.68)
9/30/2017	34.57	— (d)	6.93	6.93	(0.31)	—
9/30/2016	34.53	0.10	1.67	1.77	(0.28)	(1.45)
12/1/2014 - 9/30/2015#	35.77	0.26	2.24	2.50	(0.14)	(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
11/30/2013	31.89	0.09	10.32	10.41	— (g)	—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
Class C
3/31/2018+	$40.01	$(0.27)	$4.34	$4.07	$(0.10)	$(0.68)
9/30/2017	33.78	(0.19)	6.67	6.48	(0.25)	—
9/30/2016	33.94	(0.12)	1.61	1.49	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.33	0.06	2.18	2.24	(0.03)	(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
Class R
3/31/2018+	$40.46	$(0.16)	$4.37	$4.21	$(0.51)	$(0.68)
9/30/2017	34.07	0.01	6.70	6.71	(0.32)	—
9/30/2016	34.03	0.03	1.63	1.66	(0.17)	(1.45)
12/1/2014 - 9/30/2015#	35.30	0.16	2.23	2.39	(0.06)	(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
Class P
3/31/2018+	$41.33	$(0.07)	$4.48	$4.41	$(0.49)	$(0.68)
9/30/2017	34.66	0.19	6.82	7.01	(0.34)	—
9/30/2016	34.49	0.18	1.64	1.82	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.65	0.28	2.25	2.53	(0.09)	(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
Institutional Class
3/31/2018+	$42.85	$(0.07)	$4.65	$4.58	$(0.55)	$(0.68)
9/30/2017	35.91	0.36	6.92	7.28	(0.34)	—
9/30/2016	35.65	0.10	1.81	1.91	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	36.68	0.29	2.34	2.63	(0.06)	(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
Class R6
3/31/2018+	$42.90	$(0.02)	$4.62	$4.60	$(0.64)	$(0.68)
9/30/2017	35.94	0.22	7.09	7.31	(0.35)	—
2/1/2016* - 9/30/2016	33.52	0.34	2.08	2.42	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

284	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.93)	$44.63		10.70%	$9,518	1.25	%(c)	1.71	%(c)	(0.39	)%(c)	23%
(0.31)	41.19	(e)	20.34 (e)	6,068	1.36		1.93		0.01		67
(1.73)	34.57		5.07	13,524	1.45		1.68		0.30		76
(3.74)	34.53		7.83	11,816	1.45	(c)(f)	1.63	(c)(f)	0.88	(c)(f)	39
(4.21)	35.77		(5.84)	5,290	1.45		1.76		0.23		77
— (g)	42.30		32.64	4,569	1.45		1.83		0.23		92
(0.64)	31.89		15.13	2,773	1.50		1.76		0.53		117

$(0.78)	$43.30		10.25%	$3,516	2.08	%(c)	2.32	%(c)	(1.28	)%(c)	23%
(0.25)	40.01	(e)	19.39 (e)	2,829	2.14		2.50		(0.56)		67
(1.65)	33.78		4.30	3,232	2.19		2.54		(0.35)		76
(3.63)	33.94		7.14	2,837	2.19	(c)(f)	2.42	(c)(f)	0.20	(c)(f)	39
(3.88)	35.33		(6.52)	1,135	2.19		2.45		(0.47)		77
(0.02)	41.78		31.67	702	2.20		2.43		(0.46)		92
(0.23)	31.75		14.26	531	2.26		2.37		(0.24)		117

$(1.19)	$43.48		10.53%	$360	1.59	%(c)	1.84	%(c)	(0.74	)%(c)	23%
(0.32)	40.46	(e)	19.98 (e)	264	1.64		2.11		0.02		67
(1.62)	34.07		4.81	130	1.70		2.17		0.09		76
(3.66)	34.03		7.60	100	1.70	(c)(f)	2.09	(c)(f)	0.57	(c)(f)	39
(4.53)	35.30		(6.06)	73	1.70		2.10		0.19		77
(0.36)	42.23		32.29	27	1.70		1.96		0.05		92
(0.20)	32.25		14.86	12	1.74		1.90		0.26		117

$(1.17)	$44.57		10.77%	$65,371	1.10	%(c)	1.31	%(c)	(0.31	)%(c)	23%
(0.34)	41.33	(e)	20.55 (e)	55,843	1.17		1.42		0.55		67
(1.65)	34.66		5.25	40,183	1.28		1.44		0.54		76
(3.69)	34.49		7.96	36,377	1.28	(c)(f)	1.37	(c)(f)	0.97	(c)(f)	39
(4.07)	35.65		(5.68)	27,882	1.29		1.54		0.41		77
(0.35)	41.97		32.86	33,574	1.30		1.52		0.45		92
(0.19)	31.92		15.32	28,996	1.31		1.52		0.68		117

$(1.23)	$46.20		10.81%	$71,443	1.06	%(c)	1.30	%(c)	(0.29	)%(c)	23%
(0.34)	42.85	(e)	20.58 (e)	67,921	1.11		1.43		0.94		67
(1.65)	35.91		5.31	29,031	1.21		1.48		0.28		76
(3.66)	35.65		8.04	59,061	1.21	(c)(f)	1.39	(c)(f)	0.97	(c)(f)	39
(3.98)	36.68		(5.61)	55,743	1.21		1.46		0.53		77
(0.31)	42.94		32.96	71,875	1.21		1.44		0.46		92
(0.37)	32.60		15.50	88,301	1.20		1.38		0.80		117

$(1.32)	$46.18		10.84%	$39,721	1.00	%(c)	1.25	%(c)	(0.09	)%(c)	23%
(0.35)	42.90	(e)	20.66 (e)	17,804	1.05		1.42		0.60		67
—	35.94		7.22	15,534	1.11	(c)	1.56	(c)	1.48	(c)	76

(c)	Annualized, unless otherwise noted.
(d)	Actual amount rounds to less than $0.01 per share.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Certain expenses incurred by the Fund were not annualized.
(g)	Actual amount rounds to less than $(0.01) per share.

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	285

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
3/31/2018+	$15.85	$(0.11)	$0.09		$(0.02)	$(0.89)
9/30/2017	14.73	(0.18)	2.72		2.54	(1.42)
9/30/2016	13.99	(0.18)	1.75		1.57	(0.83)
12/1/2014 - 9/30/2015#	14.88	(0.17)	0.54		0.37	(1.26)
11/30/2014	16.06	(0.21)	—	(e)	(0.21)	(0.97)
11/30/2013	11.62	(0.20)	5.57		5.37	(0.93)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85		1.78	—
Class P
3/31/2018+	$15.94	$(0.10)	$0.09		$(0.01)	$(0.89)
9/30/2017	14.80	(0.17)	2.73		2.56	(1.42)
9/30/2016	14.05	(0.16)	1.74		1.58	(0.83)
12/1/2014 - 9/30/2015#	14.92	(0.16)	0.55		0.39	(1.26)
11/30/2014	16.08	(0.19)	—	(e)	(0.19)	(0.97)
11/30/2013	11.61	(0.17)	5.57		5.40	(0.93)
11/30/2012	12.20	(0.10)	1.47		1.37	(1.96)
Institutional Class
3/31/2018+	$16.03	$(0.10)	$0.08		$(0.02)	$(0.89)
9/30/2017	14.87	(0.17)	2.75		2.58	(1.42)
9/30/2016	14.11	(0.16)	1.75		1.59	(0.83)
12/1/2014 - 9/30/2015#	14.99	(0.16)	0.54		0.38	(1.26)
11/30/2014	16.15	(0.19)	—	(e)	(0.19)	(0.97)
11/30/2013	11.65	(0.15)	5.58		5.43	(0.93)
11/30/2012	12.22	(0.10)	1.49		1.39	(1.96)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Actual amount rounds to less than $0.01 per share.

286	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$14.94	(0.19)%	$2,595	1.62	%(c)	2.18	%(c)	(1.41	)%(c)	21%
15.85	18.74	3,031	1.62		2.18		(1.27)		32
14.73	11.47	3,388	1.62		2.16		(1.26)		39
13.99	2.77	15,305	1.62	(c)(d)	2.07	(c)(d)	(1.35	)(c)(d)	55
14.88	(1.11)	4,684	1.66		2.10		(1.40)		48
16.06	50.11	1,065	1.80		2.07		(1.45)		63
11.62	18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

$15.04	(0.12)%	$1,490	1.54	%(c)	1.93	%(c)	(1.33	)%(c)	21%
15.94	18.79	1,568	1.54		1.89		(1.19)		32
14.80	11.50	1,289	1.54		1.85		(1.17)		39
14.05	2.91	2,264	1.51	(c)(d)	1.80	(c)(d)	(1.24	)(c)(d)	55
14.92	(0.98)	1,550	1.52		1.81		(1.21)		48
16.08	50.42	2,192	1.63		1.90		(1.25)		63
11.61	13.90	332	1.65		1.99		(0.85)		62

$15.12	(0.18)%	$21,461	1.54	%(c)	1.94	%(c)	(1.33	)%(c)	21%
16.03	18.84	27,984	1.54		1.93		(1.20)		32
14.87	11.53	30,768	1.54		1.91		(1.17)		39
14.11	2.83	34,575	1.54	(c)(d)	1.80	(c)(d)	(1.26	)(c)(d)	55
14.99	(0.97)	33,513	1.54		1.80		(1.25)		48
16.15	50.51	41,713	1.54		2.01		(1.10)		63
11.65	14.09	27,343	1.54		1.84		(0.90)		62

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	287

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
3/31/2018+	$17.24	$0.09	$1.52	$1.61		$(0.16)	$(0.07)
9/30/2017	14.31	0.40	2.85	3.25		(0.32)	—
9/30/2016	12.34	0.47	1.90	2.37		(0.40)	—
12/1/2014 - 9/30/2015#	15.45	0.49	(2.74)	(2.25)		(0.62)	(0.24)
11/30/2014	15.42	0.37	0.08	0.45		(0.42)	—
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62		(0.20)	—
Class C
3/31/2018+	$17.33	$0.01	$1.55	$1.56	$	—(h )	$(0.07)
9/30/2017	14.29	0.34	2.81	3.15		(0.11)	—
9/30/2016	12.31	0.32	1.96	2.28		(0.30)	—
12/1/2014 - 9/30/2015#	15.40	0.36	(2.68)	(2.32)		(0.53)	(0.24)
11/30/2014	15.35	0.28	0.05	0.33		(0.28)	—
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50		(0.15)	—
Class P
3/31/2018+	$17.13	$0.08	$1.53	$1.61		$(0.07)	$(0.07)
9/30/2017	14.31	0.46	2.78	3.24		(0.42)	—
9/30/2016	12.46	0.62	1.80	2.42		(0.57)	—
12/1/2014 - 9/30/2015#	15.56	0.49	(2.74)	(2.25)		(0.61)	(0.24)
11/30/2014	15.45	0.43	0.05	0.48		(0.37)	—
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63		(0.18)	—
Institutional Class
3/31/2018+	$17.49	$0.09	$1.57	$1.66		$(0.17)	$(0.07)
9/30/2017	14.46	0.44	2.91	3.35		(0.32)	—
9/30/2016	12.47	0.43	2.01	2.44		(0.45)	—
12/1/2014 - 9/30/2015#	15.57	0.51	(2.74)	(2.23)		(0.63)	(0.24)
11/30/2014	15.46	0.46	0.03	0.49		(0.38)	—
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65		(0.19)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of year net asset value (“NAV”) and total return by $0.02 and 0.15%, respectively, for Class A, $0.02 and 0.14%, respectively, for Class C, $0.02 and 0.14%, respectively, for Class P and $0.01 and 0.07%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $17.22 and 22.92%, respectively, for Class A, $17.31 and 21.92%, respectively, for Class C, $17.11 and 23.08%, respectively, for Class P and $17.48 and 23.26%, respectively for Institutional Class. See Note 7(a) in the Notes to Financial Statements.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Certain expenses incurred by the Fund were not annualized.
(h)	Actual amount rounds to less than $(0.01) per share.

288	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.23)	$18.62		9.41%		$63,132	1.14	%(c)	1.82	%(c)	0.99	%(c)	62%
(0.32)	17.24	(d)	23.07	(d)	11,026	1.22	(e)	3.32	(e)	2.58	(e)	120
(0.40)	14.31	(f)	19.57	(f)	2,141	1.39		7.84		3.62		104
(0.86)	12.34		(15.12)		207	1.55	(c)(g)	6.55	(c)(g)	4.13	(c)(g)	93
(0.42)	15.45		2.94		110	1.55		4.86		2.33		85
(0.20)	15.42		4.14		19	1.55	(c)	17.07	(c)	2.41	(c)	67

$(0.07)	$18.82		9.01%		$1,165	1.89	%(c)	2.61	%(c)	0.06	%(c)	62%
(0.11)	17.33	(d)	22.06	(d)	527	1.95	(e)	4.00	(e)	2.16	(e)	120
(0.30)	14.29	(f)	18.80	(f)	113	2.16		8.01		2.49		104
(0.77)	12.31		(15.62)		104	2.30	(c)(g)	7.39	(c)(g)	3.12	(c)(g)	93
(0.28)	15.40		2.19		73	2.30		5.60		1.82		85
(0.15)	15.35		3.40		25	2.30	(c)	19.41	(c)	1.00	(c)	67

$(0.14)	$18.60		9.46%		$24,108	0.98	%(c)	1.66	%(c)	0.87	%(c)	62%
(0.42)	17.13	(d)	23.22	(d)	19,899	1.05	(e)	3.00	(e)	2.99	(e)	120
(0.57)	14.31	(f)	19.95	(f)	139	1.20		7.47		4.67		104
(0.85)	12.46		(15.03)		9	1.39	(c)(g)	5.87	(c)(g)	4.12	(c)(g)	93
(0.37)	15.56		3.13		11	1.39		4.64		2.77		85
(0.18)	15.45		4.25		11	1.41	(c)	7.72	(c)	2.49	(c)	67

$(0.24)	$18.91		9.53%		$57,527	0.89	%(c)	1.59	%(c)	1.02	%(c)	62%
(0.32)	17.49	(d)	23.33	(d)	34,444	0.95	(e)	2.87	(e)	2.71	(e)	120
(0.45)	14.46	(f)	19.95	(f)	6,370	1.17		6.98		3.35		104
(0.87)	12.47		(14.91)		6,688	1.30	(c)(g)	5.93	(c)(g)	4.25	(c)(g)	93
(0.38)	15.57		3.18		7,889	1.30		4.63		2.96		85
(0.19)	15.46		4.38		6,470	1.30	(c)	7.78	(c)	2.70	(c)	67

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	289

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Small-Cap Value:
Class A
3/31/2018+	$20.71	$0.08		$0.34	$0.42	$(0.41)	$—
9/30/2017	18.19	0.22		2.86	3.08	(0.56)	—
9/30/2016	18.19	0.46		0.61	1.07	(0.68)	(0.39)
12/1/2014 - 9/30/2015#	21.37	0.40		(1.22)	(0.82)	(0.57)	(1.79)
11/30/2014	21.06	0.39		0.62	1.01	(0.26)	(0.44)
11/30/2013	17.10	0.35		4.03	4.38	(0.33)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.07		2.03	2.10	—	—
Class C
3/31/2018+	$19.70	$—	(e)	$0.33	$0.33	$— (e)	$—
9/30/2017	17.90	0.14		2.63	2.77	(0.97)	—
9/30/2016	17.91	0.26		0.66	0.92	(0.54)	(0.39)
12/1/2014 - 9/30/2015#	21.11	0.28		(1.21)	(0.93)	(0.48)	(1.79)
11/30/2014	21.04	0.23		0.63	0.86	(0.35)	(0.44)
11/30/2013	17.04	0.16		4.09	4.25	(0.16)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.09		1.95	2.04	—	—
Class P
3/31/2018+	$20.05	$0.11		$0.32	$0.43	$(0.42)	$—
9/30/2017	18.33	0.39		2.58	2.97	(1.25)	—
9/30/2016	18.40	0.46		0.63	1.09	(0.77)	(0.39)
12/1/2014 - 9/30/2015#	21.70	0.46		(1.27)	(0.81)	(0.70)	(1.79)
11/30/2014	21.27	0.44		0.62	1.06	(0.19)	(0.44)
11/30/2013	17.11	0.39		4.05	4.44	(0.19)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.16		1.95	2.11	—	—
Institutional Class
3/31/2018+	$20.81	$0.12		$0.33	$0.45	$(0.55)	$—
9/30/2017	18.69	0.35		2.77	3.12	(1.00)	—
9/30/2016	18.49	0.42		0.71	1.13	(0.54)	(0.39)
12/1/2014 - 9/30/2015#	21.59	0.46		(1.25)	(0.79)	(0.52)	(1.79)
11/30/2014	21.28	0.45		0.63	1.08	(0.33)	(0.44)
11/30/2013	17.12	0.43		4.03	4.46	(0.21)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.17		1.95	2.12	—	—
Class R6
3/31/2018+	$19.90	$0.12		$0.32	$0.44	$(0.43)	$—
9/30/2017	18.35	0.35		2.61	2.96	(1.41)	—
9/30/2016	18.49	0.52		0.62	1.14	(0.89)	(0.39)
9/8/2015* - 9/30/2015#	19.04	0.04		(0.59)	(0.55)	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

290	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.41)	$20.72	2.02%	$1,362	1.30	%(c)	7.37	%(c)	0.81	%(c)	22%
(0.56)	20.71	17.71	1,362	1.30		7.02		1.21		48
(1.07)	18.19	6.04	7,397	1.30		4.50		2.62		95
(2.36)	18.19	(4.14)	1,657	1.46	(c)(d)	3.08	(c)(d)	2.43	(c)(d)	74
(0.70)	21.37	4.98	2,736	1.45		2.64		1.80		76
(0.42)	21.06	26.08	2,272	1.45		4.81		1.81		50
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$— (e)	$20.03	1.67%	$294	2.05	%(c)	7.63	%(c)	—	%(c)(f)	22%
(0.97)	19.70	16.83	488	2.05		7.31		0.78		48
(0.93)	17.90	5.26	928	2.07		5.04		1.49		95
(2.27)	17.91	(4.78)	1,250	2.21	(c)(d)	3.91	(c)(d)	1.73	(c)(d)	74
(0.79)	21.11	4.24	1,340	2.20		3.40		1.07		76
(0.25)	21.04	25.20	521	2.20		5.66		0.80		50
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(0.42)	$20.06	2.15%	$50	1.05	%(c)	6.29	%(c)	1.04	%(c)	22%
(1.25)	20.05	17.98	62	1.08		6.63		2.20		48
(1.16)	18.33	6.14	69	1.16		4.08		2.58		95
(2.49)	18.40	(4.03)	47	1.31	(c)(d)	2.92	(c)(d)	2.74	(c)(d)	74
(0.63)	21.70	5.17	39	1.30		2.39		1.98		76
(0.28)	21.27	26.28	14	1.31		4.63		2.04		50
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(0.55)	$20.71	2.18%	$1,846	1.01	%(c)	6.26	%(c)	1.11	%(c)	22%
(1.00)	20.81	18.11	1,928	1.03		6.32		1.88		48
(0.93)	18.69	6.25	1,889	1.08		3.84		2.29		95
(2.31)	18.49	(3.92)	6,832	1.21	(c)(d)	2.82	(c)(d)	2.75	(c)(d)	74
(0.77)	21.59	5.27	13,979	1.20		2.31		2.03		76
(0.30)	21.28	26.40	11,873	1.21		4.66		2.22		50
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

$(0.43)	$19.91	2.20%	$544	0.95	%(c)	6.24	%(c)	1.17	%(c)	22%
(1.41)	19.90	18.10	752	0.95		6.18		1.96		48
(1.28)	18.35	6.41	1,667	0.95		4.92		2.90		95
—	18.49	(2.89)	10	1.10	(c)(d)	3.29	(c)(d)	3.68	(c)(d)	74

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Actual amount rounds to less than 0.01%

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	291

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Loss	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Performance Fee Managed Futures Strategy†:
Class P
12/18/2017* - 3/31/2018+	$10.00	$0.04	$(0.38)	$(0.34)	$—
Institutional Class
12/18/2017* - 3/31/2018+	$10.00	$0.04	$(0.39)	$(0.35)	$—
Class R6
12/18/2017* - 3/31/2018+	$10.00	$0.04	$(0.37)	$(0.33)	$—
AllianzGI Performance Fee Structured US Equity:
Class P
12/18/2017* - 3/31/2018+	$10.00	$0.09	$(0.33)	$(0.24)	$—
Institutional Class
12/18/2017* - 3/31/2018+	$10.00	$0.20	$(0.44)	$(0.24)	$—
Class R6
12/18/2017* - 3/31/2018+	$10.00	$0.09	$(0.33)	$(0.24)	$—
AllianzGI Performance Fee Structured US Fixed Income:
Class P
12/18/2017* - 3/31/2018+	$10.00	$0.05	$(0.23)	$(0.18)	$—
Institutional Class
12/18/2017* - 3/31/2018+	$10.00	$0.05	$(0.23)	$(0.18)	$—
Class R6
12/18/2017* - 3/31/2018+	$10.00	$0.05	$(0.23)	$(0.18)	$—
AllianzGI Real Estate Debt:
Class P
12/27/2017* - 3/31/2018+	$15.00	$0.06	$(0.02)	$0.04	$(0.06)
Institutional Class
12/27/2017* - 3/31/2018+	$15.00	$0.06	$(0.01)	$0.05	$(0.07)

†	The Fund’s financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund, Ltd., which is a wholly-owned subsidiary of the Fund. See Note 14.
+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Actual amount rounds to less than 0.01%.
(f)	Actual amount rounds to less than 1%.

292	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.66	(3.40)%	$10	0.19	%(c)(d)	3.70	%(c)(d)	1.46	%(c)(d)	152%

$9.65	(3.50)%	$252	0.15	%(c)(d)	3.27	%(c)(d)	1.60	%(c)(d)	152%

$9.67	(3.30)%	$15,027	0.09	%(c)(d)	3.70	%(c)(d)	1.56	%(c)(d)	152%

$9.76	(2.40)%	$10	0.02	%(c)(d)	1.87	%(c)(d)	3.17	%(c)(d)	1%

$9.76	(2.40)%	$60	0.07	%(c)(d)	2.01	%(c)(d)	7.27	%(c)(d)	1%

$9.76	(2.40)%	$24,653	0.02	%(c)(d)	1.89	%(d)(c)	3.18	%(c)(d)	1%

$9.82	(1.80)%	$10	—	%(c)(d)(e)	1.58	%(c)(d)	1.69	%(c)(d)	—	%(f)

$9.82	(1.80)%	$10	—	%(c)(d)(e)	1.58	%(c)(d)	1.69	%(c)(d)	—	%(f)

$9.82	(1.80)%	$24,574	—	%(c)(d)(e)	1.61	%(c)(d)	1.69	%(c)(d)	—	%(f)

$14.98	0.28%	$10	0.68	%(c)(d)	3.57	%(c)(d)	1.50	%(c)(d)	15%

$14.98	0.31%	$10,077	0.58	%(c)(d)	3.59	%(c)(d)	1.61	%(c)(d)	15%

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	293

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
3/31/2018+	$15.18	$0.29	$(0.23)	$0.06	$(0.35)	$—
9/30/2017	15.29	0.60	0.04	0.64	(0.75)	—
9/30/2016	15.04	0.72	0.38	1.10	(0.85)	—
12/1/2014 - 9/30/2015#	15.59	0.57	(0.46)	0.11	(0.66)	—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
Class C
3/31/2018+	$15.15	$0.27	$(0.22)	$0.05	$(0.34)	$—
9/30/2017	15.27	0.56	0.03	0.59	(0.71)	—
9/30/2016	15.00	0.68	0.38	1.06	(0.79)	—
12/1/2014 - 9/30/2015#	15.56	0.53	(0.46)	0.07	(0.63)	—
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
Class P
3/31/2018+	$15.13	$0.31	$(0.23)	$0.08	$(0.37)	$—
9/30/2017	15.24	0.63	0.05	0.68	(0.79)	—
9/30/2016	15.03	0.74	0.38	1.12	(0.91)	—
12/1/2014 - 9/30/2015#	15.58	0.60	(0.47)	0.13	(0.68)	—
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
Institutional Class
3/31/2018+	$15.14	$0.31	$(0.22)	$0.09	$(0.38)	$—
9/30/2017	15.25	0.64	0.04	0.68	(0.79)	—
9/30/2016	15.05	0.76	0.37	1.13	(0.93)	—
12/1/2014 - 9/30/2015#	15.60	0.60	(0.45)	0.15	(0.70)	—
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
Class R6
3/31/2018+	$15.14	$0.31	$(0.21)	$0.10	$(0.38)	$—
2/1/2017* - 9/30/2017	15.18	0.42	0.03	0.45	(0.49)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

294	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.35)	$14.89	0.43%	$197,581	0.87	%(c)	0.87	%(c)	3.89	%(c)	27%
(0.75)	15.18	4.27	218,312	0.89		0.89		3.94		88
(0.85)	15.29	7.65	226,149	0.85		0.85		4.85		63
(0.66)	15.04	0.67	164,978	0.86	(c)(d)	0.86	(c)(d)	4.44	(c)(d)	65
(0.74)	15.59	2.60	163,070	0.85		0.88		4.01		94
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51

$(0.34)	$14.86	0.31%	$138,310	1.12	%(c)	1.12	%(c)	3.65	%(c)	27%
(0.71)	15.15	4.00	148,587	1.12		1.12		3.70		88
(0.79)	15.27	7.42	132,649	1.13		1.13		4.58		63
(0.63)	15.00	0.38	100,557	1.15	(c)(d)	1.15	(c)(d)	4.15	(c)(d)	65
(0.70)	15.56	2.38	89,801	1.10		1.13		3.78		94
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51

$(0.37)	$14.84	0.53%	$383,875	0.65	%(c)	0.65	%(c)	4.07	%(c)	27%
(0.79)	15.13	4.56	700,376	0.63		0.63		4.19		88
(0.91)	15.24	7.84	554,281	0.66		0.66		4.97		63
(0.68)	15.03	0.83	330,431	0.64	(c)(d)	0.64	(c)(d)	4.65	(c)(d)	65
(0.77)	15.58	2.74	248,345	0.70		0.70		4.20		94
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51

$(0.38)	$14.85	0.57%	$428,636	0.59	%(c)	0.59	%(c)	4.15	%(c)	27%
(0.79)	15.14	4.61	539,078	0.59		0.59		4.22		88
(0.93)	15.25	7.90	420,440	0.58		0.58		5.10		63
(0.70)	15.05	0.91	445,473	0.60	(c)(d)	0.60	(c)(d)	4.70	(c)(d)	65
(0.78)	15.60	2.81	225,643	0.60		0.60		4.28		94
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51

$(0.38)	$14.86	0.63%	$53,576	0.56	%(c)	0.56	%(c)	4.20	%(c)	27%
(0.49)	15.14	3.04	70,595	0.56	(c)	0.56	(c)	4.25	(c)	88

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	295

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
3/31/2018+	$16.26	$0.04	$(0.27)	$(0.23)	$(0.10)	$(0.51)
9/30/2017	15.85	0.09	0.74	0.83	(0.06)	(0.36)
9/30/2016	15.47	0.15	0.51	0.66	(0.10)	(0.18)
12/1/2014 - 9/30/2015#	15.64	0.16	0.28	0.44	— (f)	(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
3/31/2018+	$15.73	$(0.02)	$(0.27)	$(0.29)	$— (f)	$(0.51)
9/30/2017	15.39	(0.04)	0.74	0.70	— (f)	(0.36)
9/30/2016	15.12	0.02	0.51	0.53	(0.08)	(0.18)
12/1/2014 - 9/30/2015#	15.39	0.09	0.25	0.34	— (f)	(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class P
3/31/2018+	$16.26	$0.06	$(0.27)	$(0.21)	$(0.15)	$(0.51)
9/30/2017	15.87	0.18	0.69	0.87	(0.12)	(0.36)
9/30/2016	15.53	0.17	0.53	0.70	(0.18)	(0.18)
12/1/2014 - 9/30/2015#	15.69	0.21	0.24	0.45	— (f)	(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
3/31/2018+	$16.42	$0.07	$(0.28)	$(0.21)	$(0.15)	$(0.51)
9/30/2017	15.96	0.14	0.74	0.88	(0.06)	(0.36)
9/30/2016	15.54	0.19	0.52	0.71	(0.11)	(0.18)
12/1/2014 - 9/30/2015#	15.72	0.22	0.24	0.46	(0.03)	(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
Class R6
3/31/2018+	$16.32	$0.07	$(0.28)	$(0.21)	$(0.12)	$(0.51)
12/5/2016* - 9/30/2017	16.13	0.15	0.58	0.73	(0.18)	(0.36)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Actual amount rounds to less than $(0.01) per share.
(g)	Certain expenses incurred by the Fund were not annualized.

296	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.61)	$15.42		(1.50)%		$129,425	0.98	%(c)	1.03	%(c)	0.56	%(c)	306%
(0.42)	16.26	(d)	5.35	(d)	136,344	1.02	(e)	1.15	(e)	0.57	(e)	680
(0.28)	15.85		4.32		96,870	1.15	(e)	1.17	(e)	0.95	(e)	500
(0.61)	15.47		2.93		8,014	1.15	(c)(e)(g)	1.58	(c)(e)(g)	1.28	(c)(e)(g)	34
(0.76)	15.64		3.52		2,551	1.52		4.22		(0.75)		229
—	15.87		5.80		517	1.90	(c)	7.34	(c)	(1.86	)(c)	—

$(0.51)	$14.93		(1.93)%		$17,908	1.78	%(c)	1.79	%(c)	(0.25	)%(c)	306%
(0.36)	15.73	(d)	4.61	(d)	16,535	1.80	(e)	1.87	(e)	(0.24	)(e)	680
(0.26)	15.39		3.52		12,605	1.90	(e)	1.97	(e)	0.10	(e)	500
(0.61)	15.12		2.31		3,803	1.90	(c)(e)(g)	2.09	(c)(e)(g)	0.70	(c)(e)(g)	34
(0.76)	15.39		2.82		138	2.31		4.74		(1.64)		229
—	15.73		4.87		74	2.65	(c)	6.91	(c)	(2.60	)(c)	—

$(0.66)	$15.39		(1.40)%		$145,950	0.77	%(c)	0.77	%(c)	0.78	%(c)	306%
(0.48)	16.26	(d)	5.59	(d)	136,127	0.79	(e)	0.83	(e)	1.12	(e)	680
(0.36)	15.87		4.55		20,664	0.96	(e)	0.96	(e)	1.11	(e)	500
(0.61)	15.53		2.99		503	1.00	(c)(e)(g)	1.16	(c)(e)(g)	1.67	(c)(e)(g)	34
(0.76)	15.69		3.72		37	1.50		3.73		(1.00)		229
—	15.89		5.93		61	1.75	(c)	5.97	(c)	(1.69	)(c)	—

$(0.66)	$15.55		(1.37)%		$275,206	0.69	%(c)	0.75	%(c)	0.89	%(c)	306%
(0.42)	16.42	(d)	5.62	(d)	205,068	0.74	(e)	0.87	(e)	0.86	(e)	680
(0.29)	15.96		4.60		146,194	0.90	(e)	0.90	(e)	1.21	(e)	500
(0.64)	15.54		3.08		55,028	0.90	(c)(e)(g)	1.22	(c)(e)(g)	1.71	(c)(e)(g)	34
(0.76)	15.72		3.84		15,142	1.28		3.65		(0.54)		229
—	15.90		6.00		7,978	1.65	(c)	5.64	(c)	(1.60	)(c)	—

$(0.63)	$15.48		(1.37)%		$36,851	0.67	%(c)	0.70	%(c)	0.85	%(c)	306%
(0.54)	16.32	(d)	4.64	(d)	34,047	0.68	(c)(e)	0.76	(c)(e)	1.17	(c)(e)	680

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	297

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Equity Hedged:
Class A
3/31/2018+	$17.80	$0.04		$0.04	$0.08	$(0.30)	$—
9/30/2017	16.20	0.13		1.71	1.84	(0.24)	—
9/30/2016	15.79	0.11		0.53	0.64	(0.23)	—
12/1/2014 - 9/30/2015#	17.74	0.14		(1.09)	(0.95)	(0.02)	(0.98)
11/30/2014	17.26	0.12		1.45	1.57	(0.15)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12		2.14	2.26	—	—
Class C
3/31/2018+	$17.06	$(0.02)		$0.04	$0.02	$(0.22)	$—
9/30/2017	15.59	—	(g)	1.63	1.63	(0.16)	—
9/30/2016	15.43	0.01		0.51	0.52	(0.36)	—
12/1/2014 - 9/30/2015#	17.45	0.05		(1.09)	(1.04)	— (g)	(0.98)
11/30/2014	17.14	(0.01)		1.44	1.43	(0.18)	(0.94)
12/3/2012* - 11/30/2013	15.00	—	(g)	2.14	2.14	—	—
Class P
3/31/2018+	$17.61	$0.05		$0.06	$0.11	$(0.38)	$—
9/30/2017	16.18	0.18		1.65	1.83	(0.40)	—
9/30/2016	15.92	0.14		0.54	0.68	(0.42)	—
12/1/2014 - 9/30/2015#	17.90	0.15		(1.10)	(0.95)	(0.05)	(0.98)
11/30/2014	17.29	0.15		1.47	1.62	(0.07)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.15		2.14	2.29	—	—
Institutional Class
3/31/2018+	$17.92	$0.07		$0.03	$0.10	$(0.20)	$—
9/30/2017	16.24	0.14		1.74	1.88	(0.20)	—
9/30/2016	15.86	0.11		0.59	0.70	(0.32)	—
12/1/2014 - 9/30/2015#	17.89	0.18		(1.11)	(0.93)	(0.12)	(0.98)
11/30/2014	17.31	0.17		1.46	1.63	(0.11)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.17		2.14	2.31	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Certain expenses incurred by the Fund were not annualized.
(g)	Actual amount rounds to less than $(0.01) per share.

298	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.30)	$17.58		0.37%		$519	1.25	%(c)	10.34	%(c)	0.46	%(c)	3%
(0.24)	17.80		11.44		582	1.25	(d)	8.26	(d)	0.75	(d)	—
(0.23)	16.20	(e)	4.11	(e)	624	1.25	(d)	3.63	(d)	0.70	(d)	6
(1.00)	15.79		(5.68)		1,067	1.26	(c)(d)(f)	2.31	(c)(d)(f)	0.98	(c)(d)(f)	98
(1.09)	17.74	(e)	9.57	(e)	1,491	1.25		3.70		0.70		5
—	17.26		15.07		1,416	1.25	(c)	9.81	(c)	0.74	(c)	6

$(0.22)	$16.86		0.05%		$262	2.00	%(c)	9.05	%(c)	(0.26	)%(c)	3%
(0.16)	17.06		10.51		278	2.00	(d)	6.58	(d)	(0.01	)(d)	—
(0.36)	15.59	(e)	3.42	(e)	271	2.00	(d)	4.37	(d)	0.06	(d)	6
(0.98)	15.43		(6.31)		280	2.01	(c)(d)(f)	2.93	(c)(d)(f)	0.36	(c)(d)(f)	98
(1.12)	17.45	(e)	8.78	(e)	180	2.00		4.48		(0.05)		5
—	17.14		14.27		122	2.00	(c)	11.10	(c)	(0.01	)(c)	6

$(0.38)	$17.34		0.51%		$14	1.10	%(c)	7.99	%(c)	0.59	%(c)	3%
(0.40)	17.61		11.51		19	1.10	(d)	5.59	(d)	1.05	(d)	—
(0.42)	16.18	(e)	4.31	(e)	12	1.10	(d)	3.29	(d)	0.91	(d)	6
(1.03)	15.92		(5.62)		12	1.11	(c)(d)(f)	1.91	(c)(d)(f)	1.06	(c)(d)(f)	98
(1.01)	17.90	(e)	9.77	(e)	13	1.10		3.38		0.85		5
—	17.29		15.27		12	1.11	(c)	8.71	(c)	0.96	(c)	6

$(0.20)	$17.82		0.52%		$1,560	1.00	%(c)	8.07	%(c)	0.76	%(c)	3%
(0.20)	17.92		11.66		1,705	1.00	(d)	5.12	(d)	0.81	(d)	—
(0.32)	16.24	(e)	4.45	(e)	4,745	1.00	(d)	3.09	(d)	0.68	(d)	6
(1.10)	15.86		(5.55)		12,973	1.01	(c)(d)(f)	1.98	(c)(d)(f)	1.27	(c)(d)(f)	98
(1.05)	17.89	(e)	9.87	(e)	12,678	1.00		3.04		1.00		5
—	17.31		15.40		5,395	1.00	(c)	8.82	(c)	1.05	(c)	6

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	299

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Ultra Micro Cap:
Class A
3/31/2018+	$23.68	$(0.20)	$—	$(0.20)	$(5.58)
9/30/2017	21.85	(0.42)	4.04	3.62	(1.79)
9/30/2016	22.58	(0.38)	1.64	1.26	(1.99)
12/1/2014 - 9/30/2015#	23.75	(0.35)	(0.61)	(0.96)	(0.21)
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)
11/30/2013	15.53	(0.29)	9.11	8.82	(0.01)
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—
Class P
3/31/2018+	$24.03	$(0.17)	$0.01	$(0.16)	$(5.58)
9/30/2017	22.08	(0.35)	4.09	3.74	(1.79)
9/30/2016	22.74	(0.32)	1.65	1.33	(1.99)
12/1/2014 - 9/30/2015#	23.86	(0.30)	(0.61)	(0.91)	(0.21)
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)
11/30/2013	15.54	(0.24)	9.11	8.87	(0.01)
11/30/2012	13.26	(0.20)	2.71	2.51	(0.23)
Institutional Class
3/31/2018+	$24.08	$(0.17)	$—	$(0.17)	$(5.58)
9/30/2017	22.13	(0.36)	4.10	3.74	(1.79)
9/30/2016	22.77	(0.32)	1.67	1.35	(1.99)
12/1/2014 - 9/30/2015#	23.93	(0.34)	(0.61)	(0.95)	(0.21)
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)
11/30/2013	15.59	(0.26)	9.17	8.91	(0.01)
11/30/2012	13.29	(0.19)	2.72	2.53	(0.23)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Certain expenses incurred by the Fund were not annualized.

300	Semiannual Report	| March 31, 2018 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$17.90		(0.89)%	$9,764	2.22	%(c)	2.53	%(c)	(2.02	)%(c)	20%
23.68	(d)	17.69 (d)	12,331	2.35		2.40		(1.93)		33
21.85		5.73	19,312	2.26		2.26		(1.83)		32
22.58		(4.08)	41,119	2.08	(c)(e)	2.08	(c)(e)	(1.70	)(c)(e)	43
23.75		(1.98)	53,192	2.16		2.16		(1.81)		66
24.34		56.82	61,525	2.20		2.30		(1.41)		59
15.53		21.14	6,862	2.36	(c)	3.36	(c)	(0.96	)(c)	114

$18.29		(0.68)%	$4,100	1.88	%(c)	2.18	%(c)	(1.68	)%(c)	20%
24.03	(d)	18.07 (d)	4,478	2.02		2.07		(1.62)		33
22.08		6.02	5,343	1.97		1.97		(1.54)		32
22.74		(3.84)	7,710	1.81	(c)(e)	1.81	(c)(e)	(1.42	)(c)(e)	43
23.86		(1.77)	10,561	1.94		1.94		(1.67)		66
24.40		57.10	858	2.01		2.07		(1.19)		59
15.54		19.26	252	2.18		3.08		(1.38)		114

$18.33		(0.72)%	$18,761	1.88	%(c)	2.18	%(c)	(1.68	)%(c)	20%
24.08	(d)	18.04 (d)	21,208	2.06		2.12		(1.65)		33
22.13		6.10	23,504	1.94		1.94		(1.52)		32
22.77		(4.00)	43,621	1.97	(c)(e)	1.97	(c)(e)	(1.60	)(c)(e)	43
23.93		(1.84)	49,525	2.00		2.00		(1.65)		66
24.49		57.18	62,641	2.00		2.00		(1.24)		59
15.59		19.37	9,296	2.08		3.15		(1.32)		114

See accompanying Notes to Financial Statements	| March 31, 2018 |	Semiannual Report	301

Notes to Financial Statements

March 31, 2018 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end registered investment management company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. As of March 31, 2018, the Trust consisted of thirty-eight separate investment series (each a “Fund” and together the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager. The Investment Manager is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust offers up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Shares of AllianzGI Convertible are currently not available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible, with certain exceptions.

The following Funds sold and issued shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) during the period ended March 31, 2018 and year ended September 30, 2017. AFI is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI Global High Yield
Class	Date	Shares	Amount
P	5/3/17	667	$10,000
Institutional	5/3/17	1,333,333	20,000,000
Totals		1,334,000	$20,010,000

AllianzGI Multi Asset Income
Class	Date	Shares	Amount
Institutional	2/1/18	560	$10,000

AllianzGI PerformanceFee Managed Futures Strategy
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	3,000	30,000
Totals		5,000	$50,000

AllianzGI Real Estate Debt
Class	Date	Shares	Amount
P	12/27/17	667	$10,000
Institutional	12/27/17	666,666	10,000,000
Totals		667,333	$10,010,000

AllianzGI Short Duration High Income
Class	Date	Shares	Amount
R6	2/1/17	659	$10,000

AllianzGI Structured Return
Class	Date	Shares	Amount
R6	12/2/16	620	$10,000

The following Funds sold and issued shares of beneficial interest to Allianz of America, Inc. (“Allianz of America”) during the period ended March 31, 2018. Allianz of America is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI PerformanceFee Structured US Equity
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	2,498,000	24,980,000
Totals		2,500,000	$25,000,000

AllianzGI PerformanceFee Structured US Fixed Income
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	2,498,000	24,980,000
Totals		2,500,000	$25,000,000

302	March 31, 2018 |	Semiannual Report

The investment objective of each Fund is disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Retirement 2020	The Funds seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income and, secondarily, capital appreciation.
AllianzGI Retirement 2025
AllianzGI Retirement 2030
AllianzGI Retirement 2035
AllianzGI Retirement 2040
AllianzGI Retirement 2045
AllianzGI Retirement 2050
AllianzGI Retirement 2055
AllianzGI Multi Asset Income	The Fund seeks current income, and secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.
AllianzGI Best Styles Emerging Markets Equity	The Funds seek long-term capital appreciation.
AllianzGI Best Styles Global Equity
AllianzGI Best Styles International Equity
AllianzGI Best Styles U.S. Equity
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Europe Equity Dividend
AllianzGI Global Dynamic Allocation
AllianzGI Global Sustainability
AllianzGI Global Water
AllianzGI International Growth
AllianzGI NFJ Emerging Markets Value
AllianzGI NFJ International Small-Cap Value
AllianzGI PerformanceFee Managed Futures Strategy
AllianzGI Structured Return
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Emerging Markets Debt	The Fund seeks long-term capital appreciation and current income.
AllianzGI Global Fundamental Strategy	The Fund seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes.
AllianzGI Global High Yield	The Fund seeks total return with a controlled level of portfolio risk.
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Funds seek maximum long-term capital appreciation.
AllianzGI Micro Cap
AllianzGI Ultra Micro Cap
AllianzGI PerformanceFee Structured US Equity	The Fund seeks to earn total return that exceeds the return of the S&P 500 Index.
AllianzGI PerformanceFee Structured US Fixed Income	The Fund seeks to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index.
AllianzGI Real Estate Debt	The Fund seeks to achieve total return in excess of traditional, shorter-duration debt products while managing portfolio risk.
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI U.S. Equity Hedged	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Semiannual Report	| March 31, 2018	303

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In March 2017, the FASB issued Accounting Standards update (“ASU”) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of each Fund (together the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to

304	March 31, 2018 |	Semiannual Report

certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended March 31, 2018 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to

Semiannual Report	| March 31, 2018	305

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker/dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at March 31, 2018 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to the Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mutual Funds	$43,653,024	—	—	$43,653,024
Exchange-Traded Funds	2,272,304	—	—	2,272,304
Repurchase Agreements	—	$2,905,000	—	2,905,000
	45,925,328	2,905,000	—	48,830,328
Other Financial Instruments* – Assets
Foreign Exchange Contracts	1,042	—	—	1,042
Interest Rate Contracts	32,832	—	—	32,832
Market Price	19,055	—	—	19,055
	52,929	—	—	52,929
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,689)	—	—	(1,689)
Interest Rate Contracts	(5,392)	—	—	(5,392)
Market Price	(87,327)	—	—	(87,327)
	(94,408)	—	—	(94,408)
Totals	$45,883,849	$2,905,000	—	$48,788,849

306	March 31, 2018 |	Semiannual Report

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mutual Funds	$61,436,650	—	—	$61,436,650
Exchange-Traded Funds	324,679	—	—	324,679
Repurchase Agreements	—	$1,288,000	—	1,288,000
	61,761,329	1,288,000	—	63,049,329
Other Financial Instruments* – Assets
Foreign Exchange Contracts	1,389	—	—	1,389
Market Price	5,797	—	—	5,797
	7,186	—	—	7,186
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(2,117)	—	—	(2,117)
Interest Rate Contracts	(12,297)	—	—	(12,297)
Market Price	(192,434)	—	—	(192,434)
	(206,848)	—	—	(206,848)
Totals	$61,561,667	$1,288,000	—	$62,849,667

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mutual Funds	$71,375,974	—	—	$71,375,974
Exchange-Traded Funds	374,771	—	—	374,771
Repurchase Agreements	—	$1,377,000	—	1,377,000
	71,750,745	1,377,000	—	73,127,745
Other Financial Instruments* – Assets
Foreign Exchange Contracts	1,737	—	—	1,737
Market Price	8,422	—	—	8,422
	10,159	—	—	10,159
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(2,557)	—	—	(2,557)
Interest Rate Contracts	(2,400)	—	—	(2,400)
Market Price	(233,790)	—	—	(233,790)
	(238,747)	—	—	(238,747)
Totals	$71,522,157	$1,377,000	—	$72,899,157

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mutual Funds	$57,971,869	—	—	$57,971,869
Exchange-Traded Funds	548,027	—	—	548,027
Repurchase Agreements	—	$631,000	—	631,000
	58,519,896	631,000	—	59,150,896
Other Financial Instruments* – Assets
Foreign Exchange Contracts	1,389	—	—	1,389
Market Price	14,584	—	—	14,584
	15,973	—	—	15,973
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(2,130)	—	—	(2,130)
Market Price	(235,972)	—	—	(235,972)
	(238,102)	—	—	(238,102)
Totals	$58,297,767	$631,000	—	$58,928,767

Semiannual Report	| March 31, 2018	307

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mutual Funds	$52,248,191	—	—	$52,248,191
Exchange-Traded Funds	604,666	—	—	604,666
	52,852,857	—	—	52,852,857
Other Financial Instruments* – Assets
Foreign Exchange Contracts	1,389	—	—	1,389
Market Price	16,010	—	—	16,010
	17,399	—	—	17,399
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(2,117)	—	—	(2,117)
Market Price	(232,819)	—	—	(232,819)
	(234,936)	—	—	(234,936)
Totals	$52,635,320	—	—	$52,635,320

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mutual Funds	$33,315,057	—	—	$33,315,057
Exchange-Traded Funds	455,855	—	—	455,855
Repurchase Agreements	—	$227,000	—	227,000
	33,770,912	227,000	—	33,997,912
Other Financial Instruments* – Assets
Foreign Exchange Contracts	1,042	—	—	1,042
Market Price	13,506	—	—	13,506
	14,548	—	—	14,548
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,689)	—	—	(1,689)
Market Price	(157,144)	—	—	(157,144)
	(158,833)	—	—	(158,833)
Totals	$33,626,627	$227,000	—	$33,853,627

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mutual Funds	$32,884,513	—	—	$32,884,513
Exchange-Traded Funds	484,710	—	—	484,710
Repurchase Agreements	—	$170,000	—	170,000
	33,369,223	170,000	—	33,539,223
Other Financial Instruments* – Assets
Foreign Exchange Contracts	1,389	—	—	1,389
Market Price	11,623	—	—	11,623
	13,012	—	—	13,012
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,689)	—	—	(1,689)
Market Price	(162,395)	—	—	(162,395)
	(164,084)	—	—	(164,084)
Totals	$33,218,151	$170,000	—	$33,388,151

308	March 31, 2018 |	Semiannual Report

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mutual Funds	$16,806,630	—	—	$16,806,630
Exchange-Traded Funds	247,542	—	—	247,542
Repurchase Agreements	—	$110,000	—	110,000
	17,054,172	110,000	—	17,164,172
Other Financial Instruments* – Assets
Foreign Exchange Contracts	695	—	—	695
Market Price	6,996	—	—	6,996
	7,691	—	—	7,691
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,262)	—	—	(1,262)
Market Price	(88,613)	—	—	(88,613)
	(89,875)	—	—	(89,875)
Totals	$16,971,988	$110,000	—	$17,081,988

AllianzGI Multi Asset Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mutual Funds	$27,993,788	—	—	$27,993,788
Exchange-Traded Funds	8,068,444	—	—	8,068,444
Common Stock:
Equity Real Estate Investment Trusts (REITs)	4,043,138	$254,504	—	4,297,642
Real Estate Management & Development	140,014	155,451	—	295,465
All Other	731,675	—	—	731,675
Rights	—	—	$9	9
Repurchase Agreements	—	2,779,000	—	2,779,000
	40,977,059	3,188,955	9	44,166,023
Other Financial Instruments* – Assets
Interest Rate Contracts	272,145	—	—	272,145
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(108,676)	—	—	(108,676)
Market Price	(315,964)	—	—	(315,964)
	(424,640)	—	—	(424,640)
Totals	$40,824,564	$3,188,955	$9	$44,013,528

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mutual Funds	$323,706,760	—	—	$323,706,760
Exchange-Traded Funds	17,175,231	—	—	17,175,231
U.S. Treasury Obligations	—	$5,026,953	—	5,026,953
Repurchase Agreements	—	9,665,000	—	9,665,000
	340,881,991	14,691,953	—	355,573,944
Other Financial Instruments* – Assets
Foreign Exchange Contracts	62,182	—	—	62,182
Interest Rate Contracts	129,949	—	—	129,949
	192,131	—	—	192,131

Semiannual Report	| March 31, 2018	309

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Global Allocation (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	$(133,530)	—	—	$(133,530)
Interest Rate Contracts	(290,126)	—	—	(290,126)
Market Price	(1,399,502)	—	—	(1,399,502)
	(1,823,158)	—	—	(1,823,158)
Totals	$339,250,964	$14,691,953	—	$353,942,917

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
China	$289,856	$1,857,963	—	$2,147,819
Czech Republic	—	20,645	—	20,645
Hungary	—	56,270	—	56,270
Indonesia	26,394	14,269	—	40,663
Korea (Republic of)	55,165	952,492	—	1,007,657
Malaysia	8,885	107,242	—	116,127
Norway	—	19,232	—	19,232
Philippines	—	9,004	—	9,004
Russian Federation	38,271	65,676	—	103,947
Singapore	2,263	10,306	—	12,569
South Africa	141,854	111,726	—	253,580
Taiwan	24,862	574,882	—	599,744
Thailand	—	19,759	$251,811	271,570
Turkey	—	173,633	—	173,633
All Other	732,566	—	—	732,566
Preferred Stock:
Korea (Republic of)	—	34,612	—	34,612
All Other	170,789	—	—	170,789
Warrants	241	—	—	241
Repurchase Agreements	—	397,000	—	397,000
	1,491,146	4,424,711	251,811	6,167,668
Other Financial Instruments* – Assets
Market Price	1,761	—	—	1,761
Other Financial Instruments* – Liabilities
Market Price	(3,005)	—	—	(3,005)
Totals	$1,489,902	$4,424,711	$251,811	$6,166,424

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Australia	—	$2,835,428	—	$2,835,428
Austria	$501,763	2,952,892	—	3,454,655
Belgium	—	191,055	—	191,055
China	4,637,739	25,989,276	$1,151	30,628,166
Finland	—	2,036,447	—	2,036,447
France	109,144	27,445,845	—	27,554,989

310	March 31, 2018 |	Semiannual Report

AllianzGI Best Styles Global Equity (cont’d):
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Germany	—	$8,251,606	—	$8,251,606
Greece	$377,430	1,154,319	—	1,531,749
Hong Kong	—	4,060,591	—	4,060,591
Hungary	—	1,497,821	—	1,497,821
Indonesia	—	3,240,480	—	3,240,480
Israel	199,724	1,457,126	—	1,656,850
Italy	—	7,804,515	—	7,804,515
Japan	—	49,305,304	—	49,305,304
Korea (Republic of)	3,259,293	11,934,592	—	15,193,885
Malaysia	—	1,937,035	—	1,937,035
Netherlands	549,298	9,977,039	—	10,526,337
New Zealand	—	1,519,990	—	1,519,990
Norway	190,714	3,679,750	—	3,870,464
Philippines	613,517	862,764	—	1,476,281
Qatar	309,666	296,813	—	606,479
Russian Federation	279,274	426,501	—	705,775
Singapore	272,433	4,256,723	—	4,529,156
South Africa	—	1,999,017	—	1,999,017
Spain	—	7,995,391	—	7,995,391
Sweden	—	5,961,940	—	5,961,940
Switzerland	—	5,715,647	—	5,715,647
Taiwan	1,876,341	7,228,358	—	9,104,699
Thailand	—	497,132	$4,337,306	4,834,438
Turkey	121,483	3,593,608	—	3,715,091
United Kingdom	3,277,984	27,376,122	—	30,654,106
All Other	352,259,618	—	—	352,259,618
Exchange-Traded Funds	5,267,714	—	—	5,267,714
Preferred Stock:
Brazil	115,333	—	—	115,333
Chile	338,822	—	—	338,822
Colombia	495,279	—	—	495,279
All Other	—	3,328,418	—	3,328,418
Repurchase Agreements	—	2,648,000	—	2,648,000
	375,052,569	239,457,545	4,338,457	618,848,571
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	324	—	324
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(255)	—	(255)
Market Price	(54,669)	—	—	(54,669)
	(54,669)	(255)	—	(54,924)
Totals	$374,997,900	$239,457,614	$4,338,457	$618,793,971

Semiannual Report	| March 31, 2018	311

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Australia	$20,157	$715,685	—	$735,842
Brazil	167,065	—	—	167,065
Canada	221,173	—	—	221,173
China	32,118	174,643	—	206,761
Greece	24,942	139,084	—	164,026
Ireland	28,401	84,119	—	112,520
Mexico	14,528	—	—	14,528
Netherlands	48,539	826,060	—	874,599
Thailand	—	—	77,986	77,986
United Kingdom	53,771	4,172,515	—	4,226,286
All Other	—	18,728,391	—	18,728,391
Exchange-Traded Funds	742,599	—	—	742,599
Preferred Stock:
Brazil	24,643	—	—	24,643
Germany	—	110,619	—	110,619
Rights	3,017	—	—	3,017
	1,380,953	24,951,116	$77,986	26,410,055
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(11)	—	(11)
Totals	$1,380,953	$24,951,105	$77,986	$26,410,044

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock	$122,931,916	—	—	$122,931,916
Exchange-Traded Funds	1,117,739	—	—	1,117,739
Rights	—	—	$97	97
Repurchase Agreements	—	$1,982,000	—	1,982,000
	124,049,655	1,982,000	97	126,031,752
Other Financial Instruments* – Assets
Market Price	12,051	—	—	12,051
Totals	$124,061,706	$1,982,000	$97	$126,043,803

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Convertible Bonds & Notes:
Healthcare-Products	—	$9,525,461	$814,892	$10,340,353
IT Services	—	—	3,386,844	3,386,844
All Other	—	384,020,350	—	384,020,350
Convertible Preferred Stock:
Diversified Financial Services	—	6,940,147	—	6,940,147
Healthcare-Products	—	8,016,269	—	8,016,269
All Other	$43,448,249	—	—	43,448,249
Repurchase Agreements	—	20,938,000	—	20,938,000
Totals	$43,448,249	$429,440,227	$4,201,736	$477,090,212

312	March 31, 2018 |	Semiannual Report

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Brazil	$2,720,993	—	—	$2,720,993
China	2,709,204	$11,834,991	—	14,544,195
Hong Kong	988,363	829,914	—	1,818,277
India	1,448,462	617,197	—	2,065,659
Mexico	162,932	—	—	162,932
Russian Federation	1,545,381	—	—	1,545,381
South Africa	196,775	3,319,168	—	3,515,943
Thailand	—	—	$3,026,159	3,026,159
United States	4,984,413	—	—	4,984,413
All Other	—	14,750,668	—	14,750,668
Preferred Stock	547,066	—	—	547,066
Repurchase Agreements	—	1,159,000	—	1,159,000
Totals	$15,303,589	$32,510,938	$3,026,159	$50,840,686

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Corporate Bonds & Notes	—	$15,872,621	—	$15,872,621
Sovereign Debt Obligations	—	14,024,723	—	14,024,723
Repurchase Agreements	—	2,492,000	—	2,492,000
	—	32,389,344	—	32,389,344
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	7,412	—	7,412
Totals	—	$32,396,756	—	$32,396,756

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Brazil	$316,857	—	—	$316,857
China	44,718	$1,127,434	—	1,172,152
Colombia	68,607	—	—	68,607
Czech Republic	91,034	—	—	91,034
India	313,078	909,911	—	1,222,989
Korea (Republic of)	148,057	1,777,525	—	1,925,582
Malaysia	24,292	639,018	—	663,310
Mexico	55,278	—	—	55,278
Peru	25,457	—	—	25,457
Philippines	22,264	—	—	22,264
Russian Federation	—	—	$65,966	65,966
South Africa	464,264	50,796	—	515,060
Taiwan	22,430	1,712,876	—	1,735,306
Thailand	—	177,797	553,362	731,159
Turkey	22,125	458,823	—	480,948

Semiannual Report	| March 31, 2018	313

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Emerging Markets Small-Cap (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
United Arab Emirates	$36,500	—	—	$36,500
All Other	—	$1,507,760	—	1,507,760
Preferred Stock:
Brazil	100,221	—	—	100,221
Russian Federation	—	—	$262,423	262,423
Totals	$1,755,182	$8,361,940	$881,751	$10,998,873

AllianzGI Europe Equity Dividend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock	—	$8,008,820	—	$8,008,820
Repurchase Agreements	—	327,000	—	327,000
	—	8,335,820	—	8,335,820
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(6)	—	(6)
Totals	—	$8,335,814	—	$8,335,814

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Australia	—	$990,668	—	$990,668
Austria	$134,034	698,415	—	832,449
Belgium	—	80,149	—	80,149
China	1,074,811	6,603,529	$34	7,678,374
Denmark	7,310	174,093	—	181,403
Finland	—	645,632	—	645,632
France	56,747	6,507,346	—	6,564,093
Germany	4,952	1,937,769	—	1,942,721
Greece	96,594	266,758	—	363,352
Hong Kong	—	1,616,156	—	1,616,156
Hungary	—	463,953	—	463,953
Indonesia	—	889,559	—	889,559
Ireland	14,607	8,889	—	23,496
Israel	63,071	624,016	—	687,087
Italy	—	1,617,689	—	1,617,689
Japan	—	14,718,104	—	14,718,104
Korea (Republic of)	765,075	2,865,905	—	3,630,980
Malaysia	—	878,064	—	878,064
Netherlands	140,089	2,185,454	—	2,325,543
New Zealand	7,859	498,124	—	505,983
Norway	40,757	849,600	—	890,357
Philippines	149,131	212,382	—	361,513
Poland	—	94,919	—	94,919
Russian Federation	90,224	94,541	—	184,765
Singapore	68,179	1,523,031	—	1,591,210

314	March 31, 2018 |	Semiannual Report

AllianzGI Global Dynamic Allocation (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
South Africa	—	$439,511	—	$439,511
Spain	$1,644	1,768,118	—	1,769,762
Sweden	—	1,282,535	—	1,282,535
Switzerland	8,927	1,962,395	—	1,971,322
Taiwan	—	2,698,040	—	2,698,040
Thailand	—	357,133	$1,198,661	1,555,794
Turkey	25,892	778,658	—	804,550
United Kingdom	826,554	6,102,080	—	6,928,634
All Other	95,010,738	—	—	95,010,738
Corporate Bonds & Notes	—	37,773,950	—	37,773,950
Exchange-Traded Funds	36,904,505	—	—	36,904,505
U.S. Treasury Obligations	—	25,301,615	—	25,301,615
U.S. Government Agency Securities	—	19,422,642	—	19,422,642
Sovereign Debt Obligations	—	9,746,715	—	9,746,715
Preferred Stock:
Brazil	33,968	—	—	33,968
Colombia	110,252	—	—	110,252
All Other	—	645,548	—	645,548
Rights	—	—	92	92
Repurchase Agreements	—	4,901,000	—	4,901,000
	135,635,920	160,224,685	1,198,787	297,059,392
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,736	—	—	2,736
Interest Rate Contracts	163,387	—	—	163,387
Market Price	55,512	—	—	55,512
	221,635	—	—	221,635
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(13,900)	—	—	(13,900)
Interest Rate Contracts	(9,949)	—	—	(9,949)
Market Price	(878,324)	—	—	(878,324)
	(902,173)	—	—	(902,173)
Totals	$134,955,382	$160,224,685	$1,198,787	$296,378,854

AllianzGI Global Fundamental Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
United Kingdom	$85,709	$2,277,059	—	$2,362,768
United States	1,982,530	—	—	1,982,530
All Other	—	3,997,109	—	3,997,109
Sovereign Debt Obligations	—	5,741,108	—	5,741,108
Corporate Bonds & Notes	—	1,270,369	—	1,270,369
Exchange-Traded Funds	320,822	—	—	320,822
Mutual Funds	215,834	—	—	215,834
Repurchase Agreements	—	357,000	—	357,000
Options Purchased:
Market Price	92,131	—	—	92,131
	2,697,026	13,642,645	—	16,339,671

Semiannual Report	| March 31, 2018	315

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Global Fundamental Strategy (cont’d)
Investments in Securities – Liabilities	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Options Written:
Market Price	$(30,909)	—	—	$(30,909)
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	$22,926	—	22,926
Market Price	157,773	—	—	157,773
	157,773	22,926	—	180,699
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(50,449)	—	(50,449)
Interest Rate Contracts	(49,597)	—	—	(49,597)
	(49,597)	(50,449)	—	(100,046)
Totals	$2,774,293	$13,615,122	—	$16,389,415

AllianzGI Global High Yield:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Corporate Bonds & Notes	—	$21,275,390	—	$21,275,390
Repurchase Agreements	—	501,000	—	501,000
U.S. Treasury Obligations	—	149,410	—	149,410
	—	21,925,800	—	21,925,800
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	15,382	—	15,382
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(73)	—	(73)
Interest Rate Contracts	$(2,688)	—	—	(2,688)
	(2,688)	(73)	—	(2,761)
Totals	$(2,688)	$21,941,109	—	$21,938,421

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Australia	—	$433,354	—	$433,354
Denmark	—	394,323	—	394,323
France	—	405,689	—	405,689
Germany	—	2,641,606	—	2,641,606
Japan	—	1,405,039	—	1,405,039
Korea (Republic of)	—	502,027	—	502,027
Spain	—	1,259,534	—	1,259,534
Sweden	—	1,459,462	—	1,459,462
Switzerland	—	908,062	—	908,062
United Kingdom	—	3,881,021	—	3,881,021
All Other	$14,303,580	—	—	14,303,580
Repurchase Agreements	—	1,463,000	—	1,463,000
Totals	$14,303,580	$14,753,117	—	$29,056,697

316	March 31, 2018 |	Semiannual Report

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Austria	—	$25,411,478	—	$25,411,478
China	—	15,325,603	—	15,325,603
Finland	—	26,005,762	—	26,005,762
France	—	67,992,174	—	67,992,174
Germany	—	4,173,400	—	4,173,400
Japan	—	26,975,100	—	26,975,100
Netherlands	—	26,613,309	—	26,613,309
Sweden	—	23,777,457	—	23,777,457
Switzerland	—	41,034,345	—	41,034,345
United Kingdom	—	61,416,945	—	61,416,945
All Other	$331,920,884	—	—	331,920,884
Repurchase Agreements	—	4,945,000	—	4,945,000
	331,920,884	323,670,573	—	655,591,457
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	23	—	23
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,159)	—	(1,159)
Totals	$331,920,884	$323,669,437	—	$655,590,321

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Corporate Bonds & Notes	—	$195,732,835	—	$195,732,835
Preferred Stock	—	—	$6,385,000	6,385,000
Common Stock	—	—	664,493	664,493
Warrants	—	—	17	17
Repurchase Agreements	—	6,051,000	—	6,051,000
Totals	—	$201,783,835	$7,049,510	$208,833,345

AllianzGI International Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Brazil	$747,869	—	—	$747,869
Canada	1,769,358	—	—	1,769,358
China	1,513,777	$854,632	—	2,368,409
India	353,103	280,673	—	633,776
Indonesia	196,697	185,368	—	382,065
Ireland	685,989	—	—	685,989
Mexico	201,038	—	—	201,038
All Other	—	12,998,293	—	12,998,293
Repurchase Agreements	—	302,000	—	302,000
Totals	$5,467,831	$14,620,966	—	$20,088,797

Semiannual Report	| March 31, 2018	317

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Philippines	$397,971	$386,411	—	$784,382
United Kingdom	2,726,012	20,191,639	—	22,917,651
All Other	—	160,643,083	—	160,643,083
Preferred Stock	—	2,894,279	—	2,894,279
	3,123,983	184,115,412	—	187,239,395
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	182	—	182
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(9)	—	(9)
Totals	$3,123,983	$184,115,585	—	$187,239,568

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock	$25,430,344	—	—	$25,430,344

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Argentina	$1,037,592	—	—	$1,037,592
Brazil	6,401,421	—	—	6,401,421
China	2,980,406	$36,039,723	$610,253	39,630,382
Czech Republic	1,056,494	—	—	1,056,494
India	999,832	12,075,250	—	13,075,082
Mexico	3,785,787	—	—	3,785,787
Russian Federation	3,107,267	—	2,055,847	5,163,114
South Africa	6,036,202	2,881,426	—	8,917,628
Taiwan	993,352	16,739,039	—	17,732,391
United Arab Emirates	948,418	—	—	948,418
All Other	—	33,790,837	—	33,790,837
Preferred Stock:
Brazil	4,205,026	—	—	4,205,026
Korea (Republic of)	1,070,881	2,669,166	—	3,740,047
Exchange-Traded Funds	53,108	—	—	53,108
Repurchase Agreements	—	4,110,000	—	4,110,000
	32,675,786	108,305,441	2,666,100	143,647,327
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	337	—	337
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(33)	—	(33)
Totals	$32,675,786	$108,305,745	$2,666,100	$143,647,631

318	March 31, 2018 |	Semiannual Report

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock:
Canada	$293,491	—	—	$293,491
Mexico	70,516	—	—	70,516
South Africa	60,375	$41,572	—	101,947
Spain	42,733	132,331	—	175,064
United Kingdom	252,915	707,124	—	960,039
United States	40,850	—	—	40,850
All Other	—	2,448,264	—	2,448,264
Repurchase Agreements	—	154,000	—	154,000
	760,880	3,483,291	—	4,244,171
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	74	—	74
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,260)	—	(1,260)
Totals	$760,880	$3,482,105	—	$4,242,985

AllianzGI PerformanceFee Managed Futures Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
U.S. Treasury Obligations	—	$12,802,211	—	$12,802,211
Exchange-Traded Funds	$148,107	—	—	148,107
Repurchase Agreements	—	204,000	—	204,000
	148,107	13,006,211	—	13,154,318
Other Financial Instruments* – Assets
Commodity Contracts	135,126	—	—	135,126
Foreign Exchange Contracts	7,102	—	—	7,102
Interest Rate Contracts	56,431	—	—	56,431
Market Price	29,990	—	—	29,990
	228,649	—	—	228,649
Other Financial Instruments* – Liabilities
Commodity Contracts	(45,906)	—	—	(45,906)
Credit Contracts	—	(28,066)	—	(28,066)
Foreign Exchange Contracts	(25,328)	—	—	(25,328)
Interest Rate Contracts	(89,263)	—	—	(89,263)
Market Price	(95,247)	—	—	(95,247)
	(255,744)	(28,066)	—	(283,810)
Totals	$121,012	$12,978,145	—	$13,099,157

AllianzGI PerformanceFee Structured US Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Exchange-Traded Funds	$24,586,265	—	—	$24,586,265
Repurchase Agreements	—	$113,000	—	113,000
Options Purchased:
Market Price	306,846	3,471	—	310,317
	24,893,111	116,471	—	25,009,582
Investments in Securities – Liabilities
Options Written:
Market Price	(395,724)	(2,281)	—	(398,005)
Totals	$24,497,387	$114,190	—	$24,611,577

Semiannual Report	| March 31, 2018	319

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI PerformanceFee Structured US Fixed Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Exchange-Traded Funds	$24,544,806	—	—	$24,544,806
Options Purchased:
Market Price	162,502	—	—	162,502
	24,707,308	—	—	24,707,308
Investments in Securities – Liabilities
Options Written:
Market Price	(202,277)	—	—	(202,277)
Totals	$24,505,031	—	—	$24,505,031

AllianzGI Real Estate Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Mortgage-Backed Securities	—	$7,955,863	$99,650	$8,055,513
Corporate Bonds & Notes	—	1,012,333	—	1,012,333
Asset-Backed Securities	—	201,834	—	201,834
U.S. Treasury Obligations	—	647,445	—	647,445
	—	9,817,475	99,650	9,917,125
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	5,579	—	5,579
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,030)	—	(1,030)
Interest Rate Contracts	(2,734)	—	—	(2,734)
	(2,734)	(1,030)	—	(3,764)
Totals	$(2,734)	$9,822,024	$99,650	$9,918,940

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Corporate Bonds & Notes	—	$1,052,342,474	—	$1,052,342,474
Senior Loans	—	92,102,550	—	92,102,550
Repurchase Agreements	—	56,698,000	—	56,698,000
Totals	—	$1,201,143,024	—	$1,201,143,024

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Exchange-Traded Funds	$542,947,020	—	—	$542,947,020
Repurchase Agreements	—	$121,234,000	—	121,234,000
Options Purchased:
Market Price	5,617,518	—	—	5,617,518
	548,564,538	121,234,000	—	669,798,538
Investments in Securities – Liabilities
Options Written:
Market Price	(45,348,093)	—	—	(45,348,093)
Totals	$503,216,445	$121,234,000	—	$624,450,445

320	March 31, 2018 |	Semiannual Report

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Exchange-Traded Funds	$2,268,353	—	—	$2,268,353
Options Purchased:
Market Price	66,680	—	—	66,680
	2,335,033	—	—	2,335,033
Investments in Securities – Liabilities
Options Written:
Market Price	(7,060)	—	—	(7,060)
Totals	$2,327,973	—	—	$2,327,973

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/18
Common Stock	$32,421,459	—	—	$32,421,459
Repurchase Agreements	—	$295,000	—	295,000
Totals	$32,421,459	$295,000	—	$32,716,459

At March 31, 2018, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2(a)	Level 2 to Level 1(b)
AllianzGI Multi Asset Income	$254,504	—
AllianzGI Best Styles Emerging Markets Equity	154,839	$119,499
AllianzGI Best Styles Global Equity	6,525,485	781,897
AllianzGI Best Styles International Equity	1,053,832	73,928
AllianzGI Emerging Markets Consumer	88,046	—
AllianzGI Emerging Markets Small-Cap	788,498	77,422
AllianzGI Global Dynamic Allocation	1,717,162	175,804
AllianzGI Global Fundamental Strategy	279,644	—
AllianzGI Global Water	—	15,969,224
AllianzGI International Growth	690,119	—
AllianzGI International Small-Cap	9,818,388	—
AllianzGI NFJ Emerging Markets Value	6,109,373	1,998,000
AllianzGI NFJ International Small-Cap Value	795,843	42,733

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at September 30, 2017, which was applied on March 31, 2018.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2017, which was not applied on March 31, 2018.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period or six months ended March 31, 2018, was as follows:

AllianzGI Multi Asset Income:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Rights:
Food & Staples Retailing	$9	—	—	—	—	—	—	—	$9

Semiannual Report	| March 31, 2018	321

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3***	Ending Balance 3/31/18
Common Stock:
Thailand	$195,153	—	—	—	—	$56,658	—	—	$251,811
Rights:
Korea (Republic of)	125	—	—	—	—	(125)	—	—	—
Warrants:
Malaysia	—	—	—	—	—	241	—	$(241)	—
Totals	$195,278	—	—	—	—	$56,774	—	$(241)	$251,811

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Common Stock:
China	$327,578	—	$(291,658)	—	$7,461	$(42,230)	—	—	$1,151
Thailand	4,713,778	$1,972,352	(3,128,579)	—	835,170	(55,415)	—	—	4,337,306
Totals	$5,041,356	$1,972,352	$(3,420,237)	—	$842,631	$(97,645)	—	—	$4,338,457

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Common Stock:
Thailand	—	$77,804	$(17,179)	—	$3,156	$14,205	—	—	$77,986

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Rights:
Food & Staples Retailing	$97	—	—	—	—	—	—	—	$97

AllianzGI Convertible:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Convertible Bonds & Notes:
Healthcare-Products	—	$3,391,994	$(2,110,270)	—	$(340,610)	$(126,222)	—	—	$814,892
IT Services	$5,583,172	—	(2,175,571)	$349	140,570	(161,676)	—	—	3,386,844
Totals	$5,583,172	$3,391,994	$(4,285,841)	$349	$(200,040)	$(287,898)	—	—	$4,201,736

The table above for AllianzGI Convertible includes Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

322	March 31, 2018 |	Semiannual Report

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Common Stock:
China	$568,706	—		$(587,099)	—	$101,375	$(82,982)	—	—	—
Russian Federation	420,761	$2,806		(383,601)	—	218,208	(258,174)	—	—	—
Thailand	1,685,931	1,445,590		(392,874)	—	33,329	254,183	—	—	$3,026,159
Totals	$2,675,398	$1,448,396		$(1,363,574)	—	$352,912	$(86,973)	—	—	$3,026,159

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Common Stock:
Russian Federation	$186,376	$85,791		$(204,362)	—	$19,058	$(20,897)	—	—	$65,966
Thailand	281,516	444,399		(190,695)	—	7,618	10,524	—	—	553,362
Preferred Stock:
Russian Federation	—	280,399		(15,073)	—	333	(3,236)	—	—	262,423
Rights:
Korea (Republic of)	1,533	—		—	—	—	(1,533)	—	—	—
Totals	$469,425	$810,589		$(410,130)	—	$27,009	$(15,142)	—	—	$881,751

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Common Stock:
China	$55,432	—		$(49,499)	—	$3,525	$(9,424)	—	—	$34
Thailand	891,846	$470,934		(347,184)	—	47,886	135,179	—	—	1,198,661
Rights:
Thailand	133	—		—	—	—	(133)	—	—	—
United States	83	—	††	—	—	—	9	—	—	92
Totals	$947,494	$470,934		$(396,683)	—	$51,411	$125,631	—	—	$1,198,787

AllianzGI High Yield Bond:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3***	Ending Balance 3/31/18
Corporate Bonds & Notes:
Media	$17,256	—		—	—	—	$(17,201)	—	$(55)	—
Preferred Stock	6,385,000	—		—	—	—	—	—	—	$6,385,000
Common Stock:
Advertising	489,997	—		—	—	—	90,708	—	—	580,705
Aerospace & Defense	77,816	—		—	—	—	5,965	—	—	83,781
Media	7	—		—	—	—	—	—	—	7

Semiannual Report	| March 31, 2018	323

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI High Yield Bond (cont’d)
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3***	Ending Balance 3/31/18
Warrants:
Commercial Services	$45,640	—	—	—	—	$(45,624)	—	—	$16
Media	1	—	—	—	—	—	—	—	1
Totals	$7,015,717	$—	—	—	—	$33,848	—	$(55)	$7,049,510

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3†	Transfers out of Level 3	Ending Balance 3/31/18
Common Stock:
China	—	—	—	—	—	—	$610,253	—	$610,253
Russian Federation	—	$1,862,913	$(13,621)	—	$2,941	$203,614	—	—	2,055,847
Preferred Stock:
Russian Federation	$471,283	96,839	(550,756)	—	(26,229)	8,863	—	—	—
Totals	$471,283	$1,959,752	$(564,377)	—	$(23,288)	$212,477	$610,253	—	$2,666,100

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 9/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3***	Ending Balance 3/31/18
Common Stock:
Australia	$39,195	—	$(22,667)	—	$9,959	$11,057	—	$(37,544)	—

AllianzGI Real Estate Debt:
Investments in Securities – Assets	Beginning Balance 12/27/17**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/18
Mortgage-Backed Securities	—	$99,397	—	—	—	$253	—	—	$99,650

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2018:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$251,811	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 13.44-550.73

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$4,337,306	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB	20.92-550.73
	1,151	Market/Discount on Publicly Traded Quote	Discount to Publicly Traded Quote		88%

324	March 31, 2018 |	Semiannual Report

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$77,986	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB	72.15-550.73

AllianzGI Convertible:
Investments in Securities – Assets	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Convertible Bonds & Notes	$814,892	Fundamental Analytical Data Relating to the Investment	Price from Independent Pricing Evaluator	$119.837

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$3,026,159	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB	13.93-206.50

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Common Stock	$65,966	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange		$0.0494-$5.51
Common Stock	553,362	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB	4.75-52.15
Preferred Stock	262,423	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange		$0.52

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$1,198,661	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 11.05-550.73

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Preferred Stock	$6,385,000	Market and Company Comparables	EV Multiples	0.67x (1.10x-0.24x	)
			Illiquidity Discount	30%
Common Stock	580,705	Market and Company Comparables	EV Multiples	4.01x (2.13x-10.91x	)
			Illiquidity Discount	30%
	83,781	Market and Company Comparables	EV Multiples	0.72x (0.49x-1.09x	)
			M&A Transaction Multiples	0.87x (0.32x-2.12x	)
			Illiquidity Discount	40%

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 3/31/18	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$610,253	Market/Last Exchange-Traded Price	Discount to Last Exchange-Traded Price	0%
	2,055,847	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$10.69-$69.38

THB – Thai Baht

*	Other financial instruments are derivatives, such as swap agreements, futures contracts, and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

Semiannual Report	| March 31, 2018	325

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

**	Commencement of operations.
***	Transferred out of Level 3 and into Level 2 because an evaluated price from a third-party independent pricing vendor was used on March 31, 2018.
†	Transferred out of Level 2 and into Level 3 because the trading was halted.
††	Issued via corporate action.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at March 31, 2018 was:

AllianzGI Best Styles Emerging Markets Equity	$56,658
AllianzGI Best Styles Global Equity	1,210,998
AllianzGI Best Styles International Equity	14,205
AllianzGI Convertible	430,028
AllianzGI Emerging Markets Consumer	343,888
AllianzGI Emerging Markets Small-Cap	33,119
AllianzGI Global Dynamic Allocation	154,164
AllianzGI High Yield Bond	51,049
AllianzGI NFJ Emerging Markets Value	203,614
AllianzGI Real Estate Debt	253

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase or lending commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Multi Asset Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI Global High Yield, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value and AllianzGI Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI Global High Yield and AllianzGI NFJ Emerging Markets Value declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond, AllianzGI Short Duration High Income and AllianzGI Real Estate Debt declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. AllianzGI Multi Asset Income declares dividends from net investment income and/or distributions from short-term capital gains monthly. Net realized capital gains, if any, will continue to be distributed annually by the Fund. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of

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dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of March 31, 2018, the value of the related collateral exceeded the value of the repurchase agreements.

(i) Equity-Linked Securities.  Certain Funds invest in equity-linked securities such as participatory notes (“P-Notes”). P-Notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage

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March 31, 2018 (Unaudited)

increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(m) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(n) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(p) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

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(q) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(r) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(s) Securities Traded on To-Be-Announced Basis.  The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(t) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(u) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(v) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(w) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to

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Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

increase in interest rates or an issuer’s deterioration or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek

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recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

AllianzGI PerformanceFee Managed Futures Strategy may gain exposure to commodity markets by investing in a subsidiary of the Trust, the AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund, Ltd. (the “Subsidiary”). By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. AllianzGI Performance Managed Futures Strategy may invest no more than 25% of its assets in the Subsidiary.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS

AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Multi Asset Income (collectively the

“Target Funds”) and Global Allocation, intend to invest their assets significantly or primarily in series of the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Funds and PIMCO ETF Trust (together, “Affiliated Underlying Funds”). The Target Funds and Global Allocation may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, the “Underlying Funds”). Global Fundamental Strategy, PerformanceFee Structured US Equity, PerformanceFee Structured US Fixed Income, Structured Return and U.S. Equity Hedged may have substantial exposure to Underlying Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in the securities and other investments held by the Underlying Funds. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investments in the Underlying Fund, which will vary. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

The U.S. Commodity Futures Trading Commission (the “CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act, or if the fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered as a commodity pool operator with respect to AllianzGI PerformanceFee Managed Futures Strategy and the Subsidiary.

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Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

332	March 31, 2018 |	Semiannual Report

Credit Default Swap Agreements.  Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

Semiannual Report	| March 31, 2018	333

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

The effect of derivatives on the Statements of Assets and Liabilities at March 31, 2018:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$19,055	$32,832	$1,042	$52,929
Liability derivatives:
Unrealized depreciation on futures contracts*	$(87,327)	$(5,392)	$(1,689)	$(94,408)

*	Included in net unrealized depreciation of $41,479 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$5,797	—	$1,389	$7,186
Liability derivatives:
Unrealized depreciation on futures contracts*	$(192,434)	$(12,297)	$(2,117)	$(206,848)

*	Included in net unrealized depreciation of $199,662 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$8,422	—	$1,737	$10,159
Liability derivatives:
Unrealized depreciation on futures contracts*	$(233,790)	$(2,400)	$(2,557)	$(238,747)

*	Included in net unrealized depreciation of $228,588 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2035:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$14,584	$1,389	$15,973
Liability derivatives:
Unrealized depreciation on futures contracts*	$(235,972)	$(2,130)	$(238,102)

*	Included in net unrealized depreciation of $222,129 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2040:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$16,010	$1,389	$17,399
Liability derivatives:
Unrealized depreciation on futures contracts*	$(232,819)	$(2,117)	$(234,936)

*	Included in net unrealized depreciation of $217,537 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

334	March 31, 2018 |	Semiannual Report

AllianzGI Retirement 2045:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$13,506	$1,042	$14,548
Liability derivatives:
Unrealized depreciation on futures contracts*	$(157,144)	$(1,689)	$(158,833)

*	Included in net unrealized depreciation of $144,285 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2050:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$11,623	$1,389	$13,012
Liability derivatives:
Unrealized depreciation on futures contracts*	$(162,395)	$(1,689)	$(164,084)

*	Included in net unrealized depreciation of $151,072 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2055:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$6,996	$695	$7,691
Liability derivatives:
Unrealized depreciation on futures contracts*	$(88,613)	$(1,262)	$(89,875)

*	Included in net unrealized depreciation of $82,184 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	—	$272,145	$272,145
Liability derivatives:
Unrealized depreciation on futures contracts*	$(315,964)	$(108,676)	$(424,640)

*	Included in net unrealized depreciation of $152,495 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	—	$129,949	$62,182	$192,131
Liability derivatives:
Unrealized depreciation on futures contracts*	$(1,399,502)	$(290,126)	$(133,530)	$(1,823,158)

*	Included in net unrealized depreciation of $1,631,027 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

Semiannual Report	| March 31, 2018	335

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$1,761
Liability derivatives:
Unrealized depreciation on futures contracts*	$(3,005)

*	Included in net unrealized depreciation of $1,244 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—	$324	$324
Liability derivatives:
Unrealized depreciation on futures contracts*	$(54,669)	—	$(54,669)
Unrealized depreciation of forward foreign currency contracts	—	$(255)	(255)
Total liability derivatives	$(54,669)	$(255)	$(54,924)

*	Included in net unrealized depreciation of $54,669 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Best Styles International Equity:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(11)

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$12,051

*	Included in net unrealized appreciation of $12,051 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Emerging Markets Debt:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$7,412

AllianzGI Europe Equity Dividend:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(6)

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$55,512	$163,387	$2,736	$221,635
Liability derivatives:
Unrealized depreciation on futures contracts*	$(878,324)	$(9,949)	$(13,900)	$(902,173)

*	Included in net unrealized depreciation of $680,538 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

336	March 31, 2018 |	Semiannual Report

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$92,131	—	—	$92,131
Unrealized appreciation on futures contracts*	157,773	—	—	157,773
Unrealized appreciation of forward foreign currency contracts	—	—	$22,926	22,926
Total asset derivatives	$249,904	—	$22,926	$272,830
Liability derivatives:
Unrealized depreciation on futures contracts*	—	$(49,597)	—	$(49,597)
Options written, at value	$(30,909)	—	—	(30,909)
Unrealized depreciation of forward foreign currency contracts	—	—	$(50,449)	(50,449)
Total liability derivatives	$(30,909)	$(49,597)	$(50,449)	$(130,955)

*	Included in net unrealized appreciation of $108,176 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global High Yield:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—	$15,382	$15,382
Liability derivatives:
Unrealized depreciation on futures contracts*	$(2,688)	—	$(2,688)
Unrealized depreciation of forward foreign currency contracts	—	$(73)	(73)
Total liability derivatives	$(2,688)	$(73)	$(2,761)

*	Included in net unrealized depreciation of $2,668 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$23
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(1,159)

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$182
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(9)

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$337
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(33)

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$74
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(1,260)

Semiannual Report	| March 31, 2018	337

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Commodity Contracts	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$135,126	$29,990	$56,431	—	$7,102	$228,649
Liability derivatives:
Unrealized depreciation of swaps**	—	—	—	$(28,066)	—	(28,066)
Unrealized depreciation on futures contracts*	$(45,906)	$(95,247)	$(89,263)	—	$(25,328)	$(255,744)
Total liability derivatives	$(45,906)	$(95,247)	$(89,263)	$(28,066)	$(25,328)	$(283,810)

*	Included in net unrealized depreciation of $27,095 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.
**	Included in net unrealized depreciation of $28,066 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$310,317
Liability derivatives:
Options written, at value	$(398,005)

AllianzGI PerformanceFee Structured US Fixed Income:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$162,502
Liability derivatives:
Options written, at value	$(202,277)

AllianzGI Real Estate Debt:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—	$5,579	$5,579
Liability derivatives:
Unrealized depreciation on futures contracts*	$(2,734)	—	$(2,734)
Unrealized depreciation of forward foreign currency contracts	—	$(1,030)	(1,030)
Total liability derivatives	$(2,734)	$(1,030)	$(3,764)

*	Included in net unrealized depreciation of $2,734 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$5,617,518
Liability derivatives:
Options written, at value	$(45,348,093)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$66,680
Liability derivatives:
Options written, at value	$(7,060)

The effect of derivatives on the Statements of Operations for the six months ended March 31, 2018:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$87,387	$(167,958)	$(50,201)	$(130,772)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(78,945)	$77,819	$15,071	$13,945

338	March 31, 2018 |	Semiannual Report

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$367,864	$(5,320)	$(56,803)	$305,741
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(221,439)	$12,360	$18,340	$(190,739)

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$426,488	$(222)	$(55,619)	$370,647
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(271,965)	$(2,400)	$17,516	$(256,849)

AllianzGI Retirement 2035:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$359,857	$(49,272)	$310,585
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(245,082)	$14,503	$(230,579)

AllianzGI Retirement 2040:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$376,054	$(47,504)	$328,550
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(233,817)	$12,570	$(221,247)

AllianzGI Retirement 2045:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$228,950	$(40,361)	$188,589
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(153,633)	$12,237	$(141,396)

AllianzGI Retirement 2050:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$235,723	$(37,095)	$198,628
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(155,624)	$12,584	$(143,040)

Semiannual Report	| March 31, 2018	339

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Retirement 2055:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$120,105	$(20,326)	$99,779
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(83,737)	$5,875	$(77,862)

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$970,470	$(602,854)	$52,594	$420,210
Forward foreign currency contracts	—	—	2,618	2,618
Total net realized gain(loss)	$970,470	$(602,854)	$55,212	$422,828
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(491,525)	$317,881	$(36,647)	$(210,291)

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$4,917,929	$(880,584)	$(665,446)	$3,371,899
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(2,006,495)	$275,866	$167,892	$(1,562,737)

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$24,949	—	$24,949
Forward foreign currency contracts	—	$(462)	(462)
Total net realized gain(loss)	$24,949	$(462)	$24,487
Net change in unrealized appreciation/depreciation of:
Futures contracts	$6,292	$—	$6,292

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$285,255	—	$285,255
Forward foreign currency contracts	—	$28,331	28,331
Total net realized gain	$285,255	$28,331	$313,586
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(54,669)	—	$(54,669)
Forward foreign currency contracts	—	$69	69
Total net change in unrealized appreciation/depreciation	$(54,669)	$69	$(54,600)

340	March 31, 2018 |	Semiannual Report

AllianzGI Best Styles International Equity:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(846)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$(11)

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Net realized gain on:
Futures contracts	$10,307
Net change in unrealized appreciation/depreciation of:
Futures contracts	$7,648

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$23,470
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$(144)

AllianzGI Emerging Markets Debt:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$21,019	—	$21,019
Forward foreign currency contracts	—	$(79,744)	(79,744)
Total net realized gain(loss)	$21,019	$(79,744)	$(58,725)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	—	$19,912	$19,912

AllianzGI Emerging Markets Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$5,469

AllianzGI Europe Equity Dividend:
Location	Foreign Exchange Contracts
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$(6)

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$3,188,118	$(551,278)	$(857,739)	$1,779,101
Forward foreign currency contracts	—	—	2,224	2,224
Total net realized gain(loss)	$3,188,118	$(551,278)	$(855,515)	$1,781,325
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(1,506,206)	$342,887	$294,841	$(868,478)

Semiannual Report	| March 31, 2018	341

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Investments (options purchased)	$47,293	—	—	$47,293
Futures contracts	(484,475)	$1,013	—	(483,462)
Options written	(98,111)	—	—	(98,111)
Forward foreign currency contracts	—	—	$(86,636)	(86,636)
Total net realized gain(loss)	$(535,293)	$1,013	$(86,636)	$(620,916)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(81,582)	—	—	$(81,582)
Futures contracts	221,869	$(60,411)	—	161,458
Options written	(2,625)	—	—	(2,625)
Forward foreign currency contracts	—	—	$(75,738)	(75,738)
Total net change in unrealized appreciation/depreciation	$137,662	$(60,411)	$(75,738)	$1,513

AllianzGI Global High Yield:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(55)	$9,719	—	$9,664
Forward foreign currency contracts	—	—	$(325,906)	(325,906)
Total net realized gain(loss)	$(55)	$9,719	$(325,906)	$(316,242)
Net change in unrealized appreciation/depreciation of:
Futures contracts	—	$(2,032)	—	(2,032)
Forward foreign currency contracts	—	—	$100,392	100,392
Total net change in unrealized appreciation/depreciation	—	$(2,032)	$100,392	$98,360

AllianzGI Global Sustainability:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$1,534

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(107,376)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$(1,136)

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(1,245)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$69

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$57,243
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$2,539

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$16,427
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$362

342	March 31, 2018 |	Semiannual Report

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(53)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$(1,186)

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Commodity Contracts	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(115,163)	$(202,861)	$(175,546)	—	$5,077	$(488,493)
Swaps	—	—	—	$8,313	—	8,313
Total net realized gain(loss)	$(115,163)	$(202,861)	$(175,546)	$8,313	$5,077	$(480,180)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$89,220	$(65,257)	$(32,832)	—	$(18,226)	$(27,095)
Swaps		—	—	$(28,066)	—	(28,066)
Total net change in unrealized appreciation/depreciation	$89,220	$(65,257)	$(32,832)	$(28,066)	$(18,226)	$(55,161)

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(386,864)
Options written	72,829
Total net realized loss	$(314,035)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(31,105)
Options written	89,780
Total net change in unrealized appreciation/depreciation	$58,675

AllianzGI PerformanceFee Structured US Fixed Income:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(230,426)
Options written	81,724
Total net realized loss	$(148,702)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$14,473
Options written	38,588
Total net change in unrealized appreciation/depreciation	$53,061

AllianzGI Real Estate Debt:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized loss on:
Forward foreign currency contracts	—	$(72,898)	$(72,898)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(2,734)	—	$(2,734)
Forward foreign currency contracts	—	$4,549	4,549
Total net change in unrealized appreciation/depreciation	$(2,734)	$4,549	$1,815

Semiannual Report	| March 31, 2018	343

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Structured Return:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$8,920,418
Futures contracts	207,276
Options written	(61,987,567)
Total net realized loss	$(52,859,873)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$535,008
Options written	4,975,449
Total net change in unrealized appreciation/depreciation	$5,510,457

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$30,242
Options written	(204,130)
Total net realized loss	$(173,888)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$66,473
Options written	(9,103)
Total net change in unrealized appreciation/depreciation	$57,370

The average volume (based on the open positions at each month-end) of derivative activity for the period or six months ended March 31, 2018:

	Options Purchased Contracts (1)	Options Written Contracts (1)	Forward Foreign Currency Contracts (2)				Futures Contracts (1)			Credit Default Swap Agreements (3)
			Purchased		Sold		Long		Short	Buy	Sell
AllianzGI Retirement 2020	—	—	—		—		45		28	—	—
AllianzGI Retirement 2025	—	—	—		—		44		21	—	—
AllianzGI Retirement 2030	—	—	—		—		51		24	—	—
AllianzGI Retirement 2035	—	—	—		—		52		29	—	—
AllianzGI Retirement 2040	—	—	—		—		57		34	—	—
AllianzGI Retirement 2045	—	—	—		—		41		25	—	—
AllianzGI Retirement 2050	—	—	—		—		43		26	—	—
AllianzGI Retirement 2055	—	—	—		—		22		13	—	—
AllianzGI Multi Asset Income	—	—	$20,917		$21,746		231		143	—	—
AllianzGI Global Allocation	—	—	—		—		882		58	—	—
AllianzGI Best Styles Emerging Markets Equity	—	—	—	†	—	†	37		—	—	—
AllianzGI Best Styles Global Equity	—	—	30,476		25,282		23		—	—	—
AllianzGI Best Styles International Equity	—	—	—	†	8,856		—		—	—	—
AllianzGI Best Styles U.S. Equity	—	—	—		—		1		—	—	—
AllianzGI Emerging Markets Consumer	—	—	56,547		128,664		—		—	—	—
AllianzGI Emerging Markets Debt	—	—	1,098,071		1,780,119		3		13	—	—
AllianzGI Emerging Markets Small-Cap	—	—	—	†	—	†	—		—	—	—
AllianzGI Europe Equity Dividend	—	—	—		1,784		—		—	—	—
AllianzGI Global Dynamic Allocation	—	—	183,436		100,263		926		168	—	—
AllianzGI Global Fundamental Strategy	111	560	15,888		3,325,558		2		39	—	—
AllianzGI Global High Yield	—	—	208,159		7,109,400		—	†	3	—	—
AllianzGI Global Sustainability	—	—	—	†	—	†	—		—	—	—
AllianzGI Global Water	—	—	—	†	1,099,351		—		—	—	—
AllianzGI International Growth	—	—	8,386		6,403		—		—	—	—
AllianzGI International Small-Cap	—	—	274,109		188,700		—		—	—	—
AllianzGI NFJ Emerging Markets Value	—	—	210,357		25,240		—		—	—	—
AllianzGI NFJ International Small-Cap Value	—	—	17,210		5,216		—		—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	—	—	—		—		156		59	$1,434,977	$1,328,571
AllianzGI PerformanceFee Structured US Equity	300	316	—		—		—		—	—	—

344	March 31, 2018 |	Semiannual Report

	Options Purchased Contracts (1)	Options Written Contracts (1)	Forward Foreign Currency Contracts (2)		Futures Contracts (1)			Credit Default Swap Agreements (3)
			Purchased	Sold	Long		Short	Buy	Sell
AllianzGI PerformanceFee Structured US Fixed Income	148	151	—	—	—		—	—	—
AllianzGI Real Estate Debt	—	—	32,114	1,525,688	—		1	—	—
AllianzGI Structured Return	15,376	6,527	—	—	—	†	—	—	—
AllianzGI U.S. Equity Hedged	44	29	—	—	—		—	—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional amount (in thousands)

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at March 31, 2018 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at March 31, 2018:

AllianzGI Best Styles Global Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts
Northern Trust Company	$136	$—	$—	$136
State Street Bank & Trust Co.	188	—	—	188
Totals	$324	$—	$—	$324

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts
JPMorgan Chase	$7,412	$—	$—	$7,412

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts
State Street Bank & Trust Co.	$22,926	$(22,926)	$—	$—

AllianzGI Global High Yield:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts
Goldman Sachs	$14,448	$—	$—	$14,448
JPMorgan Chase	934	(73)	—	861
Totals	$15,382	$(73)	$—	$15,309

Semiannual Report	| March 31, 2018	345

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Global Water:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts
State Street Bank & Trust Co.	$23	$(23)	$—	$—

AllianzGI International Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts
Income Repatriation Boston IBS	$182	$—	$—	$182

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts
Northern Trust Company	$337	$(33)	$—	$304

AllianzGI NFJ International Small-Cap Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts
Northern Trust Company	$74	$(74)	$—	$—

AllianzGI Real Estate Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Forward Foreign Currency Contracts
Barclays Bank PLC	$4,484	$(1,011)	$—	$3,473
Citibank N.A.	1,095	(19)	—	1,076
Totals	$5,579	$(1,030)	$—	$4,549

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at March 31, 2018:

AllianzGI Best Styles Global Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts
Income Repatriation Boston IBS	$255	$—	$—	$255

346	March 31, 2018 |	Semiannual Report

AllianzGI Best Styles International Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts
Income Repatriation Boston IBS	$11	$—	$—	$11

AllianzGI Europe Equity Dividend:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts
Income Repatriation Boston IBS	$6	$—	$—	$6

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts
Income Repatriation Boston IBS	$5	$—	$—	$5
State Street Bank & Trust Co.	50,444	(22,926)	—	27,518
Totals	$50,449	$(22,926)	$—	$27,523

AllianzGI Global High Yield:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts
JPMorgan Chase	$73	$(73)	$—	$—

AllianzGI Global Water:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts
Income Repatriation Boston IBS	$902	$—	$—	$902
State Street Bank & Trust Co.	257	(23)	—	234
Totals	$1,159	$(23)	$—	$1,136

AllianzGI International Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts
State Street Bank & Trust Co.	$9	$—	$—	$9

Semiannual Report	| March 31, 2018	347

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts
Northern Trust Company	$33	$(33)	$—	$—

AllianzGI NFJ International Small-Cap Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts
Northern Trust Company	$1,260	$(74)	$—	$1,186

AllianzGI Real Estate Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Forward Foreign Currency Contracts
Barclays Bank PLC	$1,011	$(1,011)	$—	$—
Citibank N.A.	19	(19)	—	—
Totals	$1,030	$(1,030)	$—	$—

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES/ DEFERRED COMPENSATION

Investment Management Fee.  Each Fund has an Investment Management Agreement (for the purpose of this section, the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”). With respect to AllianzGI PerformanceFee Managed Futures Strategy, the Investment Manager also serves as investment manager to the Subsidiary pursuant to an investment management agreement. The Investment Manager does not receive a fee for its services to the Subsidiary.

“Due to Investment Manager” on the Statements of Assets and Liabilities represents the remaining amounts payable related to offering costs for AllianzGI Global High Yield, AllianzGI PerformanceFee Managed Futures Strategy, AllianzGI PerformanceFee Structured US Equity, AllianzGI PerformanceFee Structured US Fixed Income and AllianzGI Real Estate Debt that were paid by the Investment Manager.

Administration Fee.  The Investment Manager provides administrative services to the Target Funds and also bears the cost of most third-party administrative services required by the Target Funds, and in return it receives from each share class of each Target Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all outstanding share classes are charged at an annual rate as indicated in the following table:

	All Classes		Class A,C and R	Class P and Administrative	Class R6
	Management Fee	Effective Management Fee		Administration Fee
AllianzGI Retirement 2020	0.05%	0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2025	0.05	0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05	0.05	0.30	0.15	0.05

348	March 31, 2018 |	Semiannual Report

	All Classes			Class A,C and R	Class P and Administrative	Class R6
	Management Fee		Effective Management Fee		Administration Fee
AllianzGI Retirement 2035	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05
AllianzGI Multi Asset Income	0.05		0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.70	*	0.18	N/A	N/A	N/A
AllianzGI Best Styles Emerging Markets Equity	0.40		0.40	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles International Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	0.90		0.90	N/A	N/A	N/A
AllianzGI Emerging Markets Debt	0.75		0.75	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A
AllianzGI Europe Equity Dividend	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70	*	0.66	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy	0.75	*	0.61	N/A	N/A	N/A
AllianzGI Global High Yield	0.60		0.60	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80	*	0.69	N/A	N/A	N/A
AllianzGI Global Water	0.95	*	0.73	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Growth	0.70		0.70	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00	*	0.89	N/A	N/A	N/A
AllianzGI Micro Cap	1.25		1.25	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	0.85	*	0.65	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.85		0.85	N/A	N/A	N/A
AllianzGI PerformanceFee Managed Futures Strategy	0.75	*	0.00	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Equity	0.60	*	0.00	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Fixed Income	0.30	*	0.00	N/A	N/A	N/A
AllianzGI Real Estate Debt	0.45		0.45	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50	*	1.33	N/A	N/A	N/A

*	See Note 6 for management fee waivers.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager, serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, C and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, C and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of Class C (with the exception for

AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Semiannual Report	| March 31, 2018	349

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the period or six months ended March 31, 2018, the Distributor received $105,446, representing commissions (sales charges) and CDSC from the Funds.

Deferred Compensation.  Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

6.	EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

			Expense Limitation
	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6		Administrative Class
AllianzGI Retirement 2020(3)	N/A		0.95%	1.70%	1.30%	0.65%	N/A	0.55	%*	0.90%
AllianzGI Retirement 2025(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2030(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2035(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2040(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2045(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2050(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2055(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Multi Asset Income(3)	N/A		0.95	1.70	1.30	0.65	0.60%	0.55	*	0.90
AllianzGI Global Allocation(4)	0.55	%(1)	0.60	1.37	0.80	0.40	0.40	0.30		0.55
AllianzGI Best Styles Emerging Markets Equity(5)	N/A		0.85	1.60	N/A	0.70	0.60	0.60		N/A
AllianzGI Best Styles Global Equity(5)	N/A		0.70	1.40	N/A	0.50	0.40	0.40		N/A
AllianzGI Best Styles International Equity(5)	N/A		0.70	1.45	N/A	0.55	0.45	0.45		N/A
AllianzGI Best Styles U.S. Equity(5)	N/A		0.65	1.40	N/A	0.50	0.50	0.40		N/A
AllianzGI Convertible	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI Emerging Markets Consumer(6)	N/A		1.55	N/A	N/A	N/A	1.20	N/A		N/A
AllianzGI Emerging Markets Debt(5)	N/A		1.20	1.95	N/A	1.05	0.95	N/A		N/A
AllianzGI Emerging Markets Small-Cap(5)	N/A		1.85	N/A	N/A	N/A	1.50	N/A		N/A
AllianzGI Europe Equity Dividend(5)	N/A		1.20	1.95	N/A	1.05	0.95	N/A		N/A
AllianzGI Global Dynamic Allocation(4)	0.55(1)		0.97	1.74	1.34	0.80	0.70	0.70		0.95
AllianzGI Global Fundamental Strategy(6)	0.14(2)		1.11	1.86	N/A	0.96	0.86	N/A		N/A
AllianzGI Global High Yield(5)	N/A		N/A	N/A	N/A	0.80	0.70	N/A		N/A
AllianzGI Global Sustainability(5)	0.11(2)		1.09	N/A	N/A	0.94	0.84	N/A		N/A
AllianzGI Global Water	0.22(2)		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI High Yield Bond	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI International Growth(5)	N/A		1.05	N/A	N/A	N/A	0.80	N/A		N/A
AllianzGI International Small-Cap(5)	0.11(2)		1.25	2.08	1.59	1.10	1.04	1.00		N/A
AllianzGI Micro Cap(6)	N/A		1.62	N/A	N/A	1.54	1.54	N/A		N/A
AllianzGI NFJ Emerging Markets Value(6)	0.20(2)		1.14	1.89	N/A	0.98	0.89	N/A		N/A
AllianzGI NFJ International Small-Cap Value(5)	N/A		1.30	2.05	N/A	1.05	0.99	0.95		N/A
AllianzGI PerformanceFee Managed Futures Strategy(8)	0.75(7)		N/A	N/A	N/A	0.19	0.14	0.09		N/A

350	March 31, 2018 |	Semiannual Report

			Expense Limitation
	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI PerformanceFee Structured US Equity(8)	0.60	%(7)	N/A	N/A	N/A	0.00%	0.00%	0.00%	N/A
AllianzGI PerformanceFee Structured US Fixed Income(8)	0.30	(7)	N/A	N/A	N/A	0.00	0.00	0.00	N/A
AllianzGI Real Estate Debt(5)	N/A		N/A	N/A	N/A	0.68	0.58	N/A	N/A
AllianzGI Short Duration High Income	N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI Structured Return(6)	N/A		0.98%	1.77%	N/A	0.77	0.69	0.67	N/A
AllianzGI U.S. Equity Hedged(6)	N/A		1.25	2.00	N/A	1.10	1.00	N/A	N/A
AllianzGI Ultra Micro Cap(5)	N/A	(2)	2.01	N/A	N/A	1.72	1.69	N/A	N/A

(1)	The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of each applicable Fund that are attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser, is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Funds will continue through at least January 31, 2019.
(2)	The Investment Manager has agreed to waive a portion of the investment management fee, which reduces the annual percentage rate by the rate disclosed in the table above through January 31, 2019. AllianzGI Ultra Micro Cap had a waiver of 0.25% through January 31, 2018. Amounts waived pursuant to each of the investment management fee waivers are separate from and would not be included with the amounts subject to potential recoupment under the Expense Limitation Agreement.
(3)	The Investment Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(4)	Effective February 1, 2018, the Investment Manager has contractually agreed, until January 31, 2019, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(5)	Effective February 1, 2018, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2019 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses (after giving effect to the management fee waiver, if any, referred to in footnote (2) above), and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(6)	Effective February 1, 2018, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2019 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses (after giving effect to the management fee waiver, if any, referred to in footnote (2) above), exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(7)	The Investment Manager has agreed to waive its investment management fee for AllianzGI PerformanceFee Managed Futures up to 0.75% for any negative performance relative to the ICE BofAML 3-Month US T-Bill Index plus 5.00% (annualized). The Investment Manager has agreed to waive its investment management fee for AllianzGI PerformanceFee Structured US Equity up to 0.60% for any negative performance relative to the S&P 500 Index plus 1.25% (annualized). The Investment Manager has agreed to waive its investment management fee for AllianzGI PerformanceFee Structured US Fixed Income up to 0.30% for any negative performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index plus 0.625% (annualized). The waivers are in effect through December 31, 2018.
(8)	Effective February 1, 2018, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2019 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.
*	As a result of reimbursing expenses inclusive of acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

The following Funds revised their expense limitation rates during the six months ended March 31, 2018. The expense limitation rates in effect during the period (except as noted in the tables below) and at March 31, 2018 for all the Funds are disclosed in the table above.

	Expense Limitation (10/1/17 - 1/31/18)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Global Dynamic Allocation	0.97%	1.74%	1.34%	0.80%	0.70%	0.70%	0.97%
AllianzGI International Small-Cap	1.25	2.08	1.59	1.10	1.07	1.00	N/A
AllianzGI NFJ International Small-Cap Value	1.30	2.05	N/A	1.05	1.01	0.95	N/A
AllianzGI Short Duration High Income	N/A	N/A	N/A	N/A	N/A	0.57	N/A
AllianzGI Structured Return	0.98	1.78	N/A	0.77	0.69	0.67	N/A
AllianzGI Ultra Micro Cap	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Semiannual Report	| March 31, 2018	351

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

The Investment Manager, per the expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the period or six months ended March 31, 2018, the Investment Manager recouped a total of $1,437 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of March 31, 2018.

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended
	9/30/2015	9/30/2016	9/30/2017	Totals
AllianzGI Retirement 2020	$54,591	$32,277	$88,906	$175,774
AllianzGI Retirement 2025	64,766	30,952	116,776	212,494
AllianzGI Retirement 2030	76,424	36,276	123,768	236,468
AllianzGI Retirement 2035	66,388	14,422	63,406	144,216
AllianzGI Retirement 2040	60,282	8,160	25,645	94,087
AllianzGI Retirement 2045	38,645	6,546	7,838	53,029
AllianzGI Retirement 2050	34,200	3,046	3,702	40,948
AllianzGI Retirement 2055	11,552	1,064	1,712	14,328
AllianzGI Multi Asset Income	25,007	35,990	92,776	153,773
AllianzGI Global Allocation	326,730	—	14,256	340,986
AllianzGI Best Styles Emerging Markets Equity	236,953	318,110	314,955	870,018
AllianzGI Best Styles Global Equity	265,504	416,897	222,208	904,609
AllianzGI Best Styles International Equity	342,608	394,405	348,158	1,085,171
AllianzGI Best Styles U.S. Equity	184,303	195,811	174,158	554,272
AllianzGI Emerging Markets Consumer	244,097	257,727	185,526	687,350
AllianzGI Emerging Markets Debt	305,163	162,697	162,523	630,383
AllianzGI Emerging Markets Small-Cap	293,821	305,798	251,209	850,828
AllianzGI Europe Equity Dividend	230,355	321,812	307,860	860,027
AllianzGI Global Dynamic Allocation	204,882	199,996	650,337	1,055,215
AllianzGI Global Fundamental Strategy	153,697	173,706	180,413	507,816
AllianzGI Global High Yield	—	—	236,455	236,455
AllianzGI Global Sustainability	202,111	190,206	175,647	567,964
AllianzGI International Growth	161,358	187,039	172,093	520,490
AllianzGI International Small-Cap	141,751	258,005	279,258	679,014
AllianzGI Micro Cap	115,570	153,921	137,352	406,843
AllianzGI NFJ Emerging Markets Value	303,098	465,793	548,032	1,316,923
AllianzGI NFJ International Small-Cap Value	214,424	349,447	287,899	851,770
AllianzGI Short Duration High Income	10,170	—	—	10,170
AllianzGI Structured Return	88,615	16,609	408,444	513,668
AllianzGI U.S. Equity Hedged	129,361	188,026	193,599	510,986

7.	RELATED PARTY TRANSACTIONS

The Investment Manager and the Distributor are related parties. Fees payable to and amounts due from these parties are disclosed in Note 5 and Note 6 and the accrued related party fee and receivable amounts are disclosed on the Statements of Assets and Liabilities.

(a) Payments from Affiliates

There were not payments from affiliates for the period ended March 31, 2018.

During the year ended September 30, 2017, AllianzGI U.S. reimbursed AllianzGI International Small-Cap, AllianzGI NFJ Emerging Markets Value, AllianzGI Structured Return and AllianzGI Ultra Micro Cap $1,442, $52,591, $5,650, and $2,886, respectively, for realized losses resulting from trading errors.

(b) In-Kind Fund Share Transactions

There were no in-kind fund share transactions during the six months ended March 31, 2018.

During the year ended September 30, 2017, AllianzGI Best Styles Global Equity, AllianzGI Best Styles U.S. Equity and AllianzGI Convertible transferred securities and cash to affiliated entities in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains and losses as shown in the table below were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments. The number of shares redeemed

352	March 31, 2018 |	Semiannual Report

in-kind and redemption value as shown in the table below are included in the “Cost of shares redeemed” in Note 9.

During the year ended September 30, 2017, AllianzGI Global Dynamic Allocation accepted securities from affiliated entities in connection with subscription in-kind transactions. For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. The Fund sold 1,985,501 shares of Class R6 in-kind with a subscription value of $36,374,375. The number of shares sold and subscription value are included in “Shares sold” in Note 9.

	Shares Redeemed In-Kind	Redemption Value	Realized Gains	Realized Losses
AllianzGI Best Styles Global Equity (Class R6)	1,002,664	$15,791,959	$1,133,858	$438,244
AllianzGI Best Styles U.S. Equity (Class R6)	2,918,758	45,202,958	3,159,994	1,690,309
AllianzGI Convertible (Institutional Class)	16,579,709	552,103,654	64,931,264	6,282,257

(c) Affiliated Transactions

The following tables show the transactions in and earnings from affiliates for the six months ended March 31, 2018:

AllianzGI Retirement 2020:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$8,339,779	$1,275,700	$923,647	$(193,638)	$8,451,358	$108,471	584,061	$(46,836)	—
AllianzGI Best Styles U.S. Equity	3,541,309	227,249	827,362	(78,511)	2,961,843	66,655	160,013	99,158	$160,593
AllianzGI Emerging Markets Debt	687,359	299,986	769,892	(6,967)	201,885	15,029	14,088	(8,601)	6,881
AllianzGI Emerging Markets Small-Cap	320,480	21,775	—	3,136	345,391	13,432	19,019	—	8,344
AllianzGI Global Dynamic Allocation	34,086,296	2,254,074	4,004,003	(1,339,402)	31,109,851	576,857	1,569,619	112,886	1,214,401
AllianzGI Short Duration High Income	543,501	49,745	—	(10,550)	582,696	13,892	39,212	—	—
Totals	$47,518,724	$4,128,529	$6,524,904	$(1,625,932)	$43,653,024	$794,336	2,386,012	$156,607	$1,390,219

AllianzGI Retirement 2025:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$7,019,821	$2,156,341	$293,063	$(205,816)	$8,663,760	$96,957	598,739	$(13,523)	—
AllianzGI Best Styles U.S. Equity	6,231,430	509,028	750,810	(23,889)	6,012,434	117,289	324,821	46,675	$282,587
AllianzGI Emerging Markets Debt	648,718	11,860	458,754	(6,774)	194,401	8,564	13,566	(649)	3,296
AllianzGI Emerging Markets Small-Cap	344,099	23,380	—	3,367	370,846	14,422	20,421	—	8,959
AllianzGI Global Dynamic Allocation	48,368,729	4,103,670	4,967,520	(1,761,817)	45,864,777	814,468	2,314,065	121,715	1,714,618
AllianzGI Short Duration High Income	381	333,586	—	(3,535)	330,432	2,560	22,236	—	—
Totals	$62,613,178	$7,137,865	$6,470,147	$(1,998,464)	$61,436,650	$1,054,260	3,293,848	$154,218	$2,009,460

Semiannual Report	| March 31, 2018	353

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Retirement 2030:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$690,578	$1,552,690	—	$(43,058)	$2,200,210	$17,153	152,053	—	—
AllianzGI Best Styles Global Equity	6,572,616	1,128,943	$374,389	(650,560)	6,681,525	225,116	395,825	$4,915	$661,092
AllianzGI Best Styles U.S. Equity	9,461,330	833,384	689,069	(24,568)	9,603,905	176,115	518,850	22,828	424,317
AllianzGI Emerging Markets Small-Cap	780,480	53,031	—	7,635	841,146	32,711	46,319	—	20,320
AllianzGI Global Dynamic Allocation	52,549,025	5,051,752	3,691,374	(1,879,808)	52,049,188	886,989	2,626,094	19,593	1,867,290
Totals	$70,054,029	$8,619,800	$4,754,832	$(2,590,359)	$71,375,974	$1,338,084	3,739,141	$47,336	$2,973,019

AllianzGI Retirement 2035:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$550,305	$960,473	—	$(28,111)	$1,482,667	$12,117	102,465	—	—
AllianzGI Best Styles Global Equity	18,125,278	3,159,765	$1,064,996	(1,787,461)	18,398,905	620,803	1,089,983	$(33,681)	$1,823,090
AllianzGI Best Styles U.S. Equity	9,332,798	836,274	869,441	(30,519)	9,304,493	173,531	502,674	35,381	418,092
AllianzGI Emerging Markets Small-Cap	641,417	43,582	—	6,275	691,274	26,883	38,066	—	16,699
AllianzGI Global Dynamic Allocation	27,457,885	2,677,927	1,037,581	(1,004,951)	28,094,530	463,642	1,417,484	1,250	976,060
Totals	$56,107,683	$7,678,021	$2,972,018	$(2,844,767)	$57,971,869	$1,296,976	3,150,672	$2,950	$3,233,941

AllianzGI Retirement 2040:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$25,070,493	$3,879,427	$2,231,904	$(2,492,909)	$24,179,939	$866,190	1,432,461	$(45,168)	$2,543,710
AllianzGI Best Styles U.S. Equity	9,687,342	621,645	541,721	(27,226)	9,760,730	182,337	527,322	20,690	439,307
AllianzGI Emerging Markets Small-Cap	544,837	37,020	—	5,330	587,187	22,835	32,334	—	14,185
AllianzGI Global Dynamic Allocation	16,998,199	1,957,312	594,163	(640,321)	17,720,335	283,860	894,063	(692)	597,583
Totals	$52,300,871	$6,495,404	$3,367,788	$(3,155,126)	$52,248,191	$1,355,222	2,886,180	$(25,170)	$3,594,785

354	March 31, 2018 |	Semiannual Report

AllianzGI Retirement 2045:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$18,313,605	$3,309,969	$984,906	$(1,841,635)	$18,751,288	$636,383	1,110,858	$(45,745)	$1,868,844
AllianzGI Best Styles U.S. Equity	6,284,793	508,833	219,418	(17,111)	6,565,411	118,295	354,695	8,314	285,006
AllianzGI Emerging Markets Small-Cap	321,547	21,848	—	3,146	346,541	13,476	19,083	—	8,371
AllianzGI Global Dynamic Allocation	7,059,343	1,061,170	197,681	(267,823)	7,651,817	120,330	386,065	(3,192)	253,319
Totals	$31,979,288	$4,901,820	$1,402,005	$(2,123,423)	$33,315,057	$888,484	1,870,701	$(40,623)	$2,415,540

AllianzGI Retirement 2050:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$19,134,566	$4,011,035	$926,409	$(1,943,710)	$20,229,646	$666,437	1,198,439	$(45,836)	$1,957,103
AllianzGI Best Styles U.S. Equity	5,857,590	824,086	361,398	(17,609)	6,311,887	110,562	340,999	9,218	266,379
AllianzGI Emerging Markets Small-Cap	309,055	20,999	—	3,024	333,078	12,953	18,341	—	8,046
AllianzGI Global Dynamic Allocation	5,658,483	803,817	239,498	(210,726)	6,009,902	96,146	303,224	(2,174)	202,406
Totals	$30,959,694	$5,659,937	$1,527,305	$(2,169,021)	$32,884,513	$886,098	1,861,003	$(38,792)	$2,433,934

AllianzGI Retirement 2055:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$8,609,987	$3,266,395	$561,397	$(926,061)	$10,335,635	$322,995	612,301	$(53,289)	$948,529
AllianzGI Best Styles U.S. Equity	2,713,120	653,835	133,667	(6,784)	3,226,038	53,326	174,286	(466)	128,479
AllianzGI Emerging Markets Small-Cap	109,816	63,200	—	1,663	174,679	4,603	9,619	—	2,859
AllianzGI Global Dynamic Allocation	2,546,142	775,105	141,906	(106,654)	3,070,278	46,373	154,908	(2,409)	97,624
Totals	$13,979,065	$4,758,535	$836,970	$(1,037,836)	$16,806,630	$427,297	951,114	$(56,164)	$1,177,491

Semiannual Report	| March 31, 2018	355

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

AllianzGI Multi Asset Income:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Debt	$2,791,922	$1,129,159	$282,361	$(123,434)	$3,511,309	$93,473	245,032	$(3,977)	$25,065
AllianzGI Europe Equity Dividend	3,273,342	77,782	—	(121,269)	3,229,855	77,783	204,810	—	—
AllianzGI Global High Yield	1,024,740	593,222	—	(20,699)	1,597,263	21,060	106,201	—	—
AllianzGI High Yield Bond	3,294,971	2,399,243	3,172,098	(119,393)	2,366,721	88,265	275,520	(36,002)	—
AllianzGI Short Duration High Income	8,402,079	127,708	3,627,151	(64,971)	4,811,287	127,708	323,774	(26,378)	—
PIMCO Income	5,767,960	1,654,904	1,282,186	(130,762)	6,025,668	155,643	493,503	15,752	—
PIMCO Investment Grade Corporate Bond Index	—	5,477,071	1,747,316	(115,488)	3,559,098	68,580	34,801	(55,169)	3,326
PIMCO Long-Term Credit	3,036,362	—	3,055,604	(91,091)	—	4,922	—	110,333	—
PIMCO Mortgage Opportunities	3,810,026	1,301,977	2,666,191	(37,832)	2,371,962	93,569	215,242	(36,018)	—
PIMCO Preferred and Capital Securities	2,013,097	1,873,979	998,843	(36,458)	2,839,137	73,449	275,377	(12,638)	7,190
Totals	$33,414,499	$14,635,045	$16,831,750	$(861,397)	$30,312,300	$804,452	2,174,260	$(44,097)	$35,581

AllianzGI Global Allocation:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$87,446,693	$10,147,377	$3,944,592	$(2,135,542)	$91,333,469	$1,098,252	6,311,919	$(180,467)	—
AllianzGI Best Styles Global Equity	144,308,772	22,377,737	11,129,601	(15,329,832)	141,681,670	4,807,230	8,393,464	1,454,594	$14,117,227
AllianzGI Best Styles Global Managed Volatility	35,385,401	2,482,013	—	(972,792)	36,894,622	1,187,383	2,125,266	—	1,294,630
AllianzGI Emerging Markets Debt	15,413,937	520,450	—	(517,731)	15,416,656	410,400	1,075,831	—	110,051
AllianzGI Emerging Markets Small-Cap	4,609,381	313,190	—	45,094	4,967,665	193,185	273,550	—	120,005
AllianzGI High Yield Bond	4,928,245	65,719	4,907,844	(187,710)	—	65,719	—	101,590	—
AllianzGI International Growth	17,904,950	2,224,578	—	(1,176,850)	18,952,678	109,346	1,021,708	—	2,115,231
AllianzGI PerformanceFee Managed Futures Strategy	—	15,000,000	—	(540,000)	14,460,000	—	1,500,000	—	—
Totals	$309,997,379	$53,131,064	$19,982,037	$(20,815,363)	$323,706,760	$7,871,515	20,701,738	$1,375,717	$17,757,144

356	March 31, 2018 |	Semiannual Report

AllianzGI Global Fundamental Strategy:
	Market Value 9/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2018	Dividend Income	Shares as of 3/31/2018	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Emerging Markets Equity	$383,978	$7,668	$418,836	$(46,408)	—	$7,668	—	$73,598	—
AllianzGI NFJ Emerging Markets Value	197,060	2,671	—	16,103	$215,834	1,891	11,414	—	$780
Totals	$581,038	$10,339	$418,836	$(30,305)	$215,834	$9,559	11,414	$73,598	$780

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the six months ended March 31, 2018, the following Funds engaged in sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Short Duration High Income	—	$39,257,236

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At March 31, 2018, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI/Allianz of America
AllianzGI Retirement 2020	4	75%	—	—	—
AllianzGI Retirement 2025	3	75%	—	—	—
AllianzGI Retirement 2030	3	73%	—	—	—
AllianzGI Retirement 2035	4	78%	—	—	—
AllianzGI Retirement 2040	3	74%	—	—	—
AllianzGI Retirement 2045	3	70%	—	—	—
AllianzGI Retirement 2050	4	77%	—	—	—
AllianzGI Retirement 2055	4	75%	—	—	—
AllianzGI Multi Asset Income	6	66%	—	—	—
AllianzGI Global Allocation	1	23%	2	53%	—
AllianzGI Best Styles Emerging Markets Equity	1	12%	—	0%	80%
AllianzGI Best Styles Global Equity	—	—	3	77%	—
AllianzGI Best Styles International Equity	1	42%	2	54%	—
AllianzGI Best Styles U.S. Equity	1	5%	6	80%	—
AllianzGI Convertible	4	36%	—	—	—
AllianzGI Emerging Markets Consumer	6	98%	—	—	—
AllianzGI Emerging Markets Debt	—	—	2	58%	34%
AllianzGI Emerging Markets Small-Cap	1	19%	4	63%	—
AllianzGI Europe Equity Dividend	3	54%	1	39%	—
AllianzGI Global Dynamic Allocation	2	19%	5	63%	—
AllianzGI Global Fundamental Strategy	1	5%	—	—	94%
AllianzGI Global High Yield	—	—	1	7%	93%
AllianzGI Global Sustainability	2	98%	—	—	—
AllianzGI Global Water	5	41%	—	—	—
AllianzGI High Yield Bond	5	67%	—	—	—

Semiannual Report	| March 31, 2018	357

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI/Allianz of America
AllianzGI International Growth	—	—	—	94%	—
AllianzGI International Small-Cap	3	76%	—	—	—
AllianzGI Micro Cap	1	73%	—	—	—
AllianzGI NFJ Emerging Markets Value	3	83%	—	—	—
AllianzGI NFJ International Small-Cap Value	6	87%	—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	—	—	1	95%	—
AllianzGI PerformanceFee Structured US Equity	—	—	—	—	99%
AllianzGI PerformanceFee Structured US Fixed Income	—	—	—	—	100%
AllianzGI Real Estate Debt	—	—	—	—	99%
AllianzGI Short Duration High Income	7	50%	—	—	—
AllianzGI Structured Return	7	68%	—	—	—
AllianzGI U.S. Equity Hedged	5	83%	—	—	—
AllianzGI Ultra Micro Cap	4	66%	—	—	—

*	This represents the aggregate percentage of affiliated entities that own 5% or more of the Fund’s outstanding shares. These affiliated entities include funds/portfolios of the Trust, CollegeAccess 529 Plan, OklahomaDream 529 Plan and Allianz Multi-Series Collective Investment Trust.

358	March 31, 2018 |	Semiannual Report

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Semiannual Report	| March 31, 2018	359

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2020				AllianzGI Retirement 2025
	Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,672	$361,503	76,737	$1,476,887	45,994	$845,666	58,086	$1,010,886
Class C	689	14,090	6,921	131,602	—	—	—	—
Class R	2,235	45,184	3,269	64,108	867	15,990	4,122	69,053
Class P	127,613	2,624,604	133,356	2,600,760	112,765	2,094,664	246,556	4,280,682
Class R6	125,568	2,600,484	481,151	9,346,062	122,214	2,268,581	673,832	11,717,365
Administrative Class	2,295	47,585	17,680	340,652	1,102	20,602	10,689	184,331

Issued in reinvestment of dividends and distributions:
Class A	20,754	422,972	16,725	310,416	17,564	323,180	7,078	117,498
Class C	481	9,782	462	8,548	—	—	—	—
Class R	2	47	500	9,321	31	566	915	15,091
Class P	33,591	689,953	38,717	724,018	95,060	1,746,256	59,281	982,280
Class R6	31,248	642,466	19,701	368,801	53,770	988,834	21,665	359,200
Administrative Class	1,059	21,720	773	14,448	672	12,408	755	12,535

Cost of shares redeemed:
Class A	(204,874)	(4,108,569)	(87,720)	(1,678,659)	(40,418)	(746,807)	(35,255)	(615,697)
Class C	(3,305)	(67,623)	(6,362)	(122,830)	—	—	—	—
Class R	(2)	(31)	(35,437)	(678,453)	(10)	(185)	(42,549)	(723,563)
Class P	(112,193)	(2,329,959)	(528,913)	(10,285,749)	(178,154)	(3,311,397)	(401,873)	(6,967,829)
Class R6	(163,413)	(3,370,280)	(315,208)	(6,228,636)	(215,429)	(3,986,205)	(295,135)	(5,224,988)
Administrative Class	(1,218)	(25,189)	(5,654)	(109,267)	(27,579)	(519,224)	(5,975)	(100,722)
Net increase (decrease) resulting from Fund share transactions	(121,798)	$(2,421,261)	(183,302)	$(3,707,971)	(11,551)	$(247,071)	302,192	$5,116,122

360	March 31, 2018 |	Semiannual Report

AllianzGI Retirement 2030				AllianzGI Retirement 2035				AllianzGI Retirement 2040
Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

65,562	$1,483,206	169,366	$3,631,028	59,961	$1,206,084	82,607	$1,535,318	29,601	$688,275	129,442	$2,832,313
3,168	70,132	9,201	194,249	—	—	—	—	145	3,376	556	11,727
2,129	48,153	8,384	169,358	3,784	75,431	9,140	164,152	1,625	37,500	8,299	170,224
153,385	3,497,173	231,370	4,891,963	111,014	2,246,828	214,806	3,980,036	66,725	1,569,926	194,498	4,120,583
105,203	2,403,618	494,594	10,525,400	103,020	2,081,696	423,923	7,975,286	94,220	2,216,392	364,045	7,862,454
3,782	87,072	11,561	239,783	3,431	70,048	23,561	431,467	2,524	59,900	2,570	54,947

21,750	483,287	7,285	144,389	25,634	506,781	11,790	206,201	12,615	289,017	7,063	142,180
1,677	36,934	627	12,336	—	—	—	—	341	7,750	206	4,120
408	9,075	2,247	44,419	292	5,756	1,458	25,406	216	4,926	2,744	54,691
93,948	2,107,251	46,942	938,844	102,945	2,042,423	50,349	883,626	68,278	1,569,715	46,345	935,697
61,604	1,385,473	24,135	483,657	50,938	1,012,145	16,412	288,351	65,515	1,509,472	34,052	688,539
1,114	25,075	1,496	29,885	749	14,933	996	17,461	1,153	26,411	656	13,206

(80,891)	(1,846,370)	(119,163)	(2,553,450)	(30,776)	(614,666)	(179,788)	(3,296,808)	(54,315)	(1,279,424)	(57,829)	(1,260,230)
(3,277)	(72,962)	(9,054)	(193,558)	—	—	—	—	(199)	(4,632)	(894)	(18,693)
(4,871)	(111,436)	(102,367)	(2,095,862)	(346)	(6,946)	(66,259)	(1,205,411)	(5,946)	(140,628)	(73,837)	(1,538,720)
(120,736)	(2,734,837)	(331,551)	(6,996,835)	(109,888)	(2,218,109)	(342,148)	(6,368,482)	(140,262)	(3,268,168)	(206,337)	(4,392,618)
(134,627)	(3,056,458)	(243,782)	(5,253,796)	(114,656)	(2,302,163)	(172,855)	(3,231,813)	(120,210)	(2,814,595)	(147,672)	(3,185,036)
(46,332)	(1,067,181)	(13,077)	(269,752)	(30,816)	(630,244)	(16,571)	(302,465)	(703)	(16,476)	(3,134)	(63,157)
122,996	$2,747,205	188,214	$3,942,058	175,286	$3,489,997	57,421	$1,102,325	21,323	$458,737	300,773	$6,432,227

Semiannual Report	| March 31, 2018	361

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI Retirement 2045				AllianzGI Retirement 2050
	Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	24,910	$505,087	48,719	$918,326	20,915	$473,986	106,379	$2,166,114
Class C	—	—	—	—	248	5,547	1,093	22,259
Class R	1,894	38,604	7,653	140,162	681	15,428	3,766	75,483
Class P	66,109	1,358,208	150,381	2,830,332	60,935	1,404,998	139,562	2,913,729
Institutional Class	—	—	—	—	—	—	—	—
Class R6	83,614	1,719,619	306,694	5,779,643	107,016	2,469,680	267,214	5,625,406
Administrative Class	2,844	58,715	14,449	268,324	1,902	43,659	6,581	139,403

Issued in reinvestment of dividends and distributions:
Class A	13,781	276,721	9,827	172,359	9,057	201,877	4,463	87,120
Class C	—	—	—	—	482	10,589	351	6,764
Class R	411	8,185	1,786	31,083	79	1,758	1,794	34,832
Class P	50,653	1,018,129	41,537	729,383	37,273	836,401	29,513	579,934
Institutional Class	—	—	—	—	—	—	—	—
Class R6	42,722	860,846	26,400	464,645	50,642	1,140,455	29,933	589,982
Administrative Class	1,746	34,918	1,669	29,161	2,445	54,642	1,708	33,443

Cost of shares redeemed:
Class A	(19,737)	(408,760)	(38,843)	(721,757)	(40,739)	(945,407)	(28,279)	(578,951)
Class C	—	—	—	—	(540)	(11,784)	(917)	(19,414)
Class R	(844)	(17,173)	(34,653)	(631,153)	(28)	(647)	(38,340)	(780,732)
Class P	(100,913)	(2,069,937)	(136,429)	(2,543,429)	(63,202)	(1,446,244)	(148,241)	(3,094,457)
Institutional Class	—	—	—	—	—	—	—	—
Class R6	(53,086)	(1,085,565)	(143,527)	(2,725,283)	(61,380)	(1,409,740)	(113,709)	(2,410,543)
Administrative Class	(8,759)	(180,482)	(3,069)	(59,582)	(1,228)	(27,855)	(4,474)	(93,586)
Net increase (decrease) resulting from Fund share transactions	105,345	$2,117,115	252,594	$4,682,214	124,558	$2,817,343	258,397	$5,296,786

#	For the period February 1, 2018 (commencement of share class) through March 31, 2018. “Shares sold” includes shares sold to AFI.

362	March 31, 2018 |	Semiannual Report

AllianzGI Retirement 2055				AllianzGI Multi Asset Income				AllianzGI Global Allocation
Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

23,628	$464,480	66,447	$1,173,048	79,312	$1,432,266	109,682	$2,004,214	186,331	$2,226,474	586,530	$6,839,242
—	—	—	—	29,371	537,361	35,951	658,716	221,157	2,761,108	165,667	1,943,750
1,170	22,957	5,173	89,205	622	11,813	1,401	26,397	708	8,651	335	3,936
76,835	1,525,644	133,236	2,403,596	45,270	831,233	211,230	3,897,798	64,011	779,071	228,639	2,651,584
—	—	—	—	2,052 #	35,656 #	—	—	46,924	551,640	661,698	7,440,593
115,452	2,299,862	191,577	3,479,666	157,008	2,821,002	325,863	5,861,899	10,295,053	124,907,521	9,283,971	107,103,765
5,166	101,074	5,130	92,175	839	15,459	46,447	857,264	35	445	44	500

6,743	129,807	2,569	43,180	24,149	438,587	26,950	488,639	308,428	3,579,147	61,309	692,252
—	—	—	—	7,856	142,748	6,922	125,825	223,198	2,640,304	25,252	286,502
201	3,864	788	13,177	74	1,395	418	7,743	224	2,565	32	362
21,627	419,135	10,413	176,090	35,087	643,942	48,673	889,457	11,500	132,278	1,725	19,327
—	—	—	—	11 #	193 #	—	—	49,908	577,529	138,604	1,517,409
23,693	461,056	8,828	149,892	52,249	934,854	64,655	1,155,477	2,334,806	26,505,964	733,174	8,106,799
1,162	22,436	754	12,694	3,419	63,297	3,729	68,924	209	2,494	43	499

(7,949)	(154,980)	(23,665)	(414,439)	(53,206)	(963,839)	(142,903)	(2,614,625)	(439,643)	(5,243,285)	(4,383,743)	(49,002,154)
—	—	—	—	(37,025)	(660,551)	(42,029)	(766,759)	(507,363)	(6,123,045)	(1,509,265)	(17,572,955)
(13)	(260)	(21,770)	(381,938)	(316)	(6,110)	(22,534)	(424,120)	(346)	(4,243)	(1)	(9)
(51,966)	(1,027,153)	(41,744)	(759,078)	(90,660)	(1,669,487)	(409,501)	(7,528,815)	(51,760)	(637,821)	(109,354)	(1,256,218)
—	—	—	—	— #	— #	—	—	(42,444)	(504,474)	(6,417,388)	(74,424,026)
(35,629)	(703,029)	(57,561)	(1,064,620)	(199,940)	(3,610,398)	(328,549)	(5,951,323)	(10,216,269)	(124,393,321)	(14,502,725)	(171,896,055)
(7,911)	(158,093)	(2,563)	(45,751)	(58,147)	(1,035,606)	(11,971)	(223,951)	(18)	(224)	(765)	(8,761)
172,209	$3,406,800	277,612	$4,966,897	(1,975)	$(36,185)	(75,566)	$(1,467,240)	2,484,649	$27,768,778	(15,036,218)	$(177,553,658)

Semiannual Report	| March 31, 2018	363

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI Best Styles Emerging Markets Equity				AllianzGI Best Styles Global Equity
	Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,814	$138,952	7,900	$118,678	15,177	$278,191	68,959	$1,130,618
Class C	74	1,300	2,080	31,589	1,513	28,158	4,830	87,436
Class R	—	—	—	—	—	—	—	—
Class P	896	15,500	1,512	21,893	33,298	603,818	164,630	2,742,675
Institutional Class	4,748	80,501	4,412	60,000	11,572	212,462	11,025	192,141
Class R6	30,693	553,005	53,277	771,917	4,782,254	87,127,682	14,837,402	237,470,245
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	175	2,927	52	652	9,117	156,176	396	6,286
Class C	39	646	60	747	451	7,587	12	183
Class R	—	—	—	—	—	—	—	—
Class P	44	742	46	580	18,861	322,713	2,814	44,744
Institutional Class	87	1,450	47	590	19,183	324,964	3,166	49,946
Class R6	8,161	137,439	24,368	307,036	4,650,001	79,375,511	991,084	15,722,005
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	—	—	—	—	(9,037)	(159,065)	(2,321,093)	(35,682,819)
Class C	(340)	(5,892)	(62)	(1,007)	(3,896)	(72,616)	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	(64,696)	(1,129,034)	(197,393)	(3,329,411)
Institutional Class	—	—	(4,413)	(64,544)	(12,717)	(229,320)	(42,235)	(691,732)
Class R6	(100,781)	(1,813,577)	(516,686)	(7,517,856)	(4,639,554)	(85,820,661)	(19,667,990)	(341,812,997)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(48,390)	$(887,007)	(427,407)	$(6,269,725)	4,811,527	$81,026,566	(6,144,393)	$(124,070,680)

*	Actual amount rounds to less than one share.

364	March 31, 2018 |	Semiannual Report

AllianzGI Best Styles International Equity				AllianzGI Best Styles U.S. Equity				AllianzGI Convertible
Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

15,559	$244,130	31,284	$462,837	4,730	$90,264	30,990	$493,185	69,599	$2,142,682	421,297	$13,241,563
946	14,935	8,186	119,746	942	18,015	595	9,956	150,162	4,543,593	18,986	604,884
—	—	—	—	—	—	—	—	201	6,320	2,394	74,613
—	—	6,784	100,000	208	4,000	27,172	477,904	726,538	21,622,885	1,100,204	34,977,199
6,055	95,576	3,275	50,000	1,292	24,521	2,923	49,389	543,327	16,467,843	608,383	19,377,376
164,061	2,612,057	413,391	5,966,733	566,874	10,710,804	4,161,911	67,097,951	—	—	—	—
—	—	—	—	—	—	—	—	136	4,032	944	30,423

1,219	18,889	87	1,126	264	4,958	474	7,605	406,738	11,784,003	117,142	3,690,187
299	4,603	109	1,403	107	1,972	9	148	228,011	6,644,280	26,301	841,210
—	—	—	—	—	—	—	—	374	11,192	394	12,358
356	5,511	70	898	1,675	31,132	26	420	424,059	12,051,717	61,160	1,946,532
265	4,124	258	3,340	411	7,666	81	1,298	1,788,916	51,283,351	357,366	11,312,875
68,138	1,061,586	213,849	2,758,648	395,294	7,399,903	100,771	1,625,434	—	—	—	—
—	—	—	—	—	—	—	—	5,928	170,158	1,210	38,602

(12,379)	(197,686)	— *	(1)	(104)	(1,950)	(31,989)	(555,810)	(579,485)	(18,501,953)	(6,677,007)	(212,830,762)
(3,295)	(51,854)	—	—	(278)	(5,174)	(183)	(3,200)	(245,802)	(7,712,998)	(783,707)	(25,010,423)
—	—	—	—	—	—	—	—	(1,607)	(52,517)	(36,419)	(1,168,769)
(321)	(4,963)	—	—	—	—	(4,942)	(87,116)	(560,297)	(17,004,262)	(1,675,570)	(53,087,878)
(637)	(10,362)	(333)	(5,000)	(2,465)	(47,143)	(1,967)	(32,581)	(2,591,317)	(82,887,414)	(26,875,233)	(880,281,948)
(213,526)	(3,475,080)	(4,003,229)	(57,963,958)	(274,580)	(5,309,538)	(4,662,780)	(75,839,011)	—	—	—	—
—	—	—	—	—	—	—	—	(10,800)	(365,788)	(11,893)	(382,451)
26,740	$321,466	(3,326,269)	$(48,504,228)	694,370	$12,929,430	(376,909)	$(6,754,428)	354,681	$207,124	(33,344,048)	$(1,086,614,409)

Semiannual Report	| March 31, 2018	365

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI Emerging Markets Consumer				AllianzGI Emerging Markets Debt
	Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	433	$7,100	6,214	$92,436	37,243	$533,757	5,430	$79,259
Class C	—	—	—	—	—	—	1,552	23,000
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	678,691	11,032,490	651,142	9,167,162	170,116	2,519,414	395,365	5,863,546
Class R6	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	562	8,909	36	441	290	4,226	489	7,129
Class C	—	—	—	—	170	2,498	389	5,697
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	26	386	51	737
Institutional Class	85,235	1,364,615	24,662	305,562	81,378	1,185,956	183,791	2,665,777
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(1,857)	(30,851)	(29)	(366)	(342)	(5,062)	(8,178)	(118,777)
Class C	—	—	—	—	—	—	(1,698)	(25,335)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(341,522)	(5,695,348)	(1,196,133)	(16,493,131)	(467,661)	(6,884,013)	(1,041,227)	(15,384,404)
Class R6	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	421,542	$6,686,915	(514,108)	$(6,927,896)	(178,780)	$(2,642,838)	(464,036)	$(6,883,371)

*	Actual amount rounds to less than one share.
†	Actual amount rounds to less than $1.

366	March 31, 2018 |	Semiannual Report

AllianzGI Emerging Markets Small-Cap				AllianzGI Europe Equity Dividend				AllianzGI Global Dynamic Allocation
Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,072	$20,134	17,014	$272,123	12,679	$207,358	90,062	$1,397,356	16,492	$342,361	82,230	$1,550,091
—	—	—	—	—	—	2,524	35,599	11,709	236,914	21,177	406,739
—	—	—	—	—	—	—	—	499	10,174	2,093	39,383
—	—	—	—	—	—	7,868	129,886	77,232	1,589,164	637,412	11,545,607
58,366	1,062,220	66,508	1,038,246	17,372	280,065	221,432	3,560,680	143,395	2,951,847	250,537	4,749,438
—	—	—	—	—	—	—	—	544,518	11,095,446	12,476,865	230,121,490

873	15,331	— *	— †	1,661	26,604	1,557	24,388	5,385	109,048	— *	2
—	—	—	—	51	809	82	1,227	3,347	66,066	— *	2
—	—	—	—	—	—	—	—	309	6,210	— *	— †
—	—	—	—	205	3,278	115	1,844	31,925	642,005	3,236	58,830
43,678	758,249	25,796	364,501	10,904	174,800	15,021	222,697	80,510	1,630,335	1,167	21,336
—	—	—	—	—	—	—	—	602,641	12,155,278	48,683	887,497
—	—	—	—	—	—	—	—	54	1,099	— *	— †

(3,030)	(55,503)	(10,327)	(156,324)	(57,263)	(928,331)	(4,236)	(64,704)	(31,070)	(629,342)	(247,960)	(4,695,890)
—	—	—	—	(12)	(190)	(19)	(281)	(10,432)	(203,547)	(12,099)	(223,903)
—	—	—	—	—	—	—	—	(11)	(223)	(4,069)	(79,817)
—	—	—	—	(126)	(2,003)	(1,546)	(25,003)	(44,318)	(901,002)	(29,299)	(584,729)
(120,987)	(2,196,586)	(342,154)	(5,677,852)	(89,014)	(1,465,083)	(143,068)	(2,195,354)	(168,620)	(3,455,392)	(763,320)	(14,560,400)
—	—	—	—	—	—	—	—	(771,382)	(15,749,381)	(1,752,455)	(32,951,122)
(20,028)	$(396,155)	(243,163)	$(4,159,306)	(103,543)	$(1,702,693)	189,792	$3,088,335	492,183	$9,897,060	10,714,198	$196,284,554

Semiannual Report	| March 31, 2018	367

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI Global Fundamental Strategy				AllianzGI Global High Yield
	Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Period from 5/3/2017** through September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	69	$1,050	937	$14,114	—	$—	—	$—
Class C	—	—	222	3,489	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	27,258	417,924	11,284	170,742	43,161	649,537	67,178	1,029,723
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	154	2,374	338	4,861	—	—	—	—
Class C	27	416	31	449	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	22	344	29	417	13	203	3	51
Institutional Class	32,137	499,403	39,329	571,976	29,459	445,413	7,704	117,951
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(810)	(12,179)	(4,706)	(67,989)	—	—	—	—
Class C	(5)	(79)	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(7,167)	(112,428)	(16,873)	(251,266)	(2,443)	(37,323)	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	51,685	$796,825	30,591	$446,793	70,190	$1,057,830	74,885	$1,147,725

**	Commencement of operations.

368	March 31, 2018 |	Semiannual Report

AllianzGI Global Sustainability				AllianzGI Global Water				AllianzGI High Yield Bond
Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

4,306	$79,422	15,373	$260,568	1,568,478	$24,560,860	4,227,699	$59,392,168	574,976	$5,264,430	2,250,464	$20,779,212
—	—	—	—	548,844	8,216,981	936,509	12,595,838	61,958	571,088	150,153	1,383,378
—	—	—	—	—	—	—	—	42,117	372,815	85,090	753,460
—	—	2,876	49,080	2,436,899	38,264,617	9,292,311	128,906,188	356,070	3,156,730	1,002,277	8,939,017
72,819	1,355,440	394,593	6,463,987	1,855,188	28,504,647	5,545,111	76,930,900	3,074,354	27,328,361	15,548,838	137,965,322
—	—	—	—	—	—	—	—	9,808	85,784	61,696	539,421

877	15,922	85	1,290	273,441	4,252,010	142,511	1,875,321	116,218	1,063,515	313,793	2,891,255
—	—	—	—	117,917	1,754,605	30,215	381,618	24,027	219,263	59,067	543,497
—	—	—	—	—	—	—	—	1,467	12,874	3,630	32,166
121	2,223	7	106	297,452	4,628,355	66,753	881,850	87,655	771,373	321,038	2,846,471
50,576	928,569	18,115	278,227	330,391	5,051,676	78,608	1,022,047	438,658	3,864,672	1,327,427	11,798,372
—	—	—	—	—	—	—	—	3,118	27,280	11,500	100,699

(1,015)	(18,367)	(1,021)	(16,215)	(1,554,412)	(24,357,465)	(8,498,821)	(116,648,884)	(2,853,986)	(26,259,393)	(2,629,012)	(24,298,880)
—	—	—	—	(543,835)	(8,109,792)	(1,566,970)	(21,242,249)	(241,314)	(2,212,919)	(572,619)	(5,267,230)
—	—	—	—	—	—	—	—	(64,792)	(573,791)	(120,559)	(1,072,503)
(175)	(3,257)	—	—	(1,139,022)	(17,841,791)	(4,462,141)	(62,679,947)	(2,038,555)	(18,121,428)	(3,828,084)	(34,059,826)
(35,364)	(658,683)	(239,136)	(4,114,345)	(1,084,730)	(16,701,992)	(1,114,186)	(15,534,711)	(4,355,912)	(38,555,642)	(25,343,034)	(225,586,100)
—	—	—	—	—	—	—	—	(174,285)	(1,490,283)	(144,305)	(1,266,457)
92,145	$1,701,269	190,892	$2,922,698	3,106,611	$48,222,711	4,677,599	$65,880,139	(4,938,418)	$(44,475,271)	(11,502,640)	$(102,978,726)

Semiannual Report	| March 31, 2018	369

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI International Growth				AllianzGI International Small-Cap
	Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,894	$227,763	599	$10,884	78,661	$3,513,637	31,376	$1,116,483
Class C	—	—	—	—	16,773	729,785	11,600	411,156
Class R	—	—	—	—	2,930	128,697	3,789	142,713
Class P	—	—	—	—	160,131	6,980,961	465,348	16,224,172
Institutional Class	76,307	1,527,515	22,007	370,379	215,657	10,062,488	1,175,684	42,123,503
Class R6	—	—	—	—	507,106	22,801,358	74,515	2,735,661

Issued in reinvestment of dividends and distributions:
Class A	1,355	24,199	— *	1	2,914	125,294	2,339	73,368
Class C	—	—	—	—	1,313	54,903	545	16,705
Class R	—	—	—	—	189	7,917	44	1,374
Class P	—	—	—	—	36,896	1,583,229	12,138	381,492
Institutional Class	126,340	2,304,443	1,973	29,197	41,071	1,826,435	6,928	225,723
Class R6	—	—	—	—	21,533	957,133	4,526	147,555

Cost of shares redeemed:
Class A	(4,885)	(88,150)	(29)	(532)	(15,637)	(688,756)	(277,593)	(9,438,563)
Class C	—	—	—	—	(7,592)	(326,489)	(37,121)	(1,208,650)
Class R	—	—	—	—	(1,370)	(60,642)	(1,128)	(37,215)
Class P	—	—	—	—	(81,642)	(3,578,295)	(285,444)	(9,839,257)
Institutional Class	(64,078)	(1,306,633)	(811,506)	(15,688,204)	(295,412)	(13,301,180)	(405,869)	(14,772,977)
Class R6	—	—	—	—	(83,539)	(3,834,015)	(96,287)	(3,451,995)
Net increase (decrease) resulting from Fund share transactions	146,933	$2,689,137	(786,956)	$(15,278,275)	599,982	$26,982,460	685,390	$24,851,248

*	Actual amount rounds to less than one share.

370	March 31, 2018 |	Semiannual Report

AllianzGI Micro Cap				AllianzGI NFJ Emerging Markets Value				AllianzGI NFJ International Small-Cap Value
Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,487	$83,959	34,984	$510,734	3,108,318	$57,713,905	1,888,401	$28,562,394	10,830	$227,373	7,174	$136,780
—	—	—	—	34,447	652,776	27,622	427,818	15	300	322	5,400
—	—	—	—	—	—	—	—	—	—	—	—
49,190	759,057	66,792	948,739	488,751	9,108,004	1,308,844	18,773,451	261	5,248	4,670	78,549
121,050	1,869,191	364,033	5,245,516	1,372,348	26,038,001	1,882,527	32,101,012	4,655	97,975	46,804	888,387
—	—	—	—	—	—	—	—	14,377	289,300	11,524	195,478

9,998	150,676	21,951	301,824	21,449	385,349	8,888	140,742	1,288	26,655	3,144	51,774
—	—	—	—	129	2,328	180	3,055	— *	1	2,997	47,236
—	—	—	—	—	—	—	—	—	—	—	—
5,224	79,191	8,443	116,680	9,051	161,896	27,031	401,473	56	1,130	297	4,723
99,908	1,522,599	210,089	2,918,135	29,779	542,411	21,879	373,904	2,362	48,804	5,231	86,365
—	—	—	—	—	—	—	—	808	16,040	7,827	123,590

(33,007)	(510,235)	(95,730)	(1,363,748)	(379,064)	(7,110,930)	(1,407,408)	(20,527,829)	(12,134)	(254,853)	(351,203)	(6,208,049)
—	—	—	—	(3,050)	(56,712)	(5,274)	(86,437)	(10,100)	(202,604)	(30,377)	(529,550)
—	—	—	—	—	—	—	—	—	—	—	—
(53,645)	(825,439)	(64,013)	(928,658)	(363,675)	(6,697,815)	(183,841)	(2,931,998)	(915)	(18,547)	(5,663)	(100,466)
(547,682)	(8,580,221)	(897,902)	(13,136,117)	(329,591)	(6,211,069)	(375,482)	(5,491,585)	(10,550)	(222,905)	(60,439)	(1,093,151)
—	—	—	—	—	—	—	—	(25,671)	(525,837)	(72,389)	(1,278,290)
(343,477)	$(5,451,222)	(351,353)	$(5,386,895)	3,988,892	$74,528,144	3,193,367	$51,746,000	(24,718)	$(511,920)	(430,081)	$(7,591,224)

Semiannual Report	| March 31, 2018	371

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI PerformanceFee Managed Futures Strategy†		AllianzGI PerformanceFee Structured US Equity
	Period from December 18, 2017** through March 31, 2018 (unaudited)		Period from December 18, 2017** through March 31, 2018 (unaudited)
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class P	—	—	—	—
Institutional Class	25,087	244,478	5,199	52,270
Class R6	1,551,781	15,503,826	27,063	273,062

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—

Cost of shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	1,576,868	$15,748,304	32,262	$325,332

†	The Fund’s financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund, Ltd., which is a wholly-owned subsidiary of the Fund. See Note 14.
**	Commencement of operations.
#	For the period February 1, 2017 (commencement of share class) through September 30, 2017. “Shares sold” include shares sold to AFI.

372	March 31, 2018 |	Semiannual Report

AllianzGI PerformanceFee Structured US Fixed Income		AllianzGI Real Estate Debt		AllianzGI Short Duration High Income
Period from December 18, 2017** through March 31, 2018 (unaudited)		Period from December 27, 2017** through March 31, 2018 (unaudited)		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—	$—	—	$—	2,022,209	$30,482,288	7,663,673	$116,660,118
—	—	—	—	1,069,580	16,102,669	3,717,496	56,510,414
—	—	—	—	6,459,126	97,089,017	36,888,448	559,642,113
—	—	3,197	47,925	6,530,958	98,109,786	27,724,398	420,876,270
5,083	49,559	—	—	2,179,696	32,728,470	6,115,096 #	92,406,206 #

—	—	—	—	302,561	4,546,697	637,033	9,673,820
—	—	—	—	185,749	2,786,445	375,917	5,698,961
—	—	3	41	572,093	8,577,677	2,090,855	31,643,057
—	—	2,937	43,961	776,730	11,644,058	1,421,324	21,526,416
—	—	—	—	92,736	1,390,486	138,225 #	2,094,252 #

—	—	—	—	(3,437,881)	(51,730,785)	(8,708,544)	(132,690,291)
—	—	—	—	(1,755,865)	(26,396,930)	(2,975,169)	(45,203,613)
—	—	—	—	(27,457,343)	(414,386,998)	(29,048,159)	(441,308,927)
—	—	—	—	(14,050,466)	(211,013,921)	(21,096,420)	(319,802,070)
—	—	—	—	(3,329,191)	(50,122,410)	(1,590,045)#	(24,146,772)#
5,083	$49,559	6,137	$91,927	(29,839,308)	$(450,193,451)	23,354,128	$353,579,954

Semiannual Report	| March 31, 2018	373

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

	AllianzGI Structured Return				AllianzGI U.S. Equity Hedged
	Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017		Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,583,330	$41,069,622	5,646,557	$89,901,498	3,600	$65,518	2,816	$46,637
Class C	258,803	4,010,257	449,604	6,938,013	—	—	1,414	22,050
Class P	3,303,088	52,663,729	8,847,535	140,373,611	—	—	300	5,000
Institutional Class	6,960,883	111,487,846	7,856,826	126,112,229	14,630	274,373	18,779	317,106
Class R6	281,572	4,509,039	2,478,327 #	40,065,690 #	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	344,893	5,452,751	183,601	2,875,299	484	8,868	519	8,563
Class C	37,382	573,444	20,935	317,799	202	3,555	157	2,502
Class P	390,379	6,156,276	58,661	919,019	23	409	26	428
Institutional Class	596,378	9,500,307	181,425	2,861,480	1,044	19,371	2,825	46,862
Class R6	86,252	1,367,964	80,499 #	1,266,928 #	—	—	—	—

Cost of shares redeemed:
Class A	(2,919,047)	(46,116,382)	(3,558,616)	(56,347,413)	(7,271)	(133,011)	(9,170)	(154,485)
Class C	(148,241)	(2,284,704)	(237,960)	(3,669,265)	(955)	(16,726)	(2,702)	(42,843)
Class P	(2,581,101)	(40,620,927)	(1,837,863)	(29,260,855)	(307)	(5,607)	(7)	(120)
Institutional Class	(2,348,251)	(37,382,370)	(4,712,189)	(75,867,393)	(23,297)	(432,969)	(218,551)	(3,714,881)
Class R6	(73,459)	(1,161,033)	(472,671)#	(7,638,126)#	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	6,772,861	$109,225,819	14,984,671	$238,848,514	(11,847)	$(216,219)	(203,594)	$(3,463,181)

#	For the period December 2, 2016 (commencement of share class) through September 30, 2017. “Shares sold” include shares sold to AFI.

374	March 31, 2018 |	Semiannual Report

AllianzGI Ultra Micro Cap
Six Months ended March 31, 2018 (unaudited)		Year ended September 30, 2017
Shares	Amount	Shares	Amount

29,802	$578,401	43,791	$946,724
—	—	—	—
35,417	650,900	111,746	2,392,918
127,184	2,772,032	163,895	3,605,950
—	—	—	—

146,421	2,623,868	63,450	1,323,561
—	—	—	—
50,434	922,434	21,175	447,225
266,881	4,891,933	84,707	1,792,405
—	—	—	—

(151,524)	(2,939,376)	(470,286)	(10,130,252)
—	—	—	—
(47,988)	(993,857)	(188,518)	(4,182,585)
(251,356)	(5,060,877)	(429,905)	(9,395,661)
—	—	—	—

205,271	$3,445,458	(599,945)	$(13,199,715)

Semiannual Report	| March 31, 2018	375

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

10.	INVESTMENTS IN SECURITIES

For the period or six months ended March 31, 2018, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2020	$6,086,423	$9,746,381
AllianzGI Retirement 2025	7,926,690	7,361,678
AllianzGI Retirement 2030	8,997,448	4,900,145
AllianzGI Retirement 2035	8,231,418	3,142,393
AllianzGI Retirement 2040	7,106,640	3,577,249
AllianzGI Retirement 2045	5,362,642	1,565,137
AllianzGI Retirement 2050	6,149,088	1,683,768
AllianzGI Retirement 2055	5,008,258	916,179
AllianzGI Multi Asset Income	38,191,027	41,244,284
AllianzGI Global Allocation	56,740,472	27,864,026
AllianzGI Best Styles Emerging Markets Equity	640,059	2,056,391
AllianzGI Best Styles Global Equity	308,040,749	303,779,520
AllianzGI Best Styles International Equity	7,020,773	7,522,185
AllianzGI Best Styles U.S. Equity	36,691,228	31,592,362
AllianzGI Convertible	294,920,879	378,673,219
AllianzGI Emerging Markets Consumer	30,687,208	27,188,766
AllianzGI Emerging Markets Debt	16,405,137	20,448,361
AllianzGI Emerging Markets Small-Cap	7,946,064	9,097,867
AllianzGI Europe Equity Dividend	2,605,496	4,012,309
AllianzGI Global Dynamic Allocation	130,865,118	105,522,004
AllianzGI Global Fundamental Strategy	7,761,875	7,749,761
AllianzGI Global High Yield	11,940,392	11,609,696
AllianzGI Global Sustainability	1,577,275	1,558,310
AllianzGI Global Water	189,797,142	142,050,460
AllianzGI High Yield Bond	49,762,000	92,466,064
AllianzGI International Growth	2,059,874	1,931,409
AllianzGI International Small-Cap	62,470,985	38,600,675
AllianzGI Micro Cap	6,359,576	13,404,198
AllianzGI NFJ Emerging Markets Value	130,217,320	61,310,740
AllianzGI NFJ International Small-Cap Value	938,637	1,388,013
AllianzGI PerformanceFee Managed Futures Strategy	1,775,602	1,200,373
AllianzGI PerformanceFee Structured US Equity	25,402,607	242,856
AllianzGI PerformanceFee Structured US Fixed Income	25,026,680	4,801
AllianzGI Real Estate Debt	9,894,784	673,979
AllianzGI Short Duration High Income	353,789,458	774,378,992
AllianzGI Structured Return	1,707,623,136	1,657,364,832
AllianzGI U.S. Equity Hedged	74,787	441,899
AllianzGI Ultra Micro Cap	6,956,428	12,263,318

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Global Dynamic Allocation	$123,239,016	$132,177,964
AllianzGI Global Fundamental Strategy	—	619,999

376	March 31, 2018 |	Semiannual Report

11.	INCOME TAX INFORMATION

At March 31, 2018, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020	$46,480,032	$2,739,014	$430,197	$2,308,817
AllianzGI Retirement 2025	59,260,438	4,097,722	508,493	3,589,229
AllianzGI Retirement 2030	67,795,881	5,388,422	285,146	5,103,276
AllianzGI Retirement 2035	54,731,269	4,469,450	271,952	4,197,498
AllianzGI Retirement 2040	48,700,781	4,176,045	241,506	3,934,539
AllianzGI Retirement 2045	31,422,494	2,594,932	163,799	2,431,133
AllianzGI Retirement 2050	31,197,968	2,358,709	168,526	2,190,183
AllianzGI Retirement 2055	16,390,091	783,952	92,055	691,897
AllianzGI Multi Asset Income	45,228,959	83,607	1,299,038	(1,215,431)
AllianzGI Global Allocation	332,886,099	26,840,599	5,783,781	21,056,818
AllianzGI Best Styles Emerging Markets Equity	4,612,944	1,711,647	158,167	1,553,480
AllianzGI Best Styles Global Equity	546,237,057	84,420,417	11,863,503	72,556,914
AllianzGI Best Styles International Equity	23,221,590	3,859,280	670,826	3,188,454
AllianzGI Best Styles U.S. Equity	107,426,705	21,590,972	2,973,874	18,617,098
AllianzGI Convertible	418,919,531	61,965,499	3,794,818	58,170,681
AllianzGI Emerging Markets Consumer	42,299,885	8,884,788	343,987	8,540,801
AllianzGI Emerging Markets Debt	32,718,026	478,179	799,449	(321,270)
AllianzGI Emerging Markets Small-Cap	9,549,372	1,643,456	193,955	1,449,501
AllianzGI Europe Equity Dividend	7,909,363	745,790	319,339	426,451
AllianzGI Global Dynamic Allocation	279,421,128	22,932,464	5,974,738	16,957,726
AllianzGI Global Fundamental Strategy	15,964,635	1,224,361	799,581	424,780
AllianzGI Global High Yield	21,814,486	482,285	358,350	123,935
AllianzGI Global Sustainability	24,014,546	5,602,794	560,643	5,042,151
AllianzGI Global Water	554,508,651	120,802,351	19,720,681	101,081,670
AllianzGI High Yield Bond	216,522,181	4,400,373	12,089,209	(7,688,836)
AllianzGI International Growth	15,372,189	4,879,628	163,020	4,716,608
AllianzGI International Small-Cap	144,687,749	44,226,073	1,674,254	42,551,819
AllianzGI Micro Cap	18,604,452	7,926,947	1,101,055	6,825,892
AllianzGI NFJ Emerging Markets Value	135,118,018	11,814,716	3,285,103	8,529,613
AllianzGI NFJ International Small-Cap Value	3,671,166	678,765	106,946	571,819
AllianzGI PerformanceFee Managed Futures Strategy†	13,171,718	219,240	291,801	(72,561)
AllianzGI PerformanceFee Structured US Equity	25,126,387	277,123	791,933	(514,810)
AllianzGI PerformanceFee Structured US Fixed Income	24,929,043	149,367	573,379	(424,012)
AllianzGI Real Estate Debt	9,874,112	70,752	25,924	44,828
AllianzGI Short Duration High Income	1,229,506,468	1,442,381	29,805,825	(28,363,444)
AllianzGI Structured Return	643,247,988	6,805,714	25,603,257	(18,797,543)
AllianzGI U.S. Equity Hedged	1,847,605	491,402	11,034	480,368
AllianzGI Ultra Micro Cap	22,920,821	11,082,044	1,286,406	9,795,638

†	The Fund’s financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., which is a wholly-owned subsidiary of the Fund. See Note 14.
(1)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals and differing treatment of bond premium amortization.

12.	BORROWINGS

The Trust has entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Premier Multi-Series VIT, as borrowers

(collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street

Semiannual Report	| March 31, 2018	377

Notes to Financial Statements (cont’d)

March 31, 2018 (Unaudited)

Agreement was amended on October 26, 2017 and has a term through October 25, 2018 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Funds did not utilize the line of credit during the six months ended March 31, 2018.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager. The Interfund Program permits certain Funds to lend money directly to and borrow money directly from other Funds for temporary purposes.

During the period or six months ended March 31, 2018, the Funds did not participate as a borrower or lender in the Interfund Program.

13.	FUND EVENTS

(a) New Funds

On December 18, 2017, AllianzGI PerformanceFee Managed Futures Strategy Fund, AllianzGI PerformanceFee Structured U.S. Equity Fund and AllianzGI PerformanceFee Structured U.S. Fixed Income Fund commenced operations as series of the Trust, offering Class P, Institutional Class and Class R6 shares.

On December 27, 2017, AllianzGI Real Estate Debt Fund commenced operations as a series of the Trust, offering Class P and Institutional Class shares.

(b) Transfer Agency Services Provider

On December 28, 2017, AllianzGI U.S. as Administrator, on behalf of the Trust, entered into a Novation Framework Agreement with State Street Bank and Trust Company (“SSB”) and DST Asset Manager Solutions, Inc. (“DST”) (formerly known as Boston Financial Data Services, Inc.) whereby SSB replaced DST as the named provider of transfer agency services to the Funds. SSB then delegated its duties and obligations as transfer agent to DST. This transition was undertaken solely to promote efficiency and administrative simplicity, allowing SSB and DST to consolidate certain contracts and streamline their relationship, and had no effect on the services provided to the Trust.

(c) Name Change

Effective February 1, 2018, AllianzGI Retirement Income Fund changed its name to AllianzGI Multi Asset Income Fund.

(d) New Share Class

Effective February 1, 2018, AllianzGI Multi Asset Income Fund began offering Institutional Class shares.

14.	BASIS FOR CONSOLIDATION

The Subsidiary is a wholly-owned and controlled subsidiary of AllianzGI PerformanceFee Managed Futures Strategy (the “Consolidated Fund”). The Consolidated Fund is the sole shareholder of the Subsidiary and will continue to control the Subsidiary. The Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and the Subsidiary. The consolidated financial statements include the accounts of the Consolidated Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. As of March 31, 2018, consolidated net assets of the Consolidated Fund were $15,288,740, of which $364,487, or 2.4%, represented the Consolidated Fund’s ownership of all issued shares and voting rights of the Subsidiary.

15.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On April 19, 2018, the following Funds declared per-share net investment income dividends to shareholders, payable April 19, 2018 to shareholders of record on April 18, 2018.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi Asset Income	$0.06622	$0.05493	$0.06071	$0.07048	$0.07123	$0.07192	$0.06682
AllianzGI High Yield Bond	$0.03898	$0.03431	$0.03763	$0.04173	$0.04125	N/A	$0.04063
AllianzGI Short Duration High Income	$0.05500	$0.05246	N/A	$0.05817	$0.05864	$0.05921	N/A

378	March 31, 2018 |	Semiannual Report

On May 17, 2018, the following Funds declared per-share net investment income dividends to shareholders, payable May 17, 2018 to shareholders of record on May 16, 2018.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi Asset Income	$0.06593	$0.05495	$0.06037	$0.07042	$0.07116	$0.07190	$0.06667
AllianzGI High Yield Bond	$0.03886	$0.03415	$0.03758	$0.04180	$0.04125	N/A	$0.03233
AllianzGI Short Duration High Income	$0.05500	$0.05237	N/A	$0.05824	$0.05874	$0.05950	N/A

On May 18, 2018, the AllianzGI Global Fundamental Strategy Fund liquidated as a series of the Trust.

There were no other subsequent events identified that require recognition or disclosure.

Semiannual Report	| March 31, 2018	379

Unaudited

Changes to the Board of Trustees and Fund Officers

Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Funds and Erick R. Holt became a Trustee of the Funds. Mr. Holt is an “interested person” of the Funds, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Adviser and its affiliates.

Effective December 12, 2017, Craig A. Ruckman was appointed Assistant Secretary to the Funds.

Effective April 13, 2018, Lawrence G. Altadonna resigned as the Treasurer, Principal Financial and Accounting Officer of the Funds.

Effective April 13, 2018, Scott Whisten was appointed Treasurer, Principal Financial and Accounting Officer of the Funds.

Effective May 2, 2018, Morley D. Campbell resigned as Assistant Secretary to the Funds.

380	March 31, 2018 |	Semiannual Report

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve the investment management agreement for a new fund.

New agreements approved for Funds covered by this report relate to the organization of (i) AllianzGI Real Estate Debt Fund (the “Real Estate Debt Fund”) and (ii) AllianzGI PerformanceFee Managed Futures Strategy Fund (“Managed Futures Strategy”), AllianzGI PerformanceFee Structured US Equity Fund (“Structured US Equity”) and AllianzGI PerformanceFee Structured US Fixed Income Fund (“Structured US Fixed Income” and, together with Managed Futures Strategy and Structured US Equity, the “PerformanceFee Funds”), each a new series of the Trust.

At an in-person meeting held on June 6, 2017, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) with Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) on behalf of the Real Estate Debt Fund. At an in-person meeting held on October 10-11, 2017, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Trust’s Amended and Restated Investment Management Agreement with AllianzGI U.S. on behalf of the PerformanceFee Funds (together with the Real Estate Debt Fund, the “New Funds”). The PerformanceFee Funds commenced operations on December 18, 2017. The Real Estate Debt Fund commenced operations on December 27, 2017. The Investment Management Agreements are collectively referred to herein as the “New Fund Agreements.”

The material factors and conclusions that formed the basis of these approvals for each of the Real Estate Debt Fund and the PerformanceFee Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the New Fund Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during their contract review meetings.

In connection with their deliberations regarding the proposed approvals of the New Fund Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by AllianzGI U.S., the New Funds’ investment manager (the “Investment Manager”), under the New Fund Agreements.

Real Estate Debt Fund

In connection with their deliberations, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information compiled from Morningstar Direct (“Morningstar”), an independent third party, on the investment performance for various time periods, including annualized return performance information for certain time periods, of a group of funds with investment classifications and/or objectives comparable to those proposed for the Real Estate Debt Fund, (ii) information on the Real Estate Debt Fund’s management fees and other anticipated expenses and information compiled from Morningstar on the management fees and other expenses of comparable funds, (iii) information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager or an affiliate, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Real Estate Debt Fund, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Real Estate Debt Fund during its first year, (v) descriptions of various functions to be performed by the Investment Manager for the Real Estate Debt Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Real Estate Debt Fund.

The Trustees’ conclusions as to the approval of the Investment Management Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees also took into account that AllianzGI U.S. had proposed to observe certain advisory fee waivers and/or expense limitations for the Real Estate Debt Fund. The Trustees also considered the risk profile of the Real Estate Debt Fund.

As part of their review, the Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Real Estate Debt Fund. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Investment Manager and its affiliates, taking into account that the Real Estate Debt Fund would be managed by personnel formerly of Rogge Global Partners Limited (“Rogge”), an advisory firm recently acquired by an affiliate of the Investment Manager, acting in their capacities as “associated persons” of the Investment Manager. The Trustees considered, among other information, the experience of key advisory personnel and associated persons of the Investment Manager who would be responsible for portfolio management of the Real Estate Debt Fund;

Semiannual Report	| March 31, 2018	381

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (cont’d)

the ability of the Investment Manager to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager. In addition, the Trustees reviewed the quality of the Investment Manager’s expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Real Estate Debt Fund; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the Real Estate Debt Fund; and conditions that might affect the Investment Manager’s ability to provide high quality services to the Real Estate Debt Fund in the future under the Investment Management Agreement, including the Investment Manager’s financial condition and operational stability. The Trustees also considered the historical investment performance information of accounts that had been managed by Rogge in the short duration, global real estate bond strategy to be used for the Real Estate Debt Fund. Based on the foregoing, the Trustees concluded that the Investment Manager and Rogge’s investment process, research capabilities and philosophy were well-suited to the Real Estate Debt Fund, given the Real Estate Debt Fund’s investment objectives and policies, and that the Investment Manager would be able to meet any reasonably foreseeable obligations under the Investment Management Agreement.

In assessing the reasonableness of the Real Estate Debt Fund’s proposed fees and expenses under the Investment Management Agreement, the Trustees considered, among other information, the Real Estate Debt Fund’s proposed management fee and its expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver and/or expense limitation arrangements that the Investment Manager would observe, and the advisory fees and net expense ratios of peer groups of funds based on information provided by Morningstar.

The Trustees considered how the net expense ratio of the Real Estate Debt Fund was expected to compare to its Morningstar peers, and considered comparisons of the Real Estate Debt Fund’s proposed management fee with the advisory fees of the peer funds compiled from Morningstar. The Trustees noted that the proposed management fees and estimated net expense ratio for Institutional Class shares of the Real Estate Debt Fund were lower than both the average and median for Institutional Class shares of funds in the Morningstar peer group.

The Trustees also considered the management fees charged by the Investment Manager to other funds and accounts with similar investment strategies to the Real Estate Debt Fund. Among other topics, the Trustees considered various risks AllianzGI U.S will bear as sponsoring adviser to the Real Estate Debt Fund, which exceed or are in addition to those associated with the management of institutional accounts, including entrepreneurial, reputational, legal and regulatory risks.

The Trustees also considered the estimated profitability to the Investment Manager from its relationship with the Real Estate Debt

Fund and noted that such profitability was expected to be negative for the Real Estate Debt Fund’s first year of operations based on average net asset assumptions.

The Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Real Estate Debt Fund. The Trustees took into account that, as an open-end investment company, the Real Estate Debt Fund intends to raise additional assets, so as the assets of the Real Estate Debt Fund increase over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs over a larger asset base or across a variety of products and services. In this regard, they also took into account the management fee waiver and/or expense limitation arrangements proposed to be observed by the Investment Manager for the Real Estate Debt Fund.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates, such as reputational value derived from serving as investment manager to the Real Estate Debt Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Investment Management Agreement, that the proposed fees payable under the Investment Management Agreement represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Investment Manager and should be approved for an initial two-year period. After further discussion, and based on their evaluation of factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the initial approval of the Investment Management Agreement was in the interests of the Real Estate Debt Fund and its shareholders and should be approved.

PerformanceFee Funds

In connection with their deliberations, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information compiled from Morningstar, an independent third party, on the investment performance for various time periods, including annualized return performance information for certain time periods, of groups of funds with investment classifications and/or objectives comparable to those proposed for the PerformanceFee Funds, (ii) information on the PerformanceFee Funds’ management fees, management fee structures and other anticipated expenses and information compiled from Morningstar on the management fees, management fee structures and other expenses of comparable funds, (iii) information regarding the investment performance and fees for other funds and/or accounts managed by the Investment Manager or an affiliate with similar investment objective(s) and policies to those of the PerformanceFee Funds, (iv) an estimate of the profitability to the Investment Manager from its relationship with each of the PerformanceFee Funds during its

382	March 31, 2018 |	Semiannual Report

first year of operations, (v) descriptions of various functions to be performed by the Investment Manager for the PerformanceFee Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third-party service providers, (vi) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the PerformanceFee Funds, and information related to corporate ownership and business operations unrelated to the PerformanceFee Funds and (vii) commentary and analysis regarding the performance-based component of the proposed management fee payable under the Investment Management Agreement.

The Trustees’ conclusions as to the approval of the Investment Management Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees also took into account that AllianzGI U.S. had proposed to observe certain advisory fee waivers and/or expense limitations for the PerformanceFee Funds. The Trustees also considered the risk profile of the PerformanceFee Funds.

As part of their review, the Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the PerformanceFee Funds. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Investment Manager and its affiliates. The Trustees considered, among other information, the experience of key advisory personnel of the Investment Manager who would be responsible for portfolio management of the PerformanceFee Funds; the ability of the Investment Manager to attract and retain capable personnel; the capabilities of the senior management and staff of the Investment Manager; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager. In addition, the Trustees reviewed the extent and quality of the Investment Manager’s expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the PerformanceFee Funds; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager under the Investment Management Agreement; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the PerformanceFee Funds; and conditions that might affect the Investment Manager’s ability to provide high quality services to the PerformanceFee Funds in the future under the Investment Management Agreement, including the Investment Manager’s financial condition and operational stability. The Trustees also considered the historical investment performance information of accounts managed by the Investment Manager and/or affiliated advisers in strategies similar to those of the PerformanceFee Funds. Based on the foregoing, the Trustees concluded that the Investment Manager’s investment process, research capabilities and philosophy were well-suited to the PerformanceFee Funds, given the investment objectives and policies of the PerformanceFee Funds, that the Investment Manager would be able to meet any reasonably foreseeable obligations under the Investment Management Agreement and that the Investment Manager would otherwise be able to provide services to the PerformanceFee Funds of sufficient extent and quality.

In assessing the reasonableness of the PerformanceFee Funds’ proposed fees and expenses under the Investment Management Agreement, the Trustees considered, among other information, each

PerformanceFee Fund’s proposed management fee and its expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver and/or expense limitation arrangements that the Investment Manager would observe. The Trustees considered how the management fee and gross and net expense ratio of each PerformanceFee Fund were expected to compare to those of its Morningstar peers. The Trustees noted that the estimated net expense ratio (which presumes that the PerformanceFee Funds perform in-line with their respective performance hurdles and therefore are not affected by performance-based adjustments) was at or below the Morningstar peer group median for each PerformanceFee Fund. The Trustees also noted that the estimated management fee (which likewise presumes that the PerformanceFee Funds perform in-line with their respective performance hurdles and therefore are not affected by performance-based adjustments) was above the Morningstar peer group median for the Structured US Equity Fund, but below the peer group median for the Managed Futures Strategy Fund and Structured US Fixed Income Fund. However, the Trustees also considered that the proposed management fee for each PerformanceFee Fund was subject to performance-based adjustment based on out- or underperformance relative to a hurdle set materially higher than the benchmark index performance, and considered the effect of potential adjustments in different scenarios. Among other information, the Trustees noted that the Investment Manager would be entitled to receive a management fee for its management of a PerformanceFee Fund only if the PerformanceFee Fund outperformed its benchmark index during the applicable trailing twelve-month performance period (assuming Fund assets are generally constant or decreasing, or else pursuant to a waiver in instances where Fund assets are increasing). The Trustees noted that, for Structured US Equity Fund and Structured US Fixed Income Fund, management fees would have been in the top decile of the Morningstar peer group during the periods reflected in the Morgningstar data assuming the maximum positive performance adjustment and in the bottom decile assuming the maximum negative performance adjustment. The Trustees noted that the

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Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (cont’d)

Managed Futures Strategy Fund’s management fee would have been above the peer group median during the periods reflected in the Morningstar data assuming the maximum positive performance adjustment and in the bottom decile assuming the maximum negative performance adjustment. The Trustees noted, further, that the estimated total expense ratio for each PerformanceFee Fund, assuming relatively modest assets in the first year of operations and performance meeting applicable hurdles, would be in the top decile of the respective Morningstar peer group prior to giving effect to the fee waivers that the Investment Manager has agreed to undertake.

The Trustees also considered the management fees charged by the Investment Manager and/or its affiliates to other funds and accounts with similar investment strategies to those of the PerformanceFee Funds.

The Trustees also considered the estimated profitability to the Investment Manager from its relationship with the PerformanceFee Funds and noted that such profitability was expected to be negative for the PerformanceFee Funds’ first year of operations based on average net asset assumptions. The Trustees also considered the potential impact of performance-based adjustments on the profitability to the Investment Manager in the future, noting that, in general, the Investment Manager would be more likely to profit from its management of a new fund following periods in which the fund outperformed its benchmark than following periods of underperformance, and that the Investment Manager could achieve a relatively high profit margin with respect to periods of significant outperformance.

The Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the PerformanceFee Funds. The Trustees took into account that, as an open-end investment company, the PerformanceFee Funds intends to raise additional assets, so as the assets of the PerformanceFee Funds increase over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs over a larger asset base or across a variety of products and services. In this regard, they also took into account the management fee waiver and/or expense limitation arrangements proposed to be observed by the Investment Manager for the PerformanceFee Funds.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates derived from serving as investment manager to the PerformanceFee Funds. The Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager would undertake as investment manager and sponsor of the PerformanceFee Funds.

The Trustees weighed certain additional considerations and factors related to the PerformanceFee Funds’ proposed performance-based fee structure. The Trustees reviewed the terms and structures of performance-based fees employed by other mutual funds that are currently operating. The Trustees noted that, depending on performance, the management fee paid by each PerformanceFee Fund could be materially lower or materially higher than the unadjusted base fee to be paid by each PerformanceFee Fund. The Trustees considered specific factors relating to the appropriateness of the reference benchmark index selected for each of the PerformanceFee Funds, including the expected volatility, diversification of holdings, types of securities owned and objectives of the PerformanceFee Funds, taking into account that the hurdle rate required to achieve the base management fee (and avoid a downward performance adjustment) was set materially higher than the reference benchmark index against which the Fund would typically be compared. The Trustees also considered specific factors related to: the appropriateness of the base fee to be applied to each PerformanceFee Fund; the rolling, trailing twelve-month performance period upon which each PerformanceFee Fund’s performance adjustment is expected to be based; the “bifurcated” methodology according to which each PerformanceFee Fund’s base fee will be a percentage of a Fund’s average net assets over a shorter period than the performance period; the magnitude of the proposed performance-based adjustments; the proposed margin by which each PerformanceFee Fund must outperform its benchmark index in order for the Investment Manager to earn its full base fee; the amount by which each PerformanceFee Fund must outperform or underperform its benchmark index in order to trigger the maximum performance-based adjustment; the methodology for measuring the performance of the PerformanceFee Funds and their benchmarks; and the selection of the Fund’s most expensive share class as the reference share class whose performance will determine the performance-based adjustments to which each PerformanceFee Fund will be subject. In reviewing these factors the Trustees took into account ways in which fluctuations in Fund assets over different time periods could significantly impact the level of fees payable under their management agreement and acknowledged undertakings by the Investment Manager to implement expense waivers in an effort to mitigate disproportionately disadvantageous potential outcomes for shareholders. The Trustees considered that the base fee for each of the PerformanceFee Funds will not be subject to a performance-based adjustment until after completion of such Fund’s twelfth full calendar month of operations, but noted, further, that the Investment Manager has agreed to waive its fees with respect to each PerformanceFee Fund during the Fund’s initial year of operations in an amount equal to any negative performance-based adjustment that would have applied had the Fund been subject to a performance-based adjustment during the period. The Trustees concluded that the performance-based management fee adjustments contemplated by the Investment Management Agreement would tend to align the interests of the Investment Manager and the PerformanceFee Funds’ shareholders in an appropriate manner.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Investment Management Agreement, that the proposed fees

384	March 31, 2018 |	Semiannual Report

payable under the Investment Management Agreement represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Investment Manager and should be approved for an initial two-year period.

After further discussion, and based on their evaluation of factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the initial approval of the Investment Management Agreement was in the interests of each PerformanceFee Fund and its shareholders and should be approved. The Trustees noted that the Investment Manager would continue to review and assess certain features of the Investment Management Agreement and that they would, if necessary, review and consider updated versions of the Investment Management Agreement at a future meeting.

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time

386	March 31, 2018 |	Semiannual Report

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Privacy Policy (cont’d)

you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy/

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Multi-Strategy Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

Chief Legal Officer and Secretary

Thomas L. Harter

Chief Compliance Officer, CFA

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Craig Ruckman

Assistant Secretary

Thomas W. Oliver(2)

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

State Street Bank & Trust Company, which has delegated its obligations as transfer agent to:

DST Asset Management Solutions, Inc.

(Class A, Class C and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Thomas W. Oliver Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and training accounts for the AllianzGI NFJ Emerging Markets Value Fund.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with over 700 investment professionals* in 25 offices worldwide and managing more than $630 billion in assets for individuals, families and institutions.

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

* Data as of March 31, 2018 (*as of December 31, 2017).

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2018. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750SA_033118

460246

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Trustees since the Funds’ last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1)	Not required in this filing.

(a) (2)	Exhibit 99_ Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3)	Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	June 1, 2018

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date:	June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	June 1, 2018

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date:	June 1, 2018